UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-7704
Schwab Capital Trust
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Capital Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: October 31
Date of reporting period: October 31, 2011

Item 1: Report(s) to Shareholders.

Annual report dated October 31, 2011, enclosed.

Schwab Equity Index Funds

Schwab S&P 500 Index Fund

Schwab 1000 Index® Fund

Schwab Small-Cap Index Fund®

Schwab Total Stock Market
Index Fund®

Schwab International
Index Fund®

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This wrapper is not part of the shareholder report.

Schwab Equity Index Funds

Annual Report
October 31, 2011

Schwab S&P 500 Index Fund

Schwab 1000 Index® Fund

Schwab Small-Cap Index Fund®

Schwab Total Stock Market
Index Fund®

Schwab International
Index Fund®

This page is intentionally left blank.

Five cost-efficient ways to tap into the power of
the stock market for long-term growth potential.

In This Report

Performance at a Glance	2
From the President	3
Fund Management	5
Fund Summaries
Schwab S&P 500 Index Fund	6
Schwab 1000 Index® Fund	8
Schwab Small-Cap Index Fund®	10
Schwab Total Stock Market Index Fund®	12
Schwab International Index Fund®	14
Fund Expenses	16
Financial Statements and Portfolio Holdings
Schwab S&P 500 Index Fund	17
Schwab 1000 Index® Fund	24
Schwab Small-Cap Index Fund®	30
Schwab Total Stock Market Index Fund®	37
Schwab International Index Fund®	44
Financial Notes	50
Report of Independent Registered Public Accounting Firm	65
Other Federal Tax Information	66
Investment Advisory Agreement Approval	67
Trustees and Officers	69
Glossary	73

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the Report Period

Schwab S&P 500 Index Fund (Ticker Symbol: SWPPX)	7.97%

S&P 500® Index	8.09%
Fund Category: Morningstar Large-Cap Blend	5.33%

Performance Details	pages 6-7

Schwab 1000 Index® Fund (Ticker Symbol: SNXFX)	7.60%

Schwab 1000 Index®	7.88%
Fund Category: Morningstar Large-Cap Blend	5.33%

Performance Details	pages 8-9

Schwab Small-Cap Index Fund® (Ticker Symbol: SWSSX)	8.45%

Schwab Small-Cap Index®	8.59%
Fund Category: Morningstar Small-Cap Blend	6.60%

Performance Details	pages 10-11

Schwab Total Stock Market Index Fund® (Ticker Symbol: SWTSX)	8.14%

Dow Jones U.S. Total Stock Market IndexSM	8.05%
Fund Category: Morningstar Large-Cap Blend	5.33%

Performance Details	pages 12-13

Schwab International Index Fund® (Ticker Symbol: SWISX)[1]	-4.83%

Schwab International Index®	-3.82%
Fund Category: Morningstar Foreign Large-Cap Blend	-6.43%

Performance Details	pages 14-15

Minimum Initial Investment[2]	$ 100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the funds’ returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations, see financial note 2 for more information.

[2]	Please see prospectus for further details and eligibility requirements.

2 Schwab Equity Index Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

During the 12-month period that ended October 31, 2011, global financial markets saw ongoing challenges with Europe’s sovereign debt crisis, the downgrade of long-term U.S. Treasury debt, and a global economy that lost steam in the middle months of the period but showed pockets of improvement by its end. U.S. stocks provided respectable returns in that environment, while stocks in many developed markets outside of the United States generated losses. Long-term interest rates in the United States continued to decline, boosting prices of Treasury securities.

As slow economic growth continued throughout most of the reporting period, the Federal Reserve kept short-term interest rates at or near zero to spur job growth and the U.S. economy. Concerns intensified throughout the world, however, about the high debt levels of sovereign nations, including the United States. In August, credit rating agency Standard & Poor’s downgraded the credit rating of long-term U.S. debt from AAA to AA+ and continued to warn against the growing level of debt owed by the U.S. government. Throughout the summer of 2011, markets also labored under worries that a default on Greece’s sovereign debt could destabilize some European banks, and that high debt levels in Portugal, Italy, or Spain might further destabilize global financial markets.

Although equity markets rose steadily over the first six months of the reporting period, the concerns about Europe and a possible worldwide recession sparked a global sell-off in August and September. In this environment, investors favored securities viewed as safer or more defensive, which helped

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

8.09%	S&P 500® Index: measures U.S. large-cap stocks

6.71%	Russell 2000® Index: measures U.S. small-cap stocks

−3.64%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

5.00%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.09%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and Charles Schwab Investment Management, Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds 3

From the President continued

Stock markets got a further lift in the last month of the period as European leaders appeared closer to a resolution concerning the region’s debt problems, and as the United States managed a faster pace of economic growth in the third quarter.

stock markets in the United States outperform international markets. Stock markets got a further lift in the last month of the period as European leaders appeared closer to a resolution concerning the region’s debt problems, and as the United States managed a faster pace of economic growth in the third quarter. The broad U.S. stock market posted a return of 8.09%, as measured by the S&P 500 Index, while stocks in Europe and much of the rest of the world trailed this result. Stock markets in the developed world outside of the United States returned –3.64%, as measured by the MSCI EAFE Index.

During the market fluctuations of the late summer, investors sought the safety of U.S. Treasury securities. This influx of demand pushed yields on 10-year Treasury notes down from 3.47% at the end of March to 2.17% at the end of October. As investors moved toward safer assets, corporate bonds and other non-Treasury debt securities traded at higher spreads to Treasury bonds over the last months of the period. The Barclays Capital U.S. Aggregate Bond Index ended the 12-month period with an investment return of 5.00%.

Thank you for investing in the Schwab Equity Index Funds. We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Equity Index Funds

Fund Management

Larry Mano, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day management of the Schwab Total Stock Market Index Fund and co-management of each of the remaining funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

Ron Toll, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds, except the Schwab Total Stock Market Index Fund. He joined the firm in 1998, became Manager, Portfolio Operations in 2000, Manager, Portfolio Operations and Analytics in 2005 and was named to his current position in 2007.

Schwab Equity Index Funds 5

Schwab S&P 500 Index Fund

The Schwab S&P 500 Index Fund (the fund) seeks to track the total return of the S&P 500 Index (the index). To pursue its goal, the fund generally invests in stocks that are included in the index. Generally, the fund gives the same weight to a given stock as the index does. The index includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. (For more information concerning the fund’s objective, strategy, and risks, please see the fund’s prospectus.)

The fund returned 7.97% for the 12 months ended October 31, 2011, while the index returned 8.09%. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Energy and Information Technology stocks added the most to the fund’s absolute performance (total return), reflecting the respectable returns generated by investments in these sectors combined with their average weights within the fund. Financials was the only sector that subtracted from the fund’s total return, reflecting the negative returns generated by these investments. New legislation expected to trim the financial industry’s profits and Europe’s ongoing and largely unresolved sovereign debt crisis were primary catalysts behind the poor performance of this sector.

The fund used a replication investment approach and maintained a tight allocation across all sectors, market capitalizations, and valuation measures compared with the index.

As of 10/31/11:

 Statistics

Number of Holdings	502
Weighted Average Market Cap ($ x 1,000,000)	$90,171
Price/Earnings Ratio (P/E)	14.2
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate	3%

 Sector Weightings % of Investments

Information Technology	19.3%
Financials	13.8%
Energy	12.1%
Health Care	11.3%
Consumer Staples	10.8%
Consumer Discretionary	10.5%
Industrials	10.4%
Utilities	3.6%
Materials	3.5%
Telecommunication Services	3.0%
Other	1.7%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Exxon Mobil Corp.	3.3%
Apple, Inc.	3.2%
International Business Machines Corp.	1.9%
Chevron Corp.	1.8%
Microsoft Corp.	1.7%
General Electric Co.	1.5%
Johnson & Johnson	1.5%
The Procter & Gamble Co.	1.5%
AT&T, Inc.	1.5%
The Coca-Cola Co.	1.3%
Total	19.2%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Standard & Poor’s®, S&P®, S&P 500®, Standard & Poor’s 500® and 500® are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Equity Index Funds

 Schwab S&P 500 Index Fund

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2001 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,2,4

 Pre-Tax Average Annual Total Returns1,2,3,4

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab S&P 500 Index Fund (5/19/97)	7.97%	0.27%	3.64%
S&P 500® Index	8.09%	0.25%	3.69%
Fund Category: Morningstar Large-Cap Blend	5.33%	-0.31%	3.46%

Fund Expense Ratios5: Net 0.09%; Gross 0.10%

 Average Annual Total Returns After Tax1,2,3,4

	1 Year	5 Years	10 Years

Fund: Schwab S&P 500 Index Fund (5/19/97)
Pre-Liquidation (still own shares)	7.65%	-0.02%	3.24%
Post-Liquidation (shares were sold)	5.54%	0.20%	2.99%

Fund Category: Morningstar Large-Cap Blend
Pre-Liquidation (still own shares)	3.66%	-1.27%	2.77%
Post-Liquidation (shares were sold)	2.68%	-0.69%	2.70%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower.
[2]	The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/11 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect both the effects of taxable distributions and the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund.
[3]	The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	On September 9, 2009, the Investor Share class, Select Share class and e.Shares class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares. On September 9, 2009, the Schwab Institutional Select S&P 500 Fund merged into the fund.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 7

Schwab 1000 Index® Fund

The Schwab 1000 Index Fund (the fund) seeks to match the total return of the Schwab 1000 Index (the index). To pursue its goal, the fund generally invests in stocks that are included in the index. Generally, the fund gives the same weight to a given stock as the index does. The index includes the stocks of the largest 1,000 publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of large- and mid-cap U.S. stocks. (For more information concerning the fund’s objective, strategy, and risks, please see the fund’s prospectus.)

The fund returned 7.60% for the 12 months ended October 31, 2011, while the index returned 7.88%. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index. The fund experienced taxable gains that were generated by selling securities to meet redemptions.

Energy and Information Technology stocks added the most to the fund’s absolute performance (total return), reflecting the respectable returns generated by investments in these sectors combined with their average weights within the fund. Financials was the only sector that subtracted from the fund’s total return, reflecting the negative returns generated by these investments. Europe’s ongoing and largely unresolved sovereign debt crisis and new legislation expected to trim the financial industry’s profits were primary catalysts behind this sector’s poor performance.

A replication investment approach was used by the fund, which maintained a tight allocation across all sectors, market capitalizations, and valuation measures compared with the index.

As of 10/31/11:

 Statistics

Number of Holdings	972
Weighted Average Market Cap ($ x 1,000,000)	$80,438
Price/Earnings Ratio (P/E)	14.7
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate	5%

 Sector Weightings % of Investments

Information Technology	19.1%
Financials	14.4%
Energy	11.9%
Consumer Discretionary	11.4%
Health Care	11.4%
Industrials	11.0%
Consumer Staples	10.2%
Materials	4.0%
Utilities	3.8%
Telecommunication Services	2.8%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Exxon Mobil Corp.	3.0%
Apple, Inc.	2.9%
International Business Machines Corp.	1.7%
Chevron Corp.	1.6%
Microsoft Corp.	1.5%
General Electric Co.	1.4%
Johnson & Johnson	1.4%
The Procter & Gamble Co.	1.4%
AT&T, Inc.	1.3%
The Coca-Cola Co.	1.2%
Total	17.4%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Equity Index Funds

 Schwab 1000 Index® Fund

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2001 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,2,4

 Pre-Tax Average Annual Total Returns1,2,3,4

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab 1000 Index® Fund (4/2/91)	7.60%	0.43%	4.00%
Schwab 1000 Index®	7.88%	0.69%	4.31%
S&P 500® Index	8.09%	0.25%	3.69%
Fund Category: Morningstar Large-Cap Blend	5.33%	-0.31%	3.46%

Fund Expense Ratios5: Net 0.29%; Gross 0.35%

 Average Annual Total Returns After Tax1,2,3,4

	1 Year	5 Years	10 Years

Fund: Schwab 1000 Index® Fund (4/2/91)
Pre-Liquidation (still own shares)	7.14%	0.14%	3.65%
Post-Liquidation (shares were sold)	5.50%	0.34%	3.34%

Fund Category: Morningstar Large-Cap Blend
Pre-Liquidation (still own shares)	3.66%	-1.27%	2.77%
Post-Liquidation (shares were sold)	2.68%	-0.69%	2.70%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower.
[2]	The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/11 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect both the effects of taxable distributions and the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund.
[3]	The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Investor Shares. Accordingly, the past performance shown is that of the fund’s former Investor Shares.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 9

Schwab Small-Cap Index Fund®

The Schwab Small-Cap Index Fund (the fund) seeks to track the total return of the performance of a benchmark index that measures the total return of small capitalization U.S. stocks. To pursue its goal, the fund generally invests in stocks that are included in the Schwab Small-Cap Index (the index). Generally, the fund gives the same weight to a given stock as the index does. The index includes the stocks of the second-largest 1,000 publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of small-cap U.S. stocks. (For more information concerning the fund’s objective, strategy, and risks, please see the fund’s prospectus.)

The fund returned 8.45% for the 12 months ended October 31, 2011, while the index returned 8.59%. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Health Care and Information Technology stocks added the most to the fund’s absolute performance (total return), reflecting the double-digit returns generated by investments in these sectors combined with their average weights within the fund. Telecommunication Services and Materials stocks added the least to the fund’s total return, reflecting the relatively small size of these investment allocations within the fund, combined with the limited returns generated by these stocks.

The fund used a replication investment approach and maintained a tight allocation across all sectors, market capitalizations, and valuation measures compared with the index.

As of 10/31/11:

 Statistics

Number of Holdings	960
Weighted Average Market Cap ($ x 1,000,000)	$1,335
Price/Earnings Ratio (P/E)	80.7
Price/Book Ratio (P/B)	1.8
Portfolio Turnover Rate	26%

 Sector Weightings % of Investments

Financials	18.5%
Industrials	16.5%
Information Technology	16.4%
Consumer Discretionary	15.1%
Health Care	12.9%
Energy	5.5%
Materials	5.2%
Consumer Staples	4.5%
Utilities	3.9%
Telecommunication Services	1.3%
Other	0.2%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Pharmasset, Inc.	0.6%
Level 3 Communications, Inc.	0.5%
Healthspring, Inc.	0.4%
Catalyst Health Solutions, Inc.	0.3%
Nu Skin Enterprises, Inc., Class A	0.3%
Equity Lifestyle Properties, Inc.	0.3%
Home Properties, Inc.	0.3%
Signature Bank	0.3%
Hancock Holding Co.	0.3%
Hexcel Corp.	0.3%
Total	3.6%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than other asset classes.

[1]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Equity Index Funds

 Schwab Small-Cap Index Fund®

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2001 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,2,4

 Pre-Tax Average Annual Total Returns1,2,3,4

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Small-Cap Index Fund® (5/19/97)	8.45%	2.53%	7.13%
Schwab Small-Cap Index®	8.59%	2.69%	7.24%
Russell 2000® Index*	6.71%	0.68%	7.02%
Fund Category: Morningstar Small-Cap Blend	6.60%	0.77%	7.19%

Fund Expense Ratios5: Net 0.17%; Gross 0.20%

 Average Annual Total Returns After Tax1,2,3,4

	1 Year	5 Years	10 Years

Fund: Schwab Small-Cap Index Fund® (5/19/97)
Pre-Liquidation (still own shares)	8.22%	1.23%	6.23%
Post-Liquidation (shares were sold)	5.72%	1.81%	5.97%

Fund Category: Morningstar Small-Cap Blend
Pre-Liquidation (still own shares)	5.15%	-0.35%	6.10%
Post-Liquidation (shares were sold)	3.66%	0.25%	5.93%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	Effective December 14, 2011, the fund’s benchmark index will change to the Russell 2000® Index.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower.
[2]	The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/11 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect both the effects of taxable distributions and the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund.
[3]	The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 11

Schwab Total Stock Market Index Fund®

The Schwab Total Stock Market Index Fund (the fund) seeks to track the total return of the entire U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market Index (the index). To pursue its goal, the fund generally invests in stocks that are included in the index. The fund generally gives the same weight to a given stock as the index does. The index includes all publicly traded stocks of companies headquartered in the United States for which pricing information is readily available—approximately 3,800 stocks. (For more information concerning the fund’s objective, strategy, and risks, please see the fund’s prospectus.)

The fund returned 8.14% for the 12 months ended October 31, 2011, while the index returned 8.05%. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Stocks of Energy and Information Technology companies added the most to the fund’s absolute performance (total return), reflecting the respectable returns generated by investments in these sectors combined with their average weights within the fund. Financials was the only sector that subtracted from the fund’s total return, reflecting the negative returns generated by these investments. New legislation expected to trim the financial industry’s profits and Europe’s ongoing and largely unresolved sovereign debt crisis were primary catalysts behind this sector’s poor performance.

A sampling investment approach was used by the fund, which maintained a tight allocation across all sectors, market capitalizations, and valuation measures compared with the index.

As of 10/31/11:

 Statistics

Number of Holdings	2,271
Weighted Average Market Cap ($ x 1,000,000)	$74,202
Price/Earnings Ratio (P/E)	15.6
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate	1%

 Sector Weightings % of Investments

Information Technology	18.9%
Financials	15.0%
Consumer Discretionary	11.6%
Health Care	11.5%
Energy	11.2%
Industrials	10.8%
Consumer Staples	9.6%
Materials	4.1%
Utilities	3.8%
Telecommunication Services	2.7%
Other	0.8%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Exxon Mobil Corp.	2.7%
Apple, Inc.	2.7%
International Business Machines Corp.	1.6%
Chevron Corp.	1.5%
Microsoft Corp.	1.4%
General Electric Co.	1.3%
The Procter & Gamble Co.	1.3%
Johnson & Johnson	1.2%
AT&T, Inc.	1.2%
Pfizer, Inc.	1.1%
Total	16.0%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

“Dow Jones” and “The Dow Jones U.S. Total Stock Market IndexSM” are service marks of Dow Jones & Company, Inc. and have been licensed for certain purposes by CSIM. The Schwab Total Stock Market Index Fund, based on The Dow Jones U.S. Total Stock Market IndexSM, is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in such a product.

[1]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Equity Index Funds

 Schwab Total Stock Market Index Fund®

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2001 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,2,4

 Pre-Tax Average Annual Total Returns1,2,3,4

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Total Stock Market Index Fund® (6/1/99)	8.14%	0.92%	4.79%
Dow Jones U.S. Total Stock Market IndexSM	8.05%	0.82%	4.76%
Fund Category: Morningstar Large-Cap Blend	5.33%	-0.31%	3.46%

Fund Expense Ratios5: Net 0.09%; Gross 0.11%

 Average Annual Total Returns After Tax1,2,3,4

	1 Year	5 Years	10 Years

Fund: Schwab Total Stock Market Index Fund® (6/1/99)
Pre-Liquidation (still own shares)	7.83%	0.65%	4.42%
Post-Liquidation (shares were sold)	5.62%	0.75%	4.01%

Fund Category: Morningstar Large-Cap Blend
Pre-Liquidation (still own shares)	3.66%	-1.27%	2.77%
Post-Liquidation (shares were sold)	2.68%	-0.69%	2.70%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower.
[2]	The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/11 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect both the effects of taxable distributions and the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund.
[3]	The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 13

Schwab International Index Fund®

The Schwab International Index Fund (the fund) seeks to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States. To pursue its goal, the fund generally invests in stocks that are included in the Schwab International Index (the index). The index includes stocks of 350 of the largest publicly traded companies from selected countries outside the United States. (The fund generally gives the same weight to a given stock as the index does. For more information concerning the fund’s objective, strategy, and risks, please see the fund’s prospectus.)

The fund returned -4.83% for the 12 months ended October 31, 2011, while the index returned -3.82%. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index. Timing differences in foreign exchange calculations represented part of why the fund underperformed the index.* Fair valuation of the fund’s holdings on the last trading day of the current period explains a majority of the fund’s underperformance compared with the index during the period (please see financial note 2 for more information).

Energy and Consumer Staples stocks added the most to the fund’s absolute performance (total return), reflecting the relatively solid returns generated by investments in these sectors combined with their average weights within the fund. Financial stocks detracted the most from the fund’s return. This sector represented roughly one-quarter of the fund and posted double-digit losses. Europe’s ongoing and largely unresolved sovereign debt crisis was a primary catalyst behind the poor performance of international financial stocks.

U.K. stocks helped the fund’s total return the most from a country allocation standpoint. The positive effect on the fund’s performance reflected the large average weight of this investment position compared with other country allocations, combined with the modestly positive return that these stocks generated. Stocks from France posted losses, and when combined with their relatively large weight in the fund, subtracted the most from the fund’s total return.

The fund used a replication investment approach and maintained a tight allocation across all countries, regions, sectors, market capitalizations, and valuation measures compared with the index.

As of 10/31/11:

 Country Weightings % of Equity Investments

United Kingdom	21.4%
Japan	13.9%
Canada	9.5%
France	9.4%
Switzerland	8.6%
Germany	7.9%
Australia	7.4%
United States**	4.1%
Spain	3.3%
Italy	2.5%
Other	12.0%
Total	100.0%

 Statistics

Number of Holdings	353
Weighted Average Market Cap ($ x 1,000,000)	$58,501
Price/Earnings Ratio (P/E)	12.5
Price/Book Ratio (P/B)	1.4
Portfolio Turnover Rate	10%

 Sector Weightings % of Investments

Financials	23.3%
Energy	11.6%
Consumer Staples	11.1%
Materials	10.2%
Health Care	9.1%
Industrials	8.8%
Consumer Discretionary	7.6%
Telecommunication Services	6.4%
Utilities	4.2%
Information Technology	3.6%
Other	4.1%
Total	100.0%

 Top Equity Holdings % of Net Assets1

iShares MSCI EAFE Index Fund**	4.1%
Nestle S.A. - Reg’d	2.2%
HSBC Holdings plc	1.7%
Novartis AG - Reg’d	1.7%
Vodafone Group plc	1.6%
BP plc	1.5%
Royal Dutch Shell plc, A Shares	1.4%
BHP Billiton Ltd.	1.4%
Total S.A.	1.4%
Roche Holding AG	1.3%
Total	18.3%

Manager views and portfolio holdings may have changed since the report date.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Source of Sector Classification: S&P and MSCI.

Foreign securities can involve risks such as political and economic instability and currency risk.

*	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST), using exchange rates in place at that time. Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
**	Effective December 20, 2011, the fund’s investment strategy will change to require that the fund invest 80% of its net assets in stocks that are included in the MSCI EAFE Index. As a result of portfolio rebalancing, the fund held a large position in the iShares MSCI EAFE Index Fund at end of the period.
[1]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Equity Index Funds

 Schwab International Index Fund®

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2001 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,2,4

 Pre-Tax Average Annual Total Returns1,2,3,4

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab International Index Fund® (5/19/97)	-4.83%	-2.38%	5.36%
Schwab International Index®	-3.82%	-2.02%	5.79%
MSCI EAFE Index®*	-3.64%	-1.95%	6.19%
Fund Category: Morningstar Foreign Large-Cap Blend	-6.43%	-2.49%	5.14%

Fund Expense Ratios5: Net 0.19%; Gross 0.21%

 Average Annual Total Returns After Tax1,2,3,4

	1 Year	5 Years	10 Years

Fund: Schwab International Index Fund® (5/19/97)
Pre-Liquidation (still own shares)	-5.26%	-2.74%	4.84%
Post-Liquidation (shares were sold)	-2.61%	-1.91%	4.53%

Fund Category: Morningstar Foreign Large-Cap Blend
Pre-Liquidation (still own shares)	-8.15%	-3.84%	4.22%
Post-Liquidation (shares were sold)	-4.88%	-2.60%	4.13%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	Effective December 20, 2011, the fund’s benchmark index will change to the MSCI EAFE® Index. The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index®) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower.
[2]	The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/11 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect both the effects of taxable distributions and the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund.
[3]	The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2011 and held through October 31, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/11	at 10/31/11	5/1/11–10/31/11

Schwab S&P 500 Index Fund
Actual Return	0.09%	$1,000	$929.20	$0.44
Hypothetical 5% Return	0.09%	$1,000	$1,024.75	$0.46

Schwab 1000 Index® Fund
Actual Return	0.29%	$1,000	$921.30	$1.40
Hypothetical 5% Return	0.29%	$1,000	$1,023.74	$1.48

Schwab Small-Cap Index Fund®
Actual Return	0.19%	$1,000	$876.70	$0.90
Hypothetical 5% Return	0.19%	$1,000	$1,024.25	$0.97

Schwab Total Stock Market Index Fund®
Actual Return	0.09%	$1,000	$920.10	$0.44
Hypothetical 5% Return	0.09%	$1,000	$1,024.75	$0.46

Schwab International Index Fund®
Actual Return	0.19%	$1,000	$838.70	$0.88
Hypothetical 5% Return	0.19%	$1,000	$1,024.25	$0.97

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

16 Schwab Equity Index Funds

Schwab S&P 500 Index Fund

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–		11/1/07–	11/1/06–
	10/31/11	10/31/10	10/31/09[1]		10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	18.70	16.28	15.28		24.28	21.56

Income (loss) from investment operations:
Net investment income (loss)	0.39	0.35	0.20		0.44	0.41
Net realized and unrealized gains (losses)	1.09	2.31	1.22		(9.02)	2.68

Total from investment operations	1.48	2.66	1.42		(8.58)	3.09
Less distributions:
Distributions from net investment income	(0.36)	(0.24)	(0.42)		(0.42)	(0.37)

Net asset value at end of period	19.82	18.70	16.28		15.28	24.28

Total return (%)	7.97	16.50	9.81		(35.92)	14.50

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.09	0.09	0.13	[2]	0.19	0.19
Gross operating expenses	0.10	0.10	0.16		0.21	0.20
Net investment income (loss)	1.96	1.97	2.09		2.06	1.78
Portfolio turnover rate	3	2	3	[3]	3	2
Net assets, end of period ($ x 1,000,000)	10,909	10,007	8,718		2,598	4,345

1 Effective September 9, 2009, the Investor Share class, the e.Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
3 Portfolio turnover excludes the impact of investment activity resulting from a merger with another fund.

See financial notes 17

 Schwab S&P 500 Index Fund

Portfolio Holdings as of October 31, 2011

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.1%	Common Stock	8,824,947,361	10,701,120,014
1.7%	Short-Term Investments	182,670,166	182,670,166

99.8%	Total Investments	9,007,617,527	10,883,790,180
0.1%	Collateral Invested for Securities on Loan	10,781,362	10,781,362
0.1%	Other Assets and Liabilities, Net		14,018,050

100.0%	Net Assets		10,908,589,592

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 98.1% of net assets

Automobiles & Components 0.7%
Other Securities		0.7	73,827,731

Banks 2.5%
U.S. Bancorp	1,800,028	0.4	46,062,717
Wells Fargo & Co.	4,954,909	1.2	128,381,692
Other Securities		0.9	102,156,227

		2.5	276,600,636

Capital Goods 7.9%
3M Co.	667,919	0.5	52,778,959
Caterpillar, Inc.	605,362	0.5	57,182,494
General Electric Co.	9,963,752	1.5	166,494,296
United Technologies Corp.	851,535	0.6	66,402,699
Other Securities		4.8	515,720,451

		7.9	858,578,899

Commercial & Professional Supplies 0.6%
Other Securities		0.6	59,551,322

Consumer Durables & Apparel 1.0%
Other Securities		1.0	106,891,771

Consumer Services 2.1%
McDonald’s Corp.	966,738	0.8	89,761,623
Other Securities		1.3	133,913,497

		2.1	223,675,120

Diversified Financials 5.7%
American Express Co.	975,741	0.5	49,392,009
Bank of America Corp.	9,478,911	0.6	64,740,962
Citigroup, Inc.	2,734,147	0.8	86,371,704
JPMorgan Chase & Co.	3,653,531	1.2	126,996,738
The Charles Schwab Corp. (b)	1,009,981	0.1	12,402,567
The Goldman Sachs Group, Inc.	473,969	0.5	51,923,304
Other Securities		2.0	234,151,638

		5.7	625,978,922

Energy 12.0%
Chevron Corp.	1,881,534	1.8	197,655,147
ConocoPhillips	1,286,590	0.8	89,610,993
Exxon Mobil Corp.	4,555,941	3.3	355,773,433
Occidental Petroleum Corp.	759,350	0.6	70,573,989
Schlumberger Ltd.	1,263,215	0.9	92,808,406
Other Securities		4.6	507,031,001

		12.0	1,313,452,969

Food & Staples Retailing 2.3%
Wal-Mart Stores, Inc.	1,647,102	0.9	93,423,625
Other Securities		1.4	154,858,255

		2.3	248,281,880

Food, Beverage & Tobacco 6.2%
Altria Group, Inc.	1,955,891	0.5	53,884,797
Kraft Foods, Inc., Class A	1,654,854	0.5	58,217,764
PepsiCo, Inc.	1,480,863	0.9	93,220,326
Philip Morris International, Inc.	1,645,846	1.1	114,995,260
The Coca-Cola Co.	2,148,728	1.3	146,801,097
Other Securities		1.9	208,166,095

		6.2	675,285,339

Health Care Equipment & Services 3.9%
UnitedHealth Group, Inc.	1,005,610	0.4	48,259,224
Other Securities		3.5	380,384,718

		3.9	428,643,942

Household & Personal Products 2.4%
The Procter & Gamble Co.	2,574,690	1.5	164,754,413
Other Securities		0.9	93,053,852

		2.4	257,808,265

Insurance 3.6%
Berkshire Hathaway, Inc., Class B *	1,647,830	1.2	128,300,044
Other Securities		2.4	268,437,870

		3.6	396,737,914

18 See financial notes

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Materials 3.5%
Other Securities		3.5	381,359,596

Media 3.1%
Comcast Corp., Class A	2,583,964	0.6	60,593,956
The Walt Disney Co.	1,735,183	0.6	60,523,183
Other Securities		1.9	212,793,537

		3.1	333,910,676

Pharmaceuticals, Biotechnology & Life Sciences 7.4%
Abbott Laboratories	1,453,886	0.7	78,320,839
Amgen, Inc.	865,859	0.5	49,587,745
Bristol-Myers Squibb Co.	1,592,364	0.5	50,302,779
Johnson & Johnson	2,567,825	1.5	165,342,252
Merck & Co., Inc.	2,900,114	0.9	100,053,933
Pfizer, Inc.	7,310,833	1.3	140,806,643
Other Securities		2.0	219,105,723

		7.4	803,519,914

Real Estate 1.8%
Other Securities		1.8	198,635,117

Retailing 3.7%
Amazon.com, Inc. *	340,290	0.7	72,655,318
The Home Depot, Inc.	1,465,750	0.5	52,473,850
Other Securities		2.5	278,620,068

		3.7	403,749,236

Semiconductors & Semiconductor Equipment 2.4%
Intel Corp.	4,920,305	1.1	120,744,285
Other Securities		1.3	144,881,026

		2.4	265,625,311

Software & Services 9.5%
Google, Inc., Class A *	235,862	1.3	139,781,256
International Business Machines Corp.	1,119,090	1.9	206,617,587
Microsoft Corp.	6,995,831	1.7	186,298,980
Oracle Corp.	3,692,686	1.1	121,009,320
Other Securities		3.5	387,078,169

		9.5	1,040,785,312

Technology Hardware & Equipment 7.3%
Apple, Inc. *	868,740	3.2	351,648,577
Cisco Systems, Inc.	5,153,828	0.9	95,500,433
EMC Corp. *	1,949,545	0.4	47,783,348
Hewlett-Packard Co.	1,959,508	0.5	52,142,508
QUALCOMM, Inc.	1,569,565	0.7	80,989,554
Other Securities		1.6	171,498,896

		7.3	799,563,316

Telecommunication Services 3.0%
AT&T, Inc.	5,552,836	1.5	162,753,623
Verizon Communications, Inc.	2,648,178	0.9	97,929,622
Other Securities		0.6	61,767,793

		3.0	322,451,038

Transportation 1.9%
United Parcel Service, Inc., Class B	923,318	0.6	64,853,856
Other Securities		1.3	145,549,501

		1.9	210,403,357

Utilities 3.6%
Other Securities		3.6	395,802,431

Total Common Stock
(Cost $8,824,947,361)			10,701,120,014

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 1.7% of net assets

Time Deposit 1.6%
Bank of America
0.03%, 11/01/11	170,540,163	1.6	170,540,163

U.S. Treasury Obligations 0.1%
Other Securities		0.1	12,130,003

Total Short-Term Investments
(Cost $182,670,166)			182,670,166

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.1% of net assets

Invesco Short Term Investment Trust Government & Agency Portfolio	10,781,362	0.1	10,781,362

Total Collateral Invested for Securities on Loan
(Cost $10,781,362)			10,781,362

End of Collateral Invested for Securities on Loan.

At 10/31/11, tax basis cost of the fund’s investments was $9,051,852,174 and the unrealized appreciation and depreciation were $3,227,324,321 and ($1,395,386,315), respectively, with a net unrealized appreciation of $1,831,938,006.

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	Issuer is affiliated with the fund’s adviser.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust.

See financial notes 19

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

In addition to the above, the fund held the following at 10/31/11.

		Contract	Unrealized
	Number of	Value	Gains
	Contracts	($)	($)

Futures Contract
S&P 500 Index, e-mini, Long, expires 12/16/11	2,900	181,148,500	8,117,863

20 See financial notes

 Schwab S&P 500 Index Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments in affiliated issuers, at value (cost $11,500,984)		$12,402,567
Investments in unaffiliated issuers, at value (cost $8,996,116,543) including securities on loan of $9,899,324	+	10,871,387,613

Total investments, at value (cost $9,007,617,527)		10,883,790,180
Cash		7,329
Collateral invested for securities on loan		10,781,362
Receivables:
Investments sold		7,735,472
Fund shares sold		18,431,029
Dividends		12,264,207
Income from securities on loan		62,505
Foreign tax reclaims		22,725
Interest		142
Prepaid expenses	+	261,382

Total assets		10,933,356,333

Liabilities

Collateral held for securities on loan		10,781,362
Payables:
Investments bought		4,649,150
Investment adviser and administrator fees		51,971
Shareholder service fees		19,025
Fund shares redeemed		4,580,223
Due to brokers for futures		4,422,675
Accrued expenses	+	262,335

Total liabilities		24,766,741

Net Assets

Total assets		10,933,356,333
Total liabilities	−	24,766,741

Net assets		$10,908,589,592

Net Assets by Source
Capital received from investors		9,341,400,923
Net investment income not yet distributed		171,894,015
Net realized capital losses		(488,995,862)
Net unrealized capital gains		1,884,290,516

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$10,908,589,592		550,398,011		$19.82

See financial notes 21

 Schwab S&P 500 Index Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends received from affiliated issuer		$219,259
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $2,081)		221,157,471
Interest		51,126
Securities on loan	+	936,991

Total investment income		222,364,847

Expenses

Investment adviser and administrator fees		6,520,782
Shareholder service fees		2,120,498
Transfer agent fees		449,335
Shareholder reports		293,263
Portfolio accounting fees		276,858
Custodian fees		215,160
Registration fees		108,470
Professional fees		101,400
Trustees’ fees		83,966
Interest expense		2,597
Other expenses	+	334,537

Total expenses		10,506,866
Expense reduction by CSIM and its affiliates	−	723,096
Payment for state filing fees (see financial note 11)	−	27,879

Net expenses	−	9,755,891

Net investment income		212,608,956

Realized and Unrealized Gains (Losses)

Net realized gains on investments		137,401,176
Net realized gains on futures contracts	+	174,072

Net realized gains		137,575,248
Net unrealized losses on affiliated issuer		(3,054,682)
Net unrealized gains on unaffiliated investments		445,509,569
Net unrealized gains on futures contracts	+	7,989,980

Net unrealized gains	+	450,444,867

Net realized and unrealized gains		588,020,115

Increase in net assets resulting from operations		$800,629,071

22 See financial notes

 Schwab S&P 500 Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$212,608,956	$186,921,830
Net realized gains		137,575,248	41,883,358
Net unrealized gains	+	450,444,867	1,199,925,752

Increase in net assets from operations		800,629,071	1,428,730,940

Distributions to Shareholders

Distributions from net investment income		($191,615,698)	($130,372,304)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		93,309,499	$1,842,476,643	77,474,237	$1,356,717,395
Shares reinvested		9,010,183	172,725,206	6,889,298	118,013,668
Shares redeemed	+	(87,190,945)	(1,722,551,980)	(84,582,907)	(1,483,749,859)

Net transactions in fund shares		15,128,737	$292,649,869	(219,372)	($9,018,796)

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		535,269,274	$10,006,926,350	535,488,646	$8,717,586,510
Total increase or decrease	+	15,128,737	901,663,242	(219,372)	1,289,339,840

End of period		550,398,011	$10,908,589,592	535,269,274	$10,006,926,350

Net investment income not yet distributed			$171,894,015		$151,724,654

See financial notes 23

Schwab 1000 Index® Fund

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–		11/1/07–	11/1/06–
	10/31/11	10/31/10	10/31/09[1]		10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	35.79	31.00	28.69		45.81	40.40

Income (loss) from investment operations:
Net investment income (loss)	0.62 [2]	0.57 [2]	0.54	[2]	0.66 [2]	0.60 [2]
Net realized and unrealized gains (losses)	2.07	4.80	2.41		(17.13)	5.33

Total from investment operations	2.69	5.37	2.95		(16.47)	5.93
Less distributions:
Distributions from net investment income	(0.57)	(0.58)	(0.64)		(0.62)	(0.52)
Distributions from net realized gains	(0.47)	—	—		(0.03)	—

Total distributions	(1.04)	(0.58)	(0.64)		(0.65)	(0.52)

Net asset value at end of period	37.44	35.79	31.00		28.69	45.81

Total return (%)	7.60	17.51	10.72		(36.43)	14.81

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.29	0.29	0.38	[3]	0.49	0.48
Gross operating expenses	0.34	0.35	0.44		0.49	0.48
Net investment income (loss)	1.64	1.71	1.96		1.68	1.39
Portfolio turnover rate	5	5	4		4	6
Net assets, end of period ($ x 1,000,000)	4,552	4,575	4,279		2,260	3,974

1 Effective September 18, 2009, the Select Share class and the Investor Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Investor Shares.
2 Calculated based on the average shares outstanding during the period.
3 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.

24 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings as of October 31, 2011

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

100.0%		Common Stock	2,061,921,510	4,553,381,300

100.0%		Total Investments	2,061,921,510	4,553,381,300
0.2%		Collateral Invested for Securities on Loan	6,910,178	6,910,178
(0	.2)%	Other Assets and Liabilities, Net		(8,737,014)

100.0%		Net Assets		4,551,554,464

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 100.0% of net assets

Automobiles & Components 0.9%
Other Securities		0.9	38,984,627

Banks 2.6%
U.S. Bancorp	680,905	0.4	17,424,359
Wells Fargo & Co.	1,863,096	1.1	48,272,817
Other Securities		1.1	53,795,057

		2.6	119,492,233

Capital Goods 8.2%
3M Co.	249,454	0.4	19,711,855
Caterpillar, Inc.	225,296	0.5	21,281,460
General Electric Co.	3,729,302	1.4	62,316,636
United Technologies Corp.	320,903	0.5	25,024,016
Other Securities		5.4	245,708,995

		8.2	374,042,962

Commercial & Professional Supplies 0.7%
Other Securities		0.7	33,211,223

Consumer Durables & Apparel 1.3%
Other Securities		1.3	58,857,714

Consumer Services 2.2%
McDonald’s Corp.	367,036	0.7	34,079,293
Other Securities		1.5	65,416,614

		2.2	99,495,907

Diversified Financials 5.4%
American Express Co.	371,777	0.4	18,819,352
Bank of America Corp.	3,490,241	0.5	23,838,346
Citigroup, Inc.	1,009,956	0.7	31,904,510
JPMorgan Chase & Co.	1,373,478	1.0	47,742,095
The Charles Schwab Corp. (a)	351,965	0.1	4,322,130
The Goldman Sachs Group, Inc.	175,132	0.4	19,185,711
Other Securities		2.3	100,180,548

		5.4	245,992,692

Energy 11.9%
Chevron Corp.	714,337	1.6	75,041,102
ConocoPhillips	495,066	0.8	34,481,347
Exxon Mobil Corp.	1,722,663	3.0	134,522,754
Occidental Petroleum Corp.	288,416	0.6	26,805,383
Schlumberger Ltd.	484,247	0.8	35,577,627
Other Securities		5.1	236,256,185

		11.9	542,684,398

Food & Staples Retailing 2.1%
CVS Caremark Corp.	478,311	0.4	17,362,689
Wal-Mart Stores, Inc.	635,627	0.8	36,052,763
Other Securities		0.9	40,617,983

		2.1	94,033,435

Food, Beverage & Tobacco 5.9%
Altria Group, Inc.	741,105	0.4	20,417,443
Kraft Foods, Inc., Class A	618,964	0.5	21,775,154
PepsiCo, Inc.	554,285	0.8	34,892,241
Philip Morris International, Inc.	625,065	1.0	43,673,292
The Coca-Cola Co.	805,074	1.2	55,002,656
Other Securities		2.0	92,076,539

		5.9	267,837,325

Health Care Equipment & Services 4.1%
UnitedHealth Group, Inc.	378,892	0.4	18,183,027
Other Securities		3.7	169,288,662

		4.1	187,471,689

Household & Personal Products 2.3%
The Procter & Gamble Co.	974,719	1.4	62,372,269
Other Securities		0.9	41,980,075

		2.3	104,352,344

Insurance 3.9%
Berkshire Hathaway, Inc., Class B *	611,212	1.0	47,588,966
Other Securities		2.9	129,077,502

		3.9	176,666,468

Materials 4.0%
Other Securities		4.0	180,925,574

See financial notes 25

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Media 3.1%
Comcast Corp., Class A	975,923	0.5	22,885,394
The Walt Disney Co.	663,160	0.5	23,131,021
Other Securities		2.1	96,714,665

		3.1	142,731,080

Pharmaceuticals, Biotechnology & Life Sciences 7.3%
Abbott Laboratories	548,746	0.6	29,560,947
Amgen, Inc.	328,460	0.4	18,810,904
Bristol-Myers Squibb Co.	602,539	0.4	19,034,207
Johnson & Johnson	963,987	1.4	62,071,123
Merck & Co., Inc.	1,083,718	0.8	37,388,271
Pfizer, Inc.	2,777,751	1.2	53,499,484
Other Securities		2.5	110,151,460

		7.3	330,516,396

Real Estate 2.5%
Other Securities		2.5	112,996,963

Retailing 3.9%
Amazon.com, Inc. *	124,841	0.6	26,654,802
The Home Depot, Inc.	558,735	0.4	20,002,713
Other Securities		2.9	131,765,785

		3.9	178,423,300

Semiconductors & Semiconductor Equipment 2.6%
Intel Corp.	1,879,980	1.0	46,134,709
Other Securities		1.6	72,372,331

		2.6	118,507,040

Software & Services 9.5%
Google, Inc., Class A *	88,511	1.2	52,455,159
International Business Machines Corp.	426,340	1.7	78,715,154
Microsoft Corp.	2,611,538	1.5	69,545,257
Oracle Corp.	1,374,010	1.0	45,026,308
Other Securities		4.1	184,886,968

		9.5	430,628,846

Technology Hardware & Equipment 7.0%
Apple, Inc. *	325,614	2.9	131,802,035
Cisco Systems, Inc.	1,967,415	0.8	36,456,200
EMC Corp. *	731,324	0.4	17,924,751
Hewlett-Packard Co.	738,468	0.4	19,650,633
QUALCOMM, Inc.	574,178	0.7	29,627,585
Other Securities		1.8	84,609,147

		7.0	320,070,351

Telecommunication Services 2.8%
AT&T, Inc.	2,089,577	1.3	61,245,502
Verizon Communications, Inc.	1,003,357	0.8	37,104,142
Other Securities		0.7	30,166,202

		2.8	128,515,846

Transportation 2.0%
United Parcel Service, Inc., Class B	348,635	0.5	24,488,123
Other Securities		1.5	68,061,270

		2.0	92,549,393

Utilities 3.8%
Other Securities		3.8	174,393,494

Total Common Stock
(Cost $2,061,921,510)			4,553,381,300

End of Investments.

Collateral Invested for Securities on Loan 0.2% of net assets

SSIT U.S. Government Money Market Fund	6,910,178	0.2	6,910,178

Total Collateral Invested for Securities on Loan
(Cost $6,910,178)			6,910,178

End of Collateral Invested for Securities on Loan.

At 10/31/11, the tax basis cost of the fund’s investments was $2,038,309,166 and the unrealized appreciation and depreciation were $2,649,757,514 and ($134,685,380), respectively, with a net unrealized appreciation of $2,515,072,134.

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan.

REIT —	Real Estate Investment Trust.

26 See financial notes

 Schwab 1000 Index Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments in affiliated issuers, at value (cost $1,615,081)		$4,322,130
Investments in unaffiliated issuers, at value (cost $2,060,306,429) including securities on loan of $6,399,393	+	4,549,059,170

Total investments, at value (cost $2,061,921,510)		4,553,381,300
Collateral invested for securities on loan		6,910,178
Receivables:
Dividends		4,796,868
Fund shares sold		3,019,208
Income from securities on loan		33,166
Foreign tax reclaims		8,275
Interest		41
Prepaid expenses	+	133,272

Total assets		4,568,282,308

Liabilities

Collateral held for securities on loan		6,910,178
Payables:
Investment adviser and administrator fees		70,228
Shareholder service fees		42,277
Due to custodian		7,198,015
Fund shares redeemed		2,327,741
Accrued expenses	+	179,405

Total liabilities		16,727,844

Net Assets

Total assets		4,568,282,308
Total liabilities	−	16,727,844

Net assets		$4,551,554,464

Net Assets by Source
Capital received from investors		1,784,471,999
Net investment income not yet distributed		68,967,233
Net realized capital gains		206,655,442
Net unrealized capital gains		2,491,459,790

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$4,551,554,464		121,575,249		$37.44

See financial notes 27

 Schwab 1000 Index Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends received from affiliated issuer		$85,762
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $13,125)		91,096,688
Interest		29,928
Securities on loan	+	562,962

Total investment income		91,775,340

Expenses

Investment adviser and administrator fees		10,836,411
Shareholder service fees		4,642,267
Shareholder reports		202,982
Portfolio accounting fees		149,738
Transfer agent fees		104,418
Custodian fees		101,757
Professional fees		67,553
Trustees’ fees		53,719
Registration fees		50,311
Interest expense		6,484
Other expenses	+	119,498

Total expenses		16,335,138
Expense reduction by CSIM and its affiliates	−	2,569,881
Custody credits	−	122

Net expenses	−	13,765,135

Net investment income		78,010,205

Realized and Unrealized Gains (Losses)

Net realized gains on affiliated issuer		281,316
Net realized gains on unaffiliated investments		200,151,747
Net realized gains on futures contracts	+	1,369,053

Net realized gains		201,802,116
Net unrealized losses on affiliated issuer		(1,327,209)
Net unrealized gains on unaffiliated investments		70,624,301
Net unrealized losses on futures contracts	+	(8,122)

Net unrealized gains	+	69,288,970

Net realized and unrealized gains		271,091,086

Increase in net assets resulting from operations		$349,101,291

28 See financial notes

 Schwab 1000 Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$78,010,205	$76,646,671
Net realized gains		201,802,116	58,671,007
Net unrealized gains	+	69,288,970	583,282,542

Increase in net assets from operations		349,101,291	718,600,220

Distributions to Shareholders

Distributions from net investment income		(72,629,008)	(78,998,534)
Distributions from net realized gains	+	(59,077,498)	—

Total distributions		($131,706,506)	($78,998,534)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,119,509	$304,265,267	7,828,659	$261,539,915
Shares reinvested		3,151,858	114,822,202	2,124,208	69,015,533
Shares redeemed	+	(17,520,002)	(660,242,679)	(20,167,504)	(673,928,250)

Net transactions in fund shares		(6,248,635)	($241,155,210)	(10,214,637)	($343,372,802)

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		127,823,884	$4,575,314,889	138,038,521	$4,279,086,005
Total increase or decrease	+	(6,248,635)	(23,760,425)	(10,214,637)	296,228,884

End of period		121,575,249	$4,551,554,464	127,823,884	$4,575,314,889

Net investment income not yet distributed			$68,967,233		$56,870,446

See financial notes 29

Schwab Small-Cap Index Fund®

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–		11/1/07–	11/1/06–
	10/31/11	10/31/10	10/31/09[1]		10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	19.18	15.14	13.85		25.35	25.97

Income (loss) from investment operations:
Net investment income (loss)	0.25 [2]	0.22 [2]	0.18	[2]	0.33 [2]	0.35 [2]
Net realized and unrealized gains (losses)	1.37	3.97	1.40		(7.89)	2.36

Total from investment operations	1.62	4.19	1.58		(7.56)	2.71
Less distributions:
Distributions from net investment income	(0.20)	(0.15)	(0.29)		(0.32)	(0.28)
Distributions from net realized gains	(0.05)	—	—		(3.62)	(3.05)

Total distributions	(0.25)	(0.15)	(0.29)		(3.94)	(3.33)

Net asset value at end of period	20.55	19.18	15.14		13.85	25.35

Total return (%)	8.45	27.85	11.98		(34.48)	11.35

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.19	0.19	0.28	[3]	0.42	0.42
Gross operating expenses	0.19	0.20	0.33		0.42	0.42
Net investment income (loss)	1.18	1.23	1.41		1.78	1.43
Portfolio turnover rate	26	33	26		64	31
Net assets, end of period ($ x 1,000,000)	1,502	1,406	1,142		628	969

1 Effective August 21, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Calculated based on the average shares outstanding during the period.
3 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.

30 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings as of October 31, 2011

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

99.4%		Common Stock	1,332,736,154	1,492,931,898
0.0%		Rights	—	—
0.0%		Warrants	—	—
0.2%		Short-Term Investment	2,705,000	2,705,000

99.6%		Total Investments	1,335,441,154	1,495,636,898
2.7%		Collateral Invested for Securities on Loan	40,423,756	40,423,756
(2	.3)%	Other Assets and Liabilities, Net		(34,384,644)

100.0%		Net Assets		1,501,676,010

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 99.4% of net assets

Automobiles & Components 0.6%
Other Securities		0.6	9,249,878

Banks 6.3%
Hancock Holding Co.	147,149	0.3	4,458,615
Signature Bank *	80,509	0.3	4,488,377
Other Securities		5.7	85,574,903

		6.3	94,521,895

Capital Goods 9.8%
HEICO Corp.	64,356	0.2	3,669,579
Hexcel Corp. *	180,083	0.3	4,449,851
Robbins & Myers, Inc.	83,000	0.2	3,709,270
Teledyne Technologies, Inc. *	67,200	0.2	3,660,384
Other Securities		8.9	131,801,824

		9.8	147,290,908

Commercial & Professional Supplies 4.1%
Other Securities		4.1	61,033,827

Consumer Durables & Apparel 2.4%
Carter’s, Inc. *	94,414	0.2	3,596,229
Other Securities		2.2	31,872,109

		2.4	35,468,338

Consumer Services 5.1%
Six Flags Entertainment Corp.	100,000	0.2	3,590,000
Other Securities		4.9	72,926,700

		5.1	76,516,700

Diversified Financials 2.4%
Other Securities		2.4	36,543,743

Energy 5.4%
Bill Barrett Corp. *	84,200	0.2	3,502,720
CVR Energy, Inc. *	139,600	0.2	3,456,496
Energy XXI (Bermuda) Ltd. *	130,700	0.3	3,838,659
Helix Energy Solutions Group, Inc. *	194,300	0.2	3,509,058
Rosetta Resources, Inc. *	96,500	0.3	4,278,810
Other Securities		4.2	62,818,135

		5.4	81,403,878

Food & Staples Retailing 1.3%
Other Securities		1.3	19,380,083

Food, Beverage & Tobacco 2.4%
TreeHouse Foods, Inc. *	63,600	0.3	3,901,224
Other Securities		2.1	32,029,722

		2.4	35,930,946

Health Care Equipment & Services 7.2%
Catalyst Health Solutions, Inc. *	90,100	0.3	4,952,797
Healthspring, Inc. *	123,844	0.4	6,680,145
HMS Holdings Corp. *	156,000	0.3	3,812,640
LifePoint Hospitals, Inc. *	91,600	0.2	3,541,256
Owens & Minor, Inc.	117,500	0.2	3,515,600
Thoratec Corp. *	101,700	0.2	3,713,067
WellCare Health Plans, Inc. *	74,600	0.2	3,656,146
Other Securities		5.4	78,307,632

		7.2	108,179,283

Household & Personal Products 0.8%
Nu Skin Enterprises, Inc., Class A	93,622	0.3	4,730,720
Other Securities		0.5	6,737,772

		0.8	11,468,492

Insurance 3.2%
ProAssurance Corp.	56,000	0.3	4,286,800
Other Securities		2.9	43,812,570

		3.2	48,099,370

Materials 5.1%
Carpenter Technology Corp.	77,400	0.3	4,390,128
Coeur d’Alene Mines Corp. *	156,650	0.3	4,005,541
NewMarket Corp.	17,700	0.2	3,436,278

See financial notes 31

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
Other Securities		4.3	65,542,675

		5.1	77,374,622

Media 1.7%
Other Securities		1.7	24,883,593

Pharmaceuticals, Biotechnology & Life Sciences 5.7%
Cepheid, Inc. *	108,100	0.3	3,878,628
Cubist Pharmaceuticals, Inc. *	104,932	0.3	3,967,479
Medicis Pharmaceutical Corp., Class A	111,749	0.3	4,278,869
Pharmasset, Inc. *	128,400	0.6	9,039,360
Questcor Pharmaceuticals, Inc. *	108,100	0.3	4,389,941
Seattle Genetics, Inc. *	177,398	0.3	3,902,756
Other Securities		3.6	55,466,929

		5.7	84,923,962

Real Estate 6.5%
Equity Lifestyle Properties, Inc.	69,259	0.3	4,580,098
Extra Space Storage, Inc.	169,558	0.3	3,820,142
Home Properties, Inc.	77,265	0.3	4,550,908
Kilroy Realty Corp.	107,100	0.3	3,929,499
LaSalle Hotel Properties	148,726	0.2	3,556,039
Post Properties, Inc.	87,667	0.2	3,601,360
Tanger Factory Outlet Centers, Inc.	139,100	0.3	3,917,056
Other Securities		4.6	69,926,462

		6.5	97,881,564

Retailing 5.3%
Chico’s FAS, Inc.	311,500	0.3	3,850,140
Rent-A-Center, Inc.	118,505	0.3	4,046,946
Other Securities		4.7	72,062,382

		5.3	79,959,468

Semiconductors & Semiconductor Equipment 3.6%
Other Securities		3.6	53,966,035

Software & Services 7.6%
CommVault Systems, Inc. *	81,200	0.2	3,457,496
NeuStar, Inc., Class A *	135,900	0.3	4,320,261
Other Securities		7.1	106,968,410

		7.6	114,746,167

Technology Hardware & Equipment 5.1%
Diebold, Inc.	115,500	0.2	3,728,340
Other Securities		4.9	73,355,708

		5.1	77,084,048

Telecommunication Services 1.3%
Level 3 Communications, Inc. *	260,298	0.5	6,947,354
Other Securities		0.8	12,761,292

		1.3	19,708,646

Transportation 2.6%
Landstar System, Inc.	85,400	0.3	3,811,402
Other Securities		2.3	34,673,911

		2.6	38,485,313

Utilities 3.9%
Cleco Corp.	106,900	0.3	3,941,403
IDACORP, Inc.	87,700	0.2	3,541,326
New Jersey Resources Corp.	73,800	0.2	3,470,076
WGL Holdings, Inc.	91,300	0.3	3,908,553
Other Securities		2.9	43,969,781

		3.9	58,831,139

Total Common Stock
(Cost $1,332,736,154)			1,492,931,898

Rights 0.0% of net assets

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	—

Total Rights
(Cost $—)			—

Warrants 0.0% of net assets

Energy 0.0%
Other Securities		0.0	—

Total Warrants
(Cost $—)			—

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investment 0.2% of net assets

U.S. Treasury Obligations 0.2%
Other Securities		0.2	2,705,000

Total Short-Term Investment
(Cost $2,705,000)			2,705,000

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 2.7% of net assets

Invesco Short Term Investments Trust Government & Agency Portfolio	40,423,756	2.7	40,423,756

Total Collateral Invested for Securities on Loan
(Cost $40,423,756)			40,423,756

End of Collateral Invested for Securities on Loan.

At 10/31/11 the tax basis cost of the fund’s investments was $1,342,201,749 and the unrealized appreciation and

32 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

depreciation were $331,444,840 and ($178,009,691), respectively, with a net unrealized appreciation of $153,435,149.

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $127,375 or 0.0% of net assets.
(c)	All or a portion of this security is on loan.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust.

In addition to the above, the fund held the following at 10/31/11.

		Contract	Unrealized
	Number of	Value	Gains
	Contracts	($)	($)

Futures Contract
Russell 2000 Index, mini, Long, expires 12/16/11	90	6,653,700	206,992

See financial notes 33

 Schwab Small-Cap Index Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments, at value (cost $1,335,441,154) including securities on loan of $38,047,860		$1,495,636,898
Collateral invested for securities on loan		40,423,756
Receivables:
Investments sold		8,174,047
Fund shares sold		1,663,127
Dividends		603,283
Income from securities on loan		250,679
Receivable from investment adviser		623
Prepaid expenses	+	41,235

Total assets		1,546,793,648

Liabilities

Collateral held for securities on loan		40,423,756
Payables:
Investments bought		1,491,259
Investment adviser and administrator fees		19,854
Shareholder service fees		2,926
Due to custodian		2,410,381
Fund shares redeemed		666,640
Due to brokers for futures		22,191
Accrued expenses	+	80,631

Total liabilities		45,117,638

Net Assets

Total assets		1,546,793,648
Total liabilities	−	45,117,638

Net assets		$1,501,676,010

Net Assets by Source
Capital received from investors		1,242,735,453
Net investment income not yet distributed		21,301,466
Net realized capital gains		77,236,355
Net unrealized capital gains		160,402,736

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,501,676,010		73,091,655		$20.55

34 See financial notes

 Schwab Small-Cap Index Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends (net of foreign withholding taxes of $1,208)		$18,901,415
Interest		5,805
Securities on loan	+	2,504,628

Total investment income		21,411,848

Expenses

Investment adviser and administrator fees		2,345,717
Shareholder service fees		309,179
Portfolio accounting fees		80,861
Shareholder reports		77,384
Transfer agent fees		52,993
Professional fees		49,002
Custodian fees		42,209
Registration fees		32,275
Trustees’ fees		17,157
Interest expense		1,158
Other expenses	+	37,934

Total expenses		3,045,869
Expense reduction by CSIM and its affiliates	−	84,581
Payment for state filing fees (see financial note 11)	−	15,440

Net expenses	−	2,945,848

Net investment income		18,466,000

Realized and Unrealized Gains (Losses)

Net realized gains on investments		93,195,186
Net realized gains on futures contracts	+	2,180,995

Net realized gains		95,376,181
Net unrealized gains on investments		7,885,245
Net unrealized gains on futures contracts	+	197,344

Net unrealized gains	+	8,082,589

Net realized and unrealized gains		103,458,770

Increase in net assets resulting from operations		$121,924,770

See financial notes 35

 Schwab Small-Cap Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$18,466,000	$16,175,241
Net realized gains		95,376,181	83,503,173
Net unrealized gains	+	8,082,589	214,131,549

Increase in net assets from operations		121,924,770	313,809,963

Distributions to Shareholders

Distributions from net investment income		(14,254,530)	(11,038,239)
Distributions from net realized gains	+	(4,031,438)	—

Total distributions		($18,285,968)	($11,038,239)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		14,936,269	$309,163,569	12,649,438	$222,755,641
Shares reinvested		814,081	16,827,051	641,064	10,224,972
Shares redeemed	+	(15,965,406)	(333,977,185)	(15,417,491)	(271,677,060)

Net transactions in fund shares		(215,056)	($7,986,565)	(2,126,989)	($38,696,447)

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		73,306,711	$1,406,023,773	75,433,700	$1,141,948,496
Total increase or decrease	+	(215,056)	95,652,237	(2,126,989)	264,075,277

End of period		73,091,655	$1,501,676,010	73,306,711	$1,406,023,773

Net investment income not yet distributed			$21,301,466		$9,010,974

36 See financial notes

Schwab Total Stock Market Index Fund®

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	11/1/06–
	10/31/11	10/31/10	10/31/09[1]	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	21.57	18.50	17.08	27.04	23.90

Income (loss) from investment operations:
Net investment income (loss)	0.41	0.37	0.24	0.40	0.37
Net realized and unrealized gains (losses)	1.33	3.02	1.55	(9.93)	3.09

Total from investment operations	1.74	3.39	1.79	(9.53)	3.46
Less distributions:
Distributions from net investment income	(0.39)	(0.32)	(0.37)	(0.37)	(0.32)
Distributions from net realized gains	—	—	—	(0.06)	—

Total distributions	(0.39)	(0.32)	(0.37)	(0.43)	(0.32)

Net asset value at end of period	22.92	21.57	18.50	17.08	27.04

Total return (%)	8.14	18.53	10.92	(35.76)	14.62

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.09	0.09	0.21 [2]	0.38	0.37
Gross operating expenses	0.11	0.11	0.28	0.38	0.37
Net investment income (loss)	1.79	1.85	2.02	1.71	1.49
Portfolio turnover rate	1	3	5	1	0 [3]
Net assets, end of period ($ x 1,000,000)	1,747	1,470	1,205	585	906

1 Effective September 18, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
3 Less than 1%.

See financial notes 37

 Schwab Total Stock Market Index Fund

Portfolio Holdings as of October 31, 2011

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

99.0%		Common Stock	1,418,654,506	1,730,168,207
0.0%		Rights	—	29
0.0%		Warrants	—	—
0.8%		Short-Term Investments	14,293,902	14,293,902

99.8%		Total Investments	1,432,948,408	1,744,462,138
0.3%		Collateral Invested for Securities on Loan	4,856,627	4,856,627
(0	.1)%	Other Assets and Liabilities, Net		(2,496,426)

100.0%		Net Assets		1,746,822,339

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 99.0% of net assets

Automobiles & Components 0.9%
Other Securities		0.9	16,144,090

Banks 3.0%
U.S. Bancorp	237,031	0.3	6,065,623
Wells Fargo & Co.	616,306	0.9	15,968,489
Other Securities		1.8	30,228,076

		3.0	52,262,188

Capital Goods 7.9%
3M Co.	80,000	0.4	6,321,600
Caterpillar, Inc.	71,100	0.4	6,716,106
General Electric Co.	1,319,666	1.3	22,051,619
United Technologies Corp.	100,068	0.4	7,803,303
Other Securities		5.4	95,847,732

		7.9	138,740,360

Commercial & Professional Supplies 1.0%
Other Securities		1.0	16,867,463

Consumer Durables & Apparel 1.4%
Other Securities		1.4	23,957,011

Consumer Services 2.4%
McDonald’s Corp.	127,709	0.7	11,857,781
Other Securities		1.7	30,044,080

		2.4	41,901,861

Diversified Financials 5.1%
American Express Co.	132,650	0.4	6,714,743
Bank of America Corp.	1,244,956	0.5	8,503,049
Citigroup, Inc.	358,528	0.6	11,325,900
JPMorgan Chase & Co.	490,444	1.0	17,047,833
The Charles Schwab Corp. (b)	126,026	0.1	1,547,599
Other Securities		2.5	44,300,739

		5.1	89,439,863

Energy 11.2%
Chevron Corp.	248,739	1.5	26,130,032
ConocoPhillips	163,223	0.7	11,368,482
Exxon Mobil Corp.	605,034	2.7	47,247,105
Occidental Petroleum Corp.	100,820	0.5	9,370,211
Schlumberger Ltd.	170,260	0.7	12,509,002
Other Securities		5.1	89,454,280

		11.2	196,079,112

Food & Staples Retailing 2.0%
CVS Caremark Corp.	168,140	0.3	6,103,482
Wal-Mart Stores, Inc.	218,100	0.7	12,370,632
Other Securities		1.0	15,892,865

		2.0	34,366,979

Food, Beverage & Tobacco 5.4%
Altria Group, Inc.	257,300	0.4	7,088,615
Kraft Foods, Inc., Class A	200,513	0.4	7,054,047
PepsiCo, Inc.	195,858	0.7	12,329,261
Philip Morris International, Inc.	220,300	0.9	15,392,361
The Coca-Cola Co.	262,700	1.0	17,947,664
Other Securities		2.0	34,687,172

		5.4	94,499,120

Health Care Equipment & Services 4.3%
UnitedHealth Group, Inc.	137,080	0.4	6,578,469
Other Securities		3.9	68,944,896

		4.3	75,523,365

Household & Personal Products 2.2%
The Procter & Gamble Co.	343,215	1.3	21,962,328
Other Securities		0.9	15,958,022

		2.2	37,920,350

Insurance 3.8%
Berkshire Hathaway, Inc., Class B *	236,774	1.1	18,435,224
Other Securities		2.7	48,197,655

		3.8	66,632,879

38 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Materials 4.1%
Other Securities		4.1	70,755,280

Media 3.0%
Comcast Corp., Class A	277,004	0.4	6,495,744
The Walt Disney Co.	219,693	0.4	7,662,892
Other Securities		2.2	37,979,960

		3.0	52,138,596

Pharmaceuticals, Biotechnology & Life Sciences 7.1%
Abbott Laboratories	193,305	0.6	10,413,340
Amgen, Inc.	115,268	0.4	6,601,398
Bristol-Myers Squibb Co.	212,450	0.4	6,711,295
Johnson & Johnson	338,670	1.2	21,806,961
Merck & Co., Inc.	380,170	0.8	13,115,865
Pfizer, Inc.	996,301	1.1	19,188,757
Other Securities		2.6	46,657,488

		7.1	124,495,104

Real Estate 3.1%
Other Securities		3.1	54,262,647

Retailing 3.9%
Amazon.com, Inc. *	43,200	0.5	9,223,632
The Home Depot, Inc.	201,570	0.4	7,216,206
Other Securities		3.0	52,015,503

		3.9	68,455,341

Semiconductors & Semiconductor Equipment 2.7%
Intel Corp.	661,732	0.9	16,238,903
Other Securities		1.8	30,581,025

		2.7	46,819,928

Software & Services 9.3%
Google, Inc., Class A *	31,450	1.1	18,638,528
International Business Machines Corp.	150,710	1.6	27,825,587
Microsoft Corp.	924,750	1.4	24,626,092
Oracle Corp.	473,249	0.9	15,508,370
Other Securities		4.3	75,360,961

		9.3	161,959,538

Technology Hardware & Equipment 6.9%
Apple, Inc. *	114,900	2.7	46,509,222
Cisco Systems, Inc.	685,009	0.7	12,693,217
EMC Corp. *	253,686	0.4	6,217,844
Hewlett-Packard Co.	268,636	0.4	7,148,404
QUALCOMM, Inc.	207,600	0.6	10,712,160
Other Securities		2.1	37,771,481

		6.9	121,052,328

Telecommunication Services 2.7%
AT&T, Inc.	734,556	1.2	21,529,836
Verizon Communications, Inc.	348,072	0.7	12,871,703
Other Securities		0.8	12,953,173

		2.7	47,354,712

Transportation 1.9%
United Parcel Service, Inc., Class B	87,380	0.4	6,137,571
Other Securities		1.5	26,925,917

		1.9	33,063,488

Utilities 3.7%
Other Securities		3.7	65,476,604

Total Common Stock
(Cost $1,418,654,506)			1,730,168,207

Rights 0.0% of net assets

Banks 0.0%
Other Securities		0.0	29

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	—

Total Rights
(Cost $—)			29

Warrants 0.0% of net assets

Energy 0.0%
Other Securities		0.0	—

Total Warrants
(Cost $—)			—

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 0.8% of net assets

Time Deposit 0.7%
Bank of America
0.03%, 11/01/11	12,648,902	0.7	12,648,902

U.S. Treasury Obligation 0.1%
Other Securities		0.1	1,645,000

Total Short-Term Investments
(Cost $14,293,902)			14,293,902

End of Investments.

See financial notes 39

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.3% of net assets

Invesco Short Term Investments Trust Government & Agency Portfolio	4,856,627	0.3	4,856,627

Total Collateral Invested for Securities on Loan
(Cost $4,856,627)			4,856,627

End of Collateral Invested for Securities on Loan.

At 10/31/11 the tax basis cost of the fund’s investments was $1,444,456,294 and the unrealized appreciation and depreciation were $505,574,423 and ($205,568,579), respectively, with a net unrealized appreciation of $300,005,844.

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Issuer is affiliated with the fund’s adviser.
(c)	Illiquid security. At the period end, the value of these amounted to $8,396 or 0.0% of net assets.
(d)	All or a portion of this security is on loan.
(e)	All or a portion of this security is held as collateral for open futures contracts.
(f)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust.

In addition to the above, the fund held the following at 10/31/11.

		Contract	Unrealized
	Number of	Value	Gains
	Contracts	($)	($)

Futures Contracts

Russell 2000 Index, mini, Long, expires 12/16/11	70	5,175,100	396,770
S&P 500 Index, e-mini, Long, expires 12/16/11	135	8,432,775	643,476

Net unrealized gains			1,040,246

40 See financial notes

 Schwab Total Stock Market Index Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments in affiliated issuers, at value (cost $2,486,364)		$1,547,599
Investments in unaffiliated issuers, at value (cost $1,430,462,044) including securities on loan of $4,539,646	+	1,742,914,539

Total investments, at value (cost $1,432,948,408)		1,744,462,138
Collateral invested for securities on loan		4,856,627
Receivables:
Fund shares sold		2,073,523
Dividends		1,725,930
Income from securities on loan		29,657
Foreign tax reclaims		2,887
Interest		10
Prepaid expenses	+	43,828

Total assets		1,753,194,600

Liabilities

Collateral held for securities on loan		4,856,627
Payables:
Investment adviser and administrator fees		6,585
Shareholder service fees		3,189
Fund shares redeemed		1,063,761
Due to brokers for futures		354,700
Accrued expenses	+	87,399

Total liabilities		6,372,261

Net Assets

Total assets		1,753,194,600
Total liabilities	−	6,372,261

Net assets		$1,746,822,339

Net Assets by Source
Capital received from investors		1,441,373,231
Net investment income not yet distributed		25,269,704
Net realized capital losses		(32,374,572)
Net unrealized capital gains		312,553,976

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,746,822,339		76,225,346		$22.92

See financial notes 41

 Schwab Total Stock Market Index Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends received from affiliated issuer		$27,599
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $5,354)		31,779,044
Interest		10,674
Securities on loan	+	331,060

Total investment income		32,148,377

Expenses

Investment adviser and administrator fees		1,024,203
Shareholder service fees		334,519
Portfolio accounting fees		99,601
Transfer agent fees		75,755
Shareholder reports		75,068
Registration fees		54,904
Professional fees		49,292
Custodian fees		47,375
Trustees’ fees		17,845
Interest expense		1,146
Other expenses	+	36,562

Total expenses		1,816,270
Expense reduction by CSIM and its affiliates	−	278,819
Payment for state filing fees (see financial note 11)	−	25,662

Net expenses	−	1,511,789

Net investment income		30,636,588

Realized and Unrealized Gains (Losses)

Net realized gains on investments		573,433
Net realized gains on futures contracts	+	2,187,717

Net realized gains		2,761,150
Net unrealized losses on affiliated issuer		(461,362)
Net unrealized gains on unaffiliated investments		81,726,746
Net unrealized gains on futures contracts	+	83,953

Net unrealized gains	+	81,349,337

Net realized and unrealized gains		84,110,487

Increase in net assets resulting from operations		$114,747,075

42 See financial notes

 Schwab Total Stock Market Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$30,636,588	$24,843,447
Net realized gains (losses)		2,761,150	(5,259,869)
Net unrealized gains	+	81,349,337	205,159,657

Increase in net assets from operations		114,747,075	224,743,235

Distributions to Shareholders

Distributions from net investment income		($26,769,873)	($20,970,578)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		22,264,739	$513,941,756	15,037,117	$303,313,169
Shares reinvested		1,030,256	22,943,799	918,372	17,825,608
Shares redeemed	+	(15,226,159)	(348,432,230)	(12,936,100)	(259,233,074)

Net transactions in fund shares		8,068,836	$188,453,325	3,019,389	$61,905,703

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		68,156,510	$1,470,391,812	65,137,121	$1,204,713,452
Total increase	+	8,068,836	276,430,527	3,019,389	265,678,360

End of period		76,225,346	$1,746,822,339	68,156,510	$1,470,391,812

Net investment income not yet distributed			$25,269,704		$21,644,849

See financial notes 43

Schwab International Index Fund®

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	11/1/06–
	10/31/11	10/31/10	10/31/09[1]	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	17.31	16.26	13.95	25.95	21.14

Income (loss) from investment operations:
Net investment income (loss)	0.57	0.48	0.37	0.68	0.54
Net realized and unrealized gains (losses)	(1.38)	1.01	2.58	(12.13)	4.93

Total from investment operations	(0.81)	1.49	2.95	(11.45)	5.47
Less distributions:
Distributions from net investment income	(0.48)	(0.44)	(0.64)	(0.55)	(0.66)

Net asset value at end of period	16.02	17.31	16.26	13.95	25.95

Total return (%)	(4.83)	9.31	22.55	(45.02)	26.50

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.19	0.19	0.32 [2]	0.50	0.50
Gross operating expenses	0.21	0.22	0.41	0.54	0.54
Net investment income (loss)	3.26	2.88	2.92	3.15	2.34
Portfolio turnover rate	10	13	21	10	5
Net assets, end of period ($ x 1,000,000)	1,375	1,471	1,369	711	1,264

1 Effective August 21, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.

44 See financial notes

 Schwab International Index Fund

Portfolio Holdings as of October 31, 2011

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

95.1%	Common Stock	1,064,505,397	1,308,416,799
0.3%	Preferred Stock	2,869,550	3,798,553
4.1%	Other Investment Company	59,206,235	56,297,750

99.5%	Total Investments	1,126,581,182	1,368,513,102
0.4%	Collateral Invested for Securities on Loan	5,801,760	5,801,760
0.1%	Other Assets and Liabilities, Net		823,975

100.0%	Net Assets		1,375,138,837

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 95.1% of net assets

Australia 7.4%
Australia & New Zealand Banking Group Ltd.	397,907	0.7	8,991,269
BHP Billiton Ltd.	486,822	1.4	19,056,448
Commonwealth Bank of Australia	239,050	0.9	12,280,005
National Australia Bank Ltd.	333,721	0.6	8,913,492
Westpac Banking Corp.	459,492	0.8	10,663,077
Other Securities		3.0	41,739,096

		7.4	101,643,387

Austria 0.1%
Other Securities		0.1	1,959,703

Belgium 0.6%
Other Securities		0.6	9,094,496

Canada 9.5%
Bank of Nova Scotia	164,704	0.6	8,680,112
Barrick Gold Corp.	153,921	0.6	7,599,150
Royal Bank of Canada	217,968	0.8	10,632,159
Suncor Energy, Inc.	238,799	0.6	7,606,590
The Toronto-Dominion Bank	136,432	0.7	10,297,245
Other Securities		6.2	85,356,241

		9.5	130,171,497

China 0.2%
Other Securities		0.2	2,298,995

Denmark 0.8%
Novo Nordisk A/S, Class B	64,228	0.5	6,818,855
Other Securities		0.3	4,481,597

		0.8	11,300,452

Finland 0.7%
Other Securities		0.7	9,117,651

France 9.3%
BNP Paribas S.A.	162,308	0.5	7,247,842
DANONE S.A.	98,288	0.5	6,813,609
Sanofi	175,865	0.9	12,581,207
Total S.A.	356,248	1.4	18,588,030
Other Securities		6.0	82,828,386

		9.3	128,059,074

Germany 7.6%
Allianz SE - Reg’d	68,946	0.6	7,671,076
BASF SE	139,330	0.7	10,170,503
Bayer AG - Reg’d	125,445	0.6	7,992,347
Daimler AG - Reg’d	135,920	0.5	6,903,250
E.ON AG	303,545	0.5	7,319,981
SAP AG	136,681	0.6	8,264,816
Siemens AG - Reg’d	124,799	1.0	13,081,531
Other Securities		3.1	42,595,904

		7.6	103,999,408

Hong Kong 2.3%
Other Securities		2.3	32,474,754

Ireland 0.1%
Other Securities		0.1	1,965,467

Israel 0.5%
Other Securities		0.5	6,564,036

Italy 2.5%
Eni S.p.A.	447,375	0.7	9,888,733
Other Securities		1.8	24,413,462

		2.5	34,302,195

Japan 13.9%
Canon, Inc.	182,895	0.6	8,303,031
Honda Motor Co., Ltd.	237,139	0.5	7,091,342
Mitsubishi UFJ Financial Group, Inc.	2,147,209	0.7	9,331,634
Toyota Motor Corp.	403,303	1.0	13,389,969
Other Securities		11.1	152,827,300

		13.9	190,943,276

See financial notes 45

 Schwab International Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Netherlands 2.2%
Unilever N.V. CVA	260,118	0.7	8,980,225
Other Securities		1.5	20,975,807

		2.2	29,956,032

Norway 0.8%
Other Securities		0.8	10,743,507

Portugal 0.2%
Other Securities		0.2	3,120,150

Singapore 1.2%
Other Securities		1.2	16,693,129

Spain 3.3%
Banco Santander S.A.	1,306,490	0.8	11,057,944
Telefonica S.A.	613,907	0.9	13,046,504
Other Securities		1.6	20,833,956

		3.3	44,938,404

Sweden 2.0%
Other Securities		2.0	28,318,757

Switzerland 8.6%
Nestle S.A. - Reg’d	525,628	2.2	30,401,094
Novartis AG - Reg’d	416,501	1.7	23,463,696
Roche Holding AG	106,576	1.3	17,485,852
UBS AG - Reg’d *	581,118	0.5	7,344,290
Other Securities		2.9	39,327,609

		8.6	118,022,541

United Kingdom 21.3%
Anglo American plc	200,720	0.5	7,358,490
AstraZeneca plc	204,392	0.7	9,812,691
BG Group plc	514,209	0.8	11,150,114
BHP Billiton plc	320,394	0.7	10,089,040
BP plc	2,873,603	1.5	21,146,375
British American Tobacco plc	300,013	1.0	13,755,690
Diageo plc	379,847	0.6	7,861,224
GlaxoSmithKline plc	770,586	1.3	17,293,765
HSBC Holdings plc	2,706,394	1.7	23,614,121
Rio Tinto plc	223,527	0.9	12,092,567
Royal Dutch Shell plc, A Shares	548,991	1.4	19,447,845
Royal Dutch Shell plc, B Shares	408,945	1.1	14,672,192
Standard Chartered plc	294,899	0.5	6,881,269
Tesco plc	1,215,869	0.6	7,839,211
Vodafone Group plc	7,714,407	1.6	21,420,479
Other Securities		6.4	88,294,815

		21.3	292,729,888

Total Common Stock
(Cost $1,064,505,397)			1,308,416,799

Preferred Stock 0.3% of net assets

Germany 0.3%
Other Securities		0.3	3,798,553

Total Preferred Stock
(Cost $2,869,550)			3,798,553

Other Investment Company 4.1% of net assets

United States 4.1%
iShares MSCI EAFE Index Fund (cost $59,206,235)	1,075,000	4.1	56,297,750

Total Other Investment Company
(Cost $59,206,235)			56,297,750

End of Investments.

Collateral Invested for Securities on Loan 0.4% of net assets

Invesco Short Term Investments Trust Government & Agency Portfolio	5,801,760	0.4	5,801,760

Total Collateral Invested for Securities on Loan
(Cost $5,801,760)			5,801,760

End of Collateral Invested for Securities on Loan.

At 10/31/11, the tax basis cost of the fund’s investments was $1,145,372,793 and the unrealized appreciation and depreciation were $412,847,229 and ($189,706,920), respectively, with a net unrealized appreciation of $223,140,309.

At 10/31/11, the values of certain foreign securities held by the fund aggregating $1,178,330,751 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $32,986 or 0.0% of net assets.
(c)	All or a portion of this security is on loan.

CVA —	Dutch Certificate
Reg’d —	Registered

46 See financial notes

 Schwab International Index Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments, at value (cost $1,126,581,182) including securities on loan of $5,423,729		$1,368,513,102
Foreign currency, at value (cost $557,606)		551,564
Collateral invested for securities on loan		5,801,760
Receivables:
Investments sold		81,117,009
Dividends		2,795,765
Foreign tax reclaims		996,308
Fund shares sold		815,449
Income from securities on loan		36,291
Prepaid expenses	+	41,277

Total assets		1,460,668,525

Liabilities

Collateral held for securities on loan		5,801,760
Payables:
Investments bought		77,728,063
Investment adviser and administrator fees		15,410
Shareholder service fees		2,466
Due to custodian		1,314,401
Fund shares redeemed		542,228
Accrued expenses	+	125,360

Total liabilities		85,529,688

Net Assets

Total assets		1,460,668,525
Total liabilities	−	85,529,688

Net assets		$1,375,138,837

Net Assets by Source
Capital received from investors		1,185,706,443
Net investment income not yet distributed		34,013,997
Net realized capital losses		(86,449,191)
Net unrealized capital gains		241,867,588

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,375,138,837		85,846,006		$16.02

See financial notes 47

 Schwab International Index Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends (net of foreign withholding taxes of $4,725,127)		$50,145,676
Interest		518
Securities on loan	+	1,409,338

Total investment income		51,555,532

Expenses

Investment adviser and administrator fees		2,243,729
Shareholder service fees		292,792
Custodian fees		254,635
Portfolio accounting fees		98,194
Shareholder reports		82,501
Transfer agent fees		69,534
Professional fees		51,599
Registration fees		37,195
Trustees’ fees		16,846
Interest expense		3,527
Other expenses	+	47,621

Total expenses		3,198,173
Expense reduction by CSIM and its affiliates	−	352,589

Net expenses	−	2,845,584

Net investment income		48,709,948

Realized and Unrealized Gains (Losses)

Net realized gains on investments		35,570,118
Net realized losses on foreign currency transactions	+	(105,885)

Net realized gains		35,464,233
Net unrealized losses on investments		(150,971,210)
Net unrealized losses on foreign currency translations	+	(227,231)

Net unrealized losses	+	(151,198,441)

Net realized and unrealized losses		(115,734,208)

Decrease in net assets resulting from operations		($67,024,260)

48 See financial notes

 Schwab International Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$48,709,948	$40,359,546
Net realized gains		35,464,233	9,404,241
Net unrealized gains (losses)	+	(151,198,441)	76,594,270

Increase (Decrease) in net assets from operations		(67,024,260)	126,358,057

Distributions to Shareholders

Distributions from net investment income		($40,811,469)	($37,166,734)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		15,538,810	$265,131,011	15,761,167	$253,347,349
Shares reinvested		2,149,594	36,392,628	2,026,607	33,378,223
Shares redeemed	+	(16,818,082)	(289,204,022)	(17,048,579)	(274,591,340)

Net transactions in fund shares		870,322	$12,319,617	739,195	$12,134,232

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		84,975,684	$1,470,654,949	84,236,489	$1,369,329,394
Total increase or decrease	+	870,322	(95,516,112)	739,195	101,325,555

End of period		85,846,006	$1,375,138,837	84,975,684	$1,470,654,949

Net investment income not yet distributed			$34,013,997		$26,168,756

See financial notes 49

 Schwab Equity Index Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Capital Trust, except Schwab 1000 Index Fund which is a series of Schwab Investments. Both Schwab Capital Trust and Schwab Investments (the “trusts”), are no-load, open-end management investment companies. Each trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trusts as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab Target 2030 Fund
Schwab S&P 500 Index Fund	Schwab Target 2035 Fund
Schwab Small-Cap Index Fund	Schwab Target 2040 Fund
Schwab Total Stock Market Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab International Index Fund	Schwab Fundamental US Small-Mid Company Index Fund
Schwab MarketTrack All Equity Portfolio	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Growth Portfolio	Schwab Fundamental International Small-Mid Company Index Fund
Schwab MarketTrack Balanced Portfolio	Schwab Fundamental Emerging Markets Index Fund
Schwab MarketTrack Conservative Portfolio	Schwab Monthly Income Fund – Moderate Payout
Laudus Small-Cap MarketMasters Fund	Schwab Monthly Income Fund – Enhanced Payout
Laudus International MarketMasters Fund	Schwab Monthly Income Fund – Maximum Payout
Schwab Balanced Fund
Schwab Premier Equity Fund	Schwab Investments (organized October 26, 1990)
Schwab Core Equity Fund	Schwab 1000 Index Fund
Schwab Dividend Equity Fund	Schwab Short-Term Bond Market Fund
Schwab Large-Cap Growth Fund	Schwab Premier Income Fund
Schwab Small-Cap Equity Fund	Schwab Total Bond Market Fund
Schwab Hedged Equity Fund	Schwab GNMA Fund
Schwab Financial Services Fund	Schwab Treasury Inflation Protected Securities Fund
Schwab Health Care Fund	(formerly Schwab Inflation Protected Fund)
Schwab International Core Equity Fund	Schwab Tax-Free Bond Fund
Schwab Target 2010 Fund	Schwab California Tax-Free Bond Fund
Schwab Target 2015 Fund	Schwab Global Real Estate Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund

Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value (“NAV”), which is the price for all outstanding shares of the funds. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund

50

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	International fair valuation: The Board of Trustees has adopted procedures to fair value foreign equity securities that trade in markets that close prior to when the funds value their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Futures and forward contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a value based on that day’s exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. The funds do not adjust the quoted prices for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more

 51

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of October 31, 2011:

Schwab S&P 500 Index Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$10,701,120,014	$—	$—	$10,701,120,014
Short-Term Investments(a)	—	182,670,166	—	182,670,166

Total	$10,701,120,014	$182,670,166	$—	$10,883,790,180

Other Financial Instruments
Collateral Invested for Securities on Loan	$10,781,362	$—	$—	$10,781,362
Futures Contract*	8,117,863	—	—	8,117,863

Schwab 1000 Index Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$4,553,381,300	$—	$—	$4,553,381,300

Total	$4,553,381,300	$—	$—	$4,553,381,300

Other Financial Instruments
Collateral Invested for Securities on Loan	$6,910,178	$—	$—	$6,910,178

Schwab Small-Cap Index Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$1,361,866,260	$—	$—	$1,361,866,260
Banks	94,462,584	—	59,311	94,521,895
Diversified Financials	36,475,679	—	68,064	36,543,743
Rights(a)	—	—	—	—
Short-Term Investment(a)	—	2,705,000	—	2,705,000
Warrants	—	—	—	—

Total	$1,492,804,523	$2,705,000	$127,375	$1,495,636,898

Other Financial Instruments
Collateral Invested for Securities on Loan	$40,423,756	$—	$—	$40,423,756
Futures Contract*	206,992	—	—	206,992

52

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The following is a reconciliation of Level 3 Investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2010	(Losses)	(Losses)	Purchases	Sales	in**	out**	2011

Common Stock	$—	$—	($3,046,446)	$1,438,693	$—	$1,735,128	$—	$127,375

Total	$—	$—	($3,046,446)	$1,438,693	$—	$1,735,128	$—	$127,375

Schwab Total Stock Market Index Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$1,555,402,668	$—	$—	$1,555,402,668
Banks	52,258,974	—	3,214	52,262,188
Diversified Financials	89,436,503	—	3,360	89,439,863
Transportation	33,061,695	—	1,793	33,063,488
Rights(a)	—	—	29	29
Short-Term Investments(a)	—	14,293,902	—	14,293,902
Warrants	—	—	—	—

Total	$1,730,159,840	$14,293,902	$8,396	$1,744,462,138

Other Financial Instruments
Collateral Invested for Securities on Loan	$4,856,627	$—	$—	$4,856,627
Futures Contracts*	1,040,246	—	—	1,040,246

The following is a reconciliation of Level 3 Investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2010	(Losses)	(Losses)	Purchases	Sales	in**	out**	2011

Common Stock	$3,300	($19,049)	($153,377)	$40,738	$—	$136,755	$—	$8,367
Rights	46,179	—	(46,150)	—	—	—	—	29

Total	$49,479	($19,049)	($199,527)	$40,738	$—	$136,755	$—	$8,396

 53

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Schwab International Index Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$—	$753,915,995	$—	$753,915,995
Australia	1,588,675	100,054,712	—	101,643,387
Canada	130,171,497	—	—	130,171,497
Netherlands	2,091,443	27,864,589	—	29,956,032
United Kingdom	—	292,696,902	32,986	292,729,888
Preferred Stock(a)	—	3,798,553	—	3,798,553
Other Investment Company(a)	56,297,750	—	—	56,297,750

Total	$190,149,365	$1,178,330,751	$32,986	$1,368,513,102

Other Financial Instruments
Collateral Invested for Securities on Loan	$5,801,760	$—	$—	$5,801,760

The following is a reconciliation of Level 3 Investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2010	(Losses)	(Losses)	Purchases	Sales	in**	out**	2011

Common Stock
United Kingdom	$71,780	$1,063	($2,034)	$32,812	($70,635)	$—	$—	$32,986

Total	$71,780	$1,063	($2,034)	$32,812	($70,635)	$—	$—	$32,986

*	Futures Contracts are not included in Investments and are valued at unrealized appreciation or depreciation.
**	All security transfers in and out of Level 3 from Level 1 or Level 2 were the result of fair valued securities for which no quoted value was available.
(a)	As categorized in complete schedule of holdings.

All net realized and change in unrealized gains (losses) in the tables above are reflected on the accompanying statements of operations. Changes in net unrealized gains (losses) for Level 3 investments held by the funds at October 31, 2011 are as follows:

Schwab S&P 500 Index Fund	$—
Schwab 1000 Index Fund	—
Schwab Small-Cap Index Fund	(2,982,566)
Schwab Total Stock Market Index Fund	(173,757)
Schwab International Index Fund	174

The funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1 and Level 2 for the period ended October 31, 2011.

Certain funds entered into equity index futures contracts (“futures”) from November 1, 2010 through October 31, 2011. The funds invested in futures to gain market exposure while still keeping a small portion of assets in cash for business operations. The fair value and due to brokers for futures contracts held at October 31, 2011 and the realized/unrealized gains (losses) on futures contracts held during the period ended October 31, 2011 are presented on the face of the Portfolio Holdings, Statement of Assets and Liabilities and Statement of Operations, respectively. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During

54

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

the period, the monthly average contract value of futures contracts held by the funds and the monthly average number of contracts were as follows:

	Contract Values	Number of Contracts

Schwab S&P 500 Index Fund	$65,618,340	1,030
Schwab 1000 Index Fund	7,317,646	110
Schwab Small-Cap Index Fund	15,122,008	191
Schwab Total Stock Market Index Fund	19,891,040	282
Schwab International Index Fund	—	—

(b) Accounting Policies for certain Portfolio Investments (if held):

Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (“variation margin”) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value changes daily.

Forward Foreign Currency Contracts: “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. The value of the forward foreign currency contracts are accounted for as unrealized gains or losses until the contracts settle, at which time the gains or losses are realized.

Securities Lending: Under the Securities Lending Program, a fund (the “lender”) may make short-term loans of its securities to another party (the “borrower”) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. The initial collateral received by a fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan and is marked to market daily. The cash collateral of securities loaned is invested in money market portfolios registered under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement.

If applicable, the value of the securities on loan as of October 31, 2011 and the value of the related collateral are disclosed in the complete Portfolio Holdings and the Statement of Assets and Liabilities.

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject a fund to counterparty risk, meaning that the fund could lose money if the other party fails to perform under the terms of the agreement. The funds mitigate this risk by ensuring that the funds’ repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the funds’ custodian (or, with multi-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, trade and settlement dates on securities

 55

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. A fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges, capital gains on investments on currency repatriation. All foreign taxes are recorded in accordance with the

56

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2011, if any, are reflected in the funds’ Statement of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(l) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in a fund will fluctuate, which means that you could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

As an index fund, each fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

In addition, because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. Further, because of a fund’s expenses, the fund’s performance may be below that of its benchmark index.

Certain funds do not fully replicate their benchmark index and may hold securities not included in the index. As a result, such funds are subject to the risk that the investment adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. A fund utilizing a sampling approach, may not track the return of the index as well as it would if the fund purchases all of the securities in the benchmark index.

 57

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Financial Notes (continued)

3. Risk Factors (continued):

A significant percentage of an index may be composed of securities in a single industry or sector of the economy. If a fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — a fund’s small-cap holdings could reduce performance.

Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — bonds, for instance — a fund’s large- and mid-cap holdings could reduce performance.

A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund.

A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and each trust.

For its advisory and administrative services to the Schwab 1000 Index Fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:

Schwab
1000
% of Average Daily Net Assets	Index Fund

First $500 million	0.30%
$500 million to $5 billion	0.22%
$5 billion to $10 billion	0.20%
Over $10 billion	0.18%

58

 Schwab Equity Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory and administrative services to the following funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Schwab
Schwab	Schwab	Total Stock	Schwab
S&P 500	Small-Cap	Market	International
Index Fund	Index Fund	Index Fund	Index Fund

0.06%	0.15%	0.06%	0.15%

The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described in the table below regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

			Schwab
Schwab	Schwab	Schwab	Total Stock	Schwab
S&P 500	1000	Small-Cap	Market	International
Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

0.02%	0.10%	0.02%	0.02%	0.02%

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement (“expense limitation”) with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the funds’ Board of Trustees, to limit the total annual fund operating expenses, excluding interest, taxes and certain non-routine expenses. The expense limitation as a percentage of average daily net assets is as follows:

			Schwab
Schwab	Schwab	Schwab	Total Stock	Schwab
S&P 500	1000	Small-Cap	Market	International
Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

0.09%	0.29%	0.19%	0.09%	0.19%

The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corporation shares owned by the Schwab Equity Index Funds during the report period:

	Balance			Balance		Realized	Dividends
	of Shares			of Shares	Market	Gains (Losses)	Received
	Held at	Gross	Gross	Held at	Value at	11/01/10	11/01/10
Fund	10/31/10	Additions	Sales	10/31/11	10/31/11	to 10/31/11	to 10/31/11

Schwab S&P 500 Index Fund	891,781	118,200	—	1,009,981	$12,402,567	$—	$219,259
Schwab 1000 Index Fund	373,465	—	21,500	351,965	4,322,130	281,316	85,762
Schwab Total Stock Market Index Fund	111,120	14,906 *	—	126,026	1,547,599	—	27,599

*	Includes 5,406 shares in connection with a merger between optionsXpress Holdings, Inc. and The Charles Schwab Corporation.

 59

 Schwab Equity Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Certain Schwab Funds may own shares of other Schwab Funds. The table below reflects the percentages of each fund shares in this report owned by other Schwab Funds as of October 31, 2011.

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Schwab MarketTrack Portfolios:
Schwab All Equity Portfolio	2.0%	—%	8.0%	—%	10.3%
Schwab Growth Portfolio	2.4%	—%	8.8%	—%	9.4%
Schwab Balanced Portfolio	1.2%	—%	4.3%	—%	4.6%
Schwab Conservative Portfolio	0.4%	—%	1.3%	—%	1.4%
Schwab Annuity Portfolios:
Schwab Growth Portfolio II	0.1%	0.1%	0.4%	—%	0.4%
Schwab Target Funds:
Schwab Target 2010 Fund	0.0% *	—%	—%	—%	—%
Schwab Target 2015 Fund	0.0% *	—%	—%	—%	—%
Schwab Target 2020 Fund	0.3%	—%	—%	—%	—%
Schwab Target 2025 Fund	0.1%	—%	—%	—%	—%
Schwab Target 2030 Fund	0.4%	—%	—%	—%	—%
Schwab Target 2035 Fund	0.1%	—%	—%	—%	—%
Schwab Target 2040 Fund	0.4%	—%	—%	—%	—%

*	Less than 0.05%

The funds may also let a related party own shares of the funds. As of October 31, 2011, the shares owned by Schwab Charitable Giving Trust (an affiliate of Schwab) as a percentage of the total shares of the Schwab S&P 500 Index Fund and the Schwab Small Cap Index Fund were 0.8% and 1.7%, respectively.

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2011, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Schwab S&P 500 Index Fund	$—
Schwab 1000 Index Fund	63,960,202
Schwab Small-Cap Index Fund	63,960,202
Schwab Total Stock Market Index Fund	—
Schwab International Index Fund	—

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trusts were in compliance with

60

 Schwab Equity Index Funds

Financial Notes (continued)

6. Board of Trustees (continued):

these limitations throughout the report period. The trusts did not pay any of these interested persons for their services as trustees, but they did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2011, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab S&P 500 Index Fund	$492,313,501	$342,259,404
Schwab 1000 Index Fund	240,436,302	492,021,116
Schwab Small-Cap Index Fund	443,793,967	399,671,430
Schwab Total Stock Market Index Fund	228,554,296	22,584,214
Schwab International Index Fund	170,189,048	153,492,386

9. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/10-10/31/11)	(11/1/09-10/31/10)

Schwab S&P 500 Index Fund	$176,039	$141,923
Schwab 1000 Index Fund	35,850	21,488
Schwab Small-Cap Index Fund	25,087	23,624
Schwab Total Stock Market Index Fund	108,924	22,830
Schwab International Index Fund	16,287	23,029

 61

 Schwab Equity Index Funds

Financial Notes (continued)

10. Federal Income Taxes:

As of October 31, 2011, the components of distributable earnings on a tax-basis were as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Undistributed ordinary income	$171,566,674	$68,730,663	$64,773,787	$24,780,237	$44,857,232
Undistributed long-term capital gains	—	183,279,668	40,731,619	—	—
Unrealized appreciation on investments	3,227,324,321	2,649,757,514	331,444,840	505,574,423	412,847,229
Unrealized depreciation on investments	(1,395,386,315)	(134,685,380)	(178,009,691)	(205,568,579)	(189,706,920)
Other unrealized appreciation/(depreciation)	1	1	—	—	(1,386,003)

Net unrealized appreciation/(depreciation)	$1,831,938,007	$2,515,072,135	$153,435,149	$300,005,844	$221,754,306

The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFIC), partnership investments, non taxable dividends and futures mark to market.

Capital loss carryforwards may be used to offset future realized capital gains, for federal income tax purposes. For the year ended October 31, 2011, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
Expiration Date	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

October 31, 2012	$—	$—	$—	$—	$8,278,017
October 31, 2013	139,485,541	—	—	—	—
October 31, 2014	109,256,533	—	—	—	—
October 31, 2015	89,645,092	—	—	—	—
October 31, 2016	77,879,594	—	—	14,465,482	3,212,061
October 31, 2017	20,049,252	—	—	4,871,496	65,689,066

Total	$436,316,012	$—	$—	$19,336,978	$77,179,144

For the year ended October 31, 2011, the funds had capital losses utilized and capital losses expired as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Capital losses utilized	$140,361,861	$—	$—	$7,425,338	$36,473,979
Capital losses expired	—	—	—	—	2,542,199

62

 Schwab Equity Index Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Current period distributions
Ordinary income	$191,615,698	$72,195,700	$14,248,616	$26,769,873	$40,811,469
Long-term capital gains	—	59,510,806	4,037,352	—	—
Return of capital	—	—	—	—	—

Prior period distributions
Ordinary income	$130,372,304	$78,998,534	$11,038,239	$20,970,578	$37,166,734
Long-term capital gains	—	—	—	—	—
Return of capital	—	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2011, the funds made the following reclassifications:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Capital shares	$—	$11,626,432	($1,363)	$—	($2,542,199)
Undistributed net investment income	(823,897)	6,715,590	8,079,022	(241,860)	(53,238)
Net realized capital gains/(losses)	823,897	(18,342,022)	(8,077,659)	241,860	2,595,437

As of October 31, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2011, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

 63

 Schwab Equity Index Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

11. Other:

During the year, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund and Schwab Total Stock Market Index Fund received a payment related to state filing fees resulting from revised calculation methodologies being applied on sales of the funds’ shares in prior periods in certain states. This payment is presented in the funds’ Statement of Operations as “Payment for state filing fees”.

12. Subsequent Events:

At a meeting held on September 14, 2011, the Board of Trustees approved a change to the Schwab Small-Cap Index Fund’s benchmark index and to its investment strategy to require that the Fund invest 80% of its net assets in stocks that are included in the Russell 2000 Index. This change will be effective on December 14, 2011. At the same meeting, the Board of Trustees approved a reduction in the contractual expense limitation of the investment adviser and its affiliates on the net annual operating expenses of the fund to 0.17%, effective November 1, 2011. For additional information, please refer to the Supplement dated October 14, 2011 to the Summary Prospectus and Statutory Prospectus.

At the same meeting, the Board of Trustees approved a change to the Schwab International Index Fund’s benchmark index and to its investment strategy to require that the Fund invest 80% of its net assets in stocks that are included in the MSCI EAFE Index. This change will be effective on December 20, 2011. For additional information, please refer to the Supplement dated October 14, 2011 to the Summary Prospectus and Statutory Prospectus.

Management has evaluated subsequent events and transactions through the date of the financial statements and determined that no other material events or transactions would require recognition or disclosure in the financial statements as presented.

64

Report of Independent Registered Public Accounting Firm

To the Boards of Trustees and Shareholders of:
Schwab S&P 500 Index Fund
Schwab 1000 Index Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab 1000 Index Fund (one of the portfolios constituting Schwab Investments), Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund (four of the portfolios constituting Schwab Capital Trust) (hereafter collectively referred to as the “Funds”) at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 15, 2011

 65

Other Federal Tax Information (unaudited)

Schwab International Index Fund may elect to pass on the benefits of the foreign tax credit of $3,198,871 to its shareholders for the year ended October 31, 2011. The respective foreign source income on the fund is $54,455,524.

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2011, qualify for the corporate dividends received deduction:

Percentage

Schwab S&P 500 Index Fund	100.00
Schwab 1000 Index Fund	100.00
Schwab Small-Cap Index Fund	66.80
Schwab Total Stock Market Index Fund	95.80
Schwab International Index Fund	0.03

For the fiscal year ended October 31, 2011, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2012 via IRS form 1099 of the amounts for use in preparing their 2011 income tax return.

Schwab S&P 500 Index Fund	$216,804,351
Schwab 1000 Index Fund	73,512,773
Schwab Small-Cap Index Fund	9,845,277
Schwab Total Stock Market Index Fund	21,436,759
Schwab International Index Fund	33,672,279

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2011:

Schwab S&P 500 Index Fund	$—
Schwab 1000 Index Fund	70,253,473
Schwab Small-Cap Index Fund	4,037,352
Schwab Total Stock Market Index Fund	—
Schwab International Index Fund	—

66

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreements between Schwab Capital Trust and Schwab Investments (collectively, the “Trusts”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreements”) with respect to the existing funds in the Trusts, including Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small- Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreements with respect to the Funds at meetings held on April 28, 2011, and June 15, 2011, and approved the renewal of the Agreements with respect to the Funds for an additional one year term at the meeting held on June 15, 2011. The Board’s approval of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreements with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreements with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/ benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer

 67

category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and exchange-traded funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreements with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to Schwab 1000 Index Fund that include lower fees at higher graduated asset levels. Based on this evaluation the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

68

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Capital Trust and Schwab Investments which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC.	70	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	70	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	70	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2011.)	Private Investor.	70	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	70	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

 69

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	70	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	70	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993 and Schwab Investments since 1991.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	70	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

70

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust and Schwab Investments since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer and Chief Investment Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust and Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006- June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust and Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust and Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust and Schwab Investments since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (Oct. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Oct. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Oct. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011-present); Secretary (May 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab ETFs.

 71

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust and Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President and Assistant Secretary, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Capital Trust and Schwab Investments since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

72

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 1000 Index An index that measures the performance of the large-cap segment of the U.S. equity universe.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

 73

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Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2011 Schwab Funds. All rights reserved.

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
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Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
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Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
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Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
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Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2011 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR13810-14

Prospectus Supplement and
Annual Report Enclosed

Annual report dated October 31, 2011, enclosed.

COMMAND PERFORMANCETM

Laudus MarketMasters Fundstm

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This supplement is not part of the shareholder report.

SCHWAB CAPITAL TRUST

Laudus MarketMasters Funds®

Supplement dated December 19, 2011 to the
Prospectus dated February 28, 2011 as amended May 16, 2011

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective December 8, 2011, the Board has approved certain changes to underlying investment managers in the Laudus MarketMasters Funds. Specifically, with respect to the Laudus Small-Cap MarketMasters Fund, the Board has approved the termination of two of the fund’s investment managers and approved the hiring of a new investment manager, Mellon Capital Management Corp. With respect to the Laudus International MarketMasters Fund, the Board has approved the hiring of a new investment manager, Mellon Capital Management Corp.

In addition, currently each fund reserves the right to automatically redeem your shares if the value of your investment in the Select Shares falls below the stated minimum balance requirement. Effective January 19, 2012, each fund will also have the option to instead convert the holdings of any existing shareholders who no longer meet the eligibility requirements (including minimum account balances) of Select Shares of a fund to Investor Shares of the same fund.

Accordingly, the following changes are made to the Prospectus:

On page 2, the third paragraph of the section entitled “Principal investment strategies” is deleted and the following language is inserted.

CSIM may also directly manage portions of the fund during transitions between investment managers.

Each investment manager uses its own securities selection process and has discretion to select portfolio securities for its allocation of the funds’ assets. At the same time, each investment manager invests within a specific market capitalization range and investment style under the general supervision of CSIM. CSIM has developed parameters for each investment manager based on CSIM’s assessment of the investment manager’s investment style and expertise. By assigning more specific parameters to each investment manager, CSIM attempts to capitalize on the strengths of each investment manager and to combine their investment activities in a complementary fashion.

CSIM may use derivatives, primarily futures contracts, to seek returns on the fund’s otherwise uninvested cash assets. In addition, the investment managers may use futures contracts as a substitute for investing directly in an underlying asset or to increase returns.

On page 4, in the section entitled “Portfolio manager”, all references to Caroline Lee-Tsao shall be deleted.

1

On page 4, in the section entitled “Investment managers”, the current language is deleted and replaced with the following language.

The fund has three investment managers: Mellon Capital Management Corp., Neuberger Berman Management LLC, and TAMRO Capital Partners LLC. The table below shows investment managers that are (or are expected to be) responsible for managing more than 30% of the fund’s assets, and the portfolio managers serving as portfolio managers for those investment managers.

Year founded/assets
Investment manager	under management		Employment
and address	(as of 12/31/10)	Portfolio manager(s)	experience
Neuberger Berman Management LLC 605 Third Avenue New York, NY 10158	Founded: 1939 $32.2 billion	David H. Burshtan, Vice President	David Burshtan is a portfolio manager on the Growth Equity team. He joined the firm in 2002. Previously, he held portfolio manager and analyst positions at Northern Trust, Scudder-Kemper Investments and Texas Commerce Bank.
TAMRO Capital Partners LLC 1701 Duke Street Suite 250 Alexandria, VA 22314	Founded: 2000 Successor Founded: 2007 $1.44 billion	Philip D. Tasho, CFA, Principal, Chief Executive Officer and Chief Investment Officer Timothy A. Holland, CFA Partner, Co-Portfolio Manager
Began investment career in 1980. Co-founded TAMRO in 2000. From 1995 to 2000, Chairman, Chief Executive Officer and Chief Investment Officer of Riggs Investment Management Co. (RIMCO).

Began investment career in 2000. Joined TAMRO in 2005 as an equity analyst. Promoted to co-portfolio manager in 2010. From 1993 to 2000 worked in financial services public relations.

For more information on the fund’s other investment managers, please see the “Fund management” and “Fund details” sections in the prospectus.

On page 6, the third paragraph of the section entitled “Principal investment strategies” is deleted and the following language is inserted.

CSIM may also directly manage portions of the fund during transitions between investment managers.

Each investment manager uses its own securities selection process and has discretion to select portfolio securities for its allocation of the funds’ assets. At the same time, each investment manager invests within a specific market capitalization range and investment style under the general supervision of CSIM. CSIM has developed parameters for each investment manager based on CSIM’s assessment of the investment manager’s investment style and expertise. By assigning more specific parameters to each investment manager, CSIM attempts to capitalize on the strengths of each investment manager and to combine their investment activities in a complementary fashion.

CSIM may use derivatives, primarily futures contracts, to seek returns on the fund’s otherwise uninvested cash assets. In addition, the investment managers may use futures contracts as a substitute for investing directly in an underlying asset or to increase returns.

On page 8, in the section entitled “Portfolio manager”, all references to Caroline Lee-Tsao shall be deleted.

On page 8, in the section entitled “Investment managers”, the current language is deleted and replaced with the following language.

The fund has six investment managers: American Century Investment Management, Inc., Harris Associates, L.P., Mellon Capital Management Corp., Mondrian Investment Partners Limited, Wentworth, Hauser and Violich, Inc./Hirayama Investments, LLC, and William Blair & Company, LLC. As of December 12, 2011, none of the investment managers managed more than 30% of the fund’s assets nor are any expected to manage more than 30% of the fund’s assets. For information on the fund’s investment managers, please see the “Fund management” and “Fund details” sections in the prospectus.

2

On page 9, in the section entitled “Investment strategy”, the third paragraph is deleted and the following is inserted.

CSIM may also directly manage portions of the fund during transitions between investment managers.

Each investment manager uses its own securities selection process and has discretion to select portfolio securities for its allocation of the funds’ assets. At the same time, each investment manager invests within a specific market capitalization range and investment style under the general supervision of CSIM. CSIM has developed parameters for each investment manager based on CSIM’s assessment of the investment manager’s investment style and expertise. By assigning more specific parameters to each investment manager, CSIM attempts to capitalize on the strengths of each investment manager and to combine their investment activities in a complementary fashion.

CSIM may use derivatives, primarily futures contracts, to seek returns on the fund’s otherwise uninvested cash assets. In addition, the investment managers may use futures contracts as a substitute for investing directly in an underlying asset or to increase returns.

On page 9, under “Investment strategy”, the sixth paragraph of that section (the introductory sentence to the table displaying the fund’s investment managers) is modified as follows, and the existing table replaced with the following table.

The following table identifies the fund’s investment managers as of December 9, 2011, their areas of focus, and approximate asset allocation.

Investment manager	Investment style	Approximate allocation of net assets (%)
Mellon Capital Management Corp.	Small-cap blend	0%[1]
Neuberger Berman Management LCL	Small-cap growth	25%
TAMRO Capital Partners LLC	Small-cap blend	62%
Cash and other assets	—	13%

1 Although Mellon Capital Management Corp. was approved by the Board on December 8, 2011 as a new investment manager, CSIM does not expect to allocate any assets to Mellon Capital until after January 1, 2012.

On page 10, all references to TCW Investment Management Company and Toqueville Asset Management LP are deleted. The following information regarding the new investment manager is inserted:

Mellon Capital Management Corp. (“Mellon Capital”) seeks to track the returns of the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. Mellon Capital’s experienced team of portfolio managers seeks to execute on this strategy by employing a risk-controlled, cost-effective approach. Specifically, in managing their allocation from the fund, the portfolio managers intend to employ a full index replication approach for assets greater than $50 million, and index sampling where assets allocated to Mellon Capital fall below $50 million.

When trading in the open market, Mellon Capital employs a strategic trading approach to minimize transaction costs and preserve value. This approach allows the portfolio managers to minimize market impact by trading small blocks and to take advantage of any favorable movement of the stock price when other managers move into and out of the market.

Furthermore, when index composition changes as a result of corporate actions, Mellon Capital’s portfolio managers screen all potential trades against a list of securities that have pending corporate action activities and evaluate the terms of the corporate action to determine whether the security should be traded or omitted from the trade. The economic value of the alternatives is thoroughly analyzed to maximize the value of client portfolios.

Additionally, when portfolio managers anticipate upcoming changes to the composition of an index, they use dividend cash flows to fund shares purchases to the extent possible. Mellon Capital continually looks for opportunities to allocate cash inflows towards expected index constituent changes in order to minimize transaction costs.

On page 11, in the section entitled “Investment strategy”, the third paragraph is deleted and the following is inserted.

CSIM may also directly manage portions of the fund during transitions between investment managers.

Each investment manager uses its own securities selection process and has discretion to select portfolio securities for its allocation of the funds’ assets. At the same time, each investment manager invests within a specific market capitalization range and investment style under the general supervision of CSIM. CSIM has developed parameters

3

for each investment manager based on CSIM’s assessment of the investment manager’s investment style and expertise. By assigning more specific parameters to each investment manager, CSIM attempts to capitalize on the strengths of each investment manager and to combine their investment activities in a complementary fashion.

CSIM may use derivatives, primarily futures contracts, to seek returns on the fund’s otherwise uninvested cash assets. In addition, the investment managers may use futures contracts as a substitute for investing directly in an underlying asset or to increase returns.

On page 12, under “Investment strategy”, the sixth paragraph of that section (introductory sentence to table displaying the fund’s investment managers) is modified as follows, and the existing table replaced with the following table.

The following table identifies the fund’s investment managers as of December 9, 2011, their areas of focus, and approximate asset allocation.

Investment manager	Investment style	Approximate allocation of net assets (%)
American Century Investment Management, Inc.	International small-/mid-cap growth	24%
Harris Associates L.P.	International large-cap value	18%
Mellon Capital Management Corp.	International blend	0%[1]
Mondrian Investment Partners Limited	International small-cap value	25%
Wentworth, Hauser and Violich, Inc./Hirayama Investments LLC	International large-cap growth	11%
William Blair & Company LLC	International multi-cap growth	20%
Cash and other assets	—	2%

1 Although Mellon Capital Management Corp. was approved by the Board on December 8, 2011 as a new investment manager, CSIM does not expect to allocate any assets to Mellon Capital until after January 1, 2012.

On page 13, the following information regarding the new investment manager is inserted.

Mellon Capital Management Corp. (“Mellon Capital”) seeks to track the returns of the MSCI-EAFE Index. This index is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. Mellon Capital’s experienced team of portfolio managers seeks to execute on this strategy by employing a risk-controlled, cost-effective approach. Specifically, in managing their allocation from the fund, the portfolio managers intend to employ a full index replication approach for assets greater than $50 million, and index sampling where assets allocated to Mellon Capital fall below $50 million.

When trading in the open market, Mellon Capital employs a strategic trading approach to minimize transaction costs and preserve value. This approach allows the portfolio managers to minimize market impact by trading small blocks and to take advantage of any favorable movement of the stock price when other managers move into and out of the market.

Furthermore, when index composition changes as a result of corporate actions, Mellon Capital’s portfolio managers screen all potential trades against a list of securities that have pending corporate action activities and evaluate the terms of the corporate action to determine whether the security should be traded or omitted from the trade. The economic value of the alternatives is thoroughly analyzed to maximize the value of client portfolios.

Additionally, when portfolio managers anticipate upcoming changes to the composition of an index, they use dividend cash flows to fund shares purchases to the extent possible. Mellon Capital continually looks for opportunities to allocate cash inflows towards expected index constituent changes in order to minimize transaction costs.

On page 18, under the section entitled “Fund management”, all references to Caroline Lee-Tsao shall be deleted.

4

On pages 18-19, under the section entitled “The funds’ investment managers”, “Laudus Small-Cap MarketMasters”, all references to TCW Investment Management Company and Toqueville Asset Management LP are deleted. The following is inserted as a new row in the table.

Year founded/assets
Investment manager	under management		Employment
and address	(as of 9/30/11)	Portfolio manager(s)	experience
Mellon Capital Management Corp. 50 Fremont St., Suite 3900 San Francisco, CA 94105	Founded: 1983 $195.1 billion	Karen Q. Wong, CFA Managing Director, Head of Equity Portfolio Management	Ms. Wong is a managing director of equity index strategies with Mellon Capital, where she has been employed since 2000. She received an MBA from San Francisco State University in Finance, and a BS from San Francisco State University in Accounting and Statistics.
		Richard A. Brown, CFA Director, Senior Portfolio Manager, Team Leader	Mr. Brown is a director of equity portfolio management with Mellon Capital, where he has been employed since 1995. He holds an MBA from California State University at Hayward.
		Thomas J. Durante, CFA Director, Senior Portfolio Manager, Team Leader	Mr. Durante is a senior portfolio manager with Mellon Capital, where he has been employed since January 2000. He holds a B.A. degree from Fairfield University in Accounting.

On page 20, under the section entitled “The funds’ investment managers”, “Laudus International MarketMasters”, the following is inserted as a new row in the table.

Year founded/assets
Investment manager	under management		Employment
and address	(as of 9/30/11)	Portfolio manager(s)	experience
Mellon Capital Management Corp. 50 Fremont St., Suite 3900 San Francisco, CA 94105	Founded: 1983 $195.1 billion	Karen Q. Wong, CFA Managing Director, Head of Equity Portfolio Management	Ms. Wong is a managing director of equity index strategies with Mellon Capital, where she has been employed since 2000. She received an MBA from San Francisco State University in Finance, and a BS from San Francisco State University in Accounting and Statistics.
		Richard A. Brown, CFA Director, Senior Portfolio Manager, Team Leader	Mr. Brown is a director of equity portfolio management with Mellon Capital, where he has been employed since 1995. He holds an MBA from California State University at Hayward.
		Thomas J. Durante, CFA Director, Senior Portfolio Manager, Team Leader	Mr. Durante is a senior portfolio manager with Mellon Capital, where he has been employed since January 2000. He holds a B.A. degree from Fairfield University in Accounting.

5

On page 25 of the prospectus, the seventh sentence under the section entitled, “Choose a fund and share class” is replaced in its entirety with the following:

If you no longer meet the minimum balance requirement for Select Shares, each fund reserves the right to (i) convert your Select Share holdings to Investor Shares of the same fund; or (ii) redeem your holdings. A fund will notify you in writing 60 days before any automatic conversion or redemption occurs.

On page 26 of the prospectus, the following are added as the first and second bullets under the heading “Each fund reserves certain rights, including the following:”

•	If your account balance falls below the stated minimum balance requirement for the Select Shares for any reason, to automatically convert your holdings to Investor Shares of that same fund upon 60 days written notice.

•	If your account balance falls below the stated minimum balance, to automatically redeem your shares upon 60 days written notice.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.

Charles Schwab & Co., Inc. Member SIPC
REG65085-00 (12/11) ©2011 All Rights Reserved

6

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Annual Report October 31, 2011

COMMAND PERFORMANCETM

Laudus MarketMasters Fundstm

Laudus Small-Cap MarketMasters Fundtm

Laudus International MarketMasters Fundtm

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Two distinct Funds, each combining the expertise of leading investment managers with CSIM’s overall supervision.

In This Report

Performance at a Glance	2
From the President	3
Fund Management	5
Fund Summaries
Laudus Small-Cap MarketMasters Fund™	6
Laudus International MarketMasters Fund™	8
Fund Expenses	10
Financial Statements and Portfolio Holdings
Laudus Small-Cap MarketMasters Fund™	11
Laudus International MarketMasters Fund™	19
Financial Notes	35
Report of Independent Registered Public Accounting Firm	48
Other Tax Information	49
Approval of Investment Advisory and Sub-Advisory Agreements	50
Trustees and Officers	53
Glossary	56

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudusfunds.com/prospectus.

Total Return for the Report Period

Laudus Small-Cap MarketMasters Fundtm

Investor Shares (Ticker Symbol: SWOSX)	4.08%
Select Shares® (Ticker Symbol: SWMSX)	4.30%
Russell 2000® Index*	6.71%
Fund Category: Morningstar Small-Cap Growth	8.84%

Performance Details	pages 6-7

Laudus International MarketMasters Fundtm

Investor Shares (Ticker Symbol: SWOIX)[1]	-3.87%
Select Shares® (Ticker Symbol: SWMIX)[1]	-3.76%
MSCI EAFE® Index**	-3.64%
Fund Category: Morningstar Foreign Large-Cap Growth	-3.95%

Performance Details	pages 8-9

Minimum Initial Investment[2]

Investor Shares	$ 100
Select Shares®	$ 50,000

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the funds’ returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Small-company stocks are subject to greater volatility than other asset categories.

Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

*	The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

**	The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index®) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. Investors cannot invest directly in any index and index figures do not include trading and management costs.

[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations, see financial note 2 for more information.

[2]	Please see prospectus for further details and eligibility requirements.

2 Laudus MarketMasters Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

During the 12-month period that ended October 31, 2011, global financial markets saw ongoing challenges with Europe’s sovereign debt crisis, the downgrade of long-term U.S. Treasury debt, and a global economy that lost steam in the middle months of the period but showed pockets of improvement by its end. U.S. stocks provided respectable returns in that environment, while stocks in many developed markets outside of the United States generated losses. Long-term interest rates in the United States continued to decline, boosting prices of Treasury securities.

As slow economic growth continued throughout most of the reporting period, the Federal Reserve kept short-term interest rates at or near zero to spur job growth and the U.S. economy. Concerns intensified throughout the world, however, about the high debt levels of sovereign nations, including the United States. In August, credit rating agency Standard & Poor’s downgraded the credit rating of long-term U.S. debt from AAA to AA+ and continued to warn against the growing level of debt owed by the U.S. government. Throughout the summer of 2011, markets also labored under worries that a default on Greece’s sovereign debt could destabilize some European banks, and that high debt levels in Portugal, Italy, or Spain might further destabilize global financial markets.

Although equity markets rose steadily over the first six months of the reporting period, the concerns about Europe and a possible worldwide recession sparked a global sell-off in August and September. In this environment, investors favored securities viewed as safer or more defensive, which helped

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

8.09%	S&P 500® Index: measures U.S. large-cap stocks

6.71%	Russell 2000® Index: measures U.S. small-cap stocks

−3.64%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

5.00%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.09%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and Charles Schwab Investment Management, Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Laudus MarketMasters Funds 3

From the President continued

Stock markets got a further lift in the last month of the period as European leaders appeared closer to a resolution concerning the region’s debt problems, and as the United States managed a faster pace of economic growth in the third quarter.

stock markets in the United States outperform international markets. Stock markets got a further lift in the last month of the period as European leaders appeared closer to a resolution concerning the region’s debt problems, and as the United States managed a faster pace of economic growth in the third quarter. The broad U.S. stock market posted a return of 8.09%, as measured by the S&P 500 Index, while stocks in Europe and much of the rest of the world trailed this result. Stock markets in the developed world outside of the United States returned –3.64%, as measured by the MSCI EAFE Index.

During the market fluctuations of the late summer, investors sought the safety of U.S. Treasury securities. This influx of demand pushed yields on 10-year Treasury notes down from 3.47% at the end of March to 2.17% at the end of October. As investors moved toward safer assets, corporate bonds and other non-Treasury debt securities traded at higher spreads to Treasury bonds over the last months of the period. The Barclays Capital U.S. Aggregate Bond Index ended the 12-month period with an investment return of 5.00%.

Thank you for investing in the Laudus MarketMasters Funds. We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.laudusfunds.com. We are also happy to hear from you at 1-800-447-3332.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Laudus MarketMasters Funds

Fund Management

Omar Aguilar, Senior Vice President and Chief Investment Officer of Equities of the investment adviser, manages the funds. Prior to joining the firm in April 2011, he was head of the portfolio management group and Vice President of Portfolio Management at a large retirement asset planning and management firm. From 2004 to 2009, he was Senior Vice President, Head of Quantitative Equity and Senior Portfolio Manager at a large banking and asset management firm. He has over 16 years of quantitative investment experience.

Laudus MarketMasters Funds 5

Laudus Small-Cap MarketMasters Fund™

The Laudus MarketMasters Funds use a multi-manager strategy. Charles Schwab Investment Management, Inc. (CSIM)—the fund’s investment manager—selects investment managers with proven long-term track records to manage a portion of each fund’s assets. In addition to selecting the investment managers and allocating assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each sub-adviser manages their respective portfolio relative to a comparative index that reflects their individual process and philosophy. The sub-adviser indices may differ from the comparative index of the overall fund.

The Laudus Small-Cap MarketMasters Fund Investor Shares (the fund) returned 4.08% for the 12 months ended October 31, 2011, while its comparative index, the Russell 2000 Index, returned 6.71%. Unlike the return of the fund, the return of the index does not include operational and transactional costs.

Turning to the market backdrop, lackluster economic growth domestically and abroad and limited job growth in the United States, where the unemployment rate hovered around 9.0%, represented key market obstacles. Within the U.S. stock market, the large-cap Russell 1000 Index returned 8.01% and outperformed the small-cap Russell 2000 Index, which generated a gain of 6.71%.

In looking at absolute performance, most sectors in the index produced positive returns. Consumer Staples, Energy, and Utilities were the best performers in the index, each enjoying double-digit gains. On the other end of the performance spectrum, Telecommunication Services and Materials were two of the worst performers in the index.

Within the fund, poor stock selection in Information Technology, Consumer Discretionary, and Health Care—collectively representing approximately 45% of the portfolio—was a key reason that the fund underperformed its comparative index. Helping to counter that result was the fund’s slight overweight in the Energy sector compared with the Russell 2000 Index, which helped fund performance because Energy was the second-best performer during the period. Well-considered stock selection in the Energy sector also boosted the fund’s relative and absolute performance, as did stock selection within the Industrials sector.

The fund’s sub-advisers generated mixed returns. For example, Tocqueville Asset Management LP returned -5.35% and substantially underperformed the Russell 2000 Index. TCW Investment Management Company returned 3.80%, underperforming the 5.83% return of the Russell Midcap Value Index. On the other hand, TAMRO Capital Partners LLC returned 9.69% and comfortably outperformed the Russell 2000 Index. Lastly, Neuberger Berman, LLC, returned 14.09% compared with the 9.84% return of the Russell 2000 Growth Index.

As of 10/31/11:

 Statistics

Number of Holdings	251
Weighted Average Market Cap ($ x 1,000,000)	$2,286
Price/Earnings Ratio (P/E)	27.4
Price/Book Ratio (P/B)	1.8
Portfolio Turnover Rate	95%

 Sector Weightings % of Investments

Information Technology	17.8%
Financials	15.2%
Industrials	14.6%
Consumer Discretionary	14.0%
Health Care	11.5%
Energy	9.6%
Materials	5.1%
Consumer Staples	3.6%
Telecommunication Services	1.5%
Utilities	0.8%
Other	6.3%
Total	100.0%

 Top Equity Holdings % of Net Assets1

IBERIABANK Corp.	1.3%
Colfax Corp.	1.0%
NETGEAR, Inc.	0.9%
Terex Corp.	0.9%
Stifel Financial Corp.	0.9%
Colonial Properties Trust	0.9%
Morningstar, Inc.	0.9%
Bank of the Ozarks, Inc.	0.9%
TreeHouse Foods, Inc.	0.9%
LaSalle Hotel Properties	0.9%
Total	9.5%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than other asset categories.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Laudus MarketMasters Funds

 Laudus Small-Cap MarketMasters Fundtm

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudusfunds.com/prospectus.

October 31, 2001 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment in Investor Shares1

June 9, 2004 – October 31, 2011
Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1,2

Fund Class and Inception Date	1 Year	5 Years	10 Years	Since Inception

Investor Shares (9/16/97)	4.08%	0.41%	6.13%	4.68%
Select Shares (6/9/04)	4.30%	0.57%	n/a	3.79%
Russell 2000® Index	6.71%	0.68%	7.02%	(9/16/97) 5.10%
				(6/9/04) 4.77%
Fund Category: Morningstar Small-Cap Growth	8.84%	2.10%	5.83%	(9/16/97) 5.35%
				(6/9/04) 5.13%

Fund Expense Ratios3: Investor Shares: Net 1.46% ; Gross 1.50% / Select Shares: Net 1.31%; Gross 1.45%

 Investment Managers and Allocations

		% of
Investment Manager	Investment Style	Net Assets

TAMRO Capital Partners LLC	Small—Cap Blend	38.6%

TCW Investment Management Company	Small/Mid—Cap Value	22.3%

Tocqueville Asset Management L.P.	Small—Cap Blend/Value	16.2%

Neuberger Berman Management LLC	Small—Cap Growth	18.5%

Cash and other assets	—	4.4%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Because the fund originally used a multi-fund strategy, performance of the Investor Shares prior to June 3, 2002 does not reflect the current strategy and may have been different if it did.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Laudus MarketMasters Funds 7

Laudus International MarketMasters Fund™

The Laudus MarketMasters Funds use a multi-manager strategy. Charles Schwab Investment Management, Inc. (CSIM)—the fund’s investment manager—selects investment managers with proven long-term track records to manage a portion of each fund’s assets. In addition to selecting the investment managers and allocating assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each sub-adviser manages their respective portfolio relative to a comparative index that reflects their individual process and philosophy. The sub-adviser indices may differ from the comparative index of the overall fund.

The Laudus International MarketMasters Fund Investor Shares (the fund) returned -3.87% for the 12 months ended October 31, 2011, while its comparative index, the MSCI EAFE Index (the index), returned -3.64%. Unlike the return of the fund, the return of the index does not include operational and transactional costs. Timing differences in foreign exchange calculations represented part of why the fund underperformed the index.* Fair valuation of the fund’s holdings on the last trading day of the current period also reduced the fund’s relative performance (please see financial note 2 for more information).

Turning to the market backdrop, limited global growth and Europe’s ongoing and largely unresolved sovereign debt crisis tempered the performance of global stock markets. As a result, international equities in developed markets posted slightly negative returns as measured by the MSCI EAFE Index.

The fund’s security selection was positive in six out of 10 sectors, with the strongest performers coming from Materials, Information Technology, and Consumer Discretionary. By comparison, selection was weakest in Energy, Financials, and Health Care. In addition, the fund maintained an average weight of at least one-third less exposure to the Financials sector than the index, and this helped the fund’s performance. On the other side of the performance spectrum, the fund maintained a lower average weight in Consumer Staples, which detracted from the fund’s performance compared with that of the index.

Looking at performance from the standpoint of regional allocations compared with the index, the fund’s underweight in Europe, as well as in the Asia and Pacific Basin, helped the fund’s performance as investments from both areas posted negative total returns. Within these regions, security selection was another positive for the fund. On a country-specific basis, poor stock selection in Switzerland, Hong Kong, and Ireland detracted from the fund’s performance compared with that of the index, while the fund’s non-index, Canadian-based investments helped.

The fund’s sub-advisers generated mixed returns. For example, Mondrian Investment Partners Limited returned 2.50%, outperforming the -1.67% return of the MSCI World ex U.S. Small Index. Wentworth, Hauser, and Violich, Inc./Hirayama Investments, LLC, returned -0.03%, compared with the -3.64% return of the MSCI EAFE Index. On the other hand, William Blair & Company, LLC, returned -5.75% compared with the -3.85% return of the MSCI AC World IMI Growth Index. Harris Associates L.P. also underperformed, returning -4.64% compared with the -3.25% return of the MSCI World ex U.S. Index. Lastly, American Century Investment Management, Inc. returned -3.93%, falling slightly more than the -3.75% return of the MSCI AC World ex U.S. Small/Mid-Cap Growth index.

As of 10/31/11:

 Country Weightings % of Investments

United Kingdom	18.5%
Japan	12.8%
Canada	7.9%
Germany	7.6%
Switzerland	7.6%
France	6.5%
Australia	4.9%
Netherlands	4.8%
Singapore	3.7%
United States	3.5%
Other	22.2%
Total	100.0%

 Statistics

Number of Holdings	504
Weighted Average Market Cap ($ x 1,000,000)	$20,336
Price/Earnings Ratio (P/E)	15.9
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate	78%

 Sector Weightings % of Investments

Industrials	20.9%
Consumer Discretionary	15.0%
Materials	13.7%
Financials	13.1%
Information Technology	11.3%
Energy	8.1%
Health Care	6.1%
Consumer Staples	6.0%
Utilities	1.4%
Telecommunication Services	0.9%
Other	3.5%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Croda International plc	1.1%
Koninklijke Boskalis Westminster N.V.	0.9%
Potash Corp. of Saskatchewan, Inc.	0.9%
Rotork plc	0.9%
Neopost S.A.	0.9%
BNP Paribas S.A.	0.8%
BHP Billiton Ltd. ADR	0.8%
SAP AG	0.8%
Spectris plc	0.8%
Commonwealth Property Office Fund	0.8%
Total	8.7%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.

*	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST), using exchange rates in place at that time. Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Laudus MarketMasters Funds

 Laudus International MarketMasters Fundtm

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudusfunds.com/prospectus.

October 31, 2001 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment in Investor Shares1

April 2, 2004 – October 31, 2011
Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1,2

Fund Class and Inception Date	1 Year	5 Years	10 Years	Since Inception

Investor Shares (10/16/96)	-3.87%	1.54%	8.40%	8.36%
Select Shares (4/2/04)	-3.76%	1.67%	n/a	7.06%
MSCI EAFE Index®*	-3.64%	-1.95%	6.19%	(10/16/96) 4.30%
				(4/2/04) 4.61%
Fund Category: Morningstar Foreign Large-Cap Growth	-3.95%	-0.28%	6.44%	(10/16/96) 5.54%
				(4/2/04) 5.32%

Fund Expense Ratios3: Investor Shares: 1.61% / Select Shares: Net 1.48%; Gross 1.50%

 Investment Managers and Allocations

		% of
Investment Manager	Investment Style	Net Assets

American Century Investment Management, Inc.	International Small/Mid—Cap Growth	23.9%

Wentworth, Hauser and Violich, Inc./Hirayama Investments, LLC	International Large—Cap Growth	10.6%

Harris Associates L.P.	International Large—Cap Value	18.2%

William Blair & Company, LLC	International Multi—Cap Growth	19.4%

Mondrian Investment Partners Limited	International Small—Cap Value	26.3%

Cash and other assets	—	1.6%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Because the fund originally used a multi-fund strategy, performance of the Investor Shares prior to June 3, 2002 does not reflect the current strategy and may have been different if it did.

*	The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index®) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Laudus MarketMasters Funds 9

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2011 and held through October 31, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/11	at 10/31/11	5/1/11–10/31/11

Laudus Small-Cap MarketMasters Fundtm
Investor Shares
Actual Return	1.46%	$1,000	$847.90	$6.80
Hypothetical 5% Return	1.46%	$1,000	$1,017.85	$7.43
Select Shares
Actual Return	1.31%	$1,000	$848.40	$6.10
Hypothetical 5% Return	1.31%	$1,000	$1,018.60	$6.67

Laudus International MarketMasters Fundtm
Investor Shares
Actual Return	1.60%	$1,000	$839.70	$7.42
Hypothetical 5% Return	1.60%	$1,000	$1,017.14	$8.13
Select Shares
Actual Return	1.45%	$1,000	$840.20	$6.73
Hypothetical 5% Return	1.45%	$1,000	$1,017.90	$7.37

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

10 Laudus MarketMasters Funds

Laudus Small-Cap MarketMasters Fund™

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	11/1/06–
Investor Shares	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	11.52	9.40	8.78	13.74	14.20

Income (loss) from investment operations:
Net investment income (loss)	(0.09)[1]	(0.08)[1]	(0.05)[1]	(0.04)[1]	(0.08)[1]
Net realized and unrealized gains (losses)	0.56	2.20	0.67	(4.59)	1.81

Total from investment operations	0.47	2.12	0.62	(4.63)	1.73
Less distributions:
Distributions from net investment income	—	—	(0.00)[2]	—	—
Distributions from net realized gains	—	—	—	(0.33)	(2.19)

Total distributions	—	—	(0.00)[2]	(0.33)	(2.19)

Net asset value at end of period	11.99	11.52	9.40	8.78	13.74

Total return (%)	4.08	22.55	7.10	(34.34)	13.79

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.46	1.46	1.48 [3]	1.48	1.51 [4]
Gross operating expenses	1.51	1.50	1.50	1.48	1.59
Net investment income (loss)	(0.70)	(0.72)	(0.64)	(0.38)	(0.60)
Portfolio turnover rate	95	78	129	134	83
Net assets, end of period ($ x 1,000,000)	62	68	64	64	99

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	11/1/06–
Select Shares	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	11.64	9.49	8.86	13.85	14.27

Income (loss) from investment operations:
Net investment income (loss)	(0.07)[1]	(0.06)[1]	(0.04)[1]	(0.04)[1]	(0.04)[1]
Net realized and unrealized gains (losses)	0.57	2.21	0.68	(4.62)	1.81

Total from investment operations	0.50	2.15	0.64	(4.66)	1.77
Less distributions:
Distributions from net investment income	—	—	(0.01)	—	—
Distributions from net realized gains	—	—	—	(0.33)	(2.19)

Total distributions	—	—	(0.01)	(0.33)	(2.19)

Net asset value at end of period	12.14	11.64	9.49	8.86	13.85

Total return (%)	4.30	22.66	7.29	(34.28)	14.04

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.31	1.32 [5]	1.33 [3]	1.37	1.36 [6]
Gross operating expenses	1.45	1.45	1.45	1.44	1.66
Net investment income (loss)	(0.54)	(0.58)	(0.48)	(0.31)	(0.29)
Portfolio turnover rate	95	78	129	134	83
Net assets, end of period ($ x 1,000,000)	219	337	292	260	437

1 Calculated based on the average shares outstanding during the period.
2 Per share amount was less than $0.01.
3 Effective February 28, 2009, the operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
4 The ratio of net operating expenses would have been 1.55% if custody credits had not been incurred.
5 The ratio of net operating expenses would have been 1.31% if certain non-routine expense had not been incurred.
6 The ratio of net operating expenses would have been 1.37% if custody credits had not been incurred.

See financial notes 11

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudusfunds.com.

			Cost	Value
Holdings by Category			($)	($)

93.5%		Common Stock	235,112,156	263,039,303
0.5%		Foreign Common Stock	1,118,911	1,467,033
5.8%		Other Investment Company	16,453,477	16,453,477
0.5%		Short-Term Investment	1,295,000	1,295,000

100.3%		Total Investments	253,979,544	282,254,813
(0	.3)%	Other Assets and Liabilities, Net		(811,712)

100.0%		Net Assets		281,443,101

	Number	Value
Security	of Shares	($)

Common Stock 93.5% of net assets

Automobiles & Components 0.4%
Dana Holding Corp. *	86,800	1,227,352

Banks 7.8%
Bank of the Ozarks, Inc.	98,373	2,446,536
Comerica, Inc.	21,900	559,545
East West Bancorp, Inc.	121,520	2,365,994
First Horizon National Corp.	57,539	402,198
Fulton Financial Corp.	97,700	922,288
Glacier Bancorp, Inc.	90,139	1,023,078
IBERIABANK Corp.	69,165	3,577,214
KeyCorp	73,500	518,910
MB Financial, Inc.	56,500	936,205
Pinnacle Financial Partners, Inc. *	128,800	1,933,288
Renasant Corp.	34,000	490,280
Susquehanna Bancshares, Inc.	129,900	943,074
Synovus Financial Corp.	408,540	612,810
TCF Financial Corp.	66,600	708,624
Texas Capital Bancshares, Inc. *	35,600	996,800
UMB Financial Corp.	61,410	2,264,187
Umpqua Holdings Corp.	111,500	1,276,675

		21,977,706

Capital Goods 10.3%
Actuant Corp., Class A	53,300	1,199,250
Aerovironment, Inc. *	59,970	1,980,809
Ceradyne, Inc. *	40,000	1,338,400
Chicago Bridge & Iron Co., N.V., NY Shares	63,827	2,334,792
Colfax Corp. *	111,771	2,823,335
Dover Corp.	17,500	971,775
ESCO Technologies, Inc.	35,033	1,070,959
Fortune Brands Home & Security, Inc. *	7,200	104,616
Franklin Electric Co., Inc.	50,048	2,298,204
Gardner Denver, Inc.	3,200	247,456
HEICO Corp.	26,956	1,537,031
Jacobs Engineering Group, Inc. *	25,507	989,672
Joy Global, Inc.	6,700	584,240
Kennametal, Inc.	36,300	1,411,707
Layne Christensen Co. *	10,125	255,049
MasTec, Inc. *	23,700	512,394
MSC Industrial Direct Co., Class A	10,500	714,105
Regal-Beloit Corp.	11,100	589,743
Rockwell Collins, Inc.	7,000	390,810
SPX Corp.	15,860	866,115
Terex Corp. *	157,700	2,624,128
Textron, Inc.	57,900	1,124,418
Triumph Group, Inc.	16,700	970,270
Wabtec Corp.	31,475	2,114,490

		29,053,768

Commercial & Professional Supplies 2.6%
Clean Harbors, Inc. *	9,700	565,219
CoStar Group, Inc. *	9,300	572,229
Insperity, Inc.	65,100	1,678,278
The Advisory Board Co. *	35,223	2,157,409
The Corporate Executive Board Co.	66,307	2,426,173

		7,399,308

Consumer Durables & Apparel 2.5%
Brunswick Corp.	25,500	450,330
Deckers Outdoor Corp. *	4,600	530,104
Harman International Industries, Inc.	52,734	2,275,999
Jarden Corp.	46,000	1,473,380
Lennar Corp., Class A	73,700	1,218,998
Toll Brothers, Inc. *	64,500	1,124,880

		7,073,691

Consumer Services 6.0%
BJ’s Restaurants, Inc. *	45,765	2,422,341
Buffalo Wild Wings, Inc. *	8,200	543,004
Coinstar, Inc. *	36,181	1,727,281
Grand Canyon Education, Inc. *	121,058	1,974,456
International Speedway Corp., Class A	40,012	954,686
Jack in the Box, Inc. *	48,000	987,840
Krispy Kreme Doughnuts, Inc. *	92,000	649,520
Marriott International, Inc., Class A	20,943	659,705
Orient-Express Hotels Ltd., Class A *	152,900	1,304,237
P.F. Chang’s China Bistro, Inc.	22,100	687,310
Peet’s Coffee & Tea, Inc. *	9,200	586,224
Pinnacle Entertainment, Inc. *	44,900	508,268
Red Robin Gourmet Burgers, Inc. *	55,525	1,392,012
Steiner Leisure Ltd. *	13,400	645,612
Texas Roadhouse, Inc.	119,265	1,709,067

		16,751,563

12 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Diversified Financials 2.3%
DFC Global Corp. *	27,700	607,184
First Cash Financial Services, Inc. *	15,800	655,700
GAMCO Investors, Inc., Class A	19,718	928,718
Invesco Ltd.	33,305	668,431
Knight Capital Group, Inc., Class A *	88,360	1,103,617
Stifel Financial Corp. *	81,145	2,586,091

		6,549,741

Energy 9.6%
Arch Coal, Inc.	23,300	424,526
Atwood Oceanics, Inc. *	50,480	2,157,515
Bill Barrett Corp. *	43,437	1,806,979
Carrizo Oil & Gas, Inc. *	22,300	606,560
Comstock Resources, Inc. *	114,306	2,084,941
Contango Oil & Gas Co. *	29,396	1,891,339
Denbury Resources, Inc. *	60,400	948,280
Ensco PLC ADR	14,000	695,240
Gastar Exploration Ltd. *	509,100	1,883,670
Global Geophysical Services, Inc. *	55,013	524,824
Hornbeck Offshore Services, Inc. *	18,800	617,392
ION Geophysical Corp. *	79,500	605,790
Murphy Oil Corp.	13,850	766,875
Nabors Industries Ltd. *	46,100	845,013
Northern Oil & Gas, Inc. *	33,600	812,112
Oasis Petroleum, Inc. *	19,800	580,932
Overseas Shipholding Group, Inc.	36,016	449,480
Precision Drilling Corp. *	200,995	2,325,512
Rosetta Resources, Inc. *	19,800	877,932
Tesoro Corp. *	26,900	697,786
TETRA Technologies, Inc. *	102,000	969,000
Unit Corp. *	23,500	1,152,910
VAALCO Energy, Inc. *	265,500	1,808,055
Weatherford International Ltd. *	55,600	861,800
World Fuel Services Corp.	18,100	721,285

		27,115,748

Food & Staples Retailing 1.4%
PriceSmart, Inc.	18,900	1,437,156
United Natural Foods, Inc. *	46,918	1,712,976
Winn-Dixie Stores, Inc. *	126,300	800,742

		3,950,874

Food, Beverage & Tobacco 1.5%
Beam, Inc.	10,200	504,186
Diamond Foods, Inc.	9,200	604,900
Molson Coors Brewing Co., Class B	12,000	508,080
TreeHouse Foods, Inc. *	39,770	2,439,492

		4,056,658

Health Care Equipment & Services 7.3%
Accretive Health, Inc. *	23,800	566,678
Air Methods Corp. *	11,800	953,676
Allscripts Healthcare Solutions, Inc. *	22,300	427,045
AMERIGROUP Corp. *	31,011	1,725,142
Analogic Corp.	42,729	2,310,784
athenahealth, Inc. *	38,549	2,039,628
Coventry Health Care, Inc. *	35,400	1,126,074
Health Management Associates, Inc., Class A *	153,745	1,346,806
HMS Holdings Corp. *	20,900	510,796
Hologic, Inc. *	47,400	764,088
MAKO Surgical Corp. *	15,400	592,130
Masimo Corp.	8,200	169,576
Neogen Corp. *	14,900	575,885
Omnicell, Inc. *	32,000	478,400
Quality Systems, Inc.	43,898	1,708,071
Sirona Dental Systems, Inc. *	15,300	732,870
SXC Health Solutions Corp. *	13,400	627,388
Teleflex, Inc.	37,050	2,217,813
Tenet Healthcare Corp. *	101,000	477,730
Tornier N.V. *	23,600	548,464
U.S. Physical Therapy, Inc.	29,800	581,696

		20,480,740

Household & Personal Products 0.8%
Elizabeth Arden, Inc. *	21,400	733,592
Energizer Holdings, Inc. *	19,970	1,473,586

		2,207,178

Insurance 0.8%
Arch Capital Group Ltd. *	37,862	1,361,896
PartnerRe Ltd.	5,700	354,654
Reinsurance Group of America, Inc.	9,600	501,408

		2,217,958

Materials 5.1%
Albemarle Corp.	9,900	527,571
Calgon Carbon Corp. *	57,000	909,150
Carpenter Technology Corp.	13,100	743,032
Celanese Corp., Series A	18,670	813,078
Cliffs Natural Resources, Inc.	10,800	736,776
Commercial Metals Co.	91,600	1,138,588
Cytec Industries, Inc.	29,850	1,333,399
Horsehead Holding Corp. *	192,800	1,673,504
International Flavors & Fragrances, Inc.	20,600	1,247,536
Materion Corp. *	39,800	1,052,312
Minerals Technologies, Inc.	23,500	1,288,740
Royal Gold, Inc.	14,515	1,038,984
Silgan Holdings, Inc.	16,700	626,918
Westlake Chemical Corp.	24,694	1,017,640
Worthington Industries, Inc.	16,700	288,576

		14,435,804

Media 1.5%
Morningstar, Inc.	42,076	2,481,222
The E.W. Scripps Co., Class A *	212,294	1,770,532

		4,251,754

Pharmaceuticals, Biotechnology & Life Sciences 4.3%
Akorn, Inc. *	83,600	751,564
Cepheid, Inc. *	14,300	513,084
Covance, Inc. *	27,100	1,374,783
Cubist Pharmaceuticals, Inc. *	20,000	756,200
eResearch Technology, Inc. *	285,650	1,459,671

See financial notes 13

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Isis Pharmaceuticals, Inc. *	82,500	683,925
Jazz Pharmaceuticals, Inc. *	14,600	568,816
Medicis Pharmaceutical Corp., Class A	19,100	731,339
Mylan, Inc. *	35,600	696,692
PAREXEL International Corp. *	67,100	1,478,213
Pharmaceutical Product Development, Inc.	43,200	1,425,168
Salix Pharmaceuticals Ltd. *	16,500	565,208
United Therapeutics Corp. *	22,910	1,001,854

		12,006,517

Real Estate 3.9%
Boston Properties, Inc.	2,600	257,374
Colonial Properties Trust	123,068	2,495,819
Digital Realty Trust, Inc.	8,960	558,477
Health Care REIT, Inc.	10,009	527,374
Home Properties, Inc.	15,100	889,390
Jones Lang LaSalle, Inc.	13,500	872,370
Kilroy Realty Corp.	12,960	475,502
Kimco Realty Corp.	47,800	835,066
LaSalle Hotel Properties	101,672	2,430,978
Liberty Property Trust	29,005	928,160
Regency Centers Corp.	13,060	534,938

		10,805,448

Retailing 3.6%
Aaron’s, Inc.	86,019	2,301,868
American Eagle Outfitters, Inc.	94,965	1,246,891
DSW, Inc., Class A	14,300	748,462
Expedia, Inc.	28,300	743,158
Foot Locker, Inc.	34,100	745,426
GameStop Corp., Class A *	17,100	437,247
Hibbett Sports, Inc. *	13,600	560,184
Sally Beauty Holdings, Inc. *	26,800	514,292
Shutterfly, Inc. *	11,000	458,370
The Gap, Inc.	25,300	478,170
Tractor Supply Co.	9,700	688,118
Ulta Salon, Cosmetics & Fragrance, Inc. *	8,700	585,423
Vitamin Shoppe, Inc. *	16,500	622,215

		10,129,824

Semiconductors & Semiconductor Equipment 2.3%
Cavium, Inc. *	18,800	614,572
Cymer, Inc. *	13,200	573,540
EZchip Semiconductor Ltd. *	15,300	557,379
IXYS Corp. *	50,500	690,335
Maxim Integrated Products, Inc.	39,075	1,022,202
Mellanox Technologies Ltd. *	16,300	527,468
Rudolph Technologies, Inc. *	100,100	737,737
Ultratech, Inc. *	78,300	1,706,940

		6,430,173

Software & Services 9.2%
Ariba, Inc. *	20,400	646,272
BroadSoft, Inc. *	15,700	565,200
CIBER, Inc. *	64,500	224,460
CommVault Systems, Inc. *	50,137	2,134,833
Concur Technologies, Inc. *	14,500	674,540
DemandTec, Inc. *	92,020	695,671
Digital River, Inc. *	46,500	852,345
Echo Global Logistics, Inc. *	37,600	580,544
Heartland Payment Systems, Inc.	24,800	539,648
Keynote Systems, Inc.	35,800	854,546
Lionbridge Technologies, Inc. *	374,935	1,016,074
LivePerson, Inc. *	51,800	652,162
Mitek Systems, Inc. *	42,100	425,631
Parametric Technology Corp. *	59,700	1,243,551
QLIK Technologies, Inc. *	22,200	634,254
Rackspace Hosting, Inc. *	16,700	691,213
RightNow Technologies, Inc. *	38,930	1,674,379
Rosetta Stone, Inc. *	52,142	517,770
SeaChange International, Inc. *	162,586	1,372,226
ServiceSource International, Inc. *	31,100	413,941
SuccessFactors, Inc. *	72,505	1,935,884
TeleCommunication Systems, Inc., Class A *	306,000	1,009,800
The Ultimate Software Group, Inc. *	27,400	1,648,932
TIBCO Software, Inc. *	24,400	704,916
Unisys Corp. *	5,700	148,143
VASCO Data Security International, Inc. *	199,290	1,646,135
VeriFone Systems, Inc. *	15,900	671,139
Websense, Inc. *	95,057	1,695,817

		25,870,026

Technology Hardware & Equipment 6.3%
Acme Packet, Inc. *	54,263	1,964,863
Aruba Networks, Inc. *	23,900	566,191
Aviat Networks, Inc. *	352,500	722,625
Avnet, Inc. *	38,400	1,163,904
Blue Coat Systems, Inc. *	1,874	30,171
Brocade Communications Systems, Inc. *	281,200	1,231,656
Ceragon Networks Ltd. *	145,206	1,465,129
Echelon Corp. *	178,200	1,204,632
Electro Scientific Industries, Inc. *	68,174	837,859
Ixia *	157,198	1,781,053
Meru Networks, Inc. *	74,080	402,254
NETGEAR, Inc. *	74,944	2,657,514
Power-One, Inc. *	156,850	776,408
Powerwave Technologies, Inc. *	122,200	441,142
Seagate Technology plc	107,500	1,736,125
The Western Digital Corp. *	31,800	847,152

		17,828,678

Telecommunication Services 1.5%
Cbeyond, Inc. *	124,340	1,024,562
Cogent Communications Group, Inc. *	119,400	1,916,370
Sprint Nextel Corp. *	61,900	159,083
Windstream Corp.	93,600	1,139,112

		4,239,127

Transportation 1.6%
Arkansas Best Corp.	48,800	1,005,280
Forward Air Corp.	67,475	2,209,806

14 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Hub Group, Inc., Class A *	16,500	515,790
Old Dominion Freight Line, Inc. *	23,900	874,023

		4,604,899

Utilities 0.9%
Hawaiian Electric Industries, Inc.	53,935	1,366,174
Portland General Electric Co.	41,100	1,008,594

		2,374,768

Total Common Stock
(Cost $235,112,156)		263,039,303

Foreign Common Stock 0.5% of net assets

United Kingdom 0.5%

Insurance 0.5%
Willis Group Holdings plc	40,403	1,467,033

Total Foreign Common Stock
(Cost $1,118,911)		1,467,033

Other Investment Company 5.8% of net assets

Money Market Fund 5.8%
State Street Institutional Liquid Reserves Fund - Institutional Class	16,453,477	16,453,477

Total Other Investment Company
(Cost $16,453,477)		16,453,477

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.5% of net assets

U.S. Treasury Obligation 0.5%
U.S. Treasury Bill
0.00%, 12/15/11 (a)(b)	1,295,000	1,295,000

Total Short-Term Investment
(Cost $1,295,000)		1,295,000

End of Investments.

At 10/31/11, the tax basis cost of the fund’s investments was $259,495,069 and the unrealized appreciation and depreciation were $40,807,633 and ($18,047,889), respectively, with a net appreciation of $22,759,744.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	The rate shown is the purchase yield.

ADR —	American Depositary Receipt
REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/11.

		Contract	Unrealized
	Number of	Value	Gains
	Contracts	($)	($)

Futures Contract
Russell 2000 Index, mini, Long, expires 12/16/11	170	12,568,100	817,872

See financial notes 15

 Laudus Small-Cap MarketMasters Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments, at value (cost $253,979,544)		$282,254,813
Receivables:
Investments sold		4,914,074
Fund shares sold		103,831
Dividends		29,258
Interest		1,377
Prepaid expenses	+	9,852

Total assets		287,313,205

Liabilities

Payables:
Investments bought		5,255,820
Investment adviser and administrator fees		46,141
Due to brokers for futures		343,400
Fund shares redeemed		164,101
Accrued expenses	+	60,642

Total liabilities		5,870,104

Net Assets

Total assets		287,313,205
Total liabilities	−	5,870,104

Net assets		$281,443,101

Net Assets by Source
Capital received from investors		322,029,952
Net realized capital losses		(69,679,992)
Net unrealized capital gains		29,093,141

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$62,355,775		5,200,649		$11.99
Select Shares	$219,087,326		18,048,187		$12.14

16 See financial notes

 Laudus Small-Cap MarketMasters Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends (net of foreign withholding taxes of $3,196)		$2,439,759
Interest	+	26,663

Total investment income		2,466,422

Expenses

Investment adviser and administrator fees		3,753,731
Shareholder service fees:
Investor Shares		173,123
Select Shares		461,246
Portfolio accounting fees		69,352
Shareholder reports		50,404
Transfer agent fees		44,448
Professional fees		43,630
Registration fees		34,492
Custodian fees		33,527
Trustees’ fees		8,363
Interest expense		181
Other expenses	+	10,774

Total expenses		4,683,271
Expense reduction by CSIM and its affiliates	−	375,005
Payment for state filing fees (see financial note 12)	−	216
Custody credits	−	19

Net expenses	−	4,308,031

Net investment loss		(1,841,609)

Realized and Unrealized Gains (Losses)

Net realized gains on investments		57,272,591
Net realized gains on futures contracts	+	203,317

Net realized gains		57,475,908
Net unrealized losses on investments		(36,422,892)
Net unrealized losses on futures contracts	+	(48,829)

Net unrealized losses	+	(36,471,721)

Net realized and unrealized gains		21,004,187

Increase in net assets resulting from operations		$19,162,578

See financial notes 17

 Laudus Small-Cap MarketMasters Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment loss		($1,841,609)	($2,384,880)
Net realized gains		57,475,908	39,071,941
Net unrealized gains (losses)	+	(36,471,721)	42,387,245

Increase in net assets from operations		$19,162,578	$79,074,306

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		126,703	$1,624,965	148,721	$1,584,530
Select Shares	+	2,023,632	24,972,114	4,204,773	44,602,776

Total shares sold		2,150,335	$26,597,079	4,353,494	$46,187,306

Shares Redeemed
Investor Shares		(827,089)	($10,514,720)	(1,098,259)	($11,641,939)
Select Shares	+	(12,892,563)	(158,472,758)	(6,096,263)	(65,834,703)

Total shares redeemed		(13,719,652)	($168,987,478)	(7,194,522)	($77,476,642)

Net transactions in fund shares		(11,569,317)	($142,390,399)	(2,841,028)	($31,289,336)

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		34,818,153	$404,670,922	37,659,181	$356,885,952
Total increase or decrease	+	(11,569,317)	(123,227,821)	(2,841,028)	47,784,970

End of period		23,248,836	$281,443,101	34,818,153	$404,670,922

Net investment income not yet distributed			$—		$5,385

18 See financial notes

Laudus International MarketMasters Fund™

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	11/1/06–
Investor Shares	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	18.36	15.04	11.78	25.96	20.73

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.09	0.14	0.20	0.14
Net realized and unrealized gains (losses)	(0.85)	3.41	3.63	(12.25)	6.84

Total from investment operations	(0.69)	3.50	3.77	(12.05)	6.98
Less distributions:
Distributions from net investment income	(0.22)	(0.18)	(0.51)	(0.10)	(0.16)
Distributions from net realized gains	—	—	—	(2.03)	(1.59)

Total distributions	(0.22)	(0.18)	(0.51)	(2.13)	(1.75)

Net asset value at end of period	17.45	18.36	15.04	11.78	25.96

Total return (%)	(3.87)	23.47	33.64	(49.97)	36.01

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.59	1.60	1.62	1.59	1.56 [1]
Gross operating expenses	1.60	1.62	1.63	1.59	1.59
Net investment income (loss)	0.80	0.53	0.95	0.95	0.62
Portfolio turnover rate	78	83	96	88	71
Net assets, end of period ($ x 1,000,000)	665	849	931	918	2,297

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	11/1/06–
Select Shares	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	18.38	15.05	11.80	26.00	20.77

Income (loss) from investment operations:
Net investment income (loss)	0.19	0.10	0.15	0.23	0.15
Net realized and unrealized gains (losses)	(0.86)	3.43	3.64	(12.27)	6.86

Total from investment operations	(0.67)	3.53	3.79	(12.04)	7.01
Less distributions:
Distributions from net investment income	(0.25)	(0.20)	(0.54)	(0.13)	(0.19)
Distributions from net realized gains	—	—	—	(2.03)	(1.59)

Total distributions	(0.25)	(0.20)	(0.54)	(2.16)	(1.78)

Net asset value at end of period	17.46	18.38	15.05	11.80	26.00

Total return (%)	(3.76)	23.68	33.82	(49.91)	36.16

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.45	1.48 [2]	1.47	1.48 [2]	1.44 [3]
Gross operating expenses	1.47	1.50	1.58	1.54	1.55
Net investment income (loss)	0.99	0.69	1.08	1.08	0.73
Portfolio turnover rate	78	83	96	88	71
Net assets, end of period ($ x 1,000,000)	961	948	630	540	1,255

1 The ratio of net operating expenses would have been 1.59% if custody credits had not been included.
2 The ratio of net operating expenses would have been 1.47% if certain non-routine expenses had not been incurred.
3 The ratio of net operating expenses would have been 1.47% if custody credits had not been included.

See financial notes 19

 Laudus International MarketMasters Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudusfunds.com.

		Cost	Value
Holdings by Category		($)	($)

95.8%	Common Stock	1,415,129,916	1,557,227,737
0.1%	Preferred Stock	998,553	1,267,690
3.2%	Other Investment Company	52,203,538	52,203,538
0.0%	Corporate Bond	117,495	67,455
0.0%	Rights	142,609	141,070
0.1%	Short-Term Investment	2,705,000	2,705,000

99.2%	Total Investments	1,471,297,111	1,613,612,490
0.8%	Other Assets and Liabilities, Net		12,223,173

100.0%	Net Assets		1,625,835,663

	Number	Value
Security	of Shares	($)

Common Stock 95.8% of net assets

Australia 4.9%

Capital Goods 0.4%
Boart Longyear Group	282,900	943,969
Monadelphous Group Ltd.	289,694	5,509,757

		6,453,726

Commercial & Professional Supplies 1.0%
Campbell Brothers Ltd.	149,561	7,199,867
SAI Global Ltd.	353,815	1,762,503
Transfield Services Ltd.	3,382,126	8,071,706

		17,034,076

Energy 0.1%
Bandanna Energy Ltd. *	1,079,826	921,626

Food, Beverage & Tobacco 0.0%
Coca-Cola Amatil Ltd.	7,900	101,980
Treasury Wine Estates	134,333	524,500

		626,480

Materials 2.0%
Amcor Ltd.	1,014,500	7,422,315
Atlas Iron Ltd.	557,505	1,808,199
BHP Billiton Ltd. ADR	170,475	13,310,688
Iluka Resources Ltd.	176,915	2,941,158
Medusa Mining Ltd.	315,040	2,214,602
Orica Ltd.	157,300	4,260,559
PanAust Ltd. *	206,820	698,867

		32,656,388

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Mesoblast Ltd. *	314,821	2,676,606

Real Estate 0.8%
Commonwealth Property Office Fund	13,182,186	12,858,945

Retailing 0.4%
David Jones Ltd.	1,798,275	6,348,200

		79,576,047

Austria 0.2%

Energy 0.2%
Schoeller-Bleckmann Oilfield Equipment AG	33,902	2,678,650

Belgium 0.0%

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
UCB S.A.	14,800	650,232

Brazil 1.8%

Capital Goods 0.2%
Iochpe-Maxion S.A.	37,300	525,765
Mills Estruturas e Servicos de Engenharia S.A.	302,200	3,018,744

		3,544,509

Diversified Financials 0.2%
CETIP SA - Balcao Organizado de Ativos e Derivativos	214,174	2,956,533

Energy 0.4%
OGX Petroleo e Gas Participacoes S.A. *	228,400	1,889,088
Petroleo Brasileiro S.A. - Petrobras	338,400	4,549,187

		6,438,275

Health Care Equipment & Services 0.1%
OdontoPrev S.A.	53,800	846,711

Insurance 0.0%
Sul America S.A.	57,900	465,061

Materials 0.5%
Vale S.A. ADR	343,500	8,728,335

Media 0.0%
T4F Entretenimento S.A. *	35,700	249,527

Real Estate 0.1%
BR Malls Participacoes S.A.	96,100	1,038,329
BR Properties S.A.	62,400	628,779

		1,667,108

Retailing 0.1%
Cia. Hering	82,700	1,847,305

Transportation 0.1%
CCR S.A.	47,000	1,293,503

Utilities 0.1%
Tractebel Energia S.A.	50,500	808,894

		28,845,761

Canada 7.9%

Banks 0.3%
Canadian Western Bank	137,499	3,931,499

20 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Home Capital Group, Inc.	6,868	310,619

		4,242,118

Capital Goods 0.1%
Finning International, Inc.	66,550	1,555,671

Consumer Services 0.1%
Tim Hortons, Inc.	39,740	1,956,001

Diversified Financials 0.1%
CI Financial Corp.	62,837	1,260,838

Energy 2.1%
Canadian Natural Resources Ltd.	116,550	4,120,043
Celtic Exploration Ltd. *	12,196	302,101
Crescent Point Energy Corp.	30,546	1,304,583
Legacy Oil + Gas, Inc. *	355,474	3,216,830
Pason Systems, Inc.	595,500	8,077,412
Penn West Petroleum Ltd.	49,900	894,208
Petrominerales Ltd.	128,357	3,386,796
Peyto Exploration & Development Corp.	41,773	911,525
Precision Drilling Corp. *	95,700	1,109,899
Suncor Energy, Inc.	181,975	5,806,822
Trican Well Service Ltd.	283,581	5,015,835

		34,146,054

Food & Staples Retailing 0.1%
Alimentation Couche-Tard, Inc., Class B	67,161	2,021,400

Food, Beverage & Tobacco 0.1%
Saputo, Inc.	42,949	1,774,407

Health Care Equipment & Services 0.2%
SXC Health Solutions Corp. *	67,128	3,116,813

Insurance 0.1%
Intact Financial Corp.	15,312	854,430
Intact Financial Corp. (Subscription Receipt)	6,173	344,462
Manulife Financial Corp.	52,625	695,176

		1,894,068

Materials 2.1%
Agrium, Inc.	21,800	1,793,922
AuRico Gold, Inc. *	281,345	2,723,832
Copper Mountain Mining Corp. *	166,543	888,897
Detour Gold Corp.	63,792	2,112,000
First Quantum Minerals Ltd.	81,400	1,707,624
Franco-Nevada Corp.	11,900	471,463
IAMGOLD Corp.	18,500	397,748
Major Drilling Group International, Inc.	458,679	6,134,127
New Gold, Inc. *	250,024	3,097,864
Potash Corp. of Saskatchewan, Inc.	312,675	14,798,908

		34,126,385

Media 0.2%
Thomson Reuters Corp.	119,000	3,520,752

Real Estate 0.8%
Brookfield Asset Management, Inc., Class A	160,661	4,659,169
Morguard REIT	223,790	3,403,718
Northern Property REIT	160,700	4,644,863

		12,707,750

Retailing 0.4%
Dollarama, Inc.	177,606	6,685,505

Software & Services 0.1%
CGI Group, Inc., Class A *	18,200	372,491
Open Text Corp. *	19,700	1,202,094

		1,574,585

Transportation 1.1%
Canadian National Railway Co.	129,925	10,188,719
Canadian Pacific Railway Ltd.	116,725	7,222,943

		17,411,662

		127,994,009

Chile 0.3%

Banks 0.1%
Banco Santander Chile ADR	13,935	1,138,211

Materials 0.1%
Sociedad Quimica y Minera de Chile S.A. ADR	22,525	1,317,713

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
CFR Pharmaceuticals S.A. *	2,118,794	501,643

Real Estate 0.1%
Parque Arauco S.A.	527,836	1,011,609

Software & Services 0.0%
Sonda S.A.	124,905	304,901

		4,274,077

China 1.4%

Automobiles & Components 0.0%
Great Wall Motor Co., Ltd., Class H	86,000	116,780

Capital Goods 0.0%
Haitian International Holdings Ltd.	240,000	213,239

Commercial & Professional Supplies 0.2%
51job, Inc. *	49,548	2,288,126

Consumer Services 0.0%
New Oriental Education & Technology Group, Inc. ADR *	16,700	494,988

Food & Staples Retailing 0.0%
Sun Art Retail Group Ltd. *	251,000	325,026

Food, Beverage & Tobacco 0.2%
China Minzhong Food Corp., Ltd. *	204,000	168,164
Shenguan Holdings Group Ltd.	3,738,000	2,008,260

		2,176,424

Insurance 0.1%
Ping An Insurance (Group) Co. of China Ltd., Class H	258,500	1,917,139

Materials 0.4%
AMVIG Holdings Ltd.	6,666,000	4,159,238

See financial notes 21

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
China Lumena New Materials Corp.	4,722,310	1,039,304
Dongyue Group	2,252,000	1,743,811

		6,942,353

Media 0.1%
Focus Media Holding Ltd. ADR *	71,643	1,947,257

Real Estate 0.1%
China Overseas Land & Investment Ltd.	892,000	1,650,547
Evergrande Real Estate Group Ltd.	675,000	291,916

		1,942,463

Retailing 0.1%
China ZhengTong Auto Services Holdings Ltd. *	1,553,000	1,681,607

Semiconductors & Semiconductor Equipment 0.1%
Spreadtrum Communications, Inc.	31,000	823,670

Software & Services 0.1%
21Vianet Group Inc. ADR *	63,380	562,181
Tencent Holdings Ltd.	66,600	1,540,296

		2,102,477

		22,971,549

Denmark 0.7%

Capital Goods 0.0%
FLSmidth & Co. A/S	3,100	196,333

Health Care Equipment & Services 0.1%
Coloplast A/S, Class B	11,684	1,699,106

Materials 0.6%
Christian Hansen Holding A/S	451,123	9,816,212

Software & Services 0.0%
SimCorp A/S	2,812	481,894

		12,193,545

Finland 0.5%

Automobiles & Components 0.2%
Nokian Renkaat Oyj	70,145	2,569,151

Capital Goods 0.2%
Outotec Oyj	87,174	4,046,730

Materials 0.1%
UPM-Kymmene Oyj	135,473	1,584,105

		8,199,986

France 6.5%

Banks 0.8%
BNP Paribas S.A.	305,917	13,660,682

Capital Goods 0.9%
Compagnie de Saint-Gobain	38,441	1,776,646
Mersen S.A.	131,094	5,117,655
Nexans S.A.	76,015	4,781,539
Safran S.A.	37,800	1,234,398
Zodiac Aerospace	11,500	901,699

		13,811,937

Commercial & Professional Supplies 0.1%
Edenred	47,400	1,337,013

Consumer Services 0.0%
Sodexo	3,700	267,157

Energy 0.1%
Technip S.A.	21,000	1,985,697

Food, Beverage & Tobacco 0.1%
DANONE S.A.	26,800	1,857,854

Health Care Equipment & Services 0.4%
Essilor International S.A.	43,266	3,127,016
Medica S.A.	164,058	3,267,530

		6,394,546

Insurance 0.3%
AXA S.A.	328,286	5,280,132

Materials 0.2%
Air Liquide S.A.	13,562	1,751,088
Arkema	8,380	569,497

		2,320,585

Media 1.0%
Eutelsat Communications	10,900	448,884
Ipsos	174,017	5,694,256
Publicis Groupe	168,000	8,104,491
Societe Television Francaise 1	157,900	2,120,108

		16,367,739

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Boiron S.A.	78,450	2,232,415
Eurofins Scientific	33,999	3,053,996

		5,286,411

Retailing 0.4%
PPR	38,900	6,036,323

Software & Services 0.1%
Alten	26,957	767,635

Technology Hardware & Equipment 1.4%
Gemalto N.V.	23,400	1,064,336
Ingenico S.A.	210,639	8,327,034
Neopost S.A.	181,764	13,824,500

		23,215,870

Utilities 0.4%
Rubis	76,595	4,352,794
Suez Environnement Co.	160,269	2,514,292

		6,867,086

		105,456,667

Germany 7.5%

Automobiles & Components 1.1%
Bayerische Motoren Werke AG	53,360	4,334,652
Daimler AG - Reg’d	176,400	8,959,191
ElringKlinger AG	183,467	5,062,498

		18,356,341

Capital Goods 1.5%
Bilfinger Berger SE	111,789	9,978,123
GEA Group AG	27,400	751,332

22 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Gildemeister AG *	139,553	2,026,561
KUKA AG *	74,820	1,423,605
MTU Aero Engines Holding AG	102,753	6,880,843
Rational AG	14,019	3,227,604

		24,288,068

Consumer Durables & Apparel 0.3%
Gerry Weber International AG	137,319	4,263,088

Insurance 0.6%
Allianz SE - Reg’d	79,600	8,856,462

Materials 1.3%
BASF SE	27,662	2,019,209
BASF SE ADR	76,750	5,629,613
Lanxess AG	32,112	1,875,531
Symrise AG	461,183	11,937,700

		21,462,053

Media 0.3%
GfK SE	101,386	4,688,222
Kabel Deutschland Holding AG *	14,500	822,429

		5,510,651

Pharmaceuticals, Biotechnology & Life Sciences 0.5%
Bayer AG - Reg’d	72,599	4,625,425
QIAGEN N.V. *	271,115	3,770,874

		8,396,299

Retailing 0.5%
Delticom AG	14,969	1,667,905
Fielmann AG	59,597	6,261,877

		7,929,782

Semiconductors & Semiconductor Equipment 0.2%
Aixtron SE	40,740	576,835
Infineon Technologies AG	264,494	2,381,294

		2,958,129

Software & Services 0.9%
SAP AG	217,204	13,133,874
XING AG *	24,809	2,075,819

		15,209,693

Technology Hardware & Equipment 0.2%
Wincor Nixdorf AG	65,021	3,641,049

Transportation 0.1%
Fraport AG	13,600	856,281

		121,727,896

Hong Kong 1.9%

Automobiles & Components 0.1%
Brilliance China Automotive Holdings Ltd. *	964,000	1,033,467

Consumer Durables & Apparel 0.0%
Arts Optical International Holdings Ltd.	1,698,000	548,602

Diversified Financials 0.0%
Value Partners Group Ltd.	828,000	476,453

Food, Beverage & Tobacco 0.2%
Biostime International Holdings Ltd.	1,729,500	3,084,185

Insurance 0.2%
AIA Group Ltd.	760,400	2,325,104

Materials 0.1%
China Resources Cement Holdings Ltd.	210,000	166,637
China Shanshui Cement Group	2,057,000	1,575,613
Yingde Gases	309,000	329,529

		2,071,779

Real Estate 0.1%
China Overseas Grand Oceans Group Ltd.	2,181,500	1,663,994

Retailing 0.3%
Giordano International Ltd.	3,384,000	2,552,497
Golden Eagle Retail Group Ltd.	316,000	794,166
Luk Fook Holdings International Ltd.	411,000	1,762,121
Sa Sa International Holdings Ltd.	546,000	324,594

		5,433,378

Semiconductors & Semiconductor Equipment 0.2%
ASM Pacific Technology Ltd.	312,500	3,431,525

Technology Hardware & Equipment 0.2%
AAC Technologies Holdings, Inc.	1,156,000	2,646,097
China High Precision Automation Group Ltd. (a)	234,000	82,530
Lenovo Group Ltd.	1,626,000	1,093,166

		3,821,793

Telecommunication Services 0.1%
Hutchison Telecommunications Hong Kong Holdings Ltd.	1,932,000	686,889
SmarTone Telecommunications Holdings Ltd.	404,000	746,176

		1,433,065

Transportation 0.4%
Pacific Basin Shipping Ltd.	12,527,000	5,711,940

		31,035,285

India 1.1%

Banks 0.3%
Axis Bank Ltd.	38,377	904,909
HDFC Bank Ltd.	126,340	1,259,593
Indian Bank	540,251	2,394,805

		4,559,307

Consumer Durables & Apparel 0.3%
Titan Industries Ltd.	130,604	579,687
TTK Prestige Ltd.	38,271	2,055,170
V.I.P. Industries Ltd.	413,715	1,471,515

		4,106,372

Consumer Services 0.1%
Jubilant Foodworks Ltd. *	93,058	1,538,392

Diversified Financials 0.0%
Shriram Transport Finance Co., Ltd.	58,695	733,084

Energy 0.1%
Petronet LNG Ltd.	566,754	1,878,854

See financial notes 23

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Household & Personal Products 0.0%
Dabur India Ltd.	157,100	325,857

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Lupin Ltd.	74,367	715,324
Sun Pharmaceutical Industries Ltd.	101,029	1,042,512

		1,757,836

Software & Services 0.2%
Tata Consultancy Services Ltd.	135,770	3,090,836

		17,990,538

Indonesia 0.4%

Banks 0.1%
PT Bank Danamon Indonesia Tbk	651,613	363,117
PT Bank Rakyat Indonesia (Persero) Tbk	2,735,500	2,056,685

		2,419,802

Capital Goods 0.1%
PT United Tractors Tbk	550,893	1,515,261

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
PT Kalbe Farma Tbk	2,072,500	806,722

Retailing 0.1%
Mitra Adiperkasa Tbk PT	2,677,500	1,474,669

		6,216,454

Ireland 1.7%

Banks 0.3%
The Governor & Company of the Bank of Ireland *	40,143,680	5,701,936

Capital Goods 0.5%
Cooper Industries plc	117,800	6,179,788
Ingersoll-Rand plc	43,200	1,344,816

		7,524,604

Commercial & Professional Supplies 0.1%
Experian plc	179,473	2,331,489

Consumer Services 0.1%
Paddy Power plc	15,429	848,688

Food, Beverage & Tobacco 0.3%
Glanbia plc	673,843	4,355,994

Materials 0.2%
Kenmare Resources plc *	5,373,919	3,492,219

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Elan Corp. plc *	88,000	1,055,120
Shire plc	57,991	1,820,081

		2,875,201

		27,130,131

Israel 0.4%

Semiconductors & Semiconductor Equipment 0.3%
Mellanox Technologies Ltd. *	134,781	4,361,513

Software & Services 0.1%
Check Point Software Technologies Ltd. *	27,085	1,560,909

Technology Hardware & Equipment 0.0%
Orbotech Ltd. *	25,000	266,250

		6,188,672

Italy 1.7%

Automobiles & Components 0.5%
Pirelli & C. S.p.A.	965,629	8,522,072

Banks 0.6%
Intesa Sanpaolo	5,687,670	10,038,749

Consumer Durables & Apparel 0.2%
Salvatore Ferragamo Italia S.p.A. *	208,252	3,374,334

Consumer Services 0.1%
Lottomatica S.p.A. *	53,082	1,013,332

Diversified Financials 0.2%
Banca Generali S.p.A.	325,012	3,249,419

Food, Beverage & Tobacco 0.1%
Davide Campari - Milano S.p.A.	164,354	1,269,712

Transportation 0.0%
Ansaldo STS S.p.A.	3,253	34,415

		27,502,033

Japan 12.7%

Automobiles & Components 2.1%
Daihatsu Motor Co., Ltd.	21,000	369,547
EXEDY Corp.	32,900	953,132
F.C.C. Co., Ltd.	391,411	8,269,794
Honda Motor Co., Ltd.	209,500	6,264,833
Nifco, Inc.	373,200	9,733,543
Toyota Motor Corp.	271,400	9,010,688

		34,601,537

Banks 0.6%
Sumitomo Mitsui Financial Group, Inc.	338,400	9,458,789

Capital Goods 1.2%
Chiyoda Corp.	91,000	1,047,929
Fanuc Ltd.	18,700	3,023,606
JGC Corp.	29,000	816,991
Makino Milling Machine Co., Ltd.	511,000	3,391,898
Misumi Group, Inc.	26,000	540,990
Miura Co., Ltd.	110,000	2,951,219
NGK Insulators Ltd.	19,000	219,031
Okuma Corp.	16,000	117,768
SMC Corp.	9,500	1,477,647
Tsubakimoto Chain Co.	598,000	3,069,055
Ushio, Inc.	266,400	3,938,680

		20,594,814

Commercial & Professional Supplies 0.5%
Meitec Corp.	120,000	2,234,591
Park24 Co., Ltd.	49,400	567,990
Secom Co., Ltd.	107,500	5,084,011

		7,886,592

Consumer Durables & Apparel 0.3%
Asics Corp.	57,100	756,984
Sharp Corp.	23,000	212,015

24 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Tamron Co., Ltd.	155,000	4,173,034

		5,142,033

Consumer Services 0.1%
Round One Corp.	191,400	1,397,448

Diversified Financials 0.8%
Credit Saison Co., Ltd.	23,300	454,673
Daiwa Securities Group, Inc.	2,726,000	9,538,191
ORIX Corp.	30,730	2,681,969

		12,674,833

Food & Staples Retailing 0.1%
FamilyMart Co., Ltd.	18,800	739,072
Lawson, Inc.	8,800	495,173

		1,234,245

Food, Beverage & Tobacco 0.2%
Ariake Japan Co., Ltd.	171,000	2,964,486

Health Care Equipment & Services 1.5%
Hogy Medical Co., Ltd.	156,500	6,630,778
M3, Inc.	637	2,880,784
Miraca Holdings, Inc.	154,500	5,892,288
Nihon Kohden Corp.	134,800	3,147,044
Olympus Corp.	227,000	3,459,243
Ship Healthcare Holdings, Inc.	86,300	2,098,066
Sysmex Corp.	13,300	437,172

		24,545,375

Household & Personal Products 0.1%
Dr. Ci:Labo Co., Ltd.	494	2,657,901

Materials 0.2%
Taiyo Holdings Co., Ltd.	108,300	2,831,440
Zeon Corp.	82,000	755,249

		3,586,689

Media 0.5%
CyberAgent, Inc.	2,149	7,242,803
Nippon Television Network Corp.	2,900	410,457

		7,653,260

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Kaken Pharmaceutical Co., Ltd.	39,000	489,516
Sawai Pharmaceutical Co., Ltd.	7,100	664,143

		1,153,659

Real Estate 0.1%
Daito Trust Construction Co., Ltd.	19,200	1,701,130

Retailing 0.9%
Fast Retailing Co., Ltd.	17,600	3,161,581
K’s Holdings Corp.	33,000	1,385,782
Nitori Holdings Co., Ltd.	25,560	2,444,458
Sanrio Co., Ltd.	102,900	5,084,622
Start Today Co., Ltd.	113,500	2,401,004
United Arrows Ltd.	15,600	303,437

		14,780,884

Semiconductors & Semiconductor Equipment 0.5%
Rohm Co., Ltd.	167,200	8,519,081

Software & Services 0.7%
Capcom Co., Ltd.	54,100	1,415,271
Gree, Inc.	48,700	1,571,508
Kakaku.com, Inc.	116,200	4,600,937
Net One Systems Co., Ltd.	1,258	3,272,057

		10,859,773

Technology Hardware & Equipment 1.9%
Anritsu Corp.	457,000	5,167,087
Canon, Inc.	189,400	8,598,344
Horiba Ltd.	228,600	7,251,602
Keyence Corp.	8,500	2,160,791
Murata Manufacturing Co., Ltd.	21,200	1,184,190
OMRON Corp.	280,600	6,047,317

		30,409,331

Telecommunication Services 0.3%
SOFTBANK Corp.	152,500	4,949,484

		206,771,344

Luxembourg 0.5%

Energy 0.4%
Subsea 7 S.A. *	65,300	1,408,080
Tenaris S.A. ADR	176,900	5,627,189

		7,035,269

Retailing 0.0%
L’Occitane International S.A.	42,500	93,704

Telecommunication Services 0.1%
Millicom International Cellular S.A.	15,715	1,733,150

		8,862,123

Malaysia 0.0%

Food, Beverage & Tobacco 0.0%
Kuala Lumpur Kepong Berhad	15,900	108,490

Mexico 0.5%

Diversified Financials 0.1%
Compartamos S.A.B. de C.V.	464,667	718,252

Media 0.1%
Grupo Televisa S.A. ADR	91,300	1,947,429

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Genomma Lab Internacional S.A., Class B *	2,592,902	5,350,402

		8,016,083

Netherlands 4.8%

Capital Goods 1.5%
Aalberts Industries N.V.	113,535	1,996,777
Koninklijke Boskalis Westminster N.V.	424,513	14,837,866
Koninklijke Philips Electronics N.V.	393,600	8,193,456

		25,028,099

Energy 1.6%
Core Laboratories N.V.	46,100	4,990,786
Royal Dutch Shell plc, B Shares	180,496	6,475,863
SBM Offshore N.V.	170,472	3,745,676

See financial notes 25

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Schlumberger Ltd.	138,325	10,162,738

		25,375,063

Food & Staples Retailing 0.3%
Koninklijke Ahold N.V.	369,300	4,718,312

Food, Beverage & Tobacco 0.7%
Heineken Holding N.V.	91,700	3,922,858
Unilever N.V. CVA	156,899	5,416,727
Unilever N.V., NY Shares	43,850	1,514,141

		10,853,726

Materials 0.5%
Akzo Nobel N.V.	159,600	8,392,092

Semiconductors & Semiconductor Equipment 0.2%
ASML Holding N.V.	59,502	2,496,048

Transportation 0.0%
Koninklijke Vopak N.V.	13,200	680,355

		77,543,695

New Zealand 0.8%

Consumer Services 0.3%
Sky City Entertainment Group Ltd.	1,422,325	4,046,674

Health Care Equipment & Services 0.3%
Fisher & Paykel Healthcare Corp., Ltd.	2,369,299	4,406,844

Transportation 0.2%
Auckland International Airport Ltd.	2,088,250	3,942,865

		12,396,383

Norway 0.9%

Commercial & Professional Supplies 0.3%
Tomra Systems A.S.A.	683,547	5,012,120

Energy 0.4%
Farstad Shipping A.S.A.	107,898	2,951,456
Statoil A.S.A.	87,400	2,217,692
TGS Nopec Geophysical Co., A.S.A.	67,699	1,533,565

		6,702,713

Materials 0.1%
Yara International A.S.A. ADR	14,200	670,382

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Algeta A.S.A. *	47,819	1,666,027

Software & Services 0.0%
Opera Software A.S.A.	61,303	275,870

Transportation 0.0%
Norwegian Air Shuttle A.S.A. *	28,700	375,560

		14,702,672

Panama 0.0%

Transportation 0.0%
Copa Holdings S.A., Class A	7,880	544,272

Papua New Guinea 0.1%

Energy 0.1%
Oil Search Ltd.	152,457	1,040,092

Peru 0.1%

Banks 0.1%
Credicorp Ltd.	17,103	1,860,464

Philippines 0.1%

Capital Goods 0.1%
Alliance Global Group, Inc.	3,331,000	815,540

Transportation 0.0%
International Container Terminal Services, Inc.	524,100	676,646

		1,492,186

Poland 0.0%

Food & Staples Retailing 0.0%
Eurocash S.A.	18,419	147,247

Republic of Korea 2.2%

Automobiles & Components 0.6%
Hyundai Mobis	7,323	2,095,779
Hyundai Motor Co.	12,336	2,484,328
Mando Corp.	28,800	4,932,899

		9,513,006

Capital Goods 0.1%
Samsung Engineering Co., Ltd.	7,594	1,551,070

Consumer Durables & Apparel 0.2%
Handsome Co., Ltd.	132,990	3,241,434

Food & Staples Retailing 0.0%
E-Mart Co., Ltd. *	1,600	417,975

Insurance 0.5%
Dongbu Insurance Co., Ltd.	21,300	896,716
Hyundai Marine & Fire Insurance Co., Ltd.	187,440	5,427,477
Samsung Fire & Marine Insurance Co., Ltd.	11,508	2,447,004

		8,771,197

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Celltrion, Inc.	42,221	1,413,428

Semiconductors & Semiconductor Equipment 0.5%
Samsung Electronics Co., Ltd.	10,025	8,630,127

Software & Services 0.1%
NCSoft Corp.	6,100	1,917,677

Transportation 0.1%
Hyundai Glovis Co., Ltd.	6,000	1,123,849

		36,579,763

Singapore 3.7%

Capital Goods 0.1%
Keppel Corp., Ltd.	247,500	1,852,814

26 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Energy 0.1%
Ezra Holdings Ltd.	2,713,000	2,086,221

Health Care Equipment & Services 0.2%
Biosensors International Group Ltd. *	3,334,000	3,716,616

Real Estate 1.4%
Ascendas REIT	4,307,000	7,007,243
CapitaMall Trust	8,301,200	12,333,732
CapitaMalls Asia Ltd.	1,081,000	1,164,787
Global Logistic Properties Ltd. *	1,090,000	1,517,639

		22,023,401

Telecommunication Services 0.4%
StarHub Ltd.	3,172,000	7,099,628

Transportation 1.2%
SATS Ltd.	4,027,000	7,846,219
SIA Engineering Co., Ltd.	2,926,000	8,553,028
SMRT Corp., Ltd.	1,885,553	2,761,059

		19,160,306

Utilities 0.3%
Hyflux Ltd.	3,642,000	4,135,983

		60,074,969

South Africa 0.2%

Capital Goods 0.0%
Wilson Bayly Holmes-Ovcon Ltd.	21,210	287,617

Food & Staples Retailing 0.1%
Shoprite Holdings Ltd.	89,224	1,306,219

Health Care Equipment & Services 0.0%
Life Healthcare Group Holdings Pte Ltd.	294,756	714,507

Retailing 0.1%
Clicks Group Ltd.	46,448	242,691
The Foschini Group Ltd.	82,504	1,035,466

		1,278,157

		3,586,500

Spain 1.1%

Banks 0.5%
Banco Santander S.A.	898,614	7,605,740

Commercial & Professional Supplies 0.3%
Prosegur, Compania de Seguridad S.A. - Reg’d	91,408	4,544,593

Food, Beverage & Tobacco 0.0%
Viscofan S.A.	20,201	775,649

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Grifols S.A. *	56,400	1,048,615

Retailing 0.2%
Industria de Diseno Textil S.A.	41,675	3,783,234

		17,757,831

Sweden 1.4%

Capital Goods 0.6%
Assa Abloy AB, B Shares	370,400	8,995,150
NIBE Industrier AB, B Shares	30,949	462,477

		9,457,627

Commercial & Professional Supplies 0.2%
AF AB, B Shares	218,592	3,682,431

Consumer Durables & Apparel 0.0%
JM AB	27,447	498,009

Diversified Financials 0.1%
Kinnevik Investment AB, B Shares	58,800	1,228,736

Energy 0.1%
Lundin Petroleum AB *	105,600	2,577,148

Food, Beverage & Tobacco 0.1%
Swedish Match AB	30,700	1,060,069

Health Care Equipment & Services 0.2%
Elekta AB, B Shares	36,384	1,452,963
Getinge AB, B Shares	80,307	2,083,250

		3,536,213

Retailing 0.1%
Mekonomen AB	32,022	1,168,315

		23,208,548

Switzerland 7.5%

Capital Goods 0.3%
ABB Ltd. - Reg’d *	134,650	2,534,841
Geberit AG - Reg’d *	10,700	2,191,332
Meyer Burger Technology AG *	12,911	309,043
Rieter Holding AG - Reg’d *	1,618	336,638

		5,371,854

Commercial & Professional Supplies 0.8%
Adecco S.A. - Reg’d *	224,700	10,791,717
SGS S.A. - Reg’d	898	1,540,454

		12,332,171

Consumer Durables & Apparel 0.3%
Compagnie Financiere Richemont S.A., Series A	86,900	4,950,223

Consumer Services 0.0%
Orascom Development Holding AG *	14,366	317,774

Diversified Financials 0.9%
Credit Suisse Group AG - Reg’d *	423,500	12,214,178
Julius Baer Group Ltd. *	37,880	1,423,333
Partners Group Holding AG	8,154	1,525,322

		15,162,833

Energy 1.4%
Noble Corp. *	270,400	9,718,176
Transocean Ltd.	114,121	6,522,015
Weatherford International Ltd. *	416,125	6,449,938

		22,690,129

Food, Beverage & Tobacco 1.5%
Aryzta AG	22,000	1,060,800

See financial notes 27

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Nestle S.A. - Reg’d	181,355	10,489,149
Nestle S.A. - Reg’d ADR	207,512	11,985,893

		23,535,842

Materials 1.2%
Givaudan S.A. - Reg’d *	8,240	7,494,429
Glencore International plc	623,747	4,366,521
Holcim Ltd. - Reg’d *	91,900	5,819,665
Sika AG - BR	604	1,183,729

		18,864,344

Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Novartis AG - Reg’d	95,404	5,374,610
Novartis AG ADR	59,775	3,375,494
Roche Holding AG	12,700	2,083,681

		10,833,785

Retailing 0.0%
Dufry Group - Reg’d *	5,794	620,235

Transportation 0.4%
Kuehne & Nagel International AG - Reg’d	56,100	6,950,293

		121,629,483

Taiwan 1.1%

Capital Goods 0.2%
Yungtay Engineering Co., Ltd.	1,590,000	2,570,290

Health Care Equipment & Services 0.1%
St. Shine Optical Co., Ltd.	177,000	2,223,529

Materials 0.1%
Taiwan Hon Chuan Enterprise Co., Ltd.	680,534	1,467,847

Software & Services 0.2%
PChome Online, Inc.	524,000	3,429,753

Technology Hardware & Equipment 0.5%
Catcher Technology Co., Ltd.	532,490	2,966,770
Compal Communications, Inc.	543,000	775,674
E Ink Holdings, Inc.	1,223,000	2,496,687
Largan Precision Co., Ltd.	34,000	760,113
TPK Holding Co., Ltd. *	36,750	615,398

		7,614,642

		17,306,061

Thailand 0.1%

Banks 0.1%
Kasikornbank Public Co., Ltd.	317,500	1,282,235

Health Care Equipment & Services 0.0%
Bangkok Dusit Medical Services PCL	240,300	527,488

		1,809,723

Turkey 0.3%

Automobiles & Components 0.0%
Tofas Turk Otomobil Fabrikasi A/S	87,036	334,511

Banks 0.1%
Turkiye Halk Bankasi A/S	199,159	1,223,900

Food & Staples Retailing 0.2%
BIM Birlesik Magazalar A/S	25,921	787,951
Bizim Toptan Satis Magazalari AS	183,706	2,353,049

		3,141,000

		4,699,411

United Kingdom 18.4%

Banks 0.1%
Barclays plc	565,707	1,753,659

Capital Goods 3.9%
Ashtead Group plc	1,897,143	4,720,859
BAE Systems plc	398,400	1,766,762
Bodycote plc	1,079,498	4,884,033
Cobham plc	1,539,624	4,442,996
Fenner plc	337,924	1,843,557
Interserve plc	565,576	2,997,377
Kentz Corp., Ltd.	198,964	1,551,312
Meggitt plc	191,970	1,184,762
Rolls-Royce Holdings plc *	251,024	2,825,642
Rolls-Royce Holdings plc, C Shares (a)(b)*	17,320,656	27,850
Rotork plc	529,455	14,280,653
Spirax-Sarco Engineering plc	228,428	7,017,118
The Weir Group plc	115,581	3,541,030
Ultra Electronics Holdings plc	323,123	8,244,158
Wolseley plc	165,100	4,760,835

		64,088,944

Commercial & Professional Supplies 1.7%
Aggreko plc	99,555	2,729,180
Babcock International Group plc	240,096	2,713,462
Capita Group plc	135,305	1,578,659
CPP Group plc	692,512	1,632,655
De La Rue plc	703,812	9,534,541
G4S plc	929,100	3,632,494
RPS Group plc	169,672	491,376
Serco Group plc	538,813	4,486,974

		26,799,341

Consumer Durables & Apparel 0.6%
Bellway plc	302,174	3,438,418
Burberry Group plc	135,905	2,917,553
Persimmon plc	161,600	1,288,703
The Berkeley Group Holdings plc *	74,483	1,493,593

		9,138,267

Consumer Services 0.2%
Greene King plc	344,905	2,486,984
Restaurant Group plc	72,302	347,913
Whitbread plc	33,700	895,456

		3,730,353

Diversified Financials 0.9%
Aberdeen Asset Management plc	1,674,031	5,154,534
Ashmore Group plc	314,754	1,743,458
Hargreaves Lansdown plc	54,886	441,055
IG Group Holdings plc	127,916	953,867
Jupiter Fund Management plc	134,864	507,244

28 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Schroders plc	221,100	5,060,578

		13,860,736

Energy 0.8%
AMEC plc	118,669	1,758,606
BG Group plc	208,149	4,513,505
Enquest plc *	29,654	51,269
John Wood Group plc	253,140	2,506,291
Petrofac Ltd.	140,915	3,236,936
Tullow Oil plc	70,284	1,579,135

		13,645,742

Food & Staples Retailing 0.0%
Tesco plc	35,300	227,594

Food, Beverage & Tobacco 1.4%
British American Tobacco plc ADR	76,850	7,089,412
Diageo plc	566,949	11,733,443
Diageo plc ADR	42,525	3,524,472

		22,347,327

Insurance 0.3%
Amlin plc	189,796	875,405
Hiscox Ltd.	95,007	580,641
Lancashire Holdings Ltd.	109,547	1,257,682
Prudential plc	155,527	1,606,455
St. James’s Place plc	86,176	487,370
Willis Group Holdings plc	22,300	809,713

		5,617,266

Materials 4.0%
AZ Electronic Materials S.A.	1,528,200	6,088,926
BHP Billiton plc	185,365	5,837,047
Croda International plc	658,635	18,516,413
Johnson Matthey plc	94,770	2,850,584
London Mining plc *	325,103	1,668,826
Randgold Resources Ltd. ADR	14,995	1,643,002
Rexam plc	2,259,112	12,522,245
Rio Tinto plc ADR	170,750	9,230,745
Victrex plc	294,066	5,981,496

		64,339,284

Media 0.5%
British Sky Broadcasting Group plc	18,304	206,386
Reed Elsevier plc	334,100	2,860,171
Rightmove plc	203,118	4,249,843

		7,316,400

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Abcam plc	195,322	1,161,487
GlaxoSmithKline plc	46,300	1,039,081

		2,200,568

Real Estate 0.1%
Shaftesbury plc	236,666	1,912,459

Retailing 0.7%
ASOS plc *	73,753	1,838,818
Carphone Warehouse Group plc	208,546	1,172,982
Dunelm Group plc	103,193	830,507
Next plc	55,695	2,282,726
Ocado Group plc *	333,824	500,262
Signet Jewelers Ltd. *	112,500	4,849,875
Sports Direct International plc *	6,864	25,284

		11,500,454

Semiconductors & Semiconductor Equipment 0.1%
ARM Holdings plc	131,671	1,235,454

Software & Services 0.3%
Moneysupermarket.com Group plc	174,849	300,082
Telecity Group plc *	497,649	4,767,768

		5,067,850

Technology Hardware & Equipment 2.1%
Diploma plc	749,601	3,866,654
Domino Printing Sciences plc	198,596	1,829,651
Halma plc	993,840	5,340,571
Imagination Technologies Group plc *	362,696	2,666,421
Laird plc	1,849,102	4,423,843
Spectris plc	637,761	13,030,355
TT Electronics plc	1,164,116	2,936,380

		34,093,875

Utilities 0.6%
Centrica plc	905,874	4,312,502
Drax Group plc	213,365	1,857,354
SSE plc	197,900	4,275,860

		10,445,716

		299,321,289

United States 0.4%

Energy 0.1%
Golar LNG Ltd.	53,871	2,178,005

Food, Beverage & Tobacco 0.1%
Bunge Ltd.	31,150	1,924,135

Household & Personal Products 0.1%
Herbalife Ltd.	16,800	1,047,648

Insurance 0.1%
PartnerRe Ltd.	27,375	1,703,273

Software & Services 0.0%
SINA Corp. *	3,500	284,515

		7,137,576

Total Common Stock
(Cost $1,415,129,916)		1,557,227,737

Preferred Stock 0.1% of net assets

Germany 0.1%
Hugo Boss AG	13,350	1,267,690

Total Preferred Stock
(Cost $998,553)		1,267,690

See financial notes 29

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Other Investment Company 3.2% of net assets

Money Market Fund 3.2%
State Street Institutional Liquid Reserves Fund - Institutional Class	52,203,538	52,203,538

Total Other Investment Company
(Cost $52,203,538)		52,203,538

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)

Corporate Bond 0.0% of net assets

Brazil 0.0%
Lupatech S.A. (a)(b)
6.50%, 04/15/18	226,000	67,455

Total Corporate Bond
(Cost $117,495)		67,455

	Number	Value
Security	of Shares	($)

Rights 0.0% of net assets

Spain 0.0%
Banco Santander S.A. *	815,607	141,070

Total Rights
(Cost $142,609)		141,070

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.1% of net assets

U.S. Treasury Obligation 0.1%
U.S. Treasury Bills 0.00%, 12/15/11 (c)(d)	2,705,000	2,705,000

Total Short-Term Investment
(Cost $2,705,000)		2,705,000

End of Investments.

At 10/31/11, the tax basis cost of the fund’s investments was $1,508,785,187 and the unrealized appreciation and depreciation were $197,189,632 and ($92,362,329), respectively, with a net unrealized appreciation of $104,827,303.

At 10/31/11, the values of certain foreign securities held by the fund aggregating $1,235,668,568 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $95,305 or 0.0% of net assets.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
Reg’d —	Registered
REIT —	Real Estate Investment Trust

In addition to the above the fund held the following at 10/31/11.

		Contract	Unrealized
	Number of	Value	Gains
	Contracts	($)	($)

Futures Contracts

Russell 2000 Index, mini, Long, expires 12/16/11	180	13,307,400	1,489,245
S&P 500 Index, e-mini, Long, expires 12/16/11	210	13,117,650	1,010,320

Net unrealized gains			2,499,565

30 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

			Amount of		Amount of	Unrealized
		Currency	Currency	Currency	Currency	Gains /
Expiration		to be	to be	to be	to be	(Losses)
Date	Counterparty	Received	Received	Delivered	Delivered	($)

Forward Foreign Currency Contracts

06/20/2012	State Street Bank & Trust Co.	AUD	370,000	USD	380,321	28,558
06/20/2012	State Street Bank & Trust Co.	AUD	910,000	USD	935,384	97,301
12/19/2011	Northern Trust Co.	CHF	2,084,000	USD	2,375,965	43,042
03/21/2012	State Street Bank & Trust Co.	CHF	1,600,000	USD	1,828,318	(309,862)
03/21/2012	State Street Bank & Trust Co.	CHF	11,800,000	USD	13,483,845	(186,537)
03/21/2012	State Street Bank & Trust Co.	CHF	5,400,000	USD	6,170,573	290,910
01/31/2012	State Street Bank & Trust Co.	USD	12,857,297	AUD	12,331,000	(315,930)
01/31/2012	State Street Bank & Trust Co.	USD	7,383,223	AUD	7,081,000	92,189
06/20/2012	State Street Bank & Trust Co.	USD	8,634,315	AUD	8,400,000	(279,675)
12/19/2011	Northern Trust Co.	USD	2,375,965	CHF	2,084,000	24,542
03/21/2012	State Street Bank & Trust Co.	USD	12,912,495	CHF	11,300,000	126,774
03/21/2012	State Street Bank & Trust Co.	USD	25,127,944	CHF	21,990,000	1,026,497
03/21/2012	State Street Bank & Trust Co.	USD	5,801,481	CHF	5,077,000	279,050
03/21/2012	State Street Bank & Trust Co.	USD	12,683,955	CHF	11,100,000	892,033
03/21/2012	State Street Bank & Trust Co.	USD	3,313,826	CHF	2,900,000	73,233
12/21/2011	Deutsche Bank AG	USD	5,657,057	EUR	4,090,000	133,340
12/21/2011	Deutsche Bank AG	USD	6,491,092	EUR	4,693,000	36,918
03/21/2012	State Street Bank & Trust Co.	USD	15,211,952	EUR	11,000,000	493,892
03/21/2012	State Street Bank & Trust Co.	USD	4,010,424	EUR	2,900,000	204,958
12/22/2011	State Street Bank & Trust Co.	USD	17,295,091	GBP	10,762,000	41,307
12/20/2011	Bank of New York Mellon	USD	7,751,775	JPY	605,471,000	175,780
12/20/2011	Bank of New York Mellon	USD	8,337,955	JPY	651,256,000	175,896
09/19/2012	State Street Bank & Trust Co.	USD	3,477,537	JPY	270,000,000	81,604
09/19/2012	State Street Bank & Trust Co.	USD	4,765,514	JPY	370,000,000	81,415
09/19/2012	State Street Bank & Trust Co.	USD	39,798,482	JPY	3,090,000,000	779,325
12/21/2011	State Street Bank & Trust Co.	USD	2,072,272	SEK	13,541,000	6,992
12/21/2011	State Street Bank & Trust Co.	USD	520,325	SEK	3,400,000	9,064
12/21/2011	State Street Bank & Trust Co.	USD	581,540	SEK	3,800,000	41,003

Net unrealized gains on Forward Foreign Currency Contracts						4,143,619

See financial notes 31

 Laudus International MarketMasters Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments, at value (cost $1,471,297,111)		$1,613,612,490
Foreign currency, at value (cost $1,000,336)		1,006,589
Cash		29,789
Receivables:
Investments sold		18,949,390
Dividends		3,336,515
Fund shares sold		1,081,583
Foreign tax reclaims		690,881
Interest		9,353
Unrealized gains on forward foreign currency contracts		5,235,623
Prepaid expenses	+	170,451

Total assets		1,644,122,664

Liabilities

Payables:
Investments bought		14,979,310
Investment adviser and administrator fees		184,231
Shareholder service fees		345,877
Fund shares redeemed		1,172,119
Due to brokers for futures		513,460
Unrealized losses on forward foreign currency contracts	+	1,092,004

Total liabilities		18,287,001

Net Assets

Total assets		1,644,122,664
Total liabilities	−	18,287,001

Net assets		$1,625,835,663

Net Assets by Source
Capital received from investors		1,876,734,143
Net investment income not yet distributed		2,951,994
Net realized capital losses		(402,866,460)
Net unrealized capital gains		149,015,986

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$665,175,980		38,114,386		$17.45
Select Shares	$960,659,683		55,009,474		$17.46

32 See financial notes

 Laudus International MarketMasters Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends (net of foreign withholding taxes of $3,305,444)		$43,675,858
Interest (net of foreign withholding taxes of $3,068)	+	139,078

Total investment income		43,814,936

Expenses

Investment adviser and administrator fees		22,960,893
Shareholder service fees:
Investor Shares		1,873,962
Select Shares		1,022,837
Custodian fees		1,050,430
Transfer agent fees		211,538
Portfolio accounting fees		144,950
Professional fees		95,602
Shareholder reports		93,756
Registration fees		77,635
Trustees’ fees		25,188
Interest expense		1,672
Other expenses	+	74,509

Total expenses		27,632,972
Expense reduction by CSIM and its affiliates	−	220,433
Payment for state filing fees (see financial note 12)	−	21,784
Custody credits	−	41

Net expenses	−	27,390,714

Net investment income		16,424,222

Realized and Unrealized Gains (Losses)

Net realized gains on investments (net of foreign capital gain tax of $170,638)		119,164,860
Net realized gains on futures contracts		6,613,548
Net realized losses on foreign currency transactions	+	(13,783,479)

Net realized gains		111,994,929
Net unrealized losses on investments (net of foreign capital gain tax of $302,279)		(190,092,528)
Net unrealized losses on futures contracts		(1,832,556)
Net unrealized gains on foreign currency translations	+	8,333,548

Net unrealized losses	+	(183,591,536)

Net realized and unrealized losses		(71,596,607)

Decrease in net assets resulting from operations		($55,172,385)

See financial notes 33

 Laudus International MarketMasters Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$16,424,222	$9,689,033
Net realized gains		111,994,929	128,801,583
Net unrealized gains (losses)	+	(183,591,536)	205,379,360

Increase (Decrease) in net assets from operations		(55,172,385)	343,869,976

Distributions to Shareholders

Distributions from net investment income
Investor Shares		(9,898,208)	(10,988,186)
Select Shares	+	(12,886,046)	(8,268,447)

Total distributions from net investment income		($22,784,254)	($19,256,633)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		5,069,725	$93,748,039	8,143,298	$137,057,352
Select Shares	+	14,896,939	281,255,337	19,260,215	332,599,745

Total shares sold		19,966,664	$375,003,376	27,403,513	$469,657,097

Shares Reinvested
Investor Shares		484,093	$9,134,831	559,839	$8,767,079
Select Shares	+	489,574	9,233,362	363,514	5,692,624

Total shares reinvested		973,667	$18,368,193	923,353	$14,459,703

Shares Redeemed
Investor Shares		(13,644,152)	($260,043,586)	(24,384,156)	($412,672,886)
Select Shares	+	(11,964,535)	(226,246,386)	(9,864,402)	(159,927,165)

Total shares redeemed		(25,608,687)	($486,289,972)	(34,248,558)	($572,600,051)

Net transactions in fund shares		(4,668,356)	($92,918,403)	(5,921,692)	($88,483,251)

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		97,792,216	$1,796,710,705	103,713,908	$1,560,580,613
Total increase or decrease	+	(4,668,356)	(170,875,042)	(5,921,692)	236,130,092

End of period		93,123,860	$1,625,835,663	97,792,216	$1,796,710,705

Net investment income not yet distributed			$2,951,994		$16,631,062

34 See financial notes

 Laudus MarketMasters Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab Financial Services Fund
Laudus Small-Cap MarketMasters Fund	Schwab Health Care Fund
Laudus International MarketMasters Fund	Schwab International Core Equity Fund
Schwab S&P 500 Index Fund	Schwab Target 2010 Fund
Schwab Small-Cap Index Fund	Schwab Target 2015 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2020 Fund
Schwab International Index Fund	Schwab Target 2025 Fund
Schwab MarketTrack All Equity Portfolio	Schwab Target 2030 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2035 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2040 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Fundamental US Large Company Index Fund
Schwab Balanced Fund	Schwab Fundamental US Small-Mid Company Index Fund
Schwab Premier Equity Fund	Schwab Fundamental International Large Company Index Fund
Schwab Core Equity Fund	Schwab Fundamental International Small-Mid Company Index Fund
Schwab Dividend Equity Fund	Schwab Fundamental Emerging Markets Index Fund
Schwab Large-Cap Growth Fund	Schwab Monthly Income Fund-Moderate Payout
Schwab Small-Cap Equity Fund	Schwab Monthly Income Fund-Enhanced Payout
Schwab Hedged Equity Fund	Schwab Monthly Income Fund-Maximum Payout

Each of the Laudus MarketMasters Funds offers two share classes: Investor Shares and Select Shares®. Shares of each class represent an interest in the same portfolio, but each class has different expenses and investment minimums.

Shares are bought and sold (subject to a redemption fee, see financial note 10) at closing net asset value (“NAV”), which is the price for all outstanding shares of a fund or share class, as applicable. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	International fair valuation: The Board of Trustees has adopted procedures to fair value foreign equity securities that trade in markets that close prior to when the funds value their holdings. By fair valuing securities whose prices may have

 35

 Laudus MarketMasters Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Underlying funds: valued at their respective net asset values.

•	Futures and forward contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a value based on that day’s exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. The funds do not adjust the quoted prices for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the

36

 Laudus MarketMasters Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of October 31, 2011:

Laudus Small-Cap MarketMasters Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$263,039,303	$—	$—	$263,039,303
Foreign Common Stock(a)	1,467,033	—	—	1,467,033
Other Investment Company(a)	16,453,477	—	—	16,453,477
Short-Term Investment(a)	—	1,295,000	—	1,295,000

Total	$280,959,813	$1,295,000	$—	$282,254,813

Other Financial Instruments
Futures Contract*	$817,872	$—	$—	$817,872

Laudus International MarketMasters Fund

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$—	$483,984,596	$—	$483,984,596
Australia(a)	—	46,919,659	—	46,919,659
Materials	13,310,688	19,345,700	—	32,656,388
Brazil(a)	28,845,761	—	—	28,845,761
Canada(a)	127,994,009	—	—	127,994,009
Chile(a)	4,274,077	—	—	4,274,077
China(a)	—	14,990,005	—	14,990,005
Commercial & Professional Supplies	2,288,126	—	—	2,288,126
Consumer Services	494,988	—	—	494,988
Food & Staples Retailing	325,026	—	—	325,026
Media	1,947,257	—	—	1,947,257
Semiconductors & Semiconductor Equipment	823,670	—	—	823,670
Software & Services	562,181	1,540,296	—	2,102,477
Germany(a)	—	100,265,843	—	100,265,843
Materials	5,629,613	15,832,440	—	21,462,053
Hong Kong(a)	—	26,664,890	—	26,664,890
Consumer Durables & Apparel	548,602	—	—	548,602
Technology Hardware & Equipment	—	3,739,263	82,530	3,821,793
India(a)	—	13,884,166	—	13,884,166
Consumer Durables & Apparel	1,471,515	2,634,857	—	4,106,372

 37

 Laudus MarketMasters Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Ireland(a)	$—	$16,730,326	$—	$16,730,326
Capital Goods	7,524,604	—	—	7,524,604
Pharmaceuticals, Biotechnology & Life Sciences	1,055,120	1,820,081	—	2,875,201
Israel(a)	6,188,672	—	—	6,188,672
Italy(a)	—	24,127,699	—	24,127,699
Consumer Durables & Apparel	3,374,334	—	—	3,374,334
Luxembourg(a)	—	1,826,854	—	1,826,854
Energy	5,627,189	1,408,080	—	7,035,269
Mexico(a)	8,016,083	—	—	8,016,083
Netherlands(a)	—	41,314,906	—	41,314,906
Energy	15,153,524	10,221,539	—	25,375,063
Food, Beverage & Tobacco	1,514,141	9,339,585	—	10,853,726
Norway(a)	—	14,032,290	—	14,032,290
Materials	670,382	—	—	670,382
Panama(a)	544,272	—	—	544,272
Peru(a)	1,860,464	—	—	1,860,464
Republic of Korea(a)	—	36,161,788	—	36,161,788
Food & Staples Retailing	417,975	—	—	417,975
Switzerland(a)	—	64,569,727	—	64,569,727
Energy	22,690,129	—	—	22,690,129
Food, Beverage & Tobacco	11,985,893	11,549,949	—	23,535,842
Pharmaceuticals, Biotechnology & Life Sciences	3,375,494	7,458,291	—	10,833,785
Thailand(a)	—	1,282,235	—	1,282,235
Health Care Equipment & Services	527,488	—	—	527,488
United Kingdom(a)	—	104,628,673	—	104,628,673
Capital Goods	—	64,061,094	27,850	64,088,944
Commercial & Professional Supplies	1,632,655	25,166,686	—	26,799,341
Food, Beverage & Tobacco	10,613,884	11,733,443	—	22,347,327
Insurance	809,713	4,807,553	—	5,617,266
Materials	18,631,499	45,707,785	—	64,339,284
Retailing	4,849,875	6,650,579	—	11,500,454
United States(a)	7,137,576	—	—	7,137,576
Preferred Stock(a)	—	1,267,690	—	1,267,690
Other Investment Company(a)	52,203,538	—	—	52,203,538
Rights(a)	141,070	—	—	141,070
Short-Term Investments(a)	—	2,705,000	—	2,705,000
Corporate Bond(a)	—	—	67,455	67,455

Total	$375,061,087	$1,238,373,568	$177,835	$1,613,612,490

Other Financial Instruments
Futures Contracts*	$2,499,565	$—	$—	$2,499,565
Forward Foreign Currency Contracts*	5,235,623	—	—	5,235,623

38

 Laudus MarketMasters Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Liabilities Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Financial Instruments
Forward Foreign Currency Contracts*	($1,092,004)	$—	$—	($1,092,004)

The following is a reconciliation of Level 3 Investments for which significant unobservable inputs were used to determine fair value:

	Balance			Change in					Balance
	as of	Accrued	Realized	Unrealized			Gross	Gross	as of
	October 31,	Discounts	Gains	Gains	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2010	(Premiums)	(Losses)	(Losses)	Purchases	Sales	in**	out**	2011

Common Stock
Hong Kong	$—	$—	($117,946)	($72,917)	$359,883	($86,490)	$—	$—	$82,530
United Kingdom	42,232	—	9	(536)	27,703	(41,558)	—	—	27,850
Corporate Bonds
Brazil	136,224	(328)	—	(68,441)	—	—	—	—	67,455

Total	$178,456	($328)	($117,937)	($141,894)	$387,586	($128,048)	$—	$—	$177,835

*	Futures Contracts and Forward Foreign Currency Contracts are not included in Investments and are valued at unrealized appreciation or depreciation.
**	All security transfers in and out of Level 3 from Level 1 or Level 2 were the result of fair valued securities for which no quoted value was available.
(a)	As categorized in Portfolio Holdings.

All net realized and change in unrealized gains (losses) in the tables above are reflected on the accompanying statements of operations. Changes in net unrealized gains (losses) for Level 3 investments held by the fund at October 31, 2011 are ($141,211).

The funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1 and Level 2 for the period ended October 31, 2011.

(b) Accounting Policies for certain Portfolio Investments (if held):

Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (“variation margin”) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value changes daily.

Forward Foreign Currency Contracts: “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. The value of the forward foreign currency contracts are accounted for as unrealized gains or losses until the contracts settle, at which time the gains or losses are realized.

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject a fund to counterparty risk, meaning that the fund could lose money if the other party fails to perform under the terms of the agreement. The funds mitigate this risk by ensuring that the funds’ repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the funds’ custodian (or, with multi-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.

 39

 Laudus MarketMasters Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. A fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has

40

 Laudus MarketMasters Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges, capital gains on investments on currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2011, if any, are reflected in the funds’ Statement of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(l) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in a fund will fluctuate, which means that you could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

 41

 Laudus MarketMasters Funds

Financial Notes (continued)

3. Risk Factors (continued):

Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap and mid-cap stocks, for instance — a fund’s small-cap holdings could reduce performance.

Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger, more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — small-cap stocks, for instance — a fund’s large- and mid-cap holdings could reduce performance.

A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund.

Although CSIM monitors and seeks to coordinate the overall management of a fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, a fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if a fund had a single manager.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the following funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

	Laudus Small-Cap	Laudus International
% of Average Daily Net Assets	MarketMasters Fund	MarketMasters Fund

First $500 million	1.17%	1.29%
$500 million to $1 billion	1.13%	1.275%
Over $1 billion	1.07%	1.25%

The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

42

 Laudus MarketMasters Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25% for Investor Shares and 0.20% for Select Shares. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than 0.25% for Investor Shares and 0.20% for Select Shares of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service providers. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement (“expense limitation”) with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the funds’ Board of Trustees, to limit the total annual fund operating expenses, excluding interest, taxes and certain non-routine expenses. The expense limitation as a percentage of average daily net assets is as follows:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Investor Shares	1.46%	1.65%
Select Shares	1.31%	1.47%

Certain Schwab Funds may own shares of other Schwab Funds. The table below reflects the percentage of each fund shares in this report owned by other Schwab Funds as of October 31, 2011.

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Schwab Target Funds:
Schwab Target 2010 Fund	0.3%	0.1%
Schwab Target 2015 Fund	0.4%	0.1%
Schwab Target 2020 Fund	2.5%	0.9%
Schwab Target 2025 Fund	1.1%	0.4%
Schwab Target 2030 Fund	4.9%	1.5%
Schwab Target 2035 Fund	1.1%	0.3%
Schwab Target 2040 Fund	5.1%	1.5%
Schwab Monthly Income Funds:
Schwab Monthly Income Fund - Moderate Payout	—%	0.1%
Schwab Monthly Income Fund - Enhanced Payout	—%	0.1%

Schwab Balanced Fund	3.9%	—%

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2011, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Laudus Small-Cap MarketMasters Fund	$237,359
Laudus International MarketMasters Fund	414,093

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

 43

 Laudus MarketMasters Funds

Financial Notes (continued)

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2011, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Laudus Small-Cap MarketMasters Fund	$291,521,005	$418,669,279
Laudus International MarketMasters Fund	1,361,220,299	1,441,960,631

9. Disclosures about Derivative Instruments and Hedging Activities:

During the period ended October 31, 2011, the funds invested in equity index futures contracts and the Laudus International MarketMasters Fund also invested in forward foreign currency exchange contracts. The fair value, due to brokers for futures and the realized/unrealized gains (losses) on derivatives contracts held by the funds are presented on the face of each fund’s Portfolio Holdings, Statement of Assets and Liabilities and Statement of Operations. Investments in forward foreign currency contracts subject the Laudus International MarketMasters Fund to foreign currency risk and risk of default by the counterparty. Refer to Financial Note 2(b) for the funds’ accounting policies with respect to derivatives contracts and Financial Note 3 for additional disclosures concerning the risks of investing in derivatives contracts.

The funds invested in futures contracts to seek returns on the funds’ otherwise uninvested cash assets. The Laudus International MarketMasters Fund invested in forward foreign currency contracts in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates.

During the period ending October 31, 2011, the monthly average contract value of futures contracts and the monthly average number of contracts held by the funds were as follows:

	Contract Values	Number of Contracts

Laudus Small-Cap MarketMasters Fund	$13,457,066	171
Laudus International MarketMasters Fund	45,313,950	618

During the period ended October 31, 2011, the monthly average notional amount and the monthly average unrealized gains (losses) on the Laudus International MarketMasters Fund’s investment in forward foreign currency exchange contracts were $230,777,194 and ($4,298,719), respectively.

44

 Laudus MarketMasters Funds

Financial Notes (continued)

9. Disclosures about Derivative Instruments and Hedging Activities (continued):

As of October 31, 2011, the derivatives contracts held by the Laudus International MarketMasters Fund, categorized by primary risk exposure, were:

Asset Derivatives	Fair Value

Equity Index - Futures Contracts[1]	$2,499,565
Foreign Exchange - Forward Contracts[2]	5,235,623

Total	$7,735,188

Liability Derivatives	Fair Value

Foreign Exchange - Forward Contracts[3]	$1,092,004

[1]	Includes cumulative unrealized losses of futures contracts as reported in the Schedule of Portfolio Holdings. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.
[2]	Statement of Assets and Liabilities location: Unrealized gains on forward foreign currency contracts.
[3]	Statement of Assets and Liabilities location: Unrealized losses on forward foreign currency contracts.

During the period ending October 31, 2011, the derivatives held by the Laudus International MarketMasters Fund, categorized by primary risk exposure, were:

	Equity Index	Foreign Exchange –
	Futures Contracts	Forward Contracts

Realized Gain (Losses)[1]	$6,613,548	(12,759,625)
Change in Unrealized Gains (Losses)[2]	(1,832,555)	8,393,012

[1]	Statement of Operations location: Net realized gains/losses on futures contracts and net realized gains/losses on foreign currency transactions.
[2]	Statement of Operations location: Net unrealized gains/losses on futures contracts and net unrealized gains/losses on foreign currency translations.

10. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/10-10/31/11)	(11/1/09-10/31/10)

Laudus Small-Cap MarketMasters Fund	$3,545	$4,162
Laudus International MarketMasters Fund	32,578	6,103

11. Federal Income Taxes:

As of October 31, 2011, the components of distributable earnings on a tax-basis were as follows:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Undistributed ordinary income	$—	$14,967,812
Undistributed long-term capital gains	—	—
Unrealized appreciation on investments	40,807,633	197,189,632
Unrealized depreciation on investments	(18,047,889)	(92,362,329)
Other unrealized appreciation/(depreciation)	—	(34,842)

Net unrealized appreciation/(depreciation)	$22,759,744	$104,792,461

The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are Passive Foreign Investment Companies (PFIC), Partnerships and the tax defferal of losses on wash sale.

 45

 Laudus MarketMasters Funds

Financial Notes (continued)

11. Federal Income Taxes (continued):

Capital loss carryforwards may be used to offset future realized capital gains, for federal income tax purposes. For the year ended October 31, 2011, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

	Laudus Small-Cap	Laudus International
Expiration Date	MarketMasters Fund	MarketMasters Fund

October 31, 2016	$3,679,494	$4,009,455
October 31, 2017	59,667,102	366,649,297

Total	$63,346,596	$370,658,752

For the year ended October 31, 2011, the funds had capital losses utilized as follows:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Capital losses utilized	$55,366,378	$111,719,333

The tax-basis components of distributions paid during the current and prior fiscal years were:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Current period distributions
Ordinary income	$—	$22,784,254
Long-term capital gains	—	—
Return of capital	—	—

Prior period distributions
Ordinary income	$—	$19,256,633
Long-term capital gains	—	—
Return of capital	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2011, the funds made the following reclassifications:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Capital shares	($1,841,608)	$4
Undistributed net investment income	1,836,224	(7,319,036)
Net realized capital gains/(losses)	5,384	7,319,032

As of October 31, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2011, the funds did not incur any interest or penalties.

46

 Laudus MarketMasters Funds

Financial Notes (continued)

11. Federal Income Taxes (continued):

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

12. Other:

During the period, the funds received a payment related to state filing fees resulting from revised calculation methodologies being applied on sales of the funds’ shares in prior periods in certain states. This payment is presented in the funds’ Statement of Operations as “Payment for state filing fees”.

13. Subsequent Events:

On November 29, 2011, subsequent to the Laudus Small-Cap MarketMasters Fund’s fiscal year-end, approximately 11 million shares valued at $125,279,678 were redeemed from the fund. This redemption represented approximately 48% of the fund’s net assets as of that date.

In addition, effective December 8, 2011, the Board of Trustees approved certain changes to the sub-advisers of both the Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund. Specifically, with respect to the Laudus Small-Cap MarketMasters Fund, the Board of Trustees approved the termination of two of the fund’s sub-advisers and approved the hiring of a new sub-adviser, Mellon Capital Management Corp. With respect to the Laudus International MarketMasters Fund, the Board of Trustees has approved the hiring of a new sub-adviser, Mellon Capital Management Corp. For additional information, please refer to the prospectus supplement dated December 19, 2011 which is included with this report.

Management has evaluated subsequent events and transactions through the date of the financial statements and determined that no other material events or transactions would require recognition or disclosure in the financial statements as presented.

 47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Small-Cap MarketMasters Fund
Laudus International MarketMasters Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund (two of the portfolios constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 15, 2011

48

Other Federal Tax Information (unaudited)

The Laudus International MarketMaster Fund elects to pass through, under section 853 of the Internal Revenue Code, the foreign tax credit of $3,202,262 to its shareholders for the year ended October 31, 2011. The respective foreign source income on the fund is $46,981,302.

For the fiscal year ended October 31, 2011, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2012 via IRS form 1099 of the amounts for use in preparing their 2011 income tax return.

Laudus Small-Cap MarketMasters Fund	$—
Laudus International MarketMasters Fund	25,986,515

 49

Approval of Investment Advisory and Sub-Advisory Agreements

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreements must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund1, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreements.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in part, to considering whether to renew the investment advisory agreements between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) with respect to the existing funds in the Trust, including Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund (the “Funds”), and the individual subadvisory agreements between CSIM and Neuberger Berman Management LLC, TAMRO Capital Partners, LLC, TCW Investment Management Company and Tocqueville Asset Management L.P. relating to Laudus Small-Cap MarketMasters Fund; and CSIM and American Century Global Investment Management, Inc., Harris Associates L.P., William Blair & Company, LLC, Mondrian Investment Partners Limited and Wentworth, Hauser & Violich relating to the Laudus International MarketMasters Fund (collectively, the “Sub-Advisers”). Such investment advisory and sub-advisory agreements are collectively referred to herein as the “Agreements”. The Trustees also review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM and the Sub-Advisers, including information about their affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM. The Board also discusses with CSIM the Funds’ operations and CSIM’s ability, consistent with the “manager of managers” structure of each of the Funds to (i) identify and recommend to the Trustees sub-advisers for each Fund, (ii) monitor and oversee the performance and investment capabilities of each sub-adviser, and (iii) recommend the replacement of a sub-adviser when appropriate. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM and CSIM sends an information request letter to each of the Sub-Advisers seeking certain relevant information. The responses by CSIM and the Sub-Advisers are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreements with respect to the Funds at meetings held on April 28, 2011, and June 15, 2011, and approved the renewal of the Agreements with respect to the Funds for an additional one year term at the meeting held on June 15, 2011. The Board’s approval of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates, and the Sub-Advisers, dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, and other types of accounts;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates, as well as the profitability of the Sub-Advisers; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund

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infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. In addition, the Trustees considered that many of the Funds’ shareholders are also brokerage clients of Schwab. The Board also considered the nature, extent and quality of the sub-advisory services provided by the Sub-Advisers to the Funds and the resources each dedicates to the Funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM and the Sub-Advisers to the Funds and the resources of CSIM, and its affiliates, and the Sub-Advisers dedicated to the Funds supported renewal of the Agreements with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreements with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/ benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. In addition, the Trustees considered whether irrespective of relative performance, each Sub-Adviser’s absolute performance was consistent with expectations for such Sub-Adviser’s unique investment methodology. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser and Sub-Adviser profitability discussed below. Laudus Small-Cap MarketMasters Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered. Notwithstanding the forgoing, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to Laudus Small-Cap MarketMasters Fund. These factors included the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies; (2) that recent performance showed improvement; and (3) that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM and the Sub-Advisers to other mutual funds, and to other types of accounts, such as separate accounts, pooled vehicles, wrap accounts and offshore funds, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to CSIM, the Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM, and its respective affiliates. The Trustees also considered the compensation flowing to the Sub-Advisers, directly or indirectly. The Trustees also considered any other benefits derived by the Sub-Advisers from their relationship with the Funds, such as whether, by virtue of its management of the Funds, any Sub-Adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to the Sub-Advisers, the Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by the Sub-Advisers, and their respective affiliates. The Board also considered the profitability of the Sub-Advisers with respect to the sub-advisory services they provide to the Funds, although, when doing so, the Board took into account the fact that the Sub-Advisers are compensated by CSIM, and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and CSIM. Based on this evaluation, the Board concluded, within the context of its

 51

full deliberations, that the profitability of CSIM and the Sub-Advisers is reasonable and supported renewal of the Agreements with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

[1]	Laudus MarketMasters Funds and the investment adviser have received exemptive relief from the Securities and Exchange Commission to permit the investment adviser and the Funds to hire or terminate investment managers without shareholder approval, subject to certain conditions. One of the conditions requires approval by the Funds’ Board of Trustees before any such hiring is implemented.

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Trustees and Officers

The tables below give information about the trustees and officers for Schwab Capital Trust which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	70	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	70	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	70	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	70	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	70	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	70	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

 53

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	70	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	70	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

54

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer and Chief Investment Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006- June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (Oct. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Oct. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Oct. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011-present); Secretary (May 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President and Assistant Secretary, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Capital Trust since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 55

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

56

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Laudus Funds® direct investors:  1-800-447-3332

© 2011 Laudus Funds. All rights reserved.

Notes

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Laudus Funds’ website at www.laudusfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Laudus Funds at 1-800-447-3332.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.laudusfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Laudus Fundstm

Laudus Growth Investors
Laudus Growth Investors U.S. Large Cap Growth Fund

Laudus MarketMasters Fundstm
Laudus International MarketMasters Fundtm
Laudus Small-Cap MarketMasters Fundtm

Laudus Mondrian Fundstm
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian Global Equity Fund
Laudus Mondrian International Fixed Income Fund

Laudus Mondrian Institutional Fundstm
Laudus Mondrian Institutional Emerging Markets Fund
Laudus Mondrian Institutional International Equity Fund

The Laudus Funds includes the Laudus Growth Investors U.S. Large Cap Growth Fund and the Laudus Mondrian Funds, which are part of the Laudus Trust and Laudus Institutional Trust and distributed by ALPS Distributors Inc.; and the Laudus MarketMasters Funds, which are part of the Schwab Capital Trust, and distributed by Charles Schwab & Co., Inc. Charles Schwab & Co., Inc. and ALPS Distributors Inc. are unaffiliated entities.

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Laudus MarketMasters Funds
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

© 2011 Charles Schwab & Co., Inc. All rights reserved. Member SIPC®. Printed on recycled paper.	MFR13812-14

COMMAND PERFORMANCETM

Annual report dated October 31, 2011, enclosed.

Schwab MarketTrack Portfolios ®

Schwab MarketTrack
All Equity Portfoliotm

Schwab MarketTrack
Growth Portfoliotm

Schwab MarketTrack
Balanced Portfoliotm

Schwab MarketTrack
Conservative Portfoliotm

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Schwab MarketTrack Portfolios ®

Annual Report
October 31, 2011

Schwab MarketTrack
All Equity Portfoliotm

Schwab MarketTrack
Growth Portfoliotm

Schwab MarketTrack
Balanced Portfoliotm

Schwab MarketTrack
Conservative Portfoliotm

This page is intentionally left blank.

Four portfolios that combine the power of
indexing with the benefits of asset allocation.

In This Report

Performance at a Glance	2
From the President	3
Fund Management	5
Fund Summaries
Schwab MarketTrack All Equity Portfolio™	6
Schwab MarketTrack Growth Portfolio™	8
Schwab MarketTrack Balanced Portfolio™	10
Schwab MarketTrack Conservative Portfolio™	12
Fund Expenses	14
Financial Statements and Portfolio Holdings
Schwab MarketTrack All Equity Portfolio™	15
Schwab MarketTrack Growth Portfolio™	20
Schwab MarketTrack Balanced Portfolio™	25
Schwab MarketTrack Conservative Portfolio™	30
Financial Notes	35
Report of Independent Registered Public Accounting Firm	47
Other Federal Tax Information	48
Investment Advisory Agreement Approval	49
Trustees and Officers	51
Glossary	54

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the Report Period

Schwab MarketTrack All Equity Portfoliotm (Ticker Symbol: SWEGX)	3.76%

All Equity Composite Index	4.35%
Fund Category: Morningstar Large-Cap Blend	5.33%

Performance Details	pages 6-7

Schwab MarketTrack Growth Portfoliotm

Investor Shares (Ticker Symbol: SWHGX)	4.55%
P Shares (Ticker Symbol: SWPGX)	4.77%
Growth Composite Index	5.03%
Fund Category: Morningstar Large-Cap Blend	5.33%

Performance Details	pages 8-9

Schwab MarketTrack Balanced Portfoliotm (Ticker Symbol: SWBGX)	4.80%

Balanced Composite Index	5.20%
Fund Category: Morningstar Moderate Allocation	3.97%

Performance Details	pages 10-11

Schwab MarketTrack Conservative Portfoliotm (Ticker Symbol: SWCGX)	4.72%

Conservative Composite Index	5.22%
Fund Category: Morningstar Conservative Allocation	3.42%

Performance Details	pages 12-13

Minimum Initial Investment[1]

Investor Shares	$ 100
P Shares	$100,000

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The All Equity Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 70% Dow Jones U.S. Total Stock Market Index and 30% MSCI EAFE Index. The index is maintained by Charles Schwab Investment Management, Inc.

The Growth Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 60% Dow Jones U.S. Total Stock Market Index, 20% MSCI EAFE Index, 15% Barclays Capital U.S. Aggregate Bond Index, and 5% Barclays Capital U.S. Treasury Bills: 1-3 Months Index. The index is maintained by Charles Schwab Investment Management, Inc.

The Balanced Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 45% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE Index, 35% Barclays Capital U.S. Aggregate Bond Index, and 5% Barclays Capital U.S. Treasury Bills: 1-3 Months Index. The index is maintained by Charles Schwab Investment Management, Inc.

The Conservative Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 30% Dow Jones U.S. Total Stock Market Index, 10% MSCI EAFE Index, 55% Barclays Capital U.S. Aggregate Bond Index, and 5% Barclays Capital U.S. Treasury Bills: 1-3 Months Index. The index is maintained by Charles Schwab Investment Management, Inc.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

[1]	Please see prospectus for further details and eligibility requirements.

2 Schwab MarketTrack Portfolios

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

During the 12-month period that ended October 31, 2011, global financial markets saw ongoing challenges with Europe’s sovereign debt crisis, the downgrade of long-term U.S. Treasury debt, and a global economy that lost steam in the middle months of the period but showed pockets of improvement by its end. U.S. stocks provided respectable returns in that environment, while stocks in many developed markets outside of the United States generated losses. Long-term interest rates in the United States continued to decline, boosting prices of Treasury securities.

As slow economic growth continued throughout most of the reporting period, the Federal Reserve kept short-term interest rates at or near zero to spur job growth and the U.S. economy. Concerns intensified throughout the world, however, about the high debt levels of sovereign nations, including the United States. In August, credit rating agency Standard & Poor’s downgraded the credit rating of long-term U.S. debt from AAA to AA+ and continued to warn against the growing level of debt owed by the U.S. government. Throughout the summer of 2011, markets also labored under worries that a default on Greece’s sovereign debt could destabilize some European banks, and that high debt levels in Portugal, Italy, or Spain might further destabilize global financial markets.

Although equity markets rose steadily over the first six months of the reporting period, the concerns about Europe and a possible worldwide recession sparked a global sell-off in August and September. In this environment, investors favored securities viewed as safer or more defensive, which helped

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

8.09%	S&P 500® Index: measures U.S. large-cap stocks

6.71%	Russell 2000® Index: measures U.S. small-cap stocks

−3.64%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

5.00%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.09%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and Charles Schwab Investment Management, Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab MarketTrack Portfolios 3

From the President continued

Stock markets got a further lift in the last month of the period as European leaders appeared closer to a resolution concerning the region’s debt problems, and as the United States managed a faster pace of economic growth in the third quarter.

stock markets in the United States outperform international markets. Stock markets got a further lift in the last month of the period as European leaders appeared closer to a resolution concerning the region’s debt problems, and as the United States managed a faster pace of economic growth in the third quarter. The broad U.S. stock market posted a return of 8.09%, as measured by the S&P 500 Index, while stocks in Europe and much of the rest of the world trailed this result. Stock markets in the developed world outside of the United States returned –3.64%, as measured by the MSCI EAFE Index.

During the market fluctuations of the late summer, investors sought the safety of U.S. Treasury securities. This influx of demand pushed yields on 10-year Treasury notes down from 3.47% at the end of March to 2.17% at the end of October. As investors moved toward safer assets, corporate bonds and other non-Treasury debt securities traded at higher spreads to Treasury bonds over the last months of the period. The Barclays Capital U.S. Aggregate Bond Index ended the 12-month period with an investment return of 5.00%.

Thank you for investing in the Schwab MarketTrack Portfolios. We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab MarketTrack Portfolios

Portfolio Management

Jake M. Gilliam, CFA, a portfolio manager of the investment adviser, is responsible for the day-to-day management of the funds. He was appointed portfolio manager in 2011. Since 2007, he has been a portfolio manager with the Schwab Institutional Asset Management team.

Schwab MarketTrack Portfolios 5

Schwab MarketTrack All Equity Portfolio™

The Schwab MarketTrack All Equity Portfolio (the portfolio) seeks high capital growth through an all-stock portfolio. To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation is 100% in stock investments, with certain percentages for different segments of the stock market. The portfolio seeks to remain close to the target allocations of 45% in large-cap, 30% in international, and 25% in small-cap stocks, and typically does not change its target allocation. The portfolio invests mainly in other Schwab Funds, including index funds, which seek to track the total returns of various market indices. (For more information concerning the portfolio’s objective, strategy, and risks, please see the portfolio’s prospectus.)

The portfolio returned 3.76% for the 12 months ended October 31, 2011, while its internally calculated comparative index, the All Equity Composite Index, returned 4.35%. Unlike the return of the portfolio, the return of the All Equity Composite Index does not include operational and transactional costs. Although the portfolio’s target allocations were broadly in line with those of All Equity Composite Index, a comparative overweight in U.S. small-cap stocks improved both absolute and relative portfolio performance compared with the All Equity Composite Index. (Please refer to footnote 3 on the following page for current index allocations.)

Turning to the market backdrop, U.S. equities returned 8.10% as measured by the Dow Jones U.S. Total Stock Market Index. That return readily surpassed the performance of international stocks in developed markets, where equities returned -3.64% as measured by the MSCI EAFE Index. Within the U.S. equity market, the large-cap Russell 1000 index returned 8.01%, comfortably outpacing the 6.71% gain of the small-cap Russell 2000 Index.

Within the portfolio, the Schwab S&P 500 Index Fund represented the largest position and had the most impact on the portfolio’s total return. This index fund returned 7.97%, compared with the 8.09% gain posted by its comparative index, the S&P 500 Index. As a result, this investment slice contributed positively to the portfolio’s overall total return. However, the index fund’s modest underperformance versus the Dow Jones U.S. Total Stock Market Index meant that this allocation subtracted from the portfolio’s performance compared with that of the All Equity Composite Index.

The next largest contributor to the portfolio’s total return was the Schwab Small-Cap Index Fund, which represented a comparatively smaller position. This index fund returned 8.45%, narrowly underperforming the 8.59% generated by its comparative index, the Schwab Small-Cap Index. Nevertheless, the Schwab Small-Cap Index Fund comfortably outperformed not only the broader small-cap stock market (as gauged by the Russell 2000 Index), but also the Dow Jones U.S. Total Stock Market Index. As a result, this holding boosted the portfolio’s absolute and relative performance.

Unlike U.S. stocks, global equities lost ground for the 12 months, weighed down in part by Europe’s ongoing and largely unresolved sovereign debt crisis. The Schwab International Index Fund returned -4.83%, roughly a full percentage point worse than its comparative index, the Schwab International Index. This international index fund’s performance was also more than a full percentage point below the return of the MSCI EAFE Index, which is used by the portfolio to gauge the performance of international stocks. As a result, this investment slice was the biggest detractor from the portfolio’s overall total return, while concurrently reducing the portfolio’s relative performance.

As of 10/31/11:

 Statistics

Number of Holdings	4
Portfolio Turnover Rate	12%

 Asset Class Weightings % of Investments

Equity Funds - Large-Cap	44.9%
Equity Funds - International	29.6%
Equity Funds - Small-Cap	25.1%
Short-Term Investments	0.4%
Total	100.0%

 Top Holdings % Net Assets1

Schwab S&P 500 Index Fund	44.9%
Schwab International Index Fund	29.6%
Schwab Small-Cap Index Fund	25.1%
Total	99.6%

Manager views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab MarketTrack Portfolios

 Schwab MarketTrack All Equity Portfoliotm

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2001 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Portfolio and Inception Date	1 Year	5 Years	10 Years

Portfolio: Schwab MarketTrack All Equity Portfoliotm (5/19/98)	3.76%	-0.29%	4.69%
All Equity Composite Index[3]	4.35%	-0.07%	5.13%
S&P 500® Index	8.09%	0.25%	3.69%
Fund Category: Morningstar Large-Cap Blend	5.33%	-0.31%	3.46%

Portfolio Expense Ratios4: Net 0.64%; Gross 0.68%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The All Equity Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 70% Dow Jones U.S. Total Stock Market Index and 30% MSCI EAFE Index. The index is maintained by Charles Schwab Investment Management, Inc.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.14%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab MarketTrack Portfolios 7

Schwab MarketTrack Growth Portfolio™

The Schwab MarketTrack Growth Portfolio (the portfolio) seeks high capital growth with less volatility than an all-stock portfolio. To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation includes stock, bond, and cash investments. The portfolio seeks to remain close to the target allocations of 80% stocks, 15% bonds, and 5% cash, and typically does not change its target allocation. The portfolio invests mainly in other Schwab Funds, including index funds, which seek to track the total returns of various market indices. (For more information concerning the portfolio’s objective, strategy, and risks, please see the portfolio’s prospectus.)

The portfolio’s Investor Shares returned 4.55% for the 12 months ended October 31, 2011. The portfolio’s internally calculated comparative index, the Growth Composite Index, returned 5.03%. Unlike the return of the portfolio, the return of the Growth Composite Index does not include operational and transactional costs. Although the portfolio’s target allocations were broadly in line with those of Growth Composite Index, a comparative overweight in U.S. small-cap stocks improved both total and relative portfolio performance. (Please refer to footnote 3 on the following page for current index allocations.)

Turning to the market backdrop, U.S. stocks solidly outperformed international equities and U.S. fixed income securities. As measured by the Dow Jones U.S. Total Stock Market Index, U.S. stocks returned 8.10%, while the MSCI EAFE Index lost ground, returning -3.64%. Within the U.S. equity market, the large-cap Russell 1000 index returned 8.01%, comfortably outpacing the 6.71% return of the small-cap Russell 2000 Index. In the U.S. Bond market, the 5.00% gain of the Barclays Capital U.S. Aggregate Bond Index was considerably more than the 0.09% return of the Treasury Bill sector of the Barclays Capital U.S. Aggregate Bond Index.

Within the portfolio, the Schwab S&P 500 Index Fund represented the largest allocation, and had the most impact on the portfolio’s overall total return. This index fund returned 7.97%, less than the 8.09% advance generated by the fund’s comparative index, the S&P 500 Index. This index fund also underperformed the Dow Jones U.S. Total Stock Market Index by a similar margin. As a result, this investment slice slightly subtracted from the portfolio’s relative performance.

The next largest contributor to the portfolio’s total return was the Schwab Small-Cap Index Fund, which returned 8.45% and narrowly underperformed the 8.59% return of its comparative index. However, this index fund solidly outperformed the small-cap Russell 2000 Index, while contributing less to the portfolio’s overall total return than the Schwab S&P 500 Index Fund due to its comparatively smaller weighting. Nevertheless, because the Schwab Small-Cap Index Fund generated a higher return than the Dow Jones U.S. Total Stock Market Index, this investment slice boosted the portfolio’s performance compared with the Growth Composite Index.

The fixed income allocation also generated positive returns that boosted the portfolio’s total return. The Schwab Total Bond Market Fund returned 4.47%, but underperformed the 5.00% return of its index, the Barclays Capital U.S. Aggregate Bond Index (the same index used within the Growth Composite Index to gauge U.S. bond performance). As a result, this allocation slightly detracted from the portfolio’s relative performance.

Unlike U.S. stocks, global equities lost ground for the 12 months, weighed down in part by Europe’s ongoing and largely unresolved sovereign debt crisis. The Schwab International Index Fund returned -4.83%, roughly a full percentage point worse than its comparative index, the Schwab International Index. This international index fund’s performance was also more than a full percentage point below the return of the MSCI EAFE Index, which is used by the portfolio to gauge the performance of international stocks. As a result, this investment slice was the biggest detractor from the portfolio’s overall total return, while concurrently reducing the portfolio’s relative performance.

As of 10/31/11:

 Statistics

Number of Holdings	6
Portfolio Turnover Rate	17%

 Asset Class Weightings % of Investments

Equity Funds - Large-Cap	40.0%
Equity Funds - Small-Cap	20.1%
Equity Funds - International	19.7%
Fixed Income Funds - Intermediate-Term Bond	15.2%
Money Market Funds	3.8%
Short-Term Investments	1.2%
Total	100.0%

 Top Holdings % Net Assets1

Schwab S&P 500 Index Fund	40.0%
Schwab Small-Cap Index Fund	20.2%
Schwab International Index Fund	19.7%
Schwab Total Bond Market Fund	15.2%
Schwab Value Advantage Money Fund, Institutional Prime Shares	3.8%
Total	98.9%

Manager views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Schwab MarketTrack Portfolios

 Schwab MarketTrack Growth Portfoliotm

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2001 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment in Investor Shares1,3

April 6, 2006 – October 31, 2011
Performance of a Hypothetical
$100,000 Investment in P Shares1,3

 Average Annual Total Returns1,2

Portfolio Class and Inception Date	1 Year	5 Years	10 Years	Since Inception

Investor Shares (11/20/95)	4.55%	0.88%	4.64%	5.98%
P Shares (4/6/06)	4.77%	1.03%	n/a	1.76%
Growth Composite Index[3]	5.03%	1.41%	5.22%	(11/20/95) 6.38%
				(4/6/06) 2.18%
S&P 500® Index	8.09%	0.25%	3.69%	(11/20/95) 6.63%
				(4/6/06) 1.30%
Barclays Capital U.S. Aggregate Bond Index	5.00%	6.41%	5.46%	(11/20/95) 6.25%
				(4/6/06) 6.54%
Fund Category: Morningstar Large-Cap Blend	5.33%	-0.31%	3.46%	(11/20/95) 6.35%
				(4/6/06) 0.58%

Portfolio Expense Ratios4: Investor Shares: Net 0.70%; Gross 0.72% / P Shares: Net 0.55%; Gross 0.57%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Growth Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 60% Dow Jones U.S. Total Stock Market Index, 20% MSCI EAFE Index, 15% Barclays Capital U.S. Aggregate Bond Index, and 5% Barclays Capital U.S. Treasury Bills: 1-3 Months Index. The index is maintained by Charles Schwab Investment Management, Inc.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.20%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab MarketTrack Portfolios 9

Schwab MarketTrack Balanced Portfolio™

The Schwab MarketTrack Balanced Portfolio (the portfolio) seeks both capital growth and income. To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation includes bond, stock, and cash investments. The portfolio seeks to remain close to the target allocations of 60% stocks, 35% bonds, and 5% cash, and typically does not change its target allocation. The portfolio invests mainly in other Schwab Funds, including index funds, which seek to track the total returns of various market indices. (For more information concerning the portfolio’s objective, strategy, and risks, please see the portfolio’s prospectus.)

The portfolio returned 4.80% for the 12 months ended October 31, 2011. Its internally calculated comparative index, the Balanced Composite Index, returned 5.20%. Unlike the return of the portfolio, the return of the Balanced Composite Index does not include operational and transactional costs. Although the portfolio’s target allocations were broadly in line with those of the Balanced Composite Index, a comparative overweight in U.S. small-cap stocks improved both absolute and relative portfolio performance. (Please refer to footnote 3 on the following page for current index allocations.)

Turning to the market backdrop, U.S. stocks solidly outperformed international equities and U.S. fixed income securities. As measured by the Dow Jones U.S. Total Stock Market Index, U.S. stocks returned 8.10%, while the MSCI EAFE Index lost ground, returning -3.64%. Within the U.S. equity market, the large-cap Russell 1000 index returned 8.01%, comfortably outpacing the 6.71% return of the small-cap Russell 2000 Index. In the U.S. Bond market, the 5.00% gain of the Barclays Capital U.S. Aggregate Bond Index was considerably more than the 0.09% return of the Treasury Bill sector of the Barclays Capital U.S. Aggregate Bond Index.

Within the portfolio, the Schwab S&P 500 Index Fund represented the largest allocation, and had the most impact on the portfolio’s overall total return. This index fund returned 7.97%, less than the 8.09% advance generated by its comparative index, the S&P 500 Index. In addition, this allocation underperformed the Dow Jones U.S. Total Stock Market Index by a similar margin, and in doing so, slightly detracted from the portfolio’s performance compared with that of the Balanced Composite Index.

The next largest contributor to the portfolio’s total return was the Schwab Total Bond Market Fund. Although this fund added to the portfolio’s overall total return, its 4.47% return was less than the 5.00% return of its index, the Barclays Capital U.S. Aggregate Bond Index (the same index used within the Balanced Composite Index to gauge bond performance). As a result, this allocation slightly detracted from the portfolio’s relative performance.

An allocation in the Schwab Small-Cap Index Fund, which returned 8.45%, also contributed to the portfolio’s total return. Although this index fund narrowly underperformed the 8.59% return of its comparative index, the Schwab Small-Cap Index, it solidly outperformed the small-cap Russell 2000 Index. In addition, this index fund’s higher return than the Dow Jones U.S. Total Stock Market Index meant that this investment slice boosted the portfolio’s performance compared with the Balanced Composite Index.

Unlike U.S. stocks, global equities lost ground for the 12 months, weighed down in part by Europe’s ongoing and largely unresolved sovereign debt crisis. The Schwab International Index Fund returned -4.83%, roughly a full percentage point worse than its comparative index, the Schwab International Index. This international index fund’s performance was also more than a full percentage point below the return of the MSCI EAFE Index, which is used by the portfolio to gauge the performance of international stocks. As a result, this investment slice was the biggest detractor from the portfolio’s overall total return, while concurrently reducing the portfolio’s relative performance.

As of 10/31/11:

 Statistics

Number of Holdings	6
Portfolio Turnover Rate	25%

 Asset Class Weightings % of Investments

Fixed Income Fund -Intermediate-Term Bond	35.4%
Equity Funds - Large-Cap	30.0%
Equity Funds - Small-Cap	15.0%
Equity Funds - International	14.7%
Money Market Funds	3.9%
Short-Term Investments	1.0%
Total	100.0%

 Top Holdings % Net Assets1

Schwab Total Bond Market Fund	35.4%
Schwab S&P 500 Index Fund	30.0%
Schwab Small-Cap Index Fund	15.0%
Schwab International Index Fund	14.7%
Schwab Value Advantage Money Fund, Institutional Prime Shares	3.9%
Total	99.0%

Manager views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	This list is not a recommendation of any security by the investment adviser.

10 Schwab MarketTrack Portfolios

 Schwab MarketTrack Balanced Portfoliotm

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2001 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Portfolio and Inception Date	1 Year	5 Years	10 Years

Portfolio: Schwab MarketTrack Balanced Portfoliotm (11/20/95)	4.80%	1.70%	4.54%
Balanced Composite Index[3]	5.20%	2.83%	5.43%
S&P 500® Index	8.09%	0.25%	3.69%
Barclays Capital U.S. Aggregate Bond Index	5.00%	6.41%	5.46%
Fund Category: Morningstar Moderate Allocation	3.97%	1.96%	4.44%

Portfolio Expense Ratios4: Net 0.78%; Gross 0.80%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Balanced Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 45% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE Index, 35% Barclays Capital U.S. Aggregate Bond Index, and 5% Barclays Capital U.S. Treasury Bills: 1-3 Months Index. The index is maintained by Charles Schwab Investment Management, Inc.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the Portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.28%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab MarketTrack Portfolios 11

Schwab MarketTrack Conservative Portfolio™

The Schwab MarketTrack Conservative Portfolio (the portfolio) seeks income and more growth potential than an all-bond portfolio. To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation includes bond, stock, and cash investments. The portfolio seeks to remain close to the target allocations of 55% bonds, 40% stocks, 5% cash, and typically does not change its target allocation. The portfolio invests mainly in other Schwab Funds, including index funds, which seek to track the total returns of various market indices. (For more information concerning the portfolio’s objective, strategy, and risks, please see the portfolio’s prospectus.)

The portfolio returned 4.72% for the 12 months ended October 31, 2011. Its internally calculated comparative index, the Conservative Composite Index, returned 5.22%. Unlike the return of the portfolio, the return of the Conservative Composite Index does not include operational and transactional costs. Although the portfolio’s target allocations were broadly in line with those of the Conservative Composite Index, a comparative overweight in U.S. small-cap stocks improved both absolute and relative portfolio performance. (Please refer to footnote 3 on the following page for current index allocations.)

Turning to the market backdrop, U.S. stocks solidly outperformed international equities and U.S. fixed income securities. As measured by the Dow Jones U.S. Total Stock Market Index, U.S. stocks returned 8.10%, while the MSCI EAFE Index lost ground, returning -3.64%. Within the U.S. equity market, the large-cap Russell 1000 index returned 8.01%, comfortably outpacing the 6.71% return of the small-cap Russell 2000 Index. In the U.S. Bond market, the 5.00% gain of the Barclays Capital U.S. Aggregate Bond Index was considerably more than the 0.09% return of the Treasury Bill sector of the Barclays Capital U.S. Aggregate Bond Index.

Within the portfolio, the Schwab Total Bond Market Fund represented the largest allocation, and had the most impact on the portfolio’s overall total return. However, this index fund’s 4.47% return was less than the 5.00% return of the Barclays Capital U.S. Aggregate Bond Index (the same index used within the Conservative Composite Index to gauge bond performance). As a result, this allocation slightly detracted from the portfolio’s relative performance.

The portfolio’s equity holdings provided mixed results. Within this investment slice, the Schwab S&P 500 Index Fund returned 7.97%, less than the 8.09% advance generated by its comparative index, the S&P 500 Index. An allocation in the Schwab Small-Cap Index Fund, which returned 8.45% and fell only slightly short of the 8.59% return of its comparative index, the Schwab Small-Cap Index, also added to the portfolio’s total return. This index fund also solidly outperformed the small-cap Russell 2000 Index. Such a positive performance was not shared by the Schwab International Index Fund, which returned -4.83%, roughly a full percentage point worse than its comparative index, the Schwab International Index. This international index fund also underperformed the MSCI EAFE Index—used by the portfolio to gauge the performance of international stocks—by more than a full percentage point. As a result, this international stock index fund was the biggest detractor from the portfolio’s return, while concurrently reducing relative performance.

As of 10/31/11:

 Statistics

Number of Holdings	6
Portfolio Turnover Rate	30%

 Asset Class Weightings % of Investments

Fixed-Income Funds - Intermediate-Term Bond	55.6%
Equity Funds - Large-Cap	19.9%
Equity Funds - Small-Cap	9.9%
Equity Funds - International	9.7%
Money Market Funds	3.7%
Short-Term Investments	1.2%
Total	100.0%

 Top Holdings % Net Assets1

Schwab Total Bond Market Fund	55.6%
Schwab S&P 500 Index Fund	19.9%
Schwab Small-Cap Index Fund	9.9%
Schwab International Index Fund	9.7%
Schwab Value Advantage Money Fund, Institutional Prime Shares	3.7%
Total	98.8%

Manager views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	This list is not a recommendation of any security by the investment adviser.

12 Schwab MarketTrack Portfolios

 Schwab MarketTrack Conservative Portfoliotm

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2001 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Portfolio and Inception Date	1 Year	5 Years	10 Years

Portfolio: Schwab MarketTrack Conservative Portfoliotm (11/20/95)	4.72%	2.38%	4.34%
Conservative Composite Index[3]	5.22%	4.10%	5.51%
S&P 500® Index	8.09%	0.25%	3.69%
Barclays Capital U.S. Aggregate Bond Index	5.00%	6.41%	5.46%
Fund Category: Morningstar Conservative Allocation	3.42%	3.11%	4.44%

Portfolio Expense Ratios4: Net 0.87%; Gross 0.93%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Conservative Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 30% Dow Jones U.S. Total Stock Market Index, 10% MSCI EAFE Index, 55% Barclays Capital U.S. Aggregate Bond Index, and 5% Barclays Capital U.S. Treasury Bills: 1-3 Months Index. The index is maintained by Charles Schwab Investment Management, Inc.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the Portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.37%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab MarketTrack Portfolios 13

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2011 and held through October 31, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/11	at 10/31/11	5/1/11–10/31/11

Schwab MarketTrack All Equity Portfoliotm
Actual Return	0.50%	$1,000	$887.40	$2.38
Hypothetical 5% Return	0.50%	$1,000	$1,022.68	$2.55

Schwab MarketTrack Growth Portfoliotm
Investor Shares
Actual Return	0.50%	$1,000	$921.30	$2.42
Hypothetical 5% Return	0.50%	$1,000	$1,022.68	$2.55
P Shares
Actual Return	0.35%	$1,000	$922.30	$1.70
Hypothetical 5% Return	0.35%	$1,000	$1,023.44	$1.79

Schwab MarketTrack Balanced Portfoliotm
Actual Return	0.50%	$1,000	$953.60	$2.46
Hypothetical 5% Return	0.50%	$1,000	$1,022.68	$2.55

Schwab MarketTrack Conservative Portfoliotm
Actual Return	0.50%	$1,000	$984.70	$2.50
Hypothetical 5% Return	0.50%	$1,000	$1,022.68	$2.55

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights. The expenses incurred by the underlying funds in which the funds invest are not included in this ratio.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

14 Schwab MarketTrack Portfolios

Schwab MarketTrack All Equity Portfolio™

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	11/1/06–
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	11.30	9.82	9.44	15.58	13.63

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.12	0.30	0.20	0.21
Net realized and unrealized gains (losses)	0.27	1.50	0.83	(6.11)	2.01

Total from investment operations	0.43	1.62	1.13	(5.91)	2.22
Less distributions:
Distributions from net investment income	(0.21)	(0.14)	(0.23)	(0.22)	(0.27)
Distributions from net realized gains	—	—	(0.52)	(0.01)	—

Total distributions	(0.21)	(0.14)	(0.75)	(0.23)	(0.27)

Net asset value at end of period	11.52	11.30	9.82	9.44	15.58

Total return (%)	3.76	16.62	13.54	(38.46)	16.55

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.53	0.54	0.67	0.73	0.72
Net investment income (loss)	1.37	1.14	3.46	1.46	1.24
Portfolio turnover rate	12	8	10	10	0 [2]
Net assets, end of period ($ x 1,000,000)	476	489	461	429	682

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
2 Less than 1%.

See financial notes 15

 Schwab MarketTrack All Equity Portfolio

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.6%	Other Investment Companies	416,675,338	474,724,731
0.4%	Short-Term Investment	1,792,677	1,792,677

100.0%	Total Investments	418,468,015	476,517,408
0.0%	Other Assets and Liabilities, Net		(101,298)

100.0%	Total Net Assets		476,416,110

	Number	Value
Security	of Shares	($)

Other Investment Companies 99.6% of net assets

Equity Funds 99.6%

International 29.6%
Schwab International Index Fund (a)	8,806,065	141,073,166

Large-Cap 44.9%
Schwab S&P 500 Index Fund (a)	10,805,051	214,156,117

Small-Cap 25.1%
Schwab Small-Cap Index Fund (a)	5,814,864	119,495,448

Total Other Investment Companies
(Cost $416,675,338)		474,724,731

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.4% of net assets

Time Deposit 0.4%
Bank of America
0.03%, 11/01/11	1,792,677	1,792,677

Total Short-Term Investment
(Cost $1,792,677)		1,792,677

End of Investments.

At 10/31/11, the tax basis cost of the fund’s investments was $441,736,025 and the unrealized appreciation and depreciation were $34,781,383 and ($0), respectively, with a net unrealized appreciation of $34,781,383.

(a)	Issuer is affiliated with the fund’s adviser.

16 See financial notes

 Schwab MarketTrack All Equity Portfolio

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments in affiliated underlying funds, at value (cost $416,675,338)		$474,724,731
Investments in unaffiliated issuers, at value (cost $1,792,677)	+	1,792,677

Total investments, at value (cost $418,468,015)		476,517,408
Receivables:
Fund shares sold		150,791
Interest		2
Prepaid expenses	+	14,093

Total assets		476,682,294

Liabilities

Payables:
Investment adviser and administrator fees		8,266
Shareholder service fees		10,841
Fund shares redeemed		186,281
Accrued expenses	+	60,796

Total liabilities		266,184

Net Assets

Total assets		476,682,294
Total liabilities	−	266,184

Net assets		$476,416,110

Net Assets by Source
Capital received from investors		492,790,057
Net realized capital losses		(74,423,340)
Net unrealized capital gains		58,049,393

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$476,416,110		41,357,673		$11.52

See financial notes 17

 Schwab MarketTrack All Equity Portfolio

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends received from affiliated underlying funds		$9,549,078
Interest	+	580

Total investment income		9,549,658

Expenses

Investment adviser and administrator fees		1,173,116
Shareholder service fees		1,254,361
Shareholder reports		79,047
Professional fees		49,347
Transfer agent fees		36,054
Portfolio accounting fees		26,104
Registration fees		25,766
Custodian fees		12,791
Trustees’ fees		9,598
Other expenses	+	46,144

Total expenses		2,712,328
Expense reduction by CSIM and its affiliates	−	162,076

Net expenses	−	2,550,252

Net investment income		6,999,406

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		339,578
Net realized gains on sales of affiliated underlying funds		75,313
Net realized gains on unaffiliated investments	+	318

Net realized gains		415,209
Net unrealized gains on affiliated underlying funds	+	12,035,738

Net realized and unrealized gains		12,450,947

Increase in net assets resulting from operations		$19,450,353

18 See financial notes

 Schwab MarketTrack All Equity Portfolio

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$6,999,406	$5,427,072
Net realized gains (losses)		415,209	(12,137,638)
Net unrealized gains	+	12,035,738	79,404,855

Increase in net assets from operations		19,450,353	72,694,289

Distributions to Shareholders

Distributions from net investment income		($9,214,430)	($6,503,913)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,888,921	$70,518,573	4,882,516	$51,641,399
Shares reinvested		719,642	8,721,290	582,150	6,141,683
Shares redeemed	+	(8,520,403)	(101,904,500)	(9,135,207)	(96,082,498)

Net transactions in fund shares		(1,911,840)	($22,664,637)	(3,670,541)	($38,299,416)

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		43,269,513	$488,844,824	46,940,054	$460,953,864
Total increase or decrease	+	(1,911,840)	(12,428,714)	(3,670,541)	27,890,960

End of period		41,357,673	$476,416,110	43,269,513	$488,844,824

Net investment income not yet distributed			$—		$80,791

See financial notes 19

Schwab MarketTrack Growth Portfolio™

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	11/1/06–
Investor Shares	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	16.35	14.51	13.71	21.09	19.16

Income (loss) from investment operations:
Net investment income (loss)	0.24	0.19	0.39	0.37	0.40
Net realized and unrealized gains (losses)	0.51	1.95	1.25	(6.94)	2.16

Total from investment operations	0.75	2.14	1.64	(6.57)	2.56
Less distributions:
Distributions from net investment income	(0.25)	(0.30)	(0.40)	(0.41)	(0.46)
Distributions from net realized gains	—	—	(0.44)	(0.40)	(0.17)

Total distributions	(0.25)	(0.30)	(0.84)	(0.81)	(0.63)

Net asset value at end of period	16.85	16.35	14.51	13.71	21.09

Total return (%)	4.55	14.86	12.95	(32.27)	13.69

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.52	0.52	0.66	0.71	0.70
Net investment income (loss)	1.39	1.25	3.03	1.99	1.94
Portfolio turnover rate	17	14	23	10	4
Net assets, end of period ($ x 1,000,000)	562	549	507	454	686

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	11/1/06–
P Shares	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	16.35	14.51	13.72	21.10	19.18

Income (loss) from investment operations:
Net investment income (loss)	0.26	0.21	0.43	0.37	0.42
Net realized and unrealized gains (losses)	0.52	1.94	1.22	(6.91)	2.16

Total from investment operations	0.78	2.15	1.65	(6.54)	2.58
Less distributions:
Distributions from net investment income	(0.27)	(0.31)	(0.42)	(0.44)	(0.49)
Distributions from net realized gains	—	—	(0.44)	(0.40)	(0.17)

Total distributions	(0.27)	(0.31)	(0.86)	(0.84)	(0.66)

Net asset value at end of period	16.86	16.35	14.51	13.72	21.10

Total return (%)	4.77	15.00	13.09	(32.14)	13.83

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.35	0.35	0.35	0.35	0.35
Gross operating expenses[1]	0.38	0.37	0.51	0.56	0.55
Net investment income (loss)	1.46	1.43	3.31	2.10	2.07
Portfolio turnover rate	17	14	23	10	4
Net assets, end of period ($ x 1,000,000)	97	88	84	94	138

1 The expenses incurred by the underlying funds in which the portfolio invests are not included in this ratio.

20 See financial notes

 Schwab MarketTrack Growth Portfolio

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

98.9%		Other Investment Companies	513,587,530	650,541,728
1.2%		Short-Term Investment	8,047,002	8,047,002

100.1%		Total Investments	521,634,532	658,588,730
(0	.1)%	Other Assets and Liabilities, Net		(352,697)

100.0%		Total Net Assets		658,236,033

	Number	Value
Security	of Shares	($)

Other Investment Companies 98.9% of net assets

Equity Funds 79.9%

International 19.7%
Schwab International Index Fund (a)	8,089,359	129,591,530

Large-Cap 40.0%
Schwab S&P 500 Index Fund (a)	13,296,624	263,539,078

Small-Cap 20.2%
Schwab Small-Cap Index Fund (a)	6,450,906	132,566,110

		525,696,718

Fixed-Income Fund 15.2%

Intermediate-Term Bond 15.2%
Schwab Total Bond Market Fund (a)	10,461,993	99,807,417

Money Market Fund 3.8%
Schwab Value Advantage Money Fund, Institutional Prime Shares (a)	25,037,593	25,037,593

Total Other Investment Companies
(Cost $513,587,530)		650,541,728

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 1.2% of net assets

Time Deposit 1.2%
Bank of America
0.03%, 11/01/11	8,047,002	8,047,002

Total Short-Term Investment
(Cost $8,047,002)		8,047,002

End of Investments.

At 10/31/11, the tax basis cost of the fund’s investments was $528,210,965 and the unrealized appreciation and depreciation were $130,377,765 and ($0), respectively, with a net unrealized appreciation of $130,377,765 .

(a)	Issuer is affiliated with the fund’s adviser.

See financial notes 21

 Schwab MarketTrack Growth Portfolio

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments in affiliated underlying funds, at value (cost $513,587,530)		$650,541,728
Investments in unaffiliated issuers, at value (cost $8,047,002)	+	8,047,002

Total investments, at value (cost $521,634,532)		658,588,730
Receivables:
Fund shares sold		365,283
Dividends		218,265
Interest		7
Prepaid expenses	+	18,525

Total assets		659,190,810

Liabilities

Payables:
Investments bought		217,473
Investment adviser and administrator fees		11,332
Shareholder service fees		13,666
Fund shares redeemed		652,677
Accrued expenses	+	59,629

Total liabilities		954,777

Net Assets

Total assets		659,190,810
Total liabilities	−	954,777

Net assets		$658,236,033

Net Assets by Source
Capital received from investors		558,712,291
Net realized capital losses		(37,430,456)
Net unrealized capital gains		136,954,198

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$561,505,237		33,318,642		$16.85
P Shares	$96,730,796		5,737,949		$16.86

22 See financial notes

 Schwab MarketTrack Growth Portfolio

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends received from affiliated underlying funds		$12,690,557
Interest	+	2,914

Total investment income		12,693,471

Expenses

Investment adviser and administrator fees		1,557,415
Shareholder service fees:
Investor Shares		1,424,023
P Shares		100,441
Shareholder reports		68,945
Professional fees		54,091
Transfer agent fees		42,392
Registration fees		30,863
Portfolio accounting fees		29,675
Custodian fees		15,746
Trustees’ fees		10,747
Other expenses	+	62,884

Total expenses		3,397,222
Expense reduction by CSIM and its affiliates	−	162,198

Net expenses	−	3,235,024

Net investment income		9,458,447

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		356,861
Net realized gains on sales of affiliated underlying funds		3,218,977
Net realized gains on unaffiliated investments	+	9,004

Net realized gains		3,584,842
Net unrealized gains on affiliated underlying funds	+	16,466,332

Net realized and unrealized gains		20,051,174

Increase in net assets resulting from operations		$29,509,621

See financial notes 23

 Schwab MarketTrack Growth Portfolio

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$9,458,447	$7,884,639
Net realized gains (losses)		3,584,842	(2,698,263)
Net unrealized gains	+	16,466,332	79,865,539

Increase in net assets from operations		29,509,621	85,051,915

Distributions to Shareholders

Distributions from net investment income
Investor Shares		(8,214,913)	(10,262,889)
P Shares	+	(1,545,531)	(1,818,947)

Total distributions from net investment income		($9,760,444)	($12,081,836)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		4,827,264	$82,645,614	4,875,569	$75,097,555
P Shares		1,047,316	17,774,937	588,557	9,064,298

Total shares sold		5,874,580	$100,420,551	5,464,126	$84,161,853

Shares Reinvested
Investor Shares		462,317	$7,831,643	642,346	$9,802,192
P Shares	+	91,343	1,545,531	119,275	1,818,947

Total shares reinvested		553,660	$9,377,174	761,621	$11,621,139

Shares Redeemed
Investor Shares		(5,542,830)	($94,754,492)	(6,890,543)	($105,976,752)
P Shares	+	(808,713)	(13,850,276)	(1,063,878)	(16,337,229)

Total shares redeemed		(6,351,543)	($108,604,768)	(7,954,421)	($122,313,981)

Net transactions in fund shares		76,697	$1,192,957	(1,728,674)	($26,530,989)

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		38,979,894	$637,293,899	40,708,568	$590,854,809
Total increase or decrease	+	76,697	20,942,134	(1,728,674)	46,439,090

End of period		39,056,591	$658,236,033	38,979,894	$637,293,899

Net investment income not yet distributed			$—		$45,521

24 See financial notes

Schwab MarketTrack Balanced Portfolio™

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	11/1/06–
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	14.96	13.54	12.74	18.13	17.04

Income (loss) from investment operations:
Net investment income (loss)	0.25	0.23	0.38	0.42	0.47
Net realized and unrealized gains (losses)	0.46	1.50	1.11	(5.06)	1.41

Total from investment operations	0.71	1.73	1.49	(4.64)	1.88
Less distributions:
Distributions from net investment income	(0.26)	(0.31)	(0.44)	(0.48)	(0.50)
Distributions from net realized gains	—	—	(0.25)	(0.27)	(0.29)

Total distributions	(0.26)	(0.31)	(0.69)	(0.75)	(0.79)

Net asset value at end of period	15.41	14.96	13.54	12.74	18.13

Total return (%)	4.80	12.92	12.41	(26.59)	11.38

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.52	0.52	0.66	0.72	0.72
Net investment income (loss)	1.64	1.59	3.09	2.57	2.65
Portfolio turnover rate	25	22	30	17	6
Net assets, end of period ($ x 1,000,000)	432	450	434	405	598

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.

See financial notes 25

 Schwab MarketTrack Balanced Portfolio

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.0%	Other Investment Companies	336,555,940	428,079,256
1.0%	Short-Term Investment	4,355,392	4,355,392

100.0%	Total Investments	340,911,332	432,434,648
0.0%	Other Assets and Liabilities, Net		(100,515)

100.0%	Total Net Assets		432,334,133

	Number	Value
Security	of Shares	($)

Other Investment Companies 99.0% of net assets

Equity Funds 59.7%

International 14.7%
Schwab International Index Fund (a)	3,955,647	63,369,460

Large-Cap 30.0%
Schwab S&P 500 Index Fund (a)	6,549,863	129,818,275

Small-Cap 15.0%
Schwab Small-Cap Index Fund (a)	3,148,403	64,699,679

		257,887,414

Fixed-Income Fund 35.4%

Intermediate-Term Bond 35.4%
Schwab Total Bond Market Fund (a)	16,055,272	153,167,293

Money Market Fund 3.9%
Schwab Value Advantage Money Fund, Institutional Prime Shares (a)	17,024,549	17,024,549

Total Other Investment Companies
(Cost $336,555,940)		428,079,256

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 1.0% of net assets

Time Deposit 1.0%
Bank of America
0.03%, 11/01/11	4,355,392	4,355,392

Total Short-Term Investment
(Cost $4,355,392)		4,355,392

End of Investments.

At 10/31/11, the tax basis cost of the fund’s investments was $350,008,102 and the unrealized appreciation and depreciation were $82,426,546 and ($0), respectively, with a net unrealized appreciation of $82,426,546.

(a)	Issuer is affiliated with the fund’s adviser.

26 See financial notes

 Schwab MarketTrack Balanced Portfolio

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments in affiliated underlying funds, at value (cost $336,555,940)		$428,079,256
Investments in unaffiliated issuers, at value (cost $4,355,392)	+	4,355,392

Total investments, at value (cost $340,911,332)		432,434,648
Receivables:
Dividends		339,936
Fund shares sold		252,778
Interest		4
Prepaid expenses	+	12,894

Total assets		433,040,260

Liabilities

Payables:
Investments bought		338,791
Investment adviser and administrator fees		7,669
Shareholder service fees		9,673
Fund shares redeemed		314,716
Accrued expenses	+	35,278

Total liabilities		706,127

Net Assets

Total assets		433,040,260
Total liabilities	−	706,127

Net assets		$432,334,133

Net Assets by Source
Capital received from investors		362,590,914
Net investment income not yet distributed		1,914,159
Net realized capital losses		(23,694,256)
Net unrealized capital gains		91,523,316

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$432,334,133		28,056,680		$15.41

See financial notes 27

 Schwab MarketTrack Balanced Portfolio

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends received from affiliated underlying funds		$9,677,546
Interest	+	2,065

Total investment income		9,679,611

Expenses

Investment adviser and administrator fees		1,040,524
Shareholder service fees		1,117,705
Professional fees		48,154
Shareholder reports		36,129
Registration fees		28,385
Portfolio accounting fees		24,767
Transfer agent fees		22,331
Custodian fees		11,922
Trustees’ fees		9,104
Other expenses	+	29,695

Total expenses		2,368,716
Expense reduction by CSIM and its affiliates	−	106,708

Net expenses	−	2,262,008

Net investment income		7,417,603

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from unaffiliated underlying funds		184,625
Net realized gains on sales of affiliated underlying funds		4,683,475
Net realized gains on unaffiliated investments	+	5,365

Net realized gains		4,873,465
Net unrealized gains on affiliated underlying funds	+	8,580,707

Net realized and unrealized gains		13,454,172

Increase in net assets resulting from operations		$20,871,775

28 See financial notes

 Schwab MarketTrack Balanced Portfolio

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$7,417,603	$7,133,210
Net realized gains (losses)		4,873,465	(128,108)
Net unrealized gains	+	8,580,707	47,433,595

Increase in net assets from operations		20,871,775	54,438,697

Distributions to Shareholders

Distributions from net investment income		($7,870,626)	($9,784,254)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,114,207	$63,537,948	5,532,474	$78,152,749
Shares reinvested		488,528	7,420,735	663,279	9,246,104
Shares redeemed	+	(6,613,253)	(101,539,037)	(8,151,500)	(115,669,242)

Net transactions in fund shares		(2,010,518)	($30,580,354)	(1,955,747)	($28,270,389)

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		30,067,198	$449,913,338	32,022,945	$433,529,284
Total increase or decrease	+	(2,010,518)	(17,579,205)	(1,955,747)	16,384,054

End of period		28,056,680	$432,334,133	30,067,198	$449,913,338

Net investment income not yet distributed			$1,914,159		$2,367,182

See financial notes 29

Schwab MarketTrack Conservative Portfolio™

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	11/1/06–
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	13.22	12.15	11.34	14.90	14.33

Income (loss) from investment operations:
Net investment income (loss)	0.25	0.24	0.37	0.43	0.49
Net realized and unrealized gains (losses)	0.37	1.08	0.91	(3.40)	0.78

Total from investment operations	0.62	1.32	1.28	(2.97)	1.27
Less distributions:
Distributions from net investment income	(0.25)	(0.25)	(0.38)	(0.46)	(0.51)
Distributions from net realized gains	—	—	(0.09)	(0.13)	(0.19)

Total distributions	(0.25)	(0.25)	(0.47)	(0.59)	(0.70)

Net asset value at end of period	13.59	13.22	12.15	11.34	14.90

Total return (%)	4.72	10.98	11.72	(20.59)	9.12

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.55	0.56	0.68	0.74	0.73
Net investment income (loss)	1.84	1.93	3.31	3.12	3.37
Portfolio turnover rate	30	25	25	16	4
Net assets, end of period ($ x 1,000,000)	198	194	181	182	252

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.

30 See financial notes

 Schwab MarketTrack Conservative Portfolio

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.8%	Other Investment Companies	163,460,335	195,719,306
1.2%	Short-Term Investment	2,351,549	2,351,549

100.0%	Total Investments	165,811,884	198,070,855
0.0%	Other Assets and Liabilities, Net		(14,333)

100.0%	Total Net Assets		198,056,522

	Number	Value
Security	of Shares	($)

Other Investment Companies 98.8% of net assets

Equity Funds 39.5%

International 9.7%
Schwab International Index Fund (a)	1,197,306	19,180,841

Large-Cap 19.9%
Schwab S&P 500 Index Fund (a)	1,989,652	39,434,907

Small-Cap 9.9%
Schwab Small-Cap Index Fund (a)	957,292	19,672,347

		78,288,095

Fixed-Income Fund 55.6%

Intermediate-Term Bond 55.6%
Schwab Total Bond Market Fund (a)	11,540,635	110,097,658

Money Market Fund 3.7%
Schwab Value Advantage Money Fund, Institutional Prime Shares (a)	7,333,553	7,333,553

Total Other Investment Companies
(Cost $163,460,335)		195,719,306

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 1.2% of net assets

Time Deposit 1.2%
Bank of America
0.03%, 11/01/11	2,351,549	2,351,549

Total Short-Term Investment
(Cost $2,351,549)		2,351,549

End of Investments.

At 10/31/11 the tax basis cost of the fund’s investments was $174,367,968 and the unrealized appreciation and depreciation were $23,702,887 and ($0), respectively, with a net unrealized appreciation of $23,702,887.

(a)	Issuer is affiliated with the fund’s adviser.

See financial notes 31

 Schwab MarketTrack Conservative Portfolio

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments in affiliated underlying funds, at value (cost $163,460,335)		$195,719,306
Investments in unaffiliated issuers, at value (cost $2,351,549)	+	2,351,549

Total investments, at value (cost $165,811,884)		198,070,855
Receivables:
Dividends		243,726
Fund shares sold		125,554
Interest		2
Prepaid expenses	+	5,522

Total assets		198,445,659

Liabilities

Payables:
Investments bought		242,921
Investment adviser and administrator fees		3,134
Shareholder service fees		5,016
Fund shares redeemed		102,751
Accrued expenses	+	35,315

Total liabilities		389,137

Net Assets

Total assets		198,445,659
Total liabilities	−	389,137

Net assets		$198,056,522

Net Assets by Source
Capital received from investors		185,221,250
Net investment income not yet distributed		175,220
Net realized capital losses		(19,598,919)
Net unrealized capital gains		32,258,971

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$198,056,522		14,575,263		$13.59

32 See financial notes

 Schwab MarketTrack Conservative Portfolio

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends received from affiliated underlying funds		$4,570,374
Interest	+	683

Total investment income		4,571,057

Expenses

Investment adviser and administrator fees		449,256
Shareholder service fees		480,818
Professional fees		41,435
Registration fees		25,684
Portfolio accounting fees		19,186
Transfer agent fees		18,374
Shareholder reports		15,758
Trustees’ fees		7,253
Custodian fees		7,011
Other expenses	+	14,262

Total expenses		1,079,037
Expense reduction by CSIM and its affiliates	−	102,394

Net expenses	−	976,643

Net investment income		3,594,414

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		52,566
Net realized gains on sales of affiliated underlying funds		1,419,480
Net realized gains on unaffiliated investments	+	1,186

Net realized gains		1,473,232
Net unrealized gains on affiliated underlying funds	+	3,857,853

Net realized and unrealized gains		5,331,085

Increase in net assets resulting from operations		$8,925,499

See financial notes 33

 Schwab MarketTrack Conservative Portfolio

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$3,594,414	$3,617,325
Net realized gains		1,473,232	576,992
Net unrealized gains	+	3,857,853	15,393,384

Increase in net assets from operations		8,925,499	19,587,701

Distributions to Shareholders

Distributions from net investment income		($3,583,353)	($3,682,697)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,029,561	$40,809,530	2,981,834	$37,612,079
Shares reinvested		250,464	3,340,890	274,287	3,440,538
Shares redeemed	+	(3,372,192)	(45,344,064)	(3,459,761)	(43,727,266)

Net transactions in fund shares		(92,167)	($1,193,644)	(203,640)	($2,674,649)

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		14,667,430	$193,908,020	14,871,070	$180,677,665
Total increase or decrease	+	(92,167)	4,148,502	(203,640)	13,230,355

End of period		14,575,263	$198,056,522	14,667,430	$193,908,020

Net investment income not yet distributed			$175,220		$164,159

34 See financial notes

 Schwab MarketTrack Portfolios

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab Financial Services Fund
Schwab MarketTrack All Equity Portfolio	Schwab Health Care Fund
Schwab MarketTrack Growth Portfolio	Schwab International Core Equity Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2010 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Target 2015 Fund
Schwab S&P 500 Index Fund	Schwab Target 2020 Fund
Schwab Small-Cap Index Fund	Schwab Target 2025 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2030 Fund
Schwab International Index Fund	Schwab Target 2035 Fund
Laudus Small-Cap MarketMasters Fund	Schwab Target 2040 Fund
Laudus International MarketMasters Fund	Schwab Fundamental US Large Company Index Fund
Schwab Balanced Fund	Schwab Fundamental US Small-Mid Company Index Fund
Schwab Premier Equity Fund	Schwab Fundamental International Large Company Index Fund
Schwab Core Equity Fund	Schwab Fundamental International Small-Mid Company Index Fund
Schwab Dividend Equity Fund	Schwab Fundamental Emerging Markets Index Fund
Schwab Large-Cap Growth Fund	Schwab Monthly Income Fund-Moderate Payout
Schwab Small-Cap Equity Fund	Schwab Monthly Income Fund-Enhanced Payout
Schwab Hedged Equity Fund	Schwab Monthly Income Fund-Maximum Payout

The Schwab MarketTrack Portfolios are primarily “fund of funds”. Each of the funds seeks to achieve its investment objective by investing mainly in a combination of other Schwab Funds (underlying funds) in accordance with its target portfolio allocation. The funds may also invest directly in equity or fixed income securities, cash equivalents and futures to achieve their investment objectives. Each fund bears its share of the allocable expenses of the underlying funds in which they invest.

Schwab MarketTrack Growth Portfolio offers two share classes: Investor Shares and P Shares. Shares of each class represent an interest in the same fund, but each class has different expenses and investment minimums. Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio, each offer one share class.

Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value (“NAV”) which is the price for all outstanding shares of a fund or share class, as applicable. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Underlying funds: valued at their respective net asset values.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

 35

 Schwab MarketTrack Portfolios

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted prices for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted prices. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of October 31, 2011:

Schwab MarketTrack All Equity Portfolio

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$474,724,731	$—	$—	$474,724,731
Short-Term Investment(a)	—	1,792,677	—	1,792,677

Total	$474,724,731	$1,792,677	$—	$476,517,408

36

 Schwab MarketTrack Portfolios

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Schwab MarketTrack Growth Portfolio

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$650,541,728	$—	$—	$650,541,728
Short-Term Investment(a)	—	8,047,002	—	8,047,002

Total	$650,541,728	$8,047,002	$—	$658,588,730

Schwab MarketTrack Balanced Portfolio

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$428,079,256	$—	$—	$428,079,256
Short-Term Investment(a)	—	4,355,392	—	4,355,392

Total	$428,079,256	$4,355,392	$—	$432,434,648

Schwab MarketTrack Conservative Portfolio

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$195,719,306	$—	$—	$195,719,306
Short-Term Investment(a)	—	2,351,549	—	2,351,549

Total	$195,719,306	$2,351,549	$—	$198,070,855

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

The funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1 and Level 2 for the period ended October 31, 2011.

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

(d) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

 37

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

(e) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year, except for the Schwab MarketTrack Conservative Portfolio, which makes distributions from net investment income quarterly.

(f) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(g) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year except for the Schwab MarketTrack Conservative Portfolio, which typically makes distributions at the end of every calendar quarter. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(h) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(i) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Asset Allocation Risk. The funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments will cause the funds to underperform other funds with a similar investment objective.

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Financial Notes (continued)

3. Risk Factors (continued):

Market Risk. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the funds will fluctuate, which means that an investor could lose money.

Underlying Fund Investment Risk. The value of your investment in the funds is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although a fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.

•	Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•	Investment Style Risk. The underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Each underlying fund follows these stocks during upturns as well as downturns. Because of their indexing strategy, the underlying funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index.

•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•	Tracking Error Risk. As an index fund, each underlying fund seeks to track the performance of its benchmark indices, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

•	Large-Cap Risk. Many of the risks of the underlying funds are associated with their investment in the large-cap segments of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments - bonds or mid- or small- cap stocks, for instance - an underlying fund’s large-cap holdings could reduce performance.

•	Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments - large-cap and mid-cap stocks, for instance - an underlying fund’s small-cap holdings could reduce performance.

•	Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

•	Currency Risk. As a result of an underlying fund’s investments in securities denominated in, and/or receiving revenues in foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in a fund would be adversely affected.

•	Derivatives Risk. An underlying fund’s use of derivatives instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested.

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Financial Notes (continued)

3. Risk Factors (continued):

•	Debt Securities Risk. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Underlying fund performance also could be affected if an issuer or guarantor of a bond held by a fund fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to their issuer’s ability to make timely payments or otherwise honor their obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy.

•	Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

•	Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Direct Investment Risk. A fund may invest directly in individual securities to maintain its allocations. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to each fund, CSIM is entitled to receive an annual fee of 0.23% payable monthly based on each fund’s average daily net assets.

The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25% except for the Schwab MarketTrack Growth Portfolio’s P Shares, which is subject to such annual fee up to 0.10%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement (“expense limitation”) with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the funds’ Board of Trustees, to limit the total annual fund operating expenses, excluding interest, taxes and certain non-routine expenses. The expense limitation as a percentage of average daily net assets is as follows:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio

Investor Shares	0.50%	0.50%	0.50%	0.50%
P Shares*	n/a	0.35%	n/a	n/a

*	P Shares are currently only offered by Schwab MarketTrack Growth Portfolio

40

 Schwab MarketTrack Portfolios

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.

The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2011, the percentages of shares of other related funds owned by each Schwab MarketTrack Portfolio are:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio

Equity Funds:

International:
Schwab International Index Fund	10.3%	9.4%	4.6%	1.4%
Large-Cap:
Schwab S&P 500 Index Fund	2.0%	2.4%	1.2%	0.4%
Small-Cap:
Schwab Small-Cap Index Fund	8.0%	8.8%	4.3%	1.3%

Fixed-Income Funds:

Intermediate-Term Bond:
Schwab Total Bond Market Fund	—%	10.8%	16.6%	11.9%

Money Market Fund:
Schwab Value Advantage Money Fund	—%	0.1%	0.1%	0.0% *

*	Less than 0.05%

Below is a summary of the funds’ transactions with their affiliated underlying funds during the period ended October 31, 2011.

Schwab MarketTrack All Equity Portfolio:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/10	11/01/10
Underlying Funds	10/31/10	Additions	Sales	10/31/11	10/31/11	to 10/31/11	to 10/31/11

Equity Funds:

International:
Schwab International Index Fund	8,401,452	1,943,824	(1,539,211)	8,806,065	$141,073,166	$334,625	$4,173,679
Large-Cap:
Schwab S&P 500 Index Fund	11,775,575	623,096	(1,593,620)	10,805,051	214,156,117	(1,875,757)	4,174,704
Small-Cap:
Schwab Small-Cap Index Fund	6,355,194	816,006	(1,356,336)	5,814,864	119,495,448	1,616,445	1,540,273

Total					$474,724,731	$75,313	$9,888,656

 41

 Schwab MarketTrack Portfolios

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab MarketTrack Growth Portfolio:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/10	11/01/10
Underlying Funds	10/31/10	Additions	Sales	10/31/11	10/31/11	to 10/31/11	to 10/31/11

Equity Funds:

International:
Schwab International Index Fund	7,394,953	1,771,780	(1,077,374)	8,089,359	$129,591,530	$120,194	$3,617,204
Large-Cap:
Schwab S&P 500 Index Fund	13,732,839	819,034	(1,255,249)	13,296,624	263,539,078	422,199	4,865,275
Small-Cap:
Schwab Small-Cap Index Fund	6,678,878	1,373,401	(1,601,373)	6,450,906	132,566,110	3,062,849	1,618,665

Fixed-Income Fund:

Intermediate-Term Bond:
Schwab Total Bond Market Fund	10,027,378	4,349,965	(3,915,350)	10,461,993	99,807,417	(386,265)	2,928,857

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	23,018,711	2,018,882	—	25,037,593	25,037,593	—	17,417

Total					$650,541,728	$3,218,977	$13,047,418

Schwab MarketTrack Balanced Portfolio:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/10	11/01/10
Underlying Funds	10/31/10	Additions	Sales	10/31/11	10/31/11	to 10/31/11	to 10/31/11

Equity Funds:

International:
Schwab International Index Fund	3,918,369	1,033,418	(996,140)	3,955,647	$63,369,460	$765,161	$1,895,524
Large-Cap:
Schwab S&P 500 Index Fund	7,219,661	1,173,813	(1,843,611)	6,549,863	129,818,275	1,068,260	2,531,772
Small-Cap:
Schwab Small-Cap Index Fund	3,537,995	1,013,423	(1,403,015)	3,148,403	64,699,679	3,472,051	837,432

Fixed-Income Fund:

Intermediate-Term Bond:
Schwab Total Bond Market Fund	16,731,545	5,488,627	(6,164,900)	16,055,272	153,167,293	(621,997)	4,586,049

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	15,012,203	2,012,346	—	17,024,549	17,024,549	—	11,394

Total					$428,079,256	$4,683,475	$9,862,171

42

 Schwab MarketTrack Portfolios

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab MarketTrack Conservative Portfolio:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/10	11/01/10
Underlying Funds	10/31/10	Additions	Sales	10/31/11	10/31/11	to 10/31/11	to 10/31/11

Equity Funds:

International:
Schwab International Index Fund	1,123,022	474,158	(399,874)	1,197,306	$19,180,841	$240,479	$543,011
Large-Cap:
Schwab S&P 500 Index Fund	2,098,017	628,376	(736,741)	1,989,652	39,434,907	812,669	720,337
Small-Cap:
Schwab Small-Cap Index Fund	1,015,787	423,537	(482,032)	957,292	19,672,347	938,697	238,430

Fixed-Income Fund:

Intermediate-Term Bond:
Schwab Total Bond Market Fund	11,315,522	3,325,845	(3,100,732)	11,540,635	110,097,658	(572,365)	3,115,649

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	7,327,572	5,981	—	7,333,553	7,333,553	—	5,513

Total					$195,719,306	$1,419,480	$4,622,940

*	Distributions received include distributions from net investment income and capital gains from the underlying funds.

The funds may also let a related party own shares of the funds. As of October 31, 2011, the shares owned by Schwab Charitable Giving Trust (an affiliate of Schwab) as a percentage of the total shares of the Schwab MarketTrack Growth Portfolio is 14.7%.

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2011, the funds had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

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Financial Notes (continued)

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2011, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab MarketTrack All Equity Portfolio	$61,688,656	$86,600,000
Schwab MarketTrack Growth Portfolio	113,568,749	112,900,000
Schwab MarketTrack Balanced Portfolio	112,062,983	140,230,000
Schwab MarketTrack Conservative Portfolio	58,928,268	60,335,000

9. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/10-10/31/11)	(11/1/09-10/31/10)

Schwab MarketTrack All Equity Portfolio	$100,836	$9,734
Schwab MarketTrack Growth Portfolio	9,915	14,346
Schwab MarketTrack Balanced Portfolio	5,707	4,075
Schwab MarketTrack Conservative Portfolio	10,851	3,235

10. Federal Income Taxes:

As of October 31, 2011, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio

Undistributed ordinary income	$—	$—	$1,914,160	$175,221
Undistributed long-term capital gains	—	—	—	—
Unrealized appreciation on investments	34,781,383	130,377,765	82,426,546	23,702,887
Other unrealized appreciation/(depreciation)	—	—	—	—

Net unrealized appreciation/(depreciation)	$34,781,383	$130,377,765	$82,426,546	$23,702,887

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

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Financial Notes (continued)

10. Federal Income Taxes (continued):

Capital loss carryforwards may be used to offset future realized capital gains, for federal income tax purposes. For the year ended October 31, 2011, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
Expiration Date	Portfolio*	Portfolio	Portfolio	Portfolio

October 31, 2016	$11,526,446	$—	$—	$—
October 31, 2017	31,279,738	29,935,589	14,597,486	11,042,838
October 31, 2018	8,349,147	918,434	—	—

Total	$51,155,331	$30,854,023	$14,597,486	$11,042,838

For the year ended October 31, 2011, the funds had capital losses utilized as follows:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio*	Portfolio	Portfolio	Portfolio

Capital losses utilized	$988,013	$4,153,324	$4,538,084	$1,732,221

The tax-basis components of distributions paid during the current and prior fiscal years were:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio

Current period distributions
Ordinary income	$9,214,430	$9,760,444	$7,870,626	$3,583,353
Long-term capital gains	—	—	—	—
Return of capital	—	—	—	—

Prior period distributions
Ordinary income	$6,503,913	$12,081,836	$9,784,254	$3,682,697
Long-term capital gains	—	—	—	—
Return of capital	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

 45

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Financial Notes (continued)

10. Federal Income Taxes (continued):

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2011, the funds made the following reclassifications:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio

Capital shares	($2,129,528)	($256,476)	$—	$—
Undistributed net investment income	2,134,233	256,476	—	—
Net realized capital gains/(losses)	(4,705)	—	—	—

*	During 2011, Schwab MarketTrack All Equity Portfolio changed its tax year end from December 31st to October 31st.

As of October 31, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2011, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

46

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, and Schwab MarketTrack Conservative Portfolio (four of the portfolios constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments in the underlying funds at October 31, 2011 by correspondence with the custodian and transfer agent of the underlying funds, respectively, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 15, 2011

 47

Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2011, qualify for the corporate dividends received deduction:

Percentage

Schwab MarketTrack All Equity Portfolio	82.28
Schwab MarketTrack Growth Portfolio	68.13
Schwab MarketTrack Balanced Portfolio	41.66
Schwab MarketTrack Conservative Portfolio	26.18

For the fiscal year ended October 31, 2011, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2012 via IRS form 1099 of the amounts for use in preparing their 2011 income tax return.

Schwab MarketTrack All Equity Portfolio	$3,211,774
Schwab MarketTrack Growth Portfolio	9,757,149
Schwab MarketTrack Balanced Portfolio	5,118,578
Schwab MarketTrack Conservative Portfolio	1,442,723

48

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”)requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 28, 2011, and June 15, 2011, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 15, 2011. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/ benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition

 49

of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. The Funds had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered. Notwithstanding the forgoing, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to the Funds. These factors varied from, but included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with each Fund’s investment objective and policies; (2) that recent performance showed improvement; and (3) that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and exchange-traded funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered existing contractual investment advisory fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

50

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Capital Trust which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	70	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	70	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	70	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	70	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	70	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	70	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

 51

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	70	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	70	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

52

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer and Chief Investment Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006- June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (Oct. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Oct. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Oct. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011-present); Secretary (May 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President and Assistant Secretary, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Capital Trust since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 53

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

Dow Jones U.S. Total Stock Market Index An index that measures the performance of all U.S. equity securities with readily available prices.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 1000 Index An index that measures the performance of the large-cap segment of the U.S. equity universe.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

54

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2011 Schwab Funds. All rights reserved.

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

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Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2011 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR13813-14

Annual report dated October 31, 2011, enclosed.

Schwab Active Equity Funds

Schwab Premier Equity Fund®

Schwab Core Equity Fundtm

Schwab Dividend Equity Fundtm

Schwab Large-Cap Growth Fundtm

Schwab Small-Cap Equity Fundtm

Schwab Hedged Equity Fundtm

Schwab Financial Services Fundtm

Schwab Health Care Fundtm

Schwab® International Core
Equity Fund

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This wrapper is not part of the shareholder report.

Schwab Active Equity Funds

Annual Report
October 31, 2011

Schwab Premier Equity Fund®

Schwab Core Equity Fundtm

Schwab Dividend Equity Fundtm

Schwab Large-Cap Growth Fundtm

Schwab Small-Cap Equity Fundtm

Schwab Hedged Equity Fundtm

Schwab Financial Services Fundtm

Schwab Health Care Fundtm

Schwab® International Core
Equity Fund

This page is intentionally left blank.

Schwab Active Equity Funds

In This Report

Performance at a Glance	2
From the President	3
Fund Management	5
Fund Summaries
Schwab Premier Equity Fund®	6
Schwab Core Equity Fund™	8
Schwab Dividend Equity Fund™	10
Schwab Large-Cap Growth Fund™	12
Schwab Small-Cap Equity Fund™	14
Schwab Hedged Equity Fund™	16
Schwab Financial Services Fund™	18
Schwab Health Care Fund™	20
Schwab® International Core Equity Fund	22
Fund Expenses	24
Financial Statements and Portfolio Holdings
Schwab Premier Equity Fund®	25
Schwab Core Equity Fund™	32
Schwab Dividend Equity Fund™	39
Schwab Large-Cap Growth Fund™	46
Schwab Small-Cap Equity Fund™	53
Schwab Hedged Equity Fund™	61
Schwab Financial Services Fund™	70
Schwab Health Care Fund™	76
Schwab® International Core Equity Fund	82
Financial Notes	91
Report of Independent Registered Public Accounting Firm	108
Other Federal Tax Information	109
Investment Advisory Agreement Approval	110
Trustees and Officers	112
Glossary	115

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for
the Report Period

Schwab Premier Equity Fund®
(Ticker Symbol: SWPSX)	6.74%

S&P 500® Index	8.09%
Fund Category: Morningstar Large-Cap Blend	5.33%

Performance Details	pages 6-7

Schwab Core Equity Fundtm
(Ticker Symbol: SWANX)	7.60%

S&P 500® Index	8.09%
Fund Category: Morningstar Large-Cap Blend	5.33%

Performance Details	pages 8-9

Schwab Dividend Equity Fundtm
(Ticker Symbol: SWDSX)	10.73%

S&P 500® Index	8.09%
Fund Category: Morningstar Large-Cap Value	5.07%

Performance Details	pages 10-11

Schwab Large-Cap Growth Fundtm
(Ticker Symbol: SWLSX)	7.25%

Russell 1000 Growth Index	9.92%
Fund Category: Morningstar Large-Cap Growth	6.33%

Performance Details	pages 12-13

Schwab Small-Cap Equity Fundtm
(Ticker Symbol: SWSCX)	11.82%

Russell 2000® Index	6.71%
Fund Category: Morningstar Small-Cap Blend	6.60%

Performance Details	pages 14-15

Schwab Hedged Equity Fundtm
(Ticker Symbol: SWHEX)	3.58%

S&P 500® Index	8.09%
Fund Category: Morningstar Long-Short	-0.50%

Performance Details	pages 16-17

Schwab Financial Services Fundtm
(Ticker Symbol: SWFFX)	-5.51%

S&P 1500 SuperComposite Financials Sector Index	-4.69%
Fund Category: Morningstar Financial Services	-6.80%

Performance Details	pages 18-19

Schwab Health Care Fundtm
(Ticker Symbol: SWHFX)[1]	13.00%

Dow Jones Global Health Care Index	7.72%
Fund Category: Morningstar Health Care	9.09%

Performance Details	pages 20-21

Schwab® International Core Equity Fund
(Ticker Symbol: SICNX)[1]	-3.89%

MSCI EAFE Index®*	-3.64%
Fund Category: Morningstar Foreign Large-Cap Blend	-6.43%

Performance Details	pages 22-23

Minimum Initial Investment[2]	$100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

*	The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index®) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations, see financial note 2 for more information.
[2]	Please see prospectus for further details and eligibility requirements.

2 Schwab Active Equity Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

During the 12-month period that ended October 31, 2011, global financial markets saw ongoing challenges with Europe’s sovereign debt crisis, the downgrade of long-term U.S. Treasury debt, and a global economy that lost steam in the middle months of the period but showed pockets of improvement by its end. U.S. stocks provided respectable returns in that environment, while stocks in many developed markets outside of the United States generated losses. Long-term interest rates in the United States continued to decline, boosting prices of Treasury securities.

As slow economic growth continued throughout most of the reporting period, the Federal Reserve kept short-term interest rates at or near zero to spur job growth and the U.S. economy. Concerns intensified throughout the world, however, about the high debt levels of sovereign nations, including the United States. In August, credit rating agency Standard & Poor’s downgraded the credit rating of long-term U.S. debt from AAA to AA+ and continued to warn against the growing level of debt owed by the U.S. government. Throughout the summer of 2011, markets also labored under worries that a default on Greece’s sovereign debt could destabilize some European banks, and that high debt levels in Portugal, Italy, or Spain might further destabilize global financial markets.

Although equity markets rose steadily over the first six months of the reporting period, the concerns about Europe and a possible worldwide recession sparked a global sell-off in August and September. In this environment, investors favored securities viewed as safer or more defensive, which helped

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

8.09%	S&P 500® Index: measures U.S. large-cap stocks

6.71%	Russell 2000® Index: measures U.S. small-cap stocks

−3.64%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

5.00%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.09%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and Charles Schwab Investment Management, Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab Active Equity Funds 3

From the President continued

Stock markets got a further lift in the last month of the period as European leaders appeared closer to a resolution concerning the region’s debt problems, and as the United States managed a faster pace of economic growth in the third quarter.

stock markets in the United States outperform international markets. Stock markets got a further lift in the last month of the period as European leaders appeared closer to a resolution concerning the region’s debt problems, and as the United States managed a faster pace of economic growth in the third quarter. The broad U.S. stock market posted a return of 8.09%, as measured by the S&P 500 Index, while stocks in Europe and much of the rest of the world trailed this result. Stock markets in the developed world outside of the United States returned –3.64%, as measured by the MSCI EAFE Index.

During the market fluctuations of the late summer, investors sought the safety of U.S. Treasury securities. This influx of demand pushed yields on 10-year Treasury notes down from 3.47% at the end of March to 2.17% at the end of October. As investors moved toward safer assets, corporate bonds and other non-Treasury debt securities traded at higher spreads to Treasury bonds over the last months of the period. The Barclays Capital U.S. Aggregate Bond Index ended the 12-month period with an investment return of 5.00%.

Thank you for investing in the Schwab Active Equity Funds. We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Active Equity Funds

Fund Management

Larry Mano, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds, except for the Schwab International Core Equity Fund. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

Paul Alan Davis, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in 2003, he worked for more than 12 years in portfolio management.

Schwab Active Equity Funds 5

Schwab Premier Equity Fund®

The Schwab Premier Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in U.S. common stocks. The fund generally seeks to invest in the stocks of approximately 100 companies, but it may hold fewer or more stocks at a particular time. To aid its stock selection, the fund uses Schwab Equity Ratings®. (For more information concerning the fund’s objective, strategy, and risks, please see the fund’s prospectus.)

The fund returned 6.74% for the 12 months ended October 31, 2011, while its comparative index, the S&P 500 Index (the index), returned 8.09%.

During the review period, although tepid economic growth continued in the United States, stocks garnered positive investment returns. Nearly all sectors of the U.S. stock market generated positive investment returns, with the notable exception of the Financials sector.

Stocks with total stock-market values over $150 billion—those with the largest market capitalizations (market cap)—made up nearly one quarter of the index. These large cap stocks generated better investment returns than stocks with smaller market caps. In addition, stocks with higher growth characteristics, as measured by their market price relative to their book values, generally had better returns than stocks with lower price-to-book value ratios.

The fund allocated less of its assets to the largest market cap stocks and higher growth stocks, which had a negative affect on its investment performance relative to the index. However, the fund’s sector weightings compared with those of the index helped the fund’s performance modestly. For example, the fund had a larger allocation in the Utility sector and an underweight allocation to the poorly performing Financials sector, which enhanced the fund’s performance. By comparison, the fund’s greater exposure to the Materials and Industrials sectors compared with the index detracted from relative performance, as these sectors finished toward the middle and bottom half of the performance spectrum, respectively.

Stock selection in the fund’s mid-cap stocks—those with $5 to $10 billion in market cap—subtracted from the fund’s performance compared with that of the index, but the fund’s market cap weightings compared with the index helped performance, overall.

As of 10/31/11:

 Statistics

Number of Holdings	102
Weighted Average Market Cap ($ x 1,000,000)	$36,735
Price/Earnings Ratio (P/E)	14.7
Price/Book Ratio (P/B)	1.7
Portfolio Turnover Rate	77%

 Sector Weightings % of Investments

Information Technology	17.0%
Health Care	14.5%
Financials	11.5%
Energy	10.4%
Consumer Staples	10.0%
Consumer Discretionary	9.0%
Industrials	8.5%
Materials	6.5%
Utilities	6.4%
Telecommunication Services	3.0%
Other	3.2%
Total	100.0%

 Top Equity Holdings % Net Assets1

Humana, Inc.	1.3%
Macy’s, Inc.	1.3%
Chevron Corp.	1.3%
American Financial Group, Inc.	1.2%
McKesson Corp.	1.2%
Tyson Foods, Inc., Class A	1.2%
Alaska Air Group, Inc.	1.2%
Tech Data Corp.	1.2%
Valero Energy Corp.	1.2%
Anadarko Petroleum Corp.	1.2%
Total	12.3%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Active Equity Funds

 Schwab Premier Equity Fund®

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 21, 2005 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Premier Equity Fund® (3/21/05)	6.74%	-2.08%	1.87%
S&P 500® Index	8.09%	0.25%	2.88%
Fund Category: Morningstar Large-Cap Blend	5.33%	-0.31%	2.51%

Fund Expense Ratios4: Net 1.02%; Gross 1.03%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 7

Schwab Core Equity Fund™

The Schwab Core Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in U.S. stocks. The fund expects to hold the common stocks of U.S. companies that have market capitalizations of approximately $500 million or more. To aid its stock selection, the fund uses Schwab Equity Ratings®. (For more information concerning the fund’s objective, strategy, and risks, please see the fund’s prospectus.)

The fund returned 7.60% for the 12 months ended October 31, 2011, while its comparative index, the S&P 500 Index (the index), returned 8.09%.

During the review period, U.S. unemployment remained around 9% and uncertainty about the stability of global financial institutions continued. In this environment, Utilities, Energy, and Information Technology were the top performing sectors and, as the latter two sectors have large weights in the index, they provided a boost to index returns. Stocks with lower price-to-earnings ratios and lower price-to-book value ratios contributed more to the index’s return than those with higher ratios. Investment returns in the index generally spread evenly across market capitalization (market cap) groups within the index, from smaller to larger capitalization companies.

For the fund, active security selection generated positive results relative to the index in some areas and detracted in others. Security selection in the Information Technology sector, in stocks with low price-to-earnings ratios, and in smaller firms (those below $10 billion in market cap) detracted from the fund’s return relative to the index. Allocation among sectors also detracted from relative performance.

As of 10/31/11:

 Statistics

Number of Holdings	135
Weighted Average Market Cap ($ x 1,000,000)	$69,263
Price/Earnings Ratio (P/E)	14.0
Price/Book Ratio (P/B)	1.9
Portfolio Turnover Rate	35%

 Sector Weightings % of Investments

Information Technology	19.4%
Financials	15.1%
Energy	13.4%
Health Care	13.4%
Consumer Staples	9.5%
Industrials	9.1%
Consumer Discretionary	8.0%
Telecommunication Services	4.9%
Materials	3.5%
Utilities	2.7%
Other	1.0%
Total	100.0%

 Top Equity Holdings % Net Assets1

International Business Machines Corp.	4.0%
Chevron Corp.	3.1%
Wells Fargo & Co.	3.0%
JPMorgan Chase & Co.	3.0%
Verizon Communications, Inc.	2.9%
Anadarko Petroleum Corp.	2.4%
Bristol-Myers Squibb Co.	2.3%
Tyson Foods, Inc., Class A	2.1%
General Electric Co.	2.0%
The Kroger Co.	2.0%
Total	26.8%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Active Equity Funds

 Schwab Core Equity Fundtm

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2001 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Core Equity Fundtm (7/1/96)	7.60%	-0.37%	4.11%
S&P 500®Index	8.09%	0.25%	3.69%
Fund Category: Morningstar Large-Cap Blend	5.33%	-0.31%	3.46%

Fund Expense Ratio3: 0.74%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Reflects the total annual operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 9

Schwab Dividend Equity Fund™

The Schwab Dividend Equity Fund (the fund) seeks current income and capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets in dividend paying common and preferred stocks. To aid its stock selection, the fund uses Schwab Equity Ratings®. (For more information concerning the fund’s objective, strategy, and risks, please see the fund’s prospectus.)

The fund returned 10.73% for the 12 months ended October 31, 2011, while its comparative index, the S&P 500 Index (the index), returned 8.09%. As of the end of the period, the fund’s dividend yield and 30-Day SEC yield were 2.75% and 1.73%, respectively, while the index’s dividend yield was 2.14%.

As markets in the United States and most of the world weathered volatility and disappointing economic data, Utilities, Energy, and Information Technology sectors were the top performing sectors. As the latter two sectors have large weights in the index, they provided a boost to index returns. Stocks with lower price-to-earnings ratios and lower price-to-book value ratios contributed more to the index’s return than those with higher ratios. Investment returns in the index generally spread evenly across market capitalization (market cap) groups, from smaller to larger capitalization companies.

In this environment, investors generally added to their holdings in dividend-paying stocks, which increased the fund’s returns relative to its index. In addition, the fund’s active management approach benefited performance in most areas. Relative to the index, security selection generated positive investment results across a majority of the sectors and allocation among sectors also contributed to performance.

An overweight allocation to stocks with lower price-to-earnings ratios added to returns. Security selection that favored stocks with lower price-to-book ratios also added relative value, although security selection in stocks with low price-to-earnings ratios detracted from relative returns. The fund’s stock selections among smaller firms (those below $5 billion in market cap) and larger firms (those above $150 billion in market cap) detracted from return relative to the index, as these areas were generally the better-performing market cap groups in the index.

As of 10/31/11:

 Statistics

Number of Holdings	106
Weighted Average Market Cap ($ x 1,000,000)	$70,666
Price/Earnings Ratio (P/E)	13.2
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate	31%

 Sector Weightings % of Investments

Information Technology	17.4%
Health Care	13.0%
Energy	12.0%
Financials	11.9%
Consumer Staples	10.2%
Industrials	8.6%
Consumer Discretionary	8.1%
Utilities	6.5%
Telecommunication Services	5.3%
Materials	4.8%
Other	2.2%
Total	100.0%

 Top Equity Holdings % Net Assets1

International Business Machines Corp.	3.7%
Chevron Corp.	3.7%
Verizon Communications, Inc.	2.8%
JPMorgan Chase & Co.	2.8%
AT&T, Inc.	2.5%
Bristol-Myers Squibb Co.	2.2%
The Boeing Co.	2.2%
Eli Lilly & Co.	2.2%
Intel Corp.	2.1%
DTE Energy Co.	2.0%
Total	26.2%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Active Equity Funds

 Schwab Dividend Equity Fundtm

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

September 2, 2003 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Dividend Equity Fundtm (9/2/03)	10.73%	0.46%	6.31%
S&P 500® Index	8.09%	0.25%	4.78%
Fund Category: Morningstar Large-Cap Value	5.07%	-1.44%	4.55%

Fund Expense Ratio4: 0.89%

 Yields1

30-Day SEC Yield	1.73%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.
[4]	As stated in the prospectus. Reflects the total annual operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 11

Schwab Large-Cap Growth Fund™

The Schwab Large-Cap Growth Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in U.S. common stocks. Under normal circumstances, the fund invests at least 80% of its net assets in large-cap stocks of U.S. companies. To aid its stock selection, the fund uses Schwab Equity Ratings®. (For more information concerning the fund’s objective, strategy, and risks, please see the fund’s prospectus.)

The fund returned 7.25% for the 12 months ended October 31, 2011, while its comparative index, the Russell 1000 Growth Index (the index), returned 9.92%.

Both sector emphasis and stock selection generally reduced the fund’s performance compared with that of the index. An allocation to stocks with lower price-to-earnings ratios slightly detracted from results, as did a larger allocation to stocks with lower price-to-book value ratios. The fund’s stock selections among smaller firms (those below $10 billion in market cap) and larger firms (those above $150 billion in market cap) detracted from its return relative to the index, as these areas were generally the better-performing market cap groups in the index.

The Utilities, Energy, and Consumer Discretionary sectors were the top performing sectors in the index. Stocks with lower to middle price-to-earnings ratios and middle price-to-book value ratios contributed more to the index’s return than other stocks.

As of 10/31/11:

 Statistics

Number of Holdings	102
Weighted Average Market Cap ($ x 1,000,000)	$76,173
Price/Earnings Ratio (P/E)	13.7
Price/Book Ratio (P/B)	3.0
Portfolio Turnover Rate	62%

 Sector Weightings % of Investments

Information Technology	29.1%
Consumer Discretionary	12.5%
Consumer Staples	12.1%
Health Care	11.3%
Energy	11.2%
Industrials	10.2%
Materials	7.0%
Financials	3.9%
Telecommunication Services	1.7%
Utilities	0.1%
Other	0.9%
Total	100.0%

 Top Equity Holdings % Net Assets1

International Business Machines Corp.	5.2%
Exxon Mobil Corp.	4.4%
Apple, Inc.	2.6%
The Boeing Co.	2.5%
MasterCard, Inc., Class A	2.4%
Dell, Inc.	2.3%
Accenture plc, Class A	2.3%
Herbalife Ltd.	2.2%
PetSmart, Inc.	2.1%
Microsoft Corp.	2.1%
Total	28.1%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Active Equity Funds

 Schwab Large-Cap Growth Fundtm

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 3, 2005 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Large-Cap Growth Fundtm (10/3/05)	7.25%	0.65%	2.26%
Russell 1000 Growth Index	9.92%	3.04%	4.07%
Fund Category: Morningstar Large-Cap Growth	6.33%	1.77%	2.87%

Fund Expense Ratios4: Net 0.99%; Gross 1.04%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 13

Schwab Small-Cap Equity Fund™

The Schwab Small-Cap Equity Fund (the fund) seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets in small-cap equity securities. To aid its stock selection, the fund uses Schwab Equity Ratings®. (For more information concerning the fund’s objective, strategy, and risks, please see the fund’s prospectus.)

The fund returned 11.82% for the 12 months ended October 31, 2011, while its comparative index, the Russell 2000 Index (the index), returned 6.71%.

All sectors of the index posted positive returns for the 12-month period under review. The best-performing sectors included Consumer Staples, Energy, and Utilities; lagging sectors included Financials, Materials, and Telecommunication Services. Both the index and the fund are primarily comprised of stocks with total market values, or market capitalization (market cap), of less than $3 billion. Of those companies, the companies at the upper end of the market cap spectrum generally posted better investment results than those at the lower end.

The fund’s outperformance versus the index came primarily from active security selection in most areas of the portfolio. Security selection within certain sectors, particularly the Energy, Financials, Health Care, and Information Technology, contributed to performance markedly. Security selection detracted from performance only in two sectors, Consumer Staples and Materials. In stocks with market caps below $1.5 billion, security selection proved positive enough to make up for underperformance from stock selection in the range between $1.5 and $3 billion.

The fund allocated less of its net assets, relative to its index, to stocks with market caps between $1.5 billion to $3 billion and instead favored stocks below that level. In the end, this decision weighed on the fund’s investment results as the upper range of small-cap stocks finished the period as the best performing segment in the index. During the period, the fund maintained its overall sector weightings at levels close to the index. As a result, these weightings had only a minor impact on relative investment performance.

Relative to its index, the fund held underweight positions in stocks with certain growth characteristics, such as stocks with price-to-earnings ratios over 35. In contrast, the fund held an overweight position in stocks with price-to-book ratios below 2. Both of these positions detracted from performance. Nevertheless, security selection overall generated enough positive investment performance to make up for the effect of the underweights.

As of 10/31/11:

 Statistics

Number of Holdings	273
Weighted Average Market Cap ($ x 1,000,000)	$1,180
Price/Earnings Ratio (P/E)	17.6
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate	72%

 Sector Weightings % of Investments

Financials	18.1%
Information Technology	17.7%
Consumer Discretionary	15.4%
Industrials	14.4%
Health Care	11.8%
Energy	7.6%
Materials	4.7%
Utilities	3.5%
Consumer Staples	2.3%
Telecommunication Services	1.0%
Other	3.5%
Total	100.0%

 Top Equity Holdings % Net Assets1

Select Comfort Corp.	1.0%
Alaska Air Group, Inc.	0.9%
Complete Production Services, Inc.	0.9%
Pier 1 Imports, Inc.	0.8%
Brunswick Corp.	0.8%
Medicis Pharmaceutical Corp., Class A	0.8%
Manhattan Associates, Inc.	0.8%
FEI Co.	0.8%
Sauer-Danfoss, Inc.	0.8%
Southwest Gas Corp.	0.8%
Total	8.4%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small company stocks are subject to greater volatility than the broad market.

[1]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Active Equity Funds

 Schwab Small-Cap Equity Fundtm

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

July 1, 2003 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Small-Cap Equity Fundtm (7/1/03)	11.82%	-1.21%	8.31%
Russell 2000® Index	6.71%	0.68%	7.57%
Fund Category: Morningstar Small-Cap Blend	6.60%	0.77%	7.59%

Fund Expense Ratios4: Net 1.12%; Gross 1.13%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 15

Schwab Hedged Equity Fund™

The Schwab Hedged Equity Fund (the fund) seeks long-term capital appreciation over market cycles with lower volatility than the broad equity market. To pursue its investment objective, the fund will establish long and short positions in equity securities issued by U.S. companies. The fund typically purchases or sells short stocks of companies that have market capitalizations of $1 billion or more at the time the stock is purchased or sold short. To aid its stock selection, the fund uses Schwab Equity Ratings®. (For more information concerning the fund’s objective, strategy, and risks, please see the fund’s prospectus.)

The fund returned 3.58% for the 12 months ended October 31, 2011, while its comparative index, the S&P 500 Index (the index), returned 8.09%.

Disappointing economic data in the United States and sovereign debt worries in Europe coincided with high trading volatility in U.S. stock markets throughout most of the review period. Uncertainty about the stability of global financial institutions particularly roiled markets during the second half of the period.

Despite these events, nearly all sectors of the U.S. stock market generated positive investment returns, with the notable exception of the Financials sector. The Utilities and Energy sectors led the way in investment performance and gave a boost to index returns. Investment results in the index generally spread evenly across market cap groups, from smaller to larger capitalization companies, although the largest companies had the strongest showing.

Throughout the period, the fund held short positions of approximately 36% of net assets on average. In a rising stock market, this level of short positions detracted from returns relative to the index.

The fund’s underweight position in stocks with the largest total market values detracted from performance, as stocks above $150 billion in market cap outperformed the index overall. Compared to the index, the fund allocated more weight to small stocks with less than $5 billion in market cap on both the long and short side of the portfolio. This positioning detracted from performance in long positions but contributed to performance in short positions, as stocks in this size range underperformed the index.

Security selection in long positions in the Consumer Discretionary and Information Technology sectors proved negative for investment performance but security selection added to returns in the Financials and Health Care sectors.

As of 10/31/11:

 Statistics

Number of Holdings
Long Holdings	114
Short Positions	74
Weighted Average Market Cap ($ x 1,000,000)
Long Holdings	$42,529
Short Positions	$5,113
Price/Earnings Ratio (P/E)
Long Holdings	14.1
Short Positions	190.3
Price/Book Ratio (P/B)
Long Holdings	1.6
Short Positions	2.6
Portfolio Turnover Rate	98%
Portfolio Turnover Rate excluding short sales	52%

 Top Equity Long Holdings
 % of Net Assets1

International Business Machines Corp.	3.1%
Chevron Corp.	2.6%
Pfizer, Inc.	2.3%
JPMorgan Chase & Co.	2.2%
American Financial Group, Inc.	1.9%
Total	12.1%

 Top Equity Short Holdings
 % of Net Assets1

iShares S&P 100 Index Fund	2.3%
Universal Display Corp.	0.8%
C.H. Robinson Worldwide, Inc.	0.8%
Gentex Corp.	0.8%
Allied Nevada Gold Corp.	0.7%
Total	5.4%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

16 Schwab Active Equity Funds

 Schwab Hedged Equity Fundtm

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

September 3, 2002 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Hedged Equity Fundtm (9/3/02)	3.58%	-0.53%	5.73%
S&P 500® Index	8.09%	0.25%	5.55%
Fund Category: Morningstar Long-Short	-0.50%	-0.50%	5.22%

Fund Expense Ratio4: 1.99%

The Hedged Equity Fund’s long positions can decline in value at the same time the value of its shorted stocks increases, thereby increasing the potential for loss. The potential loss associated with short positions is much greater than the original value of the securities sold. The use of borrowing and short sales may cause the fund to have higher expenses than those of equity funds that do not use such techniques.

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.
[4]	As stated in the prospectus. Includes dividend expense on securities sold short. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 17

Schwab Financial Services Fund™

The Schwab Financial Services Fund (the fund) seeks long-term capital growth. To pursue its goal, the fund primarily invests in equity securities issued by companies in the financial services sector. To aid its stock selection, the fund uses Schwab Equity Ratings®. (For more information concerning the fund’s objective, strategy, and risks, please see the fund’s prospectus.)

The fund returned -5.51% for the 12 months ended October 31, 2011, while its comparative index, the S&P 1500 SuperComposite Financials Sector Index (the index), returned -4.69%.

The financial services sector of the U.S. stock market delivered negative investment performance as slow economic growth continued in the United States and most of the world. Financial companies struggled to boost their businesses as unemployment in the United States remained around 9% and uncertainty about the stability of global financial institutions roiled stock and bond markets.

The negative economic environment weighed on investment results in the Financials sector. The three largest industries within the index posted negative investment returns, including Diversified Financials, Regional Banks, and Life & Health Insurance. Investment Banking, a smaller sector, was the worst performing sector in the index. Consumer Finance and Specialized REITs delivered positive returns.

In the fund, security selection in the Regional Banks sector detracted from investment results relative to the index. The fund had an overweight allocation to the positively performing Consumer Finance category but its stock selections underperformed the index’s securities in this sector. An underweight allocation to stocks with the highest price-to-earnings ratios hurt performance, as this group delivered strong returns during the period, and stock selection here also detracted. The fund benefited from both its underweight allocation compared to the index to one of the worst performing sectors, Diversified Financials, and to its stock selection in this category. In the Investment Banking sector, the fund’s lower weighting and stock selection helped investment results. Compared to the index, the fund had a higher allocation to smaller-capitalization stocks, those below $5 billion in total market value, and, coupled with security selection, returns here proved positive.

As of 10/31/11:

 Statistics

Number of Holdings	68
Weighted Average Market Cap ($ x 1,000,000)	$32,983
Price/Earnings Ratio (P/E)	13.7
Price/Book Ratio (P/B)	1.0
Portfolio Turnover	77%

 Industry Weightings % of Investments

Diversified Financials	34.3%
Insurance	27.4%
Banks	22.2%
Real Estate	15.1%
Short Term Investment	1.0%
Total	100.0%

 Top Equity Holdings % Net Assets1

JPMorgan Chase & Co.	6.8%
Wells Fargo & Co.	6.3%
Berkshire Hathaway, Inc., Class B	4.5%
American Express Co.	3.8%
Capital One Financial Corp.	3.7%
Fifth Third Bancorp	3.2%
The NASDAQ OMX Group, Inc.	3.0%
American Financial Group, Inc.	3.0%
SLM Corp.	2.8%
Legg Mason, Inc.	2.7%
Total	39.8%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector and Industry Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

18 Schwab Active Equity Funds

 Schwab Financial Services Fundtm

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2001 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Financial Services Fundtm (7/3/00)	-5.51%	-9.07%	1.71%
S&P 1500 SuperComposite Financials Sector Index	-4.69%	-14.29%	-2.42%
S&P 500® Index	8.09%	0.25%	3.69%
Fund Category: Morningstar Financial Services	-6.80%	-8.87%	0.57%

Fund Expense Ratios3: Net 0.94%; Gross 1.04%

Since the Financial Services Fund focuses its investments on companies involved in specific sectors, this fund may involve a greater degree of risk than an investment in mutual funds that do not concentrate their investments.

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 19

Schwab Health Care Fund™

The Schwab Health Care Fund (the fund) seeks long-term capital growth. To pursue its goal, the fund primarily invests in equity securities issued by companies in the health care sector. The fund uses Schwab Equity Ratings® to aid its U.S. stock selection and Schwab’s proprietary international stock research to aid its international stock selection. (For more information concerning the fund’s objective, strategy, and risks, please see the fund’s prospectus.)

The fund returned 13.00% for the 12 months ended October 31, 2011, while its comparative index, the Dow Jones Global Health Care Index (the index), returned 7.72%.

In the United States and most of the world, economic growth remained sluggish. During the second half of the review period, uncertainty about the stability of global financial institutions roiled stock markets. As investors and governments focused on these concerns, some of the political headwinds that often affect health care stocks abated.

The index is heavily weighted to its three largest industries, Pharmaceuticals, Biotechnology, and Health Care Equipment, with Pharmaceuticals alone making up 60% of the index. All three areas registered positive investment results. Except for the two largest companies in the index, Pfizer and Johnson & Johnson, health care stocks generally posted positive investment returns.

In the fund, security selection was the primary driver of returns, especially in Biotechnology, which strongly outperformed the index in this category. The fund also benefited from its underweight allocation to companies with over $150 billion in market cap. On the other hand, an underweight to the next size category of stocks, the $100 to $150 billion range, detracted from relative performance. The fund added to performance over the index with its position in several stocks with total market caps of less than $5 billion, which were not included in the index.

Compared to its index, the fund’s higher allocation to U.S. stocks added to its relative performance, as international health care stocks generally underperformed those of the United States during this period. Nevertheless, the fund’s underweight to equities in the United Kingdom and Canada detracted from returns compared to the index.

The fund’s greater allocation to Biotechnology stocks versus Pharmaceuticals added to relative performance. Otherwise, allocations to industries were neutral in their effect on relative performance overall, with positive results from underweights to Pharmaceuticals and Health Care Services offsetting negative results from overweights to Life Sciences Tools and Services and Health Care Distributors.

As of 10/31/11:

 Statistics

Number of Holdings	82
Weighted Average Market Cap ($ x 1,000,000)	$50,119
Price/Earnings Ratio (P/E)	16.2
Price/Book Ratio (P/B)	2.4
Portfolio Turnover	24%

 Industry Weightings % of Investments

Pharmaceuticals, Biotechnology& Life Sciences	70.3%
Health Care - Services Materials	26.8%
Short-Term Investments	2.9%
Total	100.0%

 Top Equity Holdings % Net Assets1

Johnson & Johnson	5.1%
Pfizer, Inc.	4.1%
Bristol-Myers Squibb Co.	4.1%
Amgen, Inc.	4.1%
Sanofi	3.5%
Merck & Co., Inc.	3.5%
Eli Lilly & Co.	3.2%
Biogen Idec, Inc.	3.1%
UnitedHealth Group, Inc.	3.1%
Roche Holding AG	2.9%
Total	36.7%

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Manager views and portfolio holdings may have changed since the report date.

Source of Sector and Industry Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

20 Schwab Active Equity Funds

 Schwab Health Care Fundtm

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2001 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Health Care Fundtm (7/3/00)	13.00%	3.76%	7.29%
Dow Jones Global Health Care Index	7.72%	2.36%	3.78%
S&P 500® Index	8.09%	0.25%	3.69%
Fund Category: Morningstar Health Care	9.09%	3.39%	4.12%

Fund Expense Ratios3: Net 0.82%; Gross 0.86%

Since the Health Care Fund focuses its investments on companies involved in specific sectors, this fund may involve a greater degree of risk than an investment in mutual funds that do not concentrate their investments.

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 21

Schwab® International Core Equity Fund

The Schwab International Core Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in the stocks of publicly traded companies located in developed countries excluding the United States. To aid its stock selection, the fund uses Schwab’s proprietary international stock research. (For more information concerning the fund’s objective, strategy, and risks, please see the fund’s prospectus.)

The fund returned -3.89% for the 12 months ended October 31, 2011, while its comparative index, the MSCI EAFE Index (the index), returned -3.64%. A part of the fund’s underperformance was attributed to timing differences in foreign exchange calculations.* Fair valuation of the fund’s holdings on the last trading day of the current period also reduced the fund’s relative performance (please see financial note 2 for more information).

For the index, investment performance benefited from stocks’ rising values across countries including the United Kingdom, Switzerland, Ireland, and New Zealand. On the other hand, stocks produced negative returns in Japan, France, Germany, Hong Kong, Netherlands, and Italy. Stocks with total stock-market values between $100 and $150 billion—those with large market capitalizations (market cap)—generated positive investment returns, while all other market cap categories delivered negative returns. In addition, stocks with higher growth characteristics, as measured by their market price relative to their book values, generally had better investment performance than stocks with lower price-to-book value ratios.

In the European region, the fund held better-performing stocks than its index, which proved positive for the fund, but the fund’s overall allocation to Europe over the period detracted. Security selection in stocks in the Asia Pacific region also boosted the fund’s relative investment performance. In the Americas, the fund’s holdings in Canada, a country that is not in the index, performed poorly and reduced relative return. In addition, the fund held stocks in Brazil and Mexico that are not included in the index and these proved positive for investment results.

The fund’s security selection generated positive results compared to the index in the Energy, Financials, Industrial, and Consumer Discretionary sectors. The fund’s underweight allocation to Consumer Staples detracted from performance, but an underweight to the poorly performing Financials sector helped.

As of 10/31/11:

 Statistics

Number of Holdings	168
Weighted Average Market Cap ($ x 1,000,000)	$25,627
Price/Earnings Ratio (P/E)	13.4
Price/Book Ratio (P/B)	1.2
Portfolio Turnover Rate	86%

 Sector Weightings % of Investments

Financials	19.1%
Industrials	16.1%
Consumer Discretionary	11.0%
Health Care	11.0%
Materials	10.2%
Energy	8.4%
Information Technology	8.0%
Consumer Staples	7.1%
Telecommunication Services	4.1%
Utilities	3.0%
Other	2.0%
Total	100.0%

 Top Equity Holdings % Net Assets1

Total S.A.	1.8%
BHP Billition Ltd.	1.6%
Vodafone Group plc	1.6%
iShares MSCI EAFE Index Fund	1.5%
Roche Holding AG	1.5%
AstraZeneca plc	1.4%
Royal Dutch Shell plc, B Shares	1.3%
Sanofi	1.3%
Rio Tinto plc	1.2%
Bayer AG - Reg’d	1.1%
Total	14.3%

Manager views and portfolio holdings may have changed since the report date.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Source of Sector Classification: S&P and MSCI.

Foreign securities can involve risks such as political and economic instability and currency risk.

*	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST), using exchange rates in place at that time. Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.

[1]	This list is not a recommendation of any security by the investment adviser.

22 Schwab Active Equity Funds

 Schwab® International Core Equity Fund

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

May 30, 2008 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Total Returns1,2,3

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab® International Core Equity Fund (5/30/08)	-3.89%	10.05%	-7.00%
MSCI EAFE Index®*	-3.64%	10.42%	-6.67%
Fund Category: Morningstar Foreign Large-Cap Blend	-6.43%	9.84%	-7.78%

Fund Expense Ratios4: Net 0.87%; Gross 1.27%

 Country Weightings % of Equity Investments

United Kingdom	20.4%
Japan	19.0%
France	8.4%
Germany	6.2%
Australia	5.5%
Switzerland	5.5%
Hong Kong	5.4%
Sweden	2.6%
Austria	2.6%
Netherlands	2.5%
Other Countries	21.9%
Total	100.0%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index®) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On October 7, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares. On December 3, 2009, the Laudus Rosenberg International Equity Fund merged into the fund.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 23

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2011 and held through October 31, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/11	at 10/31/11	5/1/11–10/31/11

Schwab Premier Equity Fund®
Actual Return	1.02%	$1,000	$877.80	$4.83
Hypothetical 5% Return	1.02%	$1,000	$1,020.06	$5.19

Schwab Core Equity Fundtm
Actual Return	0.73%	$1,000	$902.80	$3.50
Hypothetical 5% Return	0.73%	$1,000	$1,021.53	$3.72

Schwab Dividend Equity Fundtm
Actual Return	0.89%	$1,000	$943.20	$4.36
Hypothetical 5% Return	0.89%	$1,000	$1,020.72	$4.53

Schwab Large-Cap Growth Fundtm
Actual Return	0.99%	$1,000	$911.20	$4.77
Hypothetical 5% Return	0.99%	$1,000	$1,020.21	$5.04

Schwab Small-Cap Equity Fundtm
Actual Return	1.11%	$1,000	$885.40	$5.27
Hypothetical 5% Return	1.11%	$1,000	$1,019.61	$5.65

Schwab Hedged Equity Fundtm
Actual Return	1.88%	$1,000	$936.40	$9.18
Hypothetical 5% Return	1.88%	$1,000	$1,015.73	$9.55

Schwab Financial Services Fundtm
Actual Return	0.94%	$1,000	$842.10	$4.36
Hypothetical 5% Return	0.94%	$1,000	$1,020.47	$4.79

Schwab Health Care Fundtm
Actual Return	0.80%	$1,000	$949.50	$3.93
Hypothetical 5% Return	0.80%	$1,000	$1,021.17	$4.08

Schwab® International Core Equity Fund
Actual Return	0.75%	$1,000	$852.20	$3.50
Hypothetical 5% Return	0.75%	$1,000	$1,021.42	$3.82

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

24 Schwab Active Equity Funds

Schwab Premier Equity Fund®

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08[1]–	11/1/07–	11/1/06–
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	9.67	8.46	8.05	14.01	12.51

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.04	0.04	0.06	0.04
Net realized and unrealized gains (losses)	0.58	1.22	0.43	(5.11)	1.48

Total from investment operations	0.65	1.26	0.47	(5.05)	1.52
Less distributions:
Distributions from net investment income	(0.05)	(0.05)	(0.06)	(0.05)	(0.02)
Distributions from net realized gains	—	—	—	(0.86)	—

Total distributions	(0.05)	(0.05)	(0.06)	(0.91)	(0.02)

Net asset value at end of period	10.27	9.67	8.46	8.05	14.01

Total return (%)	6.74	14.96	6.01	(38.32)	12.20

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.01 [2]	1.02	1.04 [3]	1.02	1.01
Gross operating expenses	1.04	1.04	1.04	1.02	1.01
Net investment income (loss)	0.65	0.34	0.54	0.50	0.32
Portfolio turnover rate	77	80	98	92	72
Net assets, end of period ($ x 1,000,000)	235	292	365	441	983

1 Effective September 28, 2009, the Investor Shares class and the Select Shares class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 The ratio of net operating expenses would have been 1.02%, if payment for state filing fees had not been included. (See financial note 11)
3 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.

See financial notes 25

 Schwab Premier Equity Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.6%	Common Stock	214,728,031	227,229,480
3.0%	Other Investment Company	6,955,881	6,955,881
0.3%	Short-Term Investment	700,000	700,000

99.9%	Total Investments	222,383,912	234,885,361
0.1%	Other Assets and Liabilities, Net		330,172

100.0%	Total Net Assets		235,215,533

	Number	Value
Security	of Shares	($)

Common Stock 96.6% of net assets

Automobiles & Components 2.6%
Ford Motor Co. *	210,000	2,452,800
The Goodyear Tire & Rubber Co. *	170,000	2,441,200
TRW Automotive Holdings Corp. *	27,000	1,136,700

		6,030,700

Banks 3.4%
Commerce Bancshares, Inc.	37,000	1,435,600
Fifth Third Bancorp	165,000	1,981,650
U.S. Bancorp	75,000	1,919,250
Wells Fargo & Co.	105,000	2,720,550

		8,057,050

Capital Goods 5.2%
AGCO Corp. *	42,000	1,840,860
Cubic Corp.	30,000	1,413,600
General Electric Co.	164,000	2,740,440
KBR, Inc.	65,000	1,814,150
Parker Hannifin Corp.	25,000	2,038,750
The Boeing Co.	35,000	2,302,650

		12,150,450

Consumer Services 0.9%
Hyatt Hotels Corp., Class A *	54,000	2,008,260

Diversified Financials 5.0%
American Express Co.	40,000	2,024,800
Capital One Financial Corp.	53,000	2,419,980
Interactive Brokers Group, Inc., Class A	173,000	2,660,740
JPMorgan Chase & Co.	73,000	2,537,480
SLM Corp.	151,000	2,064,170

		11,707,170

Energy 10.4%
Anadarko Petroleum Corp.	36,000	2,826,000
Apache Corp.	25,000	2,490,750
Chevron Corp.	28,000	2,941,400
Exxon Mobil Corp.	34,000	2,655,060
Hess Corp.	43,000	2,690,080
Murphy Oil Corp.	42,000	2,325,540
Oceaneering International, Inc.	55,000	2,300,650
SEACOR Holdings, Inc.	13,000	1,106,950
Sunoco, Inc.	62,000	2,308,260
Valero Energy Corp.	117,000	2,878,200

		24,522,890

Food & Staples Retailing 6.0%
Costco Wholesale Corp.	26,000	2,164,500
CVS Caremark Corp.	62,000	2,250,600
Ruddick Corp.	62,000	2,710,020
Safeway, Inc.	75,000	1,452,750
The Kroger Co.	118,000	2,735,240
Whole Foods Market, Inc.	39,000	2,812,680

		14,125,790

Food, Beverage & Tobacco 3.9%
Bunge Ltd.	20,000	1,235,400
Constellation Brands, Inc., Class A *	123,000	2,487,060
Corn Products International, Inc.	54,000	2,619,000
Tyson Foods, Inc., Class A	152,000	2,933,600

		9,275,060

Health Care Equipment & Services 6.3%
Cardinal Health, Inc.	63,000	2,789,010
DaVita, Inc. *	30,000	2,100,000
Hologic, Inc. *	80,000	1,289,600
Humana, Inc.	35,000	2,971,150
McKesson Corp.	36,000	2,935,800
UnitedHealth Group, Inc.	56,000	2,687,440

		14,773,000

Insurance 3.0%
Aflac, Inc.	53,000	2,389,770
American Financial Group, Inc.	82,000	2,938,060
Reinsurance Group of America, Inc.	35,000	1,828,050

		7,155,880

Materials 6.5%
Alcoa, Inc.	179,000	1,926,040
Freeport-McMoran Copper & Gold, Inc.	67,000	2,697,420
International Paper Co.	99,000	2,742,300
MeadWestvaco Corp.	95,000	2,651,450
Minerals Technologies, Inc.	21,000	1,151,640
PPG Industries, Inc.	22,000	1,901,020

26 See financial notes

 Schwab Premier Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Dow Chemical Co.	77,000	2,146,760

		15,216,630

Media 2.4%
Liberty Global, Inc., Series A *	52,000	2,089,360
News Corp., Class A	110,000	1,927,200
Viacom Inc., Class B	36,000	1,578,600

		5,595,160

Pharmaceuticals, Biotechnology & Life Sciences 8.2%
Agilent Technologies, Inc. *	55,000	2,038,850
Bio-Rad Laboratories, Inc., Class A *	12,000	1,194,600
Bristol-Myers Squibb Co.	68,000	2,148,120
Eli Lilly & Co.	71,000	2,638,360
Johnson & Johnson	30,000	1,931,700
Merck & Co., Inc.	69,000	2,380,500
Par Pharmaceutical Cos., Inc. *	63,000	1,927,800
Pfizer, Inc.	133,000	2,561,580
Watson Pharmaceuticals, Inc. *	38,000	2,552,080

		19,373,590

Retailing 3.2%
Liberty Interactive Corp., Class A *	124,000	2,037,320
Macy’s, Inc.	97,000	2,961,410
PetSmart, Inc.	53,000	2,488,350

		7,487,080

Semiconductors & Semiconductor Equipment 1.1%
Fairchild Semiconductor International, Inc. *	175,000	2,619,750

Software & Services 9.0%
Activision Blizzard, Inc.	203,000	2,718,170
Computer Sciences Corp.	67,000	2,107,820
International Business Machines Corp.	15,000	2,769,450
MasterCard, Inc., Class A	8,000	2,777,920
Microsoft Corp.	45,000	1,198,350
Symantec Corp. *	154,000	2,619,540
Synopsys, Inc. *	102,000	2,734,620
TeleTech Holdings, Inc. *	115,000	2,010,200
Visa, Inc., Class A	24,000	2,238,240

		21,174,310

Technology Hardware & Equipment 6.9%
AVX Corp.	150,000	2,011,500
Brocade Communications Systems, Inc. *	448,000	1,962,240
Dell, Inc. *	155,000	2,450,550
NCR Corp. *	148,000	2,817,920
Tech Data Corp. *	59,000	2,901,620
The Western Digital Corp. *	77,000	2,051,280
Xerox Corp.	247,000	2,020,460

		16,215,570

Telecommunication Services 3.0%
AT&T, Inc.	71,000	2,081,010
Telephone & Data Systems, Inc.	95,000	2,202,100
Verizon Communications, Inc.	72,000	2,662,560

		6,945,670

Transportation 3.3%
Alaska Air Group, Inc. *	44,000	2,927,320
Delta Air Lines, Inc. *	291,000	2,479,320
FedEx Corp.	30,000	2,454,900

		7,861,540

Utilities 6.3%
Ameren Corp.	85,000	2,709,800
CMS Energy Corp.	104,000	2,165,280
DTE Energy Co.	24,000	1,250,640
Edison International	44,000	1,786,400
FirstEnergy Corp.	44,000	1,978,240
NiSource, Inc.	105,000	2,319,450
Southwest Gas Corp.	69,000	2,724,120

		14,933,930

Total Common Stock
(Cost $214,728,031)		227,229,480

Other Investment Company 3.0% of net assets

Money Market Fund 3.0%
State Street Institutional Liquid Reserves Fund - Institutional Class	6,955,881	6,955,881

Total Other Investment Company
(Cost $6,955,881)		6,955,881

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.3% of net assets

U.S. Treasury Obligation 0.3%
U.S. Treasury Bill
0.00%, 12/15/11 (a)(b)	700,000	700,000

Total Short-Term Investment
(Cost $700,000)		700,000

End of Investments.

At 10/31/11, the tax basis cost of the fund’s investments was $222,869,753 and the unrealized appreciation and depreciation were $26,506,402 and ($14,490,794), respectively, with a net unrealized appreciation of $12,015,608.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.

See financial notes 27

 Schwab Premier Equity Fund

Portfolio Holdings continued

(b)	The rate shown is the purchase yield.

In addition to the above, the fund held the following at 10/31/11.

		Contract	Unrealized
	Number of	Value	Gains
	Contracts	($)	($)

Futures Contract
S&P 500 Index, e-mini, Long, expires 12/16/11	110	6,871,150	533,583

28 See financial notes

 Schwab Premier Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments, at value (cost $222,383,912)		$234,885,361
Receivables:
Investments sold		2,823,314
Dividends		161,330
Interest		787
Fund shares sold		744
Prepaid expenses	+	7,956

Total assets		237,879,492

Liabilities

Payables:
Investments bought		2,056,428
Investment adviser and administrator fees		14,802
Shareholder service fees		5,297
Fund shares redeemed		369,054
Due to brokers for futures		173,800
Accrued expenses	+	44,578

Total liabilities		2,663,959

Net Assets

Total assets		237,879,492
Total liabilities	−	2,663,959

Net assets		$235,215,533

Net Assets by Source
Capital received from investors		367,790,694
Net investment income not yet distributed		919,101
Net realized capital losses		(146,529,294)
Net unrealized capital gains		13,035,032

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$235,215,533		22,910,333		$10.27

See financial notes 29

 Schwab Premier Equity Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends		$4,575,521
Interest		14,721
Securities on loan	+	936

Total investment income		4,591,178

Expenses

Investment adviser and administrator fees		2,021,939
Shareholder service fees		681,684
Portfolio accounting fees		42,216
Professional fees		39,578
Shareholder reports		25,233
Transfer agent fees		22,483
Registration fees		20,283
Custodian fees		10,009
Trustees’ fees		7,970
Interest expense		46
Other expenses	+	7,665

Total expenses		2,879,106
Expense reduction by CSIM and its affiliates	−	53,884
Payment for state filing fees (see financial note 11)	−	30,614
Custody credits	−	9

Net expenses	−	2,794,599

Net investment income		1,796,579

Realized and Unrealized Gains (Losses)

Net realized gains on investments		43,920,022
Net realized gains on futures contracts	+	611,730

Net realized gains		44,531,752
Net unrealized losses on investments		(24,655,709)
Net unrealized losses on futures contracts	+	(169,771)

Net unrealized losses	+	(24,825,480)

Net realized and unrealized gains		19,706,272

Increase in net assets resulting from operations		$21,502,851

30 See financial notes

 Schwab Premier Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$1,796,579	$1,103,572
Net realized gains		44,531,752	34,019,135
Net unrealized gains (losses)	+	(24,825,480)	12,056,239

Increase in net assets from operations		21,502,851	47,178,946

Distributions to Shareholders

Distributions from net investment income		($1,518,547)	($2,109,100)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		531,893	$5,739,431	653,658	$5,945,565
Shares reinvested		122,796	1,291,812	200,408	1,815,696
Shares redeemed	+	(7,918,946)	(83,668,298)	(13,864,989)	(126,118,689)

Net transactions in fund shares		(7,264,257)	($76,637,055)	(13,010,923)	($118,357,428)

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		30,174,590	$291,868,284	43,185,513	$365,155,866
Total decrease	+	(7,264,257)	(56,652,751)	(13,010,923)	(73,287,582)

End of period		22,910,333	$235,215,533	30,174,590	$291,868,284

Net investment income not yet distributed			$919,101		$630,576

See financial notes 31

Schwab Core Equity Fund™

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	11/1/06–
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	15.78	14.26	13.43	20.49	18.40

Income (loss) from investment operations:
Net investment income (loss)	0.19	0.17	0.17	0.23	0.16
Net realized and unrealized gains (losses)	1.01	1.50	0.88	(7.06)	2.35

Total from investment operations	1.20	1.67	1.05	(6.83)	2.51
Less distributions:
Distributions from net investment income	(0.17)	(0.15)	(0.22)	(0.18)	(0.10)
Distributions from net realized gains	—	—	—	(0.05)	(0.32)

Total distributions	(0.17)	(0.15)	(0.22)	(0.23)	(0.42)

Net asset value at end of period	16.81	15.78	14.26	13.43	20.49

Total return (%)	7.60	11.77	8.11	(33.71)	13.88

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.73	0.73	0.75	0.75	0.75
Gross operating expenses	0.73	0.74	0.78	0.78	0.78
Net investment income (loss)	1.06	1.05	1.39	1.28	0.91
Portfolio turnover rate	35	49	41 [1]	35	18
Net assets, end of period ($ x 1,000,000)	1,719	1,792	1,770	1,449	2,133

1 Portfolio turnover excludes the impact of investment activity resulting from a merger with another fund.

32 See financial notes

 Schwab Core Equity Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.9%	Common Stock	1,516,225,515	1,699,970,289
0.9%	Other Investment Company	16,169,233	16,169,233
0.1%	Short-Term Investment	1,830,000	1,830,000

99.9%	Total Investments	1,534,224,748	1,717,969,522
0.1%	Other Assets and Liabilities, Net		1,051,881

100.0%	Total Net Assets		1,719,021,403

	Number	Value
Security	of Shares	($)

Common Stock 98.9% of net assets

Banks 4.4%
Fifth Third Bancorp	30,327	364,227
KeyCorp	900,000	6,354,000
PNC Financial Services Group, Inc.	300,000	16,113,000
SunTrust Banks, Inc.	83,600	1,649,428
Wells Fargo & Co.	1,994,500	51,677,495

		76,158,150

Capital Goods 7.1%
Caterpillar, Inc.	175,000	16,530,500
Eaton Corp.	223,000	9,994,860
Fluor Corp.	105,000	5,969,250
General Dynamics Corp.	95,000	6,098,050
General Electric Co.	2,075,000	34,673,250
Parker Hannifin Corp.	35,000	2,854,250
Textron, Inc.	190,000	3,689,800
The Boeing Co.	375,000	24,671,250
The Timken Co.	110,000	4,633,200
United Technologies Corp.	150,000	11,697,000
URS Corp. *	52,500	1,874,250

		122,685,660

Commercial & Professional Supplies 0.7%
Avery Dennison Corp.	304,800	8,107,680
Towers Watson & Co., Class A	65,500	4,303,350

		12,411,030

Consumer Durables & Apparel 0.3%
Jarden Corp.	135,000	4,324,050

Consumer Services 2.0%
Hyatt Hotels Corp., Class A *	95,000	3,533,050
McDonald’s Corp.	175,000	16,248,750
Starbucks Corp.	110,000	4,657,400
Wynn Resorts Ltd.	50,500	6,706,400
Yum! Brands, Inc.	65,000	3,482,050

		34,627,650

Diversified Financials 6.5%
American Express Co.	260,500	13,186,510
Capital One Financial Corp.	175,000	7,990,500
Discover Financial Services	402,050	9,472,298
JPMorgan Chase & Co.	1,463,540	50,872,650
Lazard Ltd., Class A	155,000	4,237,700
Legg Mason, Inc.	310,000	8,525,000
SLM Corp.	1,260,000	17,224,200

		111,508,858

Energy 13.4%
Anadarko Petroleum Corp.	516,600	40,553,100
Apache Corp.	50,000	4,981,500
Chevron Corp.	510,000	53,575,500
El Paso Corp.	200,000	5,002,000
Exxon Mobil Corp.	290,000	22,646,100
Halliburton Co.	125,000	4,670,000
Hess Corp.	50,000	3,128,000
Murphy Oil Corp.	351,365	19,455,080
Nabors Industries Ltd. *	210,000	3,849,300
National Oilwell Varco, Inc.	148,950	10,624,603
Occidental Petroleum Corp.	261,690	24,321,469
The Williams Cos., Inc.	807,500	24,313,825
Valero Energy Corp.	550,000	13,530,000

		230,650,477

Food & Staples Retailing 4.0%
Costco Wholesale Corp.	200,000	16,650,000
CVS Caremark Corp.	115,000	4,174,500
The Kroger Co.	1,487,000	34,468,660
Wal-Mart Stores, Inc.	56,800	3,221,696
Whole Foods Market, Inc.	150,000	10,818,000

		69,332,856

Food, Beverage & Tobacco 4.9%
Bunge Ltd.	93,900	5,800,203
ConAgra Foods, Inc.	90,000	2,279,700
Corn Products International, Inc.	185,000	8,972,500
Dr Pepper Snapple Group, Inc.	50,000	1,872,500
H.J. Heinz Co.	198,350	10,599,824
Philip Morris International, Inc.	111,000	7,755,570
Smithfield Foods, Inc. *	425,000	9,715,500
Tyson Foods, Inc., Class A	1,895,400	36,581,220

		83,577,017

Health Care Equipment & Services 3.7%
AmerisourceBergen Corp.	150,000	6,120,000
Cardinal Health, Inc.	190,000	8,411,300
CIGNA Corp.	101,760	4,512,038

See financial notes 33

 Schwab Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
DaVita, Inc. *	85,000	5,950,000
Hologic, Inc. *	125,000	2,015,000
Humana, Inc.	287,240	24,383,804
McKesson Corp.	57,150	4,660,583
UnitedHealth Group, Inc.	175,000	8,398,250

		64,450,975

Household & Personal Products 0.6%
Energizer Holdings, Inc. *	132,300	9,762,417

Insurance 2.4%
Aflac, Inc.	65,000	2,930,850
American Financial Group, Inc.	79,290	2,840,961
Berkshire Hathaway, Inc., Class B *	140,000	10,900,400
Prudential Financial, Inc.	241,090	13,067,078
The Travelers Cos., Inc.	205,140	11,969,919

		41,709,208

Materials 3.5%
Alcoa, Inc.	350,000	3,766,000
International Paper Co.	1,075,000	29,777,500
MeadWestvaco Corp.	115,000	3,209,650
PPG Industries, Inc.	267,200	23,088,752

		59,841,902

Media 0.6%
Liberty Global, Inc., Series A *	250,000	10,045,000

Pharmaceuticals, Biotechnology & Life Sciences 9.6%
Agilent Technologies, Inc. *	190,000	7,043,300
Allergan, Inc.	46,700	3,928,404
Amgen, Inc.	200,000	11,454,000
Bristol-Myers Squibb Co.	1,225,000	38,697,750
Eli Lilly & Co.	337,505	12,541,686
Johnson & Johnson	146,400	9,426,696
Life Technologies Corp. *	251,637	10,234,077
Merck & Co., Inc.	317,080	10,939,260
Mylan, Inc. *	100,000	1,957,000
Pfizer, Inc.	1,000,000	19,260,000
Thermo Fisher Scientific, Inc. *	245,400	12,336,258
Watson Pharmaceuticals, Inc. *	411,000	27,602,760

		165,421,191

Real Estate 1.7%
CBRE Group, Inc. *	863,800	15,358,364
Jones Lang LaSalle, Inc.	126,800	8,193,816
Vornado Realty Trust REIT	75,000	6,210,750

		29,762,930

Retailing 5.2%
AutoZone, Inc. *	10,000	3,235,900
Bed Bath & Beyond, Inc. *	40,000	2,473,600
Dollar Tree, Inc. *	55,200	4,413,792
Macy’s, Inc.	480,000	14,654,400
O’Reilly Automotive, Inc. *	100,000	7,605,000
PetSmart, Inc.	390,000	18,310,500
Target Corp.	175,000	9,581,250
The Gap, Inc.	480,000	9,072,000
The Home Depot, Inc.	100,000	3,580,000
The TJX Cos., Inc.	275,000	16,205,750

		89,132,192

Semiconductors & Semiconductor Equipment 1.5%
Intel Corp.	754,685	18,519,970
Lam Research Corp. *	34,700	1,491,753
Micron Technology, Inc. *	900,000	5,031,000

		25,042,723

Software & Services 11.7%
Activision Blizzard, Inc.	1,940,000	25,976,600
BMC Software, Inc. *	400,640	13,926,246
CA, Inc.	650,000	14,079,000
Computer Sciences Corp.	400,000	12,584,000
International Business Machines Corp.	367,900	67,925,377
Microsoft Corp.	450,000	11,983,500
Oracle Corp.	689,800	22,604,746
Symantec Corp. *	1,625,000	27,641,250
Synopsys, Inc. *	160,342	4,298,769

		201,019,488

Technology Hardware & Equipment 6.3%
Apple, Inc. *	60,000	24,286,800
Avnet, Inc. *	71,500	2,167,165
Dell, Inc. *	1,000,000	15,810,000
EMC Corp. *	782,000	19,166,820
Hewlett-Packard Co.	530,100	14,105,961
SanDisk Corp. *	170,000	8,613,900
The Western Digital Corp. *	520,000	13,852,800
Xerox Corp.	1,169,533	9,566,780

		107,570,226

Telecommunication Services 4.9%
AT&T, Inc.	1,000,000	29,310,000
Telephone & Data Systems, Inc.	204,390	4,737,760
Verizon Communications, Inc.	1,335,000	49,368,300

		83,416,060

Transportation 1.2%
FedEx Corp.	165,000	13,501,950
Ryder System, Inc.	100,000	5,094,000
United Parcel Service, Inc., Class B	35,000	2,458,400

		21,054,350

Utilities 2.7%
Ameren Corp.	680,000	21,678,400
CMS Energy Corp.	200,000	4,164,000
DTE Energy Co.	123,900	6,456,429
NiSource, Inc.	275,000	6,074,750
Pinnacle West Capital Corp.	100,000	4,558,000

34 See financial notes

 Schwab Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The AES Corp. *	315,000	3,534,300

		46,465,879

Total Common Stock
(Cost $1,516,225,515)		1,699,970,289

Other Investment Company 0.9% of net assets

Money Market Fund 0.9%
State Street Institutional Liquid Reserves Fund - Institutional Class	16,169,233	16,169,233

Total Other Investment Company
(Cost $16,169,233)		16,169,233

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.1% of net assets

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill
0.00%, 12/15/11 (a)(b)	1,830,000	1,830,000

Total Short-Term Investment
(Cost $1,830,000)		1,830,000

End of Investments.

At 10/31/11, the tax basis cost of the fund’s investments was $1,538,041,338 and the unrealized appreciation and depreciation were $260,589,450 and ($80,661,266), respectively, with a net unrealized appreciation of $179,928,184.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/11.

		Contract	Unrealized
	Number of	Value	Gains
	Contracts	($)	($)

Futures Contract
S&P 500 Index, e-mini, Long, expires 12/16/11	210	13,117,650	1,018,658

See financial notes 35

 Schwab Core Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments, at value (cost $1,534,224,748)		$1,717,969,522
Receivables:
Investments sold		6,364,028
Dividends		2,051,928
Fund shares sold		1,252,439
Interest		1,850
Prepaid expenses	+	49,882

Total assets		1,727,689,649

Liabilities

Payables:
Investments bought		6,924,041
Investment adviser and administrator fees		71,162
Shareholder service fees		50,894
Fund shares redeemed		1,176,126
Due to brokers for futures		331,800
Accrued expenses	+	114,223

Total liabilities		8,668,246

Net Assets

Total assets		1,727,689,649
Total liabilities	−	8,668,246

Net assets		$1,719,021,403

Net Assets by Source
Capital received from investors		1,733,850,719
Net investment income not yet distributed		12,260,865
Net realized capital losses		(211,853,613)
Net unrealized capital gains		184,763,432

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,719,021,403		102,249,740		$16.81

36 See financial notes

 Schwab Core Equity Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends		$32,509,734
Interest		24,980
Securities on loan	+	9,134

Total investment income		32,543,848

Expenses

Investment adviser and administrator fees		8,565,120
Shareholder service fees		4,348,115
Shareholder reports		115,771
Transfer agent fees		79,709
Portfolio accounting fees		76,010
Professional fees		43,048
Custodian fees		37,756
Registration fees		31,995
Trustees’ fees		19,289
Interest expense		51
Other expenses	+	46,755

Total expenses		13,363,619
Expense reduction by CSIM and its affiliates	−	79,709
Custody credits	−	49

Net expenses	−	13,283,861

Net investment income		19,259,987

Realized and Unrealized Gains (Losses)

Net realized gains on investments		114,135,295
Net realized losses on futures contracts		(1,543,012)
Net realized gains on foreign currency transactions	+	32

Net realized gains		112,592,315
Net unrealized gains on investments		7,141,526
Net unrealized gains on futures contracts		741,579
Net unrealized losses on foreign currency translations	+	(29)

Net unrealized gains	+	7,883,076

Net realized and unrealized gains		120,475,391

Increase in net assets resulting from operations		$139,735,378

See financial notes 37

 Schwab Core Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$19,259,987	$19,211,448
Net realized gains		112,592,315	25,984,048
Net unrealized gains	+	7,883,076	155,560,330

Increase in net assets from operations		139,735,378	200,755,826

Distributions to Shareholders

Distributions from net investment income		($18,535,012)	($18,916,913)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		12,323,341	$209,712,682	15,179,714	$229,787,494
Shares reinvested		518,572	8,706,829	668,254	10,164,135
Shares redeemed	+	(24,183,912)	(413,021,730)	(26,352,231)	(399,147,122)

Net transactions in fund shares		(11,341,999)	($194,602,219)	(10,504,263)	($159,195,493)

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		113,591,739	$1,792,423,256	124,096,002	$1,769,779,836
Total increase or decrease	+	(11,341,999)	(73,401,853)	(10,504,263)	22,643,420

End of period		102,249,740	$1,719,021,403	113,591,739	$1,792,423,256

Net investment income not yet distributed			$12,260,865		$13,724,065

38 See financial notes

Schwab Dividend Equity Fund™

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	11/1/06–
	10/31/11	10/31/10	10/31/09[1]	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	12.08	10.94	10.63	15.66	14.60

Income (loss) from investment operations:
Net investment income (loss)	0.23	0.21	0.25	0.32	0.28
Net realized and unrealized gains (losses)	1.06	1.14	0.31	(4.97)	1.37

Total from investment operations	1.29	1.35	0.56	(4.65)	1.65
Less distributions:
Distributions from net investment income	(0.22)	(0.21)	(0.25)	(0.33)	(0.28)
Distributions from net realized gains	—	—	—	(0.05)	(0.31)

Total distributions	(0.22)	(0.21)	(0.25)	(0.38)	(0.59)

Net asset value at end of period	13.15	12.08	10.94	10.63	15.66

Total return (%)	10.73	12.42	5.62	(30.23)	11.55

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.89	0.89	0.90 [2]	0.89	0.89
Gross operating expenses	0.89	0.89	0.91	0.89	0.89
Net investment income (loss)	1.77	1.74	2.40	2.33	1.83
Portfolio turnover rate	31	37	39	22	18
Net assets, end of period ($ x 1,000,000)	1,325	1,322	1,297	824	1,340

1 Effective October 7, 2009, the Investor Shares class and the Select Shares class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.

See financial notes 39

 Schwab Dividend Equity Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.8%	Common Stock	1,109,378,948	1,295,240,694
2.1%	Short-Term Investments	28,666,439	28,666,439

99.9%	Total Investments	1,138,045,387	1,323,907,133
0.1%	Other Assets and Liabilities, Net		685,316

100.0%	Total Net Assets		1,324,592,449

	Number	Value
Security	of Shares	($)

Common Stock 97.8% of net assets

Banks 3.3%
Commerce Bancshares, Inc.	169,750	6,586,300
Fifth Third Bancorp	225,000	2,702,250
M&T Bank Corp.	50,000	3,805,500
PNC Financial Services Group, Inc.	250,000	13,427,500
Wells Fargo & Co.	650,000	16,841,500

		43,363,050

Capital Goods 7.4%
Caterpillar, Inc.	100,000	9,446,000
Eaton Corp.	215,000	9,636,300
General Dynamics Corp.	75,000	4,814,250
General Electric Co.	1,200,000	20,052,000
KBR, Inc.	80,000	2,232,800
Northrop Grumman Corp.	30,400	1,755,600
The Boeing Co.	447,000	29,408,130
The Timken Co.	125,000	5,265,000
United Technologies Corp.	200,000	15,596,000

		98,206,080

Commercial & Professional Supplies 0.0%
Towers Watson & Co., Class A	10,000	657,000

Consumer Durables & Apparel 0.5%
Whirlpool Corp.	120,700	6,132,767

Consumer Services 1.7%
McDonald’s Corp.	221,500	20,566,275
Yum! Brands, Inc.	30,000	1,607,100

		22,173,375

Diversified Financials 5.9%
American Express Co.	330,000	16,704,600
Capital One Financial Corp.	224,000	10,227,840
JPMorgan Chase & Co.	1,052,084	36,570,440
SLM Corp.	1,100,000	15,037,000

		78,539,880

Energy 12.0%
Anadarko Petroleum Corp.	250,000	19,625,000
Apache Corp.	50,000	4,981,500
Chevron Corp.	460,500	48,375,525
Exxon Mobil Corp.	308,500	24,090,765
Halliburton Co.	50,000	1,868,000
Murphy Oil Corp.	175,000	9,689,750
Occidental Petroleum Corp.	200,000	18,588,000
The Williams Cos., Inc.	500,000	15,055,000
Valero Energy Corp.	675,000	16,605,000

		158,878,540

Food & Staples Retailing 3.9%
Costco Wholesale Corp.	300,000	24,975,000
CVS Caremark Corp.	160,000	5,808,000
The Kroger Co.	400,000	9,272,000
Wal-Mart Stores, Inc.	200,000	11,344,000

		51,399,000

Food, Beverage & Tobacco 4.7%
ConAgra Foods, Inc.	400,000	10,132,000
Corn Products International, Inc.	222,600	10,796,100
H.J. Heinz Co.	269,300	14,391,392
Philip Morris International, Inc.	60,500	4,227,135
The Hershey Co.	68,000	3,891,640
Tyson Foods, Inc., Class A	975,000	18,817,500

		62,255,767

Health Care Equipment & Services 4.4%
AmerisourceBergen Corp.	150,000	6,120,000
Becton, Dickinson & Co.	214,600	16,788,158
Cardinal Health, Inc.	275,000	12,174,250
McKesson Corp.	250,000	20,387,500
UnitedHealth Group, Inc.	50,000	2,399,500

		57,869,408

Household & Personal Products 1.7%
Herbalife Ltd.	120,000	7,483,200
Kimberly-Clark Corp.	171,000	11,920,410
Nu Skin Enterprises, Inc., Class A	50,000	2,526,500

		21,930,110

Insurance 2.5%
Marsh & McLennan Cos., Inc.	57,500	1,760,650
MetLife, Inc.	65,000	2,285,400
Prudential Financial, Inc.	150,000	8,130,000
The Chubb Corp.	169,000	11,331,450

40 See financial notes

 Schwab Dividend Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Travelers Cos., Inc.	166,000	9,686,100

		33,193,600

Materials 4.7%
Eastman Chemical Co.	111,000	4,361,190
International Paper Co.	824,500	22,838,650
MeadWestvaco Corp.	486,500	13,578,215
PPG Industries, Inc.	256,000	22,120,960

		62,899,015

Media 1.4%
Gannett Co., Inc.	100,000	1,169,000
Time Warner, Inc.	313,000	10,951,870
Viacom Inc., Class B	140,000	6,139,000

		18,259,870

Pharmaceuticals, Biotechnology & Life Sciences 8.6%
Abbott Laboratories	200,000	10,774,000
Bristol-Myers Squibb Co.	935,000	29,536,650
Eli Lilly & Co.	768,000	28,538,880
Johnson & Johnson	230,000	14,809,700
Merck & Co., Inc.	518,000	17,871,000
Pfizer, Inc.	647,500	12,470,850

		114,001,080

Real Estate 0.2%
Rayonier, Inc. REIT	73,500	3,067,155

Retailing 4.6%
Kohl’s Corp.	20,500	1,086,705
Macy’s, Inc.	548,500	16,745,705
PetSmart, Inc.	155,000	7,277,250
Target Corp.	165,000	9,033,750
The Home Depot, Inc.	377,000	13,496,600
The TJX Cos., Inc.	200,000	11,786,000
Williams-Sonoma, Inc.	45,000	1,689,300

		61,115,310

Semiconductors & Semiconductor Equipment 3.3%
Intel Corp.	1,125,000	27,607,500
KLA-Tencor Corp.	340,000	16,010,600

		43,618,100

Software & Services 9.2%
Activision Blizzard, Inc.	650,000	8,703,500
Automatic Data Processing, Inc.	179,800	9,408,934
CA, Inc.	650,000	14,079,000
Computer Sciences Corp.	275,000	8,651,500
Fidelity National Information Services, Inc.	50,000	1,309,000
International Business Machines Corp.	264,000	48,742,320
MasterCard, Inc., Class A	20,000	6,944,800
Microsoft Corp.	295,000	7,855,850
Oracle Corp.	392,000	12,845,840
Visa, Inc., Class A	35,000	3,264,100

		121,804,844

Technology Hardware & Equipment 4.9%
Hewlett-Packard Co.	450,000	11,974,500
Jabil Circuit, Inc.	623,500	12,819,160
Molex, Inc.	160,000	3,950,400
QUALCOMM, Inc.	95,000	4,902,000
TE Connectivity Ltd.	276,000	9,811,800
Xerox Corp.	2,585,000	21,145,300

		64,603,160

Telecommunication Services 5.3%
AT&T, Inc.	1,152,407	33,777,049
Verizon Communications, Inc.	987,500	36,517,750

		70,294,799

Transportation 1.1%
Ryder System, Inc.	75,000	3,820,500
United Parcel Service, Inc., Class B	150,000	10,536,000

		14,356,500

Utilities 6.5%
Ameren Corp.	367,000	11,699,960
DTE Energy Co.	506,200	26,378,082
Edison International	175,000	7,105,000
Integrys Energy Group, Inc.	201,200	10,645,492
NiSource, Inc.	625,000	13,806,250
Pepco Holdings, Inc.	340,000	6,732,000
Pinnacle West Capital Corp.	225,000	10,255,500

		86,622,284

Total Common Stock
(Cost $1,109,378,948)		1,295,240,694

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 2.1% of net assets

Time Deposit 2.0%
Bank of America
0.03%, 11/01/11	27,031,439	27,031,439

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill
0.01%, 12/15/11 (a)(b)	1,635,000	1,635,000

Total Short-Term Investments
(Cost $28,666,439)		28,666,439

End of Investments.

At 10/31/11, the tax basis cost of the fund’s investments was $1,138,900,268 and the unrealized appreciation and

See financial notes 41

 Schwab Dividend Equity Fund

Portfolio Holdings continued

depreciation were $219,534,743 and ($34,527,878), respectively, with a net unrealized appreciation of $185,006,865.

(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/11.

		Contract	Unrealized
	Number of	Value	Gains
	Contracts	($)	($)

Futures Contract
S&P 500 Index, e-mini, Long, expires 12/16/11	365	22,799,725	1,770,524

42 See financial notes

 Schwab Dividend Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments, at value (cost $1,138,045,387)		$1,323,907,133
Receivables:
Investments sold		5,380,467
Dividends		2,125,524
Fund shares sold		783,825
Interest		22
Prepaid expenses	+	39,986

Total assets		1,332,236,957

Liabilities

Payables:
Investments bought		5,702,151
Investment adviser and administrator fees		71,889
Shareholder service fees		28,531
Fund shares redeemed		1,170,438
Due to brokers for futures		576,700
Accrued expenses	+	94,799

Total liabilities		7,644,508

Net Assets

Total assets		1,332,236,957
Total liabilities	−	7,644,508

Net assets		$1,324,592,449

Net Assets by Source
Capital received from investors		1,310,134,750
Net investment income not yet distributed		2,539,120
Net realized capital losses		(175,713,691)
Net unrealized capital gains		187,632,270

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,324,592,449		100,761,656		$13.15

See financial notes 43

 Schwab Dividend Equity Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends		$36,363,334
Interest	+	4,756

Total investment income		36,368,090

Expenses

Investment adviser and administrator fees		8,486,414
Shareholder service fees		3,353,056
Shareholder reports		89,418
Portfolio accounting fees		68,739
Professional fees		44,349
Transfer agent fees		39,322
Registration fees		35,077
Custodian fees		29,365
Trustees’ fees		15,877
Other expenses	+	35,218

Total expenses		12,196,835
Expense reduction by CSIM and its affiliates	−	50,141
Payment for state filing fees (see financial note 11)	−	24,043

Net expenses	−	12,122,651

Net investment income		24,245,439

Realized and Unrealized Gains (Losses)

Net realized gains on investments		43,711,593
Net realized losses on futures contracts	+	(145,145)

Net realized gains		43,566,448
Net unrealized gains on investments		70,230,633
Net unrealized gains on futures contracts	+	1,237,680

Net unrealized gains	+	71,468,313

Net realized and unrealized gains		115,034,761

Increase in net assets resulting from operations		$139,280,200

44 See financial notes

 Schwab Dividend Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$24,245,439	$23,338,283
Net realized gains		43,566,448	29,546,200
Net unrealized gains	+	71,468,313	100,905,343

Increase in net assets from operations		139,280,200	153,789,826

Distributions to Shareholders

Distributions from net investment income		($23,212,957)	($23,865,611)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		13,544,141	$176,264,263	14,952,206	$175,992,941
Shares reinvested		949,738	12,332,976	1,093,635	12,717,783
Shares redeemed	+	(23,171,863)	(301,886,000)	(25,189,162)	(294,251,289)

Net transactions in fund shares		(8,677,984)	($113,288,761)	(9,143,321)	($105,540,565)

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		109,439,640	$1,321,813,967	118,582,961	$1,297,430,317
Total increase or decrease	+	(8,677,984)	2,778,482	(9,143,321)	24,383,650

End of period		100,761,656	$1,324,592,449	109,439,640	$1,321,813,967

Net investment income not yet distributed			$2,539,120		$121,782

See financial notes 45

Schwab Large-Cap Growth Fund™

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	11/1/06–
	10/31/11	10/31/10	10/31/09[1]	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	10.48	9.10	8.22	12.77	11.09

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.05	0.05	0.06	0.04
Net realized and unrealized gains (losses)	0.69	1.39	0.87	(4.56)	1.67

Total from investment operations	0.76	1.44	0.92	(4.50)	1.71
Less distributions:
Distributions from net investment income	(0.06)	(0.06)	(0.04)	(0.05)	(0.03)

Net asset value at end of period	11.18	10.48	9.10	8.22	12.77

Total return (%)	7.25	15.83	11.36	(35.36)	15.47

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.99	1.00 [2]	0.99	0.99	0.99
Gross operating expenses	1.05	1.04	1.03	1.01	1.03
Net investment income (loss)	0.56	0.39	0.65	0.53	0.33
Portfolio turnover rate	62	57	63	49	30
Net assets, end of period ($ x 1,000,000)	213	219	360	332	492

1 Effective October 7, 2009, the Investor Shares class and the Select Shares class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 The ratio of net operating expenses would have been 0.99%, if certain non-routine expenses had not been incurred.

46 See financial notes

 Schwab Large-Cap Growth Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.1%	Common Stock	179,902,045	211,308,854
0.8%	Short-Term Investments	1,857,337	1,857,337

99.9%	Total Investments	181,759,382	213,166,191
0.1%	Other Assets and Liabilities, Net		114,669

100.0%	Total Net Assets		213,280,860

	Number	Value
Security	of Shares	($)

Common Stock 99.1% of net assets

Automobiles & Components 0.3%
Ford Motor Co. *	52,500	613,200

Banks 0.7%
Wells Fargo & Co.	56,900	1,474,279

Capital Goods 9.0%
AGCO Corp. *	92,000	4,032,360
Caterpillar, Inc.	33,000	3,117,180
Fluor Corp.	10,000	568,500
General Electric Co.	75,000	1,253,250
Honeywell International, Inc.	40,000	2,096,000
KBR, Inc.	10,000	279,100
Parker Hannifin Corp.	11,100	905,205
The Boeing Co.	82,000	5,394,780
The Timken Co.	35,000	1,474,200

		19,120,575

Consumer Durables & Apparel 1.1%
NIKE, Inc., Class B	15,000	1,445,250
Tempur-Pedic International, Inc. *	12,200	830,332

		2,275,582

Consumer Services 4.6%
Apollo Group, Inc., Class A *	45,000	2,130,750
McDonald’s Corp.	38,400	3,565,440
Wynn Resorts Ltd.	13,000	1,726,400
Yum! Brands, Inc.	43,500	2,330,295

		9,752,885

Diversified Financials 1.3%
American Express Co.	10,800	546,696
JPMorgan Chase & Co.	18,300	636,108
SLM Corp.	116,000	1,585,720

		2,768,524

Energy 11.2%
Anadarko Petroleum Corp.	39,200	3,077,200
Chevron Corp.	40,000	4,202,000
El Paso Corp.	60,000	1,500,600
Exxon Mobil Corp.	119,000	9,292,710
Halliburton Co.	30,000	1,120,800
Hess Corp.	20,000	1,251,200
Murphy Oil Corp.	28,000	1,550,360
National Oilwell Varco, Inc.	3,400	242,522
Valero Energy Corp.	65,000	1,599,000

		23,836,392

Food & Staples Retailing 2.0%
Costco Wholesale Corp.	30,000	2,497,500
Whole Foods Market, Inc.	25,000	1,803,000

		4,300,500

Food, Beverage & Tobacco 6.5%
Bunge Ltd.	5,000	308,850
Coca-Cola Enterprises, Inc.	28,000	750,960
ConAgra Foods, Inc.	55,000	1,393,150
Dr Pepper Snapple Group, Inc.	50,000	1,872,500
H.J. Heinz Co.	39,300	2,100,192
Philip Morris International, Inc.	57,000	3,982,590
The Hershey Co.	14,000	801,220
Tyson Foods, Inc., Class A	136,600	2,636,380

		13,845,842

Health Care Equipment & Services 6.2%
AmerisourceBergen Corp.	25,000	1,020,000
Cardinal Health, Inc.	31,900	1,412,213
DaVita, Inc. *	48,000	3,360,000
Henry Schein, Inc. *	21,600	1,497,312
Humana, Inc.	34,000	2,886,260
McKesson Corp.	39,000	3,180,450

		13,356,235

Household & Personal Products 3.6%
Energizer Holdings, Inc. *	41,900	3,091,801
Herbalife Ltd.	75,200	4,689,472

		7,781,273

Insurance 1.0%
Aflac, Inc.	47,500	2,141,775

Materials 7.0%
Celanese Corp., Series A	38,200	1,663,610
CF Industries Holdings, Inc.	14,900	2,417,823

See financial notes 47

 Schwab Large-Cap Growth Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Freeport-McMoran Copper & Gold, Inc.	96,000	3,864,960
International Paper Co.	88,300	2,445,910
MeadWestvaco Corp.	100,000	2,791,000
PPG Industries, Inc.	20,000	1,728,200

		14,911,503

Media 0.8%
DISH Network Corp., Class A *	10,000	241,700
Liberty Global, Inc., Series A *	34,500	1,386,210

		1,627,910

Pharmaceuticals, Biotechnology & Life Sciences 5.0%
Abbott Laboratories	30,000	1,616,100
Agilent Technologies, Inc. *	15,000	556,050
Allergan, Inc.	25,900	2,178,708
Bristol-Myers Squibb Co.	18,000	568,620
Eli Lilly & Co.	18,000	668,880
Johnson & Johnson	20,000	1,287,800
Mylan, Inc. *	55,000	1,076,350
Perrigo Co.	10,000	902,800
Thermo Fisher Scientific, Inc. *	9,000	452,430
Watson Pharmaceuticals, Inc. *	20,500	1,376,780

		10,684,518

Real Estate 0.9%
CBRE Group, Inc. *	45,000	800,100
Jones Lang LaSalle, Inc.	17,400	1,124,388

		1,924,488

Retailing 5.8%
Dollar Tree, Inc. *	17,600	1,407,296
Kohl’s Corp.	13,000	689,130
Macy’s, Inc.	105,000	3,205,650
PetSmart, Inc.	94,900	4,455,555
Target Corp.	9,000	492,750
The TJX Cos., Inc.	35,000	2,062,550

		12,312,931

Semiconductors & Semiconductor Equipment 1.4%
Applied Materials, Inc.	35,000	431,200
Intel Corp.	62,000	1,521,480
Lam Research Corp. *	27,000	1,160,730

		3,113,410

Software & Services 18.0%
Accenture plc, Class A	80,000	4,820,800
BMC Software, Inc. *	45,000	1,564,200
CA, Inc.	130,000	2,815,800
Google, Inc., Class A *	3,600	2,133,504
International Business Machines Corp.	60,000	11,077,800
Intuit, Inc.	30,700	1,647,669
MasterCard, Inc., Class A	15,000	5,208,600
Microsoft Corp.	165,000	4,393,950
Oracle Corp.	77,300	2,533,121
Symantec Corp. *	98,000	1,666,980
Visa, Inc., Class A	5,000	466,300

		38,328,724

Technology Hardware & Equipment 9.6%
Apple, Inc. *	13,500	5,464,530
Dell, Inc. *	308,000	4,869,480
EMC Corp. *	133,200	3,264,732
Hewlett-Packard Co.	50,200	1,335,822
SanDisk Corp. *	20,000	1,013,400
TE Connectivity Ltd.	60,000	2,133,000
The Western Digital Corp. *	94,000	2,504,160

		20,585,124

Telecommunication Services 1.7%
MetroPCS Communications, Inc. *	33,700	286,450
Verizon Communications, Inc.	89,500	3,309,710

		3,596,160

Transportation 1.3%
Delta Air Lines, Inc. *	188,000	1,601,760
United Parcel Service, Inc., Class B	16,100	1,130,864

		2,732,624

Utilities 0.1%
The AES Corp. *	20,000	224,400

Total Common Stock
(Cost $179,902,045)		211,308,854

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.8% of net assets

Time Deposit 0.7%
Bank of America
0.03%, 11/01/11	1,717,337	1,717,337

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill
0.00%, 12/15/11 (a)(b)	140,000	140,000

Total Short-Term Investments
(Cost $1,857,337)		1,857,337

End of Investments.

At 10/31/11, the tax basis cost of the fund’s investments was $181,989,566 and the unrealized appreciation and depreciation were $36,076,093 and ($4,899,468), respectively, with a net unrealized appreciation of $31,176,625.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	The rate shown is the purchase yield.

48 See financial notes

 Schwab Large-Cap Growth Fund

Portfolio Holdings continued

In addition to the above, the fund held the following at 10/31/11.

		Contract	Unrealized
	Number of	Value	Gains
	Contracts	($)	($)

Futures Contract
S&P 500 Index, e-mini, Long, expires 12/16/11	15	936,975	72,761

See financial notes 49

 Schwab Large-Cap Growth Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments, at value (cost $181,759,382)		$213,166,191
Receivables:
Dividends		214,778
Fund shares sold		180,327
Interest		1
Prepaid expenses	+	9,057

Total assets		213,570,354

Liabilities

Payables:
Investment adviser and administrator fees		12,482
Shareholder service fees		4,616
Fund shares redeemed		186,616
Due to brokers for futures		23,700
Accrued expenses	+	62,080

Total liabilities		289,494

Net Assets

Total assets		213,570,354
Total liabilities	−	289,494

Net assets		$213,280,860

Net Assets by Source
Capital received from investors		256,381,479
Net investment income not yet distributed		724,127
Net realized capital losses		(75,304,316)
Net unrealized capital gains		31,479,570

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$213,280,860		19,071,970		$11.18

50 See financial notes

 Schwab Large-Cap Growth Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends		$3,539,977
Interest		1,562
Securities on loan	+	1,037

Total investment income		3,542,576

Expenses

Investment adviser and administrator fees		1,643,311
Shareholder service fees		563,657
Shareholder reports		47,377
Portfolio accounting fees		40,760
Professional fees		32,921
Registration fees		24,945
Transfer agent fees		21,746
Trustees’ fees		7,527
Custodian fees		7,199
Other expenses	+	6,606

Total expenses		2,396,049
Expense reduction by CSIM and its affiliates	−	136,498

Net expenses	−	2,259,551

Net investment income		1,283,025

Realized and Unrealized Gains (Losses)

Net realized gains on investments		22,077,074
Net realized gains on futures contracts	+	599,188

Net realized gains		22,676,262
Net unrealized losses on investments		(7,671,591)
Net unrealized losses on futures contracts	+	(225,632)

Net unrealized losses	+	(7,897,223)

Net realized and unrealized gains		14,779,039

Increase in net assets resulting from operations		$16,062,064

See financial notes 51

 Schwab Large-Cap Growth Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$1,283,025	$1,222,042
Net realized gains		22,676,262	19,541,476
Net unrealized gains (losses)	+	(7,897,223)	20,023,881

Increase in net assets from operations		16,062,064	40,787,399

Distributions to Shareholders

Distributions from net investment income		($1,241,602)	($2,274,429)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,665,376	$41,539,298	5,456,543	$53,850,747
Shares reinvested		51,489	572,556	67,864	671,851
Shares redeemed	+	(5,580,743)	(63,063,162)	(24,147,177)	(233,766,378)

Net transactions in fund shares		(1,863,878)	($20,951,308)	(18,622,770)	($179,243,780)

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		20,935,848	$219,411,706	39,558,618	$360,142,516
Total decrease	+	(1,863,878)	(6,130,846)	(18,622,770)	(140,730,810)

End of period		19,071,970	$213,280,860	20,935,848	$219,411,706

Net investment income not yet distributed			$724,127		$682,704

52 See financial notes

Schwab Small-Cap Equity Fund™

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	11/1/06–
	10/31/11	10/31/10	10/31/09[1]	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	13.96	11.14	10.55	18.22	17.80

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.04)	(0.02)	(0.01)	(0.10)
Net realized and unrealized gains (losses)	1.66	2.86	0.61	(6.59)	0.60

Total from investment operations	1.65	2.82	0.59	(6.60)	0.50
Less distributions:
Distributions from net investment income	—	—	(0.00)[2]	—	—
Distributions from net realized gains	—	—	—	(1.07)	(0.08)

Total distributions	—	—	(0.00)[2]	(1.07)	(0.08)

Net asset value at end of period	15.61	13.96	11.14	10.55	18.22

Total return (%)	11.82	25.31	5.65	(38.16)	2.80

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.11	1.12	1.12	1.11	1.09
Gross operating expenses	1.12	1.14	1.17	1.12	1.09
Net investment income (loss)	(0.05)	(0.26)	(0.16)	(0.09)	(0.28)
Portfolio turnover rate	72	64	85	50	106
Net assets, end of period ($ x 1,000,000)	226	219	202	79	228

1 Effective September 28, 2009, the Investor Shares class and the Select Shares class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Amount is less than $0.01.

See financial notes 53

 Schwab Small-Cap Equity Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

96.7%		Common Stock	204,655,864	218,836,468
3.4%		Short-Term Investments	7,798,517	7,798,517

100.1%		Total Investments	212,454,381	226,634,985
0.1%		Collateral Invested for Securities on Loan	187,388	187,388
(0	.2)%	Other Assets and Liabilities, Net		(421,441)

100.0%		Total Net Assets		226,400,932

	Number	Value
Security	of Shares	($)

Common Stock 96.7% of net assets

Automobiles & Components 0.6%
American Axle & Manufacturing Holdings, Inc. *	112,800	1,093,032
Standard Motor Products, Inc.	10,400	161,720

		1,254,752

Banks 4.3%
1st Source Corp.	19,600	471,184
BancFirst Corp.	26,800	1,037,160
Bank of Kentucky Financial Corp.	9,300	200,880
Banner Corp.	48,471	851,635
Capital City Bank Group, Inc. (a)	4,200	42,798
Chemical Financial Corp.	17,400	350,262
Community Trust Bancorp, Inc.	3,400	96,322
Enterprise Financial Services Corp.	4,600	70,978
First Busey Corp.	35,600	181,560
First Citizens BancShares, Inc., Class A	7,600	1,239,180
First Defiance Financial Corp. *	16,800	238,728
First Interstate BancSystem, Inc.	5,312	67,144
First Merchants Corp.	20,400	164,424
Great Southern Bancorp, Inc.	2,200	43,758
Heritage Commerce Corp. *	36,500	176,295
MainSource Financial Group, Inc.	19,800	185,724
Metro Bancorp, Inc. *	12,400	102,548
Renasant Corp.	12,500	180,250
Republic Bancorp, Inc., Class A	25,300	514,602
StellarOne Corp.	11,800	141,482
UMB Financial Corp.	30,300	1,117,161
Union First Market Bankshares Corp.	4,400	56,408
Virginia Commerce Bancorp, Inc. *	34,100	216,876
Webster Financial Corp.	54,900	1,078,236
WesBanco, Inc.	12,600	250,236
West Bancorp, Inc.	5,100	50,184
Western Alliance Bancorp *	91,500	594,750

		9,720,765

Capital Goods 8.6%
Aircastle Ltd.	111,870	1,356,983
Alamo Group, Inc.	45,900	1,094,715
Albany International Corp., Class A	25,100	567,009
Astec Industries, Inc. *	16,600	551,950
Blount International, Inc. *	37,800	587,034
Cascade Corp.	13,600	586,160
Cubic Corp.	26,700	1,258,104
DXP Enterprises, Inc. *	10,700	267,286
Esterline Technologies Corp. *	22,900	1,280,110
General Cable Corp. *	24,400	684,176
GeoEye, Inc. *	29,200	980,244
Great Lakes Dredge & Dock Co.	156,000	803,400
Kadant, Inc. *	30,000	649,500
L.B. Foster Co., Class A	4,000	102,000
Layne Christensen Co. *	39,900	1,005,081
Lydall, Inc. *	13,000	142,480
Miller Industries, Inc.	13,000	265,720
Moog, Inc., Class A *	34,800	1,347,804
NACCO Industries, Inc., Class A	9,400	771,740
Primoris Services Corp.	72,400	942,648
Sauer-Danfoss, Inc. *	46,100	1,784,992
Standex International Corp.	5,000	193,050
Sterling Construction Co., Inc. *	8,200	102,090
Tredegar Corp.	34,900	676,013
TriMas Corp. *	79,000	1,539,710

		19,539,999

Commercial & Professional Supplies 3.8%
A.T. Cross Co., Class A *	18,200	221,312
Consolidated Graphics, Inc. *	33,800	1,539,928
G & K Services, Inc., Class A	44,400	1,347,984
Insperity, Inc.	46,100	1,188,458
Intersections, Inc.	35,200	594,528
Kelly Services, Inc., Class A	45,600	745,560
Kimball International, Inc., Class B	9,600	54,048
Multi-Color Corp.	9,400	249,194
Steelcase, Inc., Class A	119,000	881,790
Sykes Enterprises, Inc. *	47,100	750,303
UniFirst Corp.	13,400	701,490
Viad Corp.	19,500	408,135

		8,682,730

Consumer Durables & Apparel 4.5%
Arctic Cat, Inc. *	25,300	513,843
Brunswick Corp.	106,100	1,873,726
CSS Industries, Inc.	3,100	65,348
Delta Apparel, Inc. *	6,500	117,065
Helen of Troy Ltd. *	30,200	873,686
JAKKS Pacific, Inc.	80,400	1,525,188
Jarden Corp.	40,100	1,284,403
Johnson Outdoors, Inc., Class A *	2,400	44,616
Leapfrog Enterprises, Inc. *	106,800	398,364
Libbey, Inc. *	65,200	825,432

54 See financial notes

 Schwab Small-Cap Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Lifetime Brands, Inc.	9,100	111,293
Movado Group, Inc.	27,000	451,710
Perry Ellis International, Inc. *	23,800	597,380
Quiksilver, Inc. *	376,681	1,261,881
Steinway Musical Instruments, Inc. *	7,800	196,560

		10,140,495

Consumer Services 2.8%
Ameristar Casinos, Inc.	55,800	1,032,300
Biglari Holdings, Inc. *	3,200	1,104,384
Churchill Downs, Inc.	9,600	461,472
Mac-Gray Corp.	4,000	55,520
Papa John’s International, Inc. *	26,000	877,760
Service Corp. International	135,000	1,350,000
Steiner Leisure Ltd. *	19,800	953,964
Town Sports International Holdings, Inc. *	45,183	392,189

		6,227,589

Diversified Financials 3.7%
BGC Partners, Inc., Class A	223,800	1,533,030
Calamos Asset Management, Inc., Class A	49,400	617,006
Cash America International, Inc.	30,700	1,680,825
First Cash Financial Services, Inc. *	6,014	249,581
Interactive Brokers Group, Inc., Class A	90,600	1,393,428
INTL FCStone, Inc. *	21,900	530,856
Nelnet, Inc., Class A	55,788	1,198,326
PHH Corp. *	57,000	1,051,650
Primus Guaranty Ltd. *	25,700	150,088

		8,404,790

Energy 7.6%
Bristow Group, Inc.	27,600	1,373,928
Callon Petroleum Co. *	163,100	768,201
Cloud Peak Energy, Inc. *	57,500	1,319,625
Complete Production Services, Inc. *	60,200	1,974,560
Crosstex Energy, Inc.	114,100	1,486,723
GulfMark Offshore, Inc., Class A *	24,100	1,002,319
Helix Energy Solutions Group, Inc. *	80,800	1,459,248
Newpark Resources, Inc. *	160,400	1,432,372
Parker Drilling Co. *	73,400	405,902
REX American Resources Corp. *	4,700	85,728
SEACOR Holdings, Inc.	12,000	1,021,800
SemGroup Corp. *	43,700	1,222,726
Stone Energy Corp. *	43,600	1,059,044
Teekay Offshore Partners L.P.	22,900	604,102
TETRA Technologies, Inc. *	109,800	1,043,100
W&T Offshore, Inc.	47,900	943,151

		17,202,529

Food, Beverage & Tobacco 1.3%
Coca-Cola Bottling Co. Consolidated	20,600	1,156,072
Dole Food Co., Inc. *	46,495	491,917
Fresh Del Monte Produce, Inc.	43,900	1,117,694
MGP Ingredients, Inc.	7,900	51,824

		2,817,507

Health Care Equipment & Services 3.8%
AMERIGROUP Corp. *	4,400	244,772
ArthroCare Corp. *	22,600	681,390
Cantel Medical Corp.	36,900	1,018,440
Centene Corp. *	7,300	256,595
CryoLife, Inc. *	46,100	212,521
Greatbatch, Inc. *	28,300	631,939
Healthspring, Inc. *	17,700	954,738
Integra LifeSciences Holdings *	7,400	237,244
Invacare Corp.	39,800	893,510
National Healthcare Corp.	5,200	199,212
RTI Biologics, Inc. *	103,500	465,750
The Providence Service Corp. *	11,700	146,250
WellCare Health Plans, Inc. *	32,400	1,587,924
Wright Medical Group, Inc. *	60,800	1,045,152

		8,575,437

Household & Personal Products 1.0%
Elizabeth Arden, Inc. *	48,100	1,648,868
Nature’s Sunshine Products, Inc. *	25,900	449,624
Revlon, Inc., Class A *	15,900	234,207

		2,332,699

Insurance 4.5%
American Equity Investment Life Holding Co.	90,900	985,356
American Financial Group, Inc.	39,100	1,400,953
CNO Financial Group, Inc. *	170,200	1,063,750
FBL Financial Group, Inc., Class A	21,400	698,710
First American Financial Corp.	107,400	1,288,800
Independence Holding Co.	11,300	93,677
Kemper Corp.	40,100	1,078,289
Maiden Holdings Ltd.	77,900	634,885
Meadowbrook Insurance Group, Inc.	20,400	211,344
Presidential Life Corp.	4,800	47,616
ProAssurance Corp.	23,200	1,775,960
Symetra Financial Corp.	88,000	815,760

		10,095,100

Materials 4.7%
AEP Industries, Inc. *	2,700	72,981
Boise, Inc.	132,900	804,045
Buckeye Technologies, Inc.	47,300	1,430,352
Ferro Corp. *	88,200	570,654
Georgia Gulf Corp. *	43,500	787,350
Graphic Packaging Holding Co. *	109,500	483,990
Handy & Harman Ltd. *	17,500	210,000
Minerals Technologies, Inc.	18,400	1,009,056
Neenah Paper, Inc.	57,300	945,450
P.H. Glatfelter Co.	75,100	1,126,500
PolyOne Corp.	135,300	1,514,007
Rockwood Holdings, Inc. *	38,500	1,772,540

		10,726,925

Media 1.7%
AH Belo Corp., Class A	25,000	125,000
Fisher Communications, Inc. *	9,200	267,168

See financial notes 55

 Schwab Small-Cap Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Journal Communications, Inc., Class A *	78,800	304,168
Knology, Inc. *	33,300	477,189
LIN TV Corp., Class A *	53,200	165,984
Live Nation Entertainment, Inc. *	107,600	1,010,364
Nexstar Broadcasting Group, Inc., Class A *	24,700	224,770
Sinclair Broadcast Group, Inc., Class A	106,600	1,021,228
The E.W. Scripps Co., Class A *	40,600	338,604

		3,934,475

Pharmaceuticals, Biotechnology & Life Sciences 8.0%
Affymetrix, Inc. *	158,300	884,897
Albany Molecular Research, Inc. *	79,200	254,232
Astex Pharmaceuticals *	179,300	346,049
Bio-Rad Laboratories, Inc., Class A *	12,000	1,194,600
Cambrex Corp. *	105,400	580,754
Charles River Laboratories International, Inc. *	47,300	1,526,844
Cornerstone Therapeutics, Inc. *	11,000	67,430
Emergent Biosolutions, Inc. *	61,400	1,158,004
Impax Laboratories, Inc. *	73,400	1,387,994
Luminex Corp. *	32,500	713,700
Medicis Pharmaceutical Corp., Class A	48,200	1,845,578
Myriad Genetics, Inc. *	69,000	1,468,320
Par Pharmaceutical Cos., Inc. *	55,100	1,686,060
PDL BioPharma, Inc.	184,900	1,122,343
PerkinElmer, Inc.	19,900	411,333
Progenics Pharmaceuticals, Inc. *	22,300	146,511
The Medicines Co. *	85,400	1,598,688
ViroPharma, Inc. *	84,500	1,710,280

		18,103,617

Real Estate 5.7%
Acadia Realty Trust	20,700	428,904
American Campus Communities, Inc.	40,500	1,576,665
Apartment Investment & Management Co., Class A	39,600	976,932
Ashford Hospitality Trust	108,500	965,650
CBL & Associates Properties, Inc.	83,200	1,279,616
CubeSmart	108,400	1,063,404
First Industrial Realty Trust, Inc. *	150,600	1,483,410
Home Properties, Inc.	21,500	1,266,350
Pennsylvania REIT	76,300	782,838
RAIT Financial Trust (a)	33,632	174,886
Strategic Hotel & Resorts, Inc. *	173,700	988,353
Sunstone Hotel Investors, Inc. *	121,100	841,645
Taubman Centers, Inc.	16,800	1,028,664

		12,857,317

Retailing 5.9%
Aaron’s, Inc.	45,200	1,209,552
Ascena Retail Group, Inc. *	47,900	1,384,310
Audiovox Corp., Class A *	31,100	221,121
Charming Shoppes, Inc. *	294,800	1,022,956
Core-Mark Holding Co., Inc. *	8,900	298,061
Dillard’s, Inc., Class A	30,500	1,571,665
DSW, Inc., Class A	21,600	1,130,544
Orbitz Worldwide, Inc. *	58,200	109,998
Pier 1 Imports, Inc. *	150,200	1,879,002
Saks, Inc. *	109,100	1,153,187
Select Comfort Corp. *	108,300	2,249,391
Systemax, Inc. *	14,400	217,872
The Cato Corp., Class A	37,600	963,688

		13,411,347

Semiconductors & Semiconductor Equipment 4.3%
Alpha & Omega Semiconductor Ltd. *	27,200	229,840
ATMI, Inc. *	45,300	924,120
Diodes, Inc. *	23,100	516,747
Entegris, Inc. *	156,400	1,401,344
Fairchild Semiconductor International, Inc. *	111,600	1,670,652
International Rectifier Corp. *	43,700	1,061,473
IXYS Corp. *	26,700	364,989
LTX-Credence Corp. *	158,000	1,000,140
MKS Instruments, Inc.	31,400	836,496
Photronics, Inc. *	268,100	1,680,987

		9,686,788

Software & Services 10.1%
ACI Worldwide, Inc. *	55,100	1,689,917
Acxiom Corp. *	96,100	1,267,559
CACI International, Inc., Class A *	23,200	1,273,448
Cardtronics, Inc. *	69,700	1,737,621
Convergys Corp. *	104,300	1,116,010
CoreLogic, Inc. *	71,300	867,721
DST Systems, Inc.	8,600	431,634
Euronet Worldwide, Inc. *	76,800	1,487,616
Heartland Payment Systems, Inc.	71,900	1,564,544
InfoSpace, Inc. *	43,400	380,184
Keynote Systems, Inc.	20,200	482,174
Manhattan Associates, Inc. *	43,200	1,829,520
MAXIMUS, Inc.	43,200	1,742,688
MoneyGram International, Inc. *	229,000	586,240
Monotype Imaging Holdings, Inc. *	65,000	882,050
PRGX Global, Inc. *	23,600	126,024
TeleTech Holdings, Inc. *	90,300	1,578,444
The Hackett Group, Inc. *	27,500	113,575
TIBCO Software, Inc. *	19,700	569,133
TNS, Inc. *	56,900	1,111,257
Unisys Corp. *	41,240	1,071,828
United Online, Inc.	159,300	941,463

		22,850,650

Technology Hardware & Equipment 3.4%
Electro Scientific Industries, Inc. *	2,300	28,267
FEI Co. *	46,000	1,828,960
Insight Enterprises, Inc. *	93,800	1,585,220
KEMET Corp. *	21,800	200,996
Newport Corp. *	37,200	515,220
Oplink Communications, Inc. *	64,100	1,039,702
OSI Systems, Inc. *	11,600	513,880
RadiSys Corp. *	65,400	383,244
Richardson Electronics Ltd.	15,300	198,747
Sanmina-SCI Corp. *	103,400	910,954

56 See financial notes

 Schwab Small-Cap Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Symmetricom, Inc. *	74,300	382,645

		7,587,835

Telecommunication Services 1.0%
IDT Corp., Class B	67,000	770,500
Premiere Global Services, Inc. *	30,100	272,706
SureWest Communications	28,300	324,601
Telephone & Data Systems, Inc.	40,800	945,744

		2,313,551

Transportation 1.9%
Alaska Air Group, Inc. *	30,900	2,055,777
AMERCO *	10,100	764,671
International Shipholding Corp.	23,800	484,092
Park-Ohio Holdings Corp. *	12,500	202,250
US Airways Group, Inc. *	149,500	862,615

		4,369,405

Utilities 3.5%
Genie Energy Ltd., Class B *	67,000	556,100
NorthWestern Corp.	36,900	1,271,205
PNM Resources, Inc.	89,700	1,612,806
Portland General Electric Co.	57,100	1,401,234
Southwest Gas Corp.	45,100	1,780,548
Unisource Energy Corp.	34,100	1,271,248
WGL Holdings, Inc.	2,500	107,025

		8,000,166

Total Common Stock
(Cost $204,655,864)		218,836,468

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 3.4% of net assets

Time Deposits 2.9%
Bank of America
0.03%, 11/01/11	6,688,517	6,688,517

U.S. Treasury Obligation 0.5%
U.S. Treasury Bill
0.00%, 12/15/11 (b)(c)	1,110,000	1,110,000

Total Short-Term Investments
(Cost $7,798,517)		7,798,517

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.1% of net assets

Invesco Short Term Investments Trust Government & Agency Portfolio	187,388	187,388

Total Collateral Invested for Securities on Loan
(Cost $187,388)		187,388

End of Collateral Invested for Securities on Loan

At 10/31/11, the tax basis cost of the fund’s investments was $212,792,169 and the unrealized appreciation and depreciation were $27,500,929 and ($13,658,113), respectively, with a net unrealized appreciation of $13,842,816.

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	All or a portion of this security is held as collateral for open futures contracts.
(c)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/11.

		Contract	Unrealized
	Number of	Value	Gains
	Contracts	($)	($)

Futures Contract
Russell 2000 Index, mini, Long, expires 12/16/11	65	4,805,450	475,396

See financial notes 57

 Schwab Small-Cap Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments, at value (cost $212,454,381) including securities on loan of $177,247		$226,634,985
Collateral invested for securities on loan		187,388
Receivables:
Dividends		48,838
Fund shares sold		43,534
Income from securities on loan		760
Interest		6
Prepaid expenses	+	5,670

Total assets		226,921,181

Liabilities

Collateral held for securities on loan		187,388
Payables:
Investment adviser and administrator fees		16,433
Shareholder service fees		4,794
Fund shares redeemed		138,487
Due to brokers for futures		131,300
Accrued expenses	+	41,847

Total liabilities		520,249

Net Assets

Total assets		226,921,181
Total liabilities	−	520,249

Net assets		$226,400,932

Net Assets by Source
Capital received from investors		260,892,394
Distributions in excess of net investment income		(162,424)
Net realized capital losses		(48,985,038)
Net unrealized capital gains		14,656,000

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$226,400,932		14,507,077		$15.61

58 See financial notes

 Schwab Small-Cap Equity Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends		$2,464,201
Interest		2,701
Securities on loan	+	22,782

Total investment income		2,489,684

Expenses

Investment adviser and administrator fees		1,896,646
Shareholder service fees		573,708
Portfolio accounting fees		43,086
Professional fees		33,721
Shareholder reports		23,112
Transfer agent fees		17,829
Registration fees		17,820
Custodian fees		13,549
Trustees’ fees		7,555
Interest expense		18
Other expenses	+	5,470

Total expenses		2,632,514
Expense reduction by CSIM and its affiliates	−	24,238
Payment for state filing fees (see financial note 11)	−	10,838

Net expenses	−	2,597,438

Net investment loss		(107,754)

Realized and Unrealized Gains (Losses)

Net realized gains on investments		42,706,507
Net realized gains on futures contracts	+	70,760

Net realized gains		42,777,267
Net unrealized losses on investments		(15,774,192)
Net unrealized losses on futures contracts	+	(48,685)

Net unrealized losses	+	(15,822,877)

Net realized and unrealized gains		26,954,390

Increase in net assets resulting from operations		$26,846,636

See financial notes 59

 Schwab Small-Cap Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment loss		($107,754)	($554,304)
Net realized gains		42,777,267	19,962,409
Net unrealized gains (losses)	+	(15,822,877)	29,183,645

Increase in net assets from operations		$26,846,636	$48,591,750

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,170,598	$33,586,870	1,457,019	$18,515,745
Shares redeemed	+	(3,345,626)	(52,956,292)	(3,898,642)	(50,114,637)

Net transactions in fund shares		(1,175,028)	($19,369,422)	(2,441,623)	($31,598,892)

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		15,682,105	$218,923,718	18,123,728	$201,930,860
Total increase or decrease	+	(1,175,028)	7,477,214	(2,441,623)	16,992,858

End of period		14,507,077	$226,400,932	15,682,105	$218,923,718

Distributions in excess of net investment income			($162,424)		$—

60 See financial notes

Schwab Hedged Equity Fund™

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	11/1/06–
	10/31/11	10/31/10	10/31/09[1]	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	14.79	13.45	12.55	16.39	15.98

Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.08)	(0.05)	(0.05)	0.14
Net realized and unrealized gains (losses)	0.58	1.42	0.96	(3.63)	0.36

Total from investment operations	0.53	1.34	0.91	(3.68)	0.50
Less distributions:
Distributions from net investment income	—	—	(0.01)	(0.16)	(0.09)

Total distributions	—	—	(0.01)	(0.16)	(0.09)

Net asset value at end of period	15.32	14.79	13.45	12.55	16.39

Total return (%)	3.58	9.96	7.28	(22.66)	3.11

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses (including dividend expense on short sales)	1.86	1.97	2.07 [2]	2.17 [3]	2.03 [3]
Net operating expenses (excluding dividend expense on short sales)	1.44 [4]	1.38 [5]	1.62 [2,5]	1.77	1.77
Gross operating expenses	1.88	1.99	2.29	2.19	2.04
Net investment income (loss)	(0.25)	(0.54)	(0.41)	(0.17)	0.79
Portfolio turnover rate	98	115	169	138	72
Net assets, end of period ($ x 1,000,000)	236	329	306	343	948

1 Effective September 28, 2009, the Investor Shares class and the Select Shares class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
3 The ratio of net operating expense would have been 2.02% and 2.16% for the periods ended 10/31/07 and 10/31/08, respectively, if interest expense had not been incurred.
4 The ratio of net operating expenses would have been 1.33%, if stock loan fees on short sales and payment for state filing fees (See financial note 11) had not been included.
5 The ratio of net operating expenses would have been 1.47% and 1.31% for the period ended 10/31/09 and 10/31/10, respectively, if stock loan fees on short sales had not been incurred.

See financial notes 61

 Schwab Hedged Equity Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

95.7%		Common Stock	207,601,910	225,584,125
0.8%		Other Investment Company	1,800,833	1,800,833
0.3%		Short-Term Investments	675,003	675,003

96.8%		Total Investments	210,077,746	228,059,961
(34	.7)%	Short Sales	(88,843,419)	(81,814,146)
37.9%		Other Assets and Liabilities, Net		89,378,393

100.0%		Total Net Assets		235,624,208

	Number	Value
Security	of Shares	($)

Common Stock 95.7% of net assets

Automobiles & Components 0.3%
Ford Motor Co. *	64,521	753,604

Banks 1.5%
Fifth Third Bancorp	78,998	948,766
SunTrust Banks, Inc.	13,534	267,026
Wells Fargo & Co. (a)	87,391	2,264,301

		3,480,093

Capital Goods 4.4%
AGCO Corp. *	31,473	1,379,462
Cubic Corp.	40,087	1,888,899
General Electric Co.	100,505	1,679,439
KBR, Inc.	19,618	547,538
Textron, Inc.	24,235	470,644
The Boeing Co.	28,956	1,905,015
The Timken Co.	59,590	2,509,931

		10,380,928

Commercial & Professional Supplies 1.5%
Herman Miller, Inc.	98,722	2,038,609
Iron Mountain, Inc.	1,679	51,932
Towers Watson & Co., Class A	21,926	1,440,538

		3,531,079

Consumer Durables & Apparel 2.6%
Brunswick Corp.	84,978	1,500,711
Jarden Corp. (a)	4,511	144,487
Mohawk Industries, Inc. (a)*	41,020	2,159,703
Polaris Industries, Inc.	35,455	2,245,720

		6,050,621

Consumer Services 1.7%
Brinker International, Inc.	88,126	2,018,085
Penn National Gaming, Inc. (a)*	54,659	1,967,724

		3,985,809

Diversified Financials 4.9%
Capital One Financial Corp.	51,512	2,352,038
JPMorgan Chase & Co.	149,212	5,186,609
SLM Corp.	143,309	1,959,034
The NASDAQ OMX Group, Inc. (a)*	84,244	2,110,312

		11,607,993

Energy 11.2%
Anadarko Petroleum Corp. (a)	33,753	2,649,610
Chevron Corp.	57,596	6,050,460
Exxon Mobil Corp.	47,420	3,703,028
Hess Corp.	61,478	3,846,064
Murphy Oil Corp. (a)	67,353	3,729,336
Oceaneering International, Inc. (a)	34,201	1,430,628
SEACOR Holdings, Inc. (a)	11,540	982,631
Sunoco, Inc. (a)	52,036	1,937,300
Tesoro Corp. *	9,127	236,754
Valero Energy Corp. (a)	77,678	1,910,879

		26,476,690

Food & Staples Retailing 2.0%
Ruddick Corp.	12,904	564,034
Safeway, Inc. (a)	91,483	1,772,025
The Kroger Co.	97,043	2,249,457

		4,585,516

Food, Beverage & Tobacco 7.5%
Bunge Ltd.	30,844	1,905,234
Constellation Brands, Inc., Class A *	102,079	2,064,037
Corn Products International, Inc. (a)	75,949	3,683,527
Fresh Del Monte Produce, Inc.	82,707	2,105,720
Smithfield Foods, Inc. (a)*	156,003	3,566,229
Tyson Foods, Inc., Class A (a)	223,158	4,306,949

		17,631,696

Health Care Equipment & Services 2.1%
Cardinal Health, Inc. (a)	33,467	1,481,584
McKesson Corp.	43,328	3,533,398

		5,014,982

Household & Personal Products 0.6%
Herbalife Ltd.	23,920	1,491,651

Insurance 3.7%
American Financial Group, Inc. (a)	127,835	4,580,328
Hartford Financial Services Group, Inc.	53,820	1,036,035

62 See financial notes

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Principal Financial Group, Inc.	39,132	1,008,823
Prudential Financial, Inc. (a)	36,719	1,990,170

		8,615,356

Materials 7.6%
Alcoa, Inc. (a)	168,907	1,817,439
CF Industries Holdings, Inc.	944	153,183
Freeport-McMoran Copper & Gold, Inc.	41,755	1,681,056
International Paper Co. (a)	141,116	3,908,913
MeadWestvaco Corp. (a)	146,247	4,081,754
Minerals Technologies, Inc. (a)	22,346	1,225,455
PPG Industries, Inc. (a)	48,472	4,188,466
Rockwood Holdings, Inc. *	19,828	912,881

		17,969,147

Media 1.0%
CBS Corp., Class B - Non Voting Shares	92,742	2,393,671

Pharmaceuticals, Biotechnology & Life Sciences 8.0%
Agilent Technologies, Inc. *	18,884	700,030
Bristol-Myers Squibb Co. (a)	91,964	2,905,143
Eli Lilly & Co. (a)	74,697	2,775,740
Mylan, Inc. *	50,253	983,451
PerkinElmer, Inc. (a)	82,041	1,695,787
Pfizer, Inc. (a)	281,687	5,425,292
Watson Pharmaceuticals, Inc. (a)*	64,861	4,356,065

		18,841,508

Real Estate 2.9%
Apartment Investment & Management Co., Class A (a)	110,996	2,738,271
Camden Property Trust	25,179	1,526,855
CBRE Group, Inc. (a)*	138,378	2,460,361

		6,725,487

Retailing 3.8%
Dillard’s, Inc., Class A	39,657	2,043,525
J.C. Penney Co., Inc. (a)	11,330	363,466
Macy’s, Inc.	69,421	2,119,423
PetSmart, Inc. (a)	80,152	3,763,137
Pier 1 Imports, Inc. (a)*	56,337	704,776

		8,994,327

Semiconductors & Semiconductor Equipment 1.7%
Amkor Technology, Inc. *	154,276	746,696
Fairchild Semiconductor International, Inc. *	30,110	450,747
LSI Corp. *	278,566	1,741,037
Micron Technology, Inc. (a)*	208,354	1,164,699

		4,103,179

Software & Services 12.8%
Accenture plc, Class A	734	44,231
ACI Worldwide, Inc. *	1,679	51,495
Activision Blizzard, Inc.	105,016	1,406,164
CA, Inc. (a)	94,106	2,038,336
Computer Sciences Corp. (a)	51,616	1,623,839
Convergys Corp. *	169,222	1,810,675
DST Systems, Inc.	84,139	4,222,937
Fidelity National Information Services, Inc.	10,491	274,654
IAC/InterActiveCorp *	31,683	1,293,617
International Business Machines Corp.	39,893	7,365,445
MasterCard, Inc., Class A	7,029	2,440,750
MAXIMUS, Inc.	55,603	2,243,025
Symantec Corp. (a)*	124,425	2,116,469
Synopsys, Inc. (a)*	64,346	1,725,116
TeleTech Holdings, Inc. (a)*	90,564	1,583,059

		30,239,812

Technology Hardware & Equipment 5.6%
Apple, Inc. *	4,328	1,751,888
AVX Corp.	63,681	853,962
Brocade Communications Systems, Inc. *	349,224	1,529,601
EchoStar Corp., Class A (a)*	56,967	1,501,650
Jabil Circuit, Inc.	38,188	785,145
Lexmark International, Inc., Class A *	24,654	781,532
NCR Corp. (a)*	114,249	2,175,301
Tech Data Corp. (a)*	41,545	2,043,183
The Western Digital Corp. *	18,779	500,273
Xerox Corp.	163,242	1,335,320

		13,257,855

Telecommunication Services 2.4%
AT&T, Inc. (a)	113,514	3,327,096
Telephone & Data Systems, Inc. (a)	64,416	1,493,163
Verizon Communications, Inc.	19,933	737,122

		5,557,381

Transportation 2.6%
Alaska Air Group, Inc. *	59,261	3,942,634
FedEx Corp.	27,592	2,257,854

		6,200,488

Utilities 3.3%
Ameren Corp.	79,266	2,527,000
NiSource, Inc. (a)	55,708	1,230,590
Southwest Gas Corp. (a)	65,570	2,588,704
The AES Corp. (a)*	120,228	1,348,958

		7,695,252

Total Common Stock
(Cost $207,601,910)		225,584,125

See financial notes 63

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Other Investment Company 0.8% of net assets

Money Market Fund 0.8%
State Street Institutional Liquid Reserves Fund - Institutional Class	1,800,833	1,800,833

Total Other Investment Company
(Cost $1,800,833)		1,800,833

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.3% of net assets

U.S. Treasury Obligations 0.3%
U.S. Treasury Bills
(0.01)%, 12/15/11 (b)(c)	275,000	275,001
0.00%, 12/15/11 (b)(c)	400,000	400,002

Total Short-Term Investments
(Cost $675,003)		675,003

End of Investments.

At 10/31/11, the tax basis cost of the fund’s investments was $210,115,067 and the unrealized appreciation and depreciation were $30,118,539 and ($12,173,645), respectively, with a net unrealized appreciation of $17,944,894.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for short sales.
(b)	All or a portion of this security is held as collateral for open futures contracts.
(c)	The rate shown is the purchase yield.

In addition to the above, the fund held the following at 10/31/11.

		Contract	Unrealized
	Number of	Value	Gains
	Contracts	($)	($)

Futures Contract
S&P 500 Index, e-mini, Long, expires 12/16/11	38	2,373,670	154,429

64 See financial notes

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Short Sales 34.7% of net assets

Automobiles & Components 2.0%
BorgWarner, Inc. *	15,000	1,147,350
Gentex Corp.	61,900	1,864,428
Thor Industries, Inc.	63,091	1,668,126

		4,679,904

Banks 1.2%
Capitol Federal Financial, Inc.	127,200	1,410,648
MGIC Investment Corp. *	6,400	17,024
New York Community Bancorp, Inc.	100,400	1,336,324

		2,763,996

Capital Goods 2.4%
GrafTech International Ltd. *	42,000	659,820
Illinois Tool Works, Inc.	20,000	972,600
Lennox International, Inc.	37,000	1,191,030
Rockwell Collins, Inc.	18,300	1,021,689
Terex Corp. *	65,800	1,094,912
USG Corp. *	73,400	679,684

		5,619,735

Consumer Durables & Apparel 1.1%
Lennar Corp., Class A	45,100	745,954
M.D.C. Holdings, Inc.	38,900	871,360
PulteGroup, Inc. *	192,800	998,704

		2,616,018

Consumer Services 0.4%
Chipotle Mexican Grill, Inc. *	800	268,896
Gaylord Entertainment Co. *	32,400	757,836

		1,026,732

Diversified Financials 1.3%
Greenhill & Co., Inc.	1,800	68,004
T. Rowe Price Group, Inc.	25,600	1,352,704
TD Ameritrade Holding Corp.	102,300	1,716,594

		3,137,302

Energy 2.9%
Carrizo Oil & Gas, Inc. *	42,800	1,164,160
Cobalt International Energy, Inc. *	153,800	1,587,216
Continental Resources, Inc. *	24,600	1,491,990
Dril-Quip, Inc. *	22,400	1,458,240
Gulfport Energy Corp. *	7,600	236,664
Kodiak Oil & Gas Corp *	95,784	661,868
Ultra Petroleum Corp. *	4,300	136,998

		6,737,136

Food & Staples Retailing 0.6%
United Natural Foods, Inc. *	36,100	1,318,011

Food, Beverage & Tobacco 1.3%
General Mills, Inc.	30,400	1,171,312
Green Mountain Coffee Roasters, Inc. *	12,600	819,252
Reynolds American, Inc.	27,928	1,080,255

		3,070,819

Health Care Equipment & Services 1.2%
Dexcom, Inc. *	90,800	888,932
MAKO Surgical Corp. *	34,678	1,333,369
Masimo Corp.	35,500	734,140

		2,956,441

Insurance 1.6%
Assured Guaranty Ltd.	113,000	1,439,620
MBIA, Inc. *	114,446	1,007,125
Old Republic International Corp.	140,400	1,241,136
RLI Corp.	2,900	203,986

		3,891,867

Materials 3.9%
Allied Nevada Gold Corp. *	45,500	1,728,090
Martin Marietta Materials, Inc.	7,802	563,070
Molycorp, Inc. *	25,400	972,058
Southern Copper Corp.	44,500	1,365,260
The Sherwin-Williams Co.	12,900	1,066,959
United States Steel Corp.	40,500	1,027,080
Vulcan Materials Co.	48,700	1,523,823
Walter Energy, Inc.	12,700	960,755

		9,207,095

Media 0.1%
DreamWorks Animation SKG, Inc., Class A *	8,900	165,095

Other Investment Company 2.3%
iShares S&P 100 Index Fund	96,000	5,419,200

Pharmaceuticals, Biotechnology & Life Sciences 1.9%
Human Genome Sciences, Inc. *	73,100	750,006
Regeneron Pharmaceuticals, Inc. *	25,700	1,421,210
Seattle Genetics, Inc. *	24,800	545,600
Theravance, Inc. *	12,387	275,363
Vertex Pharmaceuticals, Inc. *	39,900	1,579,641

		4,571,820

Retailing 0.6%
Urban Outfitters, Inc. *	51,300	1,397,925

Semiconductors & Semiconductor Equipment 0.8%
Cavium, Inc. *	24,500	800,905
Cree, Inc. *	44,200	1,177,488

		1,978,393

See financial notes 65

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Software & Services 4.3%
Ariba, Inc. *	11,500	364,320
Concur Technologies, Inc. *	11,800	548,936
MicroStrategy, Inc., Class A *	10,600	1,396,762
NetSuite, Inc. *	40,200	1,529,208
OpenTable, Inc. *	21,100	925,446
Pegasystems, Inc.	33,100	1,250,849
QLIK Technologies, Inc. *	53,000	1,514,210
ServiceSource International, Inc. *	67,900	903,749
SuccessFactors, Inc. *	50,700	1,353,690
TiVo, Inc. *	27,000	292,410

		10,079,580

Technology Hardware & Equipment 2.8%
Acme Packet, Inc. *	23,000	832,830
Aruba Networks, Inc. *	59,000	1,397,710
Ciena Corp. *	101,400	1,336,452
Juniper Networks, Inc. *	41,300	1,010,611
Universal Display Corp. *	42,000	1,966,860

		6,544,463

Transportation 2.0%
AMR Corp. *	19,400	51,022
C.H. Robinson Worldwide, Inc.	27,200	1,888,496
Heartland Express, Inc.	93,600	1,255,176
Knight Transportation, Inc.	94,600	1,437,920

		4,632,614

Total Short Sales
(Proceeds $88,843,419)		81,814,146

End of Short Sale Positions.

*	Non-income producing security

66 See financial notes

 Schwab Hedged Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments, at value (cost $210,077,746)		$228,059,961
Deposits with broker for short sales		87,800,901
Receivables:
Investments sold		6,147,891
Dividends		177,347
Fund shares sold		29,190
Interest		930
Prepaid expenses	+	9,276

Total assets		322,225,496

Liabilities

Securities sold short, at value (proceeds $88,843,419)		81,814,146
Payables:
Investments bought		2,895,446
Investment adviser and administrator fees		20,867
Shareholder service fees		5,892
Fund shares redeemed		1,736,009
Due to brokers for futures		60,040
Dividends on short sales		24,786
Accrued expenses	+	44,102

Total liabilities		86,601,288

Net Assets

Total assets		322,225,496
Total liabilities	−	86,601,288

Net assets		$235,624,208

Net Assets by Source
Capital received from investors		228,783,452
Net realized capital losses		(18,325,161)
Net unrealized capital gains		25,165,917

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$235,624,208		15,381,803		$15.32

See financial notes 67

 Schwab Hedged Equity Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends		$4,646,001

Expenses

Investment adviser and administrator fees		3,037,973
Shareholder service fees		681,099
Dividends on short sales		1,195,282
Stock loan fees on short sales		338,639
Professional fees		45,546
Portfolio accounting fees		40,571
Transfer agent fees		36,640
Registration fees		24,510
Shareholder reports		15,050
Custodian fees		11,703
Trustees’ fees		8,052
Interest expense		1,750
Other expenses	+	7,985

Total expenses		5,444,800
Expense reduction by CSIM and its affiliates	−	62,085
Payment for state filing fees (see financial note 11)	−	9,290
Custody credits	−	25

Net expenses	−	5,373,400

Net investment loss		(727,399)

Realized and Unrealized Gains (Losses)

Net realized gains on investments		34,482,666
Net realized gains on futures contracts		909,840
Net realized losses on short sales	+	(22,139,047)

Net realized gains		13,253,459
Net unrealized losses on investments		(18,420,579)
Net unrealized losses on futures contracts		(143,964)
Net unrealized gains on short sales	+	16,246,071

Net unrealized losses	+	(2,318,472)

Net realized and unrealized gains		10,934,987

Increase in net assets resulting from operations		$10,207,588

68 See financial notes

 Schwab Hedged Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment loss		($727,399)	($1,746,653)
Net realized gains		13,253,459	21,406,852
Net unrealized gains (losses)	+	(2,318,472)	11,929,922

Increase in net assets from operations		$10,207,588	$31,590,121

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,890,847	$60,873,641	8,005,470	$113,763,890
Shares redeemed	+	(10,766,228)	(164,542,266)	(8,465,059)	(121,801,322)

Net transactions in fund shares		(6,875,381)	($103,668,625)	(459,589)	($8,037,432)

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		22,257,184	$329,085,245	22,716,773	$305,532,556
Total increase or decrease	+	(6,875,381)	(93,461,037)	(459,589)	23,552,689

End of period		15,381,803	$235,624,208	22,257,184	$329,085,245

See financial notes 69

Schwab Financial Services Fund™

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	11/1/06–
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	9.74	8.77	9.05	15.88	15.75

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.04	0.08	0.18	0.18
Net realized and unrealized gains (losses)	(0.58)	0.99	(0.21)	(6.78)	0.25

Total from investment operations	(0.53)	1.03	(0.13)	(6.60)	0.43
Less distributions:
Distributions from net investment income	(0.04)	(0.06)	(0.15)	(0.21)	(0.11)
Distributions from net realized gains	—	—	—	(0.02)	(0.19)

Total distributions	(0.04)	(0.06)	(0.15)	(0.23)	(0.30)

Net asset value at end of period	9.17	9.74	8.77	9.05	15.88

Total return (%)	(5.51)	11.79	(1.10)	(42.08)	2.75

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.93 [1]	0.95 [2]	0.96 [3]	0.94	0.90
Gross operating expenses	1.06	1.04	0.99	0.94	0.90
Net investment income (loss)	0.45	0.37	0.91	1.56	1.06
Portfolio turnover rate	77	54	47	59	54
Net assets, end of period ($ x 1,000,000)	40	52	64	84	94

1 The ratio of net operating expenses would have been 0.94%, if payment for state filing fees had not been included. (See financial note 11)
2 The ratio of net operating expenses would have been 0.94%, if certain non-routine expenses had not been incurred.
3 Effective July 1, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.

70 See financial notes

 Schwab Financial Services Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.8%	Common Stock	40,331,136	39,771,797
0.9%	Short-Term Investment	358,521	358,521

99.7%	Total Investments	40,689,657	40,130,318
0.0%	Collateral Invested for Securities on Loan	2,255	2,255
0.3%	Other Assets and Liabilities, Net		122,942

100.0%	Total Net Assets		40,255,515

	Number	Value
Security	of Shares	($)

Common Stock 98.8% of net assets

Banks 22.2%
1st Source Corp.	3,100	74,524
Banner Corp.	4,828	84,828
BOK Financial Corp.	2,800	146,216
Commerce Bancshares, Inc.	14,800	574,240
East West Bancorp, Inc.	21,400	416,658
Enterprise Financial Services Corp.	4,000	61,720
Fifth Third Bancorp	105,600	1,268,256
First California Financial Group, Inc. *	9,700	31,719
First Citizens BancShares, Inc., Class A	400	65,220
KeyCorp	39,000	275,340
MainSource Financial Group, Inc.	15,700	147,266
PNC Financial Services Group, Inc.	7,100	381,341
Regions Financial Corp.	274,600	1,079,178
StellarOne Corp.	5,600	67,144
SunTrust Banks, Inc.	55,900	1,102,907
U.S. Bancorp	12,500	319,875
Virginia Commerce Bancorp, Inc. *	5,000	31,800
Wells Fargo & Co.	98,500	2,552,135
WesBanco, Inc.	9,500	188,670
Western Alliance Bancorp *	8,700	56,550

		8,925,587

Diversified Financials 34.2%
American Express Co.	30,100	1,523,662
Bank of America Corp.	94,200	643,386
Capital One Financial Corp.	32,500	1,483,950
Citigroup, Inc.	22,350	706,036
First Cash Financial Services, Inc. *	8,300	344,450
Interactive Brokers Group, Inc., Class A	53,100	816,678
INTL FCStone, Inc. *	10,600	256,944
JPMorgan Chase & Co.	78,300	2,721,708
Lazard Ltd., Class A	39,200	1,071,728
Legg Mason, Inc.	40,200	1,105,500
PHH Corp. *	16,200	298,890
SLM Corp.	81,100	1,108,637
The Bank of New York Mellon Corp.	22,600	480,928
The NASDAQ OMX Group, Inc. *	48,500	1,214,925

		13,777,422

Insurance 27.3%
ACE Ltd.	8,100	584,415
Aflac, Inc.	14,500	653,805
American Equity Investment Life Holding Co.	64,100	694,844
American Financial Group, Inc.	33,750	1,209,263
American National Insurance Co.	2,300	164,358
Assurant, Inc.	11,100	427,794
Berkshire Hathaway, Inc., Class B *	23,100	1,798,566
CNO Financial Group, Inc. *	53,300	333,125
FBL Financial Group, Inc., Class A	26,600	868,490
First American Financial Corp.	74,200	890,400
Hartford Financial Services Group, Inc.	20,000	385,000
Loews Corp.	8,600	341,420
Principal Financial Group, Inc.	26,300	678,014
Prudential Financial, Inc.	13,500	731,700
Reinsurance Group of America, Inc.	16,400	856,572
Symetra Financial Corp.	9,400	87,138
Torchmark Corp.	7,100	290,603

		10,995,507

Real Estate 15.1%
American Campus Communities, Inc.	6,000	233,580
Apartment Investment & Management Co., Class A	38,700	954,729
Ashford Hospitality Trust	29,700	264,330
BRE Properties, Inc.	5,900	295,708
Camden Property Trust	5,500	333,520
CBL & Associates Properties, Inc.	12,700	195,326
First Industrial Realty Trust, Inc. *	65,000	640,250
Pennsylvania REIT	15,500	159,030
RAIT Financial Trust (a)	432	2,246
Rayonier, Inc. REIT	13,050	544,577
Simon Property Group, Inc.	5,159	662,622
Strategic Hotel & Resorts, Inc. *	43,600	248,084
Sunstone Hotel Investors, Inc. *	21,000	145,950
Taubman Centers, Inc.	4,700	287,781
Vornado Realty Trust REIT	8,400	695,604
Weyerhaeuser Co.	22,800	409,944

		6,073,281

Total Common Stock
(Cost $40,331,136)		39,771,797

See financial notes 71

 Schwab Financial Services Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.9% of net assets

Time Deposit 0.9%
Bank of America
0.03%, 11/01/11	358,521	358,521

Total Short-Term Investment
(Cost $358,521)		358,521

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.0% of net assets

Invesco Short Term Investments Trust Government & Agency Portfolio	2,255	2,255

End of Collateral Invested for Securities on Loan.

At 10/31/11, the tax basis cost of the fund’s investments was $40,689,656 and the unrealized appreciation and depreciation were $2,567,846 and ($3,127,184), respectively, with a net unrealized deppreciation of ($559,338).

*	Non-income producing security.
(a)	All or a portion of security is on loan.

REIT —	Real Estate Investment Trust

72 See financial notes

 Schwab Financial Services Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments, at value (cost $40,689,657) including securities on loan of $2,132		$40,130,318
Collateral invested for securities on loan		2,255
Receivables:
Fund shares sold		154,180
Dividends		11,417
Receivable from investment adviser		133
Income from securities on loan		4
Prepaid expenses	+	1,607

Total assets		40,299,914

Liabilities

Collateral held for securities on loan		2,255
Payables:
Investment adviser and administrator fees		1,729
Shareholder service fees		2,309
Fund shares redeemed		9,076
Accrued expenses	+	29,030

Total liabilities		44,399

Net Assets

Total assets		40,299,914
Total liabilities	−	44,399

Net assets		$40,255,515

Net Assets by Source
Capital received from investors		78,001,856
Net investment income not yet distributed		108,593
Net realized capital losses		(37,295,595)
Net unrealized capital losses		(559,339)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$40,255,515		4,391,126		$9.17

See financial notes 73

 Schwab Financial Services Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends		$673,254
Interest		76
Securities on loan	+	1,438

Total investment income		674,768

Expenses

Investment adviser and administrator fees		264,586
Shareholder service fees		119,136
Portfolio accounting fees		36,745
Transfer agent fees		34,332
Professional fees		28,100
Registration fees		16,803
Shareholder reports		10,846
Trustees’ fees		6,237
Custodian fees		3,137
Interest expense		21
Other expenses	+	1,258

Total expenses		521,201
Expense reduction by CSIM and its affiliates	−	60,605
Payment for state filing fees (see financial note 11)	−	4,394

Net expenses	−	456,202

Net investment income		218,566

Realized and Unrealized Gains (Losses)

Net realized gains on investments		343,656
Net unrealized losses on investments	+	(2,420,332)

Net realized and unrealized losses		(2,076,676)

Decrease in net assets resulting from operations		($1,858,110)

74 See financial notes

 Schwab Financial Services Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$218,566	$218,385
Net realized gains (losses)		343,656	(169,481)
Net unrealized gains (losses)	+	(2,420,332)	6,682,214

Increase (Decrease) in net assets from operations		(1,858,110)	6,731,118

Distributions to Shareholders

Distributions from net investment income		($200,494)	($407,141)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		944,737	$9,521,425	829,077	$8,100,181
Shares reinvested		17,076	178,785	40,105	363,351
Shares redeemed	+	(1,921,163)	(19,499,334)	(2,842,092)	(26,876,475)

Net transactions in fund shares		(959,350)	($9,799,124)	(1,972,910)	($18,412,943)

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		5,350,476	$52,113,243	7,323,386	$64,202,209
Total decrease	+	(959,350)	(11,857,728)	(1,972,910)	(12,088,966)

End of period		4,391,126	$40,255,515	5,350,476	$52,113,243

Net investment income not yet distributed			$108,593		$81,681

See financial notes 75

Schwab Health Care Fund™

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	11/1/06–
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	15.48	13.41	12.55	17.08	15.05

Income (loss) from investment operations:
Net investment income (loss)	0.15	0.19	0.13	0.08	0.05
Net realized and unrealized gains (losses)	1.85	2.01	0.82	(4.46)	2.11

Total from investment operations	2.00	2.20	0.95	(4.38)	2.16
Less distributions:
Distributions from net investment income	(0.19)	(0.13)	(0.09)	(0.05)	—
Distributions from net realized gains	—	—	—	(0.10)	(0.13)

Total distributions	(0.19)	(0.13)	(0.09)	(0.15)	(0.13)

Net asset value at end of period	17.29	15.48	13.41	12.55	17.08

Total return (%)	13.00	16.49	7.65	(25.87)	14.49

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.81 [1]	0.82	0.83 [2]	0.82	0.82
Gross operating expenses	0.85	0.86	0.85	0.82	0.82
Net investment income (loss)	0.85	1.14	0.88	0.48	0.32
Portfolio turnover rate	24	37	36	50	34
Net assets, end of period ($ x 1,000,000)	414	410	430	545	834

1 The ratio of net operating expenses would have been 0.82%, if payment for state filing fees (See financial note 11) and a voluntary reduction of Investment Adviser fees (See financial note 4) had not been included.
2 Effective July 1, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.

76 See financial notes

 Schwab Health Care Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

77.3%	Common Stock	255,888,092	319,939,870
19.4%	Foreign Common Stock	72,953,344	80,299,092
2.9%	Short-Term Investments	11,915,779	11,915,779

99.6%	Total Investments	340,757,215	412,154,741
0.4%	Other Assets and Liabilities, Net		1,637,026

100.0%	Total Net Assets		413,791,767

	Number	Value
Security	of Shares	($)

Common Stock 77.3% of net assets

Health Care Equipment & Services 26.7%
AmerisourceBergen Corp.	180,000	7,344,000
Baxter International, Inc.	115,000	6,322,700
Becton, Dickinson & Co.	40,000	3,129,200
Boston Scientific Corp. *	850,000	5,006,500
Cardinal Health, Inc.	90,000	3,984,300
CareFusion Corp. *	30,000	768,000
Cerner Corp. *	90,000	5,708,700
CIGNA Corp.	62,000	2,749,080
Coventry Health Care, Inc. *	25,000	795,250
DaVita, Inc. *	100,000	7,000,000
Greatbatch, Inc. *	56,000	1,250,480
Health Management Associates, Inc., Class A *	100,000	876,000
Henry Schein, Inc. *	30,000	2,079,600
Hill-Rom Holdings, Inc.	20,000	673,400
Hologic, Inc. *	350,000	5,642,000
Humana, Inc.	90,000	7,640,100
Integra LifeSciences Holdings *	70,000	2,244,200
Invacare Corp.	150,000	3,367,500
LifePoint Hospitals, Inc. *	75,000	2,899,500
McKesson Corp.	90,000	7,339,500
RTI Biologics, Inc. *	81,000	364,500
Sirona Dental Systems, Inc. *	115,000	5,508,500
Stryker Corp.	50,000	2,395,500
Teleflex, Inc.	10,000	598,600
The Cooper Cos., Inc.	100,000	6,930,000
UnitedHealth Group, Inc.	265,000	12,717,350
WellPoint, Inc.	25,000	1,722,500
Wright Medical Group, Inc. *	147,000	2,526,930
Zimmer Holdings, Inc. *	15,000	789,450

		110,373,340

Pharmaceuticals, Biotechnology & Life Sciences 50.6%
Abbott Laboratories	90,000	4,848,300
Agilent Technologies, Inc. *	39,000	1,445,730
Alexion Pharmaceuticals, Inc. *	140,000	9,451,400
Allergan, Inc.	120,000	10,094,400
Amgen, Inc.	295,000	16,894,650
Astex Pharmaceuticals *	300,000	579,000
Bio-Rad Laboratories, Inc., Class A *	30,000	2,986,500
Biogen Idec, Inc. *	110,000	12,799,600
Bristol-Myers Squibb Co.	540,000	17,058,600
Celgene Corp. *	125,000	8,103,750
Cepheid, Inc. *	35,000	1,255,800
Cubist Pharmaceuticals, Inc. *	50,000	1,890,500
Eli Lilly & Co.	360,000	13,377,600
Emergent Biosolutions, Inc. *	30,000	565,800
Gilead Sciences, Inc. *	123,000	5,124,180
Johnson & Johnson	330,000	21,248,700
Life Technologies Corp. *	175,000	7,117,250
Merck & Co., Inc.	417,000	14,386,500
Momenta Pharmaceuticals, Inc. *	50,000	740,000
Mylan, Inc. *	289,000	5,655,730
Myriad Genetics, Inc. *	80,000	1,702,400
Nabi Biopharmaceuticals *	125,000	230,000
Par Pharmaceutical Cos., Inc. *	200,000	6,120,000
PerkinElmer, Inc.	133,000	2,749,110
Perrigo Co.	50,000	4,514,000
Pfizer, Inc.	889,000	17,122,140
The Medicines Co. *	75,000	1,404,000
Thermo Fisher Scientific, Inc. *	175,000	8,797,250
United Therapeutics Corp. *	48,000	2,099,040
ViroPharma, Inc. *	40,000	809,600
Watson Pharmaceuticals, Inc. *	125,000	8,395,000

		209,566,530

Total Common Stock
(Cost $255,888,092)		319,939,870

Foreign Common Stock 19.4% of net assets

Australia 2.0%

Pharmaceuticals, Biotechnology & Life Sciences 2.0%
CSL Ltd.	276,000	8,312,833

Denmark 1.8%

Pharmaceuticals, Biotechnology & Life Sciences 1.8%
H. Lundbeck A/S	21,000	423,450
Novo Nordisk A/S, Class B	65,700	6,975,132

		7,398,582

France 3.5%

Pharmaceuticals, Biotechnology & Life Sciences 3.5%
Sanofi	205,000	14,665,496

Germany 0.9%

Pharmaceuticals, Biotechnology & Life Sciences 0.9%
Bayer AG - Reg’d	26,000	1,656,511

See financial notes 77

 Schwab Health Care Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Merck KGaA	10,000	933,147
Stada Arzneimittel AG	40,000	966,269

		3,555,927

Italy 0.3%

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Recordati S.p.A.	142,000	1,236,199

Japan 2.2%

Health Care Equipment & Services 0.1%
Fukuda Denshi Co., Ltd.	5,000	149,927

Pharmaceuticals, Biotechnology & Life Sciences 2.1%
Dainippon Sumitomo Pharma Co., Ltd.	6,000	65,752
Eisai Co., Ltd.	18,000	713,910
Kyowa Hakko Kirin Co., Ltd.	6,000	67,620
Takeda Pharmaceutical Co., Ltd.	176,000	7,934,324

		8,781,606

		8,931,533

Spain 0.1%

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Almirall S.A.	30,000	223,207

Sweden 0.0%

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Meda AB, A Shares	20,000	203,536

Switzerland 5.1%

Pharmaceuticals, Biotechnology & Life Sciences 5.1%
Novartis AG - Reg’d	157,000	8,844,637
Roche Holding AG	74,400	12,206,758

		21,051,395

United Kingdom 3.5%

Pharmaceuticals, Biotechnology & Life Sciences 3.5%
AstraZeneca plc	186,500	8,953,711
GlaxoSmithKline plc	215,000	4,825,106
Shire plc	30,000	941,567

		14,720,384

Total Foreign Common Stock
(Cost $72,953,344)		80,299,092

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 2.9% of net assets

Time Deposit 2.7%
Bank of America
0.03%, 11/01/11	11,095,779	11,095,779

U.S. Treasury Obligation 0.2%
U.S. Treasury Bill
0.00%, 12/15/11 (a)(b)	820,000	820,000

Total Short-Term Investments
(Cost $11,915,779)		11,915,779

End of Investments.

At 10/31/11, the tax basis cost of the fund’s investments was $340,899,792 and the unrealized appreciation and depreciation were $81,800,776 and ($10,545,827), respectively, with a net unrealized appreciation of $71,254,949.

At 10/31/11, the values of certain foreign securities held by the fund aggregating $80,299,092 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	The rate shown is the purchase yield.

Reg’d —	Registered

In addition to the above, the fund held the following at 10/31/11.

		Contract	Unrealized
	Number of	Value	Gains
	Contracts	($)	($)

Futures Contract
S&P 500 Index, e-mini, Long, expires 12/16/11	165	10,306,725	800,374

78 See financial notes

 Schwab Health Care Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments, at value (cost $340,757,215)		$412,154,741
Receivables:
Investments sold		3,033,925
Dividends		467,181
Fund shares sold		461,609
Foreign tax reclaims		238,658
Interest		9
Prepaid expenses	+	12,609

Total assets		416,368,732

Liabilities

Payables:
Investments bought		2,013,412
Investment adviser and administrator fees		21,430
Shareholder service fees		17,254
Due to brokers for futures		260,700
Fund shares redeemed		198,818
Accrued expenses	+	65,351

Total liabilities		2,576,965

Net Assets

Total assets		416,368,732
Total liabilities	−	2,576,965

Net assets		$413,791,767

Net Assets by Source
Capital received from investors		353,437,685
Net investment income not yet distributed		3,510,614
Net realized capital losses		(15,362,094)
Net unrealized capital gains		72,205,562

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$413,791,767		23,927,757		$17.29

See financial notes 79

 Schwab Health Care Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends (net of foreign withholding taxes of $330,112)		$6,920,961
Interest		4,184
Securities on loan	+	6,411

Total investment income		6,931,556

Expenses

Investment adviser and administrator fees		2,266,988
Shareholder service fees		1,030,786
Transfer agent fees		79,314
Portfolio accounting fees		53,019
Shareholder reports		49,026
Professional fees		32,545
Custodian fees		24,743
Registration fees		23,178
Trustees’ fees		8,864
Other expenses	+	13,166

Total expenses		3,581,629
Expense reduction by CSIM and its affiliates	−	173,888
Payment for state filing fees (see financial note 11)	−	25,700

Net expenses	−	3,382,041

Net investment income		3,549,515

Realized and Unrealized Gains (Losses)

Net realized gains on investments		29,138,221
Net realized gains on futures contracts		217,915
Net realized losses on foreign currency transactions	+	(43,932)

Net realized gains		29,312,204
Net unrealized gains on investments		17,287,861
Net unrealized gains on futures contracts		267,530
Net unrealized losses on foreign currency translations	+	(15,376)

Net unrealized gains	+	17,540,015

Net realized and unrealized gains		46,852,219

Increase in net assets resulting from operations		$50,401,734

80 See financial notes

 Schwab Health Care Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$3,549,515	$4,802,196
Net realized gains		29,312,204	3,563,654
Net unrealized gains	+	17,540,015	56,548,382

Increase in net assets from operations		50,401,734	64,914,232

Distributions to Shareholders

Distributions from net investment income		($4,837,988)	($4,113,182)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,540,237	$60,660,382	2,407,798	$35,270,249
Shares reinvested		268,207	4,275,226	249,452	3,669,445
Shares redeemed	+	(6,338,786)	(106,395,149)	(8,283,829)	(120,443,252)

Net transactions in fund shares		(2,530,342)	($41,459,541)	(5,626,579)	($81,503,558)

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		26,458,099	$409,687,562	32,084,678	$430,390,070
Total increase or decrease	+	(2,530,342)	4,104,205	(5,626,579)	(20,702,508)

End of period		23,927,757	$413,791,767	26,458,099	$409,687,562

Net investment income not yet distributed			$3,510,614		$4,836,584

See financial notes 81

Schwab® International Core Equity Fund

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–		11/1/08–	5/30/08[2]–
	10/31/11	10/31/10		10/31/09[1]	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	7.80	7.25		5.85	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.17	0.16		0.03	0.06
Net realized and unrealized gains (losses)	(0.46)	0.57		1.46	(4.21)

Total from investment operations	(0.29)	0.73		1.49	(4.15)
Less distributions:
Distributions from net investment income	(0.19)	(0.18)		(0.09)	—

Net asset value at end of period	7.32	7.80		7.25	5.85

Total return (%)	(3.89)	10.09		25.98	(41.50)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.80 [4]	0.87	[5]	0.86	0.86	[6]
Gross operating expenses	1.22	1.27		1.60	1.39	[6]
Net investment income (loss)	2.32	1.85		1.19	1.67	[6]
Portfolio turnover rate	86	91	[7]	94	56	[3]
Net assets, end of period ($ x 1,000,000)	60	53		37	3

1 Effective October 7, 2009, the Investor Shares class, the Select Shares class and the Institutional Shares class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 Commencement of operations.
3 Not annualized.
4 The ratio of net operating expenses would have been 0.86% if a voluntary reduction of Investment Adviser fees had not been included. (See financial note 4)
5 The ratio of net operating expenses would have been 0.86% if certain non-routine expenses had not been incurred.
6 Annualized.
7 Portfolio turnover excludes the impact of investment activity resulting from a merger with another fund. (See financial note 13).

82 See financial notes

 Schwab International Core Equity Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.3%	Common Stock	58,137,234	58,168,999
2.0%	Other Investment Companies	1,144,555	1,204,144

99.3%	Total Investments	59,281,789	59,373,143
0.7%	Other Assets and Liabilities, Net		440,329

100.0%	Net Assets		59,813,472

	Number	Value
Security	of Shares	($)

Common Stock 97.3% of net assets

Australia 5.5%

Capital Goods 0.4%
Emeco Holdings Ltd.	236,390	244,897

Diversified Financials 1.6%
Challenger Ltd.	99,231	473,049
IOOF Holdings Ltd.	71,979	476,732

		949,781

Health Care Equipment & Services 1.2%
Ansell Ltd.	26,685	390,301
CSL Ltd.	8,781	264,475
Sigma Pharmaceuticals Ltd. *	103,409	75,354

		730,130

Materials 2.3%
BHP Billiton Ltd.	23,790	931,250
Rio Tinto Ltd.	6,037	433,420

		1,364,670

		3,289,478

Austria 2.6%

Banks 0.4%
Erste Group Bank AG	12,100	257,953

Capital Goods 0.7%
Strabag SE - BR	13,687	420,856

Energy 0.7%
OMV AG	11,068	385,679

Transportation 0.8%
Oesterreichische Post AG	15,840	477,728

		1,542,216

Belgium 1.5%

Banks 0.8%
KBC GROEP N.V.	21,473	476,183

Food & Staples Retailing 0.7%
Delhaize Group	6,454	421,576

		897,759

Brazil 0.5%

Capital Goods 0.1%
Embraer S.A.	13,800	95,250

Consumer Durables & Apparel 0.4%
Ez Tec Empreendimentos e Participacoes SA	24,900	221,901

		317,151

Canada 1.3%

Banks 0.3%
National Bank of Canada	2,100	149,881

Food & Staples Retailing 0.4%
Alimentation Couche-Tard, Inc., Class B	1,000	30,098
The Jean Coutu Group (PJC), Inc., Class A	18,400	235,365

		265,463

Materials 0.6%
AuRico Gold, Inc. *	13,900	134,572
Potash Corp. of Saskatchewan, Inc.	4,300	203,536

		338,108

		753,452

China 1.7%

Capital Goods 0.6%
Harbin Power Equipment Co., Ltd.	204,000	205,579
Shanghai Electric Group Co., Ltd., Class H	378,000	166,323

		371,902

Energy 0.4%
China Petroleum & Chemical Corp., Class H	228,000	215,626

Real Estate 0.7%
Guangzhou R&F Properties Co., Ltd., Class H	280,400	272,468
KWG Property Holding Ltd.	398,500	171,881

		444,349

		1,031,877

Denmark 1.7%

Pharmaceuticals, Biotechnology & Life Sciences 1.7%
H. Lundbeck A/S	21,033	424,116
Novo Nordisk A/S, Class B	5,812	617,039

		1,041,155

See financial notes 83

 Schwab International Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Finland 1.8%

Capital Goods 0.8%
Wartsila Oyj	15,580	473,394

Technology Hardware & Equipment 1.0%
Nokia Oyj	92,462	622,193

		1,095,587

France 8.3%

Capital Goods 0.8%
Bouygues S.A.	12,784	477,466

Commercial & Professional Supplies 0.7%
Societe BIC S.A.	4,878	435,315

Consumer Durables & Apparel 0.8%
Hermes International	1,368	465,204

Energy 1.8%
Total S.A.	20,907	1,090,869

Media 0.6%
Metropole Television S.A.	20,016	342,168

Pharmaceuticals, Biotechnology & Life Sciences 1.3%
Sanofi	11,041	789,862

Retailing 0.9%
PPR	3,358	521,079

Software & Services 0.8%
UbiSoft Entertainment *	78,382	469,534

Telecommunication Services 0.6%
France Telecom S.A.	13,408	241,060
Vivendi	7,131	159,352

		400,412

		4,991,909

Germany 6.2%

Automobiles & Components 0.6%
Bayerische Motoren Werke AG	4,341	352,637

Capital Goods 0.9%
Bilfinger Berger SE	5,711	509,756

Food, Beverage & Tobacco 1.0%
KWS Saat AG	940	191,682
Suedzucker AG	14,190	414,492

		606,174

Insurance 0.7%
Allianz SE - Reg’d	2,601	289,393
Muenchener Rueckversicherungs-Gesellschaft AG - Reg’d	902	120,795

		410,188

Materials 0.8%
BASF SE	6,876	501,919

Pharmaceuticals, Biotechnology & Life Sciences 1.4%
Bayer AG - Reg’d	10,532	671,014
Stada Arzneimittel AG	6,277	151,632

		822,646

Semiconductors & Semiconductor Equipment 0.5%
Infineon Technologies AG	36,553	329,094

Utilities 0.3%
RWE AG	3,862	164,625

		3,697,039

Hong Kong 5.3%

Capital Goods 0.3%
NWS Holdings Ltd.	125,000	189,547

Energy 0.5%
CNOOC Ltd.	174,000	328,922

Real Estate 2.8%
Cheung Kong (Holdings) Ltd.	40,000	495,837
China Overseas Grand Oceans Group Ltd.	213,000	162,471
Great Eagle Holdings Ltd.	148,000	328,698
Hongkong Land Holdings Ltd.	52,000	273,262
Hysan Development Co., Ltd.	37,000	129,115
Soho China Ltd.	359,500	256,312

		1,645,695

Utilities 1.7%
CLP Holdings Ltd.	53,000	472,131
Power Assets Holdings Ltd.	72,000	547,114

		1,019,245

		3,183,409

Israel 0.7%

Materials 0.7%
Israel Chemicals Ltd.	32,556	386,037
Israel Discount Bank Ltd., Class A *	32,600	53,886

		439,923

Italy 1.6%

Banks 0.2%
Banca Monte dei Paschi di Siena S.p.A.	240,446	111,651

Energy 0.9%
Eni S.p.A.	23,399	517,209

Health Care Equipment & Services 0.0%
Sorin S.p.A. *	11,391	23,809

Telecommunication Services 0.5%
Telecom Italia S.p.A.	231,155	287,621

		940,290

Japan 18.8%

Automobiles & Components 0.5%
Honda Motor Co., Ltd.	4,700	140,548
The Yokohama Rubber Co., Ltd.	32,000	182,662

		323,210

Banks 1.3%
Aozora Bank Ltd.	164,000	414,596
Suruga Bank Ltd.	42,000	350,114

		764,710

Capital Goods 1.2%
Mitsubishi Heavy Industries Ltd.	121,000	493,018

84 See financial notes

 Schwab International Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Taisei Corp.	77,000	205,747

		698,765

Commercial & Professional Supplies 0.7%
Duskin Co., Ltd.	22,300	433,344

Consumer Services 0.1%
Round One Corp.	5,500	40,157

Diversified Financials 2.8%
Acom Co., Ltd. *	3,430	60,218
Century Tokyo Leasing Corp.	7,400	147,951
Jaccs Co., Ltd.	95,000	313,835
Mitsubishi UFJ Lease & Finance Co., Ltd.	11,150	432,072
ORIX Corp.	1,960	171,059
Promise Co., Ltd. *	54,450	526,038

		1,651,173

Food, Beverage & Tobacco 2.2%
Ajinomoto Co., Inc.	45,000	503,748
House Foods Corp.	24,500	444,122
Toyo Suisan Kaisha Ltd.	14,000	357,274

		1,305,144

Household & Personal Products 0.9%
Kao Corp.	21,800	571,909

Media 1.4%
Nippon Television Network Corp.	2,360	334,027
SKY Perfect JSAT Holdings, Inc.	1,038	504,475

		838,502

Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Takeda Pharmaceutical Co., Ltd.	9,200	414,749

Real Estate 1.6%
Credit Saison Co., Ltd.	23,100	450,770
Daiwa House Industry Co., Ltd.	42,000	526,297

		977,067

Retailing 0.5%
K’s Holdings Corp.	7,500	314,950

Software & Services 1.8%
Capcom Co., Ltd.	21,300	557,214
Nihon Unisys Ltd.	90,900	514,661

		1,071,875

Transportation 3.1%
Central Japan Railway Co.	69	586,984
Sankyu, Inc.	112,000	443,460
Seino Holdings Co., Ltd.	51,000	382,622
Yamato Holdings Co., Ltd.	26,400	437,656

		1,850,722

		11,256,277

Netherlands 2.5%

Capital Goods 0.9%
European Aeronautic Defence & Space Co.	18,029	531,481

Materials 0.4%
Koninklijke DSM N.V.	4,839	247,621

Semiconductors & Semiconductor Equipment 1.2%
ASML Holding N.V.	13,210	554,146
STMicroelectronics N.V.	22,386	155,131

		709,277

		1,488,379

New Zealand 0.5%

Telecommunication Services 0.5%
Telecom Corp. of New Zealand Ltd.	136,001	277,667

Norway 1.3%

Diversified Financials 0.4%
Aker ASA, Class A	8,152	231,415

Energy 0.9%
TGS Nopec Geophysical Co., A.S.A.	24,009	543,869

		775,284

Republic of Korea 1.6%

Automobiles & Components 0.7%
Hyundai Motor Co.	430	86,597
Kia Motors Corp.	4,704	301,582

		388,179

Capital Goods 0.1%
Daelim Industrial Co., Ltd.	463	40,111

Food, Beverage & Tobacco 0.1%
NongShim Co., Ltd.	421	82,498

Household & Personal Products 0.4%
AMOREPACIFIC Corp.	1,145	250,463

Retailing 0.3%
GS Home Shopping, Inc.	1,879	179,846

		941,097

Singapore 0.9%

Food, Beverage & Tobacco 0.2%
China Minzhong Food Corp., Ltd. *	106,000	87,380

Real Estate 0.7%
UOL Group Ltd.	124,000	438,369

		525,749

South Africa 1.2%

Materials 0.7%
Kumba Iron Ore Ltd.	3,666	216,560
Mondi Ltd.	28,198	219,178

		435,738

Retailing 0.5%
Woolworths Holdings Ltd.	52,470	266,429

		702,167

Spain 0.9%

Banks 0.3%
Banco Popular Espanol S.A.	43,224	197,847

Utilities 0.6%
Endesa S.A.	13,489	320,268

		518,115

See financial notes 85

 Schwab International Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Sweden 2.6%

Banks 0.8%
Nordea Bank AB	53,371	484,655

Capital Goods 0.2%
Saab AB, Class B	4,898	94,341

Commercial & Professional Supplies 0.8%
Loomis AB, B Shares	36,367	500,274

Materials 0.8%
Boliden AB	33,419	475,098

		1,554,368

Switzerland 5.5%

Capital Goods 0.9%
Meyer Burger Technology AG *	19,008	454,983
OC Oerlikon Corp. AG - Reg’d *	5,570	33,355
Schindler Holding AG	428	50,121

		538,459

Diversified Financials 0.8%
GAM Holding AG *	38,110	455,619

Materials 1.1%
Holcim Ltd. - Reg’d *	4,263	269,959
Syngenta AG - Reg’d *	1,378	419,905

		689,864

Pharmaceuticals, Biotechnology & Life Sciences 2.3%
Novartis AG - Reg’d	8,586	483,695
Roche Holding AG	5,314	871,864

		1,355,559

Transportation 0.4%
Flughafen Zuerich AG - Reg’d	642	246,202
Swissair Group (a)(b)*	30	—

		246,202

		3,285,703

Taiwan 0.4%

Automobiles & Components 0.1%
China Motor Corp.	40,000	38,237

Technology Hardware & Equipment 0.3%
Asustek Computer, Inc.	32,000	222,470

		260,707

Thailand 0.6%

Diversified Financials 0.4%
Thanachart Capital PCL	279,900	224,830

Energy 0.2%
PTT PCL	11,400	113,444

		338,274

Turkey 1.5%

Automobiles & Components 0.3%
Ford Otomotiv Sanayi A/S	24,503	178,123

Banks 0.8%
Turkiye Halk Bankasi A/S	37,856	232,638
Turkiye Vakiflar Bankasi T.A.O., Class D	133,575	226,980

		459,618

Utilities 0.4%
Aygaz A.S.	48,506	263,760

		901,501

United Kingdom 20.3%

Capital Goods 0.8%
Bodycote plc	107,529	486,499

Commercial & Professional Supplies 0.8%
Berendsen plc	60,597	451,472

Consumer Durables & Apparel 0.9%
Persimmon plc	65,989	526,239

Consumer Services 0.8%
Restaurant Group plc	17,386	83,660
William Hill plc	119,332	414,193

		497,853

Energy 3.0%
John Wood Group plc	45,854	453,992
Petrofac Ltd.	23,441	538,459
Royal Dutch Shell plc, B Shares	22,036	790,611

		1,783,062

Food & Staples Retailing 0.7%
WM Morrison Supermarkets plc	86,981	421,808

Food, Beverage & Tobacco 0.3%
SABMiller plc	4,904	178,605

Insurance 0.9%
Lancashire Holdings Ltd.	49,025	562,844

Materials 2.7%
Mondi plc	52,872	402,127
Rexam plc	84,613	469,009
Rio Tinto plc	13,270	717,893

		1,589,029

Pharmaceuticals, Biotechnology & Life Sciences 2.3%
AstraZeneca plc	17,281	829,646
Shire plc	16,691	523,857

		1,353,503

Real Estate 0.6%
Savills plc	78,446	390,783

Retailing 1.7%
Kingfisher plc	123,174	510,321
WH Smith plc	60,037	528,106

		1,038,427

Software & Services 1.2%
Micro Focus International plc	79,664	430,995
The Sage Group plc	63,152	281,654

		712,649

Technology Hardware & Equipment 1.0%
Spectris plc	19,932	407,239
TT Electronics plc	81,757	206,225

		613,464

Telecommunication Services 2.5%
BT Group plc	180,505	544,624

86 See financial notes

 Schwab International Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Vodafone Group plc	334,794	929,618

		1,474,242

Transportation 0.0%
Northgate plc *	2,526	10,457

Utilities 0.1%
Drax Group plc	3,622	31,530

		12,122,466

Total Common Stock
(Cost $58,137,234)		58,168,999

Other Investment Companies 2.0% of net assets

United States 2.0%
iShares MSCI EAFE Index Fund	17,500	916,475
State Street Institutional Liquid Reserves Fund - Institutional Class	287,669	287,669

Total Other Investment Companies
(Cost $1,144,555)		1,204,144

End of Investments.

At 10/31/11, the tax basis cost of the fund’s investments was $59,750,316 and the unrealized appreciation and depreciation were $3,993,800 and ($4,370,973), respectively, with a net unrealized depreciation of ($377,173).

At 10/31/11, the values of certain foreign securities held by the fund aggregating $56,760,122 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.
(a)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

Reg’d —	Registered

See financial notes 87

 Schwab International Core Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments, at value (cost $59,281,789)		$59,373,143
Foreign currency, at value (cost $249,767)		249,587
Receivables:
Investments sold		326,893
Fund shares sold		188,675
Dividends		103,867
Foreign tax reclaims		38,749
Interest		121
Prepaid expenses	+	320

Total assets		60,281,355

Liabilities

Payables:
Investments bought		380,458
Shareholder service fees		1,010
Fund shares redeemed		22,658
Due to custodian		1,137
Distribution and shareholder services fees		695
Accrued expenses	+	61,925

Total liabilities		467,883

Net Assets

Total assets		60,281,355
Total liabilities	−	467,883

Net assets		$59,813,472

Net Assets by Source
Capital received from investors		76,046,850
Net investment income not yet distributed		1,302,126
Net realized capital losses		(17,625,316)
Net unrealized capital gains		89,812

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$59,813,472		8,175,389		$7.32

88 See financial notes

 Schwab International Core Equity Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends (net of foreign withholding taxes of $165,560)		$1,887,363
Interest	+	2,204

Total investment income		1,889,567

Expenses

Investment adviser and administrator fees		351,271
Shareholder service fees		146,962
Professional fees		69,614
Portfolio accounting fees		63,919
Custodian fees		36,815
Transfer agent fees		19,678
Registration fees		19,320
Shareholder reports		14,065
Trustees’ fees		6,270
Interest expense		10
Other expenses	+	9,785

Total expenses		737,709
Expense reduction by CSIM and its affiliates	−	251,571
Custody credits	−	2

Net expenses	−	486,136

Net investment income		1,403,431

Realized and Unrealized Gains (Losses)

Net realized gains on investments (net of foreign capital gain tax of $5,656)		2,308,137
Net realized losses on foreign currency transactions	+	(10,422)

Net realized gains		2,297,715
Net unrealized losses on investments		(6,598,930)
Net unrealized losses on foreign currency translations	+	(12,040)

Net unrealized losses	+	(6,610,970)

Net realized and unrealized losses		(4,313,255)

Decrease in net assets resulting from operations		($2,909,824)

See financial notes 89

 Schwab International Core Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$1,403,431	$1,022,157
Net realized gains		2,297,715	1,862,733
Net unrealized losses	+	(6,610,970)	(939,147)

Increase (Decrease) in net assets from operations		(2,909,824)	1,945,743

Distributions to Shareholders[1]

Distributions from net investment income		($1,304,611)	($911,920)

Transactions in Fund Shares1

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,331,795	$26,421,070	1,771,887	$12,982,863
Issued in connection with merger		—	—	7,281,464	54,649,067
Shares reinvested		125,830	983,995	99,931	750,485
Shares redeemed	+	(2,027,829)	(15,977,680)	(7,530,761)	(53,939,839)

Net transactions in fund shares		1,429,796	$11,427,385	1,622,521	$14,442,576

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		6,745,593	$52,600,522	5,123,072	$37,124,123
Total increase	+	1,429,796	7,212,950	1,622,521	15,476,399

End of period		8,175,389	$59,813,472	6,745,593	$52,600,522

Net investment income not yet distributed			$1,302,126		$1,070,626

[1]	Effective December 3, 2009 all of the assets and liabilities of the Laudus Rosenberg International Equity Fund were transferred to the Schwab International Core Equity Fund. (See financial note 13)

90 See financial notes

 Schwab Active Equity Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Laudus International MarketMasters Fund
Schwab Premier Equity Fund	Schwab Balanced Fund
Schwab Core Equity Fund	Schwab Target 2010 Fund
Schwab Dividend Equity Fund	Schwab Target 2015 Fund
Schwab Large-Cap Growth Fund	Schwab Target 2020 Fund
Schwab Small-Cap Equity Fund	Schwab Target 2025 Fund
Schwab Hedged Equity Fund	Schwab Target 2030 Fund
Schwab Financial Services Fund	Schwab Target 2035 Fund
Schwab Health Care Fund	Schwab Target 2040 Fund
Schwab International Core Equity Fund	Schwab Fundamental US Large Company Index Fund
Schwab S&P 500 Index Fund	Schwab Fundamental US Small-Mid Company Index Fund
Schwab Small-Cap Index Fund	Schwab Fundamental International Large Company Index Fund
Schwab Total Stock Market Index Fund	Schwab Fundamental International Small-Mid Company Index Fund
Schwab International Index Fund	Schwab Fundamental Emerging Markets Index Fund
Schwab MarketTrack All Equity Portfolio	Schwab Monthly Income Fund – Moderate Payout
Schwab MarketTrack Growth Portfolio	Schwab Monthly Income Fund – Enhanced Payout
Schwab MarketTrack Balanced Portfolio	Schwab Monthly Income Fund – Maximum Payout
Schwab MarketTrack Conservative Portfolio
Laudus Small-Cap MarketMasters Fund

Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value (“NAV”), which is the price for all outstanding shares of the funds. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	International fair valuation: The Board of Trustees has adopted procedures to fair value foreign equity securities that trade in markets that close prior to when the funds value their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect

 91

 Schwab Active Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Futures and forward contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a value based on that day’s exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. The funds do not adjust the quoted prices for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds

92

 Schwab Active Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of October 31, 2011:

Schwab Premier Equity Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$227,229,480	$—	$—	$227,229,480
Other Investment Company(a)	6,955,881	—	—	6,955,881
Short-Term Investment(a)	—	700,000	—	700,000

Total	$234,185,361	$700,000	$—	$234,885,361

Other Financial Instruments
Futures Contract*	$533,583	$—	$—	$533,583

Schwab Core Equity Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$1,699,970,289	$—	$—	$1,699,970,289
Other Investment Company(a)	16,169,233	—	—	16,169,233
Short-Term Investment(a)	—	1,830,000	—	1,830,000

Total	$1,716,139,522	$1,830,000	$—	$1,717,969,522

Other Financial Instruments
Futures Contract*	$1,018,658	$—	$—	$1,018,658

Schwab Dividend Equity Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$1,295,240,694	$—	$—	$1,295,240,694
Short-Term Investments(a)	—	28,666,439	—	28,666,439

Total	$1,295,240,694	$28,666,439	$—	$1,323,907,133

Other Financial Instruments
Futures Contract*	$1,770,524	$—	$—	$1,770,524

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

Schwab Large-Cap Growth Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$211,308,854	$—	$—	$211,308,854
Short-Term Investments(a)	—	1,857,337	—	1,857,337

Total	$211,308,854	$1,857,337	$—	$213,166,191

Other Financial Instruments
Futures Contracts*	$72,761	$—	$—	$72,761

Schwab Small-Cap Equity Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$218,836,468	$—	$—	$218,836,468
Short-Term Investments(a)	—	7,798,517	—	7,798,517

Total	$218,836,468	$7,798,517	$—	$226,634,985

Other Financial Instruments
Collateral Invested for Securities on Loan	$187,388	$—	$—	$187,388
Futures Contract*	475,396	—	—	475,396

Schwab Hedged Equity Fund

Assets Valuation Input	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$225,584,125	$—	$—	$225,584,125
Other Investment Company(a)	1,800,833	—	—	1,800,833
Short-Term Investments(a)	—	675,003	—	675,003

Total	$227,384,958	$675,003	$—	$228,059,961

Other Financial Instruments
Futures Contracts*	$154,429	$—	$—	$154,429

Liabilities Valuation Input

Other Financial Instruments
Short Sales(a)	($81,814,146)	$—	$—	($81,814,146)

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

Schwab Financial Services Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$39,771,797	$—	$—	$39,771,797
Short-Term Investment(a)	—	358,521	—	358,521

Total	$39,771,797	$358,521	$—	$40,130,318

Other Financial Instruments
Collateral Invested for Securities on Loan	$2,255	$—	$—	$2,255

Schwab Health Care Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$319,939,870	$—	$—	$319,939,870
Foreign Common Stock(a)	—	80,299,092	—	80,299,092
Short-Term Investments(a)	—	11,915,779	—	11,915,779

Total	$319,939,870	$92,214,871	$—	$412,154,741

Other Financial Instruments
Futures Contract*	$800,374	$—	$—	$800,374

Schwab International Core Equity Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total**

Common Stock(a)	$—	$56,760,122	$—	$56,760,122
Brazil(a)	317,151	—	—	317,151
Canada(a)	753,452	—	—	753,452
Thailand(a)	338,274	—	—	338,274
Other Investment Companies(a)	1,204,144	—	—	1,204,144

Total	$2,613,021	$56,760,122	$—	$59,373,143

(a)	As categorized in Portfolio Holdings.
*	Futures Contracts are not included in Investments and are valued at unrealized appreciation or depreciation.
**	The fund had no Other Financial Instruments.

The funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1 and Level 2 for the period ended October 31, 2011.

Certain funds entered into equity index futures contracts (“futures”) from November 1, 2010 through October 31, 2011. The funds invested in futures to gain market exposure while still keeping a small portion of assets in cash for business operations. The fair value and due to brokers for futures held at October 31, 2011 and the realized/unrealized gains (losses) on futures contracts held during the period ended October 31, 2011 are presented on the face of the Portfolio Holdings, Statement of Assets and Liabilities and Statement of Operations, respectively. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

the period, the monthly average contract value of futures contracts held by the funds and the monthly average number of contracts were as follows:

	Contract Values	Number of Contracts

Schwab Premier Equity Fund	$7,432,542	118
Schwab Core Equity Fund	12,160,079	191
Schwab Dividend Equity Fund	10,571,702	171
Schwab Large-Cap Growth Fund	3,011,419	47
Schwab Small-Cap Equity Fund	5,470,788	71
Schwab Hedged Equity Fund	3,968,123	64
Schwab Financial Services Fund	—	—
Schwab Health Care Fund	8,677,256	138
Schwab International Core Equity Fund	—	—

(b) Accounting Policies for certain Portfolio Investments (if held):

Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (“variation margin”) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value changes daily.

Forward Foreign Currency Contracts: “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. The value of the forward foreign currency contracts are accounted for as unrealized gains or losses until the contracts settle, at which time the gains or losses are realized.

Securities Lending: Under the Securities Lending Program, a fund (the “lender”) may make short-term loans of its securities to another party (the “borrower”) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. The initial collateral received by a fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan and is marked to market daily. The cash collateral of securities loaned is invested in money market portfolios registered under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement.

If applicable, the value of the securities on loan as of October 31, 2011 and the value of the related collateral are disclosed in the Portfolio Holdings and the Statement of Assets and Liabilities.

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject a fund to counterparty risk, meaning that the fund could lose money if the other party fails to perform under the terms of the agreement. The funds mitigate this risk by ensuring that the funds’ repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the funds’ custodian (or, with multi-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.

Short Sales: When a fund sells securities short (sells securities it does not own), the fund identifies assets worth at least 100% of the value of the short securities as collateral. If the market value of the short securities subsequently falls, the fund can realize a gain by closing the short position. However, if the value rises, the fund typically would have to add to its collateral or close out

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

its short position at a loss. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed amounts recorded in the Statement of Assets and Liabilities.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

If the fund sells securities short, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When the fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Dividends accrued on securities sold short are recorded as an expense on the fund’s records and presented in the Statement of Operations. The fund may also incur stock loan fees which represent the cost of borrowing securities used for short sale transactions.

Gains realized by the funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. A fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income, if any, once a year, with the exception of Schwab Dividend Equity Fund which typically pays quarterly dividends. The funds make distributions from net realized capital gains, if any, once a year.

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges, capital gains on investments on currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2011, if any, are reflected in the funds’ Statement of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(l) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

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Financial Notes (continued)

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in a fund will fluctuate, which means that you could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

The funds’ investment adviser makes investment decisions for the funds using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization process used by the fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, the fund may have a lower return than if it were managed using another process or strategy.

Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap and mid-cap stocks, for instance — a fund’s small-cap holdings could reduce performance.

Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger, more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — small-cap stocks, for instance — a fund’s large- and mid-cap holdings could reduce performance.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund.

A fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks; for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on a fund. In addition, REITs have their own expenses, and a fund will bear a proportionate share of those expenses.

Certain funds engage in short sales transactions. Short sales are transactions in which a fund sells a security it does not own. To complete a short sale, a fund must borrow the security to deliver to the buyer. A fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by a fund, and the fund will incur a loss if the price of the security sold short increases between the time of the short sales and the time the fund replaces the borrowed security.

A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in

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Financial Notes (continued)

3. Risk Factors (continued):

other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

To the extent a fund’s investments in a single country or a limited number of countries represent a higher percentage of the fund’s assets, the fund assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and it may be subject to increased price volatility.

The investments of certain funds are concentrated in issuers doing business in the same sector, and therefore, the companies in which a fund invests will be affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share, and other competitive challenges. In addition, a fund is subject to the risks that stocks of these companies may underperform other segments of the equity market or stock market as a whole and are likely to have above-average volatility.

Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the following funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Schwab
	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	International
% of Average	Premier	Core	Dividend	Large-Cap	Small-Cap	Hedged	Core
Daily Net Assets	Equity Fund	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund	Equity Fund

Flat rate	0.73%	0.47%	0.62%	0.72%	0.81%	1.05%	0.58%

	Schwab	Schwab
% of Average	Financial	Health Care
Daily Net Assets	Services Fund	Fund

First $500 million	0.54%	0.54%
$500 million to $1 billion	0.515%	0.515%
Over $1 billion	0.49%	0.49%

The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the fund), and the fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service providers. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement (“expense limitation”) with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the funds’ Board of Trustees, to limit the total annual fund operating expenses, excluding interest, taxes and certain non-routine expenses. The expense limitation as a percentage of average daily net assets is as follows:

Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
Premier	Core	Dividend	Large-Cap	Small-Cap	Hedged
Equity Fund	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

1.02%	0.75%	0.89%	0.99%	1.12%	1.33% *

Schwab
Schwab	Schwab	International
Financial	Health Care	Core
Services Fund	Fund	Equity Fund

0.94%	0.82%	0.86%

*	Excludes dividends and stock loan fees paid on securities sold short.

Certain Schwab Funds may own shares of other Schwab Funds. The table below reflects the percentages of each fund shares in this report owned by other Schwab Funds as of October 31, 2011.

	Schwab	Schwab	Schwab
	Core	Dividend	Small-Cap
	Equity Fund	Equity Fund	Equity Fund

Schwab Target Funds:
Schwab Target 2010 Fund	0.3%	0.1%	0.8%
Schwab Target 2015 Fund	0.3%	0.1%	1.0%
Schwab Target 2020 Fund	2.1%	0.6%	5.8%
Schwab Target 2025 Fund	0.9%	0.3%	2.8%
Schwab Target 2030 Fund	3.8%	1.0%	11.6%
Schwab Target 2035 Fund	0.9%	0.2%	2.6%
Schwab Target 2040 Fund	4.0%	1.2%	12.1%
Schwab Monthly Income Funds:
Schwab Monthly Income Fund - Moderate Payout	—%	0.3%	—%
Schwab Monthly Income Fund - Enhanced Payout	—%	0.7%	—%
Schwab Monthly Income Fund - Maximum Payout	—%	0.3%	—%
Schwab Balanced Fund	2.2%	—%	—%

The funds may also let a related party own shares of the funds. As of October 31, 2011, the shares owned by Schwab Charitable Giving Trust (an affiliate of Schwab) as a percentage of the total shares of the Schwab Dividend Equity Fund was 4.9%.

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2011, the funds had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

During the period, the investment adviser voluntarily reduced its Investment Adviser fee for the Schwab Health Care Fund and the Schwab International Core Equity Fund by $34,722 and $34,722 respectively, to reflect a credit in certain stock research fees

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

incurred by the investment adviser and passed on to the Schwab Health Care Fund and the Schwab International Core Equity Fund.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2011, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab Premier Equity Fund	$205,628,746	$278,195,242
Schwab Core Equity Fund	628,109,339	834,859,429
Schwab Dividend Equity Fund	413,948,958	536,858,568
Schwab Large-Cap Growth Fund	139,030,173	156,062,715
Schwab Small-Cap Equity Fund	163,946,558	184,080,411
Schwab Hedged Equity Fund*	275,766,073	357,614,344
Schwab Financial Services Fund	37,080,846	46,792,698
Schwab Health Care Fund	97,502,365	138,110,732
Schwab International Core Equity Fund	62,357,422	50,954,529

*	Including securities sold short.

102

 Schwab Active Equity Funds

Financial Notes (continued)

9. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/10-10/31/11)	(11/1/09-10/31/10)

Schwab Premier Equity Fund	$5,348	$1,206
Schwab Core Equity Fund	22,228	18,637
Schwab Dividend Equity Fund	26,900	48,892
Schwab Large-Cap Growth Fund	24,056	4,942
Schwab Small-Cap Equity Fund	8,490	3,469
Schwab Hedged Equity Fund	7,560	4,954
Schwab Financial Services Fund	3,360	9,664
Schwab Health Care Fund	17,659	5,454
Schwab International Core Equity Fund	4,402	4,244

10. Federal Income Taxes:

As of October 31, 2011, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Premier	Core	Dividend	Large-Cap	Small-Cap	Hedged
	Equity Fund	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

Undistributed ordinary income	$919,101	$12,260,865	$2,539,120	$724,130	$175,364	$—
Undistributed long-term capital gains	—	—	—	—	—	—
Unrealized appreciation on investments	26,506,402	260,589,450	219,534,743	36,076,093	27,500,929	30,118,539
Unrealized depreciation on investments	(14,490,794)	(80,661,266)	(34,527,878)	(4,899,468)	(13,658,113)	(12,173,645)
Other unrealized appreciation/(depreciation)	(1)	—	—	(1)	—	7,029,274

Net unrealized appreciation/(depreciation)	$12,015,607	$179,928,184	$185,006,865	$31,176,624	$13,842,816	$24,974,168

			Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
	Services Fund	Fund	Equity Fund

Undistributed ordinary income	$108,593	$3,528,758	$1,643,465
Undistributed long-term capital gains	—	—	—
Unrealized appreciation on investments	2,567,846	81,800,776	3,993,800
Unrealized depreciation on investments	(3,127,184)	(10,545,827)	(4,370,973)
Other unrealized appreciation/(depreciation)	—	7,510	5,843

Net unrealized appreciation/(depreciation)	($559,338)	$71,262,459	($371,330)

The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are Passive Foreign Investment Companies (PFIC), Partnerships and the tax deferral of losses on wash sales.

 103

 Schwab Active Equity Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

Capital loss carryforwards may be used to offset future realized capital gains, for federal income tax purposes. For the year ended October 31, 2011, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Premier	Core	Dividend	Large-Cap	Small-Cap	Hedged
Expiration Date	Equity Fund	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

October 31, 2015	$—	$1,357,016	$—	$—	$—	$—
October 31, 2016	—	15,197,447	—	16,747,673	—	—
October 31, 2017	145,509,869	190,463,902	173,088,288	58,253,697	48,509,641	18,133,409

Total	$145,509,869	$207,018,365 *	$173,088,288	$75,001,370	$48,509,641	$18,133,409

			Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
Expiration Date	Services Fund	Fund	Equity Fund

October 31, 2016	$8,451,354	$—	$17,505,510
October 31, 2017	28,673,848	14,437,135	—
October 31, 2018	170,394	—	—

Total	$37,295,596	$14,437,135	$17,505,510 *

*	The Schwab Core Equity Fund and Schwab International Core Equity Fund have capital loss carryforwards acquired via merger which are subject to certain annual limitations in regard to availability to offset potential future capital gains.

For the year ended October 31, 2011, the funds had capital losses utilized as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Premier	Core	Dividend	Large-Cap	Small-Cap	Hedged
	Equity Fund	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

Capital losses utilized	$44,357,505	$113,293,128	$44,218,153	$22,122,709	$42,631,109	$13,003,901

Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
	Services Fund	Fund	Equity Fund

Capital losses utilized	$334,690	$29,618,797	$2,042,197

The tax-basis components of distributions paid during the current and prior fiscal years were:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Premier	Core	Dividend	Large-Cap	Small-Cap	Hedged
	Equity Fund	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

Current period distributions
Ordinary income	$1,518,547	$18,535,012	$23,212,957	$1,241,602	$—	$—
Long-term capital gains	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—

Prior period distributions
Ordinary income	$2,109,100	$18,916,913	$23,865,611	$2,274,429	$—	$—
Long-term capital gains	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—

104

 Schwab Active Equity Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
	Services Fund	Fund	Equity Fund

Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
	Services Fund	Fund	Equity Fund

Current period distributions
Ordinary income	$200,494	$4,837,988	$1,304,611
Long-term capital gains	—	—	—
Return of capital	—	—	—

Prior period distributions
Ordinary income	$407,141	$4,113,182	$911,920
Long-term capital gains	—	—	—
Return of capital	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2011, the funds made the following reclassifications:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Premier	Core	Dividend	Large-Cap	Small-Cap	Hedged
	Equity Fund	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

Capital shares	$—	($328,852)	$—	$—	$54,670	($726,605)
Undistributed net investment income	10,493	(2,188,175)	1,384,856	—	(54,670)	727,399
Net realized capital gains/(losses)	(10,493)	2,517,027	(1,384,856)	—	—	(794)

			Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
	Services Fund	Fund	Equity Fund

Capital shares	$—	$—	$5,380
Undistributed net investment income	8,840	(37,497)	132,680
Net realized capital gains/(losses)	(8,840)	37,497	(138,060)

As of October 31, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2011, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

 105

 Schwab Active Equity Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

11. Other:

During the period, Schwab Premier Equity Fund, Schwab Dividend Equity Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Financial Services Fund and Schwab Health Care Fund received a payment related to state filing fees resulting from revised calculation methodologies being applied on sales of the funds’ shares in prior periods in certain states. This payment is presented in the funds’ Statement of Operations as “Payment for state filing fees”.

12. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

13. Reorganization:

Under a plan of reorganization adopted by the Trust, all of the assets and liabilities of the Laudus Rosenberg International Equity Fund were transferred to the Schwab International Core Equity Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed at the close of business on December 3, 2009. The following is a

106

 Schwab Active Equity Funds

Financial Notes (continued)

13. Reorganization (continued):

summary of shares outstanding, net assets, net asset value per share issued and unrealized appreciation/ depreciation immediately before and after the reorganization.

	Before Reorganization		After Reorganization
	Schwab	Laudus Rosenberg	Schwab
	International	International	International
	Core Equity Fund	Equity Fund	Core Equity Fund

Shares:
Investor Shares	—	1,107,885	—
Select Shares	—	5,807,283	—
Institutional Shares	5,312,310	—	12,593,773
Net Assets:
Investor Shares	—	$8,781,776	—
Select Shares	—	$45,867,291	—
Institutional Shares	$39,870,120	—	$94,519,187
Net Assets Value:
Investor Shares	—	$7.93	—
Select Shares	—	$7.90	—
Institutional Shares	$7.51	—	$7.51
Net unrealized appreciation/(depreciation)	$3,421,737	$6,247,130	$9,668,867
Market value of investments	$39,729,753	$54,556,067	$94,285,820
Cost of investments	$36,308,016	$48,308,937	$84,616,953

Assuming the acquisition had been completed on November 1, 2009, the beginning of the fiscal year of Schwab International Core Equity Fund, Schwab International Core Equity Fund’s pro forma results of operations for the period ended October 31, 2010, are as follows:

Net investment income	$1,076,583
Net realized/unrealized gain on investments	$3,530,168
Net increase in net asset resulting from operations	$4,606,751

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Laudus Rosenberg International Equity Fund that have been included in Schwab International Core Equity Fund’s Statement of Operation since December 3, 2009.

 107

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Premier Equity Fund
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab International Core Equity Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Premier Equity Fund, Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Financial Services Fund, Schwab Health Care Fund, and Schwab International Core Equity Fund (nine of the portfolios constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 15, 2011

108

Other Federal Tax Information (unaudited)

Schwab International Core Equity Fund elects to pass through under section 853 of the Internal Revenue Code foreign tax credit of $164,183 to its shareholders for the year ended October 31, 2011. The respective foreign source income on the fund is $2,019,351.

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2011, qualify for the corporate dividends received deduction:

Percentage

Schwab Premier Equity Fund	100.00
Schwab Core Equity Fund	100.00
Schwab Dividend Equity Fund	100.00
Schwab Large-Cap Growth Fund	100.00
Schwab Small-Cap Equity Fund	—
Schwab Hedged Equity Fund	—
Schwab Financial Services Fund	100.00
Schwab Health Care Fund	87.79
Schwab International Core Equity Fund	—

For the fiscal year ended October 31, 2011, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2012 via IRS form 1099 of the amounts for use in preparing their 2011 income tax return.

Schwab Premier Equity Fund	$1,518,547
Schwab Core Equity Fund	18,535,012
Schwab Dividend Equity Fund	23,212,957
Schwab Large-Cap Growth Fund	1,241,602
Schwab Small-Cap Equity Fund	—
Schwab Hedged Equity Fund	—
Schwab Financial Services Fund	200,494
Schwab Health Care Fund	4,837,988
Schwab International Core Equity Fund	1,745,220

 109

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Premier Equity Fund, Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Financial Services Fund, Schwab Health Care Fund and Schwab International Core Equity Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 28, 2011, and June 15, 2011, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 15, 2011. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, exchange-traded funds and other accounts;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other

110

mutual funds and appropriate indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Each of Schwab Premier Equity Fund, Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund and Schwab Health Care Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered. Notwithstanding the forgoing, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to Schwab Premier Equity Fund, Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund and Schwab Health Care Fund. These factors varied from, but included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies; (2) that recent performance showed improvement; and (3) that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and exchange-traded funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to Schwab Financial Services Fund and Schwab Health Care Fund that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

 111

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Capital Trust which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	70	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	70	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	70	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	70	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	70	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	70	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

112

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	70	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	70	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

 113

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer and Chief Investment Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006- June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (Oct. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Oct. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Oct. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011-present); Secretary (May 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President and Assistant Secretary, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Capital Trust since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

114

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

 115

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

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•	to help us process transactions for your account;

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Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2011 Schwab Funds. All rights reserved.

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2011 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR26298-08

Annual report dated October 31, 2011, enclosed.

Schwab Balanced Fundtm

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Schwab Balanced Fundtm

Annual Report
October 31, 2011

This page is intentionally left blank.

Schwab Balanced Fundtm

In This Report

Performance at a Glance	2
From the President	3
Fund Management	5
Fund Summary	6
Fund Expenses	8
Financial Statements and Portfolio Holdings	9
Financial Notes	14
Report of Independent Registered Public Accounting Firm	23
Other Federal Tax Information	24
Investment Advisory Agreement Approval	25
Trustees and Officers	27
Glossary	30

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the Report Period

Schwab Balanced Fundtm (Ticker Symbol: SWOBX)	7.28%

Balanced Blended Index	7.26%
Fund Category: Morningstar Moderate Allocation	3.97%

Performance Details	pages 6-7

Minimum Initial Investment[1]	$ 100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Fund expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

The Balanced Blended Index is a custom blended index developed by CSIM composed of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Bond Index.

[1]	Please see prospectus for further details and eligibility requirements.

2 Schwab Balanced Fund

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.

Dear Shareholder,

During the 12-month period that ended October 31, 2011, global financial markets saw ongoing challenges with Europe’s sovereign debt crisis, the downgrade of long-term U.S. Treasury debt, and a global economy that lost steam in the middle months of the period but showed pockets of improvement by its end. U.S. stocks provided respectable returns in that environment, while stocks in many developed markets outside of the United States generated losses. Long-term interest rates in the United States continued to decline, boosting prices of Treasury securities.

As slow economic growth continued throughout most of the reporting period, the Federal Reserve kept short-term interest rates at or near zero to spur job growth and the U.S. economy. Concerns intensified throughout the world, however, about the high debt levels of sovereign nations, including the United States. In August, credit rating agency Standard & Poor’s downgraded the credit rating of long-term U.S. debt from AAA to AA+ and continued to warn against the growing level of debt owed by the U.S. government. Throughout the summer of 2011, markets also labored under worries that a default on Greece’s sovereign debt could destabilize some European banks, and that high debt levels in Portugal, Italy, or Spain might further destabilize global financial markets.

Although equity markets rose steadily over the first six months of the reporting period, the concerns about Europe and a possible worldwide recession sparked a global sell-off in August and September. In this environment, investors favored securities viewed as safer or more defensive, which helped

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

8.09%	S&P 500® Index: measures U.S. large-cap stocks

6.71%	Russell 2000® Index: measures U.S. small-cap stocks

−3.64%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

5.00%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.09%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and Charles Schwab Investment Management, Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab Balanced Fund 3

From the President continued

Stock markets got a further lift in the last month of the period as European leaders appeared closer to a resolution concerning the region’s debt problems, and as the United States managed a faster pace of economic growth in the third quarter.

stock markets in the United States outperform international markets. Stock markets got a further lift in the last month of the period as European leaders appeared closer to a resolution concerning the region’s debt problems, and as the United States managed a faster pace of economic growth in the third quarter. The broad U.S. stock market posted a return of 8.09%, as measured by the S&P 500 Index, while stocks in Europe and much of the rest of the world trailed this result. Stock markets in the developed world outside of the United States returned –3.64%, as measured by the MSCI EAFE Index.

During the market fluctuations of the late summer, investors sought the safety of U.S. Treasury securities. This influx of demand pushed yields on 10-year Treasury notes down from 3.47% at the end of March to 2.17% at the end of October. As investors moved toward safer assets, corporate bonds and other non-Treasury debt securities traded at higher spreads to Treasury bonds over the last months of the period. The Barclays Capital U.S. Aggregate Bond Index ended the 12-month period with an investment return of 5.00%.

Thank you for investing in the Schwab Balanced Fund. We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Balanced Fund

Fund Management

Jake M. Gilliam, CFA, a portfolio manager of the investment adviser, is responsible for the day-to-day management of the funds. He was appointed portfolio manager in 2011. Since 2007, he has been a portfolio manager with the Schwab Institutional Asset Management team.

Schwab Balanced Fund 5

Schwab Balanced Fund™

Schwab Balanced Fund (the fund) seeks capital growth and income. To pursue its goal, the fund generally invests in a diversified group of other Schwab and/or Laudus Funds, in accordance with its target portfolio allocation. Normally, the fund invests 55-65% of its assets in equity securities (including stocks and equity funds) and 35-45% in fixed income securities (including bonds and fixed income funds), money market funds, and cash or cash equivalents. (For more information on the fund’s objective, strategy, and risks, please see the fund’s prospectus.)

The fund returned 7.28% for the 12-month period ended October 31, 2011, while the fund’s internally calculated comparative index—the Balanced Blended Index—returned 7.26%. Unlike the return of the fund, the return of the Balanced Blended Index does not include operational and transactional costs.

Taking a broad look at the performance of the financial markets, U.S. stocks comfortably outperformed U.S. fixed income securities. Quantifying that result, the S&P 500 Index returned 8.09% for the 12 months, solidly outperforming the 5.00% return of the Barclays Capital U.S. Aggregate Bond Index.

On a fund-specific level, holdings were broadly in line with those of the Balanced Blended Index, but included a greater weighting in small-cap stocks that dampened the fund’s return compared with that of the index. The Schwab Core Equity Fund represented the largest weighting and added the most to the fund’s total return. However, because Schwab Core Equity Fund’s 7.60% advance was less than that of the S&P 500 Index, this allocation reduced the fund’s performance compared with that of the Balanced Blended Index.

An allocation in the Laudus Growth Investors U.S. Large Cap Growth Fund represented the second-largest contributor to the fund’s total return. Growth stocks outperformed value stocks for the 12 months, helping the Laudus Growth Investors U.S. Large Cap Growth Fund generate a 10.60% gain and comfortably outpace the return of the S&P 500 Index. The corresponding contribution from this investment slice also helped balance out the comparatively negative impact of the fund’s small-cap stock exposure. Although this small-cap stock exposure provided a positive return, the performance of the Laudus Small-Cap MarketMasters Fund (the investment vehicle through which the fund primary held its small-cap stock exposure) was well below that of the S&P 500 Index. As a result, this allocation detracted from the fund’s performance compared with the Balanced Blended Index.

As with the equity slice, the fund’s fixed income exposure was broadly in line with that of the Balanced Blended Index. The gains provided by an allocation in the Schwab Total Bond Market Fund represented the third largest contributor to the fund’s total return. Nevertheless, the positive return of this investment vehicle and that of the fund’s other fixed income fund holding, the Premier Income Fund, were lower than the returns posted by the Barclays Capital U.S. Aggregate Bond Index. As a result, these allocations weighed down the fund’s performance compared with the Balanced Blended Index.

As of 10/31/11:

 Statistics

Number of Holdings	6
Portfolio Turnover Rate	53%

 Asset Class Weightings % of Investments

Equity Funds - Large-Cap	49.7%
Fixed-Income Funds - Intermediate-Term Bond	37.2%
Equity Funds - Small-Cap	10.1%
Short-Term Investments	3.0%
Total	100.0%

 Top Holdings % of Net Assets1

Schwab Core Equity Fund	34.7%
Schwab Total Bond Market Fund	25.1%
Laudus Growth Investors U.S. Large Cap Growth Fund	14.8%
Schwab Premier Income Fund	11.9%
Laudus Small-Cap MarketMasters Fund, Select Shares	10.0%
Total	96.5%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small company stocks are subject to greater volatility than other asset classes.

The Laudus Growth Investors U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Balanced Fund

 Schwab Balanced Fundtm

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2001 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Balanced Fundtm (11/18/96)	7.28%	2.09%	4.93%
Balanced Blended Index*	7.26%	3.12%	4.76%
S&P 500® Index	8.09%	0.25%	3.69%
Barclays Capital U.S. Aggregate Bond Index	5.00%	6.41%	5.46%
Fund Category: Morningstar Moderate Allocation	3.97%	1.96%	4.44%

Fund Expense Ratios3: Net 0.74%; Gross 0.94%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Because the fund originally used a different asset allocation strategy and a multi-fund strategy, its performance prior to June 3, 2002 does not reflect the current strategy and may have been different if it did. From June 3, 2002 to February 28, 2008, the fund used a manager of managers strategy, and therefore its performance during this time does not reflect the fund’s current multi-fund strategy and may have been different if it did.

*	The Balanced Blended Index is a custom blended index developed by CSIM composed of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Bond Index.
[1]	Fund expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.74%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Balanced Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2011 and held through October 31, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/11	at 10/31/11	5/1/11–10/31/11

Schwab Balanced Fundtm
Actual Return	0.00	$1,000	$961.10	$0.00
Hypothetical 5% Return	0.00	$1,000	$1,025.21	$0.00

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights. The expenses incurred by the underlying funds in which the fund invests are not included in this ratio.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

8 Schwab Balanced Fund

Schwab Balanced Fund™

Financial Statements

Financial Highlights

	11/1/10–		11/1/09–		11/1/08–	11/1/07–	11/1/06–
	10/31/11		10/31/10		10/31/09	10/31/08[1]	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	11.00		9.99		9.82	13.86	13.39

Income (loss) from investment operations:
Net investment income (loss)	0.17	[2]	0.17	[2]	0.22 [2]	0.20 [2]	0.25 [2]
Net realized and unrealized gains (losses)	0.63		1.03		0.64	(3.26)	1.06

Total from investment operations	0.80		1.20		0.86	(3.06)	1.31
Less distributions:
Distributions from net investment income	(0.19)		(0.19)		(0.37)	(0.29)	(0.24)
Distributions from net realized gains	—		—		(0.32)	(0.69)	(0.60)

Total distributions	(0.19)		(0.19)		(0.69)	(0.98)	(0.84)

Net asset value at end of period	11.61		11.00		9.99	9.82	13.86

Total return (%)	7.28		12.08		9.45	(23.56)	10.24

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.00	[4]	0.00	[4]	0.00	0.36	1.02 [5]
Gross operating expenses[3]	0.16		0.20		0.17	0.53	1.27
Net investment income (loss)	1.52		1.67		2.41	1.81	1.84
Portfolio turnover rate	53		8		21	267	244
Net assets, end of period ($ x 1,000,000)	109		88		86	85	112

1 Effective February 28, 2008, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Investor Shares.
2 Calculated based on the average shares outstanding during the period.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
5 The ratio of net operating expenses would have been 1.10% if custody credits and dividend and interest expenses on short sales had not been incurred.

See financial notes 9

 Schwab Balanced Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.5%	Other Investment Companies	104,140,077	108,785,369

99.5%	Total Investments	104,140,077	108,785,369
0.5%	Other Assets and Liabilities, Net		505,152

100.0%	Net Assets		109,290,521

	Number	Value
Security	of Shares	($)

Other Investment Companies 99.5% of net assets

Equity Funds 59.5%

Large-Cap 49.5%
Laudus Growth Investors U.S. Large Cap Growth Fund (a)	1,231,320	16,191,860
Schwab Core Equity Fund (a)	2,251,895	37,854,352

		54,046,212

Small-Cap 10.0%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	904,643	10,982,370

		65,028,582

Fixed-Income Funds 37.0%

Intermediate-Term Bond 37.0%
Schwab Premier Income Fund (a)	1,239,024	13,034,531
Schwab Total Bond Market Fund (a)	2,878,871	27,464,433

		40,498,964

Money Market Fund 3.0%
State Street Institutional Liquid Reserves Fund - Institutional Class	3,257,823	3,257,823

Total Other Investment Companies
(Cost $104,140,077)		108,785,369

End of Investments.

At 10/31/11, the tax basis cost of the fund’s investments was $105,736,669 and the unrealized appreciation and depreciation were $3,377,555 and ($328,855), respectively, with a net unrealized appreciation of $ 3,048,700.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

10 See financial notes

 Schwab Balanced Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments in affiliated underlying funds, at value (cost $100,882,254)		$105,527,546
Investments in unaffiliated issuers, at value (cost $3,257,823)	+	3,257,823

Total investments, at value (cost $104,140,077)		108,785,369
Receivables:
Fund shares sold		601,340
Dividends		76,598
Due from investment adviser		1,588
Interest		336
Prepaid expenses	+	3,007

Total assets		109,468,238

Liabilities

Payables:
Fund shares redeemed		130,820
Accrued expenses	+	46,897

Total liabilities		177,717

Net Assets

Total assets		109,468,238
Total liabilities	−	177,717

Net assets		$109,290,521

Net Assets by Source
Capital received from investors		109,712,772
Net investment income not yet distributed		765,784
Net realized capital losses		(5,833,327)
Net unrealized capital gains		4,645,292

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$109,290,521		9,413,535		$11.61

See financial notes 11

 Schwab Balanced Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends received from affiliated underlying funds		$1,487,831
Interest	+	4,600

Total investment income		1,492,431

Expenses

Shareholder reports		46,008
Professional fees		42,230
Transfer agent fees		22,535
Registration fees		20,620
Portfolio accounting fees		17,058
Trustees’ fees		6,558
Custodian fees		1,909
Interest expense		180
Other expenses	+	1,559

Total expenses		158,657
Expense reduction by CSIM	−	158,477
Custody credits	−	8

Net expenses	−	172

Net investment income		1,492,259

Realized and Unrealized Gains (Losses)

Net realized losses on sales of affiliated underlying funds		(269,316)
Net realized gains on unaffiliated investments	+	660

Net realized losses		(268,656)
Net unrealized gains on affiliated underlying funds	+	6,134,481

Net realized and unrealized gains		5,865,825

Increase in net assets resulting from operations		$7,358,084

12 See financial notes

 Schwab Balanced Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$1,492,259	$1,462,993
Net realized gains (losses)		(268,656)	860,571
Net unrealized gains	+	6,134,481	7,632,908

Increase in net assets from operations		7,358,084	9,956,472

Distributions to Shareholders

Distributions from net investment income		($1,483,071)	($1,576,121)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,803,797	$43,245,177	1,058,742	$11,123,536
Shares reinvested		123,329	1,393,617	142,826	1,479,682
Shares redeemed	+	(2,534,648)	(29,444,848)	(1,739,721)	(18,264,502)

Net transactions in fund shares		1,392,478	$15,193,946	(538,153)	($5,661,284)

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,021,057	$88,221,562	8,559,210	$85,502,495
Total increase or decrease	+	1,392,478	21,068,959	(538,153)	2,719,067

End of period		9,413,535	$109,290,521	8,021,057	$88,221,562

Net investment income not yet distributed			$765,784		$756,596

See financial notes 13

 Schwab Balanced Fund

Financial Notes

1. Business Structure of the Fund:

Schwab Balanced Fund is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab Financial Services Fund
Schwab Balanced Fund	Schwab Health Care Fund
Schwab S&P 500 Index Fund	Schwab International Core Equity Fund
Schwab Small-Cap Index Fund	Schwab Target 2010 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2015 Fund
Schwab International Index Fund	Schwab Target 2020 Fund
Schwab MarketTrack All Equity Portfolio	Schwab Target 2025 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2030 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2035 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Target 2040 Fund
Laudus Small-Cap MarketMasters Fund	Schwab Fundamental US Large Company Index Fund
Laudus International MarketMasters Fund	Schwab Fundamental US Small-Mid Company Index Fund
Schwab Premier Equity Fund	Schwab Fundamental International Large Company Index Fund
Schwab Core Equity Fund	Schwab Fundamental International Small-Mid Company Index Fund
Schwab Dividend Equity Fund	Schwab Fundamental Emerging Markets Index Fund
Schwab Large-Cap Growth Fund	Schwab Monthly Income Fund-Moderate Payout
Schwab Small-Cap Equity Fund	Schwab Monthly Income Fund-Enhanced Payout
Schwab Hedged Equity Fund	Schwab Monthly Income Fund-Maximum Payout

The Schwab Balanced Fund is a single class “fund of funds” which seeks to achieve its investment objective by investing in a diversified group of other Schwab and/or Laudus Funds, but also may invest in other unaffiliated, third party mutual funds, including exchange traded funds (“ETFs”). In addition, the fund may purchase individual securities to maintain its allocations. The fund bears its share of allocable expenses of the underlying funds in which it invests. The financial statements of the fund should be read in conjunction with the underlying funds’ financial statements.

The fund offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value (“NAV”), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Underlying funds: valued at their respective net asset values.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or

14

 Schwab Balanced Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted prices for such investments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted price. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of October 31, 2011:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$108,785,369	$—	$—	$108,785,369

Total	$108,785,369	$—	$—	$108,785,369

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1 and Level 2 for the period ended October 31, 2011.

(b) Accounting Policies for certain Portfolio Investments (if held):

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject a fund to counterparty risk, meaning that the fund could lose money if the other party fails to perform under the terms of the agreement. The fund mitigates this risk by ensuring that the fund’s repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the fund’s custodian (or, with tri-party agreements, the

 15

 Schwab Balanced Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund may record certain foreign security dividends on the day it learns of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund makes distributions from net investment income and net realized capital gains, if any, once a year.

(g) Custody Credit:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company, under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to the participating insurance company’s (shareholders) separate accounts each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

(k) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as

16

 Schwab Balanced Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

3. Risk Factors:

Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money.

Underlying Fund Investment Risk. The value of your investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.

•	Investment Risk: An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•	Management Risk. The underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.

•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•	Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments - small-cap stocks, for instance - an underlying fund’s large- and mid-cap holdings could reduce performance.

•	Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments - large-cap and mid-cap stocks, for instance - an underlying fund’s small-cap holdings could reduce performance.

 17

 Schwab Balanced Fund

Financial Notes (continued)

3. Risk Factors (continued):

•	Growth Investing Risk. An underlying fund’s investments in growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks

•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. A fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause a fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•	ETFs Risk. When a fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

•	Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

•	Derivatives Risk. An underlying fund’s use of derivatives instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested.

•	Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose a fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio of securities, which means even a small amount of leverage can have a disproportionately large impact on the fund.

•	Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

•	Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transactions costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.

Direct Investment Risk. The fund may invest a portion of its assets directly in equity and fixed income securities, as well as other mutual funds or ETFs, to maintain its asset allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. The fund is not subject to any fee under the Plan.

18

 Schwab Balanced Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

CSIM and Schwab have agreed with the fund to limit (“expense limitation”) the total expenses charged, excluding interest, taxes and certain non-routine expenses of the fund to 0.00% for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board of Trustees.

The agreement to limit the fund’s total expenses charged is limited to the fund’s direct operating expenses and, therefore, does not apply to aquired fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2011, the fund had no direct security transactions with other Schwab Funds.

The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. As of October 31, 2011, the percentages of shares of other related funds owned by the Schwab Balanced Fund are:

Equity Funds:

Large-Cap:
Laudus Growth Investors U.S. Large Cap Growth Fund	2.5%
Schwab Core Equity Fund	2.2%
Small-Cap:
Laudus Small-Cap MarketMasters Fund	3.9%

Fixed-Income Funds:

Intermediate-Term Bond:
Schwab Premier Income Fund	3.0%
Schwab Total Bond Market Fund	3.0%

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2011.

	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received
	Held at	Gross	Gross	Held at	Value at	11/01/10	11/01/10
Underlying Funds	10/31/10	Additions	Sales	10/31/11	10/31/11	to 10/31/11	to 10/31/11

Equity Funds:

Large-Cap:
Laudus Growth Investors U.S. Large Cap Growth Fund	—	1,371,780	(140,460)	1,231,320	$16,191,860	($79,285)	$—
Schwab Core Equity Fund	2,871,209	715,439	(1,334,753)	2,251,895	37,854,352	(328,990)	465,761
Small-Cap:
Laudus Small-Cap MarketMasters Fund, Select Shares	838,005	234,348	(167,710)	904,643	10,982,370	777,570	—

Fixed-Income Fund:

Intermediate-Term Bond:
Schwab Premier Income Fund	—	1,495,170	(256,146)	1,239,024	13,034,531	33,051	139,490
Schwab Total Bond Market Fund	3,317,269	1,708,088	(2,146,486)	2,878,871	27,464,433	(671,662)	882,580

Total					$105,527,546	($269,316)	$1,487,831

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject

 19

 Schwab Balanced Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The fund had no interfund borrowing or lending activity during the period.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for the fund.

6. Board of Trustees:

The trust’s Board of Trustees oversees the general conduct of the trust and the fund. Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

7. Borrowing from Banks:

The fund has access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The fund pays interest on the amount it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2011, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

Purchases of Securities	Sales/Maturities of Securities

$64,150,000	$50,732,000

9. Redemption Fee:

The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

Current Period	Prior Period
(11/1/10-10/31/11)	(11/1/09-10/31/10)

$7,174	$674

10. Federal Income Taxes:

As of October 31, 2011, the components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income	$765,784
Undistributed long-term capital gains	—
Unrealized appreciation on investments	3,377,555
Unrealized depreciation on investments	(328,855)
Other unrealized appreciation/(depreciation)	—

Net unrealized appreciation/(depreciation)	$3,048,700

20

 Schwab Balanced Fund

Financial Notes (continued)

10. Federal Income Taxes (continued):

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. For the year ended October 31, 2011, the fund had capital loss carryforwards $4,236,735 available to offset future net capital gains before October 31, 2017.

For the year ended October 31, 2011, the fund had capital losses utilized as follows:

Capital losses utilized	$54,180

The tax-basis components of distributions paid during the current and prior fiscal years were:

Current period distributions
Ordinary income	$1,483,071
Long-term capital gains	—
Return of capital	—

Prior period distributions
Ordinary income	$1,576,121
Long-term capital gains	—
Return of capital	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2011, no such reclassifications were required.

As of October 31, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2011, the fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

 21

 Schwab Balanced Fund

Financial Notes (continued)

10. Federal Income Taxes (continued):

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Balanced Fund (one of the portfolios constituting Schwab Capital Trust, hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments in the underlying funds at October 31, 2011 by correspondence with the custodian and transfer agent of the underlying funds, respectively, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 15, 2011

 23

Other Federal Tax Information (unaudited)

For corporate shareholders, 63.65% of the fund’s dividend distributions paid during the fiscal year ended October 31, 2011, qualify for the corporate dividends received deduction.

For the fiscal year ended October 31, 2011, the fund designates $219,610 of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2012 via IRS form 1099 of the amounts for use in preparing their 2011 income tax return.

24

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Balanced Fund (the “Fund”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Fund at meetings held on April 28, 2011, and June 15, 2011, and approved the renewal of the Agreement with respect to the Fund for an additional one year term at the meeting held on June 15, 2011. The Board’s approval of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;

2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	the Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Fund and its shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that many of the Fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and appropriate indices/ benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the Fund, the Trustees considered both risk and shareholder risk expectations for the Fund and the appropriateness of the benchmark used to

 25

compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. The Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered. Notwithstanding the forgoing, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to the Fund. These factors varied included the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies; (2) that recent performance showed improvement; and (3) that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.

Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep the Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

26

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Capital Trust which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	70	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	70	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	70	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	70	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	70	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	70	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

 27

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	70	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	70	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

28

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer and Chief Investment Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006- June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (Oct. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Oct. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Oct. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011-present); Secretary (May 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President and Assistant Secretary, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Capital Trust since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 29

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

30

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Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

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Member SIPC®
Printed on recycled paper.
MFR36112-05

Annual report dated October 31, 2011, enclosed.

Schwab Target Funds

Schwab Target 2010 Fund

Schwab Target 2015 Fund

Schwab Target 2020 Fund

Schwab Target 2025 Fund

Schwab Target 2030 Fund

Schwab Target 2035 Fund

Schwab Target 2040 Fund

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This wrapper is not part of the shareholder report.

Schwab Target Funds

Annual Report
October 31, 2011

Schwab Target 2010 Fund

Schwab Target 2015 Fund

Schwab Target 2020 Fund

Schwab Target 2025 Fund

Schwab Target 2030 Fund

Schwab Target 2035 Fund

Schwab Target 2040 Fund

A suite of seven mutual funds to help keep your retirement
investments properly allocated over your lifetime.

In This Report

Performance at a Glance	1
From the President	3
Fund Management	5
Fund Summaries
Schwab Target 2010 Fund	6
Schwab Target 2015 Fund	8
Schwab Target 2020 Fund	10
Schwab Target 2025 Fund	12
Schwab Target 2030 Fund	14
Schwab Target 2035 Fund	16
Schwab Target 2040 Fund	18
Fund Expenses	20
Financial Statements and Portfolio Holdings
Schwab Target 2010 Fund	21
Schwab Target 2015 Fund	26
Schwab Target 2020 Fund	31
Schwab Target 2025 Fund	36
Schwab Target 2030 Fund	41
Schwab Target 2035 Fund	46
Schwab Target 2040 Fund	51
Financial Notes	56
Report of Independent Registered Public Accounting Firm	75
Other Federal Tax Information	76
Investment Advisory Agreement Approval	77
Trustees and Officers	79
Glossary	82

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the Report Period

Schwab Target 2010 Fund (Ticker Symbol: SWBRX)	4.63%

Target 2010 Composite Index	4.58%
Fund Category: Morningstar Target-Date 2000-2010	3.37%

Performance Details	pages 6-7

Schwab Target 2015 Fund (Ticker Symbol: SWGRX)	5.10%

Target 2015 Composite Index	4.86%
Fund Category: Morningstar Target-Date 2011-2015	3.15%

Performance Details	pages 8-9

Schwab Target 2020 Fund (Ticker Symbol: SWCRX)	5.18%

Target 2020 Composite Index	5.04%
Fund Category: Morningstar Target-Date 2016-2020	3.50%

Performance Details	pages 10-11

Schwab Target 2025 Fund (Ticker Symbol: SWHRX)	5.44%

Target 2025 Composite Index	4.98%
Fund Category: Morningstar Target-Date 2021-2025	3.24%

Performance Details	pages 12-13

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results for less than one year are not annualized.

Fund expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the funds’ returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

The Target 2010 Composite Index is a custom blended index developed by CSIM based on the 2010 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 27.1% Dow Jones U.S. Total Stock Market Index, 8.7% MSCI EAFE Index, 30.0% Barclays Capital U.S. Aggregate Bond Index, 1.9% FTSE EPRA/NAREIT Global Index, 6.0% Barclays Capital U.S. Aggregate Intermediate Bond Index, 1.3% MSCI Emerging Markets Index, 3.0% Barclays Capital U.S. TIPS Index, 2.5% Citigroup Non-U.S. Dollar World Government Bond Index, 12.5% Barclays Capital U.S. Government/Credit: 1-5 Years, and 7.0% Barclays Capital U.S. Treasury Bills: 1-3 Months.

The Target 2015 Composite Index is a custom blended index developed by CSIM based on the 2015 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 35.7% Dow Jones U.S. Total Stock Market Index, 11.1% MSCI EAFE Index, 26.0% Barclays Capital U.S. Aggregate Bond Index, 3.3% FTSE EPRA/NAREIT Global Index, 4.0% Barclays Capital U.S. Aggregate Intermediate Bond Index, 1.9% MSCI Emerging Markets Index, 3.0% Barclays Capital U.S. TIPS Index, 2.5% Citigroup Non-U.S. Dollar World Government Bond Index, 7.5% Barclays Capital U.S. Government/Credit: 1-5 Years, and 5.0% Barclays Capital U.S. Treasury Bills: 1-3 Months.

The Target 2020 Composite Index is a custom blended index developed by CSIM based on the 2020 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 43.4% Dow Jones U.S. Total Stock Market Index, 13.6% MSCI EAFE Index, 24.0% Barclays Capital U.S. Aggregate Bond Index, 3.6% FTSE EPRA/NAREIT Global Index, 3.0% Barclays Capital U.S. Aggregate Intermediate Bond Index, 2.4% MSCI Emerging Markets Index, 2.5% Barclays Capital U.S. TIPS Index, 2.5% Citigroup Non-U.S. Dollar World Government Bond Index, 3.0% Barclays Capital U.S. Government/Credit: 1-5 Years, and 2.0% Barclays Capital U.S. Treasury Bills: 1-3 Months.

The Target 2025 Composite Index is a custom blended index developed by CSIM based on the 2025 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 50.0% Dow Jones U.S. Total Stock Market Index, 15.4% MSCI EAFE Index, 19.8% Barclays Capital U.S. Aggregate Bond Index, 4.0% FTSE EPRA/NAREIT Global Index, 2.2% Barclays Capital U.S. Aggregate Intermediate Bond Index, 2.6% MSCI Emerging Markets Index, 2.0% Barclays Capital U.S. TIPS Index, 2.0% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.0% Barclays Capital U.S. Treasury Bills: 1-3 Months.

Schwab Target Funds 1

Performance at a Glance continued

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the Report Period

Schwab Target 2030 Fund (Ticker Symbol: SWDRX)	5.20%

Target 2030 Composite Index	4.84%
Fund Category: Morningstar Target-Date 2026-2030	3.09%

Performance Details	pages 14-15

Schwab Target 2035 Fund (Ticker Symbol: SWIRX)	5.27%

Target 2035 Composite Index	4.75%
Fund Category: Morningstar Target-Date 2031-2035	2.94%

Performance Details	pages 16-17

Schwab Target 2040 Fund (Ticker Symbol: SWERX)	5.08%

Target 2040 Composite Index	4.65%
Fund Category: Morningstar Target-Date 2036-2040	2.72%

Performance Details	pages 18-19

Minimum Initial Investment[1]	$ 100

The Target 2030 Composite Index is a custom blended index developed by CSIM based on the 2030 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 54.7% Dow Jones U.S. Total Stock Market Index, 16.9% MSCI EAFE Index, 14.6% Barclays Capital U.S. Aggregate Bond Index, 4.3% FTSE EPRA/ NAREIT Global Index, 1.6% Barclays Capital U.S. Aggregate Intermediate Bond Index, 3.1% MSCI Emerging Markets Index, 1.4% Barclays Capital U.S. TIPS Index, 1.4% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.0% Barclays Capital U.S. Treasury Bills: 1-3 Months.

The Target 2035 Composite Index is a custom blended index developed by CSIM based on the 2035 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 59.4% Dow Jones U.S. Total Stock Market Index, 17.8% MSCI EAFE Index, 9.7% Barclays Capital U.S. Aggregate Bond Index, 4.6% FTSE EPRA/NAREIT Global Index, 1.3% Barclays Capital U.S. Aggregate Intermediate Bond Index, 3.2% MSCI Emerging Markets Index, 1.0% Barclays Capital U.S. TIPS Index, 1.0% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.0% Barclays Capital U.S. Treasury Bills: 1-3 Months.

The Target 2040 Composite Index is a custom blended index developed by CSIM based on the 2040 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 62.0% Dow Jones U.S. Total Stock Market Index, 18.6% MSCI EAFE Index, 6.3% Barclays Capital U.S. Aggregate Bond Index, 5.0% FTSE EPRA/NAREIT Global Index, 1.1% Barclays Capital U.S. Aggregate Intermediate Bond Index, 3.4% MSCI Emerging Markets Index, 0.8% Barclays Capital U.S. TIPS Index, 0.8% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.0% Barclays Capital U.S. Treasury Bills: 1-3 Months.

[1]	Please see prospectus for further details and eligibility requirements.

2 Schwab Target Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

During the 12-month period that ended October 31, 2011, global financial markets saw ongoing challenges with Europe’s sovereign debt crisis, the downgrade of long-term U.S. Treasury debt, and a global economy that lost steam in the middle months of the period but showed pockets of improvement by its end. U.S. stocks provided respectable returns in that environment, while stocks in many developed markets outside of the United States generated losses. Long-term interest rates in the United States continued to decline, boosting prices of Treasury securities.

As slow economic growth continued throughout most of the reporting period, the Federal Reserve kept short-term interest rates at or near zero to spur job growth and the U.S. economy. Concerns intensified throughout the world, however, about the high debt levels of sovereign nations, including the United States. In August, credit rating agency Standard & Poor’s downgraded the credit rating of long-term U.S. debt from AAA to AA+ and continued to warn against the growing level of debt owed by the U.S. government. Throughout the summer of 2011, markets also labored under worries that a default on Greece’s sovereign debt could destabilize some European banks, and that high debt levels in Portugal, Italy, or Spain might further destabilize global financial markets.

Although equity markets rose steadily over the first six months of the reporting period, the concerns about Europe and a possible worldwide recession sparked a global sell-off in August and September. In this environment, investors favored securities viewed as safer or more defensive, which helped

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

8.09%	S&P 500® Index: measures U.S. large-cap stocks

6.71%	Russell 2000® Index: measures U.S. small-cap stocks

−3.64%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

5.00%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.09%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and Charles Schwab Investment Management, Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab Target Funds 3

From the President continued

Stock markets got a further lift in the last month of the period as European leaders appeared closer to a resolution concerning the region’s debt problems, and as the United States managed a faster pace of economic growth in the third quarter.

stock markets in the United States outperform international markets. Stock markets got a further lift in the last month of the period as European leaders appeared closer to a resolution concerning the region’s debt problems, and as the United States managed a faster pace of economic growth in the third quarter. The broad U.S. stock market posted a return of 8.09%, as measured by the S&P 500 Index, while stocks in Europe and much of the rest of the world trailed this result. Stock markets in the developed world outside of the United States returned –3.64%, as measured by the MSCI EAFE Index.

During the market fluctuations of the late summer, investors sought the safety of U.S. Treasury securities. This influx of demand pushed yields on 10-year Treasury notes down from 3.47% at the end of March to 2.17% at the end of October. As investors moved toward safer assets, corporate bonds and other non-Treasury debt securities traded at higher spreads to Treasury bonds over the last months of the period. The Barclays Capital U.S. Aggregate Bond Index ended the 12-month period with an investment return of 5.00%.

Thank you for investing in the Schwab Target Funds. We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Target Funds

Fund Management

Jake M. Gilliam, CFA, a portfolio manager of the investment adviser, is responsible for the day-to-day management of the funds. He was appointed portfolio manager in 2011. Since 2007, he has been a portfolio manager with the Schwab Institutional Asset Management team.

Schwab Target Funds 5

Schwab Target 2010 Fund

The Schwab Target 2010 Fund (the 2010 fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2010 fund may also invest in unaffiliated third party mutual funds. The 2010 fund’s asset allocation as of January 3, 2011, was approximately 40% equity securities, 53% fixed income securities, and 7% money market funds. (For current portfolio allocations, please see the Portfolio Holdings as of October 31, 2011.)

The 2010 fund returned 4.63% for the 12 months ended October 31, 2011, while its internally calculated comparative index, the Target 2010 Composite Index (the 2010 index), returned 4.58%. Unlike the return of the 2010 fund, the return of the 2010 index does not include operational and transactional costs. Although the portfolio’s target allocations were broadly in line with those of the 2010 index, a comparative overweight in small-cap stocks affected both absolute (total) and relative (compared with the index) portfolio performance. (For current allocations of the 2010 index, please refer to footnote 3 on the next page.)

Turning to the market backdrop, U.S. stocks solidly outperformed international equities, U.S. fixed income securities, and global real estate securities. As measured by the Dow Jones U.S. Total Stock Market Index, U.S. stocks returned 8.10%. Within the U.S. stock market, the large-cap Russell 1000 Index returned 8.01%, comfortably outpacing the 6.71% return of the small-cap Russell 2000 Index. Both of these returns readily surpassed the performance of international stocks in developed markets, where equities lost ground and returned -3.64% as measured by the MSCI EAFE Index. Emerging market stocks fared worse still, returning -7.44% as gauged by the MSCI Emerging Markets Index. In the U.S. Bond market, the 5.00% gain of the Barclays Capital U.S. Aggregate Bond Index (the Barclays Aggregate) considerably outpaced the 0.09% return of the Treasury Bill sector of the Barclays Aggregate, while underperforming the 9.02% return of the TIPS sector. In the global real estate market, the FTSE EPRA/NAREIT Global Index returned -1.64%.

Looking at the 2010 fund’s biggest drivers of total return, the Schwab Total Bond Market Fund represented the largest position, added the most to performance, and returned 4.47%. However, this fund returned approximately 0.50% less than its comparative index, the Barclays Aggregate. The Schwab Core Equity Fund was another top total return contributor and represented one of the 2010 fund’s larger allocations. This fund returned 7.60% compared with the 8.09% return of the S&P 500 Index. Representing a slightly smaller allocation within the 2010 fund, the Schwab S&P 500 Index Fund returned 7.97%, not far off of the return of the S&P 500 Index. On the other side of the performance spectrum, the Laudus International MarketMasters Fund, Select Shares returned –3.76%, losing slightly more ground than the MSCI EAFE Index and detracting the most from the 2010 fund’s performance, in spite of its relatively small size within the portfolio.

Lastly, the 2010 fund’s close performance compared with the 2010 index was driven by the mixed results generated by the managers of the funds selected for the 2010 fund’s portfolio. For example, the higher return generated by the Schwab Small-Cap Equity Fund compared with the Russell 2000 Index provided a performance boost compared with the 2010 index. However, the opposite scenario took place on the fixed income side. For example, the PIMCO Total Return Fund lagged the return of the Barclays Aggregate by approximately 3.70%, detracting from the 2010 fund’s relative performance.

As of 10/31/11:

 Statistics

Number of Holdings	22
Portfolio Turnover Rate	11%

 Asset Class Weightings % of Investments1

Fixed-Income Funds - Intermediate-Term Bond	36.0%
Equity Funds - Large-Cap	23.2%
Fixed-Income Funds - Short-Term Bond	12.4%
Equity Funds - International	9.9%
Money Market Funds	5.4%
Equity Funds - Small-Cap	4.1%
Fixed-Income Funds - Inflation-Protected Bond	3.0%
Fixed-Income Funds - International Bond	2.4%
Equity Funds - Global Real Estate	2.0%
Short-Term Investments	1.6%
Total	100.0%

 Top Holdings % of Net Assets2

Schwab Total Bond Market Fund	19.8%
Schwab Short-Term Bond Market Fund	12.4%
Schwab Core Equity Fund	8.0%
Schwab S&P 500 Index Fund	7.1%
PIMCO Total Return Fund, Institutional Shares	6.0%
Schwab Premier Income Fund	5.9%
Schwab Value Advantage Money Fund, Institutional Prime Shares	5.4%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	4.3%
Laudus Growth Investors U.S. Large Cap Growth Fund	4.1%
Laudus International MarketMasters Fund, Select Shares	3.7%
Total	76.7%

Manager views and portfolio holdings may have changed since the report date.

The Laudus Growth Investors U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Target Funds

 Schwab Target 2010 Fund

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

July 1, 2005 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Target 2010 Fund (7/1/05)	4.63%	1.41%	3.52%
Target 2010 Composite Index[3]	4.58%	3.07%	4.84%
Dow Jones U.S. Total Stock Market Index	8.05%	0.82%	3.45%
Barclays Capital U.S. Aggregate Bond Index	5.00%	6.41%	5.63%
Fund Category: Morningstar Target-Date 2000-2010	3.37%	2.54%	3.72%

Fund Expense Ratios4: Net 0.64%; Gross 0.80%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Target 2010 Composite Index is a custom blended index developed by CSIM based on the 2010 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 27.1% Dow Jones U.S. Total Stock Market Index, 8.7% MSCI EAFE (Gross) Index, 30.0% Barclays Capital U.S. Aggregate Bond Index, 1.9% FTSE EPRA/NAREIT Global Index, 6.0% Barclays Capital U.S. Aggregate Intermediate Bond Index, 1.3% MSCI Emerging Markets (Gross) Index, 3.0% Barclays Capital U.S. TIPS Index, 2.5% Citigroup Non-U.S. Dollar World Government Bond Index, 12.5% Barclays Capital U.S. Government/Credit: 1-5 Years, and 7.0% Barclays Capital U.S. Treasury Bills: 1-3 Months.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.64%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 7

Schwab Target 2015 Fund

The Schwab Target 2015 Fund (the 2015 fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2015 fund may also invest in unaffiliated third party mutual funds. The 2015 fund’s asset allocation as of January 3, 2011, was approximately 54% equity securities, 41% fixed income securities, and 5% money market funds. (For current portfolio allocations, please see the Portfolio Holdings as of October 31, 2011.)

The 2015 fund returned 5.10% for the 12 months ended October 31, 2011, while its internally calculated comparative index, the Target 2015 Composite Index (the 2015 index), returned 4.86%. Unlike the return of the 2015 fund, the return of the 2015 index does not include operational and transactional costs. Although the portfolio’s target allocations were broadly in line with those of the 2015 index, a comparative overweight in small-cap stocks affected both absolute (total) and relative (compared with the index) portfolio performance. (For current allocations of the 2015 index, please refer to footnote 3 on the next page.)

Turning to the market backdrop, U.S. stocks solidly outperformed international equities, U.S. fixed income securities, and global real estate securities. As measured by the Dow Jones U.S. Total Stock Market Index, U.S. stocks returned 8.10%. Within the U.S. stock market, the large-cap Russell 1000 Index returned 8.01%, comfortably outpacing the 6.71% return of the small-cap Russell 2000 Index. Both of those returns readily surpassed the performance of international stocks in developed markets, where equities lost ground and returned -3.64% as measured by the MSCI EAFE Index. Emerging market stocks fared worse still, returning -7.44% as gauged by the MSCI Emerging Markets Index. In the U.S. Bond market, the 5.00% gain of the Barclays Capital U.S. Aggregate Bond Index (the Barclays Aggregate) considerably outpaced the 0.09% return of the Treasury Bill sector of the Barclays Aggregate, while underperforming the 9.02% return of the TIPS sector. In the global real estate market, the FTSE EPRA/NAREIT Global Index returned -1.64%.

Looking at the 2015 fund’s biggest drivers of total return, the Schwab Total Bond Market Fund represented the largest position, added the most to performance, and returned 4.47%. The Schwab Core Equity Fund was another top total return contributor and represented one of the 2015 fund’s larger allocations. This fund returned 7.60% compared with the 8.09% return of its comparative index, the S&P 500 Index. The Schwab Total Bond Market Fund was another sizable position and returned approximately 0.50% less than its comparative index, the Barclays Aggregate. Representing a slightly smaller allocation within the 2015 fund, the Schwab S&P 500 Index Fund returned 7.97%, not far off of the 8.09% return of the S&P 500 Index. On the other side of the performance spectrum, the Laudus International MarketMasters Fund, Select Shares returned –3.76%, losing slightly more ground than the MSCI EAFE Index and detracting the most from the 2015 fund’s performance, in spite of its relatively small size within the portfolio.

Lastly, the 2015 fund’s outperformance compared with the 2015 index was driven by the mixed results generated by the managers of the funds selected for the 2015 fund’s portfolio. For example, the higher return generated by the Schwab Small-Cap Equity Fund compared with the Russell 2000 Index provided a performance boost compared with the 2015 index. However, the opposite scenario took place on the fixed income side. For example, the PIMCO Total Return Fund lagged the return of the Barclays Aggregate by approximately 3.70%, detracting from the 2015 fund’s relative performance.

As of 10/31/11:

 Statistics

Number of Holdings	22
Portfolio Turnover Rate	16%

 Asset Class Weightings % of Investments1

Fixed-Income Funds - Intermediate-Term Bond	29.9%
Equity Funds - Large-Cap	29.2%
Equity Funds - International	12.9%
Fixed-Income Funds - Short-Term Bond	7.5%
Equity Funds - Small-Cap	6.8%
Equity Funds - Global Real Estate	3.4%
Money Market Funds	3.4%
Fixed-Income Funds - Inflation-Protected Bond	2.9%
Fixed-Income Funds - International Bond	2.4%
Short-Term Investments	1.6%
Total	100.0%

 Top Holdings % of Net Assets2

Schwab Total Bond Market Fund	18.0%
Schwab Core Equity Fund	10.2%
Schwab S&P 500 Index Fund	9.0%
Schwab Short-Term Bond Market Fund	7.5%
Laudus Growth Investors U.S. Large Cap Growth Fund	5.0%
Laudus International MarketMasters Fund, Select Shares	4.5%
PIMCO Total Return Fund, Institutional Shares	4.5%
Schwab Small-Cap Equity Fund	4.4%
Schwab Premier Income Fund	3.9%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	3.5%
Total	70.5%

Manager views and portfolio holdings may have changed since the report date.

The Laudus Growth Investors U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Target Funds

 Schwab Target 2015 Fund

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 12, 2008 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab Target 2015 Fund (3/12/08)	5.10%	10.75%	2.83%
Target 2015 Composite Index[3]	4.86%	11.43%	2.87%
Dow Jones U.S. Total Stock Market Index	8.05%	12.44%	1.57%
Barclays Capital U.S. Aggregate Bond Index	5.00%	8.87%	6.59%
Fund Category: Morningstar Target-Date 2011-2015	3.15%	10.92%	1.43%

Fund Expense Ratios4: Net 0.70%; Gross 1.09%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The Laudus Mondrian Funds and Laudus Growth Investors U.S. Large Cap Growth Fund are part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	Fund expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Target 2015 Composite Index is a custom blended index developed by CSIM based on the 2015 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 35.7% Dow Jones U.S. Total Stock Market Index, 11.1% MSCI EAFE (Gross) Index, 26.0% Barclays Capital U.S. Aggregate Bond Index, 3.3% FTSE EPRA/NAREIT Global Index, 4.0% Barclays Capital U.S. Aggregate Intermediate Bond Index, 1.9% MSCI Emerging Markets (Gross) Index, 3.0% Barclays Capital U.S. TIPS Index, 2.5% Citigroup Non-U.S. Dollar World Government Bond Index, 7.5% Barclays Capital U.S. Government/Credit: 1-5 Years, and 5.0% Barclays Capital U.S. Treasury Bills: 1-3 Months.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.70%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 9

Schwab Target 2020 Fund

The Schwab Target 2020 Fund (the 2020 fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2020 fund may also invest in unaffiliated third party mutual funds. The 2020 fund’s asset allocation as of January 4, 2011, was approximately 65% equity securities, 33% fixed income securities, and 2% money market funds. (For current portfolio allocations, please see the Portfolio Holdings as of October 31, 2011.)

The 2020 fund returned 5.18% for the 12 months ended October 31, 2011, while its internally calculated comparative index, the Target 2020 Composite Index (the 2020 index), returned 5.04%. Unlike the return of the 2020 fund, the return of the 2020 index does not include operational and transactional costs. Although the portfolio’s target allocations were broadly in line with those of the 2020 index, a comparative overweight in small-cap stocks affected both absolute (total) and relative (compared with the index) portfolio performance. (For current allocations of the 2020 index, please refer to footnote 3 on the next page.)

Turning to the market backdrop, U.S. stocks solidly outperformed international equities, U.S. fixed income securities, and global real estate securities. As measured by the Dow Jones U.S. Total Stock Market Index, U.S. stocks returned 8.10%. Within the U.S. stock market, the large-cap Russell 1000 Index returned 8.01%, comfortably outpacing the 6.71% return of the small-cap Russell 2000 Index. Both of those returns readily surpassed the performance of international stocks in developed markets, where equities lost ground and returned -3.64% as measured by the MSCI EAFE Index. Emerging market stocks fared worse still, returning -7.44% as gauged by the MSCI Emerging Markets Index. In the U.S. Bond market, the 5.00% gain of the Barclays Capital U.S. Aggregate Bond Index (the Barclays Aggregate) considerably outpaced the 0.09% return of the Treasury Bill sector of the Barclays Aggregate, while underperforming the 9.02% return of the TIPS sector. In the global real estate market, the FTSE EPRA/NAREIT Global Index returned -1.64%.

Looking at the 2020 fund’s biggest drivers of total return, the Schwab Core Equity Fund was the top total return contributor and represented one of the 2020 fund’s larger allocations. This fund returned 7.60% compared with the 8.09% return of the S&P 500 Index. Representing a slightly smaller allocation within the 2020 fund, the Schwab S&P 500 Index Fund returned 7.97%, not far off the return of the S&P 500 Index. The Schwab Total Bond Market Fund was another large weight within the 2020 fund and returned 4.47%, underperforming the Barclays Aggregate by a bit more than 0.50%. On the other side of the performance spectrum, the Laudus International MarketMasters Fund, Select Shares returned –3.76%, losing slightly more ground than the MSCI EAFE Index and detracting the most from the 2020 fund’s performance.

Lastly, the 2020 fund’s outperformance compared with the 2020 index was driven by the mixed results generated by the managers of the funds selected for the 2020 fund’s portfolio. For example, the higher return generated by the Schwab Small-Cap Equity Fund compared with the Russell 2000 Index provided a performance boost compared with the 2020 index. However, the opposite scenario took place on the fixed income side. For example, the PIMCO Total Return Fund lagged the return of the Barclays Aggregate by approximately 3.70%, detracting from the 2020 fund’s relative performance.

As of 10/31/11:

 Statistics

Number of Holdings	22
Portfolio Turnover Rate	15%

 Asset Class Weightings % of Investments6

Equity Funds - Large-Cap	36.2%
Fixed-Income Funds - Intermediate-Term Bond	27.1%
Equity Funds - International	15.9%
Equity Funds - Small-Cap	7.4%
Equity Funds - Global Real Estate	3.7%
Fixed-Income Funds - Short-Term Bond	2.9%
Fixed-Income Funds - Inflation-Protected Bond	2.4%
Fixed-Income Funds - International Bond	2.4%
Money Market Funds	1.2%
Short Term Investments	0.8%
Total	100.0%

 Top Holdings % of Net Assets7

Schwab Total Bond Market Fund	18.5%
Schwab Core Equity Fund	13.0%
Schwab S&P 500 Index Fund	11.0%
Laudus Growth Investors U.S. Large Cap Growth Fund	6.1%
Laudus International MarketMasters Fund, Select Shares	5.5%
Schwab Small-Cap Equity Fund	4.8%
PIMCO Total Return Fund, Institutional Shares	3.7%
Schwab Global Real Estate Fund	3.7%
TCW Relative Value Large Cap Fund	3.1%
Schwab Dividend Equity Fund	3.0%
Total	72.4%

Manager views and portfolio holdings may have changed since the report date.

The Laudus Growth Investors U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Target Funds

 Schwab Target 2020 Fund

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

July 1, 2005 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Target 2020 Fund (7/1/05)	5.18%	1.90%	4.12%
Target 2020 Composite Index[3]	5.04%	2.68%	4.73%
Dow Jones U.S. Total Stock Market Index	8.05%	0.82%	3.45%
Barclays Capital U.S. Aggregate Bond Index	5.00%	6.41%	5.63%
Fund Category: Morningstar Target-Date 2016-2020	3.50%	1.35%	3.21%

Fund Expense Ratios4: Net 0.73%; Gross 0.80%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Target 2020 Composite Index is a custom blended index developed by CSIM based on the 2020 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 43.4% Dow Jones U.S. Total Stock Market Index, 13.6% MSCI EAFE (Gross) Index, 24.0% Barclays Capital U.S. Aggregate Bond Index, 3.6% FTSE EPRA/NAREIT Global Index, 3.0% Barclays Capital U.S. Aggregate Intermediate Bond Index, 2.4% MSCI Emerging Markets (Gross) Index, 2.5% Barclays Capital U.S. TIPS Index, 2.5% Citigroup Non-U.S. Dollar World Government Bond Index, 3.0% Barclays Capital U.S. Government/Credit: 1-5 Years, and 2.0% Barclays Capital U.S. Treasury Bills: 1-3 Months.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.73%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 11

Schwab Target 2025 Fund

The Schwab Target 2025 Fund (the 2025 fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2025 fund may also invest in unaffiliated third party mutual funds. The 2025 fund’s asset allocation as of January 3, 2011, was approximately 73% equity securities, 25% fixed income securities, and 2% money market funds. (For current portfolio allocations, please see the Portfolio Holdings as of October 31, 2011.)

The 2025 fund returned 5.44% for the 12 months ended October 31, 2011, while its internally calculated comparative index, the Target 2025 Composite Index (the 2025 index), returned 4.98%. Unlike the return of the 2025 fund, the return of the 2025 index does not include operational and transactional costs. Although the portfolio’s target allocations were broadly in line with those of the 2025 index, a comparative overweight in small-cap stocks affected both absolute (total) and relative (compared with the index) portfolio performance. (For current allocations of the 2025 index, please refer to footnote 3 on the next page.)

Turning to the market backdrop, U.S. stocks solidly outperformed international equities, U.S. fixed income securities, and global real estate securities. As measured by the Dow Jones U.S. Total Stock Market Index, U.S. stocks returned 8.10%. Within the U.S. stock market, the large-cap Russell 1000 Index returned 8.01%, comfortably outpacing the 6.71% return of the small-cap Russell 2000 Index. Both of those returns readily surpassed the performance of international stocks in developed markets, where equities lost ground and returned -3.64% as measured by the MSCI EAFE Index. Emerging market stocks fared worse still, returning -7.44% as gauged by the MSCI Emerging Markets Index. In the U.S. Bond market, the 5.00% gain of the Barclays Capital U.S. Aggregate Bond Index (the Barclays Aggregate) considerably outpaced the 0.09% return of the Treasury Bill sector of the Barclays Aggregate, while underperforming the 9.02% return of the TIPS sector. In the global real estate market, the FTSE EPRA/NAREIT Global Index returned -1.64%.

Looking at the 2025 fund’s biggest drivers of total return, the Schwab Core Equity Fund was the top total return contributor and represented one of the 2025 fund’s larger allocations. This fund returned 7.60% compared with the 8.09% return of the S&P 500 Index. Representing a slightly smaller allocation within the 2025 fund, the Schwab S&P 500 Index Fund returned 7.97%, not far off of the return of the S&P 500 Index. The Schwab Total Bond Market Fund was another large weight within the 2025 fund and returned 4.47%, underperforming the Barclays Aggregate by a bit more than 0.50%. On the other side of the performance spectrum, the Laudus International MarketMasters Fund, Select Shares returned –3.76%, losing slightly more ground than the MSCI EAFE Index and detracting the most from the 2025 fund’s performance.

Lastly, the 2025 fund’s close performance compared with the 2025 index was driven by the mixed results generated by the managers of the funds selected for the 2025 fund’s portfolio. For example, the higher return generated by the Schwab Small-Cap Equity Fund compared with the Russell 2000 Index provided a performance boost compared with the 2025 index. However, the opposite scenario took place on the fixed income side. For example, the PIMCO Total Return Fund lagged the return of the Barclays Aggregate by approximately 3.70%, detracting from the 2025 fund’s relative performance.

As of 10/31/11:

 Statistics

Number of Holdings	21
Portfolio Turnover Rate	9%

 Asset Class Weightings % of Investments1

Equity Funds - Large-Cap	41.3%
Fixed-Income Funds - Intermediate-Term Bond	22.1%
Equity Funds - International	17.9%
Equity Funds - Small-Cap	9.0%
Equity Funds - Global Real Estate	4.1%
Fixed-Income Funds - Inflation-Protected Bond	2.0%
Fixed-Income Funds - International Bond	1.8%
Money Market Funds	1.3%
Short-Term Investments	0.5%
Total	100.0%

 Top Holdings % of Net Assets2

Schwab Total Bond Market Fund	15.9%
Schwab Core Equity Fund	15.4%
Schwab S&P 500 Index Fund	11.9%
Laudus Growth Investors U.S. Large Cap Growth Fund	7.0%
Laudus International MarketMasters Fund, Select Shares	6.4%
Schwab Small-Cap Equity Fund	6.0%
Schwab Global Real Estate Fund	4.1%
Schwab Dividend Equity Fund	3.6%
TCW Relative Value Large Cap Fund	3.3%
Laudus Mondrian International Equity Fund, Institutional Shares	3.2%
Total	76.8%

Manager views and portfolio holdings may have changed since the report date.

The Laudus Growth Investors U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Target Funds

 Schwab Target 2025 Fund

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 12, 2008 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab Target 2025 Fund (3/12/08)	5.44%	12.67%	3.73%
Target 2025 Composite Index[3]	4.98%	11.93%	2.50%
Dow Jones U.S. Total Stock Market Index	8.05%	12.44%	1.57%
Barclays Capital U.S. Aggregate Bond Index	5.00%	8.87%	6.59%
Fund Category: Morningstar Target-Date 2021-2025	3.24%	11.70%	0.84%

Fund Expense Ratios4: Net 0.78%; Gross 1.02%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Target 2025 Composite Index is a custom blended index developed by CSIM based on the 2025 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 50.0% Dow Jones U.S. Total Stock Market Index, 15.4% MSCI EAFE (Gross) Index, 19.8% Barclays Capital U.S. Aggregate Bond Index, 4.0% FTSE EPRA/NAREIT Global Index, 2.2% Barclays Capital U.S. Aggregate Intermediate Bond Index, 2.6% MSCI Emerging Markets (Gross) Index, 2.0% Barclays Capital U.S. TIPS Index, 2.0% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.0% Barclays Capital U.S. Treasury Bills: 1-3 Months.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.78%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 13

Schwab Target 2030 Fund

The Schwab 2030 Fund (the 2030 fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2030 fund may also invest in unaffiliated third party mutual funds. The 2030 fund’s asset allocation as of January 3, 2011, was approximately 80% equity securities, 18% fixed income securities, and 2% money market funds. (For current portfolio allocations, please see the Portfolio Holdings as of October 31, 2011.)

The 2030 fund returned 5.20% for the 12 months ended October 31, 2011, while its internally calculated comparative index, the Target 2030 Composite Index (the 2030 index), returned 4.84%. Unlike the return of the 2030 fund, the return of the 2030 index does not include operational and transactional costs. Although the portfolio’s target allocations were broadly in line with those of the 2030 index, a comparative overweight in small-cap stocks affected both absolute (total) and relative (compared with the index) portfolio performance. (For current allocations of the 2030 index, please refer to footnote 3 on the next page.)

Turning to the market backdrop, U.S. stocks solidly outperformed international equities, U.S. fixed income securities, and global real estate securities. As measured by the Dow Jones U.S. Total Stock Market Index, U.S. stocks returned 8.10%. Within the U.S. stock market, the large-cap Russell 1000 Index returned 8.01%, comfortably outpacing the 6.71% return of the small-cap Russell 2000 Index. Both of those returns readily surpassed the performance of international stocks in developed markets, where equities lost ground and returned -3.64% as measured by the MSCI EAFE Index. Emerging market stocks fared worse still, returning -7.44% as gauged by the MSCI Emerging Markets Index. In the U.S. Bond market, the 5.00% gain of the Barclays Capital U.S. Aggregate Bond Index (the Barclays Aggregate) considerably outpaced the 0.09% return of the Treasury Bill sector of the Barclays Aggregate, while underperforming the 9.02% return of the TIPS sector. In the global real estate market, the FTSE EPRA/NAREIT Global Index returned -1.64%.

Looking at the 2030 fund’s biggest drivers of total return, the Schwab Core Equity Fund was the top total return contributor and represented the 2030 fund’s largest allocation. This fund returned 7.60% compared with the 8.09% return of the S&P 500 Index. Representing a smaller allocation within the 2030 fund, the Schwab S&P 500 Index Fund returned 7.97%, not far off of the return of the S&P 500 Index. The Schwab Small-Cap Equity Fund was another top contributor, returning 11.82% and solidly outperforming its comparative index, the Russell 2000 Index. The Schwab Total Bond Market Fund was another large weight within the 2030 fund and returned 4.47%, underperforming the Barclays Aggregate by a bit more than 0.50%. On the other side of the performance spectrum, the Laudus International MarketMasters Fund, Select Shares returned –3.76%, losing slightly more ground than the MSCI EAFE Index and detracting the most from the 2030 fund’s performance.

Lastly, the 2030 fund’s close performance compared with the 2030 index was driven by the mixed results generated by the managers of the funds selected for the 2030 fund’s portfolio. For example, the higher return generated by the Schwab Small-Cap Equity Fund compared with the Russell 2000 Index provided a performance boost compared with the 2030 index. However, the opposite scenario took place on the fixed income side. For example, the PIMCO Total Return Fund lagged the return of the Barclays Aggregate by approximately 3.70%, detracting from the 2030 fund’s relative performance.

As of 10/31/11:

 Statistics

Number of Holdings	20
Portfolio Turnover Rate	8%

 Asset Class Weightings % of Investments1

Equity Funds - Large-Cap	44.5%
Equity Funds - International	19.8%
Fixed-Income Funds - Intermediate-Term Bond	16.0%
Equity Funds - Small-Cap	10.8%
Equity Funds - Global Real Estate	4.4%
Fixed-Income Funds - Inflation-Protected Bond	1.3%
Fixed-Income Funds - International Bond	1.3%
Money Market Funds	1.2%
Short-Term Investments	0.7%
Total	100.0%

 Top Holdings % of Net Assets2

Schwab Core Equity Fund	17.6%
Schwab Total Bond Market Fund	12.5%
Schwab S&P 500 Index Fund	12.5%
Laudus Growth Investors U.S. Large Cap Growth Fund	7.1%
Schwab Small-Cap Equity Fund	7.0%
Laudus International MarketMasters Fund, Select Shares	6.7%
Schwab Global Real Estate Fund	4.4%
Schwab Small-Cap MarketMasters Fund, Select Shares	3.7%
TCW Relative Value Large Cap Fund	3.6%
Schwab Dividend Equity Fund	3.6%
Total	78.7%

Manager views and portfolio holdings may have changed since the report date.

The Laudus Growth Investors U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Target Funds

 Schwab Target 2030 Fund

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

July 1, 2005 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Target 2030 Fund (7/1/05)	5.20%	1.93%	4.28%
Target 2030 Composite Index[3]	4.84%	2.15%	4.49%
Dow Jones U.S. Total Stock Market Index	8.05%	0.82%	3.45%
Barclays Capital U.S. Aggregate Bond Index	5.00%	6.41%	5.63%
Fund Category: Morningstar Target-Date 2026-2030	3.09%	0.31%	2.71%

Fund Expense Ratios4: Net 0.79%; Gross 0.87%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Target 2030 Composite Index is a custom blended index developed by CSIM based on the 2030 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 54.7% Dow Jones U.S. Total Stock Market Index, 16.9% MSCI EAFE (Gross) Index, 14.6% Barclays Capital U.S. Aggregate Bond Index, 4.3% FTSE EPRA/ NAREIT Global Index, 1.6% Barclays Capital U.S. Aggregate Intermediate Bond Index, 3.1% MSCI Emerging Markets (Gross) Index, 1.4% Barclays Capital U.S. TIPS Index, 1.4% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.0% Barclays Capital U.S. Treasury Bills: 1-3 Months.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.79%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 15

Schwab Target 2035 Fund

The Schwab 2035 Fund (the 2035 fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2035 fund may also invest in unaffiliated third party mutual funds. The 2035 fund’s asset allocation as of January 3, 2011, was approximately 86% equity securities, 12% fixed income securities, and 2% money market funds. (For current portfolio allocations, please see the Portfolio Holdings as of October 31, 2011.)

The 2035 fund returned 5.27% for the 12 months ended October 31, 2011, while its internally calculated comparative index, the Target 2035 Composite Index (the 2035 index), returned 4.75%. Unlike the return of the 2035 fund, the return of the 2035 index does not include operational and transactional costs. Although the portfolio’s target allocations were broadly in line with those of the 2035 index, a comparative overweight in small-cap stocks affected both absolute (total) and relative (compared with the index) portfolio performance. (For current allocations of the 2035 index, please refer to footnote 3 on the following page.)

Turning to the market backdrop, U.S. stocks solidly outperformed international equities, U.S. fixed income securities, and global real estate securities. As measured by the Dow Jones U.S. Total Stock Market Index, U.S. stocks returned 8.10%. Within the U.S. stock market, the large-cap Russell 1000 Index returned 8.01%, comfortably outpacing the 6.71% return of the small-cap Russell 2000 Index. Both of those returns readily surpassed the performance of international stocks in developed markets, where equities lost ground and returned -3.64% as measured by the MSCI EAFE Index. Emerging market stocks fared worse still, returning -7.44% as gauged by the MSCI Emerging Markets Index. In the U.S. Bond market, the 5.00% gain of the Barclays Capital U.S. Aggregate Bond Index (the Barclays Aggregate) considerably outpaced the 0.09% return of the Treasury Bill sector of the Barclays Aggregate, while underperforming the 9.02% return of the TIPS sector. In the global real estate market, the FTSE EPRA/NAREIT Global Index returned -1.64%.

Looking at the 2035 fund’s biggest drivers of total return, the Schwab Core Equity Fund was the top total return contributor and represented the 2035 fund’s largest allocation. This fund returned 7.60% compared with the 8.09% return of the S&P 500 Index. Representing a slightly smaller allocation within the 2035 fund, the Schwab S&P 500 Index Fund returned 7.97%, not far off of the return of the S&P 500 Index. The Schwab Small-Cap Equity Fund was another top contributor, returning 11.82% and solidly outperforming its comparative index, the Russell 2000 Index. On the other side of the performance spectrum, the Laudus International MarketMasters Fund, Select Shares returned –3.76%, losing slightly more ground than the MSCI EAFE Index and detracting the most from the 2035 fund’s performance.

Lastly, the 2035 fund’s close performance compared with the 2035 index was driven by the mixed results generated by the managers of the funds selected for the 2035 fund’s portfolio. For example, the higher return generated by the Schwab Small-Cap Equity Fund compared with the Russell 2000 Index provided a performance boost compared with the 2035 index. However, the opposite scenario took place on the fixed income side. For example, the PIMCO Total Return Fund lagged the return of the Barclays Aggregate by approximately 3.70%, detracting from the 2035 fund’s relative performance.

As of 10/31/11:

 Statistics

Number of Holdings	20
Portfolio Turnover Rate	4%

 Asset Class Weightings % of Investments1

Equity Funds - Large-Cap	48.3%
Equity Funds - International	20.7%
Equity Funds - Small-Cap	11.7%
Fixed-Income Funds - Intermediate-Term Bond	10.8%
Equity Funds - Global Real Estate	4.7%
Money Market Funds	1.1%
Fixed-Income Funds - Inflation-Protected Bond	1.0%
Fixed-Income Funds - International Bond	0.9%
Short-Term Investments	0.8%
Total	100.0%

 Top Holdings % of Net Assets2

Schwab Core Equity Fund	19.2%
Schwab S&P 500 Index Fund	12.5%
Schwab Total Bond Market Fund	8.6%
Laudus Growth Investors U.S. Large Cap Growth Fund	8.2%
Schwab Small-Cap Equity Fund	7.6%
Laudus International MarketMasters Fund, Select Shares	7.1%
Schwab Global Real Estate Fund	4.7%
TCW Relative Value Large Cap Fund	4.2%
Schwab Dividend Equity Fund	4.1%
Laudus Small-Cap MarketMasters Fund, Select Shares	4.1%
Total	80.3%

Manager views and portfolio holdings may have changed since the report date.

The Laudus Growth Investors U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.

16 Schwab Target Funds

 Schwab Target 2035 Fund

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 12, 2008 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab Target 2035 Fund (3/12/08)	5.27%	13.11%	3.24%
Target 2035 Composite Index[3]	4.75%	12.07%	1.94%
Dow Jones U.S. Total Stock Market Index	8.05%	12.44%	1.57%
Barclays Capital U.S. Aggregate Bond Index	5.00%	8.87%	6.59%
Fund Category: Morningstar Target-Date 2031-2035	2.94%	11.83%	0.35%

Fund Expense Ratios4: Net 0.83%; Gross 1.13%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Target 2035 Composite Index is a custom blended index developed by CSIM based on the 2035 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 59.4% Dow Jones U.S. Total Stock Market Index, 17.8% MSCI EAFE (Gross) Index, 9.7% Barclays Capital U.S. Aggregate Bond Index, 4.6% FTSE EPRA/NAREIT Global Index, 1.3% Barclays Capital U.S. Aggregate Intermediate Bond Index, 3.2% MSCI Emerging Markets (Gross) Index, 1.0% Barclays Capital U.S.TIPS Index, 1.0% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.0% Barclays Capital U.S. Treasury Bills: 1-3 Months.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.83%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 17

Schwab Target 2040 Fund

The Schwab Target 2040 Fund (the 2040 fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2040 fund may also invest in unaffiliated third party mutual funds. The 2040 fund’s asset allocation as of January 3, 2011, was approximately 90% equity securities, 8% fixed income securities, and 2% money market funds. (For current portfolio allocations, please see the Portfolio Holdings as of October 31, 2011.)

The 2040 fund returned 5.08% for the 12 months ended October 31, 2011, while its internally calculated comparative index, the Target 2040 Composite Index (the 2040 index), returned 4.65%. Unlike the return of the 2040 fund, the return of the 2040 index does not include operational and transactional costs. Although the portfolio’s target allocations were broadly in line with those of the 2040 index, a comparative overweight in small-cap stocks affected both absolute (total) and relative (compared with the index) portfolio performance. (For current allocations of the 2040 index, please refer to footnote 3 on the following page.)

Turning to the market backdrop, U.S. stocks solidly outperformed international equities, U.S. fixed income securities, and global real estate securities. As measured by the Dow Jones U.S. Total Stock Market Index, U.S. stocks returned 8.10%. Within the U.S. stock market, the large-cap Russell 1000 Index returned 8.01%, comfortably outpacing the 6.71% return of the small-cap Russell 2000 Index. Both of those returns readily surpassed the performance of international stocks in developed markets, where equities lost ground and returned -3.64% as measured by the MSCI EAFE Index. Emerging market stocks fared worse still, returning -7.44% as gauged by the MSCI Emerging Markets Index. In the U.S. Bond market, the 5.00% gain of the Barclays Capital U.S. Aggregate Bond Index (the Barclays Aggregate) considerably outpaced the 0.09% return of the Treasury Bill sector of the Barclays Aggregate, while underperforming the 9.02% return of the TIPS sector. In the global real estate market, the FTSE EPRA/NAREIT Global Index returned -1.64%.

Looking at the 2040 fund’s biggest drivers of total return, the Schwab Core Equity Fund was the top total return contributor and represented the 2040 fund’s largest allocation by a wide margin. This fund returned 7.60% compared with the 8.09% return of the S&P 500 Index. Representing the next largest investment slice of the 2040 fund (but a considerably smaller position), the Schwab S&P 500 Index Fund returned 7.97%, not far off of the return of the S&P 500 Index. The Schwab Small-Cap Equity Fund was another top contributor, returning 11.82% and solidly outperforming its comparative index, the Russell 2000 Index. On the other side of the performance spectrum, the Laudus International MarketMasters Fund, Select Shares returned –3.76%, losing slightly more ground than the MSCI EAFE Index and detracting the most from the 2040 fund’s performance.

Lastly, the 2040 fund’s close performance compared with the 2040 index was driven by the mixed results generated by the managers of the funds selected for the 2040 fund’s portfolio. For example, the higher return generated by the Schwab Small-Cap Equity Fund compared with the Russell 2000 Index provided a performance boost compared with the 2040 index. However, the opposite scenario took place on the fixed income side. For example, the PIMCO Total Return Fund lagged the return of the Barclays Aggregate by approximately 3.70%, detracting from the 2040 fund’s relative performance.

As of 10/31/11:

 Statistics

Number of Holdings	20
Portfolio Turnover Rate	3%

 Asset Class Weightings % of Investments1

Equity Funds - Large-Cap	50.3%
Equity Funds - International	21.8%
Equity Funds - Small-Cap	12.2%
Fixed-Income Funds - Intermediate-Term Bond	7.2%
Equity Funds - Global Real Estate	5.1%
Money Market Funds	1.4%
Fixed-Income Funds - Inflation-Protected Bond	0.8%
Fixed-Income Funds - International Bond	0.7%
Short-Term Investments	0.5%
Total	100.0%

 Top Holdings % of Net Assets2

Schwab Core Equity Fund	20.3%
Schwab S&P 500 Index Fund	12.6%
Laudus Growth Investors U.S. Large Cap Growth Fund	8.6%
Schwab Small-Cap Equity Fund	8.0%
Laudus International MarketMasters Fund, Select Shares	7.3%
Schwab Total Bond Market Fund	5.3%
Schwab Global Real Estate Fund	5.1%
Schwab Dividend Equity Fund	4.5%
TCW Relative Value Large Cap Fund	4.3%
Laudus Small-Cap MarketMasters Fund, Select Shares	4.2%
Total	80.2%

Manager views and portfolio holdings may have changed since the report date.

The Laudus Growth Investors U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.

18 Schwab Target Funds

 Schwab Target 2040 Fund

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

July 1, 2005 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Target 2040 Fund (7/1/05)	5.08%	1.71%	4.33%
Target 2040 Composite Index[3]	4.65%	1.69%	4.32%
Dow Jones U.S. Total Stock Market Index	8.05%	0.82%	3.45%
Barclays Capital U.S. Aggregate Bond Index	5.00%	6.41%	5.63%
Fund Category: Morningstar Target-Date 2036-2040	2.72%	-0.14%	2.54%

Fund Expense Ratios4: Net 0.83%; Gross 0.93%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Target 2040 Composite Index is a custom blended index developed by CSIM based on the 2040 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 62.0% Dow Jones U.S. Total Stock Market Index, 18.6% MSCI EAFE (Gross) Index, 6.3% Barclays Capital U.S. Aggregate Bond Index, 5.0% FTSE EPRA/NAREIT Global Index, 1.1% Barclays Capital U.S. Aggregate Intermediate Bond Index, 3.4% MSCI Emerging Markets (Gross) Index, 0.8% Barclays Capital U.S. TIPS Index, 0.8% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.0% Barclays Capital U.S. Treasury Bills: 1-3 Months.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.83%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 19

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2011 and held through October 31, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/11	at 10/31/11	5/1/11–10/31/11

Schwab Target 2010 Fund
Actual Return	0.00%	$1,000	$979.60	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.21	$0.00

Schwab Target 2015 Fund
Actual Return	0.00%	$1,000	$964.10	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.21	$0.00

Schwab Target 2020 Fund
Actual Return	0.00%	$1,000	$948.80	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.21	$0.00

Schwab Target 2025 Fund
Actual Return	0.00%	$1,000	$938.50	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.21	$0.00

Schwab Target 2030 Fund
Actual Return	0.00%	$1,000	$927.80	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.21	$0.00

Schwab Target 2035 Fund
Actual Return	0.00%	$1,000	$919.20	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.21	$0.00

Schwab Target 2040 Fund
Actual Return	0.00%	$1,000	$912.30	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.21	$0.00

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights. The expenses incurred by the underlying funds in which the funds invest are not included in this ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

20 Schwab Target Funds

Schwab Target 2010 Fund

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	11/1/06–
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	10.34	9.46	8.76	12.65	11.42

Income (loss) from investment operations:
Net investment income (loss)	0.23	0.23	0.28	0.32	0.23
Net realized and unrealized gains (losses)	0.24	0.89	0.75	(3.73)	1.24

Total from investment operations	0.47	1.12	1.03	(3.41)	1.47
Less distributions:
Distributions from net investment income	(0.25)	(0.24)	(0.33)	(0.38)	(0.21)
Distributions from net realized gains	—	—	—	(0.10)	(0.03)

Total distributions	(0.25)	(0.24)	(0.33)	(0.48)	(0.24)

Net asset value at end of period	10.56	10.34	9.46	8.76	12.65

Total return (%)	4.63 [1]	11.99	12.24	(27.87)	13.02

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[2]	—	0.00 [3]	0.03 [4]	0.06	0.06
Gross operating expenses[2]	0.14	0.16	0.16	0.11	0.09
Net investment income (loss)	2.11	2.21	3.04	2.89	2.10
Portfolio turnover rate	11	24	47	50 [5]	1
Net assets, end of period ($ x 1,000,000)	64	73	75	80	138

1 Includes proceeds from a litigation settlement related to an affiliated underlying fund. Without the litigation proceeds, performance would have been lower. (See financial note 10)
2 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
4 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
5 The portfolio turnover ratio increased due to additional rebalancing activity of the underlying funds during the period.

See financial notes 21

 Schwab Target 2010 Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.4%	Other Investment Companies	55,613,294	62,952,085
1.6%	Short-Term Investment	1,053,225	1,053,225

100.0%	Total Investments	56,666,519	64,005,310
0.0%	Other Assets and Liabilities, Net		(5,799)

100.0%	Total Net Assets		63,999,511

	Number	Value
Security	of Shares	($)

Other Investment Companies 98.4% of net assets

Equity Funds 39.2%

Global Real Estate 2.0%
Schwab Global Real Estate Fund (a)	207,569	1,247,487

International 9.9%
American Century International Growth Fund, Institutional Shares	110,969	1,121,895
Laudus International MarketMasters Fund, Select Shares (a)	136,896	2,390,197
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	94,911	844,711
Laudus Mondrian International Equity Fund, Institutional Shares (a)	152,484	1,131,432
William Blair International Small Cap Growth Fund, Institutional Shares	66,924	834,545

		6,322,780

Large-Cap 23.2%
Laudus Growth Investors U.S. Large Cap Growth Fund (a)	198,308	2,607,750
Schwab Core Equity Fund (a)	304,554	5,119,549
Schwab Dividend Equity Fund (a)	95,242	1,252,436
Schwab S&P 500 Index Fund (a)	229,811	4,554,858
TCW Relative Value Large Cap Fund	99,817	1,302,612

		14,837,205

Small-Cap 4.1%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	75,447	915,924
Schwab Small-Cap Equity Fund (a)*	110,790	1,729,432

		2,645,356

		25,052,828

Fixed-Income Funds 53.8%

Inflation-Protected Bond 3.0%
Schwab Treasury Inflation Protected Securities Fund (formerly Schwab Inflation Protected Fund) (a)	162,879	1,895,912

Intermediate-Term Bond 36.0%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	220,528	2,738,956
PIMCO Total Return Fund, Institutional Shares	353,312	3,854,633
Schwab Premier Income Fund (a)	359,700	3,784,045
Schwab Total Bond Market Fund (a)	1,326,136	12,651,342

		23,028,976

International Bond 2.4%
Laudus Mondrian International Fixed Income Fund (a)	126,926	1,558,653

Short-Term Bond 12.4%
Schwab Short-Term Bond Market Fund (a)	859,166	7,947,285

		34,430,826

Money Market Fund 5.4%
Schwab Value Advantage Money Fund, Institutional Prime Shares (a)	3,468,431	3,468,431

Total Other Investment Companies
(Cost $55,613,294)		62,952,085

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 1.6% of net assets

Time Deposit 1.6%
Bank of America
0.03%, 11/01/11	1,053,225	1,053,225

Total Short-Term Investment
(Cost $1,053,225)		1,053,225

End of Investments.

At 10/31/11, the tax basis cost of the fund’s investments was $57,595,250 and the unrealized appreciation and depreciation were $6,461,650 and ($51,590), respectively, with a net unrealized appreciation of $6,410,060.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

22 See financial notes

 Schwab Target 2010 Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments in affiliated underlying funds, at value (cost $46,708,422)		$53,099,444
Investments in unaffiliated issuers, at value (cost $9,958,097)	+	10,905,866

Total investments, at value (cost $56,666,519)		64,005,310
Receivables:
Dividends		52,656
Fund shares sold		6,204
Due from investment adviser		688
Interest		1
Prepaid expenses	+	2,032

Total assets		64,066,891

Liabilities

Payables:
Fund shares redeemed		39,223
Accrued expenses	+	28,157

Total liabilities		67,380

Net Assets

Total assets		64,066,891
Total liabilities	−	67,380

Net assets		$63,999,511

Net Assets by Source
Capital received from investors		76,158,844
Net investment income not yet distributed		912,470
Net realized capital losses		(20,410,594)
Net unrealized capital gains		7,338,791

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$63,999,511		6,061,454		$10.56

See financial notes 23

 Schwab Target 2010 Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends received from affiliated underlying funds		$1,139,481
Dividends received from unaffiliated underlying funds		334,069
Interest	+	382

Total investment income		1,473,932

Expenses

Professional fees		36,876
Portfolio accounting fees		16,726
Registration fees		12,919
Transfer agent fees		12,070
Shareholder reports		10,315
Trustees’ fees		6,367
Custodian fees		3,846
Other expenses	+	1,513

Total expenses		100,632
Expense reduction by CSIM	−	100,632

Net expenses	−	—

Net investment income		1,473,932

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		6,277
Realized capital gain distributions received from unaffiliated underlying funds		268,130
Net realized gains on sales of affiliated underlying funds*		1,437,101
Net realized gains on sales of unaffiliated underlying funds	+	152,509

Net realized gains		1,864,017
Net unrealized gains on affiliated underlying funds		346,299
Net unrealized losses on unaffiliated underlying funds	+	(434,917)

Net unrealized losses	+	(88,618)

Net realized and unrealized gains		1,775,399

Increase in net assets resulting from operations		$3,249,331

*	Includes $66,805 from a litigation settlement related to an affiliated underlying fund. (See financial note 10)

24 See financial notes

 Schwab Target 2010 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$1,473,932	$1,639,604
Net realized gains		1,864,017	114,418
Net unrealized gains (losses)	+	(88,618)	6,598,022

Increase in net assets from operations		3,249,331	8,352,044

Distributions to Shareholders

Distributions from net investment income		($1,782,231)	($1,828,001)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,007,663	$10,502,110	1,959,676	$19,167,886
Shares reinvested		163,465	1,673,878	179,646	1,724,602
Shares redeemed	+	(2,213,519)	(23,100,427)	(2,950,024)	(28,824,889)

Net transactions in fund shares		(1,042,391)	($10,924,439)	(810,702)	($7,932,401)

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		7,103,845	$73,456,850	7,914,547	$74,865,208
Total decrease	+	(1,042,391)	(9,457,339)	(810,702)	(1,408,358)

End of period		6,061,454	$63,999,511	7,103,845	$73,456,850

Net investment income not yet distributed			$912,470		$1,051,515

See financial notes 25

Schwab Target 2015 Fund

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	3/12/08[1]–
	10/31/11	10/31/10	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	10.16	9.09	8.15	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.19	0.16	0.19	0.06
Net realized and unrealized gains (losses)	0.32	1.06	0.91	(1.91)

Total from investment operations	0.51	1.22	1.10	(1.85)
Less distributions:
Distributions from net investment income	(0.19)	(0.15)	(0.16)	—
Distributions from net realized gains	—	—	(0.00)[2]	—

Total distributions	(0.19)	(0.15)	(0.16)	—

Net asset value at end of period	10.48	10.16	9.09	8.15

Total return (%)	5.10	13.55	13.82	(18.50)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[4]	—	0.00 [5]	0.02 [6]	0.05	[7]
Gross operating expenses[4]	0.22	0.39	0.85	1.90	[7]
Net investment income (loss)	1.94	1.91	2.57	1.87	[7]
Portfolio turnover rate	16	13	39	35	[3]
Net assets, end of period ($ x 1,000,000)	53	37	17	6

1 Commencement of operations.
2 Amount less than $0.01.
3 Not annualized.
4 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
5 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
6 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
7 Annualized.

26 See financial notes

 Schwab Target 2015 Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.1%	Other Investment Companies	46,922,653	51,870,607
1.6%	Short-Term Investment	858,721	858,721

99.7%	Total Investments	47,781,374	52,729,328
0.3%	Other Assets and Liabilities, Net		184,594

100.0%	Total Net Assets		52,913,922

	Number	Value
Security	of Shares	($)

Other Investment Companies 98.1% of net assets

Equity Funds 52.1%

Global Real Estate 3.4%
Schwab Global Real Estate Fund (a)	298,566	1,794,383

International 12.8%
American Century International Growth Fund, Institutional Shares	116,063	1,173,395
Laudus International MarketMasters Fund, Select Shares (a)	136,706	2,386,885
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	114,210	1,016,468
Laudus Mondrian International Equity Fund, Institutional Shares (a)	162,344	1,204,589
William Blair International Small Cap Growth Fund, Institutional Shares	80,220	1,000,347

		6,781,684

Large-Cap 29.1%
Laudus Growth Investors U.S. Large Cap Growth Fund (a)	199,713	2,626,224
Schwab Core Equity Fund (a)	319,081	5,363,750
Schwab Dividend Equity Fund (a)	98,443	1,294,526
Schwab S&P 500 Index Fund (a)	240,503	4,766,777
TCW Relative Value Large Cap Fund	103,524	1,350,989

		15,402,266

Small-Cap 6.8%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	100,280	1,217,399
Schwab Small-Cap Equity Fund (a)*	150,005	2,341,581

		3,558,980

		27,537,313

Fixed-Income Funds 42.6%

Inflation-Protected Bond 2.9%
Schwab Treasury Inflation Protected Securities Fund (formerly Schwab Inflation Protected Fund) (a)	132,905	1,547,012

Intermediate-Term Bond 29.8%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	148,292	1,841,791
PIMCO Total Return Fund, Institutional Shares	217,092	2,368,473
Schwab Premier Income Fund (a)	196,056	2,062,513
Schwab Total Bond Market Fund (a)	997,635	9,517,437

		15,790,214

International Bond 2.4%
Laudus Mondrian International Fixed Income Fund (a)	102,177	1,254,728

Short-Term Bond 7.5%
Schwab Short-Term Bond Market Fund (a)	426,993	3,949,689

		22,541,643

Money Market Fund 3.4%
Schwab Value Advantage Money Fund, Institutional Prime Shares (a)	1,791,651	1,791,651

Total Other Investment Companies
(Cost $46,922,653)		51,870,607

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 1.6% of net assets

Time Deposit 1.6%
Bank of America
0.03%, 11/01/11	858,721	858,721

Total Short-Term Investment
(Cost $858,721)		858,721

End of Investments.

At 10/31/11, the tax basis cost of the fund’s investments was $48,238,550 and the unrealized appreciation and depreciation were $4,490,778 and ($0), respectively, with a net unrealized appreciation of $4,490,778.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

See financial notes 27

 Schwab Target 2015 Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments in affiliated underlying funds, at value (cost $39,529,876)		$44,135,612
Investments in unaffiliated issuers, at value (cost $8,251,498)	+	8,593,716

Total investments, at value (cost $47,781,374)		52,729,328
Receivables:
Fund shares sold		196,889
Dividends		34,522
Due from investment adviser		828
Prepaid expenses	+	987

Total assets		52,962,554

Liabilities

Payables:
Fund shares redeemed		20,347
Accrued expenses	+	28,285

Total liabilities		48,632

Net Assets

Total assets		52,962,554
Total liabilities	−	48,632

Net assets		$52,913,922

Net Assets by Source
Capital received from investors		48,437,020
Net investment income not yet distributed		561,631
Net realized capital losses		(1,032,683)
Net unrealized capital gains		4,947,954

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$52,913,922		5,050,925		$10.48

28 See financial notes

 Schwab Target 2015 Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends received from affiliated underlying funds		$736,955
Dividends received from unaffiliated underlying funds		185,762
Interest	+	359

Total investment income		923,076

Expenses

Professional fees		35,881
Registration fees		18,800
Portfolio accounting fees		16,253
Transfer agent fees		11,381
Shareholder reports		9,876
Trustees’ fees		6,162
Custodian fees		4,477
Other expenses	+	718

Total expenses		103,548
Expense reduction by CSIM	−	103,548

Net expenses	−	—

Net investment income		923,076

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		2,538
Realized capital gain distributions received from unaffiliated underlying funds		112,253
Net realized losses on sales of affiliated underlying funds		(112,969)
Net realized losses on sales of unaffiliated underlying funds	+	(18,748)

Net realized losses		(16,926)
Net unrealized gains on affiliated underlying funds		1,216,844
Net unrealized losses on unaffiliated underlying funds	+	(152,273)

Net unrealized gains	+	1,064,571

Net realized and unrealized gains		1,047,645

Increase in net assets resulting from operations		$1,970,721

See financial notes 29

 Schwab Target 2015 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$923,076	$522,054
Net realized gains (losses)		(16,926)	30,319
Net unrealized gains	+	1,064,571	2,802,230

Increase in net assets from operations		1,970,721	3,354,603

Distributions to Shareholders

Distributions from net investment income		($789,680)	($331,163)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,925,717	$30,532,243	2,556,420	$24,483,229
Shares reinvested		74,372	760,827	33,989	319,494
Shares redeemed	+	(1,635,376)	(17,009,209)	(787,229)	(7,498,561)

Net transactions in fund shares		1,364,713	$14,283,861	1,803,180	$17,304,162

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		3,686,212	$37,449,020	1,883,032	$17,121,418
Total increase	+	1,364,713	15,464,902	1,803,180	20,327,602

End of period		5,050,925	$52,913,922	3,686,212	$37,449,020

Net investment income not yet distributed			$561,631		$356,829

30 See financial notes

Schwab Target 2020 Fund

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	11/1/06–
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	10.80	9.63	8.59	12.88	11.56

Income (loss) from investment operations:
Net investment income (loss)	0.22	0.20	0.24	0.30	0.21
Net realized and unrealized gains (losses)	0.34	1.18	1.08	(4.11)	1.33

Total from investment operations	0.56	1.38	1.32	(3.81)	1.54
Less distributions:
Distributions from net investment income	(0.23)	(0.21)	(0.28)	(0.38)	(0.19)
Distributions from net realized gains	—	—	—	(0.10)	(0.03)

Total distributions	(0.23)	(0.21)	(0.28)	(0.48)	(0.22)

Net asset value at end of period	11.13	10.80	9.63	8.59	12.88

Total return (%)	5.18	14.47	15.89	(30.59)	13.47

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.00 [2]	0.00 [2]	0.02 [3]	0.04	0.04
Gross operating expenses[1]	0.06	0.07	0.09	0.08	0.07
Net investment income (loss)	1.92	2.01	2.75	2.67	1.84
Portfolio turnover rate	15	15	48	34 [4]	—
Net assets, end of period ($ x 1,000,000)	273	240	198	163	225

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
2 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
3 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
4 The portfolio turnover ratio increased due to additional rebalancing activity of the underlying funds during the period.

See financial notes 31

 Schwab Target 2020 Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.2%	Other Investment Companies	236,633,939	270,840,516
0.8%	Short-Term Investment	2,055,743	2,055,743

100.0%	Total Investments	238,689,682	272,896,259
0.0%	Other Assets and Liabilities, Net		84,426

100.0%	Total Net Assets		272,980,685

	Number	Value
Security	of Shares	($)

Other Investment Companies 99.2% of net assets

Equity Funds 63.2%

Global Real Estate 3.7%
Schwab Global Real Estate Fund (a)	1,660,883	9,981,909

International 15.9%
American Century International Growth Fund, Institutional Shares	746,324	7,545,335
Laudus International MarketMasters Fund, Select Shares (a)	864,568	15,095,351
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	744,546	6,626,462
Laudus Mondrian International Equity Fund, Institutional Shares (a)	1,022,140	7,584,280
William Blair International Small Cap Growth Fund, Institutional Shares	524,709	6,543,115

		43,394,543

Large-Cap 36.2%
Laudus Growth Investors U.S. Large Cap Growth Fund (a)	1,263,479	16,614,746
Schwab Core Equity Fund (a)	2,110,854	35,483,448
Schwab Dividend Equity Fund (a)	632,350	8,315,399
Schwab S&P 500 Index Fund (a)	1,518,287	30,092,449
TCW Relative Value Large Cap Fund	640,097	8,353,268

		98,859,310

Small-Cap 7.4%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	586,685	7,122,354
Schwab Small-Cap Equity Fund (a)*	841,120	13,129,886

		20,252,240

		172,488,002

Fixed-Income Funds 34.8%

Inflation-Protected Bond 2.4%
Schwab Treasury Inflation Protected Securities Fund (formerly Schwab Inflation Protected Fund) (a)	573,400	6,674,379

Intermediate-Term Bond 27.1%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	433,202	5,380,374
PIMCO Total Return Fund, Institutional Shares	926,120	10,103,968
Schwab Premier Income Fund (a)	761,332	8,009,218
Schwab Total Bond Market Fund (a)	5,288,857	50,455,699

		73,949,259

International Bond 2.4%
Laudus Mondrian International Fixed Income Fund (a)	527,811	6,481,520

Short-Term Bond 2.9%
Schwab Short-Term Bond Market Fund (a)	871,286	8,059,392

		95,164,550

Money Market Fund 1.2%
Schwab Value Advantage Money Fund, Institutional Prime Shares (a)	3,187,964	3,187,964

Total Other Investment Companies
(Cost $236,633,939)		270,840,516

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.8% of net assets

Time Deposit 0.8%
Bank of America
0.03%, 11/01/11	2,055,743	2,055,743

Total Short-Term Investment
(Cost $2,055,743)		2,055,743

End of Investments.

At 10/31/11, the tax basis cost of the fund’s investments was $242,287,512 and the unrealized appreciation and depreciation were $32,694,576 and ($2,085,829), respectively, with a net unrealized appreciation of $30,608,747.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

32 See financial notes

 Schwab Target 2020 Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments in affiliated underlying funds, at value (cost $202,602,818)		$232,914,456
Investments in unaffiliated issuers, at value (cost $36,086,864)	+	39,981,803

Total investments, at value (cost $238,689,682)		272,896,259
Receivables:
Fund shares sold		229,216
Dividends		159,180
Due from investment adviser		1,279
Interest		2
Prepaid expenses	+	6,760

Total assets		273,292,696

Liabilities

Payables:
Fund shares redeemed		272,932
Accrued expenses	+	39,079

Total liabilities		312,011

Net Assets

Total assets		273,292,696
Total liabilities	−	312,011

Net assets		$272,980,685

Net Assets by Source
Capital received from investors		277,569,954
Net investment income not yet distributed		2,735,899
Net realized capital losses		(41,531,745)
Net unrealized capital gains		34,206,577

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$272,980,685		24,520,430		$11.13

See financial notes 33

 Schwab Target 2020 Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends received from affiliated underlying funds		$4,327,096
Dividends received from unaffiliated underlying funds		805,435
Interest	+	800

Total investment income		5,133,331

Expenses

Professional fees		43,162
Shareholder reports		27,511
Registration fees		24,658
Portfolio accounting fees		21,001
Transfer agent fees		17,373
Custodian fees		8,090
Trustees’ fees		7,713
Interest expense		14
Other expenses	+	5,455

Total expenses		154,977
Expense reduction by CSIM	−	154,963

Net expenses	−	14

Net investment income		5,133,317

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		10,694
Realized capital gain distributions received from unaffiliated underlying funds		460,038
Net realized losses on sales of affiliated underlying funds*		(473,921)
Net realized losses on sales of unaffiliated underlying funds	+	(63,637)

Net realized losses		(66,826)
Net unrealized gains on affiliated underlying funds		7,690,966
Net unrealized losses on unaffiliated underlying funds	+	(634,091)

Net unrealized gains	+	7,056,875

Net realized and unrealized gains		6,990,049

Increase in net assets resulting from operations		$12,123,366

*	Includes $54,428 from a litigation settlement related to an affiliated underlying fund. (See financial note 10)

34 See financial notes

 Schwab Target 2020 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$5,133,317	$4,408,570
Net realized losses		(66,826)	(1,853,376)
Net unrealized gains	+	7,056,875	26,784,257

Increase in net assets from operations		12,123,366	29,339,451

Distributions to Shareholders

Distributions from net investment income		($5,113,390)	($4,326,919)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,727,716	$75,400,663	5,496,962	$55,652,382
Shares reinvested		452,434	4,949,629	420,595	4,197,532
Shares redeemed	+	(4,872,189)	(54,205,363)	(4,256,785)	(42,975,456)

Net transactions in fund shares		2,307,961	$26,144,929	1,660,772	$16,874,458

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		22,212,469	$239,825,780	20,551,697	$197,938,790
Total increase	+	2,307,961	33,154,905	1,660,772	41,886,990

End of period		24,520,430	$272,980,685	22,212,469	$239,825,780

Net investment income not yet distributed			$2,735,899		$2,414,159

See financial notes 35

Schwab Target 2025 Fund

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	3/12/08[1]–
	10/31/11	10/31/10	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	10.46	9.21	7.99	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.19	0.16	0.17	0.05
Net realized and unrealized gains (losses)	0.38	1.24	1.21	(2.06)

Total from investment operations	0.57	1.40	1.38	(2.01)
Less distributions:
Distributions from net investment income	(0.19)	(0.15)	(0.16)	—

Net asset value at end of period	10.84	10.46	9.21	7.99

Total return (%)	5.44	15.34	17.61	(20.10)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	—	0.00 [4]	0.01 [5]	0.04	[6]
Gross operating expenses[3]	0.14	0.24	0.57	1.27	[6]
Net investment income (loss)	1.66	1.62	2.15	1.60	[6]
Portfolio turnover rate	9	13	44	3	[2]
Net assets, end of period ($ x 1,000,000)	104	63	26	8

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
5 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
6 Annualized.

36 See financial notes

 Schwab Target 2025 Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.3%	Other Investment Companies	94,086,628	103,610,974
0.5%	Short-Term Investment	486,254	486,254

99.8%	Total Investments	94,572,882	104,097,228
0.2%	Other Assets and Liabilities, Net		176,567

100.0%	Total Net Assets		104,273,795

	Number	Value
Security	of Shares	($)

Other Investment Companies 99.3% of net assets

Equity Funds 72.2%

Global Real Estate 4.1%
Schwab Global Real Estate Fund (a)	703,826	4,229,994

International 17.9%
American Century International Growth Fund, Institutional Shares	313,059	3,165,031
Laudus International MarketMasters Fund, Select Shares (a)	381,082	6,653,694
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	312,968	2,785,411
Laudus Mondrian International Equity Fund, Institutional Shares (a)	452,359	3,356,501
William Blair International Small Cap Growth Fund, Institutional Shares	213,737	2,665,303

		18,625,940

Large-Cap 41.2%
Laudus Growth Investors U.S. Large Cap Growth Fund (a)	553,297	7,275,854
Schwab Core Equity Fund (a)	956,556	16,079,711
Schwab Dividend Equity Fund (a)	289,198	3,802,958
Schwab S&P 500 Index Fund (a)	627,841	12,443,817
TCW Relative Value Large Cap Fund	261,497	3,412,540

		43,014,880

Small-Cap 9.0%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	260,766	3,165,700
Schwab Small-Cap Equity Fund (a)*	399,641	6,238,399

		9,404,099

		75,274,913

Fixed-Income Funds 25.8%

Inflation-Protected Bond 1.9%
Schwab Treasury Inflation Protected Securities Fund (formerly Schwab Inflation Protected Fund) (a)	173,927	2,024,507

Intermediate-Term Bond 22.1%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	103,033	1,279,665
PIMCO Total Return Fund, Institutional Shares	263,914	2,879,301
Schwab Premier Income Fund (a)	213,823	2,249,419
Schwab Total Bond Market Fund (a)	1,738,844	16,588,575

		22,996,960

International Bond 1.8%
Laudus Mondrian International Fixed Income Fund (a)	156,064	1,916,466

		26,937,933

Money Market Fund 1.3%
Schwab Value Advantage Money Fund, Institutional Prime Shares (a)	1,398,128	1,398,128

Total Other Investment Companies
(Cost $94,086,628)		103,610,974

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.5% of net assets

Time Deposit 0.5%
Bank of America
0.03%, 11/01/11	486,254	486,254

Total Short-Term Investment
(Cost $486,254)		486,254

End of Investments.

At 10/31/11, the tax basis cost of the fund’s investments was $95,588,818 and the unrealized appreciation and depreciation were $8,508,410 and ($0), respectively, with a net unrealized appreciation of $8,508,410.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

See financial notes 37

 Schwab Target 2025 Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments in affiliated underlying funds, at value (cost $81,236,914)		$90,209,134
Investments in unaffiliated issuers, at value (cost $13,335,968)	+	13,888,094

Total investments, at value (cost $94,572,882)		104,097,228
Receivables:
Fund shares sold		187,222
Dividends		47,509
Due from investment adviser		1,165
Prepaid expenses	+	1,790

Total assets		104,334,914

Liabilities

Payables:
Fund shares redeemed		30,483
Accrued expenses	+	30,636

Total liabilities		61,119

Net Assets

Total assets		104,334,914
Total liabilities	−	61,119

Net assets		$104,273,795

Net Assets by Source
Capital received from investors		95,635,354
Net investment income not yet distributed		757,736
Net realized capital losses		(1,643,641)
Net unrealized capital gains		9,524,346

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$104,273,795		9,621,552		$10.84

38 See financial notes

 Schwab Target 2025 Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends received from affiliated underlying funds		$1,222,238
Dividends received from unaffiliated underlying funds		211,607
Interest	+	292

Total investment income		1,434,137

Expenses

Professional fees		36,976
Registration fees		25,390
Portfolio accounting fees		17,070
Shareholder reports		13,841
Transfer agent fees		12,477
Trustees’ fees		6,398
Custodian fees		6,229
Other expenses	+	1,400

Total expenses		119,781
Expense reduction by CSIM	−	119,781

Net expenses	−	—

Net investment income		1,434,137

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		2,291
Realized capital gain distributions received from unaffiliated underlying funds		104,438
Net realized losses on sales of affiliated underlying funds		(204,171)
Net realized losses on sales of unaffiliated underlying funds	+	(24,562)

Net realized losses		(122,004)
Net unrealized gains on affiliated underlying funds		2,009,313
Net unrealized losses on unaffiliated underlying funds	+	(318,704)

Net unrealized gains	+	1,690,609

Net realized and unrealized gains		1,568,605

Increase in net assets resulting from operations		$3,002,742

See financial notes 39

 Schwab Target 2025 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$1,434,137	$727,221
Net realized gains (losses)		(122,004)	29,253
Net unrealized gains	+	1,690,609	5,424,395

Increase in net assets from operations		3,002,742	6,180,869

Distributions to Shareholders

Distributions from net investment income		($1,192,290)	($477,680)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,868,311	$53,244,649	3,957,132	$38,742,638
Shares reinvested		109,885	1,176,870	48,457	468,092
Shares redeemed	+	(1,355,247)	(14,727,440)	(857,464)	(8,387,723)

Net transactions in fund shares		3,622,949	$39,694,079	3,148,125	$30,823,007

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		5,998,603	$62,769,264	2,850,478	$26,243,068
Total increase	+	3,622,949	41,504,531	3,148,125	36,526,196

End of period		9,621,552	$104,273,795	5,998,603	$62,769,264

Net investment income not yet distributed			$757,736		$447,687

40 See financial notes

Schwab Target 2030 Fund

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	11/1/06–
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	11.05	9.69	8.51	13.15	11.67

Income (loss) from investment operations:
Net investment income (loss)	0.19	0.17	0.20	0.28	0.18
Net realized and unrealized gains (losses)	0.38	1.36	1.23	(4.47)	1.48

Total from investment operations	0.57	1.53	1.43	(4.19)	1.66
Less distributions:
Distributions from net investment income	(0.19)	(0.17)	(0.25)	(0.35)	(0.16)
Distributions from net realized gains	—	—	—	(0.10)	(0.02)

Total distributions	(0.19)	(0.17)	(0.25)	(0.45)	(0.18)

Net asset value at end of period	11.43	11.05	9.69	8.51	13.15

Total return (%)	5.20	15.97	17.31	(32.83)	14.45

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	—	0.00 [2]	0.01 [3]	0.03	0.03
Gross operating expenses[1]	0.05	0.08	0.11	0.10	0.09
Net investment income (loss)	1.60	1.64	2.37	2.35	1.50
Portfolio turnover rate	8	14	50	31 [4]	—
Net assets, end of period ($ x 1,000,000)	372	296	200	129	162

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
2 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
3 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
4 The portfolio turnover ratio increased due to additional rebalancing activity of the underlying funds during the period.

See financial notes 41

 Schwab Target 2030 Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.2%	Other Investment Companies	320,510,578	368,574,086
0.7%	Short-Term Investment	2,675,573	2,675,573

99.9%	Total Investments	323,186,151	371,249,659
0.1%	Other Assets and Liabilities, Net		320,612

100.0%	Total Net Assets		371,570,271

	Number	Value
Security	of Shares	($)

Other Investment Companies 99.2% of net assets

Equity Funds 79.4%

Global Real Estate 4.4%
Schwab Global Real Estate Fund (a)	2,726,695	16,387,435

International 19.8%
American Century International Growth Fund, Institutional Shares	1,245,963	12,596,690
Laudus International MarketMasters Fund, Select Shares (a)	1,429,231	24,954,373
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	1,301,561	11,583,894
Laudus Mondrian International Equity Fund, Institutional Shares (a)	1,725,566	12,803,701
William Blair International Small Cap Growth Fund, Institutional Shares	918,048	11,448,052

		73,386,710

Large-Cap 44.4%
Laudus Growth Investors U.S. Large Cap Growth Fund (a)	2,020,252	26,566,317
Schwab Core Equity Fund (a)	3,881,565	65,249,111
Schwab Dividend Equity Fund (a)	1,011,752	13,304,537
Schwab S&P 500 Index Fund (a)	2,342,665	46,431,629
TCW Relative Value Large Cap Fund	1,028,761	13,425,329

		164,976,923

Small-Cap 10.8%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	1,143,509	13,882,197
Schwab Small-Cap Equity Fund (a)*	1,676,570	26,171,256

		40,053,453

		294,804,521

Fixed-Income Funds 18.6%

Inflation-Protected Bond 1.3%
Schwab Treasury Inflation Protected Securities Fund (formerly Schwab Inflation Protected Fund) (a)	424,155	4,937,169

Intermediate-Term Bond 16.0%
PIMCO Total Return Fund, Institutional Shares	656,637	7,163,905
Schwab Premier Income Fund (a)	544,479	5,727,922
Schwab Total Bond Market Fund (a)	4,880,271	46,557,784

		59,449,611

International Bond 1.3%
Laudus Mondrian International Fixed Income Fund (a)	392,824	4,823,875

		69,210,655

Money Market Fund 1.2%
Schwab Value Advantage Money Fund, Institutional Prime Shares (a)	4,558,910	4,558,910

Total Other Investment Companies
(Cost $320,510,578)		368,574,086

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.7% of net assets

Time Deposit 0.7%
Bank of America
0.03%, 11/01/11	2,675,573	2,675,573

Total Short-Term Investment
(Cost $2,675,573)		2,675,573

End of Investments.

At 10/31/11, the tax basis cost of the fund’s investments was $328,172,855 and the unrealized appreciation and depreciation were $45,473,627 and ($2,396,823), respectively, with a net unrealized appreciation of $43,076,804.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

42 See financial notes

 Schwab Target 2030 Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments in affiliated underlying funds, at value (cost $280,378,332)		$323,940,110
Investments in unaffiliated issuers, at value (cost $42,807,819)	+	47,309,549

Total investments, at value (cost $323,186,151)		371,249,659
Receivables:
Fund shares sold		374,601
Dividends		130,673
Due from investment adviser		1,808
Interest		2
Prepaid expenses	+	8,224

Total assets		371,764,967

Liabilities

Payables:
Fund shares redeemed		149,515
Accrued expenses	+	45,181

Total liabilities		194,696

Net Assets

Total assets		371,764,967
Total liabilities	−	194,696

Net assets		$371,570,271

Net Assets by Source
Capital received from investors		354,932,105
Net investment income not yet distributed		2,407,745
Net realized capital losses		(33,833,087)
Net unrealized capital gains		48,063,508

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$371,570,271		32,519,285		$11.43

See financial notes 43

 Schwab Target 2030 Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends received from affiliated underlying funds		$5,048,116
Dividends received from unaffiliated underlying funds		622,549
Interest	+	1,061

Total investment income		5,671,726

Expenses

Professional fees		45,598
Shareholder reports		38,796
Registration fees		27,240
Transfer agent fees		23,969
Portfolio accounting fees		22,909
Custodian fees		9,900
Trustees’ fees		8,288
Other expenses	+	7,134

Total expenses		183,834
Expense reduction by CSIM	−	183,834

Net expenses	−	—

Net investment income		5,671,726

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		6,788
Realized capital gain distributions received from unaffiliated underlying funds		286,715
Net realized losses on sales of affiliated underlying funds*		(1,236,283)
Net realized losses on sales of unaffiliated underlying funds	+	(49,859)

Net realized losses		(992,639)
Net unrealized gains on affiliated underlying funds		10,709,975
Net unrealized losses on unaffiliated underlying funds	+	(724,308)

Net unrealized gains	+	9,985,667

Net realized and unrealized gains		8,993,028

Increase in net assets resulting from operations		$14,664,754

*	Includes $33,748 from a litigation settlement related to an affiliated underlying fund. (See financial note 10)

44 See financial notes

 Schwab Target 2030 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$5,671,726	$4,112,116
Net realized losses		(992,639)	(921,037)
Net unrealized gains	+	9,985,667	32,998,391

Increase in net assets from operations		14,664,754	36,189,470

Distributions to Shareholders

Distributions from net investment income		($5,459,742)	($3,748,936)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		10,393,929	$120,477,375	9,800,393	$101,143,105
Shares reinvested		465,434	5,296,644	357,901	3,654,170
Shares redeemed	+	(5,173,535)	(59,799,151)	(3,977,327)	(40,925,461)

Net transactions in fund shares		5,685,828	$65,974,868	6,180,967	$63,871,814

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		26,833,457	$296,390,391	20,652,490	$200,078,043
Total increase	+	5,685,828	75,179,880	6,180,967	96,312,348

End of period		32,519,285	$371,570,271	26,833,457	$296,390,391

Net investment income not yet distributed			$2,407,745		$1,997,443

See financial notes 45

Schwab Target 2035 Fund

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	3/12/08[1]–
	10/31/11	10/31/10	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	10.32	9.00	7.76	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.13	0.15	0.04
Net realized and unrealized gains (losses)	0.38	1.33	1.23	(2.28)

Total from investment operations	0.54	1.46	1.38	(2.24)
Less distributions:
Distributions from net investment income	(0.16)	(0.14)	(0.14)	—

Net asset value at end of period	10.70	10.32	9.00	7.76

Total return (%)	5.27	16.29	18.22	(22.40)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	—	0.00 [4]	0.01 [5]	0.02	[6]
Gross operating expenses[3]	0.17	0.30	0.67	1.57	[6]
Net investment income (loss)	1.41	1.38	1.92	1.32	[6]
Portfolio turnover rate	4	14	49	7	[2]
Net assets, end of period ($ x 1,000,000)	77	49	22	6

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
5 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
6 Annualized.

46 See financial notes

 Schwab Target 2035 Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.0%	Other Investment Companies	68,495,607	76,684,304
0.8%	Short-Term Investment	596,389	596,389

99.8%	Total Investments	69,091,996	77,280,693
0.2%	Other Assets and Liabilities, Net		149,588

100.0%	Total Net Assets		77,430,281

	Number	Value
Security	of Shares	($)

Other Investment Companies 99.0% of net assets

Equity Funds 85.3%

Global Real Estate 4.7%
Schwab Global Real Estate Fund (a)	610,226	3,667,458

International 20.7%
American Century International Growth Fund, Institutional Shares	271,472	2,744,585
Laudus International MarketMasters Fund, Select Shares (a)	315,685	5,511,864
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	278,801	2,481,332
Laudus Mondrian International Equity Fund, Institutional Shares (a)	387,136	2,872,548
William Blair International Small Cap Growth Fund, Institutional Shares	192,080	2,395,243

		16,005,572

Large-Cap 48.2%
Laudus Growth Investors U.S. Large Cap Growth Fund (a)	481,457	6,331,162
Schwab Core Equity Fund (a)	884,176	14,863,006
Schwab Dividend Equity Fund (a)	242,036	3,182,776
Schwab S&P 500 Index Fund (a)	488,875	9,689,506
TCW Relative Value Large Cap Fund	251,976	3,288,289

		37,354,739

Small-Cap 11.7%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	258,735	3,141,047
Schwab Small-Cap Equity Fund (a)*	378,817	5,913,326

		9,054,373

		66,082,142

Fixed-Income Funds 12.6%

Inflation-Protected Bond 1.0%
Schwab Treasury Inflation Protected Securities Fund (formerly Schwab Inflation Protected Fund) (a)	63,489	739,014

Intermediate-Term Bond 10.7%
PIMCO Total Return Fund, Institutional Shares	66,644	727,084
Schwab Premier Income Fund (a)	90,073	947,567
Schwab Total Bond Market Fund (a)	695,859	6,638,492

		8,313,143

International Bond 0.9%
Laudus Mondrian International Fixed Income Fund (a)	57,293	703,554

		9,755,711

Money Market Fund 1.1%
Schwab Value Advantage Money Fund, Institutional Prime Shares (a)	846,451	846,451

Total Other Investment Companies
(Cost $68,495,607)		76,684,304

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.8% of net assets

Time Deposit 0.8%
Bank of America
0.03%, 11/01/11	596,389	596,389

Total Short-Term Investment
(Cost $596,389)		596,389

End of Investments.

At 10/31/11, the tax basis cost of the fund’s investments was $69,915,150 and the unrealized appreciation and depreciation were $7,365,543 and ($0), respectively, with a net unrealized appreciation of $7,365,543.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

See financial notes 47

 Schwab Target 2035 Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments in affiliated underlying funds, at value (cost $59,831,989)		$67,529,103
Investments in unaffiliated issuers, at value (cost $9,260,007)	+	9,751,590

Total investments, at value (cost $69,091,996)		77,280,693
Receivables:
Fund shares sold		209,075
Dividends		18,007
Due from investment adviser		955
Interest		1
Prepaid expenses	+	1,366

Total assets		77,510,097

Liabilities

Payables:
Fund shares redeemed		49,093
Accrued expenses	+	30,723

Total liabilities		79,816

Net Assets

Total assets		77,510,097
Total liabilities	−	79,816

Net assets		$77,430,281

Net Assets by Source
Capital received from investors		70,168,557
Net investment income not yet distributed		364,231
Net realized capital losses		(1,291,204)
Net unrealized capital gains		8,188,697

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$77,430,281		7,238,659		$10.70

48 See financial notes

 Schwab Target 2035 Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends received from affiliated underlying funds		$835,397
Dividends received from unaffiliated underlying funds		92,005
Interest	+	408

Total investment income		927,810

Expenses

Professional fees		36,378
Registration fees		19,624
Portfolio accounting fees		16,618
Shareholder reports		13,679
Transfer agent fees		12,209
Trustees’ fees		6,275
Custodian fees		5,541
Other expenses	+	1,024

Total expenses		111,348
Expense reduction by CSIM	−	111,348

Net expenses	−	—

Net investment income		927,810

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		869
Realized capital gain distributions received from unaffiliated underlying funds		24,362
Net realized losses on sales of affiliated underlying funds		(4,532)
Net realized losses on sales of unaffiliated underlying funds	+	(2,308)

Net realized gains		18,391
Net unrealized gains on affiliated underlying funds		1,388,352
Net unrealized losses on unaffiliated underlying funds	+	(216,581)

Net unrealized gains	+	1,171,771

Net realized and unrealized gains		1,190,162

Increase in net assets resulting from operations		$2,117,972

See financial notes 49

 Schwab Target 2035 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$927,810	$490,181
Net realized gains		18,391	75,063
Net unrealized gains	+	1,171,771	4,642,105

Increase in net assets from operations		2,117,972	5,207,349

Distributions to Shareholders

Distributions from net investment income		($819,461)	($384,144)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,517,865	$38,278,820	2,857,381	$27,484,922
Shares reinvested		74,569	798,641	39,144	373,828
Shares redeemed	+	(1,062,462)	(11,556,596)	(643,422)	(6,161,530)

Net transactions in fund shares		2,529,972	$27,520,865	2,253,103	$21,697,220

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		4,708,687	$48,610,905	2,455,584	$22,090,480
Total increase	+	2,529,972	28,819,376	2,253,103	26,520,425

End of period		7,238,659	$77,430,281	4,708,687	$48,610,905

Net investment income not yet distributed			$364,231		$239,022

50 See financial notes

Schwab Target 2040 Fund

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	11/1/06–
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	11.16	9.71	8.48	13.45	11.83

Income (loss) from investment operations:
Net investment income (loss)	0.17	0.15	0.18	0.28	0.17
Net realized and unrealized gains (losses)	0.40	1.46	1.27	(4.80)	1.62

Total from investment operations	0.57	1.61	1.45	(4.52)	1.79
Less distributions:
Distributions from net investment income	(0.18)	(0.16)	(0.22)	(0.36)	(0.15)
Distributions from net realized gains	—	—	—	(0.09)	(0.02)

Total distributions	(0.18)	(0.16)	(0.22)	(0.45)	(0.17)

Net asset value at end of period	11.55	11.16	9.71	8.48	13.45

Total return (%)	5.08	16.71	17.66	(34.60)	15.32

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	—	0.00 [2]	0.00 [2,3]	0.01	0.01
Gross operating expenses[1]	0.06	0.10	0.15	0.15	0.13
Net investment income (loss)	1.42	1.44	2.15	2.22	1.19
Portfolio turnover rate	3	15	51	36 [4]	—
Net assets, end of period ($ x 1,000,000)	342	259	163	94	118

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
2 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
3 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
4 The portfolio turnover ratio increased due to additional rebalancing activity of the underlying funds during the period.

See financial notes 51

 Schwab Target 2040 Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.3%	Other Investment Companies	297,347,668	340,124,175
0.6%	Short-Term Investment	1,881,242	1,881,242

99.9%	Total Investments	299,228,910	342,005,417
0.1%	Other Assets and Liabilities, Net		355,510

100.0%	Total Net Assets		342,360,927

	Number	Value
Security	of Shares	($)

Other Investment Companies 99.3% of net assets

Equity Funds 89.3%

Global Real Estate 5.1%
Schwab Global Real Estate Fund (a)	2,878,926	17,302,344

International 21.8%
American Century International Growth Fund, Institutional Shares	1,275,732	12,897,652
Laudus International MarketMasters Fund, Select Shares (a)	1,433,985	25,037,386
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	1,317,623	11,726,845
Laudus Mondrian International Equity Fund, Institutional Shares (a)	1,868,526	13,864,463
William Blair International Small Cap Growth Fund, Institutional Shares	897,155	11,187,525

		74,713,871

Large-Cap 50.2%
Laudus Growth Investors U.S. Large Cap Growth Fund (a)	2,242,301	29,486,254
Schwab Core Equity Fund (a)	4,125,083	69,342,648
Schwab Dividend Equity Fund (a)	1,166,029	15,333,286
Schwab S&P 500 Index Fund (a)	2,173,959	43,087,863
TCW Relative Value Large Cap Fund	1,122,153	14,644,097

		171,894,148

Small-Cap 12.2%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	1,178,238	14,303,815
Schwab Small-Cap Equity Fund (a)*	1,759,299	27,462,661

		41,766,476

		305,676,839

Fixed-Income Funds 8.6%

Inflation-Protected Bond 0.8%
Schwab Treasury Inflation Protected Securities Fund (formerly Schwab Inflation Protected Fund) (a)	225,421	2,623,898

Intermediate-Term Bond 7.1%
PIMCO Total Return Fund, Institutional Shares	238,895	2,606,343
Schwab Premier Income Fund (a)	340,348	3,580,464
Schwab Total Bond Market Fund (a)	1,919,689	18,313,833

		24,500,640

International Bond 0.7%
Laudus Mondrian International Fixed Income Fund (a)	206,204	2,532,179

		29,656,717

Money Market Fund 1.4%
Schwab Value Advantage Money Fund, Institutional Prime Shares (a)	4,790,619	4,790,619

Total Other Investment Companies
(Cost $297,347,668)		340,124,175

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.6% of net assets

Time Deposit 0.6%
Bank of America
0.03%, 11/01/11	1,881,242	1,881,242

Total Short-Term Investment
(Cost $1,881,242)		1,881,242

End of Investments.

At 10/31/11, the tax basis cost of the fund’s investments was $303,813,453 and the unrealized appreciation and depreciation were $39,699,105 and ($1,507,141), respectively, with a net unrealized appreciation of $38,191,964.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

52 See financial notes

 Schwab Target 2040 Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments in affiliated underlying funds, at value (cost $260,020,168)		$298,788,558
Investments in unaffiliated issuers, at value (cost $39,208,742)	+	43,216,859

Total investments, at value (cost $299,228,910)		342,005,417
Receivables:
Fund shares sold		464,649
Dividends		54,110
Due from investment adviser		1,984
Interest		2
Prepaid expenses	+	7,242

Total assets		342,533,404

Liabilities

Payables:
Fund shares redeemed		112,442
Accrued expenses	+	60,035

Total liabilities		172,477

Net Assets

Total assets		342,533,404
Total liabilities	−	172,477

Net assets		$342,360,927

Net Assets by Source
Capital received from investors		324,577,316
Net investment income not yet distributed		1,492,095
Net realized capital losses		(26,484,991)
Net unrealized capital gains		42,776,507

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$342,360,927		29,629,805		$11.55

See financial notes 53

 Schwab Target 2040 Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends received from affiliated underlying funds		$4,058,215
Dividends received from unaffiliated underlying funds		474,259
Interest	+	974

Total investment income		4,533,448

Expenses

Shareholder reports		60,076
Professional fees		44,299
Transfer agent fees		27,371
Registration fees		25,561
Portfolio accounting fees		22,168
Custodian fees		9,472
Trustees’ fees		8,024
Other expenses	+	5,979

Total expenses		202,950
Expense reduction by CSIM	−	202,950

Net expenses	−	—

Net investment income		4,533,448

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		3,975
Realized capital gain distributions received from unaffiliated underlying funds		97,955
Net realized losses on sales of affiliated underlying funds*		(461,288)
Net realized losses on sales of unaffiliated underlying funds	+	(32,048)

Net realized losses		(391,406)
Net unrealized gains on affiliated underlying funds		8,305,794
Net unrealized losses on unaffiliated underlying funds	+	(716,595)

Net unrealized gains	+	7,589,199

Net realized and unrealized gains		7,197,793

Increase in net assets resulting from operations		$11,731,241

*	Includes $22,986 from a litigation settlement related to an affiliated underlying fund. (See financial note 10)

54 See financial notes

 Schwab Target 2040 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$4,533,448	$3,044,401
Net realized losses		(391,406)	(484,034)
Net unrealized gains	+	7,589,199	29,324,335

Increase in net assets from operations		11,731,241	31,884,702

Distributions to Shareholders

Distributions from net investment income		($4,347,408)	($2,835,524)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		10,468,609	$123,614,335	9,574,793	$99,582,654
Shares reinvested		366,999	4,260,852	268,561	2,774,235
Shares redeemed	+	(4,450,866)	(52,299,460)	(3,362,169)	(34,829,052)

Net transactions in fund shares		6,384,742	$75,575,727	6,481,185	$67,527,837

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		23,245,063	$259,401,367	16,763,878	$162,824,352
Total increase	+	6,384,742	82,959,560	6,481,185	96,577,015

End of period		29,629,805	$342,360,927	23,245,063	$259,401,367

Net investment income not yet distributed			$1,492,095		$1,238,032

See financial notes 55

 Schwab Target Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab Premier Equity Fund
Schwab Target 2010 Fund	Schwab Core Equity Fund
Schwab Target 2015 Fund	Schwab Dividend Equity Fund
Schwab Target 2020 Fund	Schwab Large-Cap Growth Fund
Schwab Target 2025 Fund	Schwab Small-Cap Equity Fund
Schwab Target 2030 Fund	Schwab Hedged Equity Fund
Schwab Target 2035 Fund	Schwab Financial Services Fund
Schwab Target 2040 Fund	Schwab Health Care Fund
Schwab S&P 500 Index Fund	Schwab International Core Equity Fund
Schwab Small-Cap Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab Total Stock Market Index Fund	Schwab Fundamental US Small-Mid Company Index Fund
Schwab International Index Fund	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack All Equity Portfolio	Schwab Fundamental International Small-Mid Company Index Fund
Schwab MarketTrack Growth Portfolio	Schwab Fundamental Emerging Markets Index Fund
Schwab MarketTrack Balanced Portfolio	Schwab Monthly Income Fund-Moderate Payout
Schwab MarketTrack Conservative Portfolio	Schwab Monthly Income Fund-Enhanced Payout
Laudus Small-Cap MarketMasters Fund	Schwab Monthly Income Fund-Maximum Payout
Laudus International MarketMasters Fund
Schwab Balanced Fund

The Schwab Target Funds are “fund of funds.” Each of the funds seeks to achieve its investment objective by investing in a combination of other Schwab and/or Laudus Funds and other unaffiliated, third-party mutual funds, in accordance with its target portfolio allocation. Each fund may also invest directly in equity and fixed income securities, exchange traded funds (“ETFs”), cash equivalents, including money market securities, and futures. Each fund bears its share of the allocable expenses of the underlying funds in which they invest.

Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value (“NAV”), which is the price for all outstanding share of a fund. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Underlying funds: valued at their respective net asset values.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to

56

 Schwab Target Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted prices for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted prices. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of October 31, 2011:

Schwab Target 2010 Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$62,952,085	$—	$—	$62,952,085
Short-Term Investment(a)	—	1,053,225	—	1,053,225

Total	$62,952,085	$1,053,225	$—	$64,005,310

 57

 Schwab Target Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Schwab Target 2015 Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$51,870,607	$—	$—	$51,870,607
Short-Term Investment(a)	—	858,721	—	858,721

Total	$51,870,607	$858,721	$—	$52,729,328

Schwab Target 2020 Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$270,840,516	$—	$—	$270,840,516
Short-Term Investment(a)	—	2,055,743	—	2,055,743

Total	$270,840,516	$2,055,743	$—	$272,896,259

Schwab Target 2025 Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$103,610,974	$—	$—	$103,610,974
Short-Term Investment(a)	—	486,254	—	486,254

Total	$103,610,974	$486,254	$—	$104,097,228

Schwab Target 2030 Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$368,574,086	$—	$—	$368,574,086
Short-Term Investment(a)	—	2,675,573	—	2,675,573

Total	$368,574,086	$2,675,573	$—	$371,249,659

Schwab Target 2035 Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$76,684,304	$—	$—	$76,684,304
Short-Term Investment(a)	—	596,389	—	596,389

Total	$76,684,304	$596,389	$—	$77,280,693

58

 Schwab Target Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Schwab Target 2040 Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$340,124,175	$—	$—	$340,124,175
Short-Term Investment(a)	—	1,881,242	—	1,881,242

Total	$340,124,175	$1,881,242	$—	$342,005,417

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

The funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1 and Level 2 for the period ended October 31, 2011.

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

(d) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(e) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year.

(f) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(g) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(h) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

 59

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

(i) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Asset Allocation Risk. The funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments will cause the funds to underperform other funds with a similar investment objective.

Market Risk. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the funds will fluctuate, which means that an investor could lose money.

Underlying Fund Investment Risk. The value of your investment in the funds is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although a fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.

•	Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•	Management Risk. The underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.

•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. A fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause a fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

60

 Schwab Target Funds

Financial Notes (continued)

3. Risk Factors (continued):

•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•	Large-, Mid- and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments - bonds or stocks of another capitalization range, for instance -and underlying fund’s large-, mid- or small-cap holdings could reduce performance.

•	Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.

•	ETFs Risk. When a fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

•	Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

•	Emerging Market Risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries.

•	Derivatives Risk. An underlying fund’s use of derivatives instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested.

•	Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose a fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio of securities, which means even a small amount of leverage can have a disproportionately large impact on the fund.

•	Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

•	Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transactions costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.

Direct Investment Risk. The funds may invest a portion of its assets directly in equity and fixed income securities, ETFs, cash equivalents, including money market securities, and futures. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

 61

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The funds are not subject to any fee under the Plan.

CSIM and Schwab have agreed with the funds to limit (“expense limitation”) the total annual fund operating expense charged, excluding interest, taxes and certain non-routine expenses of the funds to 0.00% for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the funds’ Board of Trustees.

The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.

62

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2011, the percentages of shares of other related funds owned by each Schwab Target fund are:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Equity Funds:

Global Real Estate:
Schwab Global Real Estate Fund	0.6%	0.9%	5.1%	2.2%	8.4%	1.9%	8.8%
International:
Laudus International MarketMasters Fund	0.1%	0.1%	0.9%	0.4%	1.5%	0.3%	1.5%
Laudus Mondrian Emerging Markets Fund	0.5%	0.6%	3.9%	1.6%	6.8%	1.5%	6.9%
Laudus Mondrian International Equity Fund	1.0%	1.1%	6.7%	3.0%	11.3%	2.5%	12.2%
Large-Cap:
Laudus Growth Investors U.S. Large Cap Growth Fund	0.4%	0.4%	2.6%	1.1%	4.2%	1.0%	4.6%
Schwab Core Equity Fund	0.3%	0.3%	2.1%	0.9%	3.8%	0.9%	4.0%
Schwab Dividend Equity Fund	0.1%	0.1%	0.6%	0.3%	1.0%	0.2%	1.2%
Schwab S&P 500 Index Fund	0.0% *	0.0% *	0.3%	0.1%	0.4%	0.1%	0.4%
Small-Cap:
Laudus Small-Cap MarketMasters Fund	0.3%	0.4%	2.5%	1.1%	4.9%	1.1%	5.1%
Schwab Small-Cap Equity Fund	0.8%	1.0%	5.8%	2.8%	11.6%	2.6%	12.1%

Fixed-Income Funds:

Inflation-Protected Bond:
Schwab Treasury Inflation Protected Securities Fund	0.7%	0.6%	2.6%	0.8%	1.9%	0.3%	1.0%
(formerly Schwab Inflation Protected Fund)
Intermediate-Term Bond:
Schwab Premier Income Fund	0.9%	0.5%	1.9%	0.5%	1.3%	0.2%	0.8%
Schwab Total Bond Market Fund	1.4%	1.0%	5.5%	1.8%	5.1%	0.7%	2.0%
International Bond:
Laudus Mondrian International Fixed Income Fund	0.2%	0.1%	0.7%	0.2%	0.6%	0.1%	0.3%
Short-Term Bond:
Schwab Short-Term Bond Market Fund	2.4%	1.2%	2.5%	—%	—%	—%	—%

Money Market Fund:
Schwab Value Advantage Money Fund	0.0% *	0.0% *	0.0% *	0.0% *	0.0% *	0.0% *	0.0% *

*	Less than 0.05%

 63

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Below is a summary of the funds’ transactions with their affiliated underlying funds during the period ended October 31, 2011.

Schwab Target 2010 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/10	11/01/10
Underlying Funds	10/31/10	Additions	Sales	10/31/11	10/31/11	to 10/31/11	to 10/31/11

Equity Funds:

Global Real Estate:
Schwab Global Real Estate Fund	218,000	17,834	(28,265)	207,569	$1,247,487	($31,988)	$96,346
International:
Laudus International MarketMasters Fund, Select Shares	154,217	29,229	(46,550)	136,896	2,390,197	226,755	37,455
Laudus Mondrian Emerging Markets Fund, Institutional Shares	104,490	6,247	(15,826)	94,911	844,711	6,435	20,104
Laudus Mondrian International Equity Fund, Institutional Shares	180,223	10,476	(38,215)	152,484	1,131,432	66,080	44,155
Large-Cap:
Laudus Growth Investors U.S. Large Cap Growth Fund	257,141	28,599	(87,432)	198,308	2,607,750	280,689	2,641
Schwab Core Equity Fund	395,651	63,628	(154,725)	304,554	5,119,549	199,418	64,137
Schwab Dividend Equity Fund	120,811	8,650	(34,219)	95,242	1,252,436	13,155	23,153
Schwab S&P 500 Index Fund	288,821	41,615	(100,625)	229,811	4,554,858	440,313	103,513
Small-Cap:
Laudus Small-Cap MarketMasters Fund, Select Shares	92,390	7,734	(24,677)	75,447	915,924	99,589	—
Schwab Small-Cap Equity Fund	141,510	17,503	(48,223)	110,790	1,729,432	42,618	—

Fixed-Income Funds:

Inflation-Protected Bond:
Schwab Treasury Inflation Protected Securities Fund (formerly Schwab Inflation Protected Fund)	202,424	6,497	(46,042)	162,879	1,895,912	28,513	82,065
Intermediate-Term Bond:
Schwab Premier Income Fund	383,902	58,902	(83,104)	359,700	3,784,045	19,696	132,414
Schwab Total Bond Market Fund	1,518,316	202,795	(394,975)	1,326,136	12,651,342	(120,403)	398,450
International Bond:
Laudus Mondrian International Fixed Income Fund	158,494	—	(31,568)	126,926	1,558,653	74,317	25,744
Short-Term Bond:
Schwab Short-Term Bond Market Fund	936,176	113,596	(190,606)	859,166	7,947,285	25,109	112,973

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	3,468,431	—	—	3,468,431	3,468,431	—	2,608

Total					$53,099,444	$1,370,296	$1,145,758

64

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2015 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/10	11/01/10
Underlying Funds	10/31/10	Additions	Sales	10/31/11	10/31/11	to 10/31/11	to 10/31/11

Equity Funds:

Global Real Estate:
Schwab Global Real Estate Fund	186,744	123,869	(12,047)	298,566	$1,794,383	($28,543)	$99,922
International:
Laudus International MarketMasters Fund, Select Shares	94,163	49,924	(7,381)	136,706	2,386,885	(15,864)	25,009
Laudus Mondrian Emerging Markets Fund, Institutional Shares	74,160	43,365	(3,315)	114,210	1,016,468	(2,513)	15,171
Laudus Mondrian International Equity Fund, Institutional Shares	111,523	61,750	(10,929)	162,344	1,204,589	(8,176)	30,546
Large-Cap:
Laudus Growth Investors U.S. Large Cap Growth Fund	162,470	65,510	(28,267)	199,713	2,626,224	7,106	1,828
Schwab Core Equity Fund	260,145	123,057	(64,121)	319,081	5,363,750	(51,941)	46,354
Schwab Dividend Equity Fund	86,312	18,551	(6,420)	98,443	1,294,526	1,361	20,011
Schwab S&P 500 Index Fund	190,498	91,119	(41,114)	240,503	4,766,777	(18,479)	73,200
Small-Cap:
Laudus Small-Cap MarketMasters Fund, Select Shares	73,572	34,126	(7,418)	100,280	1,217,399	(11,126)	—
Schwab Small-Cap Equity Fund	116,778	54,303	(21,076)	150,005	2,341,581	(21,894)	—

Fixed-Income Funds:

Inflation-Protected Bond:
Schwab Treasury Inflation Protected Securities Fund (formerly Schwab Inflation Protected Fund)	99,573	54,142	(20,810)	132,905	1,547,012	7,399	56,899
Intermediate-Term Bond:
Schwab Premier Income Fund	123,981	101,674	(29,599)	196,056	2,062,513	3,645	58,334
Schwab Total Bond Market Fund	682,054	578,211	(262,630)	997,635	9,517,437	18,459	246,725
International Bond:
Laudus Mondrian International Fixed Income Fund	76,464	39,769	(14,056)	102,177	1,254,728	5,176	18,522
Short-Term Bond:
Schwab Short-Term Bond Market Fund	281,960	227,018	(81,985)	426,993	3,949,689	2,421	46,287

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	791,651	1,000,000	—	1,791,651	1,791,651	—	685

Total					$44,135,612	($112,969)	$739,493

 65

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2020 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/10	11/01/10
Underlying Funds	10/31/10	Additions	Sales	10/31/11	10/31/11	to 10/31/11	to 10/31/11

Equity Funds:

Global Real Estate:
Schwab Global Real Estate Fund	1,409,411	334,294	(82,822)	1,660,883	$9,981,909	($165,667)	$653,478
International:
Laudus International MarketMasters Fund, Select Shares	741,436	179,382	(56,250)	864,568	15,095,351	(74,844)	183,209
Laudus Mondrian Emerging Markets Fund, Institutional Shares	608,927	172,426	(36,807)	744,546	6,626,462	(43,066)	117,157
Laudus Mondrian International Equity Fund, Institutional Shares	907,144	169,866	(54,870)	1,022,140	7,584,280	(26,477)	222,250
Large-Cap:
Laudus Growth Investors U.S. Large Cap Growth Fund	1,343,079	150,593	(230,193)	1,263,479	16,614,746	381,186	13,715
Schwab Core Equity Fund	2,097,168	438,707	(425,021)	2,110,854	35,483,448	(297,475)	342,240
Schwab Dividend Equity Fund	614,539	70,841	(53,030)	632,350	8,315,399	(29,777)	138,336
Schwab S&P 500 Index Fund	1,537,795	245,644	(265,152)	1,518,287	30,092,449	208,886	547,447
Small-Cap:
Laudus Small-Cap MarketMasters Fund, Select Shares	507,262	117,091	(37,668)	586,685	7,122,354	(45,452)	—
Schwab Small-Cap Equity Fund	815,878	153,235	(127,993)	841,120	13,129,886	(286,125)	—

Fixed-Income Funds:

Inflation-Protected Bond:
Schwab Treasury Inflation Protected Securities Fund (formerly Schwab Inflation Protected Fund)	517,329	164,939	(108,868)	573,400	6,674,379	60,171	262,235
Intermediate-Term Bond:
Schwab Premier Income Fund	444,878	413,399	(96,945)	761,332	8,009,218	32,505	233,340
Schwab Total Bond Market Fund	4,709,620	1,921,315	(1,342,078)	5,288,857	50,455,699	(304,310)	1,420,548
International Bond:
Laudus Mondrian International Fixed Income Fund	505,910	70,208	(48,307)	527,811	6,481,520	64,461	100,800
Short-Term Bond:
Schwab Short-Term Bond Market Fund	623,976	368,766	(121,456)	871,286	8,059,392	(2,365)	100,944

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	2,687,964	500,000	—	3,187,964	3,187,964	—	2,091

Total					$232,914,456	($528,349)	$4,337,790

66

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2025 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/10	11/01/10
Underlying Funds	10/31/10	Additions	Sales	10/31/11	10/31/11	to 10/31/11	to 10/31/11

Equity Funds:

Global Real Estate:
Schwab Global Real Estate Fund	372,729	355,487	(24,390)	703,826	$4,229,994	($45,744)	$204,898
International:
Laudus International MarketMasters Fund, Select Shares	220,596	164,326	(3,840)	381,082	6,653,694	(8,816)	56,127
Laudus Mondrian Emerging Markets Fund, Institutional Shares	165,977	146,991	—	312,968	2,785,411	—	34,725
Laudus Mondrian International Equity Fund, Institutional Shares	255,504	210,037	(13,182)	452,359	3,356,501	(6,487)	68,182
Large-Cap:
Laudus Growth Investors U.S. Large Cap Growth Fund	376,304	207,920	(30,927)	553,297	7,275,854	(21,599)	4,025
Schwab Core Equity Fund	607,999	391,681	(43,124)	956,556	16,079,711	(72,811)	105,034
Schwab Dividend Equity Fund	194,177	95,021	—	289,198	3,802,958	—	53,674
Schwab S&P 500 Index Fund	418,754	228,383	(19,296)	627,841	12,443,817	(48,168)	151,777
Small-Cap:
Laudus Small-Cap MarketMasters Fund, Select Shares	161,091	107,206	(7,531)	260,766	3,165,700	(15,189)	—
Schwab Small-Cap Equity Fund	272,929	167,615	(40,903)	399,641	6,238,399	(54,316)	—

Fixed-Income Funds:

Inflation-Protected Bond:
Schwab Treasury Inflation Protected Securities Fund (formerly Schwab Inflation Protected Fund)	110,055	91,428	(27,556)	173,927	2,024,507	13,461	69,928
Intermediate-Term Bond:
Schwab Premier Income Fund	88,407	149,230	(23,814)	213,823	2,249,419	3,242	55,735
Schwab Total Bond Market Fund	1,014,197	1,162,524	(437,877)	1,738,844	16,588,575	40,720	392,510
International Bond:
Laudus Mondrian International Fixed Income Fund	100,912	73,891	(18,739)	156,064	1,916,466	11,536	27,402

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	598,128	800,000	—	1,398,128	1,398,128	—	512

Total					$90,209,134	($204,171)	$1,224,529

 67

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2030 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/10	11/01/10
Underlying Funds	10/31/10	Additions	Sales	10/31/11	10/31/11	to 10/31/11	to 10/31/11

Equity Funds:

Global Real Estate:
Schwab Global Real Estate Fund	1,949,136	777,559	—	2,726,695	$16,387,435	$—	$990,909
International:
Laudus International MarketMasters Fund, Select Shares	1,112,544	349,600	(32,913)	1,429,231	24,954,373	(61,989)	279,623
Laudus Mondrian Emerging Markets Fund, Institutional Shares	944,933	395,302	(38,674)	1,301,561	11,583,894	(36,740)	194,815
Laudus Mondrian International Equity Fund, Institutional Shares	1,357,165	462,728	(94,327)	1,725,566	12,803,701	(55,947)	351,861
Large-Cap:
Laudus Growth Investors U.S. Large Cap Growth Fund	1,911,350	237,800	(128,898)	2,020,252	26,566,317	(15,966)	20,430
Schwab Core Equity Fund	3,170,535	882,964	(171,934)	3,881,565	65,249,111	(311,666)	543,531
Schwab Dividend Equity Fund	1,036,860	72,414	(97,522)	1,011,752	13,304,537	(50,466)	220,870
Schwab S&P 500 Index Fund	1,996,131	446,424	(99,890)	2,342,665	46,431,629	(187,210)	728,578
Small-Cap:
Laudus Small-Cap MarketMasters Fund, Select Shares	934,411	250,145	(41,047)	1,143,509	13,882,197	(55,027)	—
Schwab Small-Cap Equity Fund	1,467,529	353,923	(144,882)	1,676,570	26,171,256	(423,325)	—

Fixed-Income Funds:

Inflation-Protected Bond:
Schwab Treasury Inflation Protected Securities Fund (formerly Schwab Inflation Protected Fund)	306,490	199,848	(82,183)	424,155	4,937,169	44,787	189,753
Intermediate-Term Bond:
Schwab Premier Income Fund	271,020	340,072	(66,613)	544,479	5,727,922	10,010	163,590
Schwab Total Bond Market Fund	3,890,485	2,119,695	(1,129,909)	4,880,271	46,557,784	(179,514)	1,293,109
International Bond:
Laudus Mondrian International Fixed Income Fund	277,969	170,151	(55,296)	392,824	4,823,875	53,022	74,689

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	3,558,910	1,000,000	—	4,558,910	4,558,910	—	3,146

Total					$323,940,110	($1,270,031)	$5,054,904

68

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2035 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/10	11/01/10
Underlying Funds	10/31/10	Additions	Sales	10/31/11	10/31/11	to 10/31/11	to 10/31/11

Equity Funds:

Global Real Estate:
Schwab Global Real Estate Fund	336,560	273,666	—	610,226	$3,667,458	$—	$183,910
International:
Laudus International MarketMasters Fund, Select Shares	200,671	115,014	—	315,685	5,511,864	—	52,128
Laudus Mondrian Emerging Markets Fund, Institutional Shares	170,500	108,301	—	278,801	2,481,332	—	35,609
Laudus Mondrian International Equity Fund, Institutional Shares	237,275	149,861	—	387,136	2,872,548	—	64,557
Large-Cap:
Laudus Growth Investors U.S. Large Cap Growth Fund	329,447	159,738	(7,728)	481,457	6,331,162	(6,879)	3,610
Schwab Core Equity Fund	585,901	304,059	(5,784)	884,176	14,863,006	(7,750)	102,762
Schwab Dividend Equity Fund	181,555	60,481	—	242,036	3,182,776	—	46,969
Schwab S&P 500 Index Fund	321,333	167,542	—	488,875	9,689,506	—	121,118
Small-Cap:-
Laudus Small-Cap MarketMasters Fund, Select Shares	165,847	92,888	—	258,735	3,141,047	—	—
Schwab Small-Cap Equity Fund	255,757	135,096	(12,036)	378,817	5,913,326	(15,548)	—

Fixed-Income Funds:

Inflation-Protected Bond:
Schwab Treasury Inflation Protected Securities Fund (formerly Schwab Inflation Protected Fund)	33,211	40,157	(9,879)	63,489	739,014	6,463	25,320
Intermediate-Term Bond:
Schwab Premier Income Fund	41,431	59,111	(10,469)	90,073	947,567	1,305	24,900
Schwab Total Bond Market Fund	431,673	428,252	(164,066)	695,859	6,638,492	15,791	164,659
International Bond:
Laudus Mondrian International Fixed Income Fund	30,422	33,215	(6,344)	57,293	703,554	2,086	10,276

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	546,451	300,000	—	846,451	846,451	—	448

Total					$67,529,103	($4,532)	$836,266

 69

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2040 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/10	11/01/10
Underlying Funds	10/31/10	Additions	Sales	10/31/11	10/31/11	to 10/31/11	to 10/31/11

Equity Funds:

Global Real Estate:
Schwab Global Real Estate Fund	1,934,150	944,776	—	2,878,926	$17,302,344	$—	$1,025,313
International:
Laudus International MarketMasters Fund, Select Shares	1,097,325	349,468	(12,808)	1,433,985	25,037,386	5,721	280,501
Laudus Mondrian Emerging Markets Fund, Institutional Shares	953,039	364,584	—	1,317,623	11,726,845	—	199,380
Laudus Mondrian International Equity Fund, Institutional Shares	1,314,689	553,837	—	1,868,526	13,864,463	—	354,173
Large-Cap:
Laudus Growth Investors U.S. Large Cap Growth Fund	1,859,075	453,320	(70,094)	2,242,301	29,486,254	(43,675)	20,029
Schwab Core Equity Fund	3,272,657	938,833	(86,407)	4,125,083	69,342,648	(138,706)	566,981
Schwab Dividend Equity Fund	988,816	177,213	—	1,166,029	15,333,286	—	241,521
Schwab S&P 500 Index Fund	1,746,209	477,916	(50,166)	2,173,959	43,087,863	(108,458)	633,335
Small-Cap:
Laudus Small-Cap MarketMasters Fund, Select Shares	923,948	262,715	(8,425)	1,178,238	14,303,815	(19,450)	—
Schwab Small-Cap Equity Fund	1,433,525	371,197	(45,423)	1,759,299	27,462,661	(138,978)	—

Fixed-Income Funds:

Inflation-Protected Bond:
Schwab Treasury Inflation Protected Securities Fund (formerly Schwab Inflation Protected Fund)	104,760	152,222	(31,561)	225,421	2,623,898	10,303	91,016
Intermediate-Term Bond:
Schwab Premier Income Fund	217,552	175,177	(52,381)	340,348	3,580,464	3,460	104,914
Schwab Total Bond Market Fund	1,439,236	807,334	(326,881)	1,919,689	18,313,833	(64,014)	504,218
International Bond:
Laudus Mondrian International Fixed Income Fund	100,395	131,136	(25,327)	206,204	2,532,179	9,523	38,102

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	2,790,619	2,000,000	—	4,790,619	4,790,619	—	2,707

Total					$298,788,558	($484,274)	$4,062,190

*	Distributions received include distributions from net investment income and capital gains from the underlying funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject

70

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for the fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2011, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab Target 2010 Fund	$7,875,000	$17,905,000
Schwab Target 2015 Fund	22,186,000	7,510,000
Schwab Target 2020 Fund	66,520,000	39,895,000
Schwab Target 2025 Fund	48,170,000	7,935,000
Schwab Target 2030 Fund	93,545,000	26,640,000
Schwab Target 2035 Fund	29,876,000	2,331,000
Schwab Target 2040 Fund	86,470,000	9,095,000

9. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/10-10/31/11)	(11/1/09-10/31/10)

Schwab Target 2010 Fund	$3,912	$3,791
Schwab Target 2015 Fund	6,220	5,608
Schwab Target 2020 Fund	7,631	12,080
Schwab Target 2025 Fund	10,063	5,393
Schwab Target 2030 Fund	11,408	13,164
Schwab Target 2035 Fund	3,665	8,338
Schwab Target 2040 Fund	16,855	15,078

 71

 Schwab Target Funds

Financial Notes (continued)

10. Other:

For the period ended October 31, 2011, the following funds received proceeds from a litigation settlement related to the Schwab YieldPlus Fund (an affiliated fund):

Schwab Target 2010 Fund $66,805
Schwab Target 2020 Fund 54,428
Schwab Target 2030 Fund 33,748
Schwab Target 2040 Fund 22,986

The proceeds received were included in the Statement of Operations as Net realized gains on sales of affiliated underlying funds.

11. Federal Income Taxes:

As of October 31, 2011, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Undistributed ordinary income	$905,455	$561,058	$2,719,465	$757,239	$2,400,279	$364,231	$1,489,309
Undistributed long-term capital gains	—	—	—	—	—	—	—
Unrealized appreciation on investments	6,461,650	4,490,778	32,694,576	8,508,410	45,473,627	7,365,543	39,699,105
Unrealized depreciation on investments	(51,590)	—	(2,085,829)	—	(2,396,823)	—	(1,507,141)
Other unrealized appreciation/(depreciation)	—	—	—	—	(2)	—	—

Net unrealized appreciation/(depreciation)	$6,410,060	$4,490,778	$30,608,747	$8,508,410	$43,076,802	$7,365,543	$38,191,964

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains, for federal income tax purposes. For the year ended October 31, 2011, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
Expiration Date	Fund	Fund	Fund	Fund	Fund	Fund	Fund

October 31, 2016	$6,215,469	$—	$9,815,816	$—	$6,715,916	$—	$6,366,179
October 31, 2017	13,259,379	574,932	26,262,598	627,208	21,027,180	468,050	15,004,416
October 31, 2018	—	—	1,839,068	—	890,126	—	475,341
October 31, 2019	—	—	—	—	205,693	—	51,729

Total	$19,474,848	$574,932	$37,917,482	$627,208	$28,838,915	$468,050	$21,897,665

72

 Schwab Target Funds

Financial Notes (continued)

11. Federal Income Taxes (continued):

For the year ended October 31, 2011, the funds had capital losses utilized as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Capital losses utilized	$1,742,275	$151,016	$866,590	$104,969	$—	$36,497	$—

The tax-basis components of distributions paid during the current and prior fiscal years were:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Current period distributions
Ordinary income	$1,782,231	$789,680	$5,113,390	$1,192,290	$5,459,742	$819,461	$4,347,408
Long-term capital gains	—	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—	—

Prior period distributions
Ordinary income	$1,828,001	$331,163	$4,326,919	$477,680	$3,748,936	$384,144	$2,835,524
Long-term capital gains	—	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2011, the funds made the following reclassifications:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Undistributed net investment income	$169,254	$71,406	$301,813	$68,202	$198,318	$16,860	$68,023
Net realized capital gains/(losses)	(169,254)	(71,406)	(301,813)	(68,202)	(198,318)	(16,860)	(68,023)

As of October 31, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2011, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective

 73

 Schwab Target Funds

Financial Notes (continued)

11. Federal Income Taxes (continued):

of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

12. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

74

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, and Schwab Target 2040 Fund (seven of the portfolios constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments in the underlying funds at October 31, 2011 by correspondence with the custodian and transfer agent of the underlying funds, respectively, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 15, 2011

 75

Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2011, qualify for the corporate dividends received deduction:

Percentage

Schwab Target 2010 Fund	15.33
Schwab Target 2015 Fund	31.60
Schwab Target 2020 Fund	19.69
Schwab Target 2025 Fund	33.51
Schwab Target 2030 Fund	18.24
Schwab Target 2035 Fund	36.26
Schwab Target 2040 Fund	38.97

For the fiscal year ended October 31, 2011, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2012 via IRS form 1099 of the amounts for use in preparing their 2011 income tax return.

Schwab Target 2010 Fund	$1,104,669
Schwab Target 2015 Fund	309,625
Schwab Target 2020 Fund	3,723,543
Schwab Target 2025 Fund	485,718
Schwab Target 2030 Fund	4,466,319
Schwab Target 2035 Fund	419,149
Schwab Target 2040 Fund	2,438,059

76

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, and Schwab Target 2040 Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 28, 2011, and June 15, 2011, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 15, 2011. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition

 77

of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Schwab Target 2010 Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered. Notwithstanding the forgoing, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to Schwab Target 2010 Fund. These factors varied from, but included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies; (2) that recent performance showed improvement; and (3) that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and exchange-traded funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

78

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Capital Trust which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	70	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	70	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	70	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	70	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	70	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	70	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

 79

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	70	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	70	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

80

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer and Chief Investment Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006- June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (Oct. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Oct. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Oct. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011-present); Secretary (May 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President and Assistant Secretary, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Capital Trust since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 81

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. Aggregate Intermediate Bond Index An index that measures the intermediate-term investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Barclays Capital U.S. Government/Credit: 1 − 5 Years Index An index that includes investment-grade government and corporate bonds that are denominated in U.S. dollars and have maturities of one to five years. Bonds are represented in the index in proportion to their market value.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

Dow Jones U.S. Total Stock Market Index An index that measures the performance of all U.S. equity securities with readily available prices.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

FTSE EPRA/NAREIT Global Index An index that is designed to provide a diverse representation of publicly traded equity REITs and listed property companies worldwide.

gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

82

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2011 Schwab Funds. All rights reserved.

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2011 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR33732-06

Annual report dated October 31, 2011, enclosed.

Schwab Fundamental Index* Funds

Schwab Fundamental
US Large* Company Index Fund

Schwab Fundamental
US Small-Mid* Company Index Fund

Schwab Fundamental
International* Large Company
Index Fund

Schwab Fundamental
International* Small-Mid Company Index Fund

Schwab Fundamental
Emerging Markets* Index Fund

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*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

This wrapper is not part of the shareholder report.

Schwab Fundamental Index* Funds

Annual Report
October 31, 2011

Schwab Fundamental
US Large* Company Index Fund

Schwab Fundamental
US Small-Mid* Company Index Fund

Schwab Fundamental
International* Large Company
Index Fund

Schwab Fundamental
International* Small-Mid Company Index Fund

Schwab Fundamental
Emerging Markets* Index Fund

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

This page is intentionally left blank.

Schwab Fundamental Index Funds

In This Report

Performance at a Glance	2
From the President	3
Fund Management	5
Fund Summaries
Schwab Fundamental US Large Company Index Fund	6
Schwab Fundamental US Small-Mid Company Index Fund	8
Schwab Fundamental International Large Company Index Fund	10
Schwab Fundamental International Small-Mid Company Index Fund	12
Schwab Fundamental Emerging Markets Index Fund	14
Fund Expenses	16
Financial Statements and Portfolio Holdings
Schwab Fundamental US Large Company Index Fund	17
Schwab Fundamental US Small-Mid Company Index Fund	24
Schwab Fundamental International Large Company Index Fund	31
Schwab Fundamental International Small-Mid Company Index Fund	38
Schwab Fundamental Emerging Markets Index Fund	45
Financial Notes	52
Report of Independent Registered Public Accounting Firm	68
Other Federal Tax Information	69
Investment Advisory and Sub-Advisory Agreement Approval	70
Trustees and Officers	72
Glossary	75

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for
the Report Period

Schwab Fundamental US Large* Company Index Fund
(Ticker Symbol: SFLNX)	6.74%

FTSE RAFI US 1000 Index®	6.96%
Fund Category: Morningstar Large-Cap Value	5.07%

Performance Details	pages 6-7

Schwab Fundamental US Small-Mid* Company Index Fund
(Ticker Symbol: SFSNX)	5.55%

FTSE RAFI US Mid Small 1500 Index®	6.21%
Fund Category: Morningstar Small-Cap Blend	6.60%

Performance Details	page 8-9

Schwab Fundamental International* Large Company Index Fund
(Ticker Symbol: SFNNX)[1]	-7.88%

FTSE RAFI Developed ex US 1000 Index®	-5.98%
Fund Category: Morningstar Foreign Large-Cap Value	-6.00%

Performance Details	pages 10-11

Schwab Fundamental International* Small-Mid Company Index Fund
(Ticker Symbol: SFILX)[1]	-1.76%

FTSE RAFI Developed ex US Mid Small 1500 Index	0.41%
Fund Category: Morningstar Foreign Small/Mid Growth	-4.05%

Performance Details	pages 12-13

Schwab Fundamental Emerging Markets* Index Fund
(Ticker Symbol: SFENX)[1]	-10.99%

FTSE RAFI Emerging Index®	-8.51%
Fund Category: Morningstar Diversified Emerging Markets	-10.78%

Performance Details	pages 14-15

Minimum Initial Investment[2]	$100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Index ownership—“FTSE®” is trademark of The Financial Times Limited (“FT”) and the London Exchange Plc (the “Exchange”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of Research Affiliates LLC (“RA”). The Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by FTSE or RA, and FTSE and RA do not make any representation regarding the advisability of investing in shares of the fund.

Fund expenses may have been partially absorbed by CSIM and is affiliates. Without these reductions, the funds’ returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations, see financial note 2 for more information.

[2]	Please see prospectus for further details and eligibility requirements.

2 Schwab Fundamental Index Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

During the 12-month period that ended October 31, 2011, global financial markets saw ongoing challenges with Europe’s sovereign debt crisis, the downgrade of long-term U.S. Treasury debt, and a global economy that lost steam in the middle months of the period but showed pockets of improvement by its end. U.S. stocks provided respectable returns in that environment, while stocks in many developed markets outside of the United States generated losses. Long-term interest rates in the United States continued to decline, boosting prices of Treasury securities.

As slow economic growth continued throughout most of the reporting period, the Federal Reserve kept short-term interest rates at or near zero to spur job growth and the U.S. economy. Concerns intensified throughout the world, however, about the high debt levels of sovereign nations, including the United States. In August, credit rating agency Standard & Poor’s downgraded the credit rating of long-term U.S. debt from AAA to AA+ and continued to warn against the growing level of debt owed by the U.S. government. Throughout the summer of 2011, markets also labored under worries that a default on Greece’s sovereign debt could destabilize some European banks, and that high debt levels in Portugal, Italy, or Spain might further destabilize global financial markets.

Although equity markets rose steadily over the first six months of the reporting period, the concerns about Europe and a possible worldwide recession sparked a global sell-off in August and September. In this environment, investors favored securities viewed as safer or more defensive, which helped

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

8.09%	S&P 500® Index: measures U.S. large-cap stocks

6.71%	Russell 2000® Index: measures U.S. small-cap stocks

−3.64%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

5.00%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.09%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and Charles Schwab Investment Management, Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab Fundamental Index Funds 3

From the President continued

Stock markets got a further lift in the last month of the period as European leaders appeared closer to a resolution concerning the region’s debt problems, and as the United States managed a faster pace of economic growth in the third quarter.

stock markets in the United States outperform international markets. Stock markets got a further lift in the last month of the period as European leaders appeared closer to a resolution concerning the region’s debt problems, and as the United States managed a faster pace of economic growth in the third quarter. The broad U.S. stock market posted a return of 8.09%, as measured by the S&P 500 Index, while stocks in Europe and much of the rest of the world trailed this result. Stock markets in the developed world outside of the United States returned –3.64%, as measured by the MSCI EAFE Index.

During the market fluctuations of the late summer, investors sought the safety of U.S. Treasury securities. This influx of demand pushed yields on 10-year Treasury notes down from 3.47% at the end of March to 2.17% at the end of October. As investors moved toward safer assets, corporate bonds and other non-Treasury debt securities traded at higher spreads to Treasury bonds over the last months of the period. The Barclays Capital U.S. Aggregate Bond Index ended the 12-month period with an investment return of 5.00%.

Thank you for investing in the Schwab Fundamental Index Funds. We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Fundamental Index Funds

Fund Management

Larry Mano, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

Ron Toll, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. He joined the firm in 1998, became Manager, Portfolio Operations in 2000, Manager, Portfolio Operations and Analytics in 2005 and was named to his current position in 2007.

Schwab Fundamental Index Funds 5

Schwab Fundamental US Large* Company
Index Fund

The Schwab Fundamental US Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the price and yield of the FTSE RAFI US 1000 Index (the index). To pursue its goal, the fund primarily invests in stocks that are included in the index. The index is composed of the largest 1000 listed companies incorporated in the United States, ranked by four fundamental financial measures of size: sales, cash flows, book value, and dividends. (For more information concerning the fund’s objective, strategy, and risks, please see the fund’s prospectus.)

The fund returned 6.74% for the 12 months ended October 31, 2011, while the index returned 6.96%. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Energy and Health Care stocks added the most to the fund’s absolute performance (total return), reflecting the solid returns generated by investments in these sectors combined with their average weights within the fund. The fund was more heavily invested in financial stocks than any other sector, and Financials was the only sector that subtracted from the fund’s total return. New legislation expected to trim the financial industry’s profits and Europe’s ongoing and largely unresolved sovereign debt crisis weighed on the performance of this sector.

The fund used a replication investment approach and maintained a tight allocation across all sectors, market capitalizations, and valuation measures compared with the index.

As of 10/31/11:

 Statistics

Number of Holdings	993
Weighted Average Market Cap ($ x 1,000,000)	$72,780
Price/Earnings Ratio (P/E)	15.6
Price/Book Ratio (P/B)	1.7
Portfolio Turnover Rate	11%

 Sector Weightings % of Investments

Financials	18.0%
Consumer Staples	11.4%
Energy	11.3%
Information Technology	11.2%
Health Care	11.2%
Consumer Discretionary	10.9%
Industrials	10.7%
Utilities	6.5%
Telecommunication Services	4.7%
Materials	3.6%
Other	0.5%
Total	100.0%

 Top Equity Holdings % Net Assets1

Exxon Mobil Corp.	3.0%
AT&T, Inc.	2.4%
Chevron Corp.	2.0%
General Electric Co.	1.9%
Wal-Mart Stores, Inc.	1.8%
Pfizer, Inc.	1.6%
Verizon Communications, Inc.	1.5%
JPMorgan Chase & Co.	1.5%
ConocoPhillips	1.3%
Citigroup, Inc.	1.3%
Total	18.3%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.
[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Fundamental Index Funds

 Schwab Fundamental US Large* Company Index Fund

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

April 2, 2007 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab Fundamental US Large* Company Index Fund (4/2/07)	6.74%	16.04%	0.45%
FTSE RAFI US 1000 Index®	6.96%	16.15%	0.50%
Fund Category: Morningstar Large-Cap Value	5.07%	9.49%	-2.62%

Fund Expense Ratios4: Net 0.35%; Gross 0.45%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On October 27, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Fundamental Index Funds 7

Schwab Fundamental US Small-Mid* Company
Index Fund

The Schwab Fundamental US Small-Mid Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the price and yield of the FTSE RAFI US Mid Small 1500 Index (the index). To pursue its goal, the fund primarily invests in stocks that are included in the index. The index is composed of approximately 1500 listed small- and medium-sized companies incorporated in the United States, ranked by four fundamental financial measures of size: sales, cash flows, book value, and dividends. (For more information concerning the fund’s objective, strategy, and risks, please see the fund’s prospectus.)

The fund returned 5.55% for the 12 months ended October 31, 2011, while the index returned 6.21%. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Industrials and Consumer Discretionary stocks added the most to the fund’s absolute performance (total return), reflecting the returns generated by investments in these sectors combined with their large average weights within the fund. The fund was more heavily invested in Financials than in any other sector, but the limited performance by these investments resulted in a relatively small addition to the fund’s total return. New legislation expected to trim the financial industry’s profits and Europe’s ongoing and largely unresolved sovereign debt crisis weighed on the performance of financial stocks.

The fund used a replication investment approach and maintained a tight allocation across all sectors, market capitalizations, and valuation measures compared with the index. Top performing sectors for the fund included Consumer Staples and Health Care, while Financials was the worst performer.

As of 10/31/11:

 Statistics

Number of Holdings	1,427
Weighted Average Market Cap ($ x 1,000,000)	$1,545
Price/Earnings Ratio (P/E)	71.3
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate	35%

 Sector Weightings % of Investments

Financials	19.3%
Industrials	18.7%
Consumer Discretionary	17.5%
Information Technology	16.7%
Health Care	8.0%
Energy	5.9%
Materials	5.5%
Consumer Staples	3.9%
Utiltities	2.2%
Telecommunication Services	1.1%
Other	1.2%
Total	100.0%

 Top Equity Holdings % Net Assets1

Genesco, Inc.	0.3%
WellCare Health Plans, Inc.	0.3%
Nu Skin Enterprises, Inc, Class A	0.3%
Healthspring, Inc.	0.3%
Dollar General Corp.	0.3%
Hexcel Corp.	0.2%
Chipotle Mexican Grill, Inc.	0.2%
TransDigm Group, Inc.	0.2%
Old Dominion Freight Line, Inc.	0.2%
DSW, Inc., Class A	0.2%
Total	2.5%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than other asset classes.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.
[1]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Fundamental Index Funds

 Schwab Fundamental US Small-Mid* Company Index Fund

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

April 2, 2007 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab Fundamental US Small-Mid* Company Index Fund (4/2/07)	5.55%	19.95%	2.00%
FTSE RAFI US Mid Small 1500 Index®	6.21%	20.43%	2.71%
Fund Category: Morningstar Small-Cap Blend	6.60%	14.14%	-0.49%

Fund Expense Ratios4: Net 0.35%; Gross 0.53%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On October 27, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Fundamental Index Funds 9

Schwab Fundamental International* Large Company Index Fund

The Schwab Fundamental International Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex US 1000 Index (the index). To pursue its goal, the fund primarily invests in stocks that are included in the index. The index is composed of the largest 1000 listed companies incorporated outside the United States, ranked by four fundamental financial measures of size: sales, cash flows, book value, and dividends. (For more information concerning the fund’s objective, strategy, and risks, please see the fund’s prospectus.)

The fund returned -7.88% for the 12 months ended October 31, 2011, while the index returned -5.98%. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index. The fund maintained a cash position to help meet unexpected liquidations.

Timing differences in foreign exchange calculations represented part of why the fund underperformed the index.** Fair valuation of the fund’s holdings on the last trading day of the current period also reduced the fund’s relative performance (please see financial note 2 for more information).

Energy, Consumer Staples, and Health Care stocks added the most to the fund’s absolute performance (total return), reflecting the returns generated by investments in these sectors combined with their average weights within the fund. Financials represented the fund’s largest sector weight, and when combined with this sector’s double-digit negative return, subtracted the most from the fund’s total return. Europe’s ongoing and largely unresolved sovereign debt crisis was a primary catalyst behind the poor performance of international financial stocks.

U.K. investments helped the fund’s total return the most from a country allocation standpoint. The supportive effect on the fund’s performance reflected the large average weight of this allocation combined with the modestly positive return that these investments generated. Stocks from Italy and France generated double-digit losses, and when combined with their relative weight in the fund, subtracted the most from the fund’s total return.

The fund used a replication investment approach and maintained a tight allocation across all countries, regions, sectors, market capitalizations, and valuation measures compared with the index. Energy and Health Care stocks provided the highest returns for the fund from a sector standpoint, while investments in the Financials and Utilities sectors posted the biggest losses. Stocks from New Zealand and South Korea were the best performers for the fund, while stocks from Greece were the worst.

As of 10/31/11:

 Statistics

Number of Holdings	1,031
Weighted Average Market Cap ($ x 1,000,000)	$46,258
Price/Earnings Ratio (P/E)	12.0
Price/Book Ratio (P/B)	1.0
Portfolio Turnover Rate	35%

 Sector Weightings % of Investments

Financials	26.8%
Industrials	11.6%
Energy	11.3%
Consumer Discretionary	10.0%
Telecommunication Services	8.4%
Consumer Staples	8.1%
Materials	7.9%
Health Care	5.8%
Utilities	5.7%
Information Technology	4.3%
Other	0.1%
Total	100.0%

 Top Equity Holdings % Net Assets1

BP plc	2.2%
Vodafone Group plc	1.6%
Royal Dutch Shell plc, A Shares	1.6%
Total S.A.	1.5%
ING Groep N.V. CVA	1.5%
HSBC Holdings plc	1.5%
Royal Dutch Shell plc, B Shares	1.2%
GlaxoSmithKline plc	1.0%
Nestle S.A. - Reg’d	1.0%
Banco Santander S.A.	1.0%
Total	14.1%

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Foreign securities can involve risks such as political and economic instability and currency risk.

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.
**	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST), using exchange rates in place at that time. Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
[1]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Fundamental Index Funds

 Schwab Fundamental International* Large Company Index Fund

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

April 2, 2007 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab Fundamental International* Large Company Index Fund (4/2/07)	-7.88%	10.39%	-4.29%
FTSE RAFI Developed ex US 1000 Index®	-5.98%	12.32%	-2.95%
Fund Category: Morningstar Foreign Large-Cap Value	-6.00%	9.05%	-5.57%

Fund Expense Ratios4: Net 0.35%; Gross 0.61%

 Country Weightings % of Equity Investments

United Kingdom	20.9%
Japan	16.6%
France	10.4%
Germany	8.4%
Canada	6.1%
Australia	5.4%
Switzerland	4.9%
Republic of Korea	4.5%
Italy	4.3%
Spain	4.3%
Netherlands	3.7%
Sweden	2.9%
Other Countries	7.6%
Total	100.0%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Fundamental Index Funds 11

Schwab Fundamental International* Small-Mid Company Index Fund

The Schwab Fundamental International Small-Mid Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex US Mid Small 1500 Index (the index). To pursue its goal, the fund primarily invests in stocks that are included in the index. The index is composed of approximately 1500 small- and medium-sized non US listed companies ranked by four fundamental financial measures of size: sales, cash flows, book value, and dividends. (For more information concerning the fund’s objective, strategy, and risks, please see the fund’s prospectus.)

The fund returned -1.76% for the 12 months ended October 31, 2011, while the index returned 0.41%. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index. The fund maintained a cash position to help meet unexpected liquidations.

Timing differences in foreign exchange calculations represented part of why the fund underperformed the index.** Fair valuation of the fund’s holdings on the last trading day of the current period also reduced the fund’s relative performance (please see financial note 2 for more information).

Consumer Staples and Health Care stocks added the most to the fund’s absolute performance (total return), reflecting the solid returns generated by investments in these sectors combined with their average weights within the fund. Financials represented the fund’s second-largest average weight, and when combined with this sector’s modestly negative performance, subtracted the most from the fund’s total return. Europe’s ongoing and largely unresolved sovereign debt crisis was a primary catalyst behind the poor performance of international financial stocks.

Turning to the impact of country allocations on the fund’s total return, investments in Japan helped the most. The positive effect on the fund’s performance reflected the large average weight of this allocation, as well as the respectable return that these investments generated. Stocks from Hong Kong and South Korea generated negative returns, and when combined with their average weights in the fund, subtracted the most from performance.

The fund used a replication investment approach and maintained a tight allocation across all countries, regions, sectors, market capitalizations, and valuation measures compared with the index.

As of 10/31/11:

 Statistics

Number of Holdings	1,472
Weighted Average Market Cap ($ x 1,000,000)	$2,499
Price/Earnings Ratio (P/E)	96.2
Price/Book Ratio (P/B)	1.0
Portfolio Turnover Rate	63%

 Sector Weightings % of Investments

Industrials	22.8%
Financials	19.1%
Consumer Discretionary	18.0%
Materials	11.3%
Consumer Staples	8.7%
Information Technology	7.4%
Health Care	4.7%
Energy	4.3%
Utilities	1.9%
Telecommunication Services	1.1%
Other	0.7%
Total	100.0%

 Top Equity Holdings % Net Assets1

iShares MSCI EAFE Small Cap Index Fund	0.4%
SGL Carbon SE	0.3%
Leopalace21 Corp.	0.3%
Lundin Petroleum AB	0.3%
Konami Corp.	0.3%
First Pacific Co., Ltd.	0.2%
CJ CheilJedang Corp.	0.2%
Hermes International	0.2%
SK Chemicals Co., Ltd.	0.2%
Hyundai Marine & Fire Insurance Co., Ltd.	0.2%
Total	2.6%

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Foreign securities can involve risks such as political and economic instability and currency risk.

Small-company stocks are subject to greater volatility than other asset classes.

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.
**	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST), using exchange rates in place at that time. Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
[1]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Fundamental Index Funds

 Schwab Fundamental International* Small-Mid Company Index Fund

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

January 31, 2008 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab Fundamental International* Small-Mid Company Index Fund (1/31/08)	-1.76%	19.30%	1.47%
FTSE RAFI Developed ex US Mid Small 1500 Index®	0.41%	22.59%	3.95%
Fund Category: Morningstar Foreign Small/Mid Growth	-4.05%	18.54%	-1.92%

Fund Expense Ratios4: Net 0.55%; Gross 1.07%

 Country Weightings % of Equity Investments

Japan	33.6%
United Kingdom	9.4%
Canada	7.8%
Republic of Korea	7.7%
Hong Kong	5.6%
Australia	5.5%
France	3.9%
Germany	3.9%
Switzerland	3.0%
Italy	2.6%
Other Countries	17.0%
Total	100.0%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Fundamental Index Funds 13

Schwab Fundamental Emerging Markets*
Index Fund

The Schwab Fundamental Emerging Markets Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the price and yield of the FTSE/RAFI Emerging Index (the index). To pursue its goal, the fund primarily invests in stocks that are included in the index. The index is composed of the 350 companies from emerging markets with the largest fundamental values ranked by four fundamental financial measures of size: sales, cash flows, book value, and dividends. (For more information concerning the fund’s objective, strategy, and risks, please see the fund’s prospectus.)

The fund returned -10.99% for the 12 months ended October 31, 2011, while the index returned -8.51%. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index. The fund maintained a cash position to help meet unexpected liquidations amid occasionally volatile cash flows.

Timing differences in foreign exchange calculations represented part of the fund’s underperformance.** Fair valuation of the fund’s holdings on the last trading day of the current period also reduced performance compared with that of the index (please see financial note 2 for more information). Another performance detractor was the fund’s exposure to Russia. The fund does not invest in local Russian securities. Instead, the fund invests in Global Depositary Receipts (GDRs). For the period, the price difference between the local securities and Russian GDRs translated into underperformance by the fund.

Consumer Staples and Telecommunication Services stocks added the most to the fund’s absolute performance (total return), reflecting the positive returns generated by investments in these sectors combined with their average weights within the fund. Financials represented the fund’s second-largest average weight, and when combined with this sector’s double-digit losses, subtracted the most from the fund’s total return. Europe’s ongoing and largely unresolved sovereign debt crisis was a primary catalyst behind the poor performance of international financial stocks.

Where country allocations are concerned, investments in Thailand helped the fund’s total return the most. The positive performance effect of this allocation reflected its average weight combined with the double-digit return that these securities generated. Stocks from Brazil represented one of the largest average weights in the fund, and when combined with the double-digit losses posted by these stocks, subtracted the most from the fund’s total return.

The fund used a replication investment approach and maintained a tight allocation across all countries, regions, sectors, market capitalizations, and valuation measures compared with the index.

As of 10/31/11:

 Statistics

Number of Holdings	355
Weighted Average Market Cap ($ x 1,000,000)	$35,023
Price/Earnings Ratio (P/E)	11.9
Price/Book Ratio (P/B)	1.5
Portfolio Turnover Rate	56%

 Sector Weightings % of Investments

Financials	22.8%
Energy	22.0%
Materials	13.6%
Telecommunication Services	11.9%
Information Technology	9.8%
Consumer Staples	5.3%
Industrials	5.1%
Utilities	4.5%
Consumer Discretionary	3.4%
Health Care	0.2%
Other	1.4%
Total	100.0%

 Top Equity Holdings % Net Assets1

Gazprom ADR	3.1%
LUKOIL ADR	2.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.4%
China Mobile Ltd.	2.3%
Petroleo Brasileiro S.A.	2.1%
China Construction Bank Corp., Class H	1.8%
Surgutneftegaz ADR	1.6%
Petroleo Brasileiro S.A. - Petrobras	1.6%
Hon Hai Precision Industry Co., Ltd.	1.4%
Itau Unibanco Holding S.A.	1.4%
Total	20.2%

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.
**	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST), using exchange rates in place at that time. Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
[1]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Fundamental Index Funds

 Schwab Fundamental Emerging Markets* Index Fund

Performance Summary as of 10/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

January 31, 2008 – October 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab Fundamental Emerging Markets* Index Fund (1/31/08)	-10.99%	20.23%	-0.07%
FTSE RAFI Emerging Index®	-8.51%	23.86%	2.57%
Fund Category: Morningstar Diversified Emerging Markets	-10.78%	20.56%	-2.52%

Fund Expense Ratios4: Net 0.61%; Gross 0.98%

 Country Weightings % of Equity Investments

Taiwan	17.5%
Brazil	17.1%
China	14.4%
Russia	11.3%
South Africa	10.8%
India	6.5%
Mexico	5.1%
Malaysia	4.0%
Other Countries	13.3%
Total	100.0%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Fundamental Index Funds 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2011 and held through October 31, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/11	at 10/31/11	5/1/11–10/31/11

Schwab Fundamental US Large Company Index Fund
Actual Return	0.35%	$1,000	$904.90	$1.68
Hypothetical 5% Return	0.35%	$1,000	$1,023.44	$1.79

Schwab Fundamental US Small-Mid Company Index Fund
Actual Return	0.35%	$1,000	$858.20	$1.64
Hypothetical 5% Return	0.35%	$1,000	$1,023.44	$1.79

Schwab Fundamental International Large Company Index Fund
Actual Return	0.35%	$1,000	$811.20	$1.60
Hypothetical 5% Return	0.35%	$1,000	$1,023.40	$1.79

Schwab Fundamental International Small-Mid Company Index Fund
Actual Return	0.55%	$1,000	$853.90	$2.57
Hypothetical 5% Return	0.55%	$1,000	$1,022.43	$2.80

Schwab Fundamental Emerging Markets Index Fund
Actual Return	0.61%	$1,000	$813.70	$2.79
Hypothetical 5% Return	0.61%	$1,000	$1,022.13	$3.11

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

16 Schwab Fundamental Index Funds

Schwab Fundamental US Large Company Index Fund

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	4/2/07[2]–
	10/31/11	10/31/10	10/31/09[1]	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	9.05	7.63	6.47	10.75	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.18	0.14	0.10	0.20	0.05
Net realized and unrealized gains (losses)	0.43	1.37	1.26	(4.38)	0.70

Total from investment operations	0.61	1.51	1.36	(4.18)	0.75
Less distributions:
Distributions from net investment income	(0.15)	(0.09)	(0.20)	(0.09)	—
Distributions from net realized gains	—	—	—	(0.01)	—

Total distributions	(0.15)	(0.09)	(0.20)	(0.10)	—

Net asset value at end of period	9.51	9.05	7.63	6.47	10.75

Total return (%)	6.74	19.95	22.04	(39.22)	7.50	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.35	0.35	0.35	0.35	0.35	[4]
Gross operating expenses	0.44	0.45	0.53	0.52	0.60	[4]
Net investment income (loss)	2.06	1.77	1.88	2.19	1.66	[4]
Portfolio turnover rate	11	27	28	26	2	[3]
Net assets, end of period ($ x 1,000,000)	1,490	1,019	663	277	345

1 Effective October 27, 2009, the Investor Share class, the Select Share class and the Institutional Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 Commencement of operations.
3 Not annualized.
4 Annualized.

See financial notes 17

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings as of October 31, 2011

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

99.2%		Common Stock	1,376,436,266	1,478,498,401
0.5%		Other Investment Company	7,158,112	7,158,112
0.1%		Short-Term Investment	985,003	985,003

99.8%		Total Investments	1,384,579,381	1,486,641,516
0.3%		Collateral Invested for Securities on Loan	4,904,747	4,904,747
(0	.1)%	Other Assets and Liabilities, Net		(1,767,911)

100.0%		Net Assets		1,489,778,352

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 99.2% of net assets

Automobiles & Components 1.1%
Ford Motor Co. *	552,974	0.4	6,458,736
Other Securities		0.7	10,723,394

		1.1	17,182,130

Banks 3.4%
U.S. Bancorp	260,800	0.4	6,673,872
Wells Fargo & Co.	668,125	1.2	17,311,119
Other Securities		1.8	26,842,002

		3.4	50,826,993

Capital Goods 8.0%
General Electric Co.	1,700,325	1.9	28,412,431
The Boeing Co.	83,440	0.4	5,489,518
United Technologies Corp.	89,515	0.5	6,980,380
Other Securities		5.2	78,141,129

		8.0	119,023,458

Commercial & Professional Supplies 0.8%
Other Securities		0.8	11,627,578

Consumer Durables & Apparel 1.1%
Other Securities		1.1	15,704,128

Consumer Services 1.5%
McDonald’s Corp.	78,580	0.5	7,296,153
Other Securities		1.0	14,984,252

		1.5	22,280,405

Diversified Financials 7.1%
American Express Co.	130,925	0.4	6,627,424
Bank of America Corp.	2,661,260	1.2	18,176,406
Citigroup, Inc.	610,933	1.3	19,299,374
JPMorgan Chase & Co.	628,742	1.5	21,855,072
The Charles Schwab Corp. (b)	94,515	0.1	1,160,644
The Goldman Sachs Group, Inc.	66,411	0.5	7,275,325
Other Securities		2.1	30,887,081

		7.1	105,281,326

Energy 11.2%
Chevron Corp.	287,105	2.0	30,160,380
ConocoPhillips	281,910	1.3	19,635,031
Exxon Mobil Corp.	572,684	3.0	44,720,894
Occidental Petroleum Corp.	58,870	0.4	5,471,378
Valero Energy Corp.	225,125	0.4	5,538,075
Other Securities		4.1	62,011,121

		11.2	167,536,879

Food & Staples Retailing 3.9%
CVS Caremark Corp.	208,935	0.5	7,584,340
Wal-Mart Stores, Inc.	459,325	1.7	26,052,914
Other Securities		1.7	24,356,206

		3.9	57,993,460

Food, Beverage & Tobacco 5.6%
Altria Group, Inc.	427,680	0.8	11,782,584
Kraft Foods, Inc., Class A	229,092	0.5	8,059,457
PepsiCo, Inc.	132,308	0.6	8,328,789
Philip Morris International, Inc.	108,320	0.5	7,568,318
The Coca-Cola Co.	155,665	0.7	10,635,033
Other Securities		2.5	36,388,223

		5.6	82,762,404

Health Care Equipment & Services 4.7%
UnitedHealth Group, Inc.	165,775	0.5	7,955,542
WellPoint, Inc.	105,270	0.5	7,253,103
Other Securities		3.7	55,136,625

		4.7	70,345,270

Household & Personal Products 2.0%
The Procter & Gamble Co.	294,295	1.3	18,831,937
Other Securities		0.7	10,588,762

		2.0	29,420,699

Insurance 5.3%
Berkshire Hathaway, Inc., Class A *	75	0.6	8,771,250
Berkshire Hathaway, Inc., Class B *	109,011	0.6	8,487,596
The Travelers Cos., Inc.	102,895	0.4	6,003,923

18 See financial notes

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
Other Securities		3.7	55,816,496

		5.3	79,079,265

Materials 3.6%
Other Securities		3.6	53,253,052

Media 2.9%
Time Warner, Inc.	203,688	0.5	7,127,043
Other Securities		2.4	36,313,202

		2.9	43,440,245

Pharmaceuticals, Biotechnology & Life Sciences 6.5%
Abbott Laboratories	158,690	0.6	8,548,630
Bristol-Myers Squibb Co.	250,350	0.5	7,908,556
Eli Lilly & Co.	168,955	0.4	6,278,368
Johnson & Johnson	281,695	1.2	18,138,341
Merck & Co., Inc.	372,757	0.9	12,860,116
Pfizer, Inc.	1,252,799	1.6	24,128,909
Other Securities		1.3	18,425,273

		6.5	96,288,193

Real Estate 2.1%
Other Securities		2.1	31,911,864

Retailing 4.2%
Target Corp.	108,795	0.4	5,956,526
The Home Depot, Inc.	230,796	0.6	8,262,497
Other Securities		3.2	48,459,353

		4.2	62,678,376

Semiconductors & Semiconductor Equipment 1.8%
Intel Corp.	590,110	1.0	14,481,299
Other Securities		0.8	12,795,861

		1.8	27,277,160

Software & Services 5.1%
Google, Inc., Class A *	9,337	0.4	5,533,480
International Business Machines Corp.	88,395	1.1	16,320,369
Microsoft Corp.	654,715	1.2	17,435,061
Other Securities		2.4	36,029,804

		5.1	75,318,714

Technology Hardware & Equipment 4.3%
Apple, Inc. *	26,530	0.7	10,738,813
Cisco Systems, Inc.	489,865	0.6	9,077,198
Hewlett-Packard Co.	268,875	0.5	7,154,764
Other Securities		2.5	37,454,158

		4.3	64,424,933

Telecommunication Services 4.7%
AT&T, Inc.	1,233,585	2.4	36,156,376
Verizon Communications, Inc.	605,930	1.5	22,407,291
Other Securities		0.8	11,319,349

		4.7	69,883,016

Transportation 1.9%
Other Securities		1.9	28,952,665

Utilities 6.4%
Duke Energy Corp.	272,145	0.4	5,557,201
Other Securities		6.0	90,448,987

		6.4	96,006,188

Total Common Stock
(Cost $1,376,436,266)			1,478,498,401

Other Investment Company 0.5% of net assets

Money Market Funds 0.5%
State Street Institutional Liquid Reserves Fund - Institutional Class	7,158,112	0.5	7,158,112

Total Other Investment Company
(Cost $7,158,112)			7,158,112

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investment 0.1% of net assets

U.S. Treasury Obligation 0.1%
Other Securities		0.1	985,003

Total Short-Term Investment
(Cost $985,003)			985,003

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.3% of net assets

SSIT U.S. Government Money Market Fund	4,904,747	0.3	4,904,747

Total Collateral Invested for Securities on Loan
(Cost $4,904,747)			4,904,747

End of Collateral Invested for Securities on Loan.

At 10/31/11 the tax basis cost of the fund’s investments was $1,407,992,463 and the unrealized appreciation and depreciation were $154,568,175 and ($75,919,122), respectively, with a net unrealized appreciation of $78,649,053.

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	Issuer is affiliated with the fund’s adviser.
(c)	All or a portion of this security is on loan.

See financial notes 19

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(e)	Illiquid security. At the period end, the value of these amounted to $9,216 or 0.0% of net assets.
(f)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust.

In addition to the above, the fund held the following at 10/31/11.

		Contract	Unrealized
	Number of	Value	Gains
	Contracts	($)	($)

Futures Contract
S&P 500 Index, e-mini, Long, expires 12/16/11	120	7,495,800	409,840

20 See financial notes

 Schwab Fundamental US Large Company Index Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments in affiliated issuers, at value (cost $1,611,643)		$1,160,644
Investments in unaffiliated issuers, at value (cost $1,382,967,738) including securities on loan of $4,481,254	+	1,485,480,872

Total investments, at value (cost $1,384,579,381)		1,486,641,516
Collateral invested for securities on loan		4,904,747
Receivables:
Fund shares sold		2,887,428
Dividends		1,966,960
Income from securities on loan		33,769
Foreign tax reclaims		4,568
Interest		1,699
Prepaid expenses	+	27,724

Total assets		1,496,468,411

Liabilities

Collateral held for securities on loan		4,904,747
Payables:
Investment adviser and administrator fees		23,462
Shareholder service fees		11,858
Fund shares redeemed		1,222,496
Due to brokers for futures		189,600
Accrued expenses	+	337,896

Total liabilities		6,690,059

Net Assets

Total assets		1,496,468,411
Total liabilities	−	6,690,059

Net assets		$1,489,778,352

Net Assets by Source
Capital received from investors		1,493,188,618
Net investment income not yet distributed		21,991,329
Net realized capital losses		(127,873,570)
Net unrealized capital gains		102,471,975

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,489,778,352		156,613,787		$9.51

See financial notes 21

 Schwab Fundamental US Large Company Index Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends received from affiliated issuer		$15,742
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $3,359)		29,910,161
Interest		20,677
Securities on loan	+	508,651

Total investment income		30,455,231

Expenses

Investment adviser and administrator fees		3,185,245
Shareholder service fees		1,048,953
FTSE Index fee		775,437
Transfer agent fees		184,333
Portfolio accounting fees		74,238
Registration fees		64,997
Professional fees		53,018
Shareholder reports		48,577
Custodian fees		44,594
Trustees’ fees		14,370
Interest expense		37
Other expenses	+	28,366

Total expenses		5,522,165
Expense reduction by CSIM and its affiliates	−	1,091,056
Custody credits	−	66

Net expenses	−	4,431,043

Net investment income		26,024,188

Realized and Unrealized Gains (Losses)

Net realized gains on investments		1,316,249
Net realized gains on futures contracts	+	1,357,689

Net realized gains		2,673,938
Net unrealized losses on affiliated issuer		(306,141)
Net unrealized gains on unaffiliated investments		33,326,176
Net unrealized gains on futures contracts	+	90,134

Net unrealized gains	+	33,110,169

Net realized and unrealized gains		35,784,107

Increase in net assets resulting from operations		$61,808,295

22 See financial notes

 Schwab Fundamental US Large Company Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$26,024,188	$14,891,322
Net realized gains (losses)		2,673,938	(2,067,123)
Net unrealized gains	+	33,110,169	134,001,189

Increase in net assets from operations		61,808,295	146,825,388

Distributions to Shareholders

Distributions from net investment income		($16,798,869)	($8,047,761)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		67,864,083	$655,800,808	46,806,200	$397,445,530
Shares reinvested		795,894	7,465,485	441,885	3,557,176
Shares redeemed	+	(24,620,341)	(237,836,004)	(21,579,324)	(183,344,157)

Net transactions in fund shares		44,039,636	$425,430,289	25,668,761	$217,658,549

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		112,574,151	$1,019,338,637	86,905,390	$662,902,461
Total increase	+	44,039,636	470,439,715	25,668,761	356,436,176

End of period		156,613,787	$1,489,778,352	112,574,151	$1,019,338,637

Net investment income not yet distributed			$21,991,329		$12,859,600

See financial notes 23

Schwab Fundamental US Small-Mid Company Index Fund

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	4/2/07[2]–
	10/31/11	10/31/10	10/31/09[1]	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	10.10	7.88	6.30	10.36	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.11	0.09	0.06	0.05	0.05
Net realized and unrealized gains (losses)	0.47	2.19	1.59	(4.04)	0.31

Total from investment operations	0.58	2.28	1.65	(3.99)	0.36
Less distributions:
Distributions from net investment income	(0.10)	(0.06)	(0.07)	(0.06)	—
Distributions from net realized gains	(0.47)	—	—	(0.01)	—

Total distributions	(0.57)	(0.06)	(0.07)	(0.07)	—

Net asset value at end of period	10.11	10.10	7.88	6.30	10.36

Total return (%)	5.55	29.07	26.68	(38.73)	3.60	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.35	0.35	0.35	0.35	0.35	[4]
Gross operating expenses	0.50	0.53	0.60	0.71	0.89	[4]
Net investment income (loss)	1.18	1.03	1.00	1.44	1.36	[4]
Portfolio turnover rate	35	41	29	37	4	[3]
Net assets, end of period ($ x 1,000,000)	563	412	298	131	33

1 Effective October 27, 2009, the Investor Share class, the Select Share class and the Institutional Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 Commencement of operations.
3 Not annualized.
4 Annualized.

24 See financial notes

 Schwab Fundamental US Small-Mid Company Index Fund

Portfolio Holdings as of October 31, 2011

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

99.4%		Common Stock	512,014,961	559,875,978
0.0%		Rights	—	6,053
0.0%		Warrants	—	—
1.1%		Other Investment Company	6,000,596	6,000,596
0.1%		Short-Term Investment	775,001	775,001

100.6%		Total Investments	518,790,558	566,657,628
2.7%		Collateral Invested for Securities on Loan	15,327,665	15,327,665
(3	.3)%	Other Assets and Liabilities, Net		(18,823,923)

100.0%		Net Assets		563,161,370

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 99.4% of net assets

Automobiles & Components 1.0%
Other Securities		1.0	5,495,356

Banks 8.0%
Ocwen Financial Corp. *	78,845	0.2	1,143,252
Other Securities		7.8	43,715,201

		8.0	44,858,453

Capital Goods 10.8%
A.O. Smith Corp.	29,000	0.2	1,077,640
Aircastle Ltd.	90,500	0.2	1,097,765
Applied Industrial Technologies, Inc.	35,020	0.2	1,177,372
CLARCOR, Inc.	22,325	0.2	1,082,316
Hexcel Corp. *	55,685	0.2	1,375,976
MSC Industrial Direct Co., Class A	17,400	0.2	1,183,374
TransDigm Group, Inc. *	14,100	0.2	1,324,272
Triumph Group, Inc.	19,060	0.2	1,107,386
Wabtec Corp.	16,460	0.2	1,105,783
Woodward, Inc.	31,700	0.2	1,073,996
Other Securities		8.8	49,458,596

		10.8	61,064,476

Commercial & Professional Supplies 4.9%
Clean Harbors, Inc. *	18,530	0.2	1,079,743
Towers Watson & Co., Class A	17,715	0.2	1,163,876
Other Securities		4.5	25,420,544

		4.9	27,664,163

Consumer Durables & Apparel 3.5%
Other Securities		3.5	19,758,959

Consumer Services 5.5%
Bob Evans Farms, Inc.	34,355	0.2	1,130,279
Chipotle Mexican Grill, Inc. *	4,020	0.2	1,351,202
Panera Bread Co., Class A *	8,175	0.2	1,092,916
Other Securities		4.9	27,374,334

		5.5	30,948,731

Diversified Financials 2.6%
Advance America Cash Advance Centers, Inc.	135,295	0.2	1,140,537
Cash America International, Inc.	19,805	0.2	1,084,324
Other Securities		2.2	12,253,126

		2.6	14,477,987

Energy 5.9%
Cloud Peak Energy, Inc. *	49,700	0.2	1,140,615
Complete Production Services, Inc. *	36,400	0.2	1,193,920
Crosstex Energy, Inc.	82,200	0.2	1,071,066
Other Securities		5.3	29,846,031

		5.9	33,251,632

Food & Staples Retailing 0.7%
PriceSmart, Inc.	15,840	0.2	1,204,473
Other Securities		0.5	2,526,420

		0.7	3,730,893

Food, Beverage & Tobacco 2.4%
Green Mountain Coffee Roasters, Inc. *	16,480	0.2	1,071,530
Hansen Natural Corp. *	12,155	0.2	1,082,889
Sanderson Farms, Inc.	22,800	0.2	1,128,600
TreeHouse Foods, Inc. *	18,785	0.2	1,152,272
Other Securities		1.6	9,085,142

		2.4	13,520,433

Health Care Equipment & Services 5.6%
Catalyst Health Solutions, Inc. *	21,200	0.2	1,165,364
Healthspring, Inc. *	26,600	0.3	1,434,804
PharMerica Corp. *	75,340	0.2	1,175,304
WellCare Health Plans, Inc. *	30,000	0.3	1,470,300
Other Securities		4.6	26,212,298

		5.6	31,458,070

Household & Personal Products 0.8%
Nu Skin Enterprises, Inc., Class A	28,610	0.3	1,445,663

See financial notes 25

 Schwab Fundamental US Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
Other Securities		0.5	3,200,345

		0.8	4,646,008

Insurance 2.5%
Other Securities		2.5	13,874,646

Materials 5.5%
NewMarket Corp.	6,295	0.2	1,222,111
Other Securities		5.3	29,860,543

		5.5	31,082,654

Media 2.5%
Other Securities		2.5	14,260,197

Pharmaceuticals, Biotechnology & Life Sciences 2.5%
PDL BioPharma, Inc.	188,150	0.2	1,142,071
Other Securities		2.3	12,674,961

		2.5	13,817,032

Real Estate 6.4%
Extra Space Storage, Inc.	47,865	0.2	1,078,398
Post Properties, Inc.	29,420	0.2	1,208,574
Other Securities		6.0	33,853,414

		6.4	36,140,386

Retailing 5.1%
Dollar General Corp. *	35,800	0.3	1,419,828
DSW, Inc., Class A	24,368	0.2	1,275,421
Genesco, Inc. *	25,600	0.3	1,508,864
Pool Corp.	37,180	0.2	1,086,400
Sally Beauty Holdings, Inc. *	57,965	0.2	1,112,348
The Children’s Place Retail Stores, Inc. *	26,360	0.2	1,237,602
Other Securities		3.7	21,250,110

		5.1	28,890,573

Semiconductors & Semiconductor Equipment 3.3%
Varian Semiconductor Equipment Associates, Inc. *	18,612	0.2	1,168,275
Other Securities		3.1	17,432,424

		3.3	18,600,699

Software & Services 7.7%
Equinix, Inc. *	12,407	0.2	1,191,196
Global Payments, Inc.	24,070	0.2	1,105,294
Other Securities		7.3	41,233,470

		7.7	43,529,960

Technology Hardware & Equipment 5.7%
Other Securities		5.7	32,344,782

Telecommunication Services 1.2%
Other Securities		1.2	6,488,423

Transportation 3.1%
Macquarie Infrastructure Co. L.L.C.	46,200	0.2	1,218,294
Old Dominion Freight Line, Inc. *	35,950	0.2	1,314,691
Other Securities		2.7	14,978,544

		3.1	17,511,529

Utilities 2.2%
El Paso Electric Co.	37,390	0.2	1,197,602
Northwest Natural Gas Co.	25,305	0.2	1,182,249
UIL Holdings Corp.	35,625	0.2	1,214,100
Other Securities		1.6	8,865,985

		2.2	12,459,936

Total Common Stock
(Cost $512,014,961)			559,875,978

Rights 0.0% of net assets

Banks 0.0%
Other Securities		0.0	6,053

Total Rights
(Cost $—)			6,053

Warrants 0.0% of net assets

Energy 0.0%
Other Securities		0.0	—

Total Warrants
(Cost $—)			—

Other Investment Company 1.1% of net assets

Money Market Fund 1.1%
State Street Institutional Liquid Reserves Fund - Institutional Class	6,000,596	1.1	6,000,596

Total Other Investment Company
(Cost $6,000,596)			6,000,596

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investment 0.1% of net assets

U.S. Treasury Obligation 0.1%
Other Securities		0.1	775,001

Total Short-Term Investment
(Cost $775,001)			775,001

End of Investments.

26 See financial notes

 Schwab Fundamental US Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 2.7% of net assets

SSIT U.S. Government Money Market Fund	15,327,665	2.7	15,327,665

Total Collateral Invested for Securities on Loan
(Cost $15,327,665)			15,327,665

End of Collateral Invested for Securities on Loan.

At 10/31/11 the tax basis cost of the fund’s investments was $523,109,053 and the unrealized appreciation and depreciation were $102,547,101 and ($58,998,526), respectively, with a net unrealized appreciation of $43,548,575.

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	All or a portion of this security is on loan.
(c)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(d)	Illiquid security. At the period end, the value of these amounted to $46,192 or 0.0% of net assets.
(e)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust.

In addition to the above, the fund held the following at 10/31/11.

		Contract	Unrealized
	Number of	Value	Gains
	Contracts	($)	($)

Futures Contract
Russell 2000 Index, mini, Long, expires 12/16/11	35	2,587,550	318,689

See financial notes 27

 Schwab Fundamental US Small-Mid Company Index Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments, at value (cost $518,790,558) including securities on loan of $14,208,105		$566,657,628
Foreign currency, at value (cost $34)		32
Collateral invested for securities on loan		15,327,665
Receivables:
Investments sold		7,272
Fund shares sold		1,550,498
Dividends		226,503
Income from securities on loan		148,173
Interest		510
Prepaid expenses	+	13,078

Total assets		583,931,359

Liabilities

Collateral held for securities on loan		15,327,665
Payables:
Investments bought		4,698,442
Investment adviser and administrator fees		9,575
Shareholder service fees		7,391
Fund shares redeemed		476,007
Due to brokers for futures		70,700
Accrued expenses	+	180,209

Total liabilities		20,769,989

Net Assets

Total assets		583,931,359
Total liabilities	−	20,769,989

Net assets		$563,161,370

Net Assets by Source
Capital received from investors		475,258,223
Net investment income not yet distributed		4,811,321
Net realized capital gains		34,906,069
Net unrealized capital gains		48,185,757

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$563,161,370		55,683,262		$10.11

28 See financial notes

 Schwab Fundamental US Small-Mid Company Index Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends (net of foreign withholding taxes of $2,743)		$7,276,794
Interest		9,109
Securities on loan	+	1,359,341

Total investment income		8,645,244

Expenses

Investment adviser and administrator fees		1,643,275
Shareholder service fees		501,457
FTSE Index fee		347,206
Transfer agent fees		95,473
Portfolio accounting fees		64,964
Professional fees		46,337
Shareholder reports		41,638
Custodian fees		37,773
Registration fees		34,902
Trustees’ fees		9,802
Interest expense		356
Other expenses	+	12,219

Total expenses		2,835,402
Expense reduction by CSIM and its affiliates	−	851,012
Custody credits	−	118

Net expenses	−	1,984,272

Net investment income		6,660,972

Realized and Unrealized Gains (Losses)

Net realized gains on investments		35,838,661
Net realized gains on futures contracts		337,574
Net realized gains on foreign currency transactions	+	1,771

Net realized gains		36,178,006
Net unrealized losses on investments		(22,574,596)
Net unrealized gains on futures contracts		143,995
Net unrealized losses on foreign currency translations	+	(1,553)

Net unrealized losses	+	(22,432,154)

Net realized and unrealized gains		13,745,852

Increase in net assets resulting from operations		$20,406,824

See financial notes 29

 Schwab Fundamental US Small-Mid Company Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$6,660,972	$3,788,229
Net realized gains		36,178,006	45,922,184
Net unrealized gains (losses)	+	(22,432,154)	39,040,489

Increase in net assets from operations		20,406,824	88,750,902

Distributions to Shareholders

Distributions from net investment income		(4,928,997)	(2,224,324)
Distributions from net realized gains	+	(22,135,589)	—

Total distributions		($27,064,586)	($2,224,324)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		28,330,596	$298,407,637	12,901,533	$119,705,392
Shares reinvested		863,850	9,079,063	77,351	639,688
Shares redeemed	+	(14,343,010)	(150,006,790)	(9,968,970)	(92,450,771)

Net transactions in fund shares		14,851,436	$157,479,910	3,009,914	$27,894,309

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		40,831,826	$412,339,222	37,821,912	$297,918,335
Total increase	+	14,851,436	150,822,148	3,009,914	114,420,887

End of period		55,683,262	$563,161,370	40,831,826	$412,339,222

Net investment income not yet distributed			$4,811,321		$3,137,049

30 See financial notes

Schwab Fundamental International Large Company Index Fund

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	11/1/07–	4/2/07[2]–
	10/31/11	10/31/10	10/31/09[1]	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	8.09	7.69	6.01	11.40	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.23	0.21	0.16	0.28	0.08
Net realized and unrealized gains (losses)	(0.85)	0.41	1.81	(5.56)	1.32

Total from investment operations	(0.62)	0.62	1.97	(5.28)	1.40
Less distributions:
Distributions from net investment income	(0.21)	(0.22)	(0.29)	(0.09)	—
Distributions from net realized gains	—	—	—	(0.02)	—

Total distributions	(0.21)	(0.22)	(0.29)	(0.11)	—

Net asset value at end of period	7.26	8.09	7.69	6.01	11.40

Total return (%)	(7.88)	8.27	34.89	(46.70)	14.00	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.35	0.35	0.35	0.35	0.36	[4,5]
Gross operating expenses	0.57	0.61	0.76	0.74	1.28	[4]
Net investment income (loss)	3.24	2.70	2.80	3.41	2.30	[4]
Portfolio turnover rate	35	65	82	74	50	[3]
Net assets, end of period ($ x 1,000,000)	372	301	253	145	166

1 Effective October 19, 2009, the Investor Share class, the Select Share class and the Institutional Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 Commencement of operations.
3 Not annualized.
4 Annualized.
5 The ratio of net operating expenses would have been 0.35%, if interest expense had not been incurred.

See financial notes 31

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings as of October 31, 2011

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

99.0%		Common Stock	382,450,845	368,486,637
0.5%		Preferred Stock	1,491,408	1,800,976
0.0%		Rights	176,179	70,643
0.0%		Warrants	—	417
0.1%		Other Investment Company	495,250	523,700

99.6%		Total Investments	384,613,682	370,882,373
0.5%		Collateral Invested for Securities on Loan	1,942,763	1,942,763
(0	.1)%	Other Assets and Liabilities, Net		(563,144)

100.0%		Net Assets		372,261,992

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 99.0% of net assets

Australia 5.4%
Australia & New Zealand Banking Group Ltd.	68,182	0.4	1,540,668
BHP Billiton Ltd.	48,498	0.5	1,898,434
Commonwealth Bank of Australia	37,270	0.5	1,914,561
National Australia Bank Ltd.	75,919	0.5	2,027,752
Westpac Banking Corp.	75,529	0.5	1,752,743
Other Securities		3.0	10,999,007

		5.4	20,133,165

Austria 0.3%
Other Securities		0.3	1,301,667

Belgium 0.8%
Other Securities		0.8	2,993,503

Canada 6.1%
Royal Bank of Canada	33,644	0.4	1,641,105
The Toronto-Dominion Bank	19,459	0.4	1,468,674
Other Securities		5.3	19,476,860

		6.1	22,586,639

Denmark 0.5%
Other Securities		0.5	1,896,576

Finland 1.1%
Nokia Oyj	235,567	0.4	1,585,172
Other Securities		0.7	2,463,692

		1.1	4,048,864

France 10.4%
AXA S.A.	160,452	0.7	2,580,700
BNP Paribas S.A.	43,778	0.5	1,954,901
France Telecom S.A.	132,154	0.6	2,375,973
GDF Suez	58,766	0.4	1,655,598
Sanofi	48,345	0.9	3,458,553
Total S.A.	107,672	1.5	5,618,026
Other Securities		5.8	21,060,376

		10.4	38,704,127

Germany 7.9%
Allianz SE - Reg’d	25,481	0.8	2,835,069
BASF SE	28,988	0.6	2,116,002
Daimler AG - Reg’d	46,122	0.6	2,342,493
Deutsche Bank AG - Reg’d	40,772	0.5	1,685,863
Deutsche Telekom AG - Reg’d	239,299	0.8	3,040,085
E.ON AG	114,550	0.7	2,762,371
Muenchener Rueckversicherungs-Gesellschaft AG - Reg’d	12,100	0.4	1,620,425
Siemens AG - Reg’d	20,273	0.6	2,125,032
Other Securities		2.9	10,981,569

		7.9	29,508,909

Greece 0.2%
Other Securities		0.2	704,403

Hong Kong 1.6%
Other Securities		1.6	6,148,863

Ireland 0.3%
Other Securities		0.3	950,525

Israel 0.3%
Other Securities		0.3	1,108,987

Italy 4.3%
Assicurazioni Generali S.p.A.	83,837	0.4	1,500,017
Enel S.p.A.	434,288	0.6	2,049,012
Eni S.p.A.	160,379	1.0	3,545,001
Telecom Italia S.p.A.	1,189,581	0.4	1,480,167
UniCredit S.p.A.	1,301,036	0.4	1,509,702
Other Securities		1.5	5,823,254

		4.3	15,907,153

Japan 16.5%
Canon, Inc.	34,500	0.4	1,566,224

32 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
Mitsubishi UFJ Financial Group, Inc.	486,834	0.6	2,115,750
Toyota Motor Corp.	90,200	0.8	2,994,709
Other Securities		14.7	54,831,930

		16.5	61,508,613

Netherlands 3.7%
ING Groep N.V. CVA *	634,454	1.5	5,469,611
Other Securities		2.2	8,192,800

		3.7	13,662,411

New Zealand 0.1%
Other Securities		0.1	459,283

Norway 0.9%
Other Securities		0.9	3,444,445

Portugal 0.3%
Other Securities		0.3	997,036

Republic of Korea 4.5%
Samsung Electronics Co., Ltd.	3,463	0.8	2,981,160
Other Securities		3.7	13,872,842

		4.5	16,854,002

Singapore 1.0%
Other Securities		1.0	3,596,708

Spain 4.3%
Banco Bilbao Vizcaya Argentaria S.A.	214,405	0.5	1,929,627
Banco Santander S.A.	419,008	1.0	3,546,424
Iberdrola S.A.	204,149	0.4	1,477,012
Repsol YPF S.A.	59,707	0.5	1,797,163
Telefonica S.A.	166,256	0.9	3,533,205
Other Securities		1.0	3,567,884

		4.3	15,851,315

Sweden 2.8%
Other Securities		2.8	10,564,483

Switzerland 4.9%
Nestle S.A. - Reg’d	62,049	1.0	3,588,769
Novartis AG - Reg’d	52,588	0.8	2,962,559
Roche Holding AG	12,152	0.5	1,993,770
Other Securities		2.6	9,697,743

		4.9	18,242,841

United Kingdom 20.8%
AstraZeneca plc	46,268	0.6	2,221,289
Barclays plc	607,345	0.5	1,882,734
BP plc	1,092,057	2.2	8,036,269
British American Tobacco plc	39,661	0.5	1,818,469
GlaxoSmithKline plc	169,439	1.0	3,802,610
HSBC Holdings plc	622,512	1.5	5,431,609
Royal Dutch Shell plc, A Shares	164,866	1.6	5,840,330
Royal Dutch Shell plc, B Shares	126,265	1.2	4,530,155
Tesco plc	301,325	0.5	1,942,767
Vodafone Group plc	2,193,290	1.6	6,090,076
Other Securities		9.6	35,715,811

		20.8	77,312,119

Total Common Stock
(Cost $382,450,845)			368,486,637

Preferred Stock 0.5% of net assets

Germany 0.5%
Other Securities		0.5	1,683,820

Italy 0.0%
Other Securities		0.0	117,156

Total Preferred Stock
(Cost $1,491,408)			1,800,976

Rights 0.0% of net assets

Hong Kong 0.0%
Other Securities		0.0	20,125

Italy 0.0%
Other Securities		0.0	48,728

Republic of Korea 0.0%
Other Securities		0.0	1,790

Total Rights
(Cost $176,179)			70,643

Warrants 0.0% of net assets

Spain 0.0%
Other Securities		0.0	417

Total Warrants
(Cost $—)			417

Other Investment Company 0.1% of net assets

United States 0.1%
Other Securities		0.1	523,700

Total Other Investment Company
(Cost $495,250)			523,700

End of Investments.

See financial notes 33

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.5% of net assets

Invesco Short Term Investments Trust Government & Agency Portfolio	1,942,763	0.5	1,942,763

Total Collateral Invested for Securities on Loan
(Cost $1,942,763)			1,942,763

End of Collateral Invested for Securities on Loan.

At 10/31/11, the tax basis cost of the fund’s investments was $412,378,834 unrealized appreciation and depreciation were $36,765,547 and ($78,262,008), respectively, with a net unrealized depreciation of ($41,496,461).

At 10/31/11, the values of certain foreign securities held by the fund aggregating $346,424,451 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $77,389 or 0.0% of net assets.
(c)	All or a portion of this security is on loan.

CVA —	Dutch Certificate
FDR —	Fiduciary Depositary Receipt.
Reg’d —	Registered
REIT —	Real Estate Investment Trust.
RSP —	Risparmio (Convertible Savings Shares).

34 See financial notes

 Schwab Fundamental International Large Company Index Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments, at value (cost $384,613,682) including securities on loan of $1,587,313		$370,882,373
Foreign currency, at value (cost $210,891)		209,150
Collateral invested for securities on loan		1,942,763
Receivables:
Fund shares sold		1,534,116
Dividends		814,185
Foreign tax reclaims		145,331
Income from securities on loan		8,392
Prepaid expenses	+	8,632

Total assets		375,544,942

Liabilities

Collateral held for securities on loan		1,942,763
Payables:
Investments bought		266,088
Investment adviser and administrator fees		4,661
Shareholder service fees		2,449
Fund shares redeemed		646,363
Due to custodian		296,100
Accrued expenses	+	124,526

Total liabilities		3,282,950

Net Assets

Total assets		375,544,942
Total liabilities	−	3,282,950

Net assets		$372,261,992

Net Assets by Source
Capital received from investors		489,632,724
Net investment income not yet distributed		9,453,672
Net realized capital losses		(113,079,204)
Net unrealized capital losses		(13,745,200)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$372,261,992		51,290,963		$7.26

See financial notes 35

 Schwab Fundamental International Large Company Index Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends (net of foreign withholding taxes of $1,229,702)		$12,096,491
Interest		246
Securities on loan	+	411,713

Total investment income		12,508,450

Expenses

Investment adviser and administrator fees		1,045,688
Shareholder service fees		298,119
FTSE Index fee		213,155
Custodian fees		146,026
Portfolio accounting fees		80,795
Professional fees		48,483
Transfer agent fees		48,333
Registration fees		30,096
Shareholder reports		14,319
Trustees’ fees		8,287
Interest expense		796
Other expenses	+	38,467

Total expenses		1,972,564
Expense reduction by CSIM and its affiliates	−	751,799

Net expenses	−	1,220,765

Net investment income		11,287,685

Realized and Unrealized Gains (Losses)

Net realized gains on investments		3,370,258
Net realized losses on foreign currency transactions	+	(56,930)

Net realized gains		3,313,328
Net unrealized losses on investments		(43,651,027)
Net unrealized losses on foreign currency translations	+	(40,036)

Net unrealized losses	+	(43,691,063)

Net realized and unrealized losses		(40,377,735)

Decrease in net assets resulting from operations		($29,090,050)

36 See financial notes

 Schwab Fundamental International Large Company Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$11,287,685	$7,399,005
Net realized gains (losses)		3,313,328	(22,238,538)
Net unrealized gains (losses)	+	(43,691,063)	36,716,859

Increase (Decrease) in net assets from operations		(29,090,050)	21,877,326

Distributions to Shareholders

Distributions from net investment income		($8,005,998)	($7,367,808)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		22,477,614	$174,921,214	20,064,502	$149,645,007
Shares reinvested		755,041	5,964,829	672,848	5,140,560
Shares redeemed	+	(9,127,025)	(72,203,924)	(16,449,786)	(121,700,994)

Net transactions in fund shares		14,105,630	$108,682,119	4,287,564	$33,084,573

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		37,185,333	$300,675,921	32,897,769	$253,081,830
Total increase	+	14,105,630	71,586,071	4,287,564	47,594,091

End of period		51,290,963	$372,261,992	37,185,333	$300,675,921

Net investment income not yet distributed			$9,453,672		$5,891,081

See financial notes 37

Schwab Fundamental International Small-Mid Company Index Fund

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	1/31/08[2]–
	10/31/11	10/31/10	10/31/09[1]	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	9.96	9.00	6.22	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.24 [3]	0.16 [3]	0.12 [3]	0.27	[3]
Net realized and unrealized gains (losses)	(0.40)	1.09	2.92	(4.05)

Total from investment operations	(0.16)	1.25	3.04	(3.78)
Less distributions:
Distributions from net investment income	(0.27)	(0.29)	(0.26)	—

Net asset value at end of period	9.53	9.96	9.00	6.22

Total return (%)	(1.76)	14.32	51.19	(37.80)[4]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.54	0.55	0.55	0.56	[5,6]
Gross operating expenses	0.99	1.07	3.82	5.44	[5]
Net investment income (loss)	2.29	1.77	1.59	3.55	[5]
Portfolio turnover rate	63	63	81	132	[4]
Net assets, end of period ($ x 1,000,000)	93	74	47	3

1 Effective October 19, 2009, the Investor Share class, the Select Share class and the Institutional Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 Commencement of operations.
3 Calculated based on the average shares outstanding during the period.
4 Not annualized.
5 Annualized.
6 The ratio of net operating expenses would have been 0.55%, if interest expenses had not been incurred.

38 See financial notes

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings as of October 31, 2011

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

98.4%		Common Stock	92,481,164	91,040,735
0.4%		Preferred Stock	287,925	363,136
0.0%		Rights	—	12,729
0.0%		Warrants	—	70
0.4%		Other Investment Company	316,856	337,950
0.3%		Short-Term Investment	290,064	290,064

99.5%		Total Investments	93,376,009	92,044,684
1.3%		Collateral Invested for Securities on Loan	1,197,571	1,197,571
(0	.8)%	Other Assets and Liabilities, Net		(734,183)

100.0%		Net Assets		92,508,072

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 98.4% of net assets

Australia 5.4%
Other Securities		5.4	5,026,282

Austria 1.0%
Strabag SE - BR	5,178	0.2	159,216
Other Securities		0.8	763,388

		1.0	922,604

Belgium 1.1%
Other Securities		1.1	1,038,852

Canada 7.7%
AltaGas Ltd.	6,100	0.2	179,986
Progress Energy Resources Corp.	10,300	0.2	145,807
Tim Hortons, Inc.	3,300	0.2	162,426
Other Securities		7.1	6,685,229

		7.7	7,173,448

Denmark 1.2%
Topdanmark A/S *	1,010	0.2	166,295
Other Securities		1.0	925,449

		1.2	1,091,744

Finland 1.3%
Other Securities		1.3	1,196,177

France 3.9%
Hermes International	552	0.2	187,714
Societe BIC S.A.	1,892	0.2	168,843
Other Securities		3.5	3,212,243

		3.9	3,568,800

Germany 3.5%
MTU Aero Engines Holding AG	2,232	0.2	149,466
SGL Carbon SE (a)*	3,945	0.3	245,194
Other Securities		3.0	2,820,867

		3.5	3,215,527

Greece 0.5%
Other Securities		0.5	473,897

Hong Kong 5.6%
Belle International Holdings Ltd.	79,000	0.2	154,937
First Pacific Co., Ltd.	183,000	0.2	190,650
SJM Holdings Ltd.	98,000	0.2	167,977
Tingyi (Cayman Islands) Holding Corp.	52,000	0.2	147,899
Other Securities		4.8	4,480,035

		5.6	5,141,498

Ireland 0.6%
Other Securities		0.6	570,758

Israel 1.0%
Other Securities		1.0	934,611

Italy 2.6%
Other Securities		2.6	2,395,606

Japan 33.4%
Chiyoda Corp.	13,000	0.2	149,704
FamilyMart Co., Ltd.	4,100	0.2	161,181
Hino Motors Ltd.	27,000	0.2	158,569
K’s Holdings Corp.	3,640	0.2	152,856
Keihin Electric Express Railway Co., Ltd.	19,000	0.2	170,662
Kewpie Corp.	11,500	0.2	156,804
Konami Corp.	7,100	0.3	231,360
Kyowa Hakko Kirin Co., Ltd.	16,000	0.2	180,320
Leopalace21 Corp. (a)*	89,800	0.3	244,933
Oriental Land Co., Ltd.	1,600	0.2	159,010
Sumitomo Rubber Industries Ltd.	12,400	0.2	154,911
The Iyo Bank Ltd.	16,000	0.2	150,108
Toho Holdings Co., Ltd.	12,200	0.2	153,950
Trend Micro, Inc.	4,500	0.2	160,924

See financial notes 39

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
Yamazaki Baking Co., Ltd.	12,000	0.2	159,089
Yokogawa Electric Corp. *	17,400	0.2	162,726
Other Securities		30.0	28,222,530

		33.4	30,929,637

Netherlands 1.3%
Other Securities		1.3	1,173,981

New Zealand 0.6%
Other Securities		0.6	557,067

Norway 1.0%
Other Securities		1.0	932,897

Portugal 0.8%
Other Securities		0.8	700,848

Republic of Korea 7.7%
CJ CheilJedang Corp.	683	0.2	188,484
CJ Corp.	2,390	0.2	171,230
Hyundai Marine & Fire Insurance Co., Ltd.	6,350	0.2	183,869
Hyundai Merchant Marine Co., Ltd.	5,680	0.2	146,668
Korea Zinc Co., Ltd.	513	0.2	150,364
LG Uplus Corp.	25,120	0.2	149,600
NHN Corp. *	710	0.2	148,121
Samsung Engineering Co., Ltd.	729	0.2	148,898
SK Chemicals Co., Ltd.	2,924	0.2	187,063
Taekwang Industrial Co., Ltd.	118	0.2	157,004
Other Securities		5.7	5,480,611

		7.7	7,111,912

Singapore 1.9%
Other Securities		1.9	1,801,392

Spain 1.6%
Other Securities		1.6	1,482,856

Sweden 2.3%
Lundin Petroleum AB *	9,658	0.3	235,701
Meda AB, A Shares	15,555	0.2	158,300
Other Securities		1.8	1,765,965

		2.3	2,159,966

Switzerland 3.0%
Other Securities		3.0	2,765,334

United Kingdom 9.4%
Aggreko plc	5,586	0.2	153,134
Babcock International Group plc	12,968	0.2	146,559
Booker Group plc	124,474	0.2	149,908
Charter International plc	11,801	0.2	169,975
Lancashire Holdings Ltd.	14,249	0.2	163,589
The Berkeley Group Holdings plc *	8,033	0.2	161,084
The Weir Group plc	5,554	0.2	170,157
Other Securities		8.0	7,560,635

		9.4	8,675,041

Total Common Stock
(Cost $92,481,164)			91,040,735

Preferred Stock 0.4% of net assets

Germany 0.4%
Other Securities		0.4	342,850

Republic of Korea 0.0%
Other Securities		0.0	18,545

United Kingdom 0.0%
Other Securities		0.0	1,741

Total Preferred Stock
(Cost $287,925)			363,136

Rights 0.0% of net assets

Australia 0.0%
Other Securities		0.0	3,656

Republic of Korea 0.0%
Other Securities		0.0	9,073

Total Rights
(Cost $—)			12,729

Warrants 0.0% of net assets

Italy 0.0%
Other Securities		0.0	70

Netherlands 0.0%
Other Securities		0.0	—

Total Warrants
(Cost $—)			70

Other Investment Company 0.4% of net assets

United States 0.4%
iShares MSCI EAFE Small Cap Index Fund	9,000	0.4	337,950

Total Other Investment Company
(Cost $316,856)			337,950

40 See financial notes

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings continued

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investment 0.3% of net assets

Time Deposit 0.3%
Bank of America
0.03%, 11/01/11	290,064	0.3	290,064

Total Short-Term Investment
(Cost $290,064)			290,064

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 1.3% of net assets

Invesco Short Term Investments Trust Government & Agency Portfolio	1,197,571	1.3	1,197,571

Total Collateral Invested for Securities on Loan
(Cost $1,197,571)			1,197,571

End of Collateral Invested for Securities on Loan.

At 10/31/11, the tax basis cost of the fund’s investments was $94,807,723 and the unrealized appreciation and depreciation were $10,231,020 and ($12,994,059), respectively, with a net unrealized depreciation of ($2,763,039).

At 10/31/11, the values of certain foreign securities held by the fund aggregating $83,053,215 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $210,798 or 0.2% of net assets.

CVA —	Dutch Certificate.
Reg’d —	Registered.
REIT —	Real Estate Investment Trust.
RSP —	Risparmio (Convertible Savings Shares).

See financial notes 41

 Schwab Fundamental International Small-Mid Company Index Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments, at value (cost $93,376,009) including securities on loan of $1,084,909		$92,044,684
Foreign currency, at value (cost $154,017)		154,360
Collateral invested for securities on loan		1,197,571
Receivables:
Investments sold		63,268
Dividends		264,444
Fund shares sold		221,698
Foreign tax reclaims		21,380
Income from securities on loan		4,833
Prepaid expenses	+	2,032

Total assets		93,974,270

Liabilities

Collateral held for securities on loan		1,197,571
Payables:
Investments bought		63,268
Investment adviser and administrator fees		2,507
Shareholder service fees		632
Fund shares redeemed		94,917
Accrued expenses	+	107,303

Total liabilities		1,466,198

Net Assets

Total assets		93,974,270
Total liabilities	−	1,466,198

Net assets		$92,508,072

Net Assets by Source
Capital received from investors		89,157,446
Net investment income not yet distributed		1,370,750
Net realized capital gains		3,314,844
Net unrealized capital losses		(1,334,968)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$92,508,072		9,705,240		$9.53

42 See financial notes

 Schwab Fundamental International Small-Mid Company Index Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends (net of foreign withholding taxes of $214,007)		$2,536,302
Interest		100
Securities on loan	+	60,527

Total investment income		2,596,929

Expenses

Investment adviser and administrator fees		366,327
Shareholder service fees		65,213
Custodian fees		133,508
FTSE Index fee		86,727
Portfolio accounting fees		80,791
Professional fees		46,112
Transfer agent fees		45,892
Registration fees		20,905
Shareholder reports		9,750
Trustees’ fees		6,473
Interest expense		581
Other expenses	+	47,504

Total expenses		909,783
Expense reduction by CSIM and its affiliates	−	413,260

Net expenses	−	496,523

Net investment income		2,100,406

Realized and Unrealized Gains (Losses)

Net realized gains on investments		4,373,467
Net realized gains on foreign currency transactions	+	6,471

Net realized gains		4,379,938
Net unrealized losses on investments		(9,750,639)
Net unrealized losses on foreign currency translations	+	(10,266)

Net unrealized losses	+	(9,760,905)

Net realized and unrealized losses		(5,380,967)

Decrease in net assets resulting from operations		($3,280,561)

See financial notes 43

 Schwab Fundamental International Small-Mid Company Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$2,100,406	$1,023,950
Net realized gains		4,379,938	3,763,778
Net unrealized gains (losses)	+	(9,760,905)	3,693,389

Increase (Decrease) in net assets from operations		(3,280,561)	8,481,117

Distributions to Shareholders

Distributions from net investment income		($2,008,011)	($1,616,483)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,357,124	$45,080,122	4,097,167	$37,090,973
Shares reinvested		127,659	1,268,928	105,785	940,433
Shares redeemed	+	(2,197,870)	(22,426,178)	(1,962,798)	(17,631,284)

Net transactions in fund shares		2,286,913	$23,922,872	2,240,154	$20,400,122

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		7,418,327	$73,873,772	5,178,173	$46,609,016
Total increase	+	2,286,913	18,634,300	2,240,154	27,264,756

End of period		9,705,240	$92,508,072	7,418,327	$73,873,772

Net investment income not yet distributed			$1,370,750		$914,892

44 See financial notes

Schwab Fundamental Emerging Markets Index Fund

Financial Statements

Financial Highlights

	11/1/10–	11/1/09–	11/1/08–	1/31/08[2]–
	10/31/11	10/31/10	10/31/09[1]	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	10.81	8.91	5.74	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.24	0.17	0.05	0.16
Net realized and unrealized gains (losses)	(1.37)	1.81	3.27	(4.42)

Total from investment operations	(1.13)	1.98	3.32	(4.26)
Less distributions:
Distributions from net investment income	(0.15)	(0.08)	(0.15)	—
Distributions from net realized gains	(0.36)	—	—	—

Total distributions	(0.51)	(0.08)	(0.15)	—

Net asset value at end of period	9.17	10.81	8.91	5.74

Total return (%)	(10.99)	22.36	59.55	(42.60)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.61 [4]	0.61 [4]	0.61 [4]	0.61	[4,5]
Gross operating expenses	0.91	0.98	1.70	4.06	[5]
Net investment income (loss)	2.51	2.31	1.56	2.31	[5]
Portfolio turnover rate	56	91	103	159	[3]
Net assets, end of period ($ x 1,000,000)	310	294	119	6

1 Effective October 19, 2009, the Investor Share class, the Select Share and the Institutional Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 Commencement of operations.
3 Not annualized.
4 The ratio of net operating expenses would have been 0.60%, if interest expenses had not been incurred.
5 Annualized.

See financial notes 45

 Schwab Fundamental Emerging Markets Index Fund

Portfolio Holdings as of October 31, 2011

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

88.0%	Common Stock	277,981,460	273,181,901
10.2%	Preferred Stock	33,543,864	31,707,219
0.0%	Rights	—	—
1.2%	Other Investment Company	3,566,400	3,672,000
0.3%	Short-Term Investment	769,415	769,415

99.7%	Total Investments	315,861,139	309,330,535
0.2%	Collateral Invested for Securities on Loan	665,550	665,550
0.1%	Other Assets and Liabilities, Net		338,278

100.0%	Net Assets		310,334,363

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 88.0% of net assets

Brazil 6.9%
Banco do Brasil S.A.	145,100	0.7	2,188,945
Petroleo Brasileiro S.A. - Petrobras	360,800	1.6	4,850,316
Vale S.A.	111,300	0.9	2,833,633
Other Securities		3.7	11,575,843

		6.9	21,448,737

Chile 1.5%
Other Securities		1.5	4,545,766

China 14.4%
Bank of China Ltd., Class H	7,902,234	0.9	2,812,474
China Construction Bank Corp., Class H	7,553,000	1.8	5,549,455
China Mobile Ltd.	740,500	2.3	7,037,961
China Petroleum & Chemical Corp., Class H	3,220,000	1.0	3,045,250
China Telecom Corp., Ltd., Class H	3,258,000	0.6	2,011,512
China Unicom (Hong Kong) Ltd.	1,115,056	0.7	2,241,949
CNOOC Ltd.	1,217,000	0.7	2,300,568
Industrial & Commercial Bank of China Ltd., Class H	6,380,172	1.3	3,984,180
PetroChina Co., Ltd., Class H	2,597,000	1.1	3,371,405
Other Securities		4.0	12,221,366

		14.4	44,576,120

Colombia 1.1%
Ecopetrol S.A.	1,090,010	0.8	2,336,570
Other Securities		0.3	973,151

		1.1	3,309,721

Czech Republic 0.8%
CEZ A/S	35,826	0.5	1,514,936
Other Securities		0.3	1,096,997

		0.8	2,611,933

Egypt 0.5%
Other Securities		0.5	1,624,164

Hungary 0.7%
Other Securities		0.7	2,249,821

India 6.5%
Axis Bank Ltd.	67,228	0.5	1,585,200
Reliance Industries Ltd.	135,417	0.8	2,417,349
Other Securities		5.2	16,250,506

		6.5	20,253,055

Indonesia 1.6%
PT Astra International Tbk	212,000	0.5	1,634,686
Other Securities		1.1	3,190,034

		1.6	4,824,720

Malaysia 4.0%
Malayan Banking Berhad	713,400	0.6	1,936,826
Other Securities		3.4	10,539,240

		4.0	12,476,066

Mexico 5.0%
America Movil S.A.B. de C.V., Series L	2,317,200	0.9	2,945,402
Cemex S.A.B. de C.V., Series CPO *	4,753,990	0.7	2,079,670
Fomento Economico Mexicano S.A.B. de C.V.	234,200	0.5	1,571,584
Grupo Mexico S.A.B. de C.V., Series B	572,874	0.5	1,587,902
Other Securities		2.4	7,460,757

		5.0	15,645,315

Poland 2.2%
Polski Koncern Naftowy Orlen S.A. *	160,423	0.6	1,980,924
Other Securities		1.6	4,705,297

		2.2	6,686,221

Russia 11.2%
Gazprom ADR	818,538	3.1	9,488,786
LUKOIL ADR	135,761	2.5	7,863,435

46 See financial notes

 Schwab Fundamental Emerging Markets Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
Mining & Metallurgical Co. Norilsk Nickel OJSC ADR	76,215	0.5	1,486,258
Rosneft Oil Co. GDR - Reg’d	231,758	0.5	1,642,146
Sberbank of Russia ADR *	174,484	0.6	1,878,353
Surgutneftegaz ADR	584,821	1.6	5,015,077
Tatneft ADR	62,162	0.6	1,836,135
Other Securities		1.8	5,608,128

		11.2	34,818,318

South Africa 10.8%
FirstRand Ltd.	690,349	0.6	1,709,358
Impala Platinum Holdings Ltd.	73,388	0.5	1,685,436
MTN Group Ltd.	177,740	1.0	3,089,263
Sanlam Ltd.	402,527	0.5	1,504,447
Sasol Ltd.	71,130	1.0	3,198,906
Standard Bank Group Ltd.	257,952	1.0	3,167,462
Other Securities		6.2	19,158,810

		10.8	33,513,682

Taiwan 17.4%
Asustek Computer, Inc.	261,041	0.6	1,814,805
China Steel Corp.	2,105,733	0.7	2,095,011
Chunghwa Telecom Co., Ltd.	687,906	0.7	2,301,477
Formosa Plastics Corp.	803,820	0.8	2,364,107
Hon Hai Precision Industry Co., Ltd.	1,601,042	1.4	4,389,060
Nan Ya Plastics Corp.	1,137,160	0.8	2,558,185
Quanta Computer, Inc.	869,500	0.6	1,711,036
Taiwan Semiconductor Manufacturing Co., Ltd.	3,081,689	2.4	7,509,695
Other Securities		9.4	29,254,061

		17.4	53,997,437

Thailand 1.6%
Other Securities		1.6	5,036,604

Turkey 1.8%
Other Securities		1.8	5,564,221

Total Common Stock
(Cost $277,981,460)			273,181,901

Preferred Stock 10.2% of net assets

Brazil 10.1%
Banco Bradesco S.A.	197,376	1.2	3,569,633
Companhia de Bebidas das Americas	51,700	0.6	1,726,997
Itau Unibanco Holding S.A.	229,965	1.4	4,384,049
Petroleo Brasileiro S.A.	532,600	2.1	6,613,876
Vale S.A., Class A	143,300	1.1	3,405,446
Other Securities		3.7	11,634,251

		10.1	31,334,252

Colombia 0.1%
Other Securities		0.1	372,967

Total Preferred Stock
(Cost $33,543,864)			31,707,219

Rights 0.0% of net assets

Colombia 0.0%
Other Securities		0.0	—

Total Rights
(Cost $—)			—

Other Investment Company 1.2% of net assets

United States 1.2%
iShares MSCI Emerging Markets Index Fund	90,000	1.2	3,672,000

Total Other Investment Company
(Cost $3,566,400)			3,672,000

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investment 0.3% of net assets

Time Deposit 0.3%
Other Securities		0.3	769,415

Total Short-Term Investment
(Cost $769,415)			769,415

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.2% of net assets

Invesco Short Term Investments Trust Government & Agency Portfolio	665,550	0.2	665,550

Total Collateral Invested for Securities on Loan
(Cost $665,550)			665,550

End of Collateral Invested for Securities on Loan.

At 10/31/11, the tax basis cost of the fund’s investments was $321,105,289 and the unrealized appreciation and depreciation were $19,442,524 and ($31,217,278), respectively, with a net unrealized depreciation of ($11,774,754).

At 10/31/11, the values of certain foreign securities held by the fund aggregating $216,564,064 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	All or a portion of this security is on loan.

See financial notes 47

 Schwab Fundamental Emerging Markets Index Fund

Portfolio Holdings continued

(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
Reg’d —	Registered

48 See financial notes

 Schwab Fundamental Emerging Markets Index Fund

Statement of
Assets and Liabilities
As of October 31, 2011

Assets

Investments, at value (cost $315,861,139) including securities on loan of $595,815		$309,330,535
Foreign currency, at value (cost $373,461)		379,211
Collateral invested for securities on loan		665,550
Receivables:
Investments sold		18,085
Fund shares sold		2,727,447
Dividends		241,915
Income from securities on loan		2,376
Prepaid expenses	+	6,552

Total assets		313,371,671

Liabilities

Collateral held for securities on loan		665,550
Payables:
Investments bought		1,954,852
Investment adviser and administrator fees		7,172
Shareholder service fees		1,265
Fund shares redeemed		205,412
Accrued expenses	+	203,057

Total liabilities		3,037,308

Net Assets

Total assets		313,371,671
Total liabilities	−	3,037,308

Net assets		$310,334,363

Net Assets by Source
Capital received from investors		309,363,160
Net investment income not yet distributed		6,702,195
Net realized capital gains		786,008
Net unrealized capital losses		(6,517,000)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$310,334,363		33,826,795		$9.17

See financial notes 49

 Schwab Fundamental Emerging Markets Index Fund

Statement of
Operations
For November 1, 2010 through October 31, 2011

Investment Income

Dividends (net of foreign withholding taxes of $1,292,698)		$9,828,169
Interest		218
Securities on loan	+	26,488

Total investment income		9,854,875

Expenses

Investment adviser and administrator fees		1,579,096
Shareholder service fees		207,128
Custodian fees		383,909
FTSE Index fee		331,610
Transfer agent fees		105,147
Portfolio accounting fees		72,201
Professional fees		48,734
Registration fees		44,891
Interest expense		27,370
Shareholder reports		24,211
Trustees’ fees		8,089
Other expenses	+	31,139

Total expenses		2,863,525
Expense reduction by CSIM and its affiliates	−	941,239

Net expenses	−	1,922,286

Net investment income		7,932,589

Realized and Unrealized Gains (Losses)

Net realized gains on investments		5,381,719
Net realized losses on foreign currency transactions	+	(580,126)

Net realized gains		4,801,593
Net unrealized losses on investments (net of foreign capital gain tax of $308,228)		(50,398,837)
Net unrealized gains on foreign currency translations	+	5,074

Net unrealized losses	+	(50,393,763)

Net realized and unrealized losses		(45,592,170)

Decrease in net assets resulting from operations		($37,659,581)

50 See financial notes

 Schwab Fundamental Emerging Markets Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/10-10/31/11			11/1/09-10/31/10
Net investment income		$7,932,589	$4,482,157
Net realized gains		4,801,593	16,047,573
Net unrealized gains (losses)	+	(50,393,763)	20,262,394

Increase (Decrease) in net assets from operations		(37,659,581)	40,792,124

Distributions to Shareholders

Distributions from net investment income		(4,207,384)	(1,195,864)
Distributions from net realized gains	+	(9,830,980)	—

Total distributions		($14,038,364)	($1,195,864)

Transactions in Fund Shares

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		17,110,504	$176,362,625	19,525,248	$189,738,742
Shares reinvested		806,425	8,346,494	68,369	648,824
Shares redeemed	+	(11,306,201)	(117,012,298)	(5,759,702)	(54,877,962)

Net transactions in fund shares		6,610,728	$67,696,821	13,833,915	$135,509,604

Shares Outstanding and Net Assets

		11/1/10-10/31/11		11/1/09-10/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		27,216,067	$294,335,487	13,382,152	$119,229,623
Total increase	+	6,610,728	15,998,876	13,833,915	175,105,864

End of period		33,826,795	$310,334,363	27,216,067	$294,335,487

Net investment income not yet distributed			$6,702,195		$3,385,141

See financial notes 51

 Schwab Fundamental Index Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab Premier Equity Fund
Schwab Fundamental US Large Company Index Fund	Schwab Core Equity Fund
Schwab Fundamental US Small-Mid Company Index Fund	Schwab Dividend Equity Fund
Schwab Fundamental International Large	Schwab Large-Cap Growth Fund
Company Index Fund	Schwab Small-Cap Equity Fund
Schwab Fundamental International	Schwab Hedged Equity Fund
Small-Mid Company Index Fund	Schwab Financial Services Fund
Schwab Fundamental Emerging Markets Index Fund	Schwab Health Care Fund
Schwab S&P 500 Index Fund	Schwab International Core Equity Fund
Schwab Small-Cap Index Fund	Schwab Target 2010 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2015 Fund
Schwab International Index Fund	Schwab Target 2020 Fund
Schwab MarketTrack All Equity Portfolio	Schwab Target 2025 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2030 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2035 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Target 2040 Fund
Laudus Small-Cap MarketMasters Fund	Schwab Monthly Income Fund-Moderate Payout
Laudus International MarketMasters Fund	Schwab Monthly Income Fund-Enhanced Payout
Schwab Balanced Fund	Schwab Monthly Income Fund-Maximum Payout

Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value (“NAV”), which is the price for all outstanding shares of the funds. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	International fair valuation: The Board of Trustees has adopted procedures to fair value foreign equity securities that trade in markets that close prior to when the funds value their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect

52

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Futures and forward contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a value based on that day’s exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. The funds do not adjust the quoted prices for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds

 53

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of October 31, 2011:

Schwab Fundamental US Large Company Index Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$1,373,217,075	$—	$—	$1,373,217,075
Diversified Financials	105,272,110	—	9,216	105,281,326
Other Investment Company(a)	7,158,112	—	—	7,158,112
Short-Term Investments(a)	—	985,003	—	985,003

Total	$1,485,647,297	$985,003	$9,216	$1,486,641,516

Other Financial Instruments
Collateral Invested for Securities on Loan	$4,904,747	$—	$—	$4,904,747
Futures Contract*	409,840	—	—	409,840

The following is a reconciliation of Level 3 Investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2010	(Losses)	(Losses)	Purchases	Sales	in**	out**	2011

Common Stock	$—	($5,334)	($289,138)	$133,298	($93,481)	$263,871	$—	$9,216

Total	$—	($5,334)	($289,138)	$133,298	($93,481)	$263,871	$—	$9,216

Schwab Fundamental US Small-Mid Company Index Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$515,017,525	$—	$—	$515,017,525
Banks	44,818,314	—	40,139	44,858,453
Rights(a)	—	—	6,053	6,053
Warrants	—	—	—	—
Other Investment Company(a)	6,000,596	—	—	6,000,596
Short-Term Investments(a)	—	775,001	—	775,001

Total	$565,836,435	$775,001	$46,192	$566,657,628

Other Financial Instruments
Collateral Invested for Securities on Loan	$15,327,665	$—	$—	$15,327,665
Futures Contract*	318,689	—	—	318,689

54

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The following is a reconciliation of Level 3 Investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2010	(Losses)	(Losses)	Purchases	Sales	in**	out**	2011

Common Stock	$—	($14,610)	($609,747)	$190,507	($109,916)	$583,905	$—	$40,139
Rights	1,287,876	—	(1,281,823)	—		—	—	6,053

Total	$1,287,876	($14,610)	($1,891,570)	$190,507	($109,916)	$583,905	$—	$46,192

Schwab Fundamental International Large Company Index Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$—	$130,985,065	$—	$130,985,065
Australia	204,621	19,928,544	—	20,133,165
Canada	22,559,611	—	27,028	22,586,639
Hong Kong	—	6,124,605	24,258	6,148,863
Japan	105,909	61,402,704	—	61,508,613
Netherlands	257,386	13,405,025	—	13,662,411
Norway	64,084	3,380,361	—	3,444,445
Republic of Korea	332,972	16,521,030	—	16,854,002
Spain	176,344	15,674,971	—	15,851,315
United Kingdom	106,761	77,201,170	4,188	77,312,119
Preferred Stock(a)	—	1,800,976	—	1,800,976
Rights(a)	48,728	—	—	48,728
Hong Kong	—	—	20,125	20,125
Republic of Korea	—	—	1,790	1,790
Warrants(a)	417	—	—	417
Other Investment Company(a)	523,700	—	—	523,700

Total	$24,380,533	$346,424,451	$77,389	$370,882,373

Other Financial Instruments
Collateral Invested for Securities on Loan	$1,942,763	$—	$—	$1,942,763

 55

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The following is a reconciliation of Level 3 Investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2010	(Losses)	(Losses)	Purchases	Sales	in**	out**	2011

Common Stock
Canada	$—	$—	($102,864)	$129,892	$—	$—	$—	$27,028
Hong Kong	—	—	(56,096)	80,354	—	—	—	24,258
United Kingdom	6,965	114	(203)	4,166	(6,854)	—	—	4,188
Rights
Hong Kong	—	—	20,125	—	—	—	—	20,125
Republic of Korea	—	—	1,790	—	—	—	—	1,790

Total	$6,965	$114	($137,248)	$214,412	($6,854)	$—	$—	$77,389

Schwab Fundamental International Small-Mid Company Index Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$—	$52,390,939	$—	$52,390,939
Belgium	62,243	976,609	—	1,038,852
Canada	7,173,448	—	—	7,173,448
Finland	59,471	1,136,706	—	1,196,177
France	28,240	3,540,560	—	3,568,800
Germany	135,265	3,080,262	—	3,215,527
Ireland	140,548	430,210	—	570,758
Netherlands	—	1,164,157	9,824	1,173,981
Republic of Korea	307,688	6,680,087	124,137	7,111,912
Sweden	15,233	2,080,626	64,107	2,159,966
Switzerland	44,502	2,720,832	—	2,765,334
United Kingdom	184,209	8,490,832	—	8,675,041
Preferred Stock(a)	—	361,395	—	361,395
United Kingdom	—	—	1,741	1,741
Rights(a)	—	—	12,729	12,729
Warrants(a)	70	—	—	70
Other Investment Company(a)	337,950	—	—	337,950
Short-Term Investment(a)	—	290,064	—	290,064

Total	$8,488,867	$83,343,279	$212,538	$92,044,684

Other Financial Instruments
Collateral Invested for Securities on Loan	$1,197,571	$—	$—	$1,197,571

56

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The following is a reconciliation of Level 3 Investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2010	(Losses)	(Losses)	Purchases	Sales	in**	out**	2011

Common Stock
Australia	$81,636	$39,731	($39,185)	$—	($82,182)	$—	$—	$—
Japan	—	(4,445)	4,445	—	—	—	—	—
Netherlands	—	39,762	(33,502)	25,051	(175,705)	154,218	—	9,824
Republic of Korea	64,927	12,040	(68,047)	66,599	(47,072)	95,690	—	124,137
Singapore	42,317	19,683	(19,953)	—	(42,047)	—	—	—
Sweden	—	—	21,634	23,504	—	18,969	—	64,107
United Kingdom	3,968	(10,367)	10,424	—	(4,025)	—	—	—
Preferred Stock
United Kingdom	—	—	(5)	1,746	—	—	—	1,741
Rights
Australia	—	—	3,656	—	—	—	—	3,656
Republic of Korea	—	—	9,073	—	—	—	—	9,073

Total	$192,848	$96,404	($111,460)	$116,900	($351,031)	$268,877	$—	$212,538

Schwab Fundamental Emerging Markets Index Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$—	$112,334,319	$—	$112,334,319
Brazil	21,448,737	—	—	21,448,737
Chile	4,545,766	—	—	4,545,766
Colombia	3,309,721	—	—	3,309,721
Czech Republic	748,772	1,863,161	—	2,611,933
Egypt	693,843	930,321	—	1,624,164
India	2,132,955	18,120,100	—	20,253,055
Malaysia	210,771	12,265,295	—	12,476,066
Mexico	15,645,315	—	—	15,645,315
Russia	3,082,300	31,736,018	—	34,818,318
South Africa	380,403	33,133,279	—	33,513,682
Thailand	4,094,511	942,093	—	5,036,604
Turkey	324,743	5,239,478	—	5,564,221
Preferred Stock(a)	31,707,219	—	—	31,707,219
Rights(a)	—	—	—	—
Other Investment Company(a)	3,672,000	—	—	3,672,000
Short-Term Investment(a)	—	769,415	—	769,415

Total	$91,997,056	$217,333,479	$—	$309,330,535

Other Financial Instruments
Collateral Invested for Securities on Loan	$665,550	$—	$—	$665,550

 57

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

*	Futures Contracts are not included in Investments and are valued at unrealized appreciation or depreciation.
**	All security transfers in and out of Level 3 from Level 1 or Level 2 were the result of fair valued securities for which no quoted value was available.
(a)	As categorized in complete schedule of holdings.

All net realized and change in unrealized gains (losses) in the tables above are reflected on the accompanying statements of operations. Changes in net unrealized gains (losses) for Level 3 investments held by the funds at October 31, 2011 are as follows:

Schwab Fundamental US Large Company Index Fund	($291,456)
Schwab Fundamental US Small-Mid Company Index Fund	(816,256)
Schwab Fundamental International Large Company Index Fund	(137,022)
Schwab Fundamental International Small-Mid Company Index Fund	(115,563)
Schwab Fundamental Emerging Markets Index Fund	—

The funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1 and Level 2 for the period ended October 31, 2011.

Certain funds entered into equity index futures contracts (“futures”) from November 1, 2010 through October 31, 2011. The funds invested in futures to gain market exposure while still keeping a small portion of assets in cash for business operations. The fair value and due to brokers for futures held at October 31, 2011 and the realized/unrealized gains (losses) on futures contracts held during the period ended October 31, 2011 are presented on the face of the Portfolio Holdings, Statement of Assets and Liabilities and Statement of Operations, respectively. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period, the monthly average contract value of futures contracts held by the funds and the monthly average number of contracts were as follows:

	Contract Values	Number of Contracts

Schwab Fundamental US Large Company Index Fund	$9,301,440	147
Schwab Fundamental US Small-Mid Company Index Fund	3,939,713	51
Schwab Fundamental International Large Company Index Fund	—	—
Schwab Fundamental International Small-Mid Company Index Fund	—	—
Schwab Fundamental Emerging Markets Index Fund	—	—

(b) Accounting Policies for certain Portfolio Investments (if held):

Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (“variation margin”) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value changes daily.

Forward Foreign Currency Contracts: “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. The value of the forward foreign currency contracts are accounted for as unrealized gains or losses until the contracts settle, at which time the gains or losses are realized.

Securities Lending: Under the Securities Lending Program, a fund (the “lender”) may make short-term loans of its securities to another party (the “borrower”) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. The initial collateral received by a fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained

58

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

thereafter, at a value equal to at least 100% of the current market value of the securities on loan and is marked to market daily. The cash collateral of securities loaned is invested in money market portfolios registered under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement.

If applicable, the value of the securities on loan as of October 31, 2011 and the value of the related collateral are disclosed in the complete Portfolio Holdings and the Statement of Assets and Liabilities.

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject a fund to counterparty risk, meaning that the fund could lose money if the other party fails to perform under the terms of the agreement. The funds mitigate this risk by ensuring that the funds’ repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the funds’ custodian (or, with multi-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. A fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

 59

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges, capital gains on investments on currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2011, if any, are reflected in the funds’ Statement of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(l) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

60

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in a fund will fluctuate, which means that you could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

As an index fund, each fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

In addition, because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. Further, because of a fund’s expenses, the fund’s performance may be below that of its benchmark index.

Certain funds do not fully replicate their benchmark index and may hold securities not included in the index. As a result, such funds are subject to the risk that the investment adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. A fund utilizing a sampling approach, may not track the return of the index as well as it would if the fund purchases all of the securities in the benchmark index.

A significant percentage of an index may be composed of securities in a single industry or sector of the economy. If a fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Although certain indices encompass stocks from many different sectors of the economy, their performance may primarily reflect that of large company stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments — bonds or mid or small company stocks, for instance — a fund’s large-cap holdings could reduce performance.

Historically, mid- and small-cap stocks have been riskier than large-cap stocks. Mid- and small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid- and small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — a fund’s small- and mid-cap holdings could reduce performance.

A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

 61

 Schwab Fundamental Index Funds

Financial Notes (continued)

3. Risk Factors (continued):

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund.

A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the following funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

			Schwab	Schwab
	Schwab	Schwab	Fundamental	Fundamental	Schwab
	Fundamental	Fundamental	International	International	Fundamental
	US Large	US Small-Mid	Large	Small-Mid	Emerging
	Company	Company	Company	Company	Markets
% of Average Daily Net Assets	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

First $500 million	0.30%	0.30%	0.30%	0.40%	0.50%
$500 million to $5 billion	0.22%	0.22%	0.22%	0.38%	0.48%
$5 billion to $10 billion	0.20%	0.20%	0.20%	0.36%	0.46%
over $10 billion	0.18%	0.18%	0.18%	0.34%	0.44%

The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described in the table below regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement (“expense limitation”) with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the funds’ Board of Trustees, to limit the total annual fund operating expenses,

62

 Schwab Fundamental Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

excluding interest, taxes and certain non-routine expenses. The expense limitation as a percentage of average daily net assets is as follows:

		Schwab	Schwab
Schwab	Schwab	Fundamental	Fundamental	Schwab
Fundamental	Fundamental	International	International	Fundamental
US Large	US Small-Mid	Large	Small-Mid	Emerging
Company	Company	Company	Company	Markets
Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

0.35%	0.35%	0.35%	0.55%	0.60%

CSIM has entered into a license agreement with FTSE to use certain FTSE indexes and trademarks in connection with the offering and operation of certain registered investment companies. The funds have entered into a sub-license agreement with CSIM pursuant to which CSIM has agreed to sub-license certain FTSE indexes and trademarks to the funds. Under the sub-license agreement, each fund pays its pro rata share of licensing fees.

The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corporation shares owned by the Schwab Fundamental US Large Company Index Fund during the report period:

	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received
	Held at	Gross	Gross	Held at	Value at	11/01/10	11/01/10
Fund	10/31/10	Additions	Sales	10/31/11	10/31/11	to 10/31/11	to 10/31/11

Schwab Fundamental US Large Company Index Fund	53,415	41,100	—	94,515	$1,160,644	$—	$15,742

The funds may also let a related party own shares of the funds. As of October 31, 2011, the shares owned by Schwab Charitable Giving Trust (an affiliate of Schwab) as a percentage of the total shares of the Schwab Fundamental International Large Company Index Fund was 12.5%.

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2011, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Schwab Fundamental US Large Company Index Fund	$24,243,112
Schwab Fundamental US Small-Mid Company Index Fund	24,243,112
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small-Mid Company Index Fund	—
Schwab Fundamental Emerging Markets Index Fund	—

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

 63

 Schwab Fundamental Index Funds

Financial Notes (continued)

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2011, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab Fundamental US Large Company Index Fund	$576,930,577	$140,429,303
Schwab Fundamental US Small-Mid Company Index Fund	358,998,050	198,556,220
Schwab Fundamental International Large Company Index Fund	235,258,255	123,676,510
Schwab Fundamental International Small-Mid Company Index Fund	82,309,406	57,607,702
Schwab Fundamental Emerging Markets Index Fund	238,376,668	178,440,969

9. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/10-10/31/11)	(11/1/09-10/31/10)

Schwab Fundamental US Large Company Index Fund	$18,099	$21,126
Schwab Fundamental US Small-Mid Company Index Fund	10,864	14,086
Schwab Fundamental International Large Company Index Fund	9,544	10,801
Schwab Fundamental International Small-Mid Company Index Fund	3,703	4,653
Schwab Fundamental Emerging Markets Index Fund	15,248	11,177

64

 Schwab Fundamental Index Funds

Financial Notes (continued)

10. Federal Income Taxes:

As of October 31, 2011, the components of distributable earnings on a tax-basis were as follows:

			Schwab	Schwab
	Schwab	Schwab	Fundamental	Fundamental	Schwab
	Fundamental	Fundamental	International	International	Fundamental
	US Large	US Small-Mid	Large	Small-Mid	Emerging
	Company	Company	Company	Company	Markets
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Undistributed ordinary income	$21,895,898	$13,939,022	$10,628,905	$3,817,034	$10,166,839
Undistributed long-term capital gains	—	30,415,553	—	2,300,287	2,561,237
Unrealized appreciation on investments	154,568,175	102,547,101	36,765,547	10,231,020	19,442,524
Unrealized depreciation on investments	(75,919,122)	(58,998,527)	(78,262,008)	(12,994,059)	(31,217,278)
Other unrealized appreciation/(depreciation)	(1)	(2)	(13,891)	(3,643)	17,883

Net unrealized appreciation/(depreciation)	$78,649,052	$43,548,572	($41,510,352)	($2,766,682)	($11,756,871)

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains, for federal income tax purposes. For the year ended October 31, 2011, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

			Schwab	Schwab
	Schwab	Schwab	Fundamental	Fundamental	Schwab
	Fundamental	Fundamental	International	International	Fundamental
	US Large	US Small-Mid	Large	Small-Mid	Emerging
	Company	Company	Company	Company	Markets
Expiration Date	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

October 31, 2016	$40,343,237	$—	$6,762,865	$—	$—
October 31, 2017	63,611,979	—	58,777,944	—	—
October 31, 2018	—	—	20,948,477	—	—

Total	$103,955,216	$—	$86,489,286	$—	$—

For the year ended October 31, 2011, the funds had capital losses utilized as follows:

			Schwab	Schwab
	Schwab	Schwab	Fundamental	Fundamental	Schwab
	Fundamental	Fundamental	International	International	Fundamental
	US Large	US Small-Mid	Large	Small-Mid	Emerging
	Company	Company	Company	Company	Markets
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Capital losses utilized	$8,425,016	$—	$3,759,418	$153,428	$—

 65

 Schwab Fundamental Index Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were:

			Schwab	Schwab
	Schwab	Schwab	Fundamental	Fundamental	Schwab
	Fundamental	Fundamental	International	International	Fundamental
	US Large	US Small-Mid	Large	Small-Mid	Emerging
	Company	Company	Company	Company	Markets
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Current period distributions
Ordinary income	$16,798,869	$21,827,248	$8,005,998	$2,008,011	$9,872,229
Long-term capital gains	—	5,237,338	—	—	4,166,135
Return of capital	—	—	—	—	—

Prior period distributions
Ordinary income	$8,047,761	$2,224,324	$7,367,808	$1,616,483	$1,195,864
Long-term capital gains	—	—	—	—	—
Return of capital	—	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2011, the funds made the following reclassifications:

			Schwab	Schwab
	Schwab	Schwab	Fundamental	Fundamental	Schwab
	Fundamental	Fundamental	International	International	Fundamental
	US Large	US Small-Mid	Large	Small-Mid	Emerging
	Company	Company	Company	Company	Markets
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Capital shares	$46,477	$—	($51)	$—	$—
Undistributed net investment income	(93,590)	(57,703)	280,904	363,463	(408,151)
Net realized capital gains/(losses)	47,113	57,703	(280,853)	(363,463)	408,151

As of October 31, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2011, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs

66

 Schwab Fundamental Index Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 67

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small-Mid Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets Index Fund

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small-Mid Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small-Mid Company Index Fund, and Schwab Fundamental Emerging Markets Index Fund (five of the portfolios constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 15, 2011

68

Other Federal Tax Information (unaudited)

The funds elect to pass through under section 853 of the Internal Revenue Code foreign tax credit to its shareholders for the year ended October 31, 2011, and the respective foreign source income on the funds as follows.

	Foreign Tax Credit	Foreign Source Income

Schwab Fundamental US Large Company Index Fund	$—	$—
Schwab Fundamental US Small-Mid Company Index Fund	—	—
Schwab Fundamental International Large Company Index Fund	1,215,632	13,205,745
Schwab Fundamental International Small-Mid Company Index Fund	189,051	2,740,236
Schwab Fundamental Emerging Markets Index Fund	1,248,415	11,088,294

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2011, qualify for the corporate dividends received deduction:

Percentage

Schwab Fundamental US Large Company Index Fund	100.00
Schwab Fundamental US Small-Mid Company Index Fund	13.26
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small-Mid Company Index Fund	—
Schwab Fundamental Emerging Markets Index Fund	—

For the fiscal year ended October 31, 2011, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2012 via IRS form 1099 of the amounts for use in preparing their 2011 income tax return.

Schwab Fundamental US Large Company Index Fund	$16,798,869
Schwab Fundamental US Small-Mid Company Index Fund	3,018,962
Schwab Fundamental International Large Company Index Fund	7,433,024
Schwab Fundamental International Small-Mid Company Index Fund	739,785
Schwab Fundamental Emerging Markets Index Fund	6,376,646

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2011:

Schwab Fundamental US Large Company Index Fund	$—
Schwab Fundamental US Small-Mid Company Index Fund	5,237,338
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small-Mid Company Index Fund	—
Schwab Fundamental Emerging Markets Index Fund	4,166,135

 69

Investment Advisory and Sub-Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small-Mid Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small-Mid Company Index Fund and Schwab Fundamental Emerging Markets Index Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 28, 2011, and June 15, 2011, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 15, 2011. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that many of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, and market trends. As part of this review, the

70

Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Each of Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small-Mid Company Index Fund and Schwab Fundamental Emerging Markets Index Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered. Notwithstanding the forgoing, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small-Mid Company Index Fund and Schwab Fundamental Emerging Markets Index Fund. These factors varied from, but included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies; (2) that recent performance showed improvement; and (3) that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and exchange-traded funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

 71

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Capital Trust which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	70	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	70	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	70	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	70	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	70	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	70	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

72

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	70	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	70	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

 73

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer and Chief Investment Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006- June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (Oct. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Oct. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Oct. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011-present); Secretary (May 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President and Assistant Secretary, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Capital Trust since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

74

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

 75

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2011 Schwab Funds. All rights reserved.

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2011 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR39592-04

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:
(i) Has at least one audit committee financial expert serving on its audit committee; or
(ii) Does not have an audit committee financial expert serving on its audit committee.
     (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:
(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or
(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).
     (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.
3(a)(1) THE REGISTRANT’S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERTS ARE MARIANN BYERWALTER, WILLIAM HASLER AND KIRAN PATEL WHO ARE “INDEPENDENT” FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.
Item 4: Principal Accountant Fees and Services.
Registrant is composed of thirty-five series. Thirty-two series have a fiscal year-end of October 31, whose annual financial statements are reported in Item 1, and three series has a fiscal year-end of December 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the thirty-five series, based on their respective 2010 and 2009 fiscal years, as applicable.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
Audit Fees

2011: $1,200,554	2010: $1,158,777
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
Audit-Related Fees
For services rendered to Registrant:

2011: $82,667	2010: $82,667
Nature of these services: tax provision review and procedures performed related to Registrant’s service provider conversion.
               In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Tax Fees

For services rendered to Registrant:

2011: $90,725	2010: $90,725
Nature of these services: preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
All Other Fees
     For services rendered to Registrant:

2011: $11,986	2010: $13,258

Nature of these services:	review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.
     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2011: $185,378	2010: $186,650

Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.
(h)	During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for the Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab International Index Fund, Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small-Mid Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small-Mid Company Index Fund and Schwab Fundamental Emerging Markets Index Fund are filed under this Item.

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

99.2%		Common Stock	1,376,436,266	1,478,498,401
0.5%		Other Investment Company	7,158,112	7,158,112
0.1%		Short-Term Investments	985,003	985,003

99.8%		Total Investments	1,384,579,381	1,486,641,516
0.3%		Collateral Invested for Securities on Loan	4,904,747	4,904,747
(0	.1)%	Other Assets and Liabilities, Net		(1,767,911)

100.0%		Net Assets		1,489,778,352

	Number	Value
Security	of Shares	($)

Common Stock 99.2% of net assets

Automobiles & Components 1.1%
Autoliv, Inc.	9,300	537,261
BorgWarner, Inc. *	6,750	516,308
Cooper Tire & Rubber Co.	7,100	101,743
Dana Holding Corp. *	28,300	400,162
Exide Technologies *	22,200	99,900
Ford Motor Co. *	552,974	6,458,736
General Motors Co. *	88,600	2,290,310
Gentex Corp.	12,100	364,452
Harley-Davidson, Inc.	24,560	955,384
Johnson Controls, Inc.	73,410	2,417,391
Lear Corp.	6,800	318,988
Tenneco, Inc. *	11,660	381,515
The Goodyear Tire & Rubber Co. *	103,290	1,483,245
TRW Automotive Holdings Corp. *	20,350	856,735

		17,182,130

Banks 3.4%
Associated Banc-Corp.	39,760	443,324
Astoria Financial Corp.	16,355	135,747
BancorpSouth, Inc.	13,245	129,404
Bank of Hawaii Corp.	6,720	283,786
BB&T Corp.	126,575	2,954,260
CapitalSource, Inc.	76,900	489,084
CIT Group, Inc. *	21,700	756,245
City National Corp.	4,720	200,222
Comerica, Inc.	34,200	873,810
Commerce Bancshares, Inc.	8,523	330,692
Cullen/Frost Bankers, Inc.	6,000	294,240
East West Bancorp, Inc.	10,100	196,647
F.N.B. Corp.	15,200	153,368
Fifth Third Bancorp	144,790	1,738,928
First Horizon National Corp.	49,966	349,262
First Niagara Financial Group, Inc.	32,300	296,837
FirstMerit Corp.	13,225	185,282
Fulton Financial Corp.	30,680	289,619
Hancock Holding Co.	13,752	416,686
Hudson City Bancorp, Inc.	96,890	605,562
Huntington Bancshares, Inc.	125,527	650,230
KeyCorp	193,190	1,363,921
M&T Bank Corp.	16,786	1,277,582
MGIC Investment Corp. *	54,000	143,640
New York Community Bancorp, Inc.	60,465	804,789
People’s United Financial, Inc.	58,352	743,988
PNC Financial Services Group, Inc.	71,445	3,837,311
Popular, Inc. *	281,280	523,181
Regions Financial Corp.	324,625	1,275,776
SunTrust Banks, Inc.	114,560	2,260,269
Susquehanna Bancshares, Inc.	23,000	166,980
SVB Financial Group *	3,800	174,572
Synovus Financial Corp.	320,910	481,365
TCF Financial Corp.	31,565	335,852
Trustmark Corp.	7,700	170,478
U.S. Bancorp	260,800	6,673,872
Umpqua Holdings Corp.	13,900	159,155
Valley National Bancorp	21,644	259,728
Washington Federal, Inc.	16,250	221,813
Webster Financial Corp.	11,125	218,495
Wells Fargo & Co.	668,125	17,311,119
Zions Bancorp	37,435	649,872

		50,826,993

Capital Goods 8.0%
3M Co.	62,375	4,928,872
Acuity Brands, Inc.	3,020	139,826
Aecom Technology Corp. *	19,600	410,032
AerCap Holdings N.V. *	12,600	149,436
AGCO Corp. *	11,940	523,330
Alliant Techsystems, Inc.	6,820	396,106
AMETEK, Inc.	7,265	287,113
BE Aerospace, Inc. *	8,800	332,024
Brady Corp., Class A	4,400	135,168
Briggs & Stratton Corp.	8,935	130,451
Carlisle Cos., Inc.	6,450	269,094
Caterpillar, Inc.	51,845	4,897,279
Cooper Industries plc	13,670	717,128
Crane Co.	8,495	374,714
Cummins, Inc.	11,484	1,141,854
Curtiss-Wright Corp.	10,200	334,356
Danaher Corp.	37,600	1,817,960
Deere & Co.	31,786	2,412,557
Donaldson Co., Inc.	4,500	288,225
Dover Corp.	17,475	970,387
Eaton Corp.	17,920	803,174
EMCOR Group, Inc.	16,140	404,630

See financial notes 1

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Emerson Electric Co.	65,950	3,173,514
EnerSys *	4,500	101,385
Esterline Technologies Corp. *	3,400	190,060
Fastenal Co.	15,940	607,155
Flowserve Corp.	4,125	382,346
Fluor Corp.	17,640	1,002,834
Fortune Brands Home & Security, Inc. *	20,500	297,865
Foster Wheeler AG *	11,570	246,672
Gardner Denver, Inc.	2,100	162,393
GATX Corp.	11,035	419,109
General Cable Corp. *	12,700	356,108
General Dynamics Corp.	51,225	3,288,133
General Electric Co.	1,700,325	28,412,431
Goodrich Corp.	10,655	1,306,623
Granite Construction, Inc.	7,800	175,500
Harsco Corp.	13,135	302,762
Honeywell International, Inc.	76,340	4,000,216
Hubbell, Inc., Class B	4,830	288,786
Huntington Ingalls Industries, Inc. *	12,415	366,243
Illinois Tool Works, Inc.	51,470	2,502,986
Ingersoll-Rand plc	34,142	1,062,840
ITT Corp. *	18,855	859,788
Jacobs Engineering Group, Inc. *	20,240	785,312
Joy Global, Inc.	4,300	374,960
KBR, Inc.	20,900	583,319
Kennametal, Inc.	8,740	339,899
L-3 Communications Holdings, Inc.	20,835	1,412,196
Lennox International, Inc.	5,935	191,048
Lincoln Electric Holdings, Inc.	9,200	334,880
Lockheed Martin Corp.	56,335	4,275,826
Masco Corp.	102,150	980,640
Meritor, Inc. *	15,935	151,701
Mueller Industries, Inc.	7,900	319,555
Navistar International Corp. *	16,200	681,534
Northrop Grumman Corp.	54,795	3,164,411
Oshkosh Corp. *	16,320	340,435
Owens Corning *	22,050	625,779
PACCAR, Inc.	41,742	1,804,924
Pall Corp.	5,940	303,950
Parker Hannifin Corp.	13,917	1,134,931
Pentair, Inc.	13,950	501,503
Precision Castparts Corp.	6,916	1,128,345
Quanta Services, Inc. *	22,200	463,758
Raytheon Co.	58,810	2,598,814
Regal-Beloit Corp.	3,000	159,390
Rockwell Automation, Inc.	10,050	679,882
Rockwell Collins, Inc.	10,130	565,558
Roper Industries, Inc.	4,900	397,390
Snap-on, Inc.	7,230	388,034
Spirit AeroSystems Holdings, Inc., Class A *	10,100	172,407
SPX Corp.	7,035	384,181
Stanley Black & Decker, Inc.	14,403	919,632
Teledyne Technologies, Inc. *	3,300	179,751
Terex Corp. *	19,725	328,224
Textron, Inc.	45,520	883,998
The Boeing Co.	83,440	5,489,518
The Manitowoc Co., Inc.	14,800	163,984
The Shaw Group, Inc. *	13,740	319,592
The Timken Co.	11,165	470,270
Thomas & Betts Corp. *	5,200	258,388
Trinity Industries, Inc.	12,625	344,284
Tutor Perini Corp.	8,800	127,864
Tyco International Ltd.	69,665	3,173,241
United Rentals, Inc. *	17,800	416,698
United Technologies Corp.	89,515	6,980,380
URS Corp. *	17,793	635,210
USG Corp. *	11,625	107,648
W.W. Grainger, Inc.	6,235	1,068,118
WABCO Holdings, Inc. *	2,700	135,567
WESCO International, Inc. *	8,400	407,064

		119,023,458

Commercial & Professional Supplies 0.8%
Avery Dennison Corp.	19,250	512,050
Cintas Corp.	19,250	575,382
Corrections Corp. of America *	12,290	273,207
Covanta Holding Corp.	14,015	205,460
Deluxe Corp.	13,745	324,657
Equifax, Inc.	10,530	370,130
FTI Consulting, Inc. *	7,300	287,693
HNI Corp.	6,520	156,806
Iron Mountain, Inc.	21,955	679,068
Kelly Services, Inc., Class A	9,540	155,979
Manpower, Inc.	18,145	782,775
Nielsen Holdings N.V. *	9,400	275,890
Pitney Bowes, Inc.	43,705	890,708
R.R. Donnelley & Sons Co.	69,740	1,136,762
Republic Services, Inc.	38,424	1,093,547
Robert Half International, Inc.	16,410	433,716
Stericycle, Inc. *	1,900	158,802
The Brink’s Co.	9,220	256,224
The Dun & Bradstreet Corp.	3,000	200,580
United Stationers, Inc.	11,050	351,501
Waste Connections, Inc.	7,800	265,590
Waste Management, Inc.	68,055	2,241,051

		11,627,578

Consumer Durables & Apparel 1.1%
Brunswick Corp.	14,470	255,540
Coach, Inc.	9,375	610,031
D.R. Horton, Inc.	71,990	801,249
Eastman Kodak Co. (c)*	180,840	200,732
Garmin Ltd.	14,770	507,940
Hanesbrands, Inc. *	15,800	416,646
Harman International Industries, Inc.	5,420	233,927
Hasbro, Inc.	10,965	417,328
Jarden Corp.	12,177	390,029
KB HOME (c)	16,760	116,817
Leggett & Platt, Inc.	27,020	591,738
Liz Claiborne, Inc. *	67,545	541,036
M.D.C. Holdings, Inc.	6,835	153,104
Mattel, Inc.	41,335	1,167,300
Meritage Homes Corp. *	6,500	115,375
Mohawk Industries, Inc. *	16,435	865,303
Newell Rubbermaid, Inc.	39,650	586,820
NIKE, Inc., Class B	18,128	1,746,633
NVR, Inc. *	703	451,853

2 See financial notes

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Polaris Industries, Inc.	5,800	367,372
PulteGroup, Inc. *	113,652	588,717
PVH Corp.	4,000	297,640
Ralph Lauren Corp.	3,620	574,820
The Jones Group, Inc.	36,775	410,777
The Warnaco Group, Inc. *	3,100	152,210
Toll Brothers, Inc. *	13,095	228,377
Tupperware Brands Corp.	4,800	271,392
VF Corp.	12,745	1,761,614
Whirlpool Corp.	17,355	881,808

		15,704,128

Consumer Services 1.5%
Apollo Group, Inc., Class A *	13,950	660,532
Boyd Gaming Corp. *	16,525	107,082
Brinker International, Inc.	17,455	399,720
Career Education Corp. *	10,135	163,478
Carnival Corp.	51,945	1,828,983
Darden Restaurants, Inc.	15,445	739,507
DeVry, Inc.	2,800	105,504
Domino’s Pizza, Inc. *	17,300	554,119
H&R Block, Inc.	48,465	741,030
Hyatt Hotels Corp., Class A *	3,400	126,446
International Game Technology	36,155	635,966
Jack in the Box, Inc. *	12,340	253,957
Las Vegas Sands Corp. *	9,870	463,396
Marriott International, Inc., Class A	24,489	771,403
McDonald’s Corp.	78,580	7,296,153
MGM Resorts International *	69,215	797,357
Penn National Gaming, Inc. *	14,740	530,640
Regis Corp.	10,675	174,643
Royal Caribbean Cruises Ltd.	20,405	606,437
Service Corp. International	32,200	322,000
Starbucks Corp.	31,990	1,354,457
Starwood Hotels & Resorts Worldwide, Inc.	13,570	679,993
The Wendy’s Co.	78,900	399,234
Wyndham Worldwide Corp.	19,540	657,912
Wynn Resorts Ltd.	3,200	424,960
Yum! Brands, Inc.	27,730	1,485,496

		22,280,405

Diversified Financials 7.1%
Affiliated Managers Group, Inc. *	2,200	203,742
American Express Co.	130,925	6,627,424
Ameriprise Financial, Inc.	20,600	961,608
Bank of America Corp.	2,661,260	18,176,406
BlackRock, Inc.	6,000	946,740
Capital One Financial Corp.	84,810	3,872,425
Citigroup, Inc.	610,933	19,299,374
CME Group, Inc.	6,520	1,796,651
Discover Financial Services	72,922	1,718,042
E*TRADE Financial Corp. *	39,697	430,712
Eaton Vance Corp.	7,700	202,433
Federated Investors, Inc., Class B	13,530	264,376
Franklin Resources, Inc.	10,440	1,113,217
Interactive Brokers Group, Inc., Class A	18,500	284,530
IntercontinentalExchange, Inc. *	2,600	337,688
Invesco Ltd.	41,200	826,884
Jefferies Group, Inc.	7,300	96,798
JPMorgan Chase & Co.	628,742	21,855,072
Knight Capital Group, Inc., Class A *	22,600	282,274
Legg Mason, Inc.	27,620	759,550
Leucadia National Corp.	8,100	217,323
MF Global Holdings Ltd. (c)(d)(e)*	38,400	9,216
Moody’s Corp.	15,370	545,481
Morgan Stanley	262,735	4,634,645
MSCI, Inc., Class A *	6,300	210,357
Northern Trust Corp.	26,960	1,091,071
NYSE Euronext	29,720	789,660
PHH Corp. *	26,290	485,051
Raymond James Financial, Inc.	10,035	304,763
SEI Investments Co.	9,100	147,329
SLM Corp.	72,135	986,085
State Street Corp.	59,036	2,384,464
T. Rowe Price Group, Inc.	13,545	715,718
TD Ameritrade Holding Corp.	32,070	538,135
The Bank of New York Mellon Corp.	145,352	3,093,091
The Charles Schwab Corp. (b)	94,515	1,160,644
The Goldman Sachs Group, Inc.	66,411	7,275,325
The NASDAQ OMX Group, Inc. *	25,430	637,022

		105,281,326

Energy 11.2%
Alpha Natural Resources, Inc. *	10,972	263,767
Anadarko Petroleum Corp.	38,415	3,015,577
Apache Corp.	23,420	2,333,335
Arch Coal, Inc.	12,000	218,640
Atwood Oceanics, Inc. *	3,800	162,412
Baker Hughes, Inc.	31,349	1,817,928
Bristow Group, Inc.	3,600	179,208
Cabot Oil & Gas Corp.	6,300	489,636
Cameron International Corp. *	14,080	691,891
Chesapeake Energy Corp.	60,120	1,690,574
Chevron Corp.	287,105	30,160,380
Cimarex Energy Co.	2,445	156,480
ConocoPhillips	281,910	19,635,031
CONSOL Energy, Inc.	12,435	531,721
Copano Energy L.L.C.	4,600	148,718
CVR Energy, Inc. *	12,700	314,452
Denbury Resources, Inc. *	11,600	182,120
Devon Energy Corp.	34,240	2,223,888
Diamond Offshore Drilling, Inc. (c)	11,720	768,129
Dresser-Rand Group, Inc. *	5,700	275,880
El Paso Corp.	50,820	1,271,008
Energen Corp.	5,310	260,509
EOG Resources, Inc.	14,150	1,265,434
EQT Corp.	9,080	576,580
Exterran Holdings, Inc. *	16,500	156,750
Exxon Mobil Corp.	572,684	44,720,894
FMC Technologies, Inc. *	11,380	510,052
Forest Oil Corp. *	8,050	93,863
General Maritime Corp. (c)	119,884	31,170
Halliburton Co.	58,865	2,199,196

See financial notes 3

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Helix Energy Solutions Group, Inc. *	27,000	487,620
Helmerich & Payne, Inc.	7,095	377,312
Hess Corp.	45,150	2,824,584
HollyFrontier Corp.	19,702	604,654
Key Energy Services, Inc. *	11,800	152,574
Linn Energy L.L.C.	8,400	325,248
Marathon Oil Corp.	132,290	3,443,509
Marathon Petroleum Corp.	66,795	2,397,940
McDermott International, Inc. *	27,110	297,668
Murphy Oil Corp.	26,475	1,465,921
Nabors Industries Ltd. *	39,400	722,202
National Oilwell Varco, Inc.	24,523	1,749,226
Newfield Exploration Co. *	8,700	350,262
Noble Corp. *	24,120	866,873
Noble Energy, Inc.	10,235	914,395
Occidental Petroleum Corp.	58,870	5,471,378
Oceaneering International, Inc.	9,000	376,470
Oil States International, Inc. *	4,800	334,128
Overseas Shipholding Group, Inc. (c)	7,820	97,594
Patterson-UTI Energy, Inc.	18,400	373,888
Peabody Energy Corp.	16,445	713,220
Pioneer Natural Resources Co.	5,650	474,035
Plains Exploration & Production Co. *	14,900	469,350
QEP Resources, Inc.	12,950	460,372
Range Resources Corp.	6,600	454,344
Rowan Cos., Inc. *	12,300	424,227
Schlumberger Ltd.	66,800	4,907,796
SEACOR Holdings, Inc.	5,000	425,750
Ship Finance International Ltd.	12,318	176,271
SM Energy Co.	2,300	190,693
Southern Union Co.	16,580	696,857
Southwestern Energy Co. *	12,240	514,570
Spectra Energy Corp.	80,960	2,317,885
Sunoco, Inc.	54,880	2,043,182
Superior Energy Services, Inc. *	4,600	129,352
Targa Resources Corp.	11,000	371,140
Teekay Corp.	13,140	338,486
Tesoro Corp. *	56,660	1,469,760
The Williams Cos., Inc.	65,675	1,977,474
Tidewater, Inc.	6,120	301,288
Ultra Petroleum Corp. *	3,700	117,882
Unit Corp. *	6,110	299,757
USEC, Inc. *	145,400	305,340
Valero Energy Corp.	225,125	5,538,075
Weatherford International Ltd. *	79,290	1,228,995
Western Refining, Inc. *	21,550	344,369
Whiting Petroleum Corp. *	5,800	269,990
World Fuel Services Corp.	15,000	597,750

		167,536,879

Food & Staples Retailing 3.9%
Casey’s General Stores, Inc.	8,412	416,815
Costco Wholesale Corp.	60,615	5,046,199
CVS Caremark Corp.	208,935	7,584,340
Nash Finch Co.	7,330	192,926
Rite Aid Corp. *	516,000	598,560
Ruddick Corp.	7,435	324,984
Safeway, Inc.	128,640	2,491,757
SUPERVALU, Inc.	277,820	2,228,116
Sysco Corp.	108,840	3,017,045
The Kroger Co.	187,920	4,355,985
The Pantry, Inc. *	22,420	317,019
United Natural Foods, Inc. *	6,400	233,664
Wal-Mart Stores, Inc.	459,325	26,052,914
Walgreen Co.	113,170	3,757,244
Whole Foods Market, Inc.	13,100	944,772
Winn-Dixie Stores, Inc. *	68,000	431,120

		57,993,460

Food, Beverage & Tobacco 5.6%
Altria Group, Inc.	427,680	11,782,584
Archer-Daniels-Midland Co.	119,505	3,458,475
Beam, Inc.	20,500	1,013,315
Brown-Forman Corp., Class B	7,700	575,421
Bunge Ltd.	33,875	2,092,459
Campbell Soup Co.	29,130	968,572
Central European Distribution Corp. *	18,700	100,980
Chiquita Brands International, Inc. *	9,900	87,912
Coca-Cola Enterprises, Inc.	64,395	1,727,074
ConAgra Foods, Inc.	76,305	1,932,806
Constellation Brands, Inc., Class A *	32,805	663,317
Corn Products International, Inc.	7,300	354,050
Dean Foods Co. *	168,690	1,639,667
Dole Food Co., Inc. *	14,800	156,584
Dr Pepper Snapple Group, Inc.	27,500	1,029,875
Flowers Foods, Inc.	15,950	322,031
Fresh Del Monte Produce, Inc.	7,940	202,152
General Mills, Inc.	66,910	2,578,042
H.J. Heinz Co.	33,475	1,788,904
Hormel Foods Corp.	18,720	551,678
Kellogg Co.	27,380	1,484,270
Kraft Foods, Inc., Class A	229,092	8,059,457
Lorillard, Inc.	23,918	2,646,766
McCormick & Co., Inc. - Non Voting Shares	10,140	492,398
Mead Johnson Nutrition Co.	9,200	661,020
Molson Coors Brewing Co., Class B	21,880	926,399
PepsiCo, Inc.	132,308	8,328,789
Philip Morris International, Inc.	108,320	7,568,318
Ralcorp Holdings, Inc. *	7,700	622,468
Reynolds American, Inc.	59,650	2,307,262
Sara Lee Corp.	87,250	1,553,050
Smithfield Foods, Inc. *	44,206	1,010,549
The Coca-Cola Co.	155,665	10,635,033
The Hershey Co.	13,050	746,852
The JM Smucker Co.	11,825	910,761
Tyson Foods, Inc., Class A	77,480	1,495,364
Universal Corp.	6,720	287,750

		82,762,404

Health Care Equipment & Services 4.7%
Aetna, Inc.	62,760	2,495,338
Alere, Inc. *	8,200	213,692
AMERIGROUP Corp. *	6,600	367,158

4 See financial notes

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
AmerisourceBergen Corp.	87,340	3,563,472
Baxter International, Inc.	46,460	2,554,371
Becton, Dickinson & Co.	18,655	1,459,381
Boston Scientific Corp. *	305,265	1,798,011
Brookdale Senior Living, Inc. *	10,100	167,458
C.R. Bard, Inc.	4,900	421,155
Cardinal Health, Inc.	115,220	5,100,789
CareFusion Corp. *	30,610	783,616
Centene Corp. *	10,000	351,500
Cerner Corp. *	6,410	406,586
CIGNA Corp.	36,409	1,614,375
Community Health Systems, Inc. *	19,650	343,482
Coventry Health Care, Inc. *	38,150	1,213,551
Covidien plc	37,470	1,762,589
DaVita, Inc. *	10,780	754,600
DENTSPLY International, Inc.	9,135	337,630
Edwards Lifesciences Corp. *	2,200	165,924
Express Scripts, Inc. *	32,540	1,488,054
Health Management Associates, Inc., Class A *	48,195	422,188
Health Net, Inc. *	36,770	1,021,838
Henry Schein, Inc. *	9,230	639,824
Hill-Rom Holdings, Inc.	6,000	202,020
Hologic, Inc. *	20,300	327,236
Humana, Inc.	33,940	2,881,167
Intuitive Surgical, Inc. *	1,100	477,246
Kindred Healthcare, Inc. *	11,600	135,140
Kinetic Concepts, Inc. *	6,700	458,213
Laboratory Corp. of America Holdings *	8,730	732,010
LifePoint Hospitals, Inc. *	12,230	472,812
Lincare Holdings, Inc.	12,102	285,002
Magellan Health Services, Inc. *	7,100	365,437
McKesson Corp.	64,500	5,259,975
Medco Health Solutions, Inc. *	60,910	3,341,523
MEDNAX, Inc. *	3,200	210,560
Medtronic, Inc.	93,365	3,243,500
Omnicare, Inc.	23,810	710,014
Owens & Minor, Inc.	14,002	418,940
Patterson Cos., Inc.	7,875	247,826
Quest Diagnostics, Inc.	17,255	962,829
St. Jude Medical, Inc.	20,660	805,740
STERIS Corp.	4,900	151,802
Stryker Corp.	15,945	763,925
Teleflex, Inc.	6,820	408,245
Tenet Healthcare Corp. *	99,275	469,571
The Cooper Cos., Inc.	4,200	291,060
UnitedHealth Group, Inc.	165,775	7,955,542
Universal American Corp. *	19,100	219,650
Universal Health Services, Inc., Class B	10,550	421,684
Varian Medical Systems, Inc. *	5,220	306,518
VCA Antech, Inc. *	6,600	134,112
WellPoint, Inc.	105,270	7,253,103
Zimmer Holdings, Inc. *	18,740	986,286

		70,345,270

Household & Personal Products 2.0%
Avon Products, Inc.	49,225	899,833
Church & Dwight Co., Inc.	9,000	397,620
Colgate-Palmolive Co.	36,630	3,310,253
Energizer Holdings, Inc. *	9,020	665,586
Herbalife Ltd.	5,600	349,216
Kimberly-Clark Corp.	51,320	3,577,517
The Clorox Co.	13,010	870,890
The Estee Lauder Cos., Inc., Class A	5,260	517,847
The Procter & Gamble Co.	294,295	18,831,937

		29,420,699

Insurance 5.3%
ACE Ltd.	47,200	3,405,480
Aflac, Inc.	39,440	1,778,350
Alleghany Corp. *	518	164,372
Allied World Assurance Co. Holdings AG	8,240	478,744
Alterra Capital Holdings Ltd.	7,200	156,096
American Financial Group, Inc.	11,740	420,644
American International Group, Inc. *	25,780	636,508
Aon Corp.	23,036	1,073,938
Arch Capital Group Ltd. *	24,175	869,575
Arthur J. Gallagher & Co.	10,740	331,866
Aspen Insurance Holdings Ltd.	16,525	437,747
Assurant, Inc.	25,155	969,474
Assured Guaranty Ltd.	23,800	303,212
Axis Capital Holdings Ltd.	21,750	681,862
Berkshire Hathaway, Inc., Class A *	75	8,771,250
Berkshire Hathaway, Inc., Class B *	109,011	8,487,596
Brown & Brown, Inc.	10,100	223,008
Cincinnati Financial Corp.	34,680	1,003,639
CNO Financial Group, Inc. *	106,100	663,125
Delphi Financial Group, Inc., Class A	7,300	193,304
Endurance Specialty Holdings Ltd.	8,530	317,316
Erie Indemnity Co., Class A	2,225	175,664
Everest Re Group Ltd.	9,525	856,488
Fidelity National Financial, Inc., Class A	113,125	1,746,650
Genworth Financial, Inc., Class A *	135,300	863,214
Hartford Financial Services Group, Inc.	131,710	2,535,417
HCC Insurance Holdings, Inc.	13,835	368,149
Kemper Corp.	13,850	372,427
Lincoln National Corp.	57,780	1,100,709
Loews Corp.	64,482	2,559,935
Markel Corp. *	1,213	468,825
Marsh & McLennan Cos., Inc.	57,850	1,771,367
MBIA, Inc. (c)*	18,910	166,408
Mercury General Corp.	7,230	313,059
MetLife, Inc.	91,305	3,210,284
Montpelier Re Holdings Ltd.	17,180	300,650
Old Republic International Corp.	54,660	483,194
PartnerRe Ltd.	12,430	773,395
Platinum Underwriters Holdings Ltd.	5,200	180,076
Primerica, Inc.	15,000	339,450

See financial notes 5

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Principal Financial Group, Inc.	43,785	1,128,777
ProAssurance Corp.	5,100	390,405
Protective Life Corp.	16,665	309,969
Prudential Financial, Inc.	69,940	3,790,748
Reinsurance Group of America, Inc.	10,300	537,969
RenaissanceRe Holdings Ltd.	6,825	464,919
RLI Corp.	4,100	288,394
Selective Insurance Group, Inc.	10,800	173,124
StanCorp Financial Group, Inc.	10,125	343,643
The Allstate Corp.	139,855	3,683,781
The Chubb Corp.	50,375	3,377,644
The Hanover Insurance Group, Inc.	8,930	340,769
The Phoenix Cos., Inc. *	66,680	99,353
The Progressive Corp.	91,145	1,732,666
The Travelers Cos., Inc.	102,895	6,003,923
Torchmark Corp.	15,810	647,103
Transatlantic Holdings, Inc.	11,425	594,557
Unum Group	52,625	1,254,580
Validus Holdings Ltd.	15,900	435,024
W. R. Berkley Corp.	24,060	837,529
White Mountains Insurance Group Ltd.	1,629	684,180
Willis Group Holdings plc	16,745	608,011
XL Group plc	64,385	1,399,730

		79,079,265

Materials 3.6%
Air Products & Chemicals, Inc.	19,775	1,703,419
Airgas, Inc.	6,100	420,595
AK Steel Holding Corp. (c)	29,445	245,277
Albemarle Corp.	3,700	197,173
Alcoa, Inc.	199,605	2,147,750
Allegheny Technologies, Inc.	7,711	357,790
AptarGroup, Inc.	5,900	283,023
Ashland, Inc.	17,435	923,358
Ball Corp.	21,580	746,021
Bemis Co., Inc.	13,955	392,275
Cabot Corp.	7,830	236,309
Carpenter Technology Corp.	6,300	357,336
Celanese Corp., Series A	15,400	670,670
CF Industries Holdings, Inc.	2,871	465,877
Cliffs Natural Resources, Inc.	4,000	272,880
Commercial Metals Co.	29,645	368,487
Crown Holdings, Inc. *	17,520	592,001
Cytec Industries, Inc.	6,120	273,380
Domtar Corp.	8,791	720,071
E.I. du Pont de Nemours & Co.	88,845	4,270,779
Eastman Chemical Co.	17,520	688,361
Ecolab, Inc.	16,160	870,054
FMC Corp.	4,840	381,828
Freeport-McMoran Copper & Gold, Inc.	56,670	2,281,534
Greif, Inc., Class A	3,112	139,355
Huntsman Corp.	33,115	388,770
International Flavors & Fragrances, Inc.	7,335	444,208
International Paper Co.	96,495	2,672,911
Louisiana-Pacific Corp. *	21,185	140,880
LyondellBasell Industries N.V., Class A	45,100	1,481,986
Martin Marietta Materials, Inc.	5,110	368,789
MeadWestvaco Corp.	33,040	922,146
Monsanto Co.	33,495	2,436,761
Nalco Holding Co.	14,470	545,664
Newmont Mining Corp.	36,310	2,426,597
Nucor Corp.	55,780	2,107,368
Olin Corp.	14,055	265,077
Owens-Illinois, Inc. *	31,845	639,448
Packaging Corp. of America	13,145	342,822
PPG Industries, Inc.	18,700	1,615,867
Praxair, Inc.	21,370	2,172,688
Reliance Steel & Aluminum Co.	13,020	575,354
Rock-Tenn Co., Class A	5,472	323,888
Rockwood Holdings, Inc. *	7,400	340,696
RPM International, Inc.	19,765	444,120
Sealed Air Corp.	19,375	344,875
Sensient Technologies Corp.	4,600	170,016
Sigma-Aldrich Corp.	6,330	414,488
Silgan Holdings, Inc.	6,340	238,004
Solutia, Inc. *	8,900	144,625
Sonoco Products Co.	15,755	494,549
Southern Copper Corp.	24,065	738,314
Steel Dynamics, Inc.	40,850	510,217
Temple-Inland, Inc.	33,645	1,070,247
The Dow Chemical Co.	176,500	4,920,820
The Mosaic Co.	7,710	451,498
The Scotts Miracle-Gro Co., Class A	5,820	282,328
The Sherwin-Williams Co.	10,045	830,822
The Valspar Corp.	12,550	437,619
United States Steel Corp. (c)	22,495	570,473
Vulcan Materials Co.	16,823	526,392
W.R. Grace & Co. *	6,100	254,919
Worthington Industries, Inc.	11,065	191,203

		53,253,052

Media 2.9%
AMC Networks, Inc., Class A *	4,416	144,050
Cablevision Systems Corp., Class A	17,665	255,613
CBS Corp., Class B - Non Voting Shares	103,190	2,663,334
Cinemark Holdings, Inc.	13,800	285,246
Comcast Corp., Class A	210,040	4,925,438
Comcast Corp., Special Class A	72,820	1,674,860
Dex One Corp. (c)*	47,000	29,239
DIRECTV, Class A *	52,840	2,402,106
Discovery Communications, Inc., Class A *	9,067	394,052
Discovery Communications, Inc., Class C *	7,407	293,095
DISH Network Corp., Class A *	29,670	717,124
Gannett Co., Inc.	73,830	863,073
Lamar Advertising Co., Class A *	7,820	175,872
Liberty Global, Inc., Series A *	20,610	828,110
Liberty Global, Inc., Series C *	20,770	796,945
Liberty Media Corp - Liberty Starz - Class A *	4,500	307,350
Live Nation Entertainment, Inc. *	31,814	298,733

6 See financial notes

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
News Corp., Class A	182,020	3,188,990
News Corp., Class B	59,990	1,070,822
Omnicom Group, Inc.	29,004	1,290,098
Regal Entertainment Group, Class A (c)	32,985	476,303
SuperMedia, Inc. (c)*	28,800	49,824
The Interpublic Group of Cos., Inc.	47,705	452,243
The McGraw-Hill Cos., Inc.	32,980	1,401,650
The New York Times Co., Class A *	35,900	273,558
The Walt Disney Co.	155,650	5,429,072
Time Warner Cable, Inc.	40,009	2,548,173
Time Warner, Inc.	203,688	7,127,043
Viacom Inc., Class B	49,900	2,188,115
Virgin Media, Inc.	36,510	890,114

		43,440,245

Pharmaceuticals, Biotechnology & Life Sciences 6.5%
Abbott Laboratories	158,690	8,548,630
Agilent Technologies, Inc. *	17,505	648,910
Allergan, Inc.	10,430	877,372
Amgen, Inc.	94,955	5,438,073
Biogen Idec, Inc. *	18,350	2,135,206
Bristol-Myers Squibb Co.	250,350	7,908,556
Celgene Corp. *	12,000	777,960
Charles River Laboratories International, Inc. *	5,820	187,870
Covance, Inc. *	4,420	224,227
Eli Lilly & Co.	168,955	6,278,368
Endo Pharmaceuticals Holdings, Inc. *	10,000	323,100
Forest Laboratories, Inc. *	30,555	956,371
Gilead Sciences, Inc. *	44,160	1,839,706
Hospira, Inc. *	10,550	331,797
Johnson & Johnson	281,695	18,138,341
Life Technologies Corp. *	10,319	419,674
Merck & Co., Inc.	372,757	12,860,116
Mettler-Toledo International, Inc. *	1,500	230,400
Mylan, Inc. *	18,075	353,728
PerkinElmer, Inc.	11,000	227,370
Perrigo Co.	4,400	397,232
Pfizer, Inc.	1,252,799	24,128,909
Pharmaceutical Product Development, Inc.	10,500	346,395
Thermo Fisher Scientific, Inc. *	38,545	1,937,657
Waters Corp. *	3,800	304,456
Watson Pharmaceuticals, Inc. *	6,965	467,769

		96,288,193

Real Estate 2.1%
Alexandria Real Estate Equities, Inc.	4,364	288,417
Annaly Capital Management, Inc.	97,585	1,644,307
Apartment Investment & Management Co., Class A	26,954	664,955
AvalonBay Communities, Inc.	6,099	815,375
BioMed Realty Trust, Inc.	10,700	193,777
Boston Properties, Inc.	12,690	1,256,183
Brandywine Realty Trust	29,925	272,617
BRE Properties, Inc.	5,920	296,710
Camden Property Trust	7,320	443,885
CBL & Associates Properties, Inc.	19,736	303,540
CBRE Group, Inc. *	19,630	349,021
Chimera Investment Corp.	44,300	133,343
Colonial Properties Trust	17,425	353,379
CommonWealth REIT	14,262	275,970
Corporate Office Properties Trust	4,400	106,700
DCT Industrial Trust, Inc.	29,000	143,840
DDR Corp.	40,152	514,347
Digital Realty Trust, Inc.	2,800	174,524
Douglas Emmett, Inc.	8,400	163,800
Duke Realty Corp.	38,775	476,157
Entertainment Properties Trust	3,500	156,800
Equity Residential	24,245	1,422,697
Essex Property Trust, Inc.	1,900	271,244
Federal Realty Investment Trust	4,370	387,881
General Growth Properties, Inc.	25,800	379,260
Hatteras Financial Corp.	5,500	141,350
HCP, Inc.	24,265	966,960
Health Care REIT, Inc.	9,830	517,943
Highwoods Properties, Inc.	7,435	230,336
Home Properties, Inc.	4,800	282,720
Hospitality Properties Trust	31,755	763,073
Host Hotels & Resorts, Inc.	70,478	1,005,721
iStar Financial, Inc. *	56,870	386,147
Jones Lang LaSalle, Inc.	2,500	161,550
Kilroy Realty Corp.	4,600	168,774
Kimco Realty Corp.	39,260	685,872
Lexington Realty Trust	16,900	132,834
Liberty Property Trust	18,950	606,400
Mack-Cali Realty Corp.	14,650	411,079
MFA Financial, Inc.	38,500	259,875
National Retail Properties, Inc.	7,800	212,550
Pennsylvania REIT	12,100	124,146
Piedmont Office Realty Trust, Inc., Class A	8,100	137,538
Plum Creek Timber Co., Inc.	19,495	734,182
Potlatch Corp.	8,600	279,328
ProLogis, Inc.	55,305	1,645,877
Public Storage	7,730	997,556
Rayonier, Inc. REIT	11,302	471,632
Realty Income Corp.	7,340	245,229
Redwood Trust, Inc.	20,225	235,015
Regency Centers Corp.	9,620	394,035
Senior Housing Properties Trust	10,640	238,762
Simon Property Group, Inc.	16,076	2,064,801
SL Green Realty Corp.	8,607	593,797
Sunstone Hotel Investors, Inc. *	38,400	266,880
The Macerich Co.	10,502	522,580
UDR, Inc.	16,187	403,542
Ventas, Inc.	17,778	988,635
Vornado Realty Trust REIT	15,028	1,244,469
Washington REIT	4,900	141,904
Weingarten Realty Investors	16,835	390,740
Weyerhaeuser Co.	76,157	1,369,303

		31,911,864

Retailing 4.2%
Aaron’s, Inc.	11,350	303,726

See financial notes 7

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Abercrombie & Fitch Co., Class A	10,110	752,184
Advance Auto Parts, Inc.	7,145	464,925
Aeropostale, Inc. *	17,800	243,148
Amazon.com, Inc. *	9,050	1,932,265
American Eagle Outfitters, Inc.	28,935	379,917
Ann, Inc. *	9,830	261,871
Asbury Automotive Group, Inc. *	15,945	297,374
Ascena Retail Group, Inc. *	5,800	167,620
AutoNation, Inc. *	28,415	1,106,480
AutoZone, Inc. *	2,523	816,418
Barnes & Noble, Inc. *	23,940	293,744
Bed Bath & Beyond, Inc. *	20,565	1,271,740
Best Buy Co., Inc.	93,100	2,442,013
Big Lots, Inc. *	9,965	375,581
Cabela’s, Inc. *	5,700	142,044
CarMax, Inc. *	18,940	569,336
Charming Shoppes, Inc. *	53,690	186,304
Chico’s FAS, Inc.	13,900	171,804
Collective Brands, Inc. *	10,340	151,067
Core-Mark Holding Co., Inc. *	6,600	221,034
Dick’s Sporting Goods, Inc. *	4,700	183,723
Dillard’s, Inc., Class A	10,175	524,318
Dollar Tree, Inc. *	11,017	880,919
Expedia, Inc.	26,230	688,800
Family Dollar Stores, Inc.	13,275	778,313
Foot Locker, Inc.	28,095	614,157
GameStop Corp., Class A *	39,390	1,007,202
Genuine Parts Co.	22,400	1,286,432
Group 1 Automotive, Inc.	7,335	334,183
HSN, Inc. *	10,000	356,700
J.C. Penney Co., Inc.	52,200	1,674,576
Kohl’s Corp.	40,495	2,146,640
Liberty Interactive Corp., Class A *	89,020	1,462,599
Limited Brands, Inc.	38,420	1,640,918
LKQ Corp. *	12,200	355,996
Lowe’s Cos., Inc.	195,255	4,104,260
Macy’s, Inc.	99,720	3,044,452
Netflix, Inc. *	900	73,872
Nordstrom, Inc.	22,055	1,117,968
O’Reilly Automotive, Inc. *	9,730	739,966
Office Depot, Inc. *	176,950	405,216
OfficeMax, Inc. *	27,655	141,594
Penske Automotive Group, Inc.	14,995	305,748
PetSmart, Inc.	9,340	438,513
Priceline.com, Inc. *	706	358,450
RadioShack Corp.	30,080	358,253
Rent-A-Center, Inc.	15,370	524,885
Ross Stores, Inc.	6,945	609,285
Saks, Inc. *	47,235	499,274
Sears Holdings Corp. (c)*	26,221	2,049,958
Signet Jewelers Ltd. *	10,600	456,966
Sonic Automotive, Inc., Class A	22,160	325,087
Staples, Inc.	96,550	1,444,388
Target Corp.	108,795	5,956,526
The Gap, Inc.	59,075	1,116,517
The Home Depot, Inc.	230,796	8,262,497
The Men’s Wearhouse, Inc.	6,300	194,544
The TJX Cos., Inc.	32,630	1,922,886
Tiffany & Co.	7,435	592,793
Tractor Supply Co.	5,700	404,358
Urban Outfitters, Inc. *	11,400	310,650
Williams-Sonoma, Inc.	11,545	433,399

		62,678,376

Semiconductors & Semiconductor Equipment 1.8%
Advanced Micro Devices, Inc. *	60,230	351,141
Altera Corp.	9,150	346,968
Amkor Technology, Inc. *	30,580	148,007
Analog Devices, Inc.	20,765	759,376
Applied Materials, Inc.	103,625	1,276,660
Atmel Corp. *	10,700	112,992
Avago Technologies Ltd.	5,700	192,489
Broadcom Corp., Class A *	15,245	550,192
Cree, Inc. *	9,500	253,080
First Solar, Inc. (c)*	4,400	218,988
Intel Corp.	590,110	14,481,299
Intersil Corp., Class A	12,100	144,837
KLA-Tencor Corp.	9,580	451,122
Lam Research Corp. *	6,400	275,136
Linear Technology Corp.	13,455	434,731
LSI Corp. *	57,640	360,250
Marvell Technology Group Ltd. *	35,130	491,469
Maxim Integrated Products, Inc.	26,300	688,008
MEMC Electronic Materials, Inc. *	37,400	224,026
Microchip Technology, Inc.	16,880	610,381
Micron Technology, Inc. *	138,475	774,075
Novellus Systems, Inc. *	4,900	169,295
NVIDIA Corp. *	25,737	380,908
ON Semiconductor Corp. *	22,200	168,054
Skyworks Solutions, Inc. *	7,200	142,632
Teradyne, Inc. *	9,300	133,176
Texas Instruments, Inc.	83,470	2,565,033
Xilinx, Inc.	17,120	572,835

		27,277,160

Software & Services 5.1%
Accenture plc, Class A	42,495	2,560,749
Activision Blizzard, Inc.	51,800	693,602
Adobe Systems, Inc. *	28,340	833,479
Akamai Technologies, Inc. *	6,100	164,334
Alliance Data Systems Corp. *	3,580	366,735
Amdocs Ltd. *	20,800	624,416
AOL, Inc. *	52,680	743,842
Autodesk, Inc. *	7,800	269,880
Automatic Data Processing, Inc.	41,080	2,149,716
BMC Software, Inc. *	6,740	234,282
Broadridge Financial Solutions, Inc.	14,287	317,886
CA, Inc.	27,505	595,758
CACI International, Inc., Class A *	6,400	351,296
Check Point Software Technologies Ltd. *	7,000	403,410
Citrix Systems, Inc. *	5,870	427,512
Cognizant Technology Solutions Corp., Class A *	6,100	443,775
Computer Sciences Corp.	46,045	1,448,576
Compuware Corp. *	14,200	119,990
Convergys Corp. *	25,465	272,476
DST Systems, Inc.	6,700	336,273

8 See financial notes

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
eBay, Inc. *	75,975	2,418,284
Electronic Arts, Inc. *	21,450	500,858
Fidelity National Information Services, Inc.	35,523	929,992
Fiserv, Inc. *	12,950	762,367
Google, Inc., Class A *	9,337	5,533,480
IAC/InterActiveCorp *	19,062	778,302
International Business Machines Corp.	88,395	16,320,369
Intuit, Inc.	12,455	668,460
Lender Processing Services, Inc.	6,300	110,565
MasterCard, Inc., Class A	3,268	1,134,780
Microsoft Corp.	654,715	17,435,061
Monster Worldwide, Inc. *	27,900	257,517
Nuance Communications, Inc. *	10,600	280,688
Oracle Corp.	165,260	5,415,570
Paychex, Inc.	26,960	785,614
SAIC, Inc. *	60,100	747,043
Symantec Corp. *	66,845	1,137,033
Synopsys, Inc. *	14,300	383,383
Teradata Corp. *	6,500	387,790
The Western Union Co.	28,610	499,817
Total System Services, Inc.	32,070	637,872
Unisys Corp. *	8,600	223,514
VeriSign, Inc.	9,360	300,362
Visa, Inc., Class A	27,000	2,518,020
Yahoo!, Inc. *	114,705	1,793,986

		75,318,714

Technology Hardware & Equipment 4.3%
Amphenol Corp., Class A	8,600	408,414
Anixter International, Inc. *	5,420	318,100
Apple, Inc. *	26,530	10,738,813
Arrow Electronics, Inc. *	31,495	1,135,395
Avnet, Inc. *	40,280	1,220,887
Benchmark Electronics, Inc. *	11,040	151,690
Brightpoint, Inc. *	13,800	140,070
Brocade Communications Systems, Inc. *	74,900	328,062
Cisco Systems, Inc.	489,865	9,077,198
Corning, Inc.	101,360	1,448,434
Dell, Inc. *	307,310	4,858,571
Diebold, Inc.	9,030	291,488
EMC Corp. *	104,010	2,549,285
Flextronics International Ltd. *	219,300	1,439,704
FLIR Systems, Inc.	6,400	168,320
Harris Corp.	13,325	503,019
Hewlett-Packard Co.	268,875	7,154,764
Ingram Micro, Inc., Class A *	78,055	1,395,623
Insight Enterprises, Inc. *	17,100	288,990
Itron, Inc. *	3,300	121,407
Jabil Circuit, Inc.	37,995	781,177
Juniper Networks, Inc. *	24,770	606,122
Lexmark International, Inc., Class A *	15,745	499,117
Molex, Inc.	7,630	188,385
Molex, Inc., Class A	14,730	300,492
Motorola Mobility Holdings, Inc. *	28,515	1,108,663
Motorola Solutions, Inc.	73,345	3,440,614
NCR Corp. *	22,245	423,545
NetApp, Inc. *	10,430	427,213
QUALCOMM, Inc.	69,485	3,585,426
SanDisk Corp. *	17,665	895,086
Sanmina-SCI Corp. *	30,382	267,665
Seagate Technology plc	101,035	1,631,715
TE Connectivity Ltd.	49,615	1,763,813
Tech Data Corp. *	31,040	1,526,547
Tellabs, Inc.	36,060	156,140
The Western Digital Corp. *	39,200	1,044,288
Trimble Navigation Ltd. *	4,300	173,763
Vishay Intertechnology, Inc. *	19,940	214,355
Xerox Corp.	202,026	1,652,573

		64,424,933

Telecommunication Services 4.7%
American Tower Corp., Class A *	11,965	659,272
AT&T, Inc.	1,233,585	36,156,376
CenturyLink, Inc.	80,355	2,833,317
Cincinnati Bell, Inc. *	75,800	244,076
Crown Castle International Corp. *	12,580	520,309
Frontier Communications Corp.	108,398	678,572
Leap Wireless International, Inc. *	20,300	141,085
Level 3 Communications, Inc. *	23,200	619,208
MetroPCS Communications, Inc. *	24,400	207,400
NII Holdings, Inc. *	16,770	394,598
Sprint Nextel Corp. *	1,161,200	2,984,284
Telephone & Data Systems, Inc.	25,600	593,408
tw telecom, Inc. *	9,900	183,150
United States Cellular Corp. *	5,735	228,654
Verizon Communications, Inc.	605,930	22,407,291
Windstream Corp.	84,800	1,032,016

		69,883,016

Transportation 1.9%
Alaska Air Group, Inc. *	6,925	460,720
Alexander & Baldwin, Inc.	6,620	274,796
AMERCO *	2,120	160,505
AMR Corp. *	259,320	682,012
Atlas Air Worldwide Holdings, Inc. *	5,000	192,600
Avis Budget Group, Inc. *	62,490	881,109
C.H. Robinson Worldwide, Inc.	8,980	623,481
Con-way, Inc.	9,530	280,849
CSX Corp.	90,010	1,999,122
Delta Air Lines, Inc. *	169,700	1,445,844
Dollar Thrifty Automotive Group, Inc. *	5,600	341,824
DryShips, Inc. *	38,300	101,495
Expeditors International of Washington, Inc.	9,825	448,020
FedEx Corp.	39,962	3,270,091
Hertz Global Holdings, Inc. *	106,500	1,235,400
J.B. Hunt Transport Services, Inc.	8,645	365,770
JetBlue Airways Corp. *	43,490	194,835
Kansas City Southern *	7,290	460,509
Kirby Corp. *	5,800	356,932
Norfolk Southern Corp.	39,150	2,896,709
Republic Airways Holdings, Inc. *	33,700	87,620
Ryder System, Inc.	15,020	765,119

See financial notes 9

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
SkyWest, Inc.	18,600	249,426
Southwest Airlines Co.	98,575	842,816
Union Pacific Corp.	36,156	3,600,053
United Continental Holdings, Inc. *	92,043	1,778,271
United Parcel Service, Inc., Class B	65,860	4,626,007
UTI Worldwide, Inc.	9,800	143,178
Werner Enterprises, Inc.	7,540	178,698
YRC Worldwide, Inc. *	165,500	8,854

		28,952,665

Utilities 6.4%
AGL Resources, Inc.	14,640	614,002
ALLETE, Inc.	6,600	260,766
Alliant Energy Corp.	18,475	753,411
Ameren Corp.	73,990	2,358,801
American Electric Power Co., Inc.	92,945	3,650,880
American Water Works Co., Inc.	22,100	674,713
Aqua America, Inc.	11,600	257,404
Atmos Energy Corp.	20,160	691,891
Avista Corp.	11,500	292,675
Black Hills Corp.	9,625	324,459
Calpine Corp. *	63,550	964,054
CenterPoint Energy, Inc.	84,170	1,754,103
Cleco Corp.	6,700	247,029
CMS Energy Corp.	43,110	897,550
Consolidated Edison, Inc.	54,325	3,143,788
Constellation Energy Group, Inc.	69,680	2,766,296
Dominion Resources, Inc.	86,210	4,447,574
DPL, Inc.	11,920	361,772
DTE Energy Co.	39,665	2,066,943
Duke Energy Corp.	272,145	5,557,201
Dynegy, Inc. *	82,180	301,601
Edison International	71,890	2,918,734
Entergy Corp.	37,617	2,601,968
Exelon Corp.	120,055	5,329,241
FirstEnergy Corp.	80,634	3,625,305
GenOn Energy, Inc. *	223,602	681,986
Great Plains Energy, Inc.	31,970	663,058
Hawaiian Electric Industries, Inc.	17,770	450,114
IDACORP, Inc.	7,640	308,503
Integrys Energy Group, Inc.	19,035	1,007,142
ITC Holdings Corp.	4,200	305,256
MDU Resources Group, Inc.	36,780	758,036
National Fuel Gas Co.	7,345	450,175
New Jersey Resources Corp.	7,880	370,518
NextEra Energy, Inc.	67,780	3,822,792
Nicor, Inc.	7,340	412,875
NiSource, Inc.	72,135	1,593,462
Northeast Utilities	27,415	947,737
NorthWestern Corp.	6,700	230,815
NRG Energy, Inc. *	81,360	1,742,731
NSTAR	16,980	765,628
NV Energy, Inc.	45,300	726,612
OGE Energy Corp.	13,065	675,983
ONEOK, Inc.	17,810	1,354,450
Pepco Holdings, Inc.	68,565	1,357,587
PG&E Corp.	64,315	2,759,113
Piedmont Natural Gas Co., Inc.	11,150	364,494
Pinnacle West Capital Corp.	21,785	992,960
PNM Resources, Inc.	24,795	445,814
Portland General Electric Co.	13,245	325,032
PPL Corp.	75,055	2,204,365
Progress Energy, Inc.	57,365	2,988,716
Public Service Enterprise Group, Inc.	87,880	2,961,556
Questar Corp.	44,450	856,552
SCANA Corp.	25,785	1,090,190
Sempra Energy	38,715	2,080,157
Southern Co.	124,335	5,371,272
Southwest Gas Corp.	7,825	308,931
TECO Energy, Inc.	36,725	681,983
The AES Corp. *	197,540	2,216,399
UGI Corp.	22,120	634,180
Unisource Energy Corp.	5,900	219,952
Vectren Corp.	15,765	447,411
Westar Energy, Inc.	18,370	500,766
WGL Holdings, Inc.	10,545	451,431
Wisconsin Energy Corp.	13,040	422,887
Xcel Energy, Inc.	84,890	2,194,406

		96,006,188

Total Common Stock
(Cost $1,376,436,266)		1,478,498,401

Other Investment Company 0.5% of net assets

Money Market Fund 0.5%
State Street Institutional Liquid Reserves Fund - Institutional Class	7,158,112	7,158,112

Total Other Investment Company
(Cost $7,158,112)		7,158,112

Security	Face Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.1% of net assets

U.S. Treasury Obligations 0.1%
U.S. Treasury Bill
(0.01)%, 12/15/11 (a)(f)	200,000	200,001
0.00%, 12/15/11 (a)(f)	785,000	785,002

Total Short-Term Investments
(Cost $985,003)		985,003

End of Investments.

10 See financial notes

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.3% of net assets

SSIT U.S. Government Money Market Fund	4,904,747	4,904,747

Total Collateral Invested for Securities on Loan
(Cost $4,904,747)		4,904,747

End of Collateral Invested for Securities on Loan.

At 10/31/11 tax basis cost of the fund’s investments was $1,407,992,463 and the unrealized appreciation and depreciation were $154,568,175 and ($75,919,122), respectively, with a net unrealized appreciation of $78,649,053.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	Issuer is affiliated with the fund’s adviser.
(c)	All or a portion of this security is on loan.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(e)	Illiquid security. At the period end, the value of these amounted to $9,216 or 0.0% of net assets.
(f)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/11.

		Contract	Unrealized
	Number of	Value	Gains
	Contracts	($)	($)

Futures Contract
S&P 500 Index, e-mini, Long, expires 12/16/11	120	7,495,800	409,840

See financial notes 11

 Schwab Fundamental US Small-Mid Company Index Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

99.4%		Common Stock	512,014,961	559,875,978
0.0%		Rights	—	6,053
0.0%		Warrants	—	—
1.1%		Other Investment Company	6,000,596	6,000,596
0.1%		Short-Term Investments	775,001	775,001

100.6%		Total Investments	518,790,558	566,657,628
2.7%		Collateral Invested for Securities on Loan	15,327,665	15,327,665
(3	.3)%	Other Assets and Liabilities, Net		(18,823,923)

100.0%		Net Assets		563,161,370

	Number	Value
Security	of Shares	($)

Common Stock 99.4% of net assets

Automobiles & Components 1.0%
American Axle & Manufacturing Holdings, Inc. *	62,300	603,687
Dorman Products, Inc. *	6,000	228,660
Drew Industries, Inc.	14,095	338,703
Federal-Mogul Corp. *	47,900	807,594
Fuel Systems Solutions, Inc. *	9,700	226,398
Modine Manufacturing Co. *	51,655	545,993
Motorcar Parts of America, Inc. *	7,700	76,384
Spartan Motors, Inc.	42,200	206,780
Standard Motor Products, Inc.	32,000	497,600
Stoneridge, Inc. *	21,200	166,844
Superior Industries International, Inc.	26,760	489,441
Thor Industries, Inc.	34,400	909,536
Tower International, Inc. *	20,100	247,431
Winnebago Industries, Inc. *	18,465	150,305

		5,495,356

Banks 8.0%
1st Source Corp.	7,740	186,070
Ameris Bancorp *	16,034	161,142
Arrow Financial Corp.	6,275	146,459
BancFirst Corp.	4,075	157,703
Banco Latinoamericano de Comercio Exterior, S.A., Class E	37,700	612,625
Bank Mutual Corp.	44,660	148,718
Bank of Marin Bancorp	3,100	109,864
Bank of the Ozarks, Inc.	12,300	305,901
BankAtlantic Bancorp, Inc. Class A (b)*	24,060	57,022
BankFinancial Corp.	10,700	85,600
Banner Corp.	20,037	352,050
Beneficial Mutual Bancorp, Inc. *	12,850	105,499
Berkshire Hills Bancorp, Inc.	14,050	281,281
BOK Financial Corp.	14,700	767,634
Boston Private Financial Holdings, Inc.	70,640	535,451
Brookline Bancorp, Inc.	64,610	540,140
Bryn Mawr Bank Corp.	5,700	104,652
Camden National Corp.	3,200	94,976
Capitol Federal Financial, Inc.	82,786	918,097
Cardinal Financial Corp.	12,700	136,398
Cathay General Bancorp	54,500	762,455
Center Financial Corp. *	20,200	132,714
Centerstate Banks, Inc.	18,200	103,376
Chemical Financial Corp.	20,130	405,217
Citizens & Northern Corp.	8,000	132,560
Citizens Republic Bancorp, Inc. *	86,050	775,310
City Holding Co.	13,690	449,853
CoBiz Financial, Inc.	30,100	159,530
Columbia Banking System, Inc.	18,435	351,555
Community Bank System, Inc.	26,570	679,129
Community Trust Bancorp, Inc.	9,195	260,494
CVB Financial Corp.	94,180	914,488
Dime Community Bancshares	29,150	347,468
Doral Financial Corp. *	159,700	191,640
Eagle Bancorp, Inc. *	8,000	110,960
Enterprise Financial Services Corp.	10,400	160,472
ESSA Bancorp, Inc.	7,500	82,800
Financial Institutions, Inc.	8,705	142,588
First Bancorp	9,900	125,532
First BanCorp Puerto Rico (b)*	100,872	359,104
First Busey Corp.	37,115	189,287
First Citizens BancShares, Inc., Class A	3,000	489,150
First Commonwealth Financial Corp.	126,890	584,963
First Community Bancshares, Inc.	15,475	185,855
First Financial Bancorp	36,990	606,636
First Financial Bankshares, Inc. (b)	18,200	578,032
First Financial Corp.	6,000	197,160
First Financial Holdings, Inc.	15,145	112,830
First Interstate BancSystem, Inc.	14,700	185,808
First Merchants Corp.	24,965	201,218
First Midwest Bancorp, Inc.	78,695	709,042
Flagstar Bancorp, Inc. *	187,800	146,484
Flushing Financial Corp.	29,355	359,892
Glacier Bancorp, Inc.	54,780	621,753
Great Southern Bancorp, Inc.	6,300	125,307
Hanmi Financial Corp. *	72,170	72,170
Heartland Financial USA, Inc.	6,050	94,562
Home Bancshares, Inc.	8,840	207,298
Hudson Valley Holding Corp.	13,300	288,876
IBERIABANK Corp.	16,150	835,278
Independent Bank Corp.	14,595	378,302
International Bancshares Corp.	56,100	1,016,532
Investors Bancorp, Inc. *	25,965	360,394
Lakeland Bancorp, Inc.	15,378	142,862
Lakeland Financial Corp.	10,500	250,845
MainSource Financial Group, Inc.	15,100	141,638
MB Financial, Inc.	45,645	756,338

12 See financial notes

 Schwab Fundamental US Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Metro Bancorp, Inc. *	12,400	102,548
Nara Bancorp, Inc. *	21,113	179,038
National Penn Bancshares, Inc.	116,923	911,999
NBT Bancorp, Inc.	27,155	584,376
Northfield Bancorp, Inc. (b)	8,100	111,861
Northwest Bancshares, Inc.	78,692	981,289
OceanFirst Financial Corp.	12,200	159,088
Ocwen Financial Corp. *	78,845	1,143,252
Old National Bancorp	87,925	1,017,292
Oriental Financial Group, Inc.	32,635	345,605
Oritani Financial Corp.	8,600	111,456
Orrstown Financial Services, Inc.	4,100	37,556
Pacific Continental Corp.	12,500	108,375
PacWest Bancorp	26,080	460,051
Park National Corp. (b)	12,210	729,059
Peoples Bancorp, Inc.	9,575	126,677
Pinnacle Financial Partners, Inc. *	28,000	420,280
PrivateBancorp, Inc.	46,415	505,923
Prosperity Bancshares, Inc.	20,400	785,196
Provident Financial Services, Inc.	52,290	677,155
Provident New York Bancorp	19,685	136,811
Radian Group, Inc.	163,200	383,520
Renasant Corp.	20,000	288,400
Republic Bancorp, Inc., Class A	11,100	225,774
S&T Bancorp, Inc.	27,590	515,105
S.Y. Bancorp, Inc.	7,515	154,659
Sandy Spring Bancorp, Inc.	16,795	285,683
SCBT Financial Corp.	8,100	239,193
Seacoast Banking Corp. of Florida *	99,790	148,687
Signature Bank *	16,380	913,185
Simmons First National Corp., Class A	12,100	314,116
Southside Bancshares, Inc.	11,807	242,870
Southwest Bancorp, Inc. *	17,100	80,370
State Bancorp, Inc.	9,500	112,385
StellarOne Corp.	12,542	150,379
Sterling Bancorp	25,795	212,809
Sterling Financial Corp. *	12,525	188,000
Suffolk Bancorp	7,415	63,102
Territorial Bancorp, Inc.	5,600	110,040
Texas Capital Bancshares, Inc. *	19,620	549,360
TFS Financial Corp. *	39,680	365,453
The Bancorp, Inc. *	19,400	155,976
The First of Long Island Corp.	3,900	99,645
The PMI Group, Inc. (c)(d)*	257,300	40,139
Tompkins Financial Corp.	4,031	158,942
Tower Bancorp, Inc.	5,300	136,316
TowneBank (b)	16,900	210,574
TriCo Bancshares	10,700	158,681
TrustCo Bank Corp. NY	81,410	403,794
UMB Financial Corp.	19,201	707,941
Union First Market Bankshares Corp.	13,300	170,506
United Bankshares, Inc.	36,995	878,261
United Community Banks, Inc. (b)*	66,179	489,063
United Financial Bancorp, Inc.	8,900	143,646
Univest Corp. of Pennsylvania	9,600	146,016
ViewPoint Financial Group	10,100	129,987
Virginia Commerce Bancorp, Inc. *	29,000	184,440
Washington Banking Co.	7,400	87,468
Washington Trust Bancorp, Inc.	7,385	173,400
WesBanco, Inc.	16,690	331,463
West Coast Bancorp *	12,665	189,088
Westamerica Bancorp	17,470	783,005
Western Alliance Bancorp *	53,065	344,923
Westfield Financial, Inc.	20,727	147,369
Wilshire Bancorp, Inc. *	23,000	78,660
Wintrust Financial Corp.	27,640	798,243
WSFS Financial Corp.	6,035	239,891

		44,858,453

Capital Goods 10.8%
A.O. Smith Corp.	29,000	1,077,640
A123 Systems, Inc. (b)*	27,800	95,354
AAON, Inc.	7,020	148,613
AAR CORP.	37,980	756,941
Aceto Corp.	22,900	145,186
Actuant Corp., Class A	34,700	780,750
Aegion Corp. *	23,615	349,266
Aerovironment, Inc. *	5,900	194,877
Aircastle Ltd.	90,500	1,097,765
Alamo Group, Inc.	6,300	150,255
Albany International Corp., Class A	26,600	600,894
Altra Holdings, Inc. *	15,600	229,320
American Railcar Industries, Inc. *	10,550	232,733
American Science & Engineering, Inc.	2,300	156,446
American Superconductor Corp. *	17,300	75,428
American Woodmark Corp.	4,895	83,264
Ampco-Pittsburgh Corp.	7,160	150,288
Apogee Enterprises, Inc.	36,195	395,249
Applied Industrial Technologies, Inc.	35,020	1,177,372
Armstrong World Industries, Inc.	24,400	1,039,196
Astec Industries, Inc. *	18,250	606,812
AZZ, Inc.	5,400	241,164
Barnes Group, Inc.	38,265	890,427
Beacon Roofing Supply, Inc. *	46,680	860,312
Belden, Inc.	25,240	814,747
Blount International, Inc. *	25,705	399,199
Builders FirstSource, Inc. *	44,155	71,973
CAI International, Inc. *	5,000	78,050
Cascade Corp.	7,655	329,931
Ceradyne, Inc. *	21,630	723,740
Chart Industries, Inc. *	13,910	786,054
China BAK Battery, Inc. (b)*	61,500	56,586
China Yuchai International Ltd.	28,100	427,120
CIRCOR International, Inc.	7,290	253,838
CLARCOR, Inc.	22,325	1,082,316
Coleman Cable, Inc. *	15,200	154,584
Colfax Corp. (b)*	14,400	363,744
Columbus McKinnon Corp. *	21,860	327,681
Comfort Systems USA, Inc.	38,000	418,000
Commercial Vehicle Group, Inc. *	19,560	215,747
Cubic Corp.	8,590	404,761
DigitalGlobe, Inc. *	13,100	267,240
Douglas Dynamics, Inc.	8,100	121,662
Ducommun, Inc.	9,900	141,273
DXP Enterprises, Inc. *	8,000	199,840
Dycom Industries, Inc. *	46,570	904,855
Dynamic Materials Corp.	5,400	117,180
Encore Wire Corp.	23,240	617,719
EnPro Industries, Inc. *	15,470	532,787
ESCO Technologies, Inc.	13,200	403,524

See financial notes 13

 Schwab Fundamental US Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Federal Signal Corp.	89,000	420,080
Flow International Corp. *	28,000	72,520
Force Protection, Inc. *	79,800	293,664
Franklin Electric Co., Inc.	9,580	439,914
FreightCar America, Inc. *	13,935	264,068
Furmanite Corp. *	18,900	126,063
Fushi Copperweld, Inc. (b)*	16,600	105,576
GenCorp, Inc. *	51,200	248,832
Generac Holdings, Inc. *	19,700	450,342
GeoEye, Inc. *	8,200	275,274
Gibraltar Industries, Inc. *	45,155	503,930
Graco, Inc.	24,240	1,040,866
GrafTech International Ltd. *	44,830	704,279
Great Lakes Dredge & Dock Co.	37,400	192,610
Griffon Corp. *	58,808	556,912
H&E Equipment Services, Inc. *	17,720	194,388
HEICO Corp.	3,768	214,851
HEICO Corp., Class A	8,766	344,591
Hexcel Corp. *	55,685	1,375,976
Houston Wire & Cable Co.	13,000	166,010
Hurco Cos., Inc. *	4,100	107,092
IDEX Corp.	27,200	964,240
II-VI, Inc. *	15,530	295,225
Insteel Industries, Inc.	16,300	168,053
Interline Brands, Inc. *	25,460	379,354
John Bean Technologies Corp.	22,940	370,252
Kadant, Inc. *	9,000	194,850
Kaman Corp.	19,180	637,735
Kaydon Corp.	17,935	564,235
Kratos Defense & Security Solutions, Inc. *	16,056	101,634
L.B. Foster Co., Class A	7,880	200,940
Lawson Products, Inc.	5,530	92,185
Layne Christensen Co. *	21,200	534,028
Lindsay Corp.	3,400	197,540
LMI Aerospace, Inc. *	6,500	130,715
LSI Industries, Inc.	25,602	172,301
Lydall, Inc. *	19,900	218,104
MasTec, Inc. *	32,410	700,704
MFC Industrial Ltd.	45,100	317,053
Michael Baker Corp. *	7,300	150,234
Miller Industries, Inc.	14,100	288,204
MSC Industrial Direct Co., Class A	17,400	1,183,374
Mueller Water Products, Inc., Class A	227,400	625,350
MYR Group, Inc. *	16,700	322,143
NACCO Industries, Inc., Class A	6,940	569,774
National Presto Industries, Inc.	2,945	281,248
NCI Building Systems, Inc. *	47,451	432,279
NN, Inc. *	11,500	101,660
Nordson Corp.	12,750	591,217
Northwest Pipe Co. *	13,000	346,710
Orbital Sciences Corp. *	40,555	626,980
Orion Marine Group, Inc. *	19,240	130,640
Pike Electric Corp. *	21,220	161,484
Polypore International, Inc. *	8,000	419,600
Powell Industries, Inc. *	7,770	261,150
Quanex Building Products Corp.	31,450	463,887
Raven Industries, Inc.	5,065	303,951
RBC Bearings, Inc. *	10,000	405,000
Robbins & Myers, Inc.	11,817	528,102
RSC Holdings, Inc. *	42,300	412,848
Rush Enterprises, Inc., Class A *	41,560	802,108
Sauer-Danfoss, Inc. *	9,640	373,261
Seaboard Corp.	200	439,600
SeaCube Container Leasing Ltd.	17,000	236,300
Sensata Technologies Holding N.V. *	19,600	586,824
Simpson Manufacturing Co., Inc.	22,085	677,126
Standex International Corp.	11,550	445,946
Sterling Construction Co., Inc. *	17,300	215,385
Sun Hydraulics Corp.	5,250	150,990
TAL International Group, Inc.	8,790	244,626
Taser International, Inc. *	25,900	128,723
Tecumseh Products Co., Class A *	25,530	162,371
Tennant Co.	10,080	389,995
Textainer Group Holdings Ltd.	5,350	146,858
The Gorman-Rupp Co.	8,000	214,960
The Greenbrier Cos., Inc. *	21,620	402,348
The Middleby Corp. *	5,808	489,498
The Toro Co.	17,110	924,624
Titan International, Inc.	14,275	321,188
Titan Machinery, Inc. *	8,200	191,306
TransDigm Group, Inc. *	14,100	1,324,272
Tredegar Corp.	21,475	415,971
TriMas Corp. *	13,450	262,141
Triumph Group, Inc.	19,060	1,107,386
Twin Disc, Inc.	5,100	198,390
Universal Forest Products, Inc.	21,470	602,663
Valmont Industries, Inc.	8,250	707,437
Vicor Corp.	7,261	66,438
Wabash National Corp. *	29,045	200,411
Wabtec Corp.	16,460	1,105,783
Watsco, Inc.	16,245	1,001,667
Watts Water Technologies, Inc., Class A	20,855	656,724
Woodward, Inc.	31,700	1,073,996
Xerium Technologies, Inc. *	10,100	104,636

		61,064,476

Commercial & Professional Supplies 4.9%
ABM Industries, Inc.	42,100	851,262
Acco Brands Corp. *	96,045	659,829
American Reprographics Co. *	47,350	188,927
Casella Waste Systems, Inc., Class A *	38,200	239,896
CBIZ, Inc. *	64,095	405,721
CDI Corp.	23,460	308,030
Cenveo, Inc. *	107,808	404,280
Clean Harbors, Inc. *	18,530	1,079,743
Consolidated Graphics, Inc. *	13,720	625,083
Copart, Inc. *	22,880	996,424
CoStar Group, Inc. *	5,440	334,723
Courier Corp.	10,455	90,854
CRA International, Inc. *	8,845	170,885
Dolan Co. *	19,000	166,250
EnergySolutions, Inc. *	125,500	473,135
Ennis, Inc.	34,040	498,005
Exponent, Inc. *	5,800	279,444
G & K Services, Inc., Class A	19,290	585,644
GP Strategies Corp. *	11,900	140,658
Healthcare Services Group, Inc.	26,555	460,729
Heidrick & Struggles International, Inc.	12,170	240,723

14 See financial notes

 Schwab Fundamental US Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Herman Miller, Inc.	35,310	729,152
Hill International, Inc. *	24,800	138,880
Hudson Highland Group, Inc. *	18,385	85,123
Huron Consulting Group, Inc. *	18,000	648,180
ICF International, Inc. *	12,900	301,602
IHS, Inc., Class A *	11,010	924,730
Innerworkings, Inc. *	15,300	138,465
Insperity, Inc.	20,860	537,771
Interface, Inc., Class A	29,185	380,572
KAR Auction Services, Inc. *	35,300	485,375
Kforce, Inc. *	28,800	367,488
Kimball International, Inc., Class B	20,725	116,682
Knoll, Inc.	29,900	455,975
Korn/Ferry International *	27,230	434,863
M&F Worldwide Corp. *	23,033	570,297
McGrath Rentcorp	19,025	508,348
Metalico, Inc. *	35,800	161,816
Mine Safety Appliances Co.	17,825	598,029
Mistras Group, Inc. *	9,000	196,200
Mobile Mini, Inc. *	28,125	510,188
Multi-Color Corp.	8,600	227,986
Navigant Consulting, Inc. *	70,225	795,649
On Assignment, Inc. *	27,900	301,041
Resources Connection, Inc.	24,860	275,697
Rollins, Inc.	20,522	446,969
Schawk, Inc.	8,460	114,125
Standard Parking Corp. *	14,000	246,260
Steelcase, Inc., Class A	106,200	786,942
Sykes Enterprises, Inc. *	25,955	413,463
Team, Inc. *	10,700	267,607
Tetra Tech, Inc. *	42,295	923,300
The Advisory Board Co. *	3,530	216,213
The Corporate Executive Board Co.	16,170	591,660
The Geo Group, Inc. *	35,480	646,800
The Standard Register Co.	34,950	90,521
Towers Watson & Co., Class A	17,715	1,163,876
TrueBlue, Inc. *	45,030	595,297
UniFirst Corp.	10,105	528,997
US Ecology, Inc.	9,000	162,540
Verisk Analytics, Inc., Class A *	22,800	801,420
Viad Corp.	21,565	451,355
VSE Corp.	5,200	126,464

		27,664,163

Consumer Durables & Apparel 3.5%
American Apparel, Inc. (b)*	111,600	97,092
American Greetings Corp., Class A	47,200	755,672
Arctic Cat, Inc. *	14,800	300,588
Beazer Homes USA, Inc. (b)*	219,200	471,280
Blyth, Inc.	11,672	651,648
Callaway Golf Co.	103,455	601,074
Carter’s, Inc. *	19,065	726,186
Cavco Industries, Inc. *	3,500	157,605
Cherokee, Inc.	10,000	131,400
Columbia Sportswear Co.	8,380	450,341
Crocs, Inc. *	25,360	448,111
CSS Industries, Inc.	7,175	151,249
Deckers Outdoor Corp. *	7,450	858,538
Ethan Allen Interiors, Inc.	28,465	563,607
Fossil, Inc. *	8,565	887,848
Furniture Brands International, Inc. *	128,000	244,480
G-III Apparel Group Ltd. *	10,600	298,814
Helen of Troy Ltd. *	18,630	538,966
Hooker Furniture Corp.	11,400	110,580
Hovnanian Enterprises, Inc., Class A (b)*	156,800	225,792
Iconix Brand Group, Inc. *	30,530	548,013
JAKKS Pacific, Inc.	33,925	643,557
K-Swiss, Inc., Class A *	35,630	160,335
Kenneth Cole Productions, Inc., Class A *	12,140	130,626
Kid Brands, Inc. *	12,400	36,332
La-Z-Boy, Inc. *	68,920	700,227
Leapfrog Enterprises, Inc. *	31,335	116,880
Libbey, Inc. *	16,400	207,624
Lifetime Brands, Inc.	10,700	130,861
Lululemon Athletica, Inc. *	2,600	146,848
M/I Homes, Inc. *	28,400	212,148
Maidenform Brands, Inc. *	11,300	277,754
Movado Group, Inc.	19,620	328,243
Nautilus, Inc. *	52,657	106,367
Oxford Industries, Inc.	19,830	783,285
Perry Ellis International, Inc. *	12,800	321,280
Quiksilver, Inc. *	238,200	797,970
Sealy Corp. *	94,570	146,583
Skechers U.S.A., Inc., Class A *	36,945	526,836
Skyline Corp.	8,985	60,739
Smith & Wesson Holding Corp. *	56,400	166,944
Standard Pacific Corp. *	62,100	188,784
Steven Madden Ltd. *	13,248	488,851
Sturm, Ruger & Co., Inc.	6,900	209,208
Tempur-Pedic International, Inc. *	15,415	1,049,145
The Ryland Group, Inc.	51,400	693,900
True Religion Apparel, Inc. *	8,000	271,360
Under Armour, Inc., Class A *	5,815	490,844
Unifi, Inc. *	20,600	159,650
Universal Electronics, Inc. *	7,200	133,848
Wolverine World Wide, Inc.	22,490	853,046

		19,758,959

Consumer Services 5.5%
AFC Enterprises, Inc. *	27,700	379,767
Ambassadors Group, Inc.	15,300	75,888
American Public Education, Inc. *	2,300	82,363
Ameristar Casinos, Inc.	23,775	439,837
Ascent Capital Group, Inc., Class A *	11,800	536,782
Bally Technologies, Inc. *	22,575	818,795
Biglari Holdings, Inc. *	748	258,150
BJ’s Restaurants, Inc. *	7,400	391,682
Bob Evans Farms, Inc.	34,355	1,130,279
Bravo Brio Restaurant Group, Inc. *	6,300	122,409
Buffalo Wild Wings, Inc. *	4,200	278,124
Capella Education Co. *	3,040	105,822
Carrols Restaurant Group, Inc. *	19,800	184,932
CEC Entertainment, Inc.	18,880	596,986
ChinaCast Education Corp. (b)*	21,000	84,420
Chipotle Mexican Grill, Inc. *	4,020	1,351,202
Choice Hotels International, Inc.	20,040	717,232
Churchill Downs, Inc.	7,895	379,513
Coinstar, Inc. (b)*	17,125	817,547
Corinthian Colleges, Inc. *	182,385	348,355
CPI Corp. (b)	9,800	58,506

See financial notes 15

 Schwab Fundamental US Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Cracker Barrel Old Country Store, Inc.	23,020	975,818
Denny’s Corp. *	119,400	429,840
DineEquity, Inc. *	11,230	527,361
Education Management Corp. (b)*	39,400	782,484
Gaylord Entertainment Co. *	31,780	743,334
Grand Canyon Education, Inc. *	8,200	133,742
Hillenbrand, Inc.	43,200	911,952
International Speedway Corp., Class A	23,550	561,903
Interval Leisure Group, Inc. *	19,532	269,737
Isle of Capri Casinos, Inc. *	35,415	192,658
ITT Educational Services, Inc. (b)*	12,635	782,865
K12, Inc. *	6,900	241,845
Krispy Kreme Doughnuts, Inc. *	30,235	213,459
LIFE TIME FITNESS, Inc. *	11,685	503,974
Lincoln Educational Services Corp.	20,760	194,106
Mac-Gray Corp.	7,200	99,936
Matthews International Corp., Class A	17,715	622,505
McCormick & Schmick’s Seafood Restaurants, Inc. *	20,500	137,350
Morgans Hotel Group *	21,900	142,569
Morton’s Restaurant Group, Inc. *	20,800	101,504
Multimedia Games Holding Co., Inc. *	35,380	233,862
O’Charley’s, Inc. *	45,375	281,779
Orient-Express Hotels Ltd., Class A *	41,990	358,175
P.F. Chang’s China Bistro, Inc.	17,155	533,520
Panera Bread Co., Class A *	8,175	1,092,916
Papa John’s International, Inc. *	17,610	594,514
Peet’s Coffee & Tea, Inc. *	4,800	305,856
Pinnacle Entertainment, Inc. *	58,575	663,069
Red Lion Hotels Corp. *	19,800	137,610
Red Robin Gourmet Burgers, Inc. *	17,680	443,238
Ruby Tuesday, Inc. *	64,750	543,252
Ruth’s Hospitality Group, Inc. *	36,400	171,808
School Specialty, Inc. *	23,500	179,775
Scientific Games Corp., Class A *	87,470	760,114
Shuffle Master, Inc. *	24,800	263,128
Sonic Corp. *	69,080	511,883
Sotheby’s	17,120	602,966
Speedway Motorsports, Inc.	17,215	223,795
Steiner Leisure Ltd. *	7,860	378,695
Stewart Enterprises, Inc., Class A	68,340	440,110
Strayer Education, Inc. (b)	4,000	340,840
Texas Roadhouse, Inc.	24,110	345,496
The Cheesecake Factory, Inc. *	36,735	1,028,213
The Marcus Corp.	19,030	226,838
Universal Technical Institute, Inc. *	10,080	143,942
Vail Resorts, Inc.	23,460	1,045,377
Weight Watchers International, Inc.	10,992	820,223
WMS Industries, Inc. *	25,112	550,204

		30,948,731

Diversified Financials 2.6%
Advance America Cash Advance Centers, Inc.	135,295	1,140,537
BGC Partners, Inc., Class A	14,480	99,188
Calamos Asset Management, Inc., Class A	31,015	387,377
Cash America International, Inc.	19,805	1,084,324
Cohen & Steers, Inc.	4,240	115,201
Compass Diversified Holdings	47,960	626,358
CompuCredit Holdings Corp. *	18,128	56,559
Cowen Group, Inc., Class A *	102,339	278,362
Credit Acceptance Corp. *	2,675	184,361
DFC Global Corp. *	24,737	542,235
Duff & Phelps Corp., Class A	8,000	101,520
Encore Capital Group, Inc. *	7,555	204,665
Evercore Partners, Inc., Class A	3,600	98,784
EZCORP, Inc., Class A *	20,500	569,490
FBR & Co. *	35,700	74,256
First Cash Financial Services, Inc. *	10,290	427,035
GAMCO Investors, Inc., Class A	2,535	119,398
GFI Group, Inc.	60,020	259,286
Gleacher & Co., Inc. *	59,600	76,288
Greenhill & Co., Inc.	6,435	243,114
ICG Group, Inc. *	11,000	118,690
INTL FCStone, Inc. *	7,274	176,322
Investment Technology Group, Inc. *	55,455	632,742
Janus Capital Group, Inc.	83,200	545,792
KBW, Inc.	12,600	178,416
LPL Investment Holdings, Inc. *	13,000	377,130
MarketAxess Holdings, Inc.	5,700	166,611
Medallion Financial Corp.	20,100	239,190
Nelnet, Inc., Class A	20,040	430,459
NewStar Financial, Inc. *	26,100	279,792
Oppenheimer Holdings, Inc., Class A	7,400	130,018
Penson Worldwide, Inc. (b)*	35,000	43,050
PICO Holdings, Inc. *	8,595	196,310
Piper Jaffray Cos., Inc. *	15,905	330,188
Portfolio Recovery Associates, Inc. *	3,645	255,660
Resource America, Inc., Class A	15,200	74,024
Safeguard Scientifics, Inc. *	5,500	93,005
Stifel Financial Corp. *	17,760	566,011
SWS Group, Inc.	91,020	501,520
The First Marblehead Corp. *	48,000	46,080
Waddell & Reed Financial, Inc., Class A	29,120	807,498
Walter Investment Management Corp.	34,700	879,992
World Acceptance Corp. *	10,660	721,149

		14,477,987

Energy 5.9%
Alon USA Energy, Inc.	20,600	156,560
Approach Resources, Inc. (b)*	3,800	92,758
ATP Oil & Gas Corp. (b)*	26,785	282,582
Basic Energy Services, Inc. *	40,185	736,993
Berry Petroleum Co., Class A	17,620	608,771
Bill Barrett Corp. *	14,840	617,344
BPZ Resources, Inc. (b)*	20,600	61,594
Brigham Exploration Co. *	6,835	248,897
Cal Dive International, Inc. *	124,343	278,528
Callon Petroleum Co. *	22,500	105,975
CARBO Ceramics, Inc.	3,080	418,418
Carrizo Oil & Gas, Inc. *	7,605	206,856
Clayton Williams Energy, Inc. *	2,085	136,234
Clean Energy Fuels Corp. (b)*	8,600	101,652

16 See financial notes

 Schwab Fundamental US Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Cloud Peak Energy, Inc. *	49,700	1,140,615
Cobalt International Energy, Inc. *	20,700	213,624
Complete Production Services, Inc. *	36,400	1,193,920
Comstock Resources, Inc. *	41,855	763,435
Concho Resources, Inc. *	10,440	988,877
Contango Oil & Gas Co. *	5,560	357,730
Continental Resources, Inc. *	5,000	303,250
Core Laboratories N.V.	5,990	648,477
Crimson Exploration, Inc. *	34,900	104,002
Crosstex Energy, Inc.	82,200	1,071,066
Dawson Geophysical Co. *	4,900	141,610
Delek US Holdings, Inc.	11,100	160,728
Delta Petroleum Corp. *	23,663	53,005
DHT Holdings, Inc.	87,100	139,360
Dril-Quip, Inc. *	8,185	532,844
Endeavour International Corp. *	11,100	103,008
Energy Partners Ltd. *	30,600	438,804
Energy XXI (Bermuda) Ltd. *	17,000	499,290
ENGlobal Corp. *	28,000	73,080
EXCO Resources, Inc.	49,900	629,239
Gastar Exploration Ltd. *	23,000	85,100
Geokinetics, Inc. *	19,800	64,746
GeoResources, Inc. *	3,200	84,928
Global Geophysical Services, Inc. *	9,600	91,584
Global Industries Ltd. *	85,465	679,447
GMX Resources, Inc. *	45,500	113,750
Goodrich Petroleum Corp. (b)*	13,700	217,145
Gran Tierra Energy, Inc. *	51,900	315,552
Green Plains Renewable Energy, Inc. *	8,500	88,910
Gulf Island Fabrication, Inc.	9,400	261,790
GulfMark Offshore, Inc., Class A *	20,105	836,167
Gulfport Energy Corp. *	4,100	127,674
Harvest Natural Resources, Inc. (b)*	11,750	125,373
Hercules Offshore, Inc. *	236,700	897,093
Hornbeck Offshore Services, Inc. *	28,780	945,135
InterOil Corp. (b)*	5,400	256,554
ION Geophysical Corp. *	34,605	263,690
James River Coal Co. *	15,700	162,495
Knightsbridge Tankers Ltd. (b)	16,290	274,975
Lufkin Industries, Inc.	7,510	443,766
Magnum Hunter Resources Corp. (b)*	15,354	69,093
Matrix Service Co. *	24,000	254,880
McMoRan Exploration Co. *	63,660	775,379
Miller Energy Resources, Inc. (b)*	22,000	63,140
Mitcham Industries, Inc. *	8,900	129,762
Natural Gas Services Group *	6,800	93,568
Newpark Resources, Inc. *	78,840	704,041
Nordic American Tanker Shipping Ltd. (b)	39,885	575,142
Oilsands Quest, Inc. *	329,900	85,774
OYO Geospace Corp. *	1,000	78,580
Pacific Ethanol, Inc. (b)*	109,642	50,435
Parker Drilling Co. *	178,310	986,054
Patriot Coal Corp. *	41,300	518,728
Penn Virginia Corp.	66,700	406,203
Petroleum Development Corp. *	11,855	309,534
PetroQuest Energy, Inc. *	40,185	292,949
PHI, Inc. - Non Voting Shares *	11,885	262,302
Pioneer Drilling Co. *	51,700	511,313
Quicksilver Resources, Inc. *	19,300	148,610
Resolute Energy Corp. *	7,800	101,400
REX American Resources Corp. *	8,300	151,392
Rex Energy Corp. *	12,500	193,500
Rosetta Resources, Inc. *	15,110	669,978
RPC, Inc.	20,097	373,201
SandRidge Energy, Inc. *	83,665	640,874
Stone Energy Corp. *	36,500	886,585
Swift Energy Co. *	26,005	796,273
Teekay Tankers Ltd., Class A (b)	29,300	144,742
Tesco Corp. *	25,400	392,938
TETRA Technologies, Inc. *	70,760	672,220
Tsakos Energy Navigation Ltd.	79,130	473,197
Union Drilling, Inc. *	17,000	127,330
VAALCO Energy, Inc. *	31,340	213,425
Vanguard Natural Resources LLC	4,200	122,094
Vantage Drilling Co. *	121,100	164,696
Venoco, Inc. *	10,600	103,244
W&T Offshore, Inc.	20,300	399,707
Warren Resources, Inc. *	24,200	75,746
Willbros Group, Inc. *	56,700	288,603

		33,251,632

Food & Staples Retailing 0.7%
Ingles Markets, Inc., Class A	11,100	167,610
PriceSmart, Inc.	15,840	1,204,473
Spartan Stores, Inc.	33,400	571,808
Susser Holdings Corp. *	18,300	401,868
The Andersons, Inc.	18,625	687,635
The Fresh Market, Inc. *	3,500	140,000
Village Super Market, Inc., Class A	3,202	90,809
Weis Markets, Inc.	11,800	466,690

		3,730,893

Food, Beverage & Tobacco 2.4%
Adecoagro SA *	12,900	125,388
Alliance One International, Inc. *	218,530	583,475
B&G Foods, Inc.	37,700	799,994
Cal-Maine Foods, Inc. (b)	16,000	533,120
Calavo Growers, Inc.	7,700	173,789
Coca-Cola Bottling Co. Consolidated	6,600	370,392
Darling International, Inc. *	28,620	401,252
Diamond Foods, Inc. (b)	6,700	440,525
Green Mountain Coffee Roasters, Inc. *	16,480	1,071,530
Hansen Natural Corp. *	12,155	1,082,889
Heckmann Corp. *	27,200	162,928
Imperial Sugar Co.	33,100	224,087
J & J Snack Foods Corp.	7,935	409,208
Lancaster Colony Corp.	13,865	922,300
National Beverage Corp.	11,400	192,888
Omega Protein Corp. *	12,700	137,541
Pilgrim’s Pride Corp. *	85,900	432,936
Reddy Ice Holdings, Inc. *	41,610	46,187
Sanderson Farms, Inc.	22,800	1,128,600
Smart Balance, Inc. *	64,200	420,510
Snyders-Lance, Inc.	24,460	519,041
The Boston Beer Co., Inc., Class A *	1,900	168,112
The Hain Celestial Group, Inc. *	28,770	965,521
Tootsie Roll Industries, Inc.	11,395	282,254

See financial notes 17

 Schwab Fundamental US Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
TreeHouse Foods, Inc. *	18,785	1,152,272
Vector Group Ltd. (b)	37,731	662,934
Zhongpin, Inc. (b)*	12,000	110,760

		13,520,433

Health Care Equipment & Services 5.6%
Abaxis, Inc. *	5,000	140,300
Accuray, Inc. *	18,762	75,048
Air Methods Corp. *	5,600	452,592
Align Technology, Inc. *	16,500	379,995
Alliance HealthCare Services, Inc. *	50,175	55,694
Almost Family, Inc. *	4,000	74,560
Amedisys, Inc. *	28,570	375,124
American Dental Partners, Inc. *	10,400	109,824
AMN Healthcare Services, Inc. *	69,245	328,221
AmSurg Corp. *	34,225	866,919
Analogic Corp.	5,265	284,731
AngioDynamics, Inc. *	17,500	269,675
ArthroCare Corp. *	8,100	244,215
Assisted Living Concepts, Inc., Class A	14,640	208,034
athenahealth, Inc. *	2,400	126,984
Atrion Corp.	600	135,000
Bio-Reference Laboratories, Inc. *	11,300	226,452
BioScrip, Inc. *	90,200	586,300
Cantel Medical Corp.	6,500	179,400
CardioNet, Inc. *	22,900	64,807
Catalyst Health Solutions, Inc. *	21,200	1,165,364
Chemed Corp.	10,695	634,855
Chindex International, Inc. *	7,100	78,881
Computer Programs & Systems, Inc.	2,000	102,140
CONMED Corp. *	26,295	690,770
CorVel Corp. *	3,301	170,233
Cross Country Healthcare, Inc. *	20,465	102,325
Emdeon, Inc., Class A *	13,600	257,992
Emeritus Corp. *	16,000	283,360
Ensign Group, Inc.	4,020	91,495
Exactech, Inc. *	5,600	89,600
Five Star Quality Care, Inc. *	57,400	148,666
Gen-Probe, Inc. *	12,715	764,171
Gentiva Health Services, Inc. *	27,025	111,884
Greatbatch, Inc. *	19,120	426,950
Haemonetics Corp. *	11,100	676,545
Hanger Orthopedic Group, Inc. *	15,200	264,024
HEALTHSOUTH Corp. *	45,200	798,232
Healthspring, Inc. *	26,600	1,434,804
Healthways, Inc. *	40,960	293,274
HMS Holdings Corp. *	10,200	249,288
ICU Medical, Inc. *	5,050	198,516
IDEXX Laboratories, Inc. *	12,800	921,472
Integra LifeSciences Holdings *	7,920	253,915
Invacare Corp.	29,365	659,244
IPC The Hospitalist Co. *	4,600	192,878
Kensey Nash Corp. *	4,400	118,272
Landauer, Inc.	4,250	217,813
LCA-Vision, Inc. *	22,830	73,741
LHC Group, Inc. *	7,360	115,478
Masimo Corp.	10,600	219,208
MedAssets, Inc. *	19,700	210,002
Medical Action Industries, Inc. *	22,800	119,472
MedQuist Holdings, Inc. *	10,900	93,195
Meridian Bioscience, Inc.	11,525	209,986
Merit Medical Systems, Inc. *	16,775	225,121
Metropolitan Health Networks, Inc. *	24,433	159,303
Molina Healthcare, Inc. *	41,257	873,823
MWI Veterinary Supply, Inc. *	6,900	520,950
National Healthcare Corp.	6,750	258,592
Natus Medical, Inc. *	14,600	125,560
Neogen Corp. *	3,800	146,870
NuVasive, Inc. *	5,400	80,028
Omnicell, Inc. *	16,200	242,190
Orthofix International N.V. *	13,860	486,625
PharMerica Corp. *	75,340	1,175,304
PSS World Medical, Inc. *	41,170	916,032
Quality Systems, Inc.	8,660	336,961
Quidel Corp. *	11,900	212,534
RadNet, Inc. *	36,000	92,520
ResMed, Inc. *	32,540	920,882
RTI Biologics, Inc. *	56,800	255,600
Select Medical Holdings Corp. *	60,200	523,740
Sirona Dental Systems, Inc. *	14,290	684,491
Skilled Healthcare Group, Inc., Class A *	20,360	76,961
SonoSite, Inc. *	5,680	176,023
Sunrise Senior Living, Inc. *	83,500	459,250
SurModics, Inc. *	12,660	133,436
Symmetry Medical, Inc. *	26,870	244,248
Syneron Medical Ltd. *	11,300	127,916
Team Health Holdings, Inc. *	10,500	213,360
The Providence Service Corp. *	13,000	162,500
Thoratec Corp. *	15,000	547,650
Triple-S Management Corp., Class B *	23,800	452,200
U.S. Physical Therapy, Inc.	7,000	136,640
Volcano Corp. *	4,000	99,720
WellCare Health Plans, Inc. *	30,000	1,470,300
West Pharmaceutical Services, Inc.	20,540	798,390
Wright Medical Group, Inc. *	13,440	231,034
Zoll Medical Corp. *	7,125	269,396

		31,458,070

Household & Personal Products 0.8%
American Oriental Bioengineering, Inc. (b)*	149,000	114,760
Central Garden & Pet Co. *	26,600	230,090
Central Garden & Pet Co., Class A *	83,730	735,987
Elizabeth Arden, Inc. *	23,470	804,551
Inter Parfums, Inc.	6,550	120,782
Nu Skin Enterprises, Inc., Class A	28,610	1,445,663
Nutraceutical International Corp. *	6,400	88,320
Prestige Brands Holdings, Inc. *	20,510	216,996
Revlon, Inc., Class A *	14,100	207,693
Schiff Nutrition International, Inc. *	12,500	152,750
USANA Health Sciences, Inc. *	3,930	135,978
WD-40 Co.	8,915	392,438

		4,646,008

Insurance 2.5%
American Equity Investment Life Holding Co.	64,915	703,679
American National Insurance Co.	5,500	393,030

18 See financial notes

 Schwab Fundamental US Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
American Safety Insurance Holdings Ltd. *	10,400	212,264
AMERISAFE, Inc. *	17,200	370,660
AmTrust Financial Services, Inc.	15,180	385,268
Argo Group International Holdings Ltd.	24,859	750,493
Citizens, Inc. *	23,980	188,003
CNA Financial Corp.	24,000	638,400
eHealth, Inc. *	10,000	148,500
Employers Holdings, Inc.	30,900	501,198
Enstar Group Ltd. *	3,710	341,209
FBL Financial Group, Inc., Class A	16,000	522,400
Flagstone Reinsurance Holdings S.A.	56,400	478,836
Global Indemnity plc *	10,670	215,427
Greenlight Capital Re Ltd., Class A *	14,100	317,673
Hallmark Financial Services, Inc. *	15,000	116,400
Harleysville Group, Inc.	12,635	742,433
Hilltop Holdings, Inc. *	27,670	218,040
Horace Mann Educators Corp.	47,290	636,051
Infinity Property & Casualty Corp.	12,065	699,287
Kansas City Life Insurance Co.	2,977	99,789
Maiden Holdings Ltd.	66,500	541,975
Meadowbrook Insurance Group, Inc.	36,700	380,212
National Financial Partners Corp. *	52,885	722,938
National Western Life Insurance Co., Class A	900	129,393
OneBeacon Insurance Group Ltd., Class A	23,600	359,192
Presidential Life Corp.	20,745	205,790
Safety Insurance Group, Inc.	13,805	588,369
Seabright Holdings, Inc.	31,500	226,170
State Auto Financial Corp.	10,230	135,957
Stewart Information Services Corp.	33,500	336,340
The Navigators Group, Inc. *	10,165	463,727
Tower Group, Inc.	26,200	621,726
United Fire & Casualty Co.	19,260	362,281
Universal Insurance Holdings, Inc.	28,800	121,536

		13,874,646

Materials 5.5%
A. M. Castle & Co. *	23,478	321,414
A. Schulman, Inc.	38,933	821,876
AEP Industries, Inc. *	4,740	128,122
Allied Nevada Gold Corp. *	3,600	136,728
AMCOL International Corp.	15,320	462,511
American Vanguard Corp.	18,300	226,371
Balchem Corp.	4,100	151,167
Boise, Inc.	98,600	596,530
Buckeye Technologies, Inc.	19,580	592,099
Calgon Carbon Corp. *	17,900	285,505
Century Aluminum Co. *	68,900	768,924
Clearwater Paper Corp. *	20,760	687,779
Coeur d’Alene Mines Corp. *	37,100	948,647
Compass Minerals International, Inc.	8,330	633,663
Deltic Timber Corp.	3,500	236,915
Eagle Materials, Inc.	26,970	555,043
Ferro Corp. *	67,030	433,684
General Steel Holdings, Inc. (b)*	104,500	128,535
Georgia Gulf Corp. *	35,324	639,364
Globe Specialty Metals, Inc.	13,600	226,712
Graphic Packaging Holding Co. *	106,400	470,288
H.B. Fuller Co.	42,580	915,044
Handy & Harman Ltd. *	12,600	151,200
Hawkins, Inc.	4,500	172,260
Haynes International, Inc.	6,876	402,177
Headwaters, Inc. *	134,980	237,565
Hecla Mining Co. *	60,345	378,363
Horsehead Holding Corp. *	26,300	228,284
Innophos Holdings, Inc.	10,450	459,696
Innospec, Inc. *	13,880	419,176
Intrepid Potash, Inc. *	11,300	314,479
Kaiser Aluminum Corp.	13,380	621,635
KapStone Paper & Packaging Corp. *	23,100	378,840
Koppers Holdings, Inc.	14,960	495,026
Kraton Performance Polymers, Inc. *	21,700	427,056
Landec Corp. *	25,400	157,734
LSB Industries, Inc. *	8,220	291,235
Materion Corp. *	13,360	353,238
Mercer International, Inc. *	29,100	200,208
Metals USA Holdings Corp. *	19,500	212,355
Minerals Technologies, Inc.	12,910	707,984
Myers Industries, Inc.	34,205	417,985
Neenah Paper, Inc.	17,665	291,473
NewMarket Corp.	6,295	1,222,111
Noranda Aluminum Holding Corp. *	10,300	95,378
Olympic Steel, Inc.	15,000	306,750
OM Group, Inc. *	33,635	972,388
Omnova Solutions, Inc. *	53,280	236,030
P.H. Glatfelter Co.	63,045	945,675
PolyOne Corp.	85,700	958,983
Qiao Xing Universal Resources, Inc. (b)*	82,700	72,776
Quaker Chemical Corp.	7,500	260,925
Royal Gold, Inc.	13,850	991,383
RTI International Metals, Inc. *	25,780	680,334
Schnitzer Steel Industries, Inc., Class A	17,010	796,068
Schweitzer-Mauduit International, Inc.	10,986	772,536
Spartech Corp. *	62,665	254,420
Stepan Co.	8,565	661,989
Stillwater Mining Co. *	22,070	250,715
Texas Industries, Inc. (b)	19,185	575,550
Titanium Metals Corp.	32,050	536,837
TPC Group, Inc. *	24,600	488,802
Universal Stainless & Alloy Products, Inc. *	5,900	222,135
Verso Paper Corp. *	30,600	55,998
Walter Energy, Inc.	7,675	580,614
Wausau Paper Corp.	77,610	582,075
Westlake Chemical Corp.	10,600	436,826
Yongye International, Inc. *	16,100	81,144
Zep, Inc.	15,300	233,172
Zoltek Cos., Inc. *	17,400	126,150

		31,082,654

Media 2.5%
AH Belo Corp., Class A	21,900	109,500
Arbitron, Inc.	8,960	355,981
Belo Corp., Class A	116,500	738,610

See financial notes 19

 Schwab Fundamental US Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Carmike Cinemas, Inc. *	32,275	209,142
Central European Media Enterprises Ltd., Class A *	50,200	554,208
Clear Channel Outdoor Holdings, Inc., Class A *	26,700	293,700
CTC Media, Inc.	12,100	139,271
DG Fastchannel, Inc. *	8,100	150,984
DreamWorks Animation SKG, Inc., Class A *	35,600	660,380
Entercom Communications Corp., Class A *	33,300	218,448
Fisher Communications, Inc. *	5,100	148,104
Gray Television, Inc. *	51,200	97,280
Harte-Hanks, Inc.	54,335	477,061
Journal Communications, Inc., Class A *	44,715	172,600
Knology, Inc. *	19,700	282,301
Lee Enterprises, Inc. *	94,750	67,273
Liberty Media Corp. - Liberty Capital, Class A *	11,300	868,066
LIN TV Corp., Class A *	29,633	92,455
Lions Gate Entertainment Corp. *	88,900	730,758
LodgeNet Interactive Corp. (b)*	92,550	185,100
Media General, Inc., Class A (b)*	50,570	152,721
Meredith Corp.	24,000	643,920
Morningstar, Inc.	5,735	338,193
National CineMedia, Inc.	20,500	248,050
Radio One, Inc., Class D *	58,130	76,150
Scholastic Corp.	37,300	1,001,505
Scripps Networks Interactive, Class A	22,700	964,296
Sinclair Broadcast Group, Inc., Class A	19,119	183,160
Sirius XM Radio, Inc. *	221,000	395,590
The E.W. Scripps Co., Class A *	92,000	767,280
The Madison Square Garden, Inc., Class A *	32,700	864,261
The McClatchy Co., Class A *	219,400	344,458
The Washington Post Co., Class B	2,231	758,897
Valassis Communications, Inc. *	36,185	706,693
World Wrestling Entertainment, Inc., Class A (b)	25,100	263,801

		14,260,197

Pharmaceuticals, Biotechnology & Life Sciences 2.5%
Affymetrix, Inc. *	77,990	435,964
Albany Molecular Research, Inc. *	30,700	98,547
Alexion Pharmaceuticals, Inc. *	8,400	567,084
Alkermes PLC *	25,100	438,999
Alnylam Pharmaceuticals, Inc. *	9,100	73,892
Amylin Pharmaceuticals, Inc. *	25,400	292,608
Bio-Rad Laboratories, Inc., Class A *	8,800	876,040
BioMarin Pharmaceuticals, Inc. *	8,200	279,702
Bruker Corp. *	13,385	193,146
Cambrex Corp. *	20,629	113,666
Cepheid, Inc. *	4,400	157,872
Cubist Pharmaceuticals, Inc. *	16,640	629,158
Dendreon Corp. *	7,000	76,580
Emergent Biosolutions, Inc. *	10,100	190,486
Enzon Pharmaceuticals, Inc. *	12,300	90,405
eResearch Technology, Inc. *	26,600	135,926
Human Genome Sciences, Inc. *	15,000	153,900
Illumina, Inc. *	10,060	308,037
Impax Laboratories, Inc. *	12,900	243,939
Isis Pharmaceuticals, Inc. *	17,200	142,588
K-V Pharmaceutical Co., Class A (b)*	38,164	42,362
Luminex Corp. *	7,700	169,092
Medicis Pharmaceutical Corp., Class A	17,625	674,861
Myriad Genetics, Inc. *	25,740	547,747
Obagi Medical Products, Inc. *	9,000	84,960
Onyx Pharmaceuticals, Inc. *	11,500	470,695
Par Pharmaceutical Cos., Inc. *	19,370	592,722
PAREXEL International Corp. *	35,220	775,897
PDL BioPharma, Inc.	188,150	1,142,071
Regeneron Pharmaceuticals, Inc. *	7,300	403,690
Salix Pharmaceuticals Ltd. *	7,195	246,465
Seattle Genetics, Inc. *	7,000	154,000
Techne Corp.	8,065	554,872
The Medicines Co. *	8,320	155,750
United Therapeutics Corp. *	5,820	254,509
Vertex Pharmaceuticals, Inc. *	13,700	542,383
ViroPharma, Inc. *	36,360	735,926
VIVUS, Inc. *	13,300	125,419
Warner Chilcott plc, Class A *	35,600	645,072

		13,817,032

Real Estate 6.4%
Acadia Realty Trust	27,074	560,973
Agree Realty Corp.	6,300	150,633
Alexander’s, Inc.	320	138,784
Altisource Portfolio Solutions S.A. *	6,000	241,500
American Assets Trust, Inc.	4,900	99,323
American Campus Communities, Inc.	23,860	928,870
American Capital Agency Corp.	15,300	420,903
Anworth Mortgage Asset Corp.	131,355	847,240
Arbor Realty Trust, Inc. *	15,300	55,233
Ashford Hospitality Trust	105,785	941,486
Associated Estates Reality Corp.	10,900	185,082
Avatar Holdings, Inc. *	11,645	110,628
CapLease, Inc.	51,200	200,192
Capstead Mortgage Corp.	77,650	941,118
Cedar Shopping Centers, Inc.	79,945	293,398
Cogdell Spencer, Inc.	39,200	158,368
Colony Financial, Inc.	4,600	67,482
Cousins Properties, Inc.	102,083	669,664
CreXus Investment Corp.	7,500	71,700
CubeSmart	76,975	755,125
CYS Investments, Inc. (b)	35,400	448,872
DiamondRock Hospitality Co.	100,587	910,312
DuPont Fabros Technology, Inc.	13,400	278,586
Dynex Capital, Inc.	9,600	84,096
EastGroup Properties, Inc.	16,450	717,385
Education Realty Trust, Inc.	48,500	448,625
Equity Lifestyle Properties, Inc.	9,970	659,316
Equity One, Inc.	32,800	562,520
Extra Space Storage, Inc.	47,865	1,078,398
FelCor Lodging Trust, Inc. *	100,850	303,559
First Industrial Realty Trust, Inc. *	102,900	1,013,565
First Potomac Realty Trust	31,500	447,615
Forestar Group, Inc. *	19,860	258,180

20 See financial notes

 Schwab Fundamental US Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Franklin Street Properties Corp.	51,120	649,224
Getty Realty Corp.	9,060	144,416
Gladstone Commercial Corp.	7,600	127,908
Glimcher Realty Trust	81,525	746,769
Government Properties Income Trust	6,800	160,004
Gramercy Capital Corp. *	127,100	378,758
Grubb & Ellis Co. *	96,000	43,200
Healthcare Realty Trust, Inc.	49,200	929,388
Hersha Hospitality Trust	59,940	264,335
HomeBanc Corp. (b)(c)(d)*	6,875	—
Inland Real Estate Corp.	87,530	656,475
Invesco Mortgage Capital, Inc.	6,500	102,570
Investors Real Estate Trust	70,025	518,885
Kite Realty Group Trust	73,580	303,885
LaSalle Hotel Properties	40,840	976,484
LTC Properties, Inc.	11,230	318,483
Medical Properties Trust, Inc.	63,300	639,330
Mid-America Apartment Communities, Inc.	14,845	926,328
Mission West Properties, Inc.	23,800	185,164
Monmouth Real Estate Investment Corp., Class A	22,600	189,840
MPG Office Trust, Inc. *	119,420	285,414
National Health Investors, Inc.	10,435	466,340
New York Mortgage Trust, Inc.	14,100	98,700
Newcastle Investment Corp.	132,800	609,552
NorthStar Realty Finance Corp.	180,532	713,101
OMEGA Healthcare Investors, Inc.	38,290	680,030
One Liberty Properties, Inc.	12,003	195,169
Parkway Properties, Inc.	34,720	446,152
Post Properties, Inc.	29,420	1,208,574
PS Business Parks, Inc.	9,750	518,993
RAIT Financial Trust (b)	114,120	593,424
Ramco-Gershenson Properties Trust	37,070	357,726
Resource Capital Corp.	56,900	305,553
Sabra Health Care REIT, Inc.	48,033	493,299
Saul Centers, Inc.	6,605	236,723
Sovran Self Storage, Inc.	20,870	922,454
Strategic Hotel & Resorts, Inc. *	119,355	679,130
Sun Communities, Inc.	14,955	569,486
Tanger Factory Outlet Centers, Inc.	28,480	801,997
Taubman Centers, Inc.	16,095	985,497
The Howard Hughes Corp. *	14,800	710,104
The St. Joe Co. (b)*	29,170	418,590
Universal Health Realty Income Trust	3,900	148,083
Urstadt Biddle Properties, Inc., Class A	14,795	263,943
Winthrop Realty Trust	13,500	122,175

		36,140,386

Retailing 5.1%
1-800-FLOWERS.COM, Inc., Class A *	54,947	156,599
99 Cents Only Stores *	36,240	790,032
America’s Car-Mart, Inc. *	7,100	236,998
Audiovox Corp., Class A *	31,420	223,396
bebe stores, Inc.	44,590	320,156
Big 5 Sporting Goods Corp.	19,240	148,725
Blue Nile, Inc. (b)*	1,700	76,721
Brown Shoe Co., Inc.	69,542	619,619
Build-A-Bear Workshop, Inc. *	37,050	242,678
Casual Male Retail Group, Inc. *	53,800	223,270
Christopher & Banks Corp.	51,840	172,627
Citi Trends, Inc. *	9,500	117,705
Coldwater Creek, Inc. *	131,060	137,613
Conn’s, Inc. (b)*	77,489	713,674
Cost Plus, Inc. *	34,800	274,572
Destination Maternity Corp.	4,700	77,879
Dollar General Corp. *	35,800	1,419,828
DSW, Inc., Class A	24,368	1,275,421
Express, Inc.	9,000	203,310
Fred’s, Inc., Class A	51,770	631,076
Genesco, Inc. *	25,600	1,508,864
Guess?, Inc.	13,755	453,777
hhgregg, Inc. (b)*	16,600	211,650
Hibbett Sports, Inc. *	11,785	485,424
Hot Topic, Inc.	97,600	737,856
Jos. A. Bank Clothiers, Inc. *	13,385	715,294
Kirkland’s, Inc. *	9,622	108,151
Lithia Motors, Inc., Class A	51,935	1,068,303
Lumber Liquidators Holdings, Inc. *	7,900	118,263
MarineMax, Inc. *	35,500	288,970
Midas, Inc. *	13,600	124,032
Monro Muffler Brake, Inc.	9,440	350,130
New York & Co, Inc. *	32,100	85,707
Nutrisystem, Inc.	32,530	402,071
Orbitz Worldwide, Inc. *	66,300	125,307
Overstock.com, Inc. *	9,760	81,008
Pacific Sunwear of California, Inc. *	161,330	201,663
PetMed Express, Inc.	6,500	64,805
Pier 1 Imports, Inc. *	57,685	721,639
Pool Corp.	37,180	1,086,400
Rue21, Inc. *	4,700	125,208
Sally Beauty Holdings, Inc. *	57,965	1,112,348
Select Comfort Corp. *	33,270	691,018
Shoe Carnival, Inc. *	10,700	292,003
Shutterfly, Inc. *	4,700	195,849
Stage Stores, Inc.	43,955	687,017
Stein Mart, Inc.	59,815	433,659
Systemax, Inc. *	22,045	333,541
The Bon-Ton Stores, Inc. (b)	39,511	208,618
The Buckle, Inc.	16,522	736,220
The Cato Corp., Class A	23,995	614,992
The Children’s Place Retail Stores, Inc. *	26,360	1,237,602
The Finish Line, Inc., Class A	37,152	746,755
The Pep Boys - Manny, Moe & Jack	76,115	875,323
The Talbots, Inc. (b)*	120,680	317,388
The Wet Seal, Inc., Class A *	92,160	386,150
TravelCenters of America L.L.C. *	33,100	164,838
Tuesday Morning Corp. *	65,730	237,943
Ulta Salon, Cosmetics & Fragrance, Inc. *	11,100	746,919
ValueVision Media, Inc., Class A *	26,920	88,298
Vitamin Shoppe, Inc. *	12,100	456,291
West Marine, Inc. *	26,080	237,067
Zale Corp. *	207,200	764,568
Zumiez, Inc. *	8,780	199,745

		28,890,573

See financial notes 21

 Schwab Fundamental US Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Semiconductors & Semiconductor Equipment 3.3%
Advanced Energy Industries, Inc. *	19,720	184,185
Alpha & Omega Semiconductor Ltd. *	11,100	93,795
ANADIGICS, Inc. *	25,000	65,750
Applied Micro Circuits Corp. *	19,440	131,026
ATMI, Inc. *	22,415	457,266
Axcelis Technologies, Inc. *	71,760	100,464
Brooks Automation, Inc.	31,790	332,206
Cabot Microelectronics Corp. *	10,330	397,912
Canadian Solar, Inc. (b)*	17,700	61,065
CEVA, Inc. *	4,200	130,494
Cirrus Logic, Inc. *	8,235	137,030
Cohu, Inc.	14,610	162,025
Cymer, Inc. *	12,420	539,649
Cypress Semiconductor Corp. *	34,405	657,480
Diodes, Inc. *	13,297	297,454
DSP Group, Inc. *	28,440	175,759
Energy Conversion Devices, Inc. (b)*	79,330	38,872
Entegris, Inc. *	55,745	499,475
Exar Corp. *	24,115	147,343
Fairchild Semiconductor International, Inc. *	68,500	1,025,445
FormFactor, Inc. *	38,565	230,619
GT Advanced Technologies, Inc. *	32,100	263,220
Hittite Microwave Corp. *	4,255	223,813
Integrated Device Technology, Inc. *	92,980	565,318
Integrated Silicon Solutions, Inc. *	16,200	149,202
International Rectifier Corp. *	34,800	845,292
IXYS Corp. *	9,700	132,599
Kopin Corp. *	25,900	104,895
Kulicke & Soffa Industries, Inc. *	44,580	430,197
Lattice Semiconductor Corp. *	38,000	240,540
LTX-Credence Corp. *	16,400	103,812
Mattson Technology, Inc. *	38,600	52,110
Micrel, Inc.	15,950	175,769
Microsemi Corp. *	31,545	582,321
MKS Instruments, Inc.	24,050	640,692
Monolithic Power Systems *	12,900	160,734
Netlogic Microsystems, Inc. *	6,290	309,468
NXP Semiconductor N.V. *	7,900	141,963
OmniVision Technologies, Inc. *	16,880	275,313
Pericom Semiconductor Corp. *	16,800	142,632
Photronics, Inc. *	69,125	433,414
PMC-Sierra, Inc. *	110,225	698,826
Power Integrations, Inc.	4,860	173,162
Rambus, Inc. *	12,900	228,717
RF Micro Devices, Inc. *	99,945	733,596
Rudolph Technologies, Inc. *	10,300	75,911
Semtech Corp. *	16,205	395,726
Sigma Designs, Inc. *	18,950	158,043
Silicon Image, Inc. *	25,360	163,318
Silicon Laboratories, Inc. *	10,090	431,348
Standard Microsystems Corp. *	13,890	343,916
STR Holdings, Inc. *	13,500	115,425
SunPower Corp., Class A (b)*	40,400	404,808
SunPower Corp., Class B *	27,069	255,802
Supertex, Inc. *	6,300	116,298
Tessera Technologies, Inc. *	38,290	527,253
TriQuint Semiconductor, Inc. *	35,360	188,115
Ultra Clean Holdings, Inc. *	16,800	92,064
Ultratech, Inc. *	7,200	156,960
Varian Semiconductor Equipment Associates, Inc. *	18,612	1,168,275
Veeco Instruments, Inc. *	8,360	223,128
Volterra Semiconductor Corp. *	4,700	111,390

		18,600,699

Software & Services 7.7%
ACI Worldwide, Inc. *	10,900	334,303
Actuate Corp. *	22,200	144,300
Acxiom Corp. *	63,415	836,444
Advent Software, Inc. *	9,720	266,328
American Software, Inc., Class A	17,400	136,068
Ancestry.com, Inc. *	6,700	152,559
ANSYS, Inc. *	19,500	1,060,020
Ariba, Inc. *	12,445	394,258
AsiaInfo-Linkage, Inc. (b)*	20,200	202,404
Blackbaud, Inc.	12,000	336,360
Bottomline Technologies, Inc. *	6,900	167,601
Cadence Design Systems, Inc. *	90,900	1,006,263
Cardtronics, Inc. *	14,700	366,471
Cass Information Systems, Inc.	3,100	121,489
CIBER, Inc. *	148,170	515,632
CommVault Systems, Inc. *	4,800	204,384
Computer Task Group, Inc. *	9,400	120,038
Concur Technologies, Inc. *	9,100	423,332
CSG Systems International, Inc. *	25,245	359,489
DealerTrack Holdings, Inc. *	12,895	279,693
Digital River, Inc. *	18,450	338,189
EarthLink, Inc.	114,375	801,769
Ebix, Inc. (b)*	3,800	65,018
EPIQ Systems, Inc.	22,170	316,144
ePlus, Inc. *	3,600	97,776
Equinix, Inc. *	12,407	1,191,196
Euronet Worldwide, Inc. *	42,295	819,254
FactSet Research Systems, Inc.	6,165	612,924
Fair Isaac Corp.	24,005	656,537
FleetCor Technologies, Inc. *	3,000	83,880
Forrester Research, Inc.	5,525	197,850
Fortinet, Inc. *	8,000	184,480
Gartner, Inc. *	15,300	589,356
Genpact Ltd. *	65,650	1,060,247
GigaMedia Ltd. *	115,000	105,892
Global Cash Access Holdings, Inc. *	90,335	269,198
Global Payments, Inc.	24,070	1,105,294
Heartland Payment Systems, Inc.	29,465	641,158
iGATE Corp.	5,900	79,532
Informatica Corp. *	13,855	630,402
InfoSpace, Inc. *	25,900	226,884
Internap Network Services Corp. *	27,200	154,496
j2 Global Communications, Inc.	15,485	476,628
Jack Henry & Associates, Inc.	32,080	1,039,713
JDA Software Group, Inc. *	15,785	503,068
Kenexa Corp. *	6,500	148,655
Lionbridge Technologies, Inc. *	47,600	128,996
Liquidity Services, Inc. *	7,700	250,712
Manhattan Associates, Inc. *	8,095	342,823
ManTech International Corp., Class A	17,100	600,723
MAXIMUS, Inc.	13,590	548,221
Mentor Graphics Corp. *	46,420	527,331

22 See financial notes

 Schwab Fundamental US Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
MercadoLibre, Inc.	1,500	97,800
MICROS Systems, Inc. *	20,240	996,213
MicroStrategy, Inc., Class A *	2,528	333,115
ModusLink Global Solutions, Inc.	57,475	240,246
MoneyGram International, Inc. *	94,400	241,664
Monotype Imaging Holdings, Inc. *	8,900	120,773
Move, Inc. *	60,300	110,952
NCI, Inc., Class A *	5,400	73,710
Net 1 UEPS Technologies, Inc. *	40,260	311,210
NetScout Systems, Inc. *	10,500	172,095
NeuStar, Inc., Class A *	21,775	692,227
NIC, Inc.	9,800	135,338
Online Resources Corp *	22,100	59,228
Openwave Systems, Inc. *	114,435	177,374
Parametric Technology Corp. *	41,640	867,361
Perficient, Inc. *	13,700	130,561
PRGX Global, Inc. *	23,400	124,956
Progress Software Corp. *	23,725	499,648
Quest Software, Inc. *	24,080	423,567
QuinStreet, Inc. *	9,900	113,751
Rackspace Hosting, Inc. *	12,920	534,759
RealNetworks, Inc.	15,636	152,607
Red Hat, Inc. *	17,700	878,805
Rosetta Stone, Inc. *	8,200	81,426
Rovi Corp. *	18,669	924,862
S1 Corp. *	32,500	316,225
Salesforce.com, Inc. *	5,535	737,096
Sapient Corp.	25,780	318,641
SeaChange International, Inc. *	14,900	125,756
SINA Corp. *	10,480	851,919
Smith Micro Software, Inc. *	33,800	39,546
Sohu.com, Inc. *	7,100	428,840
Solera Holdings, Inc.	11,360	620,597
SS&C Technologies Holdings, Inc. *	5,700	90,402
Synchronoss Technologies, Inc. *	4,600	138,276
Syntel, Inc.	4,855	237,410
Take-Two Interactive Software, Inc. *	57,455	906,640
Taleo Corp., Class A *	6,600	213,840
TeleCommunication Systems, Inc., Class A *	37,000	122,100
TeleTech Holdings, Inc. *	28,910	505,347
THQ, Inc. *	134,810	287,145
TIBCO Software, Inc. *	35,930	1,038,018
TiVo, Inc. *	15,900	172,197
TNS, Inc. *	26,395	515,494
Tyler Technologies, Inc. *	8,980	283,499
United Online, Inc.	121,727	719,407
ValueClick, Inc. *	40,380	710,688
VeriFone Systems, Inc. *	13,935	588,196
Verint Systems, Inc. *	4,600	137,080
Virtusa Corp. *	6,900	112,401
VistaPrint N.V. *	6,220	217,202
VMware, Inc., Class A *	8,500	830,875
WebMD Health Corp. *	6,484	233,100
Websense, Inc. *	9,990	178,222
Wright Express Corp. *	21,100	989,168
XO Group, Inc. *	16,100	148,603

		43,529,960

Technology Hardware & Equipment 5.7%
Acme Packet, Inc. *	1,600	57,936
ADTRAN, Inc.	16,945	569,352
Aeroflex Holding Corp. *	6,900	75,141
Agilysys, Inc. *	50,822	431,479
Anaren, Inc. *	7,800	149,214
Arris Group, Inc. *	80,505	866,234
Aviat Networks, Inc. *	54,860	112,463
Avid Technology, Inc. *	24,025	148,955
AVX Corp.	40,600	544,446
Badger Meter, Inc.	5,200	170,248
Bel Fuse, Inc., Class B	8,200	146,616
Black Box Corp.	17,240	482,548
Blue Coat Systems, Inc. *	11,600	186,760
Checkpoint Systems, Inc. *	30,380	402,535
Ciena Corp. *	12,460	164,223
Cognex Corp.	14,265	483,441
Cogo Group, Inc. *	18,900	45,360
Coherent, Inc. *	9,440	481,157
Comtech Telecommunications Corp.	28,470	942,642
Cray, Inc. *	18,200	115,206
CTS Corp.	30,995	287,634
Daktronics, Inc.	23,265	234,976
Digi International, Inc. *	18,600	237,894
Dolby Laboratories, Inc., Class A *	13,900	406,436
Dot Hill Systems Corp. *	34,800	59,856
DTS, Inc. *	2,600	73,034
EchoStar Corp., Class A *	27,800	732,808
Electro Rent Corp.	11,005	176,850
Electro Scientific Industries, Inc. *	15,735	193,383
Electronics for Imaging, Inc. *	34,202	513,030
EMCORE Corp. *	52,100	51,579
Emulex Corp. *	59,665	499,993
Extreme Networks, Inc. *	48,765	143,857
F5 Networks, Inc. *	9,040	939,708
FARO Technologies, Inc. *	4,600	192,188
FEI Co. *	16,620	660,811
Finisar Corp. *	8,330	170,682
Gerber Scientific, Inc. (c)(d)*	19,700	—
Globecomm Systems, Inc. *	13,800	187,542
Harmonic, Inc. *	33,000	181,500
Hutchinson Technology, Inc. *	91,300	162,514
Imation Corp. *	53,685	360,763
Infinera Corp. *	42,100	307,751
InterDigital, Inc.	9,700	421,465
Intermec, Inc. *	40,135	323,889
Intevac, Inc. *	12,100	97,405
JDS Uniphase Corp. *	41,400	496,800
KEMET Corp. *	38,200	352,204
Key Tronic Corp. *	20,900	87,362
Littelfuse, Inc.	8,845	433,051
LoJack Corp. *	21,100	70,052
Loral Space & Communications, Inc. *	3,450	208,725
Measurement Specialties, Inc. *	6,000	187,260
Mercury Computer Systems, Inc. *	7,900	115,340
Methode Electronics, Inc.	28,430	264,115
Mitel Networks Corp. *	17,000	48,450
MTS Systems Corp.	6,580	241,289
Multi-Fineline Electronix, Inc. *	7,120	163,333
Nam Tai Electronics, Inc.	27,540	132,192
National Instruments Corp.	24,742	660,859
NETGEAR, Inc. *	12,150	430,839
Newport Corp. *	19,130	264,950

See financial notes 23

 Schwab Fundamental US Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Novatel Wireless, Inc. *	37,700	149,669
Oclaro, Inc. *	26,900	110,559
Oplink Communications, Inc. *	5,800	94,076
Opnext, Inc. *	43,200	42,872
Orbotech Ltd. *	22,800	242,820
OSI Systems, Inc. *	10,590	469,137
Park Electrochemical Corp.	13,610	385,163
PC Connection, Inc. *	12,000	100,200
PC Mall, Inc. *	19,300	101,711
Plantronics, Inc.	18,310	611,737
Plexus Corp. *	34,180	878,426
Polycom, Inc. *	44,940	742,858
Power-One, Inc. *	22,900	113,355
Powerwave Technologies, Inc. *	14,624	52,793
Pulse Electronics Corp.	78,110	275,728
Qiao Xing Mobile Communication Co., Ltd. *	31,400	32,656
QLogic Corp. *	49,080	685,647
Quantum Corp. *	169,600	442,656
RadiSys Corp. *	21,200	124,232
RADWARE Ltd. *	2,600	68,744
Richardson Electronics Ltd.	12,500	162,375
Rimage Corp.	7,700	85,470
Riverbed Technology, Inc. *	9,400	259,252
Rofin-Sinar Technologies, Inc. *	14,010	364,260
Rogers Corp. *	5,120	221,030
ScanSource, Inc. *	27,840	967,718
Silicon Graphics International Corp. *	10,060	145,468
Sonus Networks, Inc. *	90,270	239,215
STEC, Inc. *	12,000	135,840
Stratasys, Inc. *	2,800	78,512
Super Micro Computer, Inc. *	15,800	252,800
Sycamore Networks, Inc.	11,600	222,952
Symmetricom, Inc. *	32,900	169,435
Synaptics, Inc. *	13,105	442,818
SYNNEX Corp. *	27,200	785,264
Tekelec *	75,035	736,844
TTM Technologies, Inc. *	18,800	209,996
UTStarcom Holdings Corp. *	200,900	287,287
ViaSat, Inc. *	17,915	763,000
Westell Technologies, Inc., Class A *	30,033	60,366
Xyratex Ltd.	50,225	685,069
Zebra Technologies Corp., Class A *	24,820	887,067
Zygo Corp. *	7,000	107,380

		32,344,782

Telecommunication Services 1.2%
AboveNet, Inc.	8,000	474,800
Alaska Communication Systems Group, Inc. (b)	61,040	431,553
Atlantic Tele-Network, Inc.	6,700	254,265
Cbeyond, Inc. *	13,960	115,030
Cogent Communications Group, Inc. *	9,200	147,660
Consolidated Communications Holdings, Inc.	27,700	522,976
FiberTower Corp. (b)*	56,500	54,240
General Communication, Inc., Class A *	35,060	331,317
IDT Corp., Class B	19,700	226,550
Iridium Communications, Inc. *	24,700	157,092
Neutral Tandem, Inc. *	11,800	124,372
NTELOS Holdings Corp.	23,040	438,221
PAETEC Holding Corp. *	143,500	786,380
Premiere Global Services, Inc. *	68,700	622,422
SBA Communications Corp., Class A *	20,705	788,654
Shenandoah Telecommunications Co.	10,700	145,092
SureWest Communications	12,470	143,031
USA Mobility, Inc.	46,405	606,513
Vonage Holdings Corp. *	35,300	118,255

		6,488,423

Transportation 3.1%
Aegean Marine Petroleum Network, Inc.	53,000	275,600
Air Transport Services Group, Inc. *	93,030	515,386
Allegiant Travel Co. *	6,680	347,093
Arkansas Best Corp.	38,840	800,104
Celadon Group, Inc.	21,480	236,495
Copa Holdings S.A., Class A	13,300	918,631
Costamare, Inc.	9,300	116,436
Covenant Transport Group, Inc., Class A *	14,600	46,866
Diana Shipping, Inc. *	68,735	565,689
Eagle Bulk Shipping, Inc. (b)*	166,960	258,788
Excel Maritime Carriers Ltd. (b)*	146,124	414,992
Forward Air Corp.	12,525	410,194
Genco Shipping & Trading Ltd. (b)*	91,245	821,205
Genesee & Wyoming, Inc., Class A *	13,865	820,947
Hawaiian Holdings, Inc. *	81,440	435,704
Heartland Express, Inc.	48,565	651,257
Hub Group, Inc., Class A *	25,610	800,568
International Shipholding Corp.	8,400	170,856
Knight Transportation, Inc.	30,825	468,540
Landstar System, Inc.	22,870	1,020,688
Macquarie Infrastructure Co. L.L.C.	46,200	1,218,294
Marten Transport Ltd.	11,800	208,978
Navios Maritime Holdings, Inc.	125,700	472,632
OceanFreight, Inc., Class A *	7,296	138,405
Old Dominion Freight Line, Inc. *	35,950	1,314,691
Pacer International, Inc. *	100,860	475,051
Paragon Shipping, Inc., Class A	105,300	114,777
Park-Ohio Holdings Corp. *	14,200	229,756
Pinnacle Airlines Corp. *	24,000	61,680
Quality Distribution, Inc. *	15,400	173,558
RailAmerica, Inc. *	16,900	231,023
Safe Bulkers, Inc.	19,300	132,012
Saia, Inc. *	24,700	329,745
Seaspan Corp.	65,100	922,467
Star Bulk Carriers Corp.	65,400	90,906
Swift Transporation Co. *	51,000	453,900
TBS International plc, Class A *	28,000	19,880
Ultrapetrol Bahamas Ltd. (b)*	20,700	61,479
US Airways Group, Inc. *	132,800	766,256

		17,511,529

Utilities 2.2%
American States Water Co.	15,615	545,588
California Water Service Group	33,880	629,151

24 See financial notes

 Schwab Fundamental US Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Central Vermont Public Service Corp.	14,845	525,068
CH Energy Group, Inc.	14,505	800,821
Chesapeake Utilities Corp.	6,150	260,698
Connecticut Water Service, Inc.	5,600	149,744
Consolidated Water Co., Ltd.	9,700	90,016
El Paso Electric Co.	37,390	1,197,602
Genie Energy Ltd., Class B *	19,700	163,510
MGE Energy, Inc.	19,600	855,344
Middlesex Water Co.	10,000	189,500
Northwest Natural Gas Co.	25,305	1,182,249
Ormat Technologies, Inc.	9,600	182,304
Otter Tail Corp.	46,580	904,118
SJW Corp.	9,720	226,282
South Jersey Industries, Inc.	17,440	982,046
The Empire District Electric Co.	42,910	856,913
The Laclede Group, Inc.	26,440	1,060,773
The York Water Co.	6,200	105,400
UIL Holdings Corp.	35,625	1,214,100
Unitil Corp.	12,700	338,709

		12,459,936

Total Common Stock
(Cost $512,014,961)		559,875,978

Rights 0.0% of net assets

Banks 0.0%
First Bancorp (b)(c)(d)*	100,872	6,053

Total Rights
(Cost $—)		6,053

Warrants 0.0% of net assets

Energy 0.0%
Magnum Hunter Resources Corp. (c)(d)*	1,535	—

Total Warrants
(Cost $—)		—

Other Investment Company 1.1% of net assets

Money Market Fund 1.1%
State Street Institutional Liquid Reserves Fund - Institutional Class	6,000,596	6,000,596

Total Other Investment Company
(Cost $6,000,596)		6,000,596

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.1% of net assets

U.S. Treasury Obligations 0.1%
U.S. Treasury Bill
(0.01)%, 12/15/11 (a)(e)	150,000	150,000
0.00%, 12/15/11 (a)(e)	625,000	625,001

Total Short-Term Investments
(Cost $775,001)		775,001

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 2.7% of net assets

SSIT U.S. Government Money Market Fund	15,327,665	15,327,665

Total Collateral Invested for Securities on Loan
(Cost $15,327,665)		15,327,665

End of Collateral Invested for Securities on Loan

At 10/31/11 tax basis cost of the fund’s investments was $523,109,053 and the unrealized appreciation and depreciation were $102,547,101 and ($58,998,526), respectively, with a net unrealized appreciation of $43,548,575.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	All or a portion of this security is on loan.
(c)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(d)	Illiquid security. At the period end, the value of these amounted to $46,192 or 0.0% of net assets.
(e)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/11.

		Contract	Unrealized
	Number of	Value	Gains
	Contracts	($)	($)

Futures Contract
Russell 2000 Index, mini, Long, expires 12/16/11	35	2,587,550	318,689

See financial notes 25

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

99.0%		Common Stock	382,450,845	368,486,637
0.5%		Preferred Stock	1,491,408	1,800,976
0.0%		Rights	176,179	70,643
0.0%		Warrants	—	417
0.1%		Other Investment Company	495,250	523,700

99.6%		Total Investments	384,613,682	370,882,373
0.5%		Collateral Invested for Securities on Loan	1,942,763	1,942,763
(0	.1)%	Other Assets and Liabilities, Net		(563,144)

100.0%		Total Net Assets		372,261,992

	Number	Value
Security	of Shares	($)

Common Stock 99.0% of net assets

Australia 5.4%

Banks 2.0%
Australia & New Zealand Banking Group Ltd.	68,182	1,540,668
Bank of Queensland Ltd.	8,442	74,231
Bendigo & Adelaide Bank Ltd.	12,376	122,205
Commonwealth Bank of Australia	37,270	1,914,561
National Australia Bank Ltd.	75,919	2,027,752
Westpac Banking Corp.	75,529	1,752,743

		7,432,160

Capital Goods 0.0%
CSR Ltd.	22,388	57,025
Leighton Holdings Ltd.	3,627	82,396

		139,421

Commercial & Professional Supplies 0.1%
Brambles Ltd.	32,166	222,361

Consumer Services 0.1%
Echo Entertainment Group Ltd. *	32,896	127,687
TABCORP Holdings Ltd.	32,065	98,593
Tatts Group Ltd.	59,120	143,834

		370,114

Diversified Financials 0.1%
ASX Ltd.	2,821	90,578
BGP Holdings plc (a)(b)*	453,854	—
Macquarie Group Ltd.	12,240	315,134

		405,712

Energy 0.3%
Caltex Australia Ltd.	8,411	116,812
Oil Search Ltd.	13,646	93,096
Origin Energy Ltd.	14,846	223,720
Santos Ltd.	14,096	190,375
Woodside Petroleum Ltd.	7,592	289,081
WorleyParsons Ltd.	4,052	117,608

		1,030,692

Food & Staples Retailing 0.5%
Metcash Ltd.	34,575	151,304
Wesfarmers Ltd.	24,638	835,931
Wesfarmers Ltd., Price Protected Shares	3,832	131,293
Woolworths Ltd.	31,350	783,682

		1,902,210

Food, Beverage & Tobacco 0.1%
Coca-Cola Amatil Ltd.	10,331	133,361
Foster’s Group Ltd.	36,427	204,621
Goodman Fielder Ltd.	58,475	34,007
Treasury Wine Estates	19,414	75,802

		447,791

Health Care Equipment & Services 0.0%
Sonic Healthcare Ltd.	9,239	106,760

Insurance 0.4%
AMP Ltd.	63,381	282,556
Insurance Australia Group Ltd.	71,670	236,285
QBE Insurance Group Ltd.	30,518	469,761
Suncorp Group Ltd.	56,523	507,289

		1,495,891

Materials 0.9%
Amcor Ltd.	36,152	264,496
BHP Billiton Ltd.	48,498	1,898,434
BlueScope Steel Ltd.	119,634	104,659
Boral Ltd.	27,050	110,421
Incitec Pivot Ltd.	31,763	115,050
Newcrest Mining Ltd.	3,428	121,152
OneSteel Ltd.	46,726	59,425
Orica Ltd.	8,026	217,389
Rio Tinto Ltd.	4,685	336,355
Sims Metal Management Ltd.	7,533	108,648

		3,336,029

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
CSL Ltd.	5,351	161,167

Real Estate 0.4%
CFS Retail Property Trust	35,549	67,767
Dexus Property Group	136,913	121,792
Goodman Group	154,991	100,720
GPT Group	50,859	167,850
Lend Lease Corp., Ltd.	19,143	155,753
Mirvac Group	119,599	156,613
Stockland	80,386	265,451
Westfield Group	72,741	585,593

		1,621,539

Software & Services 0.0%
Computershare Ltd.	9,935	78,516

Telecommunication Services 0.2%
Telstra Corp., Ltd.	219,730	713,449

26 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Transportation 0.2%
Asciano Ltd.	42,876	68,542
MAP Group	34,349	122,567
Qantas Airways Ltd. *	77,430	129,495
Toll Holdings Ltd.	19,133	96,643
Transurban Group	20,200	110,807

		528,054

Utilities 0.0%
AGL Energy Ltd.	9,378	141,299

		20,133,165

Austria 0.3%

Banks 0.1%
Erste Group Bank AG	9,785	208,601
Raiffeisen Bank International	1,412	39,186

		247,787

Capital Goods 0.0%
Wienerberger AG	5,067	61,221

Energy 0.1%
OMV AG	8,869	309,052

Insurance 0.0%
Vienna Insurance Group AG	1,700	71,286

Materials 0.1%
Voestalpine AG	7,917	272,020

Real Estate 0.0%
Immofinanz AG *	35,824	117,623

Telecommunication Services 0.0%
Telekom Austria AG	19,631	222,678

		1,301,667

Belgium 0.8%

Banks 0.1%
Dexia S.A. *	105,105	81,532
KBC GROEP N.V.	12,040	266,998

		348,530

Capital Goods 0.0%
Bekaert N.V.	968	42,964

Diversified Financials 0.1%
Groupe Bruxelles Lambert S.A.	2,644	203,235

Food & Staples Retailing 0.1%
Colruyt S.A.	1,426	58,586
Delhaize Group	6,041	394,599

		453,185

Food, Beverage & Tobacco 0.1%
Anheuser-Busch InBev N.V.	11,742	651,166

Health Care Equipment & Services 0.0%
Agfa Gevaert N.V. *	15,446	38,584

Insurance 0.1%
Ageas	213,568	428,133

Materials 0.1%
Solvay S.A.	1,694	172,567
Umicore	3,446	147,417

		319,984

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
UCB S.A.	4,936	216,861

Retailing 0.0%
S.A. D’Ieteren N.V.	925	52,640

Telecommunication Services 0.1%
Belgacom S.A.	7,878	238,221

		2,993,503

Canada 6.1%

Automobiles & Components 0.1%
Magna International, Inc.	8,618	328,811

Banks 1.8%
Bank of Montreal (c)	20,513	1,211,949
Bank of Nova Scotia	22,648	1,193,579
Canadian Imperial Bank of Commerce	9,677	729,112
National Bank of Canada	4,130	294,766
Royal Bank of Canada	33,644	1,641,105
The Toronto-Dominion Bank	19,459	1,468,674

		6,539,185

Capital Goods 0.1%
Bombardier, Inc., Class A	8,500	35,816
Bombardier, Inc., Class B	34,068	140,818
Finning International, Inc.	4,080	95,374
SNC-Lavalin Group, Inc.	2,000	100,507
Superior Plus Corp.	6,000	41,535

		414,050

Diversified Financials 0.1%
CI Financial Corp.	5,400	108,352
IGM Financial, Inc.	2,620	113,133
Onex Corp.	6,561	217,548

		439,033

Energy 1.2%
Cameco Corp.	2,700	57,941
Canadian Natural Resources Ltd.	12,500	440,933
Cenovus Energy, Inc.	10,909	373,648
Crescent Point Energy Corp.	2,600	111,043
Enbridge, Inc.	13,938	482,848
Encana Corp.	32,409	702,967
Husky Energy, Inc.	8,567	219,944
Imperial Oil Ltd.	4,623	191,460
Nexen, Inc.	11,826	200,867
Pembina Pipeline Corp.	3,800	103,430
Precision Drilling Corp. *	11,000	127,575
Suncor Energy, Inc.	18,145	577,982
Talisman Energy, Inc.	18,281	259,336
TransCanada Corp.	16,735	711,374
Vermilion Energy, Inc.	1,200	56,536

		4,617,884

Food & Staples Retailing 0.3%
Alimentation Couche-Tard, Inc., Class B	4,737	142,573
Empire Co., Ltd, Class A	1,933	118,162
George Weston Ltd.	2,705	187,498
Loblaw Cos., Ltd.	4,664	178,512
Metro, Inc., Class A	3,640	178,357

See financial notes 27

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Shoppers Drug Mart Corp.	4,959	208,460

		1,013,562

Food, Beverage & Tobacco 0.1%
Saputo, Inc.	2,300	95,023
Viterra, Inc.	12,200	125,580

		220,603

Insurance 0.8%
Fairfax Financial Holdings Ltd.	662	276,735
Great-West Lifeco, Inc.	7,920	176,318
Industrial Alliance Insurance & Financial Services, Inc.	2,000	65,072
Intact Financial Corp.	2,723	151,947
Manulife Financial Corp.	64,948	857,503
Power Corp. of Canada	20,115	506,533
Power Financial Corp.	10,214	275,652
Sun Life Financial, Inc.	20,990	529,830

		2,839,590

Materials 0.5%
Agrium, Inc.	1,912	157,641
Barrick Gold Corp.	9,116	450,061
First Quantum Minerals Ltd.	2,500	52,445
Goldcorp, Inc.	6,810	331,362
Kinross Gold Corp.	7,953	113,381
Methanex Corp.	2,200	56,724
Potash Corp. of Saskatchewan, Inc.	4,942	233,924
Sherritt International Corp.	8,000	45,989
Sino-Forest Corp. (a)(b)*	20,000	27,028
Teck Resources Ltd., Class B	8,157	327,017
Yamana Gold, Inc.	9,276	138,477

		1,934,049

Media 0.1%
Groupe Aeroplan, Inc.	4,600	52,980
Quebecor, Inc., Class B	2,392	82,793
Shaw Communications, Inc., Class B	8,777	177,786
Thomson Reuters Corp.	8,907	263,524

		577,083

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Valeant Pharmaceuticals International, Inc.	2,800	110,567

Real Estate 0.2%
Brookfield Asset Management, Inc., Class A	13,255	383,520
Brookfield Properties Corp.	7,991	131,159
H&R REIT	4,200	91,732
RioCan REIT	4,472	113,466

		719,877

Retailing 0.1%
Canadian Tire Corp., Ltd., Class A	2,619	156,549
RONA, Inc.	5,500	52,972

		209,521

Software & Services 0.0%
CGI Group, Inc., Class A *	5,517	112,914

Technology Hardware & Equipment 0.1%
Celestica, Inc. *	11,412	94,685
Research In Motion Ltd. *	5,606	113,385

		208,070

Telecommunication Services 0.2%
BCE, Inc.	8,453	335,067
Rogers Communications, Inc., Class B	9,404	342,950
Telus Corp.	2,378	127,948
Telus Corp. - Non Voting Shares	1,431	73,118

		879,083

Transportation 0.2%
Canadian National Railway Co.	7,323	573,644
Canadian Pacific Railway Ltd.	3,432	212,135

		785,779

Utilities 0.2%
ATCO Ltd., Class I	1,833	111,957
Canadian Utilities Ltd., Class A	2,080	125,729
Emera, Inc.	2,800	91,943
Fortis, Inc.	4,100	138,620
TransAlta Corp.	7,669	168,729

		636,978

		22,586,639

Denmark 0.5%

Banks 0.2%
Danske Bank A/S *	38,167	521,838
Jyske Bank A/S - Reg’d *	2,464	71,619

		593,457

Capital Goods 0.0%
FLSmidth & Co. A/S	1,312	83,093
Vestas Wind Systems A/S *	6,536	101,322

		184,415

Food, Beverage & Tobacco 0.0%
Carlsberg A/S, Class B	2,560	173,313

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Novo Nordisk A/S, Class B	3,039	322,640

Transportation 0.2%
AP Moller - Maersk A/S, Series A	24	154,517
AP Moller - Maersk A/S, Series B	60	405,767
DSV A/S	3,118	62,467

		622,751

		1,896,576

Finland 1.1%

Automobiles & Components 0.0%
Nokian Renkaat Oyj	2,270	83,142

Capital Goods 0.2%
Kone Oyj, Class B	2,516	138,523
Metso Corp. Oyj	4,674	180,799
Outotec Oyj	1,888	87,643
Wartsila Oyj	2,957	89,848
YIT Oyj	3,140	49,551

		546,364

Diversified Financials 0.0%
Pohjola Bank plc, Class A	5,001	57,504

Energy 0.0%
Neste Oil Oyj	9,172	110,973

Food & Staples Retailing 0.0%
Kesko Oyj, Class B	3,436	121,958

28 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Insurance 0.1%
Sampo Oyj, Class A	17,111	470,329

Materials 0.2%
Huhtamaki Oyj	6,718	76,750
Outokumpu Oyj	6,812	57,575
Rautaruukki Oyj	5,166	55,065
Stora Enso Oyj, Class R	26,539	167,982
UPM-Kymmene Oyj	24,071	281,466

		638,838

Technology Hardware & Equipment 0.4%
Nokia Oyj	235,567	1,585,172

Telecommunication Services 0.1%
Elisa Oyj	5,988	126,244

Utilities 0.1%
Fortum Oyj	12,669	308,340

		4,048,864

France 10.4%

Automobiles & Components 0.5%
Cie Generale des Etablissements Michelin, Class B	4,880	353,362
Faurecia	3,260	86,195
PSA Peugeot Citroen S.A.	23,820	518,282
Renault S.A.	15,281	638,473
Valeo S.A.	3,153	158,266

		1,754,578

Banks 0.9%
BNP Paribas S.A.	43,778	1,954,901
Credit Agricole S.A.	58,539	453,112
Natixis	39,873	126,367
Societe Generale	34,663	992,462

		3,526,842

Capital Goods 1.3%
Alstom S.A.	8,273	308,070
Bouygues S.A.	15,706	586,599
Compagnie de Saint-Gobain	23,118	1,068,456
Eiffage S.A.	3,902	132,343
European Aeronautic Defence & Space Co.	13,206	389,303
Legrand S.A.	3,697	130,683
Nexans S.A.	1,746	109,828
Rexel S.A.	2,604	46,683
Safran S.A.	4,528	147,866
Schneider Electric S.A.	11,167	655,723
Thales S.A.	3,783	133,416
Vallourec S.A.	3,675	222,838
Vinci S.A.	16,885	828,012
Wendel	660	48,885
Zodiac Aerospace	1,286	100,833

		4,909,538

Consumer Durables & Apparel 0.3%
Christian Dior S.A.	2,002	282,450
LVMH Moet Hennessy Louis Vuitton S.A.	5,107	846,454

		1,128,904

Consumer Services 0.1%
Accor S.A.	7,865	257,059
Sodexo	3,937	284,269

		541,328

Diversified Financials 0.0%
Eurazeo	1,419	67,669

Energy 1.6%
Bourbon S.A.	2,472	68,613
Compagnie Generale de Geophysique-Veritas *	4,873	106,472
Technip S.A.	2,374	224,478
Total S.A.	107,672	5,618,026

		6,017,589

Food & Staples Retailing 0.4%
Carrefour S.A.	37,466	991,276
Casino Guichard-Perrachon S.A.	2,814	263,496
Rallye S.A.	2,190	70,020

		1,324,792

Food, Beverage & Tobacco 0.4%
DANONE S.A.	13,980	969,134
Pernod Ricard S.A.	5,311	494,213

		1,463,347

Health Care Equipment & Services 0.1%
Essilor International S.A.	2,562	185,167

Household & Personal Products 0.1%
L’Oreal S.A.	4,635	510,338

Insurance 0.8%
AXA S.A.	160,452	2,580,700
CNP Assurances	14,184	216,611
SCOR SE	7,303	170,135

		2,967,446

Materials 0.4%
Air Liquide S.A.	5,583	720,861
Arkema	1,891	128,511
Eramet	298	46,661
Imerys S.A.	1,259	71,632
Lafarge S.A.	12,500	506,129

		1,473,794

Media 0.2%
Lagardere S.C.A.	7,556	202,412
Metropole Television S.A.	4,156	71,045
PagesJaunes Groupe (c)	12,336	52,636
Publicis Groupe	2,837	136,860
SES FDR	6,625	169,213
Societe Television Francaise 1	6,078	81,609

		713,775

Pharmaceuticals, Biotechnology & Life Sciences 0.9%
Sanofi	48,345	3,458,553

Real Estate 0.2%
Fonciere des Regions	603	44,438
Klepierre	2,537	79,077
Unibail-Rodamco SE	2,533	503,584

		627,099

Retailing 0.2%
PPR	3,737	579,890

Semiconductors & Semiconductor Equipment 0.0%
STMicroelectronics N.V.	20,188	139,900

See financial notes 29

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Software & Services 0.1%
Atos Origin S.A.	2,345	113,368
Cap Gemini	5,084	194,541

		307,909

Technology Hardware & Equipment 0.1%
Alcatel-Lucent *	73,524	203,272
Gemalto N.V.	1,700	77,323
Neopost S.A.	994	75,601

		356,196

Telecommunication Services 1.0%
France Telecom S.A.	132,154	2,375,973
Vivendi	64,510	1,441,567

		3,817,540

Transportation 0.1%
Air France-KLM *	16,123	122,442
Groupe Eurotunnel S.A. - Reg’d	8,906	80,225

		202,667

Utilities 0.7%
EDF S.A.	10,465	313,192
GDF Suez	58,766	1,655,598
Suez Environnement Co.	14,991	235,178
Veolia Environnement	30,036	425,298

		2,629,266

		38,704,127

Germany 7.9%

Automobiles & Components 1.0%
Bayerische Motoren Werke AG	11,459	930,862
Continental AG *	2,600	193,877
Daimler AG - Reg’d	46,122	2,342,493
Volkswagen AG	1,165	182,188

		3,649,420

Banks 0.1%
Commerzbank AG *	70,151	171,290

Capital Goods 0.8%
Bilfinger Berger SE	1,657	147,902
GEA Group AG	4,514	123,778
Hochtief AG	2,188	159,075
MAN SE	3,786	333,585
Siemens AG - Reg’d	20,273	2,125,032

		2,889,372

Consumer Durables & Apparel 0.1%
Adidas AG	4,607	324,456

Consumer Services 0.0%
TUI AG *	23,701	154,598

Diversified Financials 0.5%
Deutsche Bank AG - Reg’d	40,772	1,685,863
Deutsche Boerse AG *	4,200	231,478

		1,917,341

Food & Staples Retailing 0.1%
Metro AG	8,511	394,346

Health Care Equipment & Services 0.2%
Celesio AG	7,599	119,850
Fresenius Medical Care AG & Co. KGaA	3,759	273,827
Fresenius SE & Co. KGaA	2,437	239,286

		632,963

Household & Personal Products 0.1%
Beiersdorf AG	1,512	87,167
Henkel AG & Co. KGaA	2,800	136,723

		223,890

Insurance 1.2%
Allianz SE - Reg’d	25,481	2,835,069
Hannover Rueckversicherung AG - Reg’d	2,577	126,877
Muenchener Rueckversicherungs-Gesellschaft AG - Reg’d	12,100	1,620,425

		4,582,371

Materials 1.1%
Aurubis AG	2,743	154,764
BASF SE	28,988	2,116,002
HeidelbergCement AG	7,642	345,969
K+S AG - Reg’d	2,431	154,042
Lanxess AG	2,411	140,817
Linde AG	2,707	428,836
Salzgitter AG	2,659	150,288
Symrise AG	2,938	76,050
ThyssenKrupp AG	20,996	601,505

		4,168,273

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Bayer AG - Reg’d	20,742	1,321,514
Merck KGaA	1,511	140,998

		1,462,512

Retailing 0.0%
Douglas Holding AG	1,347	54,413
Praktiker Bau- und Heimwerkermaerkte Holding AG (c)	16,984	67,238

		121,651

Semiconductors & Semiconductor Equipment 0.0%
Infineon Technologies AG	18,113	163,075

Software & Services 0.2%
SAP AG	10,100	610,726

Technology Hardware & Equipment 0.0%
Wincor Nixdorf AG	1,223	68,486

Telecommunication Services 0.8%
Deutsche Telekom AG - Reg’d	239,299	3,040,085
Freenet AG	6,685	86,182

		3,126,267

Transportation 0.3%
Deutsche Lufthansa AG - Reg’d	16,292	221,352
Deutsche Post AG - Reg’d	58,865	892,894

		1,114,246

Utilities 1.0%
E.ON AG	114,550	2,762,371
RWE AG	22,785	971,255

		3,733,626

		29,508,909

30 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Greece 0.2%

Banks 0.1%
Alpha Bank A.E. *	40,004	53,577
EFG Eurobank Ergasias *	33,912	31,144
National Bank of Greece S.A. *	52,555	122,639
Piraeus Bank S.A. *	71,024	20,739

		228,099

Consumer Services 0.1%
OPAP S.A.	14,772	171,420

Food, Beverage & Tobacco 0.0%
Coca Cola Hellenic Bottling Co., S.A. *	3,562	69,359

Telecommunication Services 0.0%
Hellenic Telecommunications Organization S.A. (OTE)	27,404	150,784

Utilities 0.0%
Public Power Corp. S.A.	9,794	84,741

		704,403

Hong Kong 1.6%

Banks 0.2%
BOC Hong Kong (Holdings) Ltd.	89,500	212,828
Hang Seng Bank Ltd.	18,400	237,258
The Bank of East Asia Ltd. (c)	43,670	159,773

		609,859

Capital Goods 0.3%
Hutchison Whampoa Ltd.	84,000	768,301
Jardine Matheson Holdings Ltd.	4,400	221,754
Jardine Strategic Holdings Ltd.	3,000	87,963

		1,078,018

Consumer Durables & Apparel 0.0%
Yue Yuen Industrial (Holdings) Ltd.	29,500	84,015

Diversified Financials 0.0%
Hong Kong Exchanges & Clearing Ltd.	5,200	88,150

Food, Beverage & Tobacco 0.0%
Chaoda Modern Agriculture (Holdings) Ltd. (a)(b)	171,320	24,258

Insurance 0.1%
AIA Group Ltd.	125,400	383,440

Real Estate 0.6%
Cheung Kong (Holdings) Ltd.	32,000	396,670
Hang Lung Group Ltd.	20,000	121,550
Hang Lung Properties Ltd.	35,000	127,463
Henderson Land Development Co., Ltd.	25,569	139,761
Hongkong Land Holdings Ltd.	30,000	157,651
Kerry Properties Ltd.	19,000	69,729
New World Development Co., Ltd.	118,000	124,307
Sino Land Co., Ltd.	60,000	94,844
Sun Hung Kai Properties Ltd.	38,600	531,475
Swire Pacific Ltd., Class A	22,500	260,000
The Link REIT	43,500	149,389
The Wharf Holdings Ltd.	27,000	143,620

		2,316,459

Retailing 0.1%
Esprit Holdings Ltd.	43,684	63,182
Li & Fung Ltd.	56,000	107,923

		171,105

Technology Hardware & Equipment 0.0%
Kingboard Chemical Holdings Ltd.	23,000	78,559

Telecommunication Services 0.0%
PCCW Ltd.	353,000	141,065

Transportation 0.1%
Cathay Pacific Airways Ltd.	39,800	72,244
MTR Corp., Ltd.	31,500	101,681
Orient Overseas International Ltd.	15,500	69,955
Pacific Basin Shipping Ltd.	122,000	55,628

		299,508

Utilities 0.2%
CLP Holdings Ltd.	50,000	445,406
Hong Kong & China Gas Co., Ltd.	70,640	159,263
Power Assets Holdings Ltd.	35,500	269,758

		874,427

		6,148,863

Ireland 0.3%

Banks 0.0%
Anglo Irish Bank Corp., Ltd. (a)(b)*	9,106	—
The Governor & Company of the Bank of Ireland *	430,689	60,640

		60,640

Capital Goods 0.1%
DCC	3,744	103,585

Food, Beverage & Tobacco 0.0%
Kerry Group plc, Class A	2,681	99,425

Materials 0.2%
CRH plc	30,534	551,170
Smurfit Kappa Group plc *	9,769	66,990

		618,160

Transportation 0.0%
Ryanair Holdings plc *	14,633	68,715

		950,525

Israel 0.3%

Banks 0.1%
Bank Hapoalim B.M.	75,415	292,313
Bank Leumi Le-Israel	15,399	53,362

		345,675

Materials 0.0%
Israel Chemicals Ltd.	7,435	88,162

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Teva Pharmaceutical Industries Ltd.	11,318	461,416

Telecommunication Services 0.1%
Bezeq Israeli Telecommunication Corp., Ltd.	68,532	144,823
Cellcom Israel Ltd.	3,128	68,911

		213,734

		1,108,987

See financial notes 31

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Italy 4.3%

Automobiles & Components 0.2%
Fiat S.p.A.	87,956	538,595
Pirelli & C. S.p.A.	16,164	142,654

		681,249

Banks 1.0%
Banca Carige S.p.A. (Cassa di Risparmio di Genova e Imperia)	25,944	50,709
Banca Monte dei Paschi di Siena S.p.A.	280,465	130,233
Banca Piccolo Credito Valtellinese Scarl	14,448	41,899
Banca Popolare dell’Emilia Romagna Scrl	14,886	120,024
Banca Popolare di Milano Scarl (c)	51,712	31,824
Banca Popolare di Sondrio Scarl	12,186	92,964
Banco Popolare Societa Cooperativa	134,722	199,942
Intesa Sanpaolo	667,238	1,177,676
UniCredit S.p.A.	1,301,036	1,509,702
Unione di Banche Italiane S.C.P.A.	54,084	204,923

		3,559,896

Capital Goods 0.1%
Fiat Industrial S.p.A. *	21,461	186,850
Finmeccanica S.p.A.	30,810	211,177
Prysmian S.p.A.	6,598	99,743

		497,770

Consumer Durables & Apparel 0.0%
Luxottica Group S.p.A.	2,449	72,170

Diversified Financials 0.1%
EXOR S.p.A.	2,591	56,564
Mediobanca S.p.A.	24,664	195,347

		251,911

Energy 1.1%
Eni S.p.A.	160,379	3,545,001
ERG S.p.A.	6,645	81,757
Saipem S.p.A.	4,644	207,505
Saras S.p.A. *	42,193	69,379
Tenaris S.A.	7,812	124,650

		4,028,292

Food, Beverage & Tobacco 0.0%
Parmalat S.p.A.	60,703	134,831

Insurance 0.4%
Assicurazioni Generali S.p.A.	83,837	1,500,017
Fondiaria-Sai S.p.A. *	36,906	81,083
Unipol Gruppo Finanziario S.p.A. *	142,474	58,420

		1,639,520

Materials 0.0%
Buzzi Unicem S.p.A. *	7,306	66,799
Italcementi S.p.A.	7,983	53,088
Italcementi S.p.A. - RSP	16,025	50,197

		170,084

Media 0.1%
Mediaset S.p.A.	50,390	185,658

Telecommunication Services 0.6%
Telecom Italia S.p.A.	1,189,581	1,480,167
Telecom Italia S.p.A. - RSP	536,206	562,725

		2,042,892

Transportation 0.0%
Atlantia S.p.A.	11,672	177,780

Utilities 0.7%
A2A S.p.A.	80,145	109,576
Enel S.p.A.	434,288	2,049,012
Snam Rete Gas S.p.A.	32,854	160,596
Terna - Rete Elettrica Nationale S.p.A.	37,969	145,916

		2,465,100

		15,907,153

Japan 16.5%

Automobiles & Components 2.1%
Aisin Seiki Co., Ltd.	6,000	189,762
Bridgestone Corp.	23,000	539,283
Daihatsu Motor Co., Ltd.	7,000	123,182
Denso Corp.	11,600	356,738
Fuji Heavy Industries Ltd.	22,000	139,441
Honda Motor Co., Ltd.	41,400	1,238,015
Isuzu Motors Ltd.	38,000	161,075
Mazda Motor Corp. *	118,000	248,030
Mitsubishi Motors Corp. *	151,000	199,467
Nissan Motor Co., Ltd.	101,600	934,187
Nok Corp.	4,800	81,234
Stanley Electric Co., Ltd.	5,200	76,089
Suzuki Motor Corp.	16,900	358,434
The Yokohama Rubber Co., Ltd.	16,000	91,331
Toyota Industries Corp.	4,700	132,145
Toyota Motor Corp.	90,200	2,994,709
Yamaha Motor Co., Ltd. *	9,500	136,078

		7,999,200

Banks 1.6%
Fukuoka Financial Group, Inc.	35,000	135,521
Hokuhoku Financial Group, Inc.	34,000	63,543
Mitsubishi UFJ Financial Group, Inc.	486,834	2,115,750
Mizuho Financial Group, Inc.	676,716	947,192
Resona Holdings, Inc.	22,358	100,219
Shinsei Bank Ltd.	108,000	118,701
Sumitomo Mitsui Financial Group, Inc.	46,310	1,294,434
Sumitomo Mitsui Trust Holdings, Inc.	97,150	332,459
The Bank of Kyoto Ltd.	8,000	67,955
The Bank of Yokohama Ltd.	31,000	141,931
The Chiba Bank Ltd.	20,000	122,367
The Chugoku Bank Ltd.	6,000	78,592
The Gunma Bank, Ltd.	16,000	81,886
The Hachijuni Bank Ltd.	16,000	88,957
The Joyo Bank Ltd.	20,000	83,796
The Shizuoka Bank Ltd.	16,000	155,235
Yamaguchi Financial Group, Inc.	10,000	89,104

		6,017,642

Capital Goods 2.3%
Amada Co., Ltd.	8,000	53,073
Asahi Glass Co., Ltd.	24,000	210,166
Daikin Industries Ltd.	5,200	153,887
Fanuc Corp.	1,500	242,535
Fuji Electric Holdings Co., Ltd.	23,000	67,116
Fujikura Ltd.	18,000	57,452
Furukawa Electric Co., Ltd.	25,000	69,833

32 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Hankyu Hanshin Holdings, Inc.	41,000	173,128
Hanwa Co., Ltd.	30,000	125,535
IHI Corp.	52,000	118,457
ITOCHU Corp.	46,000	454,960
JGC Corp.	4,000	112,688
JS Group Corp.	7,100	148,881
JTEKT Corp.	12,100	132,316
Kajima Corp.	62,000	199,035
Kanematsu Corp. *	64,000	53,963
Kawasaki Heavy Industries Ltd.	41,000	104,538
Kinden Corp.	8,000	65,695
Komatsu Ltd.	16,100	398,069
Kubota Corp.	15,000	123,543
Makita Corp.	2,400	89,601
Marubeni Corp.	57,000	331,772
Minebea Co., Ltd.	16,000	57,017
Mitsubishi Corp.	37,400	769,204
Mitsubishi Electric Corp.	42,000	388,634
Mitsubishi Heavy Industries Ltd.	145,000	590,806
Mitsui & Co., Ltd.	45,800	668,429
Mitsui Engineering & Shipbuilding Co., Ltd.	40,000	63,533
NGK Insulators Ltd.	6,000	69,168
Nidec Corp.	1,400	115,049
Nippon Sheet Glass Co., Ltd.	44,000	94,879
NSK Ltd.	12,000	90,680
NTN Corp.	18,000	79,505
Obayashi Corp.	34,000	156,097
Shimizu Corp.	37,000	159,213
SMC Corp.	800	124,433
Sojitz Corp.	231,500	392,870
Sumitomo Corp.	40,200	497,722
Sumitomo Electric Industries Ltd.	22,700	251,685
Sumitomo Heavy Industries Ltd.	14,000	79,502
Taisei Corp.	68,000	181,699
Toto Ltd.	8,000	66,520
Toyota Tsusho Corp.	13,900	219,346

		8,602,234

Commercial & Professional Supplies 0.2%
Dai Nippon Printing Co., Ltd.	23,000	240,912
Secom Co., Ltd.	3,700	174,985
Toppan Printing Co., Ltd.	29,000	225,483

		641,380

Consumer Durables & Apparel 1.0%
Casio Computer Co., Ltd.	12,500	76,576
Haseko Corp. *	121,000	76,071
NAMCO BANDAI Holdings, Inc.	7,700	111,647
Nikon Corp.	6,000	134,347
Panasonic Corp.	130,450	1,318,730
Sankyo Co., Ltd.	1,400	73,160
Sega Sammy Holdings, Inc.	4,200	91,316
Sekisui Chemical Co., Ltd.	17,000	133,403
Sekisui House Ltd.	22,000	196,936
Sharp Corp.	45,000	414,812
Sony Corp.	39,000	813,673
Sumitomo Forestry Co., Ltd.	9,500	82,204
Yamaha Corp.	6,200	62,752

		3,585,627

Consumer Services 0.0%
Benesse Holdings, Inc.	2,000	86,894

Diversified Financials 0.4%
Aiful Corp. *	58,400	81,913
Credit Saison Co., Ltd.	8,500	165,868
Daiwa Securities Group, Inc.	63,000	220,435
Nomura Holdings, Inc.	102,800	391,686
ORIX Corp.	3,860	336,882
Promise Co., Ltd. *	13,500	130,423
SBI Holdings, Inc.	907	75,524

		1,402,731

Energy 0.3%
Cosmo Oil Co., Ltd.	70,000	175,118
Idemitsu Kosan Co., Ltd.	1,900	177,723
Inpex Corp.	64	422,533
Showa Shell Sekiyu K.K.	12,100	87,579
TonenGeneral Sekiyu K.K.	15,000	169,264

		1,032,217

Food & Staples Retailing 0.4%
Aeon Co., Ltd.	40,800	533,612
Lawson, Inc.	2,200	123,793
Seven & i Holdings Co., Ltd.	26,000	693,829
Uny Co., Ltd.	13,000	117,270

		1,468,504

Food, Beverage & Tobacco 0.5%
Ajinomoto Co., Inc.	19,000	212,694
Asahi Breweries Ltd.	12,200	249,747
Japan Tobacco, Inc.	100	499,816
Kirin Holdings Co., Ltd.	25,000	305,863
Meiji Holdings Co., Ltd.	3,400	149,064
Nippon Meat Packers, Inc.	9,000	112,180
Nisshin Seifun Group, Inc.	7,000	86,034
Nissin Foods Holdings Co., Ltd.	2,500	96,295
Yakult Honsha Co., Ltd.	3,400	95,547

		1,807,240

Health Care Equipment & Services 0.2%
Alfresa Holdings Corp.	3,800	142,373
Medipal Holdings Corp.	21,200	197,760
Olympus Corp. (c)	5,500	83,814
Suzuken Co., Ltd.	3,100	74,167
Terumo Corp.	1,900	96,539

		594,653

Household & Personal Products 0.1%
Kao Corp.	14,000	367,281
Shiseido Co., Ltd.	7,000	128,124

		495,405

Insurance 0.3%
MS&AD Insurance Group Holdings, Inc.	17,790	348,441
T&D Holdings, Inc.	16,600	164,563
The Dai-ichi Life Insurance Co., Ltd.	330	375,805
Tokio Marine Holdings, Inc.	17,300	412,509

		1,301,318

Materials 1.4%
Asahi Kasei Corp.	38,000	225,353
Daicel Chemical Industries Ltd.	12,000	68,119
Denki Kagaku Kogyo Kabushiki Kaisha	12,000	45,646
DIC Corp.	34,000	64,201
Dowa Holdings Co., Ltd.	10,000	60,010

See financial notes 33

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
JFE Holdings, Inc.	22,400	426,329
JSR Corp.	4,700	89,723
Kobe Steel Ltd.	105,000	175,608
Kuraray Co., Ltd.	9,500	132,989
Mitsubhishi Gas Chemical Co., Inc.	10,000	65,267
Mitsubishi Chemical Holdings Corp.	47,000	284,908
Mitsubishi Materials Corp.	47,000	124,932
Mitsui Chemicals, Inc.	49,000	160,705
Mitsui Mining & Smelting Co., Ltd.	20,000	54,508
Nippon Paper Group, Inc.	6,543	149,956
Nippon Steel Corp.	225,000	586,624
Nisshin Steel Co., Ltd.	34,000	53,816
Nitto Denko Corp.	2,700	113,422
Oji Paper Co., Ltd.	42,000	207,743
Shin-Etsu Chemical Co., Ltd.	7,700	395,432
Showa Denko K.K.	61,000	110,671
Sumitomo Chemical Co., Ltd.	54,000	199,313
Sumitomo Metal Industries Ltd.	150,000	282,090
Sumitomo Metal Mining Co., Ltd.	13,000	178,952
Taiheiyo Cement Corp.	73,000	141,814
Taiyo Nippon Sanso Corp.	8,000	56,849
Teijin Ltd.	31,000	108,214
Toray Industries, Inc.	30,000	213,522
Tosoh Corp.	28,000	91,005
Toyo Seikan Kaisha Ltd.	7,700	117,164
Ube Industries Ltd.	31,000	90,882

		5,075,767

Media 0.1%
Dentsu, Inc.	4,501	135,526
Hakuhodo Dy Holdings, Inc.	1,810	98,344

		233,870

Pharmaceuticals, Biotechnology & Life Sciences 0.6%
Astellas Pharma, Inc.	9,900	362,077
Chugai Pharmaceutical Co., Ltd.	3,700	57,956
Daiichi Sankyo Co., Ltd.	14,700	285,542
Eisai Co., Ltd.	6,200	245,902
Ono Pharmaceutical Co., Ltd.	2,200	115,136
Otsuka Holdings K.K.	9,900	254,037
Shionogi & Co., Ltd.	4,000	54,450
Taisho Pharmaceutical Holdings Co., Ltd. *	1,500	105,909
Takeda Pharmaceutical Co., Ltd.	16,300	734,827

		2,215,836

Real Estate 0.3%
Daito Trust Construction Co., Ltd.	1,800	159,481
Daiwa House Industry Co., Ltd.	19,000	238,087
Mitsubishi Estate Co., Ltd.	15,000	254,055
Mitsui Fudosan Co., Ltd.	20,000	332,606
Sumitomo Realty & Development Co., Ltd.	8,500	176,181
Tokyu Land Corp.	13,000	54,725

		1,215,135

Retailing 0.2%
Edion Corp.	9,800	78,412
Fast Retailing Co., Ltd.	700	125,745
Isetan Mitsukoshi Holdings Ltd.	14,000	142,603
J. Front Retailing Co., Ltd.	26,000	113,852
Marui Group Co., Ltd.	11,300	87,849
Takashimaya Co., Ltd.	15,000	106,490
Yamada Denki Co., Ltd.	3,270	235,161

		890,112

Semiconductors & Semiconductor Equipment 0.1%
Elpida Memory, Inc. *	9,800	60,917
Rohm Co., Ltd.	3,300	168,140
Tokyo Electron Ltd.	2,500	132,958

		362,015

Software & Services 0.1%
Nintendo Co., Ltd.	2,230	336,441
Nomura Research Institute Ltd.	4,400	98,956
NTT Data Corp.	39	130,744

		566,141

Technology Hardware & Equipment 1.7%
Alps Electric Co., Ltd.	7,600	57,229
Brother Industries Ltd.	7,700	100,492
Canon, Inc.	34,500	1,566,224
FUJIFILM Holdings Corp.	14,100	345,086
Fujitsu Ltd.	85,000	454,550
Hitachi Ltd.	183,000	980,567
Hoya Corp.	10,100	220,652
Ibiden Co., Ltd.	2,900	64,040
Keyence Corp.	430	109,311
Konica Minolta Holdings, Inc.	19,900	144,754
Kyocera Corp.	4,400	386,787
Murata Manufacturing Co., Ltd.	3,900	217,846
NEC Corp. *	231,000	514,011
Nippon Electric Glass Co., Ltd.	7,000	62,798
OMRON Corp.	5,700	122,843
Ricoh Co., Ltd.	29,000	237,684
Seiko Epson Corp.	10,200	134,065
TDK Corp.	2,700	110,101
Toshiba Corp.	108,000	471,030

		6,300,070

Telecommunication Services 1.0%
KDDI Corp.	130	952,296
Nippon Telegraph & Telephone Corp.	27,704	1,421,099
NTT DOCOMO, Inc.	550	976,824
SOFTBANK Corp.	10,200	331,047

		3,681,266

Transportation 0.8%
All Nippon Airways Co., Ltd.	20,000	60,220
Central Japan Railway Co.	54	459,379
East Japan Railway Co.	10,618	643,751
Kawasaki Kisen Kaisha Ltd.	29,000	59,149
Keio Corp.	14,100	96,671
Kintetsu Corp. (c)	39,000	136,817
Mitsui O.S.K. Lines Ltd.	50,000	192,650
Nagoya Railroad Co., Ltd.	38,000	99,346
Nippon Express Co., Ltd.	54,000	208,761
Nippon Yusen Kabushiki Kaisha	75,000	189,154
Odakyu Electric Railway Co., Ltd.	12,000	112,432
Seino Holdings Co., Ltd.	10,000	75,024
Tobu Railway Co., Ltd.	22,000	104,996
Tokyu Corp.	40,000	193,063
West Japan Railway Co.	6,565	278,183
Yamato Holdings Co., Ltd.	12,000	198,935

		3,108,531

Utilities 0.8%
Chubu Electric Power Co., Inc.	25,000	457,393

34 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Electric Power Development Co., Ltd.	7,800	194,170
Hokkaido Electric Power Co., Inc.	7,400	92,819
Hokuriku Electric Power Co.	6,500	103,557
Kyushu Electric Power Co., Inc.	17,500	231,673
Osaka Gas Co., Ltd.	66,000	249,745
Shikoku Electric Power Co., Inc.	5,200	132,924
The Chugoku Electric Power Co., Inc.	12,600	187,482
The Kansai Electric Power Co., Inc.	28,200	415,990
The Tokyo Electric Power Co., Inc.	44,000	161,399
Toho Gas Co., Ltd.	17,000	96,239
Tohoku Electric Power Co., Inc.	18,100	199,992
Tokyo Gas Co., Ltd.	70,000	301,442

		2,824,825

		61,508,613

Netherlands 3.7%

Capital Goods 0.2%
Imtech N.V.	1,829	54,032
Koninklijke BAM Groep N.V.	15,485	64,322
Koninklijke Boskalis Westminster N.V.	2,178	76,127
Koninklijke Philips Electronics N.V.	33,110	689,241

		883,722

Commercial & Professional Supplies 0.1%
Randstad Holding N.V.	3,524	125,111
USG People N.V.	5,400	47,828

		172,939

Diversified Financials 1.5%
ING Groep N.V. CVA *	634,454	5,469,611
SNS Reaal N.V. *	27,491	76,630

		5,546,241

Energy 0.1%
Fugro N.V. CVA	1,310	76,937
SBM Offshore N.V.	4,836	106,258

		183,195

Food & Staples Retailing 0.2%
Koninklijke Ahold N.V.	50,296	642,600

Food, Beverage & Tobacco 0.5%
CSM N.V.	3,357	49,199
Heineken Holding N.V.	3,645	155,930
Heineken N.V.	5,298	257,386
Nutreco N.V.	1,466	97,400
Unilever N.V. CVA	36,150	1,248,030

		1,807,945

Insurance 0.3%
Aegon N.V. *	159,969	762,883
Delta Lloyd N.V.	11,600	203,690

		966,573

Materials 0.5%
Akzo Nobel N.V.	8,263	434,485
APERAM	3,287	56,485
ArcelorMittal	51,477	1,067,273
Koninklijke DSM N.V.	6,429	328,984

		1,887,227

Media 0.0%
Wolters Kluwer N.V.	8,459	149,259

Real Estate 0.0%
Corio N.V.	1,951	99,147
Wereldhave N.V.	930	72,795

		171,942

Semiconductors & Semiconductor Equipment 0.0%
ASML Holding N.V.	3,829	160,623

Telecommunication Services 0.2%
Koninklijke (Royal) KPN N.V.	68,032	890,737

Transportation 0.1%
TNT Express N.V.	15,998	135,736
TNT N.V.	12,575	63,672

		199,408

		13,662,411

New Zealand 0.1%

Materials 0.0%
Fletcher Building Ltd.	23,530	125,473

Telecommunication Services 0.1%
Telecom Corp. of New Zealand Ltd.	163,500	333,810

		459,283

Norway 0.9%

Banks 0.1%
DnB NOR A.S.A.	31,427	363,516

Capital Goods 0.1%
Orkla A.S.A.	39,214	339,958

Energy 0.4%
Aker Solutions A.S.A.	5,150	59,208
Frontline Ltd.	6,834	34,776
Kvaerner A.S.A. *	33,261	64,084
Petroleum Geo-Services A.S.A. *	4,622	50,217
Seadrill Ltd.	2,000	65,678
Statoil A.S.A.	53,623	1,360,633

		1,634,596

Insurance 0.0%
Storebrand A.S.A.	18,777	114,717

Materials 0.2%
Norsk Hydro A.S.A.	70,910	367,314
Norske Skogindustrier A.S.A. *	64,675	36,403
Yara International A.S.A.	3,700	174,971

		578,688

Telecommunication Services 0.1%
Telenor A.S.A.	23,184	412,970

		3,444,445

Portugal 0.3%

Banks 0.0%
Banco Comercial Portugues S.A. - Reg’d (c)*	237,916	50,336

Capital Goods 0.0%
Sonae	52,887	38,079

Energy 0.1%
Galp Energia, SGPS, S.A., B Shares	5,265	108,279

See financial notes 35

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Telecommunication Services 0.1%
Portugal Telecom, SGPS, S.A. - Reg’d	45,179	323,083

Transportation 0.0%
Brisa Auto-Estradas de Portugal S.A.	19,159	65,208

Utilities 0.1%
EDP - Energias de Portugal S.A.	131,163	412,051

		997,036

Republic of Korea 4.5%

Automobiles & Components 0.5%
Hankook Tire Co., Ltd.	3,036	121,179
Hyundai Mobis	938	268,447
Hyundai Motor Co.	5,894	1,186,984
Kia Motors Corp.	4,850	310,943

		1,887,553

Banks 0.5%
BS Financial Group, Inc. *	5,470	60,203
DGB Financial Group, Inc. *	4,501	56,659
Hana Financial Group, Inc.	5,420	193,621
Industrial Bank of Korea	6,220	81,658
KB Financial Group, Inc.	9,136	353,946
Korea Exchange Bank	17,670	130,797
Shinhan Financial Group Co., Ltd.	16,410	653,727
Woori Finance Holdings Co., Ltd.	22,600	216,201

		1,746,812

Capital Goods 1.0%
Daelim Industrial Co., Ltd.	1,567	135,755
Doosan Corp.	2,062	260,738
Doosan Heavy Industries & Construction Co., Ltd.	1,577	83,823
GS Engineering & Construction Corp.	1,253	108,967
Hyundai Development Co.	4,446	91,817
Hyundai Engineering & Construction Co., Ltd.	1,481	94,236
Hyundai Heavy Industries Co., Ltd.	957	255,676
Hyundai Mipo Dockyard Co., Ltd.	694	75,420
LG Corp.	9,386	549,300
LG International Corp.	3,220	142,168
LS Corp.	1,719	122,349
Samsung C&T Corp.	5,020	310,384
Samsung Heavy Industries Co., Ltd.	4,860	148,271
SK Holdings Co., Ltd.	9,303	1,238,477
STX Corp.	3,860	48,869
STX Offshore & Shipbuilding Co., Ltd.	4,730	65,908

		3,732,158

Consumer Durables & Apparel 0.1%
LG Electronics, Inc.	7,212	477,449

Consumer Services 0.0%
Kangwon Land, Inc.	3,781	100,795

Diversified Financials 0.0%
Samsung Securities Co., Ltd.	1,434	74,098

Energy 0.2%
GS Holdings	3,090	177,989
S-Oil Corp.	3,455	358,537
SK Innovation Co., Ltd.	2,597	390,800

		927,326

Food & Staples Retailing 0.0%
E-Mart Co., Ltd. *	507	132,446

Food, Beverage & Tobacco 0.0%
KT&G Corp.	2,294	143,867

Insurance 0.1%
Dongbu Insurance Co., Ltd.	2,469	103,943
Samsung Fire & Marine Insurance Co., Ltd.	1,110	236,025
Samsung Life Insurance Co., Ltd.	1,606	124,555

		464,523

Materials 0.6%
Cheil Industries, Inc.	612	54,061
Dongkuk Steel Mill Co., Ltd.	2,560	59,288
Hanwha Corp.	7,060	247,781
Honam Petrochemical Corp.	267	72,838
Hyosung Corp.	1,973	113,791
Hyundai Steel Co.	1,007	91,380
Korea Kumho Petrochemical Co., Ltd.	760	128,800
LG Chem Ltd.	705	227,494
POSCO	3,053	1,057,829

		2,053,262

Retailing 0.1%
Hyundai Department Store Co., Ltd.	712	102,083
Lotte Shopping Co., Ltd.	288	103,364
Shinsegae Co., Ltd.	234	58,851

		264,298

Semiconductors & Semiconductor Equipment 0.9%
Hynix Semiconductor, Inc.	10,650	215,527
Samsung Electronics Co., Ltd.	3,463	2,981,160

		3,196,687

Technology Hardware & Equipment 0.1%
LG Display Co., Ltd.	10,650	216,246
Samsung Electro-Mechanics Co., Ltd.	908	68,776
Samsung SDI Co., Ltd.	750	90,345

		375,367

Telecommunication Services 0.2%
KT Corp.	10,140	339,861
SK Telecom Co., Ltd.	2,261	301,064

		640,925

Transportation 0.0%
Korean Air Lines Co., Ltd.	1,750	77,706

Utilities 0.2%
Korea Electric Power Corp. *	20,790	465,539
Korea Gas Corp.	2,760	93,191

		558,730

		16,854,002

Singapore 1.0%

Banks 0.3%
DBS Group Holdings Ltd.	43,056	420,561
Oversea-Chinese Banking Corp., Ltd.	46,897	313,973
United Overseas Bank Ltd.	28,952	392,663

		1,127,197

Capital Goods 0.2%
Fraser & Neave Ltd.	39,000	189,947
Keppel Corp., Ltd.	31,300	234,315

36 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Noble Group Ltd.	140,879	172,013
SembCorp Industries Ltd.	27,000	89,017
Singapore Technologies Engineering Ltd.	28,100	62,950

		748,242

Food, Beverage & Tobacco 0.1%
Golden Agri-Resources Ltd.	155,000	79,348
Wilmar International Ltd.	39,166	169,112

		248,460

Media 0.0%
Singapore Press Holdings Ltd.	44,000	136,164

Real Estate 0.1%
Capitaland Ltd.	74,000	159,429
CapitaMall Trust	42,000	62,403
City Developments Ltd.	13,000	112,107

		333,939

Retailing 0.0%
Jardine Cycle & Carriage Ltd.	4,000	143,793

Technology Hardware & Equipment 0.0%
Venture Corp. Ltd.	10,000	53,334

Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	207,486	524,589

Transportation 0.1%
ComfortDelGro Corp. Ltd.	59,000	65,376
Singapore Airlines Ltd.	23,270	215,614

		280,990

		3,596,708

Spain 4.3%

Banks 1.7%
Banco Bilbao Vizcaya Argentaria S.A.	214,405	1,929,627
Banco de Sabadell S.A.	82,101	294,478
Banco Popular Espanol S.A.	76,701	351,080
Banco Santander S.A.	419,008	3,546,424
Bankinter S.A.	19,894	121,454
CaixaBank	32,771	159,771

		6,402,834

Capital Goods 0.2%
ACS, Actividades de Construccion y Servicios S.A.	9,653	365,677
Ferrovial S.A.	15,010	190,778
Fomento de Construcciones y Contratas S.A.	4,980	128,924
Gamesa Corp. Tecnologica S.A.	10,682	51,586
Obrascon Huarte Lain S.A.	2,064	57,550
Sacyr Vallehermoso S.A.	9,447	65,971

		860,486

Energy 0.5%
Repsol YPF S.A.	59,707	1,797,163

Food & Staples Retailing 0.1%
Distribuidora Internacional de Alimentacion S.A. *	38,561	176,344

Food, Beverage & Tobacco 0.0%
Ebro Foods S.A.	4,400	89,164

Insurance 0.0%
Mapfre S.A.	41,269	150,795

Materials 0.0%
Acerinox S.A.	7,606	100,659

Retailing 0.1%
Industria de Diseno Textil S.A.	3,424	310,829

Software & Services 0.0%
Indra Sistemas S.A.	6,089	102,029

Telecommunication Services 1.0%
Telefonica S.A.	166,256	3,533,205

Transportation 0.1%
Abertis Infraestructuras S.A.	10,642	175,120

Utilities 0.6%
Acciona S.A.	1,464	138,435
Enagas	4,712	92,655
Endesa S.A.	5,553	131,844
Gas Natural SDG S.A.	16,825	312,741
Iberdrola S.A.	204,149	1,477,012

		2,152,687

		15,851,315

Sweden 2.8%

Banks 0.6%
Nordea Bank AB	120,349	1,092,874
Skandinaviska Enskilda Banken AB, A Shares	60,505	379,300
Svenska Handelsbanken AB, A Shares	17,583	504,992
Swedbank AB, A Shares	27,730	388,233

		2,365,399

Capital Goods 0.7%
Alfa Laval AB	6,485	120,781
Assa Abloy AB, B Shares	6,018	146,147
Atlas Copco AB, A Shares	9,070	197,177
Atlas Copco AB, B Shares	6,361	123,610
NCC AB, B Shares	6,710	122,978
Peab AB	7,502	40,828
Saab AB, Class B	3,308	63,715
Sandvik AB	21,337	293,311
Scania AB, A Shares	3,000	48,591
Scania AB, B Shares	16,719	280,544
Skanska AB, B Shares	17,814	290,883
SKF AB, B Shares	8,369	185,474
Trelleborg AB, B Shares	6,872	58,172
Volvo AB, A Shares	18,498	229,805
Volvo AB, B Shares	40,627	505,672

		2,707,688

Commercial & Professional Supplies 0.1%
Securitas AB, B Shares	15,528	141,496

Consumer Durables & Apparel 0.1%
Electrolux AB, B Shares	10,571	196,836
Husqvarna AB, A Shares	10,926	55,706
Husqvarna AB, B Shares	8,986	45,639

		298,181

Diversified Financials 0.3%
Industrivarden AB, A Shares	7,273	95,373
Industrivarden AB, C Shares	4,458	55,519
Investor AB, B Shares	25,656	501,775
Kinnevik Investment AB, B Shares	5,524	115,434

See financial notes 37

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
L E Lundbergforetagen AB, B Shares	1,770	54,569
Ratos AB, B Shares	6,830	90,845

		913,515

Food & Staples Retailing 0.0%
Axfood AB	1,636	62,039

Food, Beverage & Tobacco 0.0%
Swedish Match AB	2,614	90,261

Health Care Equipment & Services 0.0%
Getinge AB, B Shares	4,464	115,801

Materials 0.2%
Boliden AB	7,065	100,439
Holmen AB, B Shares	3,748	106,048
SSAB AB, A Shares	8,329	80,517
SSAB AB, B Shares	8,622	73,053
Svenska Cellulosa AB, B Shares	31,235	455,986

		816,043

Retailing 0.2%
Hennes & Mauritz AB, B Shares	26,626	880,371

Technology Hardware & Equipment 0.3%
Hexagon AB, Class B	4,550	69,738
Telefonaktiebolaget LM Ericsson, B Shares	84,997	885,968

		955,706

Telecommunication Services 0.3%
Tele2 AB, B Shares	12,161	256,090
TeliaSonera AB	131,051	910,925

		1,167,015

Transportation 0.0%
SAS AB (c)*	30,790	50,968

		10,564,483

Switzerland 4.9%

Capital Goods 0.2%
ABB Ltd. - Reg’d *	28,618	538,745
Geberit AG - Reg’d *	581	118,987
Schindler Holding AG	493	57,733
Schindler Holding AG - Reg’d	398	46,709
Sulzer AG - Reg’d	490	57,109

		819,283

Commercial & Professional Supplies 0.1%
Adecco S.A. - Reg’d *	4,623	222,030
SGS S.A. - Reg’d	91	156,104

		378,134

Consumer Durables & Apparel 0.2%
Compagnie Financiere Richemont S.A., Series A	5,784	329,483
Swatch Group AG - Bearer Shares	387	162,922
Swatch Group AG - Reg’d	836	61,647

		554,052

Diversified Financials 0.7%
Credit Suisse Group AG - Reg’d *	40,982	1,181,963
GAM Holding AG *	5,520	65,994
Julius Baer Group Ltd. *	3,073	115,467
Pargesa Holding S.A.	1,454	113,547
UBS AG - Reg’d *	86,346	1,091,259

		2,568,230

Energy 0.1%
Petroplus Holdings AG *	8,411	50,171
Transocean Ltd.	8,908	503,414

		553,585

Food, Beverage & Tobacco 1.0%
Aryzta AG	1,440	69,434
Lindt & Spruengli AG	18	55,548
Lindt & Spruengli AG - Reg’d	2	73,648
Nestle S.A. - Reg’d	62,049	3,588,769

		3,787,399

Health Care Equipment & Services 0.0%
Synthes, Inc. - Reg’d	620	103,682

Insurance 0.8%
Baloise Holding AG - Reg’d	2,000	162,912
Helvetia Holding AG - Reg’d	263	96,095
Swiss Life Holding AG - Reg’d *	3,047	374,224
Swiss Re Ltd. *	16,284	889,081
Zurich Financial Services AG *	6,270	1,444,881

		2,967,193

Materials 0.3%
Clariant AG - Reg’d *	9,477	102,627
Givaudan S.A. - Reg’d *	129	117,328
Holcim Ltd. - Reg’d *	8,589	543,908
Syngenta AG - Reg’d *	1,153	351,343

		1,115,206

Pharmaceuticals, Biotechnology & Life Sciences 1.4%
Lonza Group AG - Reg’d *	1,288	85,676
Novartis AG - Reg’d	52,588	2,962,559
Roche Holding AG	12,152	1,993,770

		5,042,005

Telecommunication Services 0.1%
Swisscom AG - Reg’d	584	235,260

Transportation 0.0%
Kuehne & Nagel International AG - Reg’d	959	118,812

		18,242,841

United Kingdom 20.8%

Automobiles & Components 0.0%
GKN plc	47,244	143,622

Banks 2.6%
Barclays plc	607,345	1,882,734
Bradford & Bingley plc (a)(b)*	87,225	—
HSBC Holdings plc	622,512	5,431,609
Lloyds Banking Group plc *	1,644,699	850,510
Royal Bank of Scotland Group plc *	1,075,299	414,980
Standard Chartered plc	44,918	1,048,131

		9,627,964

Capital Goods 0.7%
BAE Systems plc	143,300	635,484
Balfour Beatty plc	31,126	125,568
Bunzl plc	11,216	145,086
Carillion plc	18,838	104,631
Cobham plc	21,604	62,344

38 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Cookson Group plc	10,222	78,572
IMI plc	7,666	101,033
Invensys plc	17,216	62,284
Meggitt plc	18,968	117,063
Rolls-Royce Holdings plc *	37,752	424,954
Rolls-Royce Holdings plc, C Shares (a)(b)*	2,604,888	4,188
SIG plc	33,272	51,265
Smiths Group plc	8,822	135,398
Travis Perkins plc	8,595	118,541
Wolseley plc	12,988	374,523

		2,540,934

Commercial & Professional Supplies 0.2%
Capita Group plc	10,412	121,481
De La Rue plc	8,842	119,783
Experian plc	13,282	172,543
G4S plc	44,043	172,195
Hays plc	41,715	52,963
Rentokil Initial plc *	71,739	82,734
Serco Group plc	11,842	98,614

		820,313

Consumer Durables & Apparel 0.2%
Barratt Developments plc *	91,005	129,665
Bellway plc	7,042	80,130
Burberry Group plc	4,542	97,506
Persimmon plc	21,573	172,037
Taylor Wimpey plc *	258,269	152,862

		632,200

Consumer Services 0.5%
Carnival plc	5,045	184,594
Compass Group plc	51,578	468,371
Enterprise Inns plc *	61,825	27,510
Greene King plc	8,896	64,146
InterContinental Hotels Group plc	3,169	58,487
Ladbrokes plc	50,996	112,944
Mitchells & Butlers plc *	32,350	124,603
Punch Taverns plc *	192,981	32,511
Spirit Pub Co. plc *	139,053	106,761
Thomas Cook Group plc	101,587	84,294
Tui Travel plc	53,817	147,265
Whitbread plc	5,779	153,556
William Hill plc	32,996	114,527

		1,679,569

Diversified Financials 0.2%
3i Group plc	20,645	68,043
Close Brothers Group plc	4,858	55,210
ICAP plc	16,312	105,209
Intermediate Capital Group plc	18,280	71,578
Investec plc	19,765	119,747
Man Group plc	70,018	167,380
Provident Financial plc	5,338	94,876
Schroders plc	3,413	78,117
Schroders plc - Non Voting Shares	2,867	57,325

		817,485

Energy 5.3%
AMEC plc	6,332	93,837
BG Group plc	44,270	959,951
BP plc	1,092,057	8,036,269
Royal Dutch Shell plc, A Shares	164,866	5,840,330
Royal Dutch Shell plc, B Shares	126,265	4,530,155
Tullow Oil plc	4,576	102,813

		19,563,355

Food & Staples Retailing 0.8%
J Sainsbury plc	97,772	468,520
Tesco plc	301,325	1,942,767
WM Morrison Supermarkets plc	103,681	502,793

		2,914,080

Food, Beverage & Tobacco 1.6%
Associated British Foods plc	13,739	243,852
British American Tobacco plc	39,661	1,818,469
Diageo plc	51,312	1,061,941
Imperial Tobacco Group plc	27,085	986,623
Premier Foods plc *	497,870	31,346
SABMiller plc	20,249	737,473
Tate & Lyle plc	16,840	176,187
Unilever plc	30,548	1,023,973

		6,079,864

Health Care Equipment & Services 0.0%
Smith & Nephew plc	12,858	117,691

Household & Personal Products 0.2%
Reckitt Benckiser Group plc	11,511	590,856

Insurance 1.2%
Amlin plc	22,449	103,543
Aviva plc	242,941	1,325,380
Catlin Group Ltd.	14,774	93,979
Hiscox Ltd.	16,184	98,910
Legal & General Group plc	278,083	489,874
Old Mutual plc	239,140	420,440
Prudential plc	86,030	888,613
Resolution Ltd.	54,748	240,940
RSA Insurance Group plc	175,442	313,313
Standard Life plc	100,122	345,358

		4,320,350

Materials 1.3%
Anglo American plc	24,735	906,797
Antofagasta plc	5,775	107,485
BHP Billiton plc	31,563	993,902
Eurasian Natural Resources Corp.	7,300	76,892
Johnson Matthey plc	7,361	221,411
Kazakhmys plc	5,684	84,030
Lonmin plc	4,664	81,113
Mondi plc	16,615	126,368
Rexam plc	37,353	207,048
Rio Tinto plc	21,856	1,182,386
Vedanta Resources plc	4,115	83,991
Xstrata plc	36,436	606,898

		4,678,321

Media 0.4%
British Sky Broadcasting Group plc	21,400	241,295
Informa plc	12,226	70,997
ITV plc *	72,461	74,245
Pearson plc	23,506	431,825
United Business Media Ltd.	14,770	120,227
WPP plc	37,147	384,511
Yell Group plc (c)*	903,131	52,428

		1,375,528

See financial notes 39

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Pharmaceuticals, Biotechnology & Life Sciences 1.6%
AstraZeneca plc	46,268	2,221,289
GlaxoSmithKline plc	169,439	3,802,610
Shire plc	3,388	106,334

		6,130,233

Real Estate 0.2%
British Land Co. plc	23,408	191,504
Capital Shopping Centres Group plc	19,406	102,428
Hammerson plc	17,173	112,193
Land Securities Group plc	29,258	320,211
SEGRO plc	26,119	102,135

		828,471

Retailing 0.4%
Debenhams plc	64,322	67,046
Dixons Retail plc *	713,103	135,391
Home Retail Group plc	65,352	105,453
Inchcape plc	26,172	136,657
Kesa Electricals plc	51,625	85,346
Kingfisher plc	106,706	442,093
Marks & Spencer Group plc	84,366	434,958
Next plc	5,492	225,096

		1,632,040

Software & Services 0.1%
Logica plc	69,244	103,904
The Sage Group plc	30,393	135,551

		239,455

Technology Hardware & Equipment 0.0%
Electrocomponents plc	22,208	78,123

Telecommunication Services 2.1%
BT Group plc	483,115	1,457,667
Cable & Wireless Communications plc	258,109	150,000
Cable & Wireless Worldwide plc	75,470	33,770
Inmarsat plc	9,906	74,729
Vodafone Group plc	2,193,290	6,090,076

		7,806,242

Transportation 0.1%
easyJet plc *	11,737	67,264
FirstGroup plc	31,635	169,427
International Consolidated Airlines Group S.A. *	40,617	108,455
National Express Group plc	28,760	106,233
Stagecoach Group plc	20,418	81,160

		532,539

Utilities 1.1%
Centrica plc	166,102	790,745
Drax Group plc	31,403	273,365
International Power plc	59,529	322,926
National Grid plc	123,143	1,224,293
Pennon Group plc	10,854	121,247
Severn Trent plc	8,381	203,998
SSE plc	39,651	856,706
United Utilities Group plc	37,915	369,604

		4,162,884

		77,312,119

Total Common Stock
(Cost $382,450,845)		368,486,637

Preferred Stock 0.5% of net assets

Germany 0.5%

Automobiles & Components 0.4%
Porsche Automobil Holding SE	3,820	222,535
Volkswagen AG	7,114	1,238,901

		1,461,436

Household & Personal Products 0.1%
Henkel AG & Co. KGaA	3,741	222,384

		1,683,820

Italy 0.0%

Diversified Financials 0.0%
EXOR S.p.A.	3,094	64,119

Insurance 0.0%
Unipol Gruppo Finanziario S.p.A. *	175,514	53,037

		117,156

Total Preferred Stock
(Cost $1,491,408)		1,800,976

Rights 0.0% of net assets

Hong Kong 0.0%
New World Development Co., Ltd. (a)(b)*	59,000	20,125

Italy 0.0%
Banca Popolare di Milano Scarl *	51,712	48,728

Republic of Korea 0.0%
Samsung Securities Co., Ltd. (a)(b)*	171	1,790

Total Rights
(Cost $176,179)		70,643

Warrants 0.0% of net assets

Spain 0.0%
Promotora de Informaciones S.A. *	3,766	417

Total Warrants
(Cost $—)		417

40 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Other Investment Company 0.1% of net assets

United States 0.1%
iShares MSCI EAFE Index Fund	10,000	523,700

Total Other Investment Company
(Cost $495,250)		523,700

End of Investments.

Collateral Invested for Securities on Loan 0.5% of net assets

Invesco Short Term Investments Trust Government & Agency Portfolio	1,942,763	1,942,763

Total Collateral Invested for Securities on Loan
(Cost $1,942,763)		1,942,763

End of Collateral Invested for Securities on Loan.

At 10/31/11, the tax basis cost of the fund’s investments was $412,378,834 unrealized appreciation and depreciation were $36,765,547 and ($78,262,008), respectively, with a net unrealized depreciation of ($41,496,461).

At 10/31/11, the values of certain foreign securities held bythe fund aggregating $346,424,451 were adjusted from theirclosing market values in accordance with international fairvaluation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $77,389 or 0.0% of net assets.
(c)	All or a portion of this security is on loan.

CVA —	Dutch Certificate
FDR —	Fiduciary Depositary Receipt
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

See financial notes 41

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

98.4%		Common Stock	92,481,164	91,040,735
0.4%		Preferred Stock	287,925	363,136
0.0%		Rights	—	12,729
0.0%		Warrants	—	70
0.4%		Other Investment Company	316,856	337,950
0.3%		Short-Term Investment	290,064	290,064

99.5%		Total Investments	93,376,009	92,044,684
1.3%		Collateral Invested for Securities on Loan	1,197,571	1,197,571
(0	.8)%	Other Assets and Liabilities, Net		(734,183)

100.0%		Total Net Assets		92,508,072

	Number	Value
Security	of Shares	($)

Common Stock 98.4% of net assets

Australia 5.4%

Automobiles & Components 0.0%
Fleetwood Corp. Ltd.	2,918	37,280

Capital Goods 0.6%
Alesco Corp. Ltd.	15,412	22,734
Boart Longyear Group	18,778	62,658
Bradken Ltd.	7,474	60,281
Cardno Ltd.	4,455	24,490
Emeco Holdings Ltd.	43,807	45,383
GWA International Ltd.	16,601	39,772
Hastie Group Ltd. *	127,234	13,994
Hills Holdings Ltd.	26,326	29,990
Macmahon Holdings Ltd. *	56,842	36,016
Monadelphous Group Ltd.	3,312	62,992
Seven Network Ltd.	5,631	45,238
UGL Ltd.	8,199	113,439

		556,987

Commercial & Professional Supplies 0.5%
Campbell Brothers Ltd.	1,703	81,983
Downer EDI Ltd. *	37,657	119,586
Programmed Maintenance Services Ltd.	17,486	36,132
Seek Ltd.	7,406	48,014
Spotless Group Ltd.	39,823	82,925
Transfield Services Ltd.	25,473	60,793

		429,433

Consumer Durables & Apparel 0.1%
Billabong International Ltd.	11,648	52,036
G.U.D. Holdings Ltd.	5,090	41,722

		93,758

Consumer Services 0.3%
Ardent Leisure Group	22,494	25,757
Aristocrat Leisure Ltd.	35,911	85,017
Crown Ltd.	16,038	135,144
Flight Centre Ltd.	2,900	60,215

		306,133

Diversified Financials 0.3%
Challenger Ltd.	18,260	87,048
IOOF Holdings Ltd.	5,456	36,136
Perpetual Ltd.	3,189	75,382
Platinum Asset Management Ltd.	7,896	33,151

		231,717

Energy 0.2%
AWE Ltd. *	27,955	40,315
Beach Energy Ltd.	63,396	77,914
Energy Resources of Australia Ltd. *	8,476	17,352
New Hope Corp., Ltd.	10,349	64,063
Paladin Energy Ltd. *	16,756	25,589

		225,233

Food, Beverage & Tobacco 0.2%
Elders Ltd. *	161,410	46,930
GrainCorp Ltd.	10,544	86,855

		133,785

Health Care Equipment & Services 0.5%
Ansell Ltd.	5,510	80,591
Cochlear Ltd.	1,140	69,997
Primary Health Care Ltd.	31,736	110,458
Ramsay Health Care Ltd.	5,759	113,207
Sigma Pharmaceuticals Ltd. *	175,544	127,918

		502,171

Materials 0.9%
Adelaide Brighton Ltd.	23,427	70,101
Alumina Ltd.	48,118	73,299
Fortescue Metals Group Ltd.	7,248	36,405
Gunns Ltd. *	124,356	34,354
Iluka Resources Ltd.	7,162	119,066
James Hardie Industries N.V. CDI *	14,953	96,849
Kagara Ltd. *	35,378	14,795
Macarthur Coal Ltd.	5,280	89,528
Mount Gibson Iron Ltd.	29,964	47,926
Nufarm Ltd. *	17,529	86,259
OZ Minerals Ltd.	9,802	117,710
PaperlinX Ltd. *	164,715	16,356

		802,648

Media 0.2%
APN News & Media Ltd.	20,063	18,401
Consolidated Media Holdings Ltd.	8,653	23,767
Fairfax Media Ltd.	76,208	73,895
STW Communications Group Ltd.	19,814	19,080
Ten Network Holdings Ltd. *	48,692	47,083

		182,226

Real Estate 0.7%
Abacus Property Group	15,827	31,498

42 See financial notes

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Australand Property Group	26,342	71,895
Bunnings Warehouse Property Trust	18,086	31,590
Centro Retail Group *	95,828	27,474
Charter Hall Group	12,731	26,158
Charter Hall Office REIT	34,467	122,305
Charter Hall Retail REIT	17,091	58,620
Commonwealth Property Office Fund	128,041	124,901
FKP Property Group	41,444	21,359
ING Office Fund	157,431	102,920
Westfield Retail Trust	10,783	28,737

		647,457

Retailing 0.4%
David Jones Ltd.	30,451	107,497
Harvey Norman Holdings Ltd.	36,661	83,030
JB Hi-Fi Ltd.	3,730	61,560
Pacific Brands Ltd.	121,711	76,043
Premier Investments Ltd.	7,763	41,450

		369,580

Software & Services 0.0%
Iress Market Technology Ltd.	3,060	24,386

Transportation 0.1%
Virgin Blue Holdings Ltd. *	292,310	113,969

Utilities 0.4%
APA Group	31,878	145,379
Envestra Ltd.	78,387	52,820
Infigen Energy	187,167	56,527
SP Ausnet	110,093	114,793

		369,519

		5,026,282

Austria 1.0%

Capital Goods 0.4%
Andritz AG	1,602	141,605
Semperit AG Holding	849	36,711
Strabag SE - BR	5,178	159,216

		337,532

Energy 0.0%
Schoeller-Bleckmann Oilfield Equipment AG	318	25,126

Materials 0.1%
Mayr-Melnhof Karton AG	561	51,934
RHI AG	2,072	45,085

		97,019

Real Estate 0.2%
Atrium European Real Estate Ltd.	11,066	55,779
CA Immobilien Anlagen AG *	6,011	76,908
Conwert Immobilien Invest SE	5,391	73,478
Sparkassen Immobilien AG *	4,076	23,907

		230,072

Transportation 0.2%
Flughafen Wien AG	986	44,317
Oesterreichische Post AG	3,671	110,716

		155,033

Utilities 0.1%
Verbund AG	2,680	77,822

		922,604

Belgium 1.1%

Capital Goods 0.1%
Compagnie d’Enterprises CFE	954	53,561

Diversified Financials 0.2%
Ackermans & van Haaren N.V.	1,226	98,768
Gimv N.V.	688	35,030
RHJ International *	9,688	46,710
Sofina S.A.	956	81,491

		261,999

Energy 0.0%
Euronav S.A. *	2,931	12,967

Health Care Equipment & Services 0.1%
Omega Pharma S.A.	1,313	62,243

Materials 0.2%
Nyrstar *	8,827	77,199
Tessenderlo Chemie N.V.	3,540	109,839

		187,038

Real Estate 0.2%
Befimmo S.C.A.	984	75,344
Cofinimmo	920	112,153

		187,497

Technology Hardware & Equipment 0.1%
Barco N.V.	518	28,011
EVS Broadcast Equipment S.A.	408	20,881

		48,892

Telecommunication Services 0.2%
Mobistar S.A.	1,648	93,780
Telenet Group Holding N.V. *	2,494	96,194

		189,974

Transportation 0.0%
Compagnie Maritime Belge S.A.	1,479	34,681

		1,038,852

Canada 7.7%

Automobiles & Components 0.1%
Linamar Corp.	4,333	68,772
Martinrea International, Inc. *	5,978	42,222

		110,994

Banks 0.3%
Canadian Western Bank	2,221	63,505
Genworth MI Canada, Inc.	2,700	59,594
Home Capital Group, Inc.	800	36,181
Laurentian Bank of Canada	1,663	76,714

		235,994

Capital Goods 0.4%
Aecon Group, Inc.	5,400	48,759
ATS Automation Tooling Systems, Inc. *	5,000	31,151
CAE, Inc.	7,999	85,307
Russel Metals, Inc.	5,503	126,650
Toromont Industries Ltd.	3,216	60,335

		352,202

Commercial & Professional Supplies 0.3%
Progressive Waste Solutions Ltd.	4,800	101,129
Ritchie Bros. Auctioneers, Inc.	2,400	47,771

See financial notes 43

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Stantec, Inc. *	2,100	51,639
Transcontinental, Inc., Class A	6,337	80,742

		281,281

Consumer Durables & Apparel 0.2%
Dorel Industries, Inc., Class B	2,910	70,768
Gildan Activewear, Inc.	3,402	87,785

		158,553

Consumer Services 0.3%
Great Canadian Gaming Corp. *	4,600	37,843
Tim Hortons, Inc.	3,300	162,426
Transat A.T., Inc., Class A *	5,000	36,619

		236,888

Diversified Financials 0.4%
AGF Management Ltd., Class B	6,872	110,172
Canaccord Financial, Inc.	2,800	26,490
Dundee Corp., Class A *	4,187	100,606
GMP Capital, Inc.	5,000	35,716
TMX Group, Inc.	2,926	128,577

		401,561

Energy 1.8%
Advantage Oil & Gas Ltd. *	18,600	98,715
AltaGas Ltd.	6,100	179,986
Birchcliff Energy Ltd. *	3,000	45,508
Connacher Oil & Gas Ltd. *	32,900	15,183
Crew Energy, Inc. *	1,600	17,593
Daylight Energy Ltd.	9,600	94,868
Denison Mines Corp. *	12,400	19,532
Enerflex Ltd.	3,216	33,104
Ensign Energy Services, Inc.	8,592	129,214
Fairborne Energy Ltd. *	9,462	33,795
Flint Energy Services Ltd. *	3,028	36,303
Galleon Energy, Inc., Class A *	9,800	27,529
MEG Energy Corp. *	2,300	103,745
Mullen Group Ltd.	6,700	134,639
Niko Resources Ltd.	600	33,005
Nuvista Energy Ltd.	5,400	33,318
Pacific Rubiales Energy Corp.	2,500	58,289
PetroBakken Energy Ltd., Class A	2,600	23,685
Petrobank Energy & Resources Ltd. *	4,600	41,397
Petrominerales Ltd.	1,000	26,386
Progress Energy Resources Corp.	10,300	145,807
Savanna Energy Services Corp. *	4,000	33,750
ShawCor Ltd., Class A	1,522	36,418
Trican Well Service Ltd.	2,441	43,175
Trilogy Energy Corp.	2,600	88,584
Trinidad Drilling Ltd.	12,251	95,869
Uranium One, Inc.	9,000	27,088

		1,656,485

Food & Staples Retailing 0.1%
The Jean Coutu Group (PJC), Inc., Class A	9,000	115,124

Food, Beverage & Tobacco 0.2%
Cott Corp. *	9,200	64,610
Maple Leaf Foods, Inc.	9,114	103,324

		167,934

Health Care Equipment & Services 0.1%
CML Healthcare, Inc.	7,362	71,570
SXC Health Solutions Corp. *	800	37,145

		108,715

Materials 1.7%
Agnico-Eagle Mines Ltd.	1,773	76,914
AuRico Gold, Inc. *	10,678	103,379
Canfor Corp. *	7,898	79,871
Cascades, Inc.	15,345	70,047
CCL Industries, Inc., Class B	1,927	56,065
Centerra Gold, Inc.	2,880	57,094
Eldorado Gold Corp.	7,000	131,537
Franco-Nevada Corp.	2,397	94,966
Golden Star Resources Ltd. *	8,600	16,997
Harry Winston Diamond Corp. *	4,745	57,507
HudBay Minerals, Inc.	7,196	78,837
IAMGOLD Corp.	5,765	123,947
Inmet Mining Corp.	1,696	101,241
Lake Shore Gold Corp. *	6,800	10,097
Lundin Mining Corp. *	16,609	65,153
Major Drilling Group International, Inc.	2,100	28,084
New Gold, Inc. *	7,400	91,688
Norbord, Inc. *	2,195	19,291
Osisko Mining Corp. *	2,600	31,354
PAN American Silver Corp.	2,000	55,882
Quadra FNX Mining Ltd. *	4,965	57,284
Silver Wheaton Corp.	1,974	68,167
Thompson Creek Metals Co., Inc. *	6,517	46,814
West Fraser Timber Co., Ltd.	2,023	87,273

		1,609,489

Media 0.2%
Astral Media, Inc., Class A	2,252	77,315
Cogeco Cable, Inc.	1,453	69,141
Corus Entertainment, Inc., Class B	1,283	24,572
Torstar Corp., Class B	4,606	48,243

		219,271

Real Estate 1.0%
Allied Properties Real Estate Investment Trust	1,600	38,814
Artis Real Estate Investment Trust	2,100	27,810
Boardwalk Real Estate Investment Trust	1,470	71,793
Calloway Real Estate Investment Trust	4,470	117,944
Canadian Apartment Properties Real Estate Investment Trust	3,575	72,522
Canadian Real Estate Investment Trust	2,932	104,367
Chartwell Seniors Housing Real Estate Investment Trust	8,908	69,441
Cominar Real Estate Investment Trust	2,692	60,957
Dundee Real Estate Investment Trust	1,518	50,257
Extendicare Real Estate Investment Trust	8,477	63,445
First Capital Realty, Inc.	2,779	45,362
FirstService Corp. *	1,600	44,705
InnVest Real Estate Investment Trust	9,923	41,016
Morguard REIT	2,800	42,586
Primaris Retail Real Estate Investment Trust	3,192	66,034

		917,053

Retailing 0.2%
Dollarama, Inc.	2,500	94,106

44 See financial notes

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Reitmans (Canada) Ltd., Class A	3,325	52,139

		146,245

Software & Services 0.1%
MacDonald, Dettwiler & Associates Ltd.	1,232	55,386
Open Text Corp. *	1,423	87,100

		142,486

Telecommunication Services 0.1%
Manitoba Telecom Services, Inc.	4,200	134,543

Transportation 0.1%
TransForce, Inc.	10,000	120,692

Utilities 0.1%
Atlantic Power Corp.	4,300	57,938

		7,173,448

Denmark 1.2%

Banks 0.1%
Sydbank A/S	5,332	98,742

Capital Goods 0.1%
NKT Holding A/S (a)	1,326	50,324
Rockwool International A/S, B Shares	245	23,908

		74,232

Consumer Durables & Apparel 0.0%
Bang & Olufsen A/S *	2,024	23,588

Energy 0.0%
Torm A/S *	10,136	11,103

Food, Beverage & Tobacco 0.1%
East Asiatic Co., Ltd. A/S	2,803	65,672

Health Care Equipment & Services 0.2%
Coloplast A/S, Class B	672	97,723
GN Store Nord A/S	5,353	39,452
William Demant Holdings A/S *	445	35,234

		172,409

Insurance 0.3%
Topdanmark A/S *	1,010	166,295
Tryg A/S	2,552	141,880

		308,175

Materials 0.2%
Novozymes A/S, Class B	966	143,453

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Alk-Abello A/S	670	39,701
H. Lundbeck A/S	2,949	59,465

		99,166

Software & Services 0.1%
SimCorp A/S	376	64,435

Transportation 0.0%
D/S Norden A/S	1,055	30,769

		1,091,744

Finland 1.3%

Capital Goods 0.3%
Cargotec Corp., B Shares	2,777	92,929
Cramo Oyj	2,383	28,297
Konecranes Oyj	2,847	64,802
Ramirent Oyj	3,294	28,194
Uponor Oyj	7,722	79,891

		294,113

Commercial & Professional Supplies 0.1%
Lassila & Tikanoja Oyj	2,642	41,200
Poyry Oyj	4,100	37,009

		78,209

Consumer Durables & Apparel 0.1%
Amer Sports Oyj, A Shares	8,978	123,633

Food, Beverage & Tobacco 0.1%
HKScan Oyj, A Shares	5,834	46,555

Health Care Equipment & Services 0.0%
Oriola-KD Oyj, Class B	8,602	23,923

Materials 0.2%
Kemira Oyj	6,715	91,969
M-real Oyj, Class B *	30,723	66,536

		158,505

Media 0.1%
Sanoma Oyj (a)	4,808	64,505

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Orion Oyj, Class B	6,229	129,625

Real Estate 0.1%
Citycon Oyj	7,500	27,621
Sponda Oyj	16,770	72,855

		100,476

Retailing 0.1%
Stockmann Oyj Abp, B Shares	2,156	38,320

Software & Services 0.1%
Tieto Oyj	7,582	120,042

Transportation 0.0%
Finnair Oyj *	4,666	18,271

		1,196,177

France 3.9%

Automobiles & Components 0.1%
Plastic Omnium S.A.	2,573	71,532
Societe Fonciere Financiere et de Participations (FFP)	692	32,340

		103,872

Capital Goods 0.1%
Manitou BF *	852	17,110
Mersen S.A.	1,246	48,641
Saft Groupe S.A.	1,422	43,206

		108,957

Commercial & Professional Supplies 0.6%
Bureau Veritas S.A.	1,384	107,388
Derichebourg S.A. *	9,597	38,226
Edenred	4,696	132,460
Seche Environnement S.A.	494	22,409
Societe BIC S.A.	1,892	168,843
Teleperformance	3,656	77,195

		546,521

Consumer Durables & Apparel 0.4%
Beneteau	1,671	23,845
Hermes International	552	187,714

See financial notes 45

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Nexity	2,626	75,657
SEB S.A.	1,098	92,050

		379,266

Consumer Services 0.1%
Club Mediterranee S.A. *	3,105	58,693
Pierre & Vacances	477	18,586

		77,279

Energy 0.1%
Maurel et Prom	6,383	128,325

Food, Beverage & Tobacco 0.2%
Bonduelle S.C.A.	488	44,064
Remy Cointreau S.A.	954	78,154
Vilmorin & Cie	262	28,779

		150,997

Health Care Equipment & Services 0.1%
bioMerieux	552	47,897
Medica S.A.	1,804	35,930

		83,827

Insurance 0.1%
Euler Hermes S.A.	1,032	74,506

Materials 0.2%
Ciments Francais S.A.	996	87,966
SA des Ciments Vicat	948	61,955
Sequana	3,482	21,310

		171,231

Media 0.4%
Canal Plus	4,272	25,982
Eutelsat Communications	2,398	98,755
Havas S.A.	24,129	103,874
Ipsos	1,409	46,106
JC Decaux S.A. *	2,436	64,873
Technicolor - Reg’d *	14,942	40,456

		380,046

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Ipsen S.A.	1,100	36,303
Virbac S.A.	210	36,280

		72,583

Real Estate 0.4%
Gecina S.A.	1,262	124,802
ICADE	1,214	108,650
Mercialys	1,442	53,693
Societe de la Tour Eiffel	466	28,071
Societe Immobilliere de Location pour l’Industrie et le Commerce	609	63,926

		379,142

Retailing 0.2%
CFAO	3,568	137,825

Semiconductors & Semiconductor Equipment 0.0%
Silicon-On-Insulator Technologies *	3,880	19,362

Software & Services 0.4%
Alten	1,225	34,884
Altran Technologies S.A. *	12,638	64,028
Axway Software S.A. *	1,379	28,240
Dassault Systemes S.A.	1,315	110,565
Groupe Steria S.C.A.	2,144	40,893
Sopra Group	297	18,834
UbiSoft Entertainment *	10,768	64,504

		361,948

Technology Hardware & Equipment 0.1%
Bull *	7,391	34,945
Ingenico S.A.	733	28,977

		63,922

Telecommunication Services 0.0%
Iliad S.A.	276	32,231

Transportation 0.2%
Aeroports de Paris (ADP)	1,506	118,239
Bollore	260	59,783

		178,022

Utilities 0.1%
Rubis	1,400	79,560
Sechilienne S.A.	2,111	39,378

		118,938

		3,568,800

Germany 3.5%

Automobiles & Components 0.1%
ElringKlinger AG	916	25,276
Leoni AG	2,669	111,424

		136,700

Banks 0.1%
Aareal Bank AG *	3,642	72,980

Capital Goods 1.3%
Bauer AG	1,231	28,386
BayWa AG	2,724	119,943
Brenntag AG	1,022	102,820
Demag Cranes AG	1,083	88,264
Deutz AG *	9,206	57,570
Gildemeister AG *	4,002	58,116
Heidelberger Druckmaschinen AG (a)*	27,395	53,813
Kloeckner & Co., SE	3,400	50,676
Krones AG	882	44,962
KUKA AG *	2,007	38,187
MTU Aero Engines Holding AG	2,232	149,466
Pfeiffer Vacuum Technology AG	288	29,107
Rheinmetall AG	840	44,548
SGL Carbon SE (a)*	3,945	245,194
Vossloh AG	504	52,690

		1,163,742

Consumer Durables & Apparel 0.1%
Gerry Weber International AG	1,270	39,427
Puma AG Rudolf Dassler Sport	292	93,785

		133,212

Diversified Financials 0.0%
Deutsche Beteiligings AG	1,288	27,520

Food, Beverage & Tobacco 0.1%
Suedzucker AG	4,764	139,157

Health Care Equipment & Services 0.1%
Rhoen-klinikum AG	4,432	88,434

Materials 0.2%
Fuchs Petrolub AG	1,194	56,367
H&R WASAG AG	1,658	36,162

46 See financial notes

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Wacker Chemie AG	662	66,630

		159,159

Media 0.3%
Axel Springer AG	2,538	102,576
Kabel Deutschland Holding AG *	2,084	118,203
Sky Deutschland AG *	11,138	32,820

		253,599

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
QIAGEN N.V. *	6,819	94,844
Stada Arzneimittel AG	3,742	90,394

		185,238

Real Estate 0.3%
Deutsche Euroshop AG	2,249	82,343
Deutsche Wohnen AG	3,912	57,598
DIC Asset AG	2,410	21,983
Gagfah S.A.	6,095	39,037
IVG Immobilien AG *	8,034	35,805

		236,766

Retailing 0.1%
Fielmann AG	448	47,072

Semiconductors & Semiconductor Equipment 0.1%
Aixtron SE	1,430	20,247
Kontron AG	3,346	23,683
Q-Cells SE (a)*	24,418	24,246
Solarworld AG (a)	6,260	30,548

		98,724

Software & Services 0.2%
Bechtle AG	1,333	49,728
Software AG	1,629	67,464
United Internet AG - Reg’d	3,356	66,134

		183,326

Technology Hardware & Equipment 0.0%
Jenoptik AG *	4,031	26,635

Transportation 0.3%
Air Berlin plc (a)*	12,818	47,001
Fraport AG	2,044	128,694
Hamburger Hafen und Logistik AG	1,225	37,663
Sixt AG	2,376	49,905

		263,263

		3,215,527

Greece 0.5%

Banks 0.0%
TT Hellenic Postbank S.A. *	26,788	13,200

Capital Goods 0.0%
Ellaktor S.A.	11,458	21,961

Consumer Services 0.0%
Intralot S.A. Integrated Lottery	16,713	24,013

Diversified Financials 0.1%
Hellenic Exchanges S.A.	4,342	21,209
Marfin Investment Group S.A. *	75,562	41,673

		62,882

Energy 0.2%
Hellenic Petroleum S.A.	8,368	73,671
Motor Oil (Hellas) Corinth Refineries S.A.	9,108	81,945

		155,616

Materials 0.2%
Mytilineos Holdings S.A. *	9,551	44,012
Titan Cement Co.	4,311	83,254
Viohalco, Hellenic Copper & Aluminum Industry S.A. *	7,091	31,891

		159,157

Retailing 0.0%
Jumbo S.A.	6,839	37,068

		473,897

Hong Kong 5.6%

Automobiles & Components 0.1%
Geely Automobile Holdings Ltd.	60,000	15,341
Minth Group Ltd.	20,000	20,751
Xinyi Glass Holdings Co., Ltd.	52,000	32,763

		68,855

Banks 0.1%
Dah Sing Banking Group Ltd.	16,600	16,150
Dah Sing Financial Group	12,550	38,959
Wing Hang Bank Ltd.	9,500	85,793

		140,902

Capital Goods 0.3%
China High Speed Transmission Equipment Group Co., Ltd.	34,000	21,403
Johnson Electric Holdings Ltd.	91,500	53,630
NWS Holdings Ltd.	60,000	90,983
Shun Tak Holdings Ltd.	121,000	56,211
Singamas Container Holdings Ltd.	82,000	18,515

		240,742

Consumer Durables & Apparel 0.4%
Anta Sports Products Ltd.	18,000	16,461
Bosideng International Holdings Ltd.	124,000	34,184
China Dongxiang Group Co.	135,000	24,149
Li Ning Co., Ltd.	23,500	22,404
Ports Design Ltd.	13,000	23,181
Skyworth Digital Holdings Ltd.	92,000	48,614
Stella International Holdings Ltd.	17,000	38,414
Techtronic Industries Co., Ltd.	80,000	69,219
Texwinca Holdings Ltd.	54,000	68,413

		345,039

Consumer Services 0.5%
Cafe De Coral Holdings Ltd.	22,000	49,646
China Travel International Investment Hong Kong Ltd.	190,000	28,691
Sands China Ltd. *	38,000	114,197
Shangri-La Asia Ltd.	52,000	104,444
SJM Holdings Ltd.	98,000	167,977
The Hongkong & Shanghai Hotels Ltd.	33,500	44,624

		509,579

Diversified Financials 0.3%
First Pacific Co., Ltd.	183,000	190,650
Guoco Group Ltd.	6,000	57,010

		247,660

See financial notes 47

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Energy 0.0%
Mongolia Energy Co., Ltd. *	215,000	20,637

Food, Beverage & Tobacco 0.6%
China Mengniu Dairy Co., Ltd.	37,000	117,900
China Yurun Food Group Ltd. (a)	24,000	41,657
Global Bio-chem Technology Group Co., Ltd.	338,000	78,203
Tingyi (Cayman Islands) Holding Corp.	52,000	147,899
Vitasoy International Holdings Ltd.	32,000	22,507
Want Want China Holdings Ltd.	123,000	114,040

		522,206

Household & Personal Products 0.1%
Hengan International Group Co., Ltd.	15,000	130,025

Materials 0.3%
China Grand Forestry Green Resources Group Ltd. *	1,832,000	11,440
China Shanshui Cement Group	68,000	52,086
China Zhongwang Holdings Ltd.	177,600	58,737
Fosun International	132,000	74,766
Fushan International Energy Group Ltd.	58,000	23,853
Lee & Man Paper Manufacturing Ltd.	61,000	25,094
Nine Dragons Paper Holdings Ltd.	47,000	31,995
Samling Global Ltd.	360,000	20,694

		298,665

Media 0.1%
Television Broadcasts Ltd.	19,000	109,486

Real Estate 1.1%
Agile Property Holdings Ltd.	62,000	55,885
Champion Real Estate Investment Trust	113,000	46,620
Chinese Estates Holdings Ltd.	29,000	47,173
Country Garden Holdings Co.	164,000	64,934
Great Eagle Holdings Ltd.	36,000	79,954
Greentown China Holdings Ltd.	43,500	27,899
HKR International Ltd.	59,200	24,477
Hopewell Holdings Ltd.	31,000	80,507
Hopson Development Holdings Ltd.	69,000	43,018
Hysan Development Co., Ltd.	33,000	115,156
K Wah International Holdings Ltd.	57,000	15,405
Kowloon Development Co., Ltd.	26,000	25,018
KWG Property Holding Ltd.	47,000	20,272
Midland Holdings Ltd.	36,000	17,654
New World China Land Ltd.	129,600	29,569
Renhe Commercial Holdings (a)	288,000	40,357
Shimao Property Holdings Ltd. (a)	65,500	63,949
Shui On Land Ltd.	172,900	53,647
Soho China Ltd.	88,000	62,741
SRE Group Ltd.	412,000	21,236
Wheelock & Co., Ltd.	44,000	129,276

		1,064,747

Retailing 0.5%
Belle International Holdings Ltd.	79,000	154,937
Giordano International Ltd.	103,000	77,691
GOME Electrical Appliances Holdings Ltd.	420,000	128,772
Lifestyle International Holdings Ltd.	17,000	45,510
Parkson Retail Group Ltd.	22,000	27,994

		434,904

Semiconductors & Semiconductor Equipment 0.2%
ASM Pacific Technology Ltd.	5,500	60,395
GCL-Poly Energy Holdings Ltd. (a)	58,000	18,722
Semiconductor Manufacturing International Corp. *	1,822,000	99,947

		179,064

Software & Services 0.1%
Tencent Holdings Ltd.	3,000	69,383

Technology Hardware & Equipment 0.5%
AAC Technologies Holdings, Inc.	16,000	36,624
BYD Electronic International Co., Ltd. *	71,500	25,508
Digital China Holdings Ltd.	44,700	69,852
Foxconn International Holdings Ltd. *	192,000	128,602
Ju Teng International Holdings Ltd.	74,000	14,205
Kingboard Laminates Holding Ltd.	54,000	29,070
TPV Technology Ltd.	160,000	45,289
VTech Holdings Ltd.	13,000	121,385

		470,535

Telecommunication Services 0.1%
Hutchison Telecommunications Hong Kong Holdings Ltd.	84,000	29,865
SmarTone Telecommunications Holdings Ltd.	22,000	40,633

		70,498

Transportation 0.1%
Hong Kong Aircraft Engineering Co., Ltd.	3,200	39,913
Hopewell Highway Infrastructure Ltd.	49,900	27,524

		67,437

Utilities 0.2%
Cheung Kong Infrastructure Holdings Ltd.	12,000	64,281
China Gas Holdings Ltd.	76,000	21,810
ENN Energy Holdings Ltd.	18,000	65,043

		151,134

		5,141,498

Ireland 0.6%

Capital Goods 0.2%
Grafton Group plc	17,271	66,641
Kingspan Group plc	8,707	77,354

		143,995

Consumer Services 0.1%
Paddy Power plc	1,293	71,123

Food, Beverage & Tobacco 0.2%
C&C Group plc	21,918	88,273
Glanbia plc	7,962	52,000
Greencore Group plc	45,087	45,542

		185,815

Health Care Equipment & Services 0.0%
United Drug plc	14,210	43,852

Media 0.0%
Independent News & Media plc *	45,416	17,470

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Elan Corp. plc *	6,996	82,967

48 See financial notes

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Transportation 0.0%
Aer Lingus Group plc *	25,632	25,536

		570,758

Israel 1.0%

Banks 0.2%
Israel Discount Bank Ltd., Class A *	66,130	109,309
Mizrahi Tefahot Bank Ltd.	6,718	57,807

		167,116

Capital Goods 0.2%
Clal Industries Ltd.	4,437	20,920
Delek Group Ltd.	298	58,520
Discount Investment Corp. - Reg’d	7,234	76,074
Elbit Systems Ltd.	1,195	52,898
IDB Holding Corp., Ltd. *	1,148	17,490

		225,902

Energy 0.1%
Oil Refineries Ltd. *	160,560	92,103
Paz Oil Co., Ltd.	286	40,545

		132,648

Food & Staples Retailing 0.0%
Shufersal Ltd.	6,581	28,390

Food, Beverage & Tobacco 0.0%
Strauss Group Ltd.	2,315	30,403

Insurance 0.1%
Clal Insurance Enterprise Holdings Ltd.	1,169	20,330
Harel Insurance Investments & Finances Service Ltd.	469	20,282
Migdal Insurance & Financial Holdings Ltd.	18,191	26,243

		66,855

Materials 0.1%
The Israel Corp., Ltd.	114	82,769

Real Estate 0.1%
Gazit-Globe Ltd.	4,494	49,165

Software & Services 0.1%
NICE Systems Ltd. *	1,927	68,628

Telecommunication Services 0.1%
Partner Communications Co., Ltd.	6,968	82,735

		934,611

Italy 2.6%

Automobiles & Components 0.1%
Brembo S.p.A.	2,675	28,478
Immsi S.p.A.	25,302	21,901
Piaggio & C. S.p.A.	11,743	39,028

		89,407

Banks 0.1%
Credito Emiliano S.p.A.	11,810	50,234

Capital Goods 0.5%
Astaldi S.p.A.	4,661	27,436
C.I.R. S.p.A. - Compagnie Industriali Riunite	53,010	105,983
Danieli S.p.A. - Officine Meccaniche Danieli & C.	1,418	35,933
Danieli S.p.A. - Officine Meccaniche Danieli & C. - RSP	2,943	40,674
Impregilo S.p.A.	45,661	134,302
Interpump Group S.p.A.	5,283	33,878
Maire Tecnimont S.p.A.	18,370	30,284
Trevi Finanziaria S.p.A.	2,104	23,460

		431,950

Consumer Durables & Apparel 0.4%
Benetton Group S.p.A.	13,190	75,887
De’Longhi S.p.A.	10,796	117,979
Geox S.p.A.	5,595	22,318
Indesit Co., S.p.A.	6,840	46,701
Safilo Group S.p.A. *	4,319	35,789
Tod’s S.p.A.	477	47,614

		346,288

Consumer Services 0.3%
Autogrill S.p.A.	9,984	115,470
Lottomatica S.p.A. *	6,960	132,866

		248,336

Diversified Financials 0.0%
Azimut Holding S.p.A.	4,659	36,316

Food & Staples Retailing 0.0%
Marr S.p.A.	2,592	27,798

Food, Beverage & Tobacco 0.1%
Davide Campari - Milano S.p.A.	10,592	81,828

Health Care Equipment & Services 0.0%
Sorin S.p.A. *	16,554	34,601

Insurance 0.2%
Mediolanum S.p.A	21,694	83,144
Milano Assicurazioni S.p.A. *	105,852	45,140
Societa Cattolica di Assicurazioni S.c.r.l.	4,236	94,294

		222,578

Materials 0.1%
Cementir Holding S.p.A.	8,284	19,413
Italmobiliare S.p.A.	1,168	32,707
Italmobiliare S.p.A. - RSP	2,662	45,813

		97,933

Media 0.1%
Gruppo Editoriale L’Espresso S.p.A.	15,653	27,648
Mondadori (Arnoldo) Editore S.p.A.	19,093	39,214

		66,862

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Recordati S.p.A.	5,841	50,850

Real Estate 0.1%
Beni Stabili S.p.A.	76,086	45,725
Prelios S.p.A *	91,666	26,902

		72,627

Technology Hardware & Equipment 0.0%
Esprinet S.p.A.	4,294	17,586

Transportation 0.2%
Alitalia S.p.A. (b)(c)*	14,782	—
Ansaldo STS S.p.A.	4,553	48,169
Autostrada Torino-Milano S.p.A.	5,028	52,587
Gemina S.p.A. *	52,402	44,605

See financial notes 49

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Societa Iniziative Autostradali e Servizi S.p.A.	5,356	44,265

		189,626

Utilities 0.3%
ACEA S.p.A.	9,340	70,814
Edison S.p.A. *	79,168	93,083
Hera S.p.A.	62,400	102,029
Iren S.p.A.	53,622	64,860

		330,786

		2,395,606

Japan 33.4%

Automobiles & Components 2.2%
Akebono Brake Industry Co., Ltd.	7,200	34,249
Calsonic Kansei Corp.	12,000	70,415
EXEDY Corp.	1,600	46,353
F.C.C. Co., Ltd.	1,300	27,467
Futaba Industrial Co., Ltd.	14,100	89,865
Kanto Auto Works, Ltd.	9,400	77,878
Kayaba Industry Co., Ltd.	9,000	51,718
Keihin Corp.	3,300	50,900
Koito Manufacturing Co., Ltd.	6,000	90,439
Mitsuba Corp.	5,000	39,921
Musashi Seimitsu Industry Co., Ltd.	2,200	52,007
NGK Spark Plug Co., Ltd.	7,000	86,769
NHK Spring Co., Ltd.	12,000	109,827
Nifco, Inc.	2,400	62,595
Nippon Seiki Co., Ltd.	3,000	30,141
Nissan Shatai Co., Ltd.	7,000	62,757
Nissin Kogyo Co., Ltd.	3,800	53,548
Press Kogyo Co., Ltd.	8,000	37,405
Riken Corp.	7,000	28,678
Sanden Corp.	12,000	41,159
Showa Corp. *	8,000	46,336
Sumitomo Rubber Industries Ltd.	12,400	154,911
Tachi-S Co., Ltd.	2,500	42,700
Takata Corp.	3,000	72,963
Tokai Rika Co., Ltd.	3,800	61,211
Tokai Rubber Industries Ltd.	3,500	43,960
Toyo Tire & Rubber Co., Ltd.	32,000	77,663
Toyoda Gosei Co., Ltd.	4,600	81,145
Toyota Auto Body Co., Ltd.	4,400	65,980
Toyota Boshoku Corp.	8,200	99,349
TS Tech Co., Ltd.	3,500	52,538
Unipres Corp.	1,500	40,915
Yorozu Corp.	1,400	33,014

		2,016,776

Banks 3.0%
Aichi Bank Ltd.	600	33,301
Aozora Bank Ltd.	33,000	83,425
Bank of The Ryukyus Ltd.	3,400	41,579
Kansai Urban Banking Corp.	24,000	43,185
Kiyo Holdings, Inc.	51,000	71,995
Sapporo Hokuyo Holdings, Inc.	17,600	58,285
Senshu Ikeda Holdings, Inc.	52,100	76,067
Suruga Bank Ltd.	11,000	91,696
The 77 Bank Ltd.	22,000	86,656
The Akita Bank Ltd.	10,000	28,651
The Aomori Bank Ltd.	12,000	34,606
The Awa Bank Ltd.	12,000	79,758
The Bank of Iwate Ltd.	1,200	54,457
The Bank of Nagoya Ltd.	16,000	50,637
The Bank of Okinawa Ltd.	1,400	55,891
The Daishi Bank Ltd.	26,000	82,734
The Ehime Bank Ltd.	9,000	26,010
The Eighteenth Bank Ltd.	8,000	20,481
The Fukui Bank Ltd.	11,000	31,838
The Higashi-Nippon Bank Ltd.	11,000	22,188
The Higo Bank Ltd.	14,000	76,439
The Hiroshima Bank Ltd.	30,000	133,445
The Hokkoku Bank Ltd.	21,000	70,729
The Hyakugo Bank Ltd.	20,000	77,778
The Hyakujushi Bank Ltd.	16,000	61,270
The Iyo Bank Ltd.	16,000	150,108
The Juroku Bank Ltd.	28,000	83,739
The Kagoshima Bank Ltd.	14,000	91,673
The Keiyo Bank Ltd.	10,000	48,580
The Minato Bank Ltd.	15,000	25,766
The Miyazaki Bank Ltd.	10,000	21,091
The Musashino Bank Ltd.	2,400	76,320
The Nanto Bank Ltd.	18,000	95,954
The Nishi-Nippon City Bank Ltd.	43,000	117,265
The Ogaki Kyoritsu Bank Ltd.	25,000	77,502
The Oita Bank Ltd.	9,000	25,543
The San-in Godo Bank Ltd.	14,000	101,772
The Shiga Bank Ltd.	17,000	109,463
The Shikoku Bank Ltd.	10,000	35,217
The Tochigi Bank Ltd.	6,000	21,043
The Toho Bank Ltd.	15,000	38,950
The Tokyo Tomin Bank Ltd.	3,600	41,829
The Yachiyo Bank Ltd.	1,200	29,414
The Yamagata Bank Ltd.	8,000	38,274
The Yamanashi Chuo Bank Ltd.	11,000	44,201
Tsukuba Bank Ltd.	9,800	32,384

		2,799,189

Capital Goods 5.9%
Aica Kogyo Co., Ltd.	3,400	45,995
Amano Corp.	5,500	46,294
Bando Chemical Industries Ltd.	6,000	23,307
Central Glass Co., Ltd.	19,000	84,934
Chiyoda Corp.	13,000	149,704
Chudenko Corp.	3,300	35,722
CKD Corp.	3,200	21,484
Comsys Holdings Corp.	11,200	109,628
Daifuku Co., Ltd.	8,500	44,097
Daihen Corp.	8,000	27,399
Ebara Corp.	22,000	80,347
Fujitec Co., Ltd.	7,000	35,408
Furukawa Co., Ltd. *	40,000	38,752
Futaba Corp.	3,000	56,584
Glory Ltd.	3,500	74,914
GS Yuasa Corp.	12,000	62,865
Hino Motors Ltd.	27,000	158,569
Hitachi Cable Ltd.	23,000	54,353
Hitachi Construction Machinery Co., Ltd.	5,800	111,564
Hitachi Zosen Corp.	64,000	86,530
Hoshizaki Electric Co., Ltd.	3,900	87,153
Inaba Denki Sangyo Co., Ltd.	2,600	74,365
Inabata & Co., Ltd.	10,600	57,495
Iseki & Co., Ltd. *	13,000	28,558

50 See financial notes

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Iwatani Corp.	18,000	62,107
JFE Shoji Holdings, Inc.	30,000	121,694
Kandenko Co., Ltd.	10,000	43,934
Keihan Electric Railway Co., Ltd.	27,000	123,463
Kitz Corp.	10,000	45,934
Komori Corp.	6,900	43,084
Kumagai Gumi Co., Ltd. *	37,000	33,052
Kurita Water Industries Ltd.	4,300	118,410
Kuroda Electric Co., Ltd.	2,700	29,400
Kyowa Exeo Corp.	9,100	80,046
Kyudenko Corp.	5,000	30,242
Mabuchi Motor Co., Ltd.	1,800	78,892
Maeda Corp.	31,000	113,016
Maeda Road Construction Co., Ltd.	9,000	89,504
Makino Milling Machine Co., Ltd.	5,000	33,189
Max Co., Ltd.	3,000	35,840
Meidensha Corp.	11,000	41,415
Misumi Group, Inc.	1,300	27,050
Mitsuboshi Belting Ltd.	6,000	31,480
Miura Co., Ltd.	1,800	48,293
Mori Seiki Co., Ltd.	5,500	49,938
Nabtesco Corp.	2,000	43,803
Nachi-Fujikoshi Corp.	12,000	66,507
Nagase & Co., Ltd.	9,000	101,324
Namura Shipbuilding Co., Ltd.	5,400	17,425
NEC Networks & System Integration Corp.	2,900	43,605
Nichias Corp.	8,000	43,455
Nippo Corp.	11,000	96,875
Nippon Densetsu Kogyo Co., Ltd.	5,000	49,611
Nippon Steel Trading Co., Ltd.	8,000	20,815
Nippon Thompson Co., Ltd.	4,000	25,764
Nishimatsu Construction Co., Ltd.	65,000	106,774
Nisshinbo Holdings, Inc.	11,000	99,865
Nitto Boseki Co., Ltd.	14,000	41,893
Noritake Co., Ltd.	7,000	22,292
Noritz Corp.	3,700	75,205
Oiles Corp.	1,400	25,135
Okuma Corp.	7,000	51,523
Okumura Corp.	17,000	67,097
OSG Corp.	3,200	41,005
Penta-Ocean Construction Co., Ltd. (a)	37,000	117,571
Ryobi Ltd.	14,000	56,508
Sanki Engineering Co., Ltd.	8,000	43,072
Sankyo-Tateyama Holdings, Inc. *	48,000	60,382
Sanwa Holdings Corp.	25,000	74,883
Sekisui Jushi Corp.	4,000	37,730
Shima Seiki Mfg., Ltd.	1,700	31,639
ShinMaywa Industries Ltd.	10,000	33,808
Sintokogio Ltd.	3,500	31,675
Sumikin Bussan Corp.	14,000	30,991
Swcc Showa Holdings Co., Ltd. *	33,000	31,295
Tadano Ltd.	10,000	66,733
Taihei Dengyo Kaisha Ltd.	4,000	26,332
Taikisha Ltd.	2,800	60,631
Takara Standard Co., Ltd.	7,000	51,236
Takasago Thermal Engineering Co., Ltd.	7,000	55,722
Tekken Corp.	26,000	29,818
The Japan Steel Works Ltd.	10,000	68,530
The Nippon Signal Co., Ltd.	3,800	27,845
THK Co., Ltd.	5,100	99,394
Tobishima Corp. *	26,100	25,485
Toda Corp.	25,000	88,707
Toshiba Machine Co., Ltd.	5,000	24,770
Toshiba Plant Systems & Services Corp.	2,000	21,380
Toyo Construction Co., Ltd.	48,000	48,825
Toyo Engineering Corp.	10,000	33,060
Trusco Nakayama Corp.	1,800	33,348
Tsubakimoto Chain Co.	11,000	56,454
Ushio, Inc.	4,100	60,618
Yamazen Corp.	7,100	50,268
Yuasa Trading Co., Ltd.	31,000	43,315

		5,438,002

Commercial & Professional Supplies 0.5%
Duskin Co., Ltd.	5,500	106,878
Kokuyo Co., Ltd.	12,200	90,858
Meitec Corp.	2,400	44,692
Nissha Printing Co., Ltd.	2,200	25,925
Okamura Corp.	7,000	42,465
Park24 Co., Ltd.	5,100	58,639
Sohgo Security Services Co., Ltd.	5,700	59,750
Toppan Forms Co., Ltd.	3,500	27,394

		456,601

Consumer Durables & Apparel 1.5%
Alpine Electronics, Inc.	3,300	38,751
Asics Corp.	6,000	79,543
Chofu Seisakusho Co., Ltd.	1,500	38,254
Foster Electric Co., Ltd.	1,200	17,572
Funai Electric Co., Ltd.	1,400	27,517
Gunze Ltd.	15,000	45,492
Heiwa Corp.	2,200	36,456
Hitachi Koki Co., Ltd.	3,600	26,998
JVC KENWOOD Holdings, Inc. *	11,260	45,748
Kurabo Industries Ltd.	26,000	49,306
Mizuno Corp.	8,000	38,768
Onward Holdings Co., Ltd.	13,000	95,706
PanaHome Corp.	7,000	48,248
Pioneer Corp. *	24,400	97,838
Rinnai Corp.	1,500	112,060
Sangetsu Co., Ltd.	2,700	70,620
Sanyo Shokai Ltd.	8,000	18,867
Seiko Holdings Corp.	13,000	32,174
Seiren Co., Ltd.	5,000	29,691
Shimano, Inc.	2,400	118,632
Tamron Co., Ltd.	1,400	37,692
The Japan Wool Textile Co., Ltd.	5,000	40,237
Tomy Co., Ltd.	5,300	36,371
Toyobo Co., Ltd.	74,000	105,090
TSI Holdings Co., Ltd. *	7,000	36,111
Unitika Ltd. *	47,000	27,116
Wacoal Holdings Corp.	7,000	82,695

		1,433,553

Consumer Services 0.6%
Accordia Golf Co., Ltd.	56	41,229
Doutor Nichires Holdings Co., Ltd.	4,200	50,212
H.I.S. Co., Ltd.	1,800	46,521
MOS Food Services, Inc.	1,800	34,330
Oriental Land Co., Ltd.	1,600	159,010
Resorttrust, Inc.	3,100	46,372
Round One Corp.	6,200	45,267

See financial notes 51

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Saizeriya Co., Ltd.	2,000	32,413
Tokyo Dome Corp. *	16,000	36,370
Yoshinoya Holdings Co., Ltd.	25	31,840
Zensho Co., Ltd.	4,100	51,166

		574,730

Diversified Financials 1.0%
Acom Co., Ltd. *	8,000	140,449
Aeon Credit Service Co., Ltd.	6,900	102,899
Century Tokyo Leasing Corp.	2,000	39,987
Fuyo General Lease Co., Ltd.	1,600	54,977
Hitachi Capital Corp.	3,800	46,435
IBJ Leasing Co., Ltd.	1,600	35,808
Jaccs Co., Ltd.	24,000	79,285
JAFCO Co., Ltd.	1,100	22,554
Japan Securities Finance Co., Ltd.	5,700	27,240
Marusan Securities Co., Ltd.	6,400	22,992
Matsui Securities Co., Ltd.	6,000	28,236
Mitsubishi UFJ Lease & Finance Co., Ltd.	2,500	96,877
Monex Group, Inc.	129	19,712
Okasan Securities Group, Inc.	8,000	24,557
Orient Corp. *	60,500	57,517
Ricoh Leasing	1,300	28,432
Tokai Tokyo Financial Holdings, Inc.	19,000	52,770

		880,727

Energy 0.2%
AOC Holdings, Inc.	8,800	50,493
Itohchu Enex Co., Ltd.	5,900	30,618
Japan Petroleum Exploration Co., Ltd.	2,300	90,842
San-Ai Oil Co., Ltd.	6,000	26,049
Shinko Plantech Co., Ltd.	2,600	23,095

		221,097

Food & Staples Retailing 0.9%
Arcs Co., Ltd.	2,300	40,950
Cawachi Ltd.	1,600	30,409
Circle K Sunkus Co., Ltd.	4,300	70,107
cocokara fine, Inc.	3,000	74,574
FamilyMart Co., Ltd.	4,100	161,181
Heiwado Co., Ltd.	3,800	46,010
Izumiya Co., Ltd.	6,000	27,132
Kato Sangyo Co., Ltd.	2,400	46,880
Matsumotokiyoshi Holdings Co., Ltd.	4,800	90,935
Ministop Co., Ltd.	1,700	30,580
Okuwa Co., Ltd.	3,000	41,855
Sugi Holdings Co., Ltd.	1,700	44,366
Tsuruha Holdings, Inc.	700	35,763
Valor Co., Ltd.	3,500	52,054

		792,796

Food, Beverage & Tobacco 2.6%
Coca-Cola Central Japan Co., Ltd.	2,700	35,834
Coca-Cola West Co., Ltd.	5,600	100,010
Ezaki Glico Co., Ltd.	8,000	95,019
Fuji Oil Co., Ltd.	5,600	79,487
Hokuto Corp.	1,600	33,047
House Foods Corp.	4,000	72,510
Ito En Ltd.	5,700	96,622
Itoham Foods, Inc.	18,000	61,978
J-Oil Mills, Inc.	9,000	25,904
Kagome Co., Ltd.	4,900	93,054
Kewpie Corp.	11,500	156,804
Kikkoman Corp.	13,000	143,757
Kyokuyo Co., Ltd.	12,000	26,961
Marudai Food Co., Ltd.	12,000	39,988
Maruha Nichiro Holdings, Inc.	77,000	139,076
Megmilk Snow Brand Co., Ltd.	6,600	126,880
Mikuni Coca-Cola Bottling Co., Ltd.	5,300	45,806
Mitsui Sugar Co., Ltd.	8,000	33,329
Morinaga & Co., Ltd.	16,000	37,833
Morinaga Milk Industry Co., Ltd.	28,000	110,832
Nichirei Corp.	27,000	119,843
Nippon Flour Mills Co., Ltd.	15,000	67,097
Nippon Suisan Kaisha Ltd.	33,800	114,174
Sakata Seed Corp.	2,400	33,962
Sapporo Holdings Ltd.	27,000	100,656
Takara Holdings, Inc.	11,000	65,000
The Nisshin Oillio Group Ltd.	16,000	71,537
Toyo Suisan Kaisha Ltd.	5,000	127,598
Yamazaki Baking Co., Ltd.	12,000	159,089

		2,413,687

Health Care Equipment & Services 0.5%
Hogy Medical Co., Ltd.	800	33,895
Miraca Holdings, Inc.	2,000	76,275
Nihon Kohden Corp.	2,100	49,027
Nikkiso Co., Ltd.	4,000	33,262
Nipro Corp.	6,000	50,870
Toho Holdings Co., Ltd.	12,200	153,950
Vital KSK Holdings, Inc.	7,400	61,303

		458,582

Household & Personal Products 0.5%
Fancl Corp.	3,600	50,242
Kobayashi Pharmaceutical Co., Ltd.	1,100	54,526
Kose Corp.	1,400	33,358
Lion Corp.	18,000	100,320
Mandom Corp.	1,200	30,641
Unicharm Corp.	2,500	111,960
Unihair Co., Ltd. *	4,000	41,083

		422,130

Insurance 0.1%
Sony Financial Holdings, Inc.	5,166	85,936

Materials 3.9%
Adeka Corp.	6,900	69,005
Aichi Steel Corp.	6,000	31,546
Air Water, Inc.	11,000	139,636
Chugoku Marine Paints Ltd.	4,000	28,154
Daido Steel Co., Ltd.	22,000	133,314
Daio Paper Corp.	10,000	75,163
Earth Chemical Co., Ltd.	1,000	36,402
FP Corp.	900	57,297
Furukawa-Sky Aluminum Corp.	11,000	32,531
Godo Steel Ltd.	26,000	61,513
Hitachi Chemical Co., Ltd.	6,800	120,815
Hitachi Metals Ltd.	8,000	90,729
Hokuetsu Kishu Paper Co., Ltd.	10,000	65,819
Ishihara Sangyo Kaisha Ltd. *	37,000	44,720
Kaneka Corp.	18,000	96,547
Kansai Paint Co., Ltd.	11,000	103,257
Kureha Corp.	12,000	53,593
Kyoei Steel Ltd.	3,200	56,589
Lintec Corp.	2,100	44,362
Maruichi Steel Tube Ltd.	4,500	100,798

52 See financial notes

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Mitsubishi Paper Mills Ltd. *	53,000	50,046
Mitsubishi Steel Mfg. Co., Ltd.	10,000	26,770
Nihon Parkerizing Co., Ltd.	2,000	26,924
Nihon Yamamura Glass Co., Ltd.	12,000	27,736
Nippon Coke & Engineering Co., Ltd.	13,500	18,379
Nippon Denko Co., Ltd.	5,000	26,667
Nippon Kayaku Co., Ltd.	8,000	78,272
Nippon Light Metal Co., Ltd.	60,000	87,065
Nippon Metal Industry Co., Ltd. *	22,000	21,517
Nippon Paint Co., Ltd.	11,000	83,754
Nippon Shokubai Co., Ltd.	10,000	101,992
Nippon Soda Co., Ltd.	10,000	46,033
Nippon Yakin Kogyo Co., Ltd. *	16,500	28,901
Nissan Chemical Industries Ltd.	11,000	108,062
Nittetsu Mining Co., Ltd.	5,000	20,296
Nof Corp.	12,000	56,253
Pacific Metals Co., Ltd.	9,000	51,991
Rengo Co., Ltd.	22,000	145,196
Sakai Chemical Industry Co., Ltd.	6,000	23,554
Sanyo Chemical Industries Ltd.	4,000	25,867
Sanyo Special Steel Co., Ltd.	9,000	48,967
Shin-Etsu Polymer Co., Ltd.	4,500	21,535
Sumitomo Bakelite Co., Ltd.	16,000	93,683
Sumitomo Light Metal Industries Ltd. *	47,000	40,080
Sumitomo Osaka Cement Co., Ltd.	45,000	136,323
Takasago International Corp.	6,000	28,017
Toagosei Co., Ltd.	14,000	62,534
Toho Zinc Co., Ltd.	7,000	28,543
Tokai Carbon Co., Ltd.	11,000	54,566
Tokuyama Corp.	27,000	97,311
Tokyo Ohka Kogyo Co., Ltd.	2,900	60,262
Tokyo Steel Manufacturing Co., Ltd.	12,100	101,432
Topy Industries Ltd.	25,000	60,403
Toyo Ink Mfg. Co., Ltd.	12,000	47,548
Yamato Kogyo Co., Ltd.	3,000	75,884
Yodogawa Steel Works Ltd.	18,000	71,517
Zeon Corp.	10,000	92,104

		3,617,774

Media 0.6%
Asatsu-DK, Inc.	3,200	75,102
Fuji Media Holdings, Inc.	46	65,812
Kadokawa Group Holdings, Inc. (a)	1,900	59,201
Nippon Television Network Corp.	300	42,461
Shochiku Co., Ltd.	6,000	54,435
SKY Perfect JSAT Holdings, Inc.	87	42,283
Toei Co., Ltd.	9,000	42,221
Toho Co., Ltd.	7,800	134,166
Tokyo Broadcasting System Holdings, Inc.	3,000	37,011
TV Asahi Corp.	17	26,782

		579,474

Pharmaceuticals, Biotechnology & Life Sciences 1.0%
Dainippon Sumitomo Pharma Co., Ltd.	11,000	120,544
Hisamitsu Pharmaceutical Co., Inc.	1,800	72,429
Kaken Pharmaceutical Co., Ltd.	4,000	50,207
Kissei Pharmaceutical Co., Ltd.	3,000	56,349
Kyorin Co., Ltd.	4,000	73,602
Kyowa Hakko Kirin Co., Ltd.	16,000	180,320
Mitsubishi Tanabe Pharma Corp.	8,000	138,378
Mochida Pharmaceutical Co., Ltd.	5,000	51,108
Rohto Pharmaceutical Co., Ltd.	5,000	57,600
Santen Pharmaceutical Co., Ltd.	2,700	100,747
Tsumura & Co.	1,900	53,438

		954,722

Real Estate 0.8%
Aeon Mall Co., Ltd.	2,800	64,915
Daibiru Corp.	3,500	23,643
Daikyo, Inc. *	23,000	39,210
Goldcrest Co., Ltd.	1,060	19,447
Heiwa Real Estate Co., Ltd.	15,000	32,504
Hulic Co., Ltd.	4,400	47,105
Kenedix, Inc. *	152	22,534
Leopalace21 Corp. (a)*	89,800	244,933
Nomura Real Estate Holdings, Inc.	4,900	78,991
NTT Urban Development Corp.	62	42,684
Shoei Co., Ltd.	2,800	20,629
TOC Co., Ltd.	6,400	28,166
Tokyo Tatemono Co., Ltd.	30,000	94,153

		758,914

Retailing 2.4%
Alpen Co., Ltd.	1,800	30,881
AOKI Holdings, Inc.	2,400	31,980
Aoyama Trading Co., Ltd.	7,200	113,735
Autobacs Seven Co., Ltd.	2,500	114,478
Best Denki Co., Ltd. *	11,500	31,451
Bic Camera, Inc.	113	59,817
Canon Marketing Japan, Inc.	11,000	130,400
Chiyoda Co., Ltd.	2,900	51,246
DCM Holdings Co., Ltd.	9,200	73,583
Don Quijote Co., Ltd.	3,000	109,893
Fuji Co., Ltd.	1,600	35,305
Geo Corp.	45	45,313
H2O Retailing Corp.	11,000	79,359
Hikari Tsushin, Inc.	1,600	37,250
Izumi Co., Ltd.	5,600	85,185
Joshin Denki Co., Ltd.	4,000	42,594
K’s Holdings Corp.	3,640	152,856
Kohnan Shoji Co., Ltd.	3,300	57,210
Kojima Co., Ltd.	7,400	50,726
Komeri Co., Ltd.	3,600	113,421
Nissen Holdings Co., Ltd.	4,800	29,053
Nitori Holdings Co., Ltd.	800	76,509
Paltac Corp.	2,800	49,927
Parco Co., Ltd.	4,400	32,981
Ryohin Keikaku Co., Ltd.	2,100	99,660
Shimachu Co., Ltd.	3,700	79,802
Shimamura Co., Ltd.	1,100	110,012
T-Gaia Corp.	15	27,615
The Daiei, Inc. *	32,200	122,135
USS Co., Ltd.	1,100	90,936
Xebio Co., Ltd.	1,900	46,006
Yokohama Reito Co., Ltd.	6,000	44,787

		2,256,106

Semiconductors & Semiconductor Equipment 0.4%
Advantest Corp.	4,900	57,030
Dainippon Screen Mfg. Co., Ltd.	7,000	53,749
Disco Corp.	600	31,693
Sanken Electric Co., Ltd.	9,000	33,766
Shinko Electric Industries Co., Ltd.	6,000	43,354
Sumco Corp. *	6,600	66,740
Tokyo Seimitsu Co., Ltd.	1,500	27,188

See financial notes 53

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
UKC Holdings Corp.	2,400	23,152
ULVAC, Inc. *	3,100	43,579

		380,251

Software & Services 1.4%
Capcom Co., Ltd.	2,300	60,169
eAccess Ltd.	60	16,204
Fuji Soft, Inc.	4,500	71,375
IT Holdings Corp.	11,500	118,137
Itochu Techno-Solutions Corp.	1,900	82,268
Konami Corp.	7,100	231,360
Net One Systems Co., Ltd.	27	70,227
Nihon Unisys Ltd.	6,500	36,802
NSD Co., Ltd.	2,800	22,305
OBIC Co., Ltd.	220	41,593
Oracle Corp. Japan	1,000	34,503
Otsuka Corp.	1,000	69,464
Square Enix Holdings Co., Ltd.	3,000	57,020
Sumisho Computer Systems Corp.	4,976	77,912
Transcosmos, Inc.	3,800	43,063
Trend Micro, Inc.	4,500	160,924
Yahoo Japan Corp.	284	91,209

		1,284,535

Technology Hardware & Equipment 2.1%
Anritsu Corp.	4,000	45,226
Canon Electronics, Inc.	1,200	29,181
Citizen Watch Co., Ltd.	21,000	111,385
Cmk Corp. *	6,300	23,064
Daiwabo Holdings Co., Ltd.	22,000	51,635
Denki Kogyo Co., Ltd.	6,000	22,727
Hamamatsu Photonics K.K.	2,200	83,703
Hirose Electric Co., Ltd.	1,100	105,413
Hitachi High-Technologies Corp.	3,800	79,410
Hitachi Kokusai Electric, Inc.	6,000	44,683
Horiba Ltd.	1,900	60,271
Hosiden Corp.	10,700	73,753
Japan Aviation Electronics Industry Ltd.	4,000	27,853
Japan Radio Co., Ltd.	12,000	29,064
Kaga Electronics Co., Ltd.	2,600	24,973
Mitsumi Electric Co., Ltd.	9,100	72,215
Nichicon Corp.	3,500	41,326
Nippon Chemi-Con Corp.	6,000	22,855
Oki Electric Industry Co., Ltd. *	143,000	121,705
Riso Kagaku Corp.	2,200	37,769
Ryoden Trading Co., Ltd.	4,000	23,099
Ryosan Co., Ltd.	4,200	86,360
Ryoyo Electro Corp.	4,300	39,061
Sanshin Electronics Co., Ltd.	3,600	30,181
Shimadzu Corp.	12,000	102,159
SMK Corp.	6,000	19,759
Star Micronics Co., Ltd.	3,300	32,321
Taiyo Yuden Co., Ltd.	7,000	54,238
Toshiba Tec Corp.	15,000	55,276
Uniden Corp.	8,000	31,128
Yamatake Corp.	4,100	90,707
YASKAWA Electric Corp.	8,000	68,735
Yokogawa Electric Corp. *	17,400	162,726

		1,903,961

Transportation 1.2%
Fukuyama Transporting Co., Ltd.	10,000	51,341
Hitachi Transport System Ltd.	2,800	48,721
Iino Kaiun Kaisha Ltd.	5,300	24,947
Japan Airport Terminal Co., Ltd.	4,300	56,883
Kamigumi Co., Ltd.	14,000	122,247
Keihin Electric Express Railway Co., Ltd.	19,000	170,662
Keisei Electric Railway Co., Ltd.	16,000	107,727
Mitsubishi Logistics Corp.	8,000	87,978
Mitsui-Soko Co., Ltd.	9,000	31,530
Nippon Konpo Unyu Soko Co., Ltd.	4,000	41,186
Nishi-Nippon Railroad Co., Ltd.	19,000	87,554
Sankyu, Inc.	24,000	95,027
Senko Co., Ltd.	10,000	37,917
Sotetsu Holdings, Inc.	26,000	80,005
The Sumitomo Warehouse Co., Ltd.	11,000	49,300

		1,093,025

Utilities 0.1%
Saibu Gas Co., Ltd.	12,000	29,594
The Okinawa Electric Power Co., Inc.	1,900	77,475

		107,069

		30,929,637

Netherlands 1.3%

Capital Goods 0.3%
Aalberts Industries N.V.	5,749	101,110
Arcadis N.V.	3,108	60,957
Grontmij N.V. CVA	1,804	28,178
Heijmans N.V., CVA	4,043	62,006
Wavin N.V. *	7,121	52,724

		304,975

Consumer Durables & Apparel 0.1%
Koninklijke Ten Cate N.V.	1,978	67,903
TomTom N.V. *	5,312	26,501

		94,404

Diversified Financials 0.0%
BinckBank N.V.	2,930	33,989

Food & Staples Retailing 0.1%
Sligro Food Group N.V.	1,693	55,416

Food, Beverage & Tobacco 0.1%
Koninklijike Wessanen N.V.	20,592	102,792

Health Care Equipment & Services 0.1%
Mediq N.V.	6,195	98,316

Insurance 0.0%
Brit Insurance Holdings N.V. (b)(c)*	571	9,824

Materials 0.0%
AMG Advanced Metallurgical Group N.V. *	1,811	22,380

Real Estate 0.3%
Eurocommercial Properties N.V.	2,188	93,321
Nieuwe Steen Investments N.V.	5,118	75,777
VastNed Retail N.V.	1,660	83,865

		252,963

Semiconductors & Semiconductor Equipment 0.1%
ASM International N.V.	1,723	48,509

Software & Services 0.1%
Ordina N.V. *	6,672	12,001

54 See financial notes

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Unit 4 N.V.	838	23,729

		35,730

Technology Hardware & Equipment 0.0%
TKH Group N.V. CVA	1,361	33,556

Transportation 0.1%
Koninklijke Vopak N.V.	1,574	81,127

		1,173,981

New Zealand 0.6%

Consumer Services 0.1%
Sky City Entertainment Group Ltd.	39,257	111,691

Health Care Equipment & Services 0.1%
Fisher & Paykel Healthcare Corp., Ltd.	22,004	40,927

Materials 0.0%
Nuplex Industries Ltd.	11,449	24,025

Media 0.1%
Sky Network Television Ltd.	10,175	45,045

Real Estate 0.1%
AMP NZ Office Ltd.	47,986	32,152
Goodman Property Trust	42,514	33,584
Kiwi Income Property Trust	56,677	48,130

		113,866

Transportation 0.1%
Air New Zealand Ltd.	24,211	20,462
Auckland International Airport Ltd.	46,244	87,314

		107,776

Utilities 0.1%
Contact Energy Ltd. *	16,452	74,134
Infratil Ltd.	26,600	39,603

		113,737

		557,067

Norway 1.0%

Banks 0.0%
Sparebanken 1 SMN	4,491	35,679

Commercial & Professional Supplies 0.1%
Tomra Systems A.S.A.	6,342	46,503

Energy 0.5%
BW Offshore Ltd.	14,860	27,737
DNO International A.S.A. *	15,220	17,795
Dockwise Ltd. *	1,038	16,909
Fred. Olsen Energy A.S.A.	1,630	54,678
Norwegian Energy Co., A.S.A. *	14,516	15,568
Prosafe SE	13,302	100,546
Songa Offshore SE *	8,500	34,016
Subsea 7 S.A. *	5,011	108,053
TGS Nopec Geophysical Co., A.S.A.	3,116	70,586

		445,888

Food, Beverage & Tobacco 0.1%
Austevoll Seafood A.S.A.	5,126	20,194
Cermaq A.S.A. *	4,229	46,908
Marine Harvest	121,140	53,991

		121,093

Media 0.1%
Schibsted A.S.A.	3,350	87,133

Real Estate 0.0%
Norwegian Property A.S.A.	22,454	35,161

Semiconductors & Semiconductor Equipment 0.0%
Renewable Energy Corp. A.S.A. (a)*	28,800	27,770

Software & Services 0.1%
Atea A.S.A.	5,815	51,332

Transportation 0.1%
Golden Ocean Group Ltd.	48,950	37,723
Stolt-Nielsen Ltd.	2,256	44,615

		82,338

		932,897

Portugal 0.8%

Banks 0.2%
Banco BPI S.A. - Reg’d *	55,350	37,795
Banco Espirito Santo S.A.	35,500	76,175
Banif, SGPS, S.A. - Reg’d *	20,346	8,907

		122,877

Capital Goods 0.0%
Mota-Engil, SGPS, S.A.	18,535	26,390

Food & Staples Retailing 0.2%
Jeronimo Martins, SGPS, S.A.	7,754	132,964

Materials 0.2%
CIMPOR-Cimentos de Portugal, SGPS, S.A.	15,570	115,122
Portucel-Empresa Produtora de Pasta e Papel, S.A.	16,559	41,552
Semapa-Sociedade de Investimento e Gestao, SGPS, S.A.	5,699	42,904
Sonae Industria-SGPS, S.A. *	12,033	12,711

		212,289

Media 0.1%
Zon Multimedia-Servicos de Telecomunicacoes e Multimedia SGPS, S.A.	20,882	65,018

Telecommunication Services 0.0%
Sonaecom, SGPS, S.A.	16,207	28,944

Utilities 0.1%
EDP Renovaveis S.A. *	18,810	112,366

		700,848

Republic of Korea 7.7%

Automobiles & Components 0.2%
Halla Climate Control Corp.	2,810	59,439
S&T Daewoo Co., Ltd.	1,220	36,677
Ssangyong Motor Co. *	10,330	53,627

		149,743

Banks 0.0%
Jeonbuk Bank	5,560	25,143

Capital Goods 1.7%
CJ Corp.	2,390	171,230
Daewoo Engineering & Construction Co., Ltd. *	8,190	75,110

See financial notes 55

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Daewoo International Corp.	3,010	87,846
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	4,660	114,592
Dongbu Corp.	4,680	20,077
Doosan Engineering & Construction Co., Ltd.	7,960	27,873
Doosan Infracore Co., Ltd. *	4,320	73,878
Hanjin Heavy Industries & Construction Co., Ltd. *	3,881	68,680
Hanjin Heavy Industries & Construction Holdings Co., Ltd.	12,710	88,596
KCC Corp.	532	128,954
Keangnam Enterprises Ltd. *	4,100	31,144
Kolon Engineering & Construction Co., Ltd. *	7,110	30,943
Kyeryong Construction Industrial Co., Ltd.	2,600	34,293
LG Hausys Ltd.	664	47,496
Samsung Engineering Co., Ltd.	729	148,898
Samsung Techwin Co., Ltd.	1,820	97,280
SK Networks Co., Ltd.	14,020	140,491
STX Engine Co., Ltd.	2,180	37,677
Taeyoung Engineering & Construction	9,010	47,795
Taihan Electric Wire Co., Ltd. *	19,447	71,169

		1,544,022

Commercial & Professional Supplies 0.1%
S1 Corp.	1,230	64,013

Consumer Durables & Apparel 0.3%
Handsome Co., Ltd.	1,830	44,603
LG Fashion Corp.	1,520	61,192
Woongjin Coway Co., Ltd.	4,040	139,174

		244,969

Consumer Services 0.1%
Hite Jinro Co., Ltd.	1,690	38,551
Hotel Shilla Co., Ltd.	1,620	54,506

		93,057

Diversified Financials 0.7%
Daewoo Securities Co., Ltd.	7,800	75,114
Daishin Securities Co., Ltd.	5,520	50,537
Hanwha Securities Co., Ltd.	4,260	19,315
Hyundai Securities Co., Ltd.	12,580	108,260
Korea Investment Holdings Co., Ltd.	3,470	115,264
Meritz Finance Holdings Co., Ltd. *	7,195	14,947
Mirae Asset Securities Co., Ltd.	987	31,414
Samsung Card Co., Ltd.	2,150	80,567
Tong Yang Securities, Inc.	20,180	84,631
Woori Investment & Securities Co., Ltd.	7,670	83,993

		664,042

Energy 0.1%
SK Gas Co., Ltd.	953	62,763

Food, Beverage & Tobacco 0.8%
CJ CheilJedang Corp.	683	188,484
Daesang Corp.	5,720	71,665
Lotte Chilsung Beverage Co., Ltd.	81	90,936
Lotte Confectionery Co., Ltd.	64	100,075
Namyang Dairy Products Co., Ltd.	52	36,694
NongShim Co., Ltd.	406	79,558
Orion Corp.	183	98,419
Ottogi Corp.	318	37,291
Samyang Corp. (b)(c)	1,160	84,682

		787,804

Household & Personal Products 0.3%
Amorepacific Corp.	91	103,137
Amorepacific Group	614	134,309
LG Household & Health Care Ltd.	190	85,811

		323,257

Insurance 0.6%
Hanwha General Insurance Co., Ltd. *	3,940	28,642
Hyundai Marine & Fire Insurance Co., Ltd.	6,350	183,869
Korean Reinsurance Co.	8,655	116,405
LIG Insurance Co., Ltd.	5,660	120,486
Meritz Fire & Marine Insurance Co., Ltd.	7,404	70,062

		519,464

Materials 1.4%
Dongbu HiTek Co., Ltd. *	2,710	19,740
Dongbu Steel Co., Ltd.	9,620	49,408
Hanil Cement Co., Ltd.	594	22,700
Hansol Paper Co., Ltd.	11,040	82,483
Hanwha Chemical Corp.	4,110	107,001
Hyundai Hysco	1,700	65,806
Kisco Corp.	1,130	24,383
Kolon Corp.	1,270	28,455
Korea Zinc Co., Ltd.	513	150,364
OCI Co., Ltd.	497	102,002
Poongsan Corp.	1,770	53,843
Samsung Fine Chemicals Co., Ltd.	680	32,625
Seah Besteel Corp.	2,160	109,485
SK Chemicals Co., Ltd.	2,924	187,063
SKC Co., Ltd.	860	33,015
Ssangyong Cement Industrial Co., Ltd. *	6,080	24,393
Taekwang Industrial Co., Ltd.	118	157,004
Tong Yang Major Corp. *	15,280	12,282
Young Poong Corp.	45	46,738

		1,308,790

Media 0.1%
Cheil Worldwide, Inc.	3,693	60,469
Woongjin Thinkbig Co., Ltd.	1,860	26,713

		87,182

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Dong-A Pharmaceutical Co., Ltd.	528	43,197
Yuhan Corp.	378	41,515

		84,712

Retailing 0.1%
CJ O Shopping Co., Ltd.	149	39,815
Daewoo Motor Sales Corp. *	50,660	73,862

		113,677

Software & Services 0.2%
NCSoft Corp.	150	47,156
NHN Corp. *	710	148,121

		195,277

Technology Hardware & Equipment 0.1%
Daeduck Electronics Co., Ltd.	3,020	29,240

56 See financial notes

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
LG Innotek	344	22,694

		51,934

Telecommunication Services 0.2%
LG Uplus Corp.	25,120	149,600
SK Broadband Co., Ltd. *	18,417	64,836

		214,436

Transportation 0.5%
Asiana Airlines *	6,810	48,827
Hanjin Shipping Co., Ltd.	2,280	22,427
Hanjin Shipping Holdings Co., Ltd.	10,070	77,952
Hanjin Transportation Co., Ltd.	1,570	34,735
Hyundai Merchant Marine Co., Ltd.	5,680	146,668
Korea Express Co., Ltd. *	666	45,416
Korea Line Corp. (b)(c)*	5,830	39,456
STX Pan Ocean Co., Ltd.	15,790	103,754

		519,235

Utilities 0.1%
Samchully Co., Ltd.	677	58,392

		7,111,912

Singapore 1.9%

Capital Goods 0.1%
Cosco Corp.(Singapore) Ltd.	32,431	25,950
SembCorp Marine Ltd.	24,096	79,920
Yangzijiang Shipbuilding Holdings Ltd.	31,000	22,961

		128,831

Consumer Services 0.1%
Genting Singapore plc *	42,000	57,388
Raffles Education Corp., Ltd.	66,666	23,334

		80,722

Diversified Financials 0.1%
Singapore Exchange Ltd.	24,000	128,081

Energy 0.1%
Ezra Holdings Ltd.	22,000	16,917
Straits Asia Resources Ltd.	22,000	41,096

		58,013

Food & Staples Retailing 0.1%
Olam International Ltd.	66,704	133,615

Real Estate 0.9%
Ascendas REIT	86,000	139,917
Ascott Residence Trust	52,000	43,280
CapitaCommercial Trust	109,302	97,642
CDL Hospitality Trusts	18,000	23,262
Fortune REIT	52,000	24,143
Frasers Commercial Trust	62,000	38,857
Keppel Land Ltd.	33,000	72,803
Lippo-Mapletree Indonesia Retail Trust	62,000	25,515
Mapletree Logistics Trust	63,000	42,786
Suntec Real Estate Investment Trust	119,000	116,929
UOL Group Ltd.	35,000	123,733
Wing Tai Holdings Ltd.	51,000	51,735
Yanlord Land Group Ltd.	30,000	24,345

		824,947

Telecommunication Services 0.2%
M1 Ltd.	25,000	48,825
StarHub Ltd.	42,000	94,005

		142,830

Transportation 0.3%
Neptune Orient Lines Ltd.	84,000	75,335
SATS Ltd.	43,749	85,241
SIA Engineering Co., Ltd.	11,205	32,753
Singapore Post Ltd.	77,000	62,701
SMRT Corp., Ltd.	33,000	48,323

		304,353

		1,801,392

Spain 1.6%

Banks 0.1%
Banco de Valencia S.A. *	14,861	18,138
Banco Espanol de Credito S.A.	12,026	71,207
Caja de Ahorros del Mediterraneo	5,382	10,410

		99,755

Capital Goods 0.3%
Abengoa S.A.	3,589	83,378
Construcciones y Auxiliar de Ferrocarriles S.A.	158	83,812
Zardoya Otis S.A.	7,696	103,679

		270,869

Commercial & Professional Supplies 0.1%
Prosegur, Compania de Seguridad S.A. - Reg’d	1,341	66,671

Consumer Services 0.1%
Melia Hotels International S.A.	4,537	33,262
NH Hoteles S.A. *	20,328	99,475

		132,737

Diversified Financials 0.2%
Bolsas y Mercados Espanoles	4,740	135,752
Corporacion Financiera Alba S.A.	1,240	60,379

		196,131

Energy 0.1%
Tecnicas Reunidas S.A.	1,041	41,887

Food, Beverage & Tobacco 0.1%
Pescanova S.A.	839	28,900
Viscofan S.A.	1,418	54,446

		83,346

Insurance 0.1%
Grupo Catalana Occidente S.A.	4,296	79,171

Materials 0.1%
Grupo Empresarial Ence S.A.	12,595	37,334
Tubacex S.A. *	9,984	26,281

		63,615

Media 0.1%
Antena 3 de Television S.A.	6,253	37,441
Mediaset Espana Comunicacion S.A.	8,038	53,194
Promotora de Informaciones S.A., Class A (a)*	34,982	36,115

		126,750

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Almirall S.A.	3,232	24,047

See financial notes 57

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Grifols S.A. *	5,303	98,596

		122,643

Utilities 0.2%
Iberdrola S.A.	11,564	83,665
Red Electrica Corp. S.A.	2,400	115,616

		199,281

		1,482,856

Sweden 2.3%

Capital Goods 0.1%
BE Group AB *	5,054	19,406
Concentric AB *	2,482	15,233
Haldex AB	2,482	10,595
Lindab International AB	6,400	39,511
NIBE Industrier AB, B Shares	2,076	31,022

		115,767

Commercial & Professional Supplies 0.3%
AF AB, B Shares	1,392	23,450
Gunnebo AB	4,276	17,247
Intrum Justitia AB	4,130	67,763
Loomis AB, B Shares	5,266	72,441
Niscayah Group AB (a)(b)(c)*	23,212	64,107

		245,008

Consumer Durables & Apparel 0.1%
JM AB	4,052	73,521
Nobia AB *	11,604	50,189

		123,710

Consumer Services 0.0%
Rezidor Hotel Group AB *	5,980	21,599
SkiStar AB	1,486	21,457

		43,056

Diversified Financials 0.1%
Avanza Bank Holding AB	710	18,929
Bure Equity AB *	4,932	14,548
D. Carnegie & Co. AB (b)(c)*	851	—
Investment AB Oresund	3,618	51,518

		84,995

Energy 0.3%
Lundin Petroleum AB *	9,658	235,701
PA Resources AB *	66,638	17,708

		253,409

Food & Staples Retailing 0.0%
Hakon Invest AB	2,602	36,377

Food, Beverage & Tobacco 0.1%
AarhusKarlshamn AB	2,674	72,064

Health Care Equipment & Services 0.1%
Elekta AB, B Shares	1,630	65,093

Materials 0.1%
Billerud AB	5,403	41,960
Hoganas AB, B Shares	1,668	53,166

		95,126

Media 0.2%
Eniro AB *	31,087	48,032
Modern Times Group, B Shares	2,219	117,328

		165,360

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Meda AB, A Shares	15,555	158,300

Real Estate 0.6%
Castellum AB	9,598	129,936
Fabege AB	11,376	97,643
Hufvudstaden AB, A Shares	7,308	79,284
Klovern AB	7,600	31,716
Kungsleden AB	15,572	119,069
Wallenstam AB, Class B	6,648	65,616
Wihlborgs Fastigheter AB	3,536	48,311

		571,575

Retailing 0.1%
Clas Ohlson AB, B Shares	3,744	45,922
KappAhl AB	9,122	19,805
Mekonomen AB	948	34,588

		100,315

Technology Hardware & Equipment 0.0%
Axis Communications AB	1,342	29,811

		2,159,966

Switzerland 3.0%

Automobiles & Components 0.0%
Autoneum Holding AG *	287	19,403

Banks 0.3%
Banque Cantonale Vaudoise - Reg’d	156	80,760
Liechtensteinische Landesbank AG	384	21,326
St. Galler Kantonalbank AG - Reg’d	107	46,488
Valiant Holding AG - Reg’d	663	91,785

		240,359

Capital Goods 0.6%
AFG Arbonia-Forster Holding AG - Reg’d *	1,936	44,456
Bucher Industries AG - Reg’d	492	84,936
Burckhardt Compression Holding AG	94	20,777
Daetwyler Holding AG - BR	305	20,064
Georg Fischer AG - Reg’d *	269	111,463
Huber & Suhner AG - Reg’d	650	34,924
Kaba Holding AG - Reg’d, Series B	155	59,940
OC Oerlikon Corp. AG - Reg’d *	12,723	76,190
Rieter Holding AG - Reg’d *	287	59,713
Zehnder Group AG - BR	400	23,761

		536,224

Consumer Durables & Apparel 0.1%
Forbo Holding AG - Reg’d *	102	48,203

Consumer Services 0.1%
Kuoni Reisen Holding AG - Reg’d, Series B *	184	62,756

Diversified Financials 0.2%
Bank Sarasin & Cie AG - Reg’d, Series B	1,644	62,497
EFG International AG *	2,203	18,392
Partners Group Holding AG	182	34,046
Verwaltungs-und Privat-Bank AG	230	23,176
Vontobel Holding AG - Reg’d	1,960	58,481

		196,592

Food, Beverage & Tobacco 0.1%
Barry Callebaut AG - Reg’d *	89	84,382

58 See financial notes

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Emmi AG - Reg’d	149	29,839

		114,221

Health Care Equipment & Services 0.3%
Galenica AG - Reg’d	151	87,471
Nobel Biocare Holding AG - Reg’d *	6,535	80,028
Sonova Holding AG - Reg’d *	1,089	115,148
Straumann Holding AG - Reg’d	205	36,086

		318,733

Materials 0.4%
Ems-Chemie Holding AG - Reg’d	674	118,844
Schmolz & Bickenbach AG - Reg’d *	12,422	100,971
Sika AG - BR	47	92,111
Vetropack Holding AG - BR	14	26,225

		338,151

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Actelion Ltd. - Reg’d *	1,684	62,381
BB Biotech AG - Reg’d	893	57,530

		119,911

Real Estate 0.4%
Allreal Holding AG - Reg’d *	260	41,833
Mobimo Holding AG *	192	48,169
PSP Swiss Property AG - Reg’d *	1,577	143,476
Swiss Prime Site AG - Reg’d *	1,450	118,588

		352,066

Retailing 0.1%
Charles Voegele Holding AG - BR *	600	18,473
Dufry Group - Reg’d *	483	51,704
Valora Holding AG - Reg’d	226	46,937

		117,114

Technology Hardware & Equipment 0.1%
Kudelski S.A. - BR	2,220	22,983
Logitech International S.A. - Reg’d *	6,690	64,569

		87,552

Transportation 0.2%
Flughafen Zuerich AG - Reg’d	137	52,538
Panalpina Welttransport Holding AG - Reg’d *	1,176	116,303

		168,841

Utilities 0.0%
BKW FMB Energie AG	1,000	45,208

		2,765,334

United Kingdom 9.4%

Banks 0.1%
Paragon Group Cos. plc	27,404	71,330

Capital Goods 1.6%
Ashtead Group plc	47,457	118,092
Bodycote plc	22,963	103,893
Charter International plc	11,801	169,975
Chemring Group plc	6,408	52,432
Fenner plc	9,940	54,228
Galliford Try plc	4,509	33,689
Interserve plc	26,056	138,089
Keller Group plc	3,234	19,061
Kier Group plc	3,535	79,736
Melrose plc	15,381	81,235
Morgan Crucible Co. plc	16,104	73,084
Qinetiq Group plc	64,213	120,350
Rotork plc	2,274	61,335
Senior plc	20,006	53,343
Spirax-Sarco Engineering plc	2,768	85,030
The Weir Group plc	5,554	170,157
Ultra Electronics Holdings plc	2,253	57,483

		1,471,212

Commercial & Professional Supplies 1.1%
Aggreko plc	5,586	153,134
Babcock International Group plc	12,968	146,559
Berendsen plc	8,646	64,416
Homeserve plc	10,503	58,987
Intertek Group plc	4,067	134,092
ITE Group plc	6,982	21,049
Michael Page International plc	10,877	70,020
Mitie Group plc	33,986	137,164
Regus plc	40,799	49,519
RPS Group plc	13,146	38,071
Shanks Group plc	37,149	65,901
Sthree plc	4,362	19,924
WS Atkins plc	8,798	80,929

		1,039,765

Consumer Durables & Apparel 0.4%
Bovis Homes Group plc	13,807	104,195
Pace plc	21,180	26,888
Redrow plc *	19,779	36,993
The Berkeley Group Holdings plc *	8,033	161,084

		329,160

Consumer Services 0.4%
J.D. Wetherspoon plc	12,818	88,714
Marston’s plc	60,877	94,656
Millennium & Copthorne Hotels plc	9,479	67,772
PartyGaming plc	12,903	22,619
Rank Group plc	21,578	48,224
Restaurant Group plc	12,605	60,655

		382,640

Diversified Financials 0.9%
Aberdeen Asset Management plc	43,195	133,002
Ashmore Group plc	9,074	50,262
Brewin Dolphin Holdings plc	12,128	24,518
F&C Asset Management plc	55,423	65,184
Henderson Group plc	52,138	100,396
IG Group Holdings plc	14,624	109,051
International Personal Finance	14,992	65,819
London Stock Exchange Group plc	9,420	135,995
Rathbone Brothers plc	2,614	48,100
Tullett Prebon plc	17,763	100,162

		832,489

Energy 0.6%
Afren plc *	17,381	27,490
Cairn Energy plc *	13,880	65,553
Hunting plc	7,221	76,923
John Wood Group plc	10,054	99,543
Petrofac Ltd.	5,348	122,848
Premier Oil plc *	10,446	61,495
Salamander Energy plc *	5,512	17,562
Soco International plc *	7,704	40,670

		512,084

See financial notes 59

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Food & Staples Retailing 0.2%
Booker Group plc	124,474	149,908

Food, Beverage & Tobacco 0.3%
Britvic plc	20,879	110,565
Dairy Crest Group plc	16,734	92,795
Devro plc	7,697	30,400
Greggs plc	8,324	68,289
Robert Wiseman Dairies plc	5,278	24,475

		326,524

Health Care Equipment & Services 0.0%
Synergy Health plc	2,850	38,104

Household & Personal Products 0.1%
McBride plc *	22,551	49,434
PZ Cussons plc	7,369	43,517

		92,951

Insurance 0.5%
Admiral Group plc	5,435	102,510
Beazley plc	30,668	61,865
Jardine Lloyd Thompson Group plc	8,003	92,270
Lancashire Holdings Ltd.	14,249	163,589
St. James’s Place plc	8,473	47,919

		468,153

Materials 0.7%
Aquarius Platinum Ltd.	13,165	39,229
Croda International plc	3,287	92,409
DS Smith plc	39,551	135,124
Elementis plc	22,308	51,498
Filtrona plc	12,206	77,739
Fresnillo plc	1,544	41,859
Gem Diamonds Ltd. *	7,282	25,906
Hochschild Mining plc	2,812	20,145
Petropavlovsk plc	3,720	43,786
Randgold Resources Ltd.	891	97,446
Victrex plc	2,306	46,906
Yule Catto & Co. plc	9,118	24,886

		696,933

Media 0.2%
Aegis Group plc	50,279	110,363
Daily Mail & General Trust	16,151	108,036

		218,399

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Genus plc	2,304	37,933
Hikma Pharmaceuticals plc	3,590	38,883

		76,816

Real Estate 0.5%
Big Yellow Group plc	7,762	32,594
Capital & Counties Properties plc	20,922	60,379
Derwent London plc	3,466	94,342
Grainger plc	16,112	21,713
Great Portland Estates plc	12,216	73,028
Mapeley Ltd. (b)(c)*	2,199	—
Savills plc	5,670	28,245
Shaftesbury plc	8,726	70,513
Unite Group plc	7,910	22,409
Workspace Group plc	8,269	31,910

		435,133

Retailing 0.5%
Carpetright plc	3,573	26,461
Game Group plc	89,069	27,569
Halfords Group plc	16,932	88,794
Howden Joinery Group plc *	30,079	56,805
Mothercare plc	7,454	20,111
N Brown Group plc	14,833	62,856
Sports Direct International plc *	16,410	60,447
WH Smith plc	14,849	130,617

		473,660

Semiconductors & Semiconductor Equipment 0.1%
ARM Holdings plc	9,392	88,124
CSR plc	9,401	27,265

		115,389

Software & Services 0.3%
Computacenter plc	7,112	43,580
Micro Focus International plc	9,562	51,732
Misys plc *	17,483	81,873
Telecity Group plc *	3,590	34,394
Xchanging plc *	50,018	54,689

		266,268

Technology Hardware & Equipment 0.4%
Domino Printing Sciences plc	4,263	39,275
Halma plc	16,551	88,939
Laird plc	24,153	57,784
Premier Farnell plc	17,885	50,177
Spectris plc	4,859	99,276
Spirent Communications plc	12,162	24,387

		359,838

Telecommunication Services 0.1%
Colt Group S.A. *	19,460	31,558
TalkTalk Telecom Group plc	22,268	46,359

		77,917

Transportation 0.3%
BBA Aviation plc	31,725	90,320
Go-Ahead Group plc	4,810	107,188
Stobart Group Ltd.	15,046	28,688
Wincanton plc	12,200	14,172

		240,368

		8,675,041

Total Common Stock
(Cost $92,481,164)		91,040,735

Preferred Stock 0.4% of net assets

Germany 0.4%

Capital Goods 0.1%
Jungheinrich AG	1,391	43,806
KSB AG	53	31,302

		75,108

Consumer Durables & Apparel 0.1%
Hugo Boss AG	566	53,746

Health Care Equipment & Services 0.1%
Draegerwerk AG & Co. KGAA	472	49,448

60 See financial notes

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Materials 0.0%
Fuchs Petrolub AG	903	44,263

Media 0.1%
ProSiebenSat.1 Media AG	3,544	75,545

Transportation 0.0%
Sixt AG	2,572	44,740

		342,850

Republic of Korea 0.0%

Diversified Financials 0.0%
Daishin Securities Co., Ltd.	3,040	18,545

United Kingdom 0.0%

Household & Personal Products 0.0%
McBride plc (b)	1,082,448	1,741

Total Preferred Stock
(Cost $287,925)		363,136

Rights 0.0% of net assets

Australia 0.0%

Energy 0.0%
Energy Resources of Australia Ltd. (b)(c)*	7,625	3,656

Republic of Korea 0.0%

Banks 0.0%
Jeonbuk Bank (b)(c)*	717	39

Diversified Financials 0.0%
Woori Investment & Securities Co., Ltd. (b)(c)*	2,727	5,906

Transportation 0.0%
Hanjin Shipping Co., Ltd. (b)(c)*	963	3,128

		9,073

Total Rights
(Cost $—)		12,729

Warrants 0.0% of net assets

Italy 0.0%

Software & Services 0.0%
Tiscali S.p.A. *	33,436	70

Netherlands 0.0%

Real Estate 0.0%
Nieuwe Steen Investments N.V. (b)(c)*	2,410	—

Total Warrants
(Cost $—)		70

Other Investment Company 0.4% of net assets

United States 0.4%
iShares MSCI EAFE Small Cap Index Fund	9,000	337,950

Total Other Investment Company
(Cost $316,856)		337,950

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.3% of net assets

Time Deposit 0.3%
Bank of America
0.03%, 11/01/11	290,064	290,064

Total Short-Term Investment
(Cost $290,064)		290,064

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 1.3% of net assets

Invesco Short Term Investments Trust Government & Agency Portfolio	1,197,571	1,197,571

Total Collateral Invested for Securities on Loan
(Cost $1,197,571)		1,197,571

End of Collateral Invested for Securities on Loan.

At 10/31/11, the tax basis cost of the fund’s investments was $94,807,723 and the unrealized appreciation and depreciation were $10,231,020 and ($12,994,059), respectively, with a net unrealized depreciation of ($2,763,039).

At 10/31/11, the values of certain foreign securities held bythe fund aggregating $82,053,215 were adjusted from theirclosing market values in accordance with international fairvaluation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $210,798 or 0.2% of net assets.

CVA —	Dutch Certificate
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

See financial notes 61

 Schwab Fundamental Emerging Markets Index Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

88.0%	Common Stock	277,981,460	273,181,901
10.2%	Preferred Stock	33,543,864	31,707,219
0.0%	Rights	—	—
1.2%	Other Investment Company	3,566,400	3,672,000
0.3%	Short-Term Investment	769,415	769,415

99.7%	Total Investments	315,861,139	309,330,535
0.2%	Collateral Invested for Securities on Loan	665,550	665,550
0.1%	Other Assets and Liabilities, Net		338,278

100.0%	Total Net Assets		310,334,363

	Number	Value
Security	of Shares	($)

Common Stock 88.0% of net assets

Brazil 6.9%

Banks 0.9%
Banco do Brasil S.A.	145,100	2,188,945
Banco Santander Brasil S.A.	72,500	652,430

		2,841,375

Capital Goods 0.3%
Embraer S.A.	89,200	615,674
Weg S.A.	17,800	197,507

		813,181

Consumer Durables & Apparel 0.1%
Cyrela Brazil Realty S.A.	30,000	262,283

Diversified Financials 0.3%
BM&F BOVESPA S.A.	169,700	1,013,149

Energy 1.7%
Petroleo Brasileiro S.A. - Petrobras	360,800	4,850,316
Ultrapar Participacoes S.A.	26,100	465,189

		5,315,505

Food, Beverage & Tobacco 0.6%
BRF-Brasil Foods S.A.	45,200	941,200
Companhia de Bebidas das Americas	8,800	237,626
JBS S.A. *	59,500	178,828
Souza Cruz S.A.	33,700	413,386

		1,771,040

Household & Personal Products 0.1%
Natura Cosmeticos S.A.	22,300	433,829

Materials 1.6%
Companhia Siderurgica Nacional S.A.	98,900	916,504
Fibria Celulose S.A.	17,842	158,898
Gerdau S.A.	21,300	162,524
Suzano Papel e Celulose S.A.	28,600	139,931
Usinas Siderurgicas de Minas Gerais S.A.	42,500	610,202
Vale S.A.	111,300	2,833,633

		4,821,692

Software & Services 0.2%
Redecard S.A.	37,400	628,471

Telecommunication Services 0.2%
Tele Norte Leste Participacoes S.A.	23,300	284,998
Tim Participacoes S.A.	74,356	384,589

		669,587

Transportation 0.2%
All America Latina Logistica S.A.	38,800	193,226
CCR S.A.	14,400	396,307

		589,533

Utilities 0.7%
AES Tiete S.A.	4,800	59,691
Centrais Eletricas Brasileiras S.A.	75,300	753,943
Cia de Saneamento Basico do Estado de Sao Paulo	11,600	318,234
Companhia Energetica de Minas Gerais	9,625	131,465
EDP - Energias do Brasil S.A.	9,800	211,201
Light S.A.	23,700	369,266
Tractebel Energia S.A.	27,800	445,292

		2,289,092

		21,448,737

Chile 1.5%

Banks 0.2%
Banco de Chile	2,181,472	304,547
Banco Santander Chile	3,275,466	253,373

		557,920

Capital Goods 0.2%
Empresas Copec S.A.	40,088	614,473

Food & Staples Retailing 0.1%
Cencosud S.A.	61,854	395,149

Materials 0.2%
Empresas CMPC S.A.	109,950	457,798

Retailing 0.1%
S.A.C.I. Falabella	34,726	326,032

Telecommunication Services 0.1%
Empresa Nacional de Telecomunicaciones S.A.	15,676	310,352

Utilities 0.6%
Empresa Nacional de Electricidad S.A.	364,066	583,308
Enersis S.A.	3,204,095	1,300,734

		1,884,042

		4,545,766

62 See financial notes

 Schwab Fundamental Emerging Markets Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

China 14.4%

Automobiles & Components 0.1%
Dongfeng Motor Group Co., Ltd., Class H	164,000	267,523
Guangzhou Automobile Group Co., Ltd., Class H	218,000	217,491

		485,014

Banks 4.8%
Agricultural Bank of China Ltd., Class H	1,482,600	665,414
Bank of China Ltd., Class H	7,902,234	2,812,474
Bank of Communications Co., Ltd., Class H	843,700	579,853
China CITIC Bank Corp. Ltd., Class H	818,000	439,457
China Construction Bank Corp., Class H	7,553,000	5,549,455
China Merchants Bank Co., Ltd., Class H	228,350	461,076
China Minsheng Banking Corp., Ltd., Class H (a)	340,700	277,540
Industrial & Commercial Bank of China Ltd., Class H	6,380,172	3,984,180

		14,769,449

Capital Goods 0.6%
Beijing Enterprises Holdings Ltd.	45,500	251,791
China Communications Construction Co., Ltd., Class H	811,000	611,701
China International Marine Containers (Group) Co., Ltd., Class B	106,005	127,612
China Railway Construction Corp., Ltd., Class H	304,000	181,168
China Railway Group Ltd., Class H	595,000	197,549
Citic Pacific Ltd.	163,000	294,585
Shanghai Industrial Holdings Ltd.	62,000	202,991

		1,867,397

Energy 3.5%
China Coal Energy Co., Ltd., Class H	334,000	416,006
China Petroleum & Chemical Corp., Class H	3,220,000	3,045,250
China Shenhua Energy Co., Ltd., Class H	309,000	1,413,610
CNOOC Ltd.	1,217,000	2,300,568
PetroChina Co., Ltd., Class H	2,597,000	3,371,405
Yanzhou Coal Mining Co., Ltd., Class H	96,000	237,628

		10,784,467

Food & Staples Retailing 0.2%
China Resources Enterprise Ltd.	154,000	562,415

Insurance 0.9%
China Life Insurance Co., Ltd., Class H	563,000	1,455,577
China Pacific Insurance Group Co., Ltd., Class H	111,400	341,852
PICC Property & Casualty Co., Ltd., Class H	190,000	263,494
Ping An Insurance (Group) Co. of China Ltd., Class H	80,500	597,020

		2,657,943

Materials 0.1%
Aluminum Corp. of China Ltd., Class H (a)	329,000	176,703
Angang Steel Co., Ltd., Class H	208,000	126,905

		303,608

Real Estate 0.3%
China Overseas Land & Investment Ltd.	264,000	488,503
Sino-Ocean Land Holdings Ltd. (a)	768,000	340,741

		829,244

Telecommunication Services 3.6%
China Mobile Ltd.	740,500	7,037,961
China Telecom Corp., Ltd., Class H	3,258,000	2,011,512
China Unicom (Hong Kong) Ltd.	1,115,056	2,241,949

		11,291,422

Transportation 0.1%
China COSCO Holdings Co., Ltd., Class H	283,500	147,855
China Merchants Holdings International Co., Ltd.	66,000	203,658

		351,513

Utilities 0.2%
China Resources Power Holdings Co., Ltd.	185,000	328,570
Huaneng Power International, Inc., Class H	763,000	345,078

		673,648

		44,576,120

Colombia 1.1%

Banks 0.1%
Bancolombia S.A.	16,305	253,401

Diversified Financials 0.1%
Grupo de Inversiones Suramericana	24,616	432,429

Energy 0.8%
Ecopetrol S.A.	1,090,010	2,336,570

Materials 0.1%
Inversiones Argos S.A.	29,952	287,321

		3,309,721

Czech Republic 0.8%

Banks 0.1%
Komercni Banka A/S	1,820	348,225

Telecommunication Services 0.2%
Telefonica 02 Czech Republic A/S	35,594	748,772

Utilities 0.5%
CEZ A/S	35,826	1,514,936

		2,611,933

Egypt 0.5%

Banks 0.1%
Commercial International Bank Egypt S.A.E. GDR	90,765	398,497

See financial notes 63

 Schwab Fundamental Emerging Markets Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Capital Goods 0.2%
Orascom Construction Industries GDR	16,923	693,843

Telecommunication Services 0.2%
Orascom Telecom Holding S.A.E. GDR - Reg’d *	193,755	531,824

		1,624,164

Hungary 0.7%

Banks 0.3%
OTP Bank Nyrt. plc	55,071	863,524

Energy 0.3%
MOL Hungarian Oil & Gas plc *	11,933	923,716

Telecommunication Services 0.1%
Magyar Telekom Telecommunications plc	200,243	462,581

		2,249,821

India 6.5%

Automobiles & Components 0.2%
Bajaj Auto Ltd.	9,940	353,517
Tata Motors Ltd.	65,475	264,228

		617,745

Banks 1.3%
Axis Bank Ltd.	67,228	1,585,200
HDFC Bank Ltd.	40,405	402,833
Housing Development Finance Corp., Ltd.	41,445	582,687
ICICI Bank Ltd.	47,081	887,481
Punjab National Bank Ltd.	4,782	95,554
State Bank of India	12,603	490,230

		4,043,985

Capital Goods 0.4%
Bharat Heavy Electricals Ltd.	39,235	254,731
Jaiprakash Associates Ltd.	147,326	231,979
Larsen & Toubro Ltd.	21,622	622,135

		1,108,845

Energy 1.7%
Bharat Petroleum Corp., Ltd.	39,154	500,853
Hindustan Petroleum Corp., Ltd.	143,724	983,445
Indian Oil Corp., Ltd.	57,221	341,657
Oil & Natural Gas Corp., Ltd.	149,372	850,741
Reliance Industries Ltd.	135,417	2,417,349

		5,094,045

Food, Beverage & Tobacco 0.7%
Balrampur Chini Mills Ltd.	801,529	872,575
ITC Ltd.	296,649	1,295,606

		2,168,181

Household & Personal Products 0.1%
Hindustan Unilever Ltd.	50,963	390,988

Materials 0.9%
Grasim Industries Ltd.	4,334	220,319
Hindalco Industries Ltd.	188,401	521,627
JSW Steel Ltd.	16,690	221,825
Steel Authority of India Ltd.	86,968	198,773
Sterlite Industries (India) Ltd.	117,296	307,000
Tata Chemicals Ltd.	34,307	232,249
Tata Steel Ltd.	111,522	1,091,498

		2,793,291

Real Estate 0.1%
DLF Ltd.	72,316	354,036

Software & Services 0.4%
Infosys Ltd.	22,692	1,324,931

Telecommunication Services 0.3%
Bharti Airtel Ltd.	84,206	673,744
Reliance Communications Ltd.	229,137	371,702

		1,045,446

Utilities 0.4%
GAIL India Ltd.	34,926	301,153
NTPC Ltd.	216,399	795,207
Reliance Infrastructure Ltd.	22,708	215,202

		1,311,562

		20,253,055

Indonesia 1.6%

Automobiles & Components 0.5%
PT Astra International Tbk	212,000	1,634,686

Banks 0.4%
PT Bank Central Asia Tbk	574,000	520,534
PT Bank Rakyat Indonesia (Persero) Tbk	1,003,500	754,481

		1,275,015

Capital Goods 0.1%
PT United Tractors Tbk	115,500	317,689

Energy 0.2%
PT Bumi Resources Tbk	1,739,500	454,352

Telecommunication Services 0.4%
PT Telekomunikasi Indonesia Tbk	1,370,500	1,142,978

		4,824,720

Malaysia 4.0%

Automobiles & Components 0.1%
UMW Holdings Berhad	102,500	220,859

Banks 1.3%
CIMB Group Holdings Berhad	350,300	859,852
Malayan Banking Berhad	713,400	1,936,826
Public Bank Berhad	318,600	1,316,204

		4,112,882

Capital Goods 0.5%
IJM Corp. Berhad	105,100	194,139
Sime Darby Berhad	447,900	1,292,046

		1,486,185

Consumer Services 0.3%
Genting Berhad	180,300	627,986
Genting Malaysia Berhad	218,600	271,931

		899,917

Diversified Financials 0.1%
AMMB Holdings Berhad	156,300	303,003

64 See financial notes

 Schwab Fundamental Emerging Markets Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Food, Beverage & Tobacco 0.4%
British American Tobacco Malaysia Berhad	14,300	215,287
IOI Corp. Berhad	343,500	583,572
Kuala Lumpur Kepong Berhad	37,100	253,144
PPB Group Berhad	45,200	250,326

		1,302,329

Materials 0.1%
Petronas Chemicals Group Berhad	152,400	317,926

Telecommunication Services 0.6%
Axiata Group Berhad	546,800	864,247
DIGI.com Berhad	59,700	614,738
Telekom Malaysia Berhad	264,000	363,533

		1,842,518

Transportation 0.2%
MISC Berhad	271,100	614,662
PLUS Expressways Berhad	146,300	210,771

		825,433

Utilities 0.4%
Petronas Gas Berhad	89,000	378,678
Tenaga Nasional Berhad	252,900	490,538
YTL Power International Berhad	477,907	295,798

		1,165,014

		12,476,066

Mexico 5.0%

Banks 0.2%
Grupo Financiero Banorte S.A.B. de C.V., Class O	169,000	576,353

Capital Goods 0.3%
Alfa S.A.B., Class A	43,100	497,589
Empresas ICA S.A.B. de C.V. *	156,200	209,095
Grupo Carso S.A.B. de C.V., Series A1	90,800	234,103

		940,787

Food & Staples Retailing 0.3%
Wal-Mart de Mexico S.A.B. de C.V., Series V	356,000	918,916

Food, Beverage & Tobacco 0.8%
Coca-Cola Femsa S.A.B. de C.V., Series L	38,700	348,030
Fomento Economico Mexicano S.A.B. de C.V.	234,200	1,571,584
Grupo Bimbo S.A.B. de C.V., Series A	118,800	244,696
Grupo Modelo S.A. de C.V., Series C	50,800	323,165

		2,487,475

Household & Personal Products 0.1%
Kimberly-Clark de Mexico S.A.B. de C.V., Class A	43,600	248,147

Materials 1.5%
Cemex S.A.B. de C.V., Series CPO *	4,753,990	2,079,670
Grupo Mexico S.A.B. de C.V., Series B	572,874	1,587,902
Industrias Penoles S.A. de C.V.	14,400	587,799
Minera Frisco S.A.B. de C.V., Series A1 *	168,088	662,287

		4,917,658

Media 0.4%
Grupo Televisa S.A., Series CPO	291,700	1,247,610

Telecommunication Services 1.3%
America Movil S.A.B. de C.V., Series L	2,317,200	2,945,402
Telefonos de Mexico S.A.B. de C.V., Series L	1,352,100	1,062,241

		4,007,643

Transportation 0.1%
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	86,300	300,726

		15,645,315

Poland 2.2%

Banks 0.4%
Bank Pekao S.A.	10,879	503,702
Powszechna Kasa Oszczednosci Bank Polski S.A.	56,019	637,135

		1,140,837

Energy 0.8%
Grupa Lotos S.A. *	31,270	280,719
Polski Koncern Naftowy Orlen S.A. *	160,423	1,980,924
Polskie Gornictwo Naftowe i Gazownictwo S.A.	193,339	240,165

		2,501,808

Insurance 0.2%
Powszechny Zaklad Ubezpieczen S.A.	4,979	527,315

Materials 0.3%
KGHM Polska Miedz S.A.	17,403	840,205

Telecommunication Services 0.2%
Telekomunikacja Polska S.A.	149,422	792,344

Utilities 0.3%
PGE S.A.	143,655	883,712

		6,686,221

Russia 11.2%

Banks 0.8%
Sberbank of Russia ADR *	174,484	1,878,353
VTB Bank OJSC GDR - Reg’d	133,882	639,919

		2,518,272

Energy 8.6%
Gazprom ADR	818,538	9,488,786
LUKOIL ADR	135,761	7,863,435
NovaTek OAO GDR - Reg’d.	6,621	923,814
Rosneft Oil Co. GDR - Reg’d	231,758	1,642,146
Surgutneftegaz ADR	584,821	5,015,077
Tatneft ADR	62,162	1,836,135

		26,769,393

Materials 1.2%
Magnitogorsk Iron & Steel Works GDR - Reg’d	79,944	491,558
Mining & Metallurgical Co. Norilsk Nickel OJSC ADR	76,215	1,486,258
Novolipetsk Steel GDR - Reg’d	29,880	808,893
Severstal GDR - Reg’d	58,783	858,542

		3,645,251

See financial notes 65

 Schwab Fundamental Emerging Markets Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Telecommunication Services 0.4%
Mobile TeleSystems ADR	84,251	1,203,947

Utilities 0.2%
Federal Hydrogenerating Co. ADR	181,561	681,455

		34,818,318

South Africa 10.8%

Banks 1.5%
ABSA Group Ltd.	50,307	901,919
Nedbank Group Ltd.	38,121	674,445
Standard Bank Group Ltd.	257,952	3,167,462

		4,743,826

Capital Goods 1.0%
Aveng Ltd.	89,499	416,554
Barloworld Ltd.	103,538	865,579
Bidvest Group Ltd.	50,037	989,455
Murray & Roberts Holdings Ltd. *	141,762	430,233
Reunert Ltd.	33,684	266,114

		2,967,935

Consumer Durables & Apparel 0.2%
Steinhoff International Holdings Ltd. *	240,245	716,724

Diversified Financials 1.1%
African Bank Investments Ltd.	107,122	462,499
FirstRand Ltd.	690,349	1,709,358
Investec Ltd.	45,762	280,037
Remgro Ltd.	47,319	715,197
RMB Holdings Ltd.	75,603	236,739

		3,403,830

Energy 1.0%
Sasol Ltd.	71,130	3,198,906

Food & Staples Retailing 0.5%
Massmart Holdings Ltd.	19,747	393,168
Pick n Pay Stores Ltd.	35,167	175,875
Shoprite Holdings Ltd.	43,432	635,835
The Spar Group Ltd.	20,189	245,723

		1,450,601

Food, Beverage & Tobacco 0.1%
Tiger Brands Ltd.	14,108	404,831

Health Care Equipment & Services 0.1%
Netcare Ltd.	136,434	238,020

Insurance 0.7%
Liberty Holdings Ltd.	26,997	275,843
MMI Holdings Ltd.	131,244	281,617
Sanlam Ltd.	402,527	1,504,447

		2,061,907

Materials 1.9%
Anglo Platinum Ltd.	8,015	577,136
AngloGold Ashanti Ltd.	11,191	505,818
ArcelorMittal South Africa Ltd.	39,701	335,343
Gold Fields Ltd.	55,928	969,477
Harmony Gold Mining Co., Ltd.	33,421	436,980
Impala Platinum Holdings Ltd.	73,388	1,685,436
Kumba Iron Ore Ltd.	4,621	272,974
Mondi Ltd.	24,355	189,307
Mpact Ltd. *	91,552	158,634
Nampak Ltd.	80,727	221,769
Pretoria Portland Cement Co., Ltd.	81,076	245,531
Sappi Ltd. *	109,251	318,580

		5,916,985

Media 0.2%
Naspers Ltd., Class N	12,910	612,449

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Aspen Pharmacare Holdings Ltd. *	38,429	460,527

Real Estate 0.2%
Growthpoint Properties Ltd.	201,201	466,556

Retailing 0.6%
Imperial Holdings Ltd.	52,601	773,205
JD Group Ltd.	33,387	185,762
The Foschini Group Ltd.	21,127	265,154
Truworths International Ltd.	25,357	255,171
Woolworths Holdings Ltd.	94,834	481,543

		1,960,835

Technology Hardware & Equipment 0.1%
DataTec Ltd.	64,563	325,275

Telecommunication Services 1.5%
MTN Group Ltd.	177,740	3,089,263
Telkom South Africa Ltd.	258,671	994,478
Vodacom Group Ltd.	44,387	500,734

		4,584,475

		33,513,682

Taiwan 17.4%

Banks 1.5%
Chang Hwa Commercial Bank	414,200	266,590
China Development Financial Holding Corp.	1,540,978	487,644
Chinatrust Financial Holding Co., Ltd.	1,202,487	788,106
First Financial Holding Co., Ltd.	771,777	512,300
Hua Nan Financial Holdings Co., Ltd.	797,475	519,523
Mega Financial Holding Co., Ltd.	1,477,300	1,135,596
SinoPac Financial Holdings Co., Ltd.	1,135,827	367,717
Taishin Financial Holding Co., Ltd.	734,758	311,110
Taiwan Cooperative Bank	533,816	350,345

		4,738,931

Capital Goods 0.3%
Far Eastern New Century Corp.	466,935	548,982
Teco Electric & Machinery Co., Ltd.	361,000	210,609
Walsin Lihwa Corp.	683,000	229,110

		988,701

Consumer Durables & Apparel 0.4%
Formosa Taffeta Co., Ltd.	255,000	235,600
Pou Chen Corp.	773,267	594,417
Tatung Co., Ltd. *	1,479,887	521,051

		1,351,068

Diversified Financials 0.5%
Fubon Financial Holding Co., Ltd.	969,509	1,136,687
Yuanta Financial Holding Co., Ltd. *	663,770	378,380

		1,515,067

Energy 0.3%
Formosa Petrochemical Corp.	270,030	849,236

Food & Staples Retailing 0.2%
President Chain Store Corp.	90,000	500,466

66 See financial notes

 Schwab Fundamental Emerging Markets Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Food, Beverage & Tobacco 0.3%
Uni-President Enterprises Corp.	713,724	981,485

Insurance 0.5%
Cathay Financial Holding Co., Ltd.	1,015,388	1,210,891
Shin Kong Financial Holding Co., Ltd. *	1,008,000	313,960

		1,524,851

Materials 3.2%
Asia Cement Corp.	389,976	469,747
China Steel Corp.	2,105,733	2,095,011
Formosa Chemicals & Fibre Corp.	494,420	1,430,884
Formosa Plastics Corp.	803,820	2,364,107
Nan Ya Plastics Corp.	1,137,160	2,558,185
Taiwan Cement Corp.	688,299	859,603

		9,777,537

Retailing 0.1%
Far Eastern Department Stores Co., Ltd.	162,060	247,776

Semiconductors & Semiconductor Equipment 3.9%
Advanced Semiconductor Engineering, Inc.	536,090	473,726
King Yuan Electronics Co., Ltd.	510,000	196,336
Macronix International Co., Ltd.	321,000	121,297
MediaTek, Inc.	134,138	1,407,680
Novatek Microelectronics Corp.	73,000	178,949
Powerchip Technology Corp. *	2,496,940	102,402
Powertech Technology, Inc.	96,800	235,665
Siliconware Precision Industries Co.	589,270	604,927
Taiwan Semiconductor Manufacturing Co., Ltd.	3,081,689	7,509,695
United Microelectronics Corp.	2,699,965	1,185,479

		12,016,156

Technology Hardware & Equipment 5.1%
Acer, Inc.	506,496	578,333
Asustek Computer, Inc.	261,041	1,814,805
AU Optronics Corp.	2,169,800	935,219
Chimei Innolux Corp. *	461,357	185,321
Chunghwa Picture Tubes Ltd. *	1,825,486	111,146
CMC Magnetics Corp. *	902,000	179,350
Compal Electronics, Inc.	1,169,305	1,073,164
Coretronic Corp.	155,000	116,606
Delta Electronics, Inc.	153,025	359,799
Foxconn Technology Co., Ltd.	124,950	435,496
HannStar Display Corp. *	1,482,000	85,311
Hon Hai Precision Industry Co., Ltd.	1,601,042	4,389,060
HTC Corp.	53,473	1,201,728
Inventec Corp.	846,207	304,109
Lite-On Technology Corp.	660,099	622,894
Pegatron Corp.	416,264	449,591
Quanta Computer, Inc.	869,500	1,711,036
Synnex Technology International Corp.	169,000	414,266
Unimicron Technology Corp.	147,000	190,871
Wistron Corp.	445,808	515,933
WPG Holdings Ltd.	168,950	204,008

		15,878,046

Telecommunication Services 1.1%
Chunghwa Telecom Co., Ltd.	687,906	2,301,477
Far EasTone Telecommunications Co., Ltd.	351,622	576,614
Taiwan Mobile Co., Ltd.	210,600	603,475

		3,481,566

Transportation 0.0%
Evergreen Marine Corp.	267,298	146,551

		53,997,437

Thailand 1.6%

Banks 0.3%
Bangkok Bank Public Co., Ltd. - Reg’d	42,200	213,855
Kasikornbank Public Co., Ltd.	86,600	349,737
Siam Commercial Bank Public Co., Ltd.	125,400	479,171

		1,042,763

Energy 0.8%
IRPC PCL	1,547,800	193,286
PTT Exploration & Production Public Co., Ltd. - Reg’d	95,500	500,016
PTT PCL	132,087	1,314,427
Thai Oil Public Co., Ltd.	166,300	315,024

		2,322,753

Materials 0.1%
The Siam Cement Public Co., Ltd.	31,600	378,501

Telecommunication Services 0.4%
Advanced Info Service Public Co., Ltd.	304,575	1,292,587

		5,036,604

Turkey 1.8%

Banks 0.6%
Akbank T.A.S.	138,380	503,973
Turkiye Garanti Bankasi A/S	108,430	380,434
Turkiye Halk Bankasi A/S	34,264	210,564
Turkiye Is Bankasi, Class C	205,446	477,507
Turkiye Vakiflar Bankasi T.A.O., Class D	110,179	187,224
Yapi ve Kredi Bankasi A/S *	82,157	153,574

		1,913,276

Capital Goods 0.4%
Dogan Sirketler Grubu Holdings A/S *	673,539	246,785
Koc Holding A/S	289,840	1,030,258

		1,277,043

Diversified Financials 0.1%
Haci Omer Sabanci Holding A/S	71,887	245,137

Energy 0.3%
Tupras-Turkiye Petrol Rafinerileri A/S	38,852	875,390

Materials 0.1%
Eregli Demir ve Celik Fabrikalari T.A.S.	148,901	307,073

Telecommunication Services 0.2%
Turk Telekomunikasyon A/S	76,570	324,743
Turkcell Iletisim Hizmetleri A/S *	46,839	230,632

		555,375

See financial notes 67

 Schwab Fundamental Emerging Markets Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Transportation 0.1%
Turk Hava Yollari Anonim Ortakligi *	270,911	390,927

		5,564,221

Total Common Stock
(Cost $277,981,460)		273,181,901

Preferred Stock 10.2% of net assets

Brazil 10.1%

Banks 2.8%
Banco Bradesco S.A.	197,376	3,569,633
Itau Unibanco Holding S.A.	229,965	4,384,049
Itausa - Investimentos Itau S.A.	130,300	815,869

		8,769,551

Energy 2.1%
Petroleo Brasileiro S.A.	532,600	6,613,876

Food & Staples Retailing 0.2%
Compania Brasileira de Distribuicao Grupo Pao de Acucar	18,800	717,244

Food, Beverage & Tobacco 0.6%
Companhia de Bebidas das Americas	51,700	1,726,997

Materials 2.4%
Bradespar S.A.	14,500	295,600
Braskem S.A., Class A	28,900	257,547
Gerdau S.A.	122,700	1,104,182
Klabin S.A.	58,400	214,980
Metalurgica Gerdau S.A.	113,100	1,281,956
Usinas Siderurgicas de Minas Gerais S.A., Class A	124,200	853,633
Vale S.A., Class A	143,300	3,405,446

		7,413,344

Telecommunication Services 0.9%
Brasil Telecom S.A.	83,311	573,571
Tele Norte Leste Participacoes S.A.	116,000	1,251,315
Telefonica Brasil S.A.	22,232	646,817
Telemar Norte Leste S.A., Class A	10,100	276,201

		2,747,904

Utilities 1.1%
AES Tiete S.A.	11,100	158,207
Centrais Eletricas Brasileiras S.A., Class B	85,700	1,181,535
Companhia Energetica de Minas Gerais	84,408	1,411,020
Companhia Paranaense de Energia-Copel, Class B	17,200	344,130
Compania Energetica de Sao Paulo, Class B	14,700	250,444

		3,345,336

		31,334,252

Colombia 0.1%

Banks 0.1%
Bancolombia S.A.	23,672	372,967

Total Preferred Stock
(Cost $33,543,864)		31,707,219

Rights 0.0% of net assets

Colombia 0.0%

Diversified Financials 0.0%
Grupo de Inversiones Suramericana (b)	6,297	—

Total Rights
(Cost $—)		—

Other Investment Company 1.2% of net assets

United States 1.2%
iShares MSCI Emerging Markets Index Fund	90,000	3,672,000

Total Other Investment Company
(Cost $3,566,400)		3,672,000

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.3% of net assets

Time Deposit 0.3%
Bank of America
0.03%, 11/01/11	769,415	769,415

Total Short-Term Investment
(Cost $769,415)		769,415

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.2% of net assets

Invesco Short Term Investments Trust Government & Agency Portfolio	665,550	665,550

Total Collateral Invested for Securities on Loan
(Cost $665,550)		665,550

End of Collateral Invested for Securities on Loan.

At 10/31/11, the tax basis cost of the fund’s investments was $321,105,289 and the unrealized appreciation and depreciation

68 See financial notes

 Schwab Fundamental Emerging Markets Index Fund

Portfolio Holdings continued

were $19,442,524 and ($31,217,278), respectively, with a net unrealized depreciation of ($11,774,754).

At 10/31/11, the values of certain foreign securities held bythe fund aggregating $216,564,064 were adjusted from theirclosing market values in accordance with international fairvaluation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
Reg’d —	Registered

See financial notes 69

 Schwab S&P 500 Index Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.1%	Common Stock	8,824,947,361	10,701,120,014
1.7%	Short-Term Investments	182,670,166	182,670,166

99.8%	Total Investments	9,007,617,527	10,883,790,180
0.1%	Collateral Invested for Securities on Loan	10,781,362	10,781,362
0.1%	Other Assets and Liabilities, Net		14,018,050

100.0%	Net Assets		10,908,589,592

	Number	Value
Security	of Shares	($)

Common Stock 98.1% of net assets

Automobiles & Components 0.7%
Ford Motor Co. *	3,538,797	41,333,149
Harley-Davidson, Inc.	231,470	9,004,183
Johnson Controls, Inc.	627,159	20,652,346
The Goodyear Tire & Rubber Co. *	197,636	2,838,053

		73,827,731

Banks 2.5%
BB&T Corp.	650,513	15,182,973
Comerica, Inc.	188,270	4,810,299
Fifth Third Bancorp	866,629	10,408,214
First Horizon National Corp.	238,860	1,669,631
Hudson City Bancorp, Inc.	481,992	3,012,450
Huntington Bancshares, Inc.	768,693	3,981,830
KeyCorp	874,798	6,176,074
M&T Bank Corp.	117,498	8,942,773
People’s United Financial, Inc.	343,300	4,377,075
PNC Financial Services Group, Inc.	491,178	26,381,170
Regions Financial Corp.	1,177,945	4,629,324
SunTrust Banks, Inc.	501,716	9,898,857
U.S. Bancorp	1,800,028	46,062,717
Wells Fargo & Co.	4,954,909	128,381,692
Zions Bancorp	154,698	2,685,557

		276,600,636

Capital Goods 7.9%
3M Co.	667,919	52,778,959
Caterpillar, Inc.	605,362	57,182,494
Cummins, Inc.	182,562	18,152,140
Danaher Corp.	533,174	25,778,963
Deere & Co.	387,886	29,440,547
Dover Corp.	174,270	9,677,213
Eaton Corp.	313,078	14,032,156
Emerson Electric Co.	713,815	34,348,778
Fastenal Co.	271,898	10,356,595
Flowserve Corp.	50,100	4,643,769
Fluor Corp.	160,582	9,129,087
General Dynamics Corp.	338,960	21,757,842
General Electric Co.	9,963,752	166,494,296
Goodrich Corp.	114,696	14,065,170
Honeywell International, Inc.	733,229	38,421,199
Illinois Tool Works, Inc.	466,036	22,663,331
Ingersoll-Rand plc	300,000	9,339,000
Jacobs Engineering Group, Inc. *	119,534	4,637,919
Joy Global, Inc.	100,000	8,720,000
L-3 Communications Holdings, Inc.	105,783	7,169,972
Lockheed Martin Corp.	257,891	19,573,927
Masco Corp.	347,388	3,334,925
Northrop Grumman Corp.	260,567	15,047,744
PACCAR, Inc.	343,250	14,842,130
Pall Corp.	107,030	5,476,725
Parker Hannifin Corp.	155,336	12,667,651
Precision Castparts Corp.	134,927	22,013,340
Quanta Services, Inc. *	181,000	3,781,090
Raytheon Co.	331,388	14,644,036
Rockwell Automation, Inc.	132,521	8,965,046
Rockwell Collins, Inc.	147,405	8,229,621
Roper Industries, Inc.	85,000	6,893,500
Snap-on, Inc.	58,282	3,127,995
Stanley Black & Decker, Inc.	157,781	10,074,317
Textron, Inc.	259,904	5,047,336
The Boeing Co.	689,254	45,346,021
Tyco International Ltd.	433,600	19,750,480
United Technologies Corp.	851,535	66,402,699
W.W. Grainger, Inc.	57,927	9,923,474
Xylem Inc. *	173,800	4,647,412

		858,578,899

Commercial & Professional Supplies 0.6%
Avery Dennison Corp.	103,076	2,741,821
Cintas Corp.	111,376	3,329,029
Equifax, Inc.	119,661	4,206,084
Iron Mountain, Inc.	190,400	5,889,072
Pitney Bowes, Inc.	196,591	4,006,524
R.R. Donnelley & Sons Co.	194,869	3,176,365
Republic Services, Inc.	299,934	8,536,122
Robert Half International, Inc.	123,342	3,259,929
Stericycle, Inc. *	80,700	6,744,906
The Dun & Bradstreet Corp.	40,100	2,681,086
Waste Management, Inc.	454,916	14,980,384

		59,551,322

Consumer Durables & Apparel 1.0%
Coach, Inc.	267,728	17,421,061
D.R. Horton, Inc.	260,616	2,900,656

See financial notes 1

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Harman International Industries, Inc.	64,756	2,794,869
Hasbro, Inc.	107,917	4,107,321
Leggett & Platt, Inc.	157,894	3,457,879
Lennar Corp., Class A	151,118	2,499,492
Mattel, Inc.	321,294	9,073,342
Newell Rubbermaid, Inc.	250,050	3,700,740
NIKE, Inc., Class B	361,462	34,826,864
PulteGroup, Inc. *	293,286	1,519,221
Ralph Lauren Corp.	60,526	9,610,923
VF Corp.	80,391	11,111,644
Whirlpool Corp.	76,122	3,867,759

		106,891,771

Consumer Services 2.1%
Apollo Group, Inc., Class A *	109,790	5,198,557
Carnival Corp.	433,221	15,253,711
Chipotle Mexican Grill, Inc. *	29,000	9,747,480
Darden Restaurants, Inc.	128,248	6,140,514
DeVry, Inc.	57,700	2,174,136
H&R Block, Inc.	262,105	4,007,585
International Game Technology	280,660	4,936,809
Marriott International, Inc., Class A	267,172	8,415,918
McDonald’s Corp.	966,738	89,761,623
Starbucks Corp.	714,662	30,258,789
Starwood Hotels & Resorts Worldwide, Inc.	180,068	9,023,208
Wyndham Worldwide Corp.	148,464	4,998,783
Wynn Resorts Ltd.	74,700	9,920,160
Yum! Brands, Inc.	444,985	23,837,847

		223,675,120

Diversified Financials 5.7%
American Express Co.	975,741	49,392,009
Ameriprise Financial, Inc.	215,714	10,069,530
Bank of America Corp.	9,478,911	64,740,962
BlackRock, Inc.	94,000	14,832,260
Capital One Financial Corp.	428,374	19,559,557
Citigroup, Inc.	2,734,147	86,371,704
CME Group, Inc.	63,537	17,508,256
Discover Financial Services	500,773	11,798,212
E*TRADE Financial Corp. *	195,319	2,119,211
Federated Investors, Inc., Class B	76,906	1,502,743
Franklin Resources, Inc.	139,335	14,857,291
IntercontinentalExchange, Inc. *	67,958	8,826,385
Invesco Ltd.	436,147	8,753,470
Janus Capital Group, Inc.	171,695	1,126,319
JPMorgan Chase & Co.	3,653,531	126,996,738
Legg Mason, Inc.	143,998	3,959,945
Leucadia National Corp.	177,151	4,752,961
Moody’s Corp.	188,529	6,690,894
Morgan Stanley	1,415,454	24,968,609
Northern Trust Corp.	225,818	9,138,855
NYSE Euronext	245,500	6,522,935
SLM Corp.	494,418	6,758,694
State Street Corp.	466,026	18,822,790
T. Rowe Price Group, Inc.	243,179	12,849,578
The Bank of New York Mellon Corp.	1,163,073	24,750,193
The Charles Schwab Corp. (b)	1,009,981	12,402,567
The Goldman Sachs Group, Inc.	473,969	51,923,304
The NASDAQ OMX Group, Inc. *	159,000	3,982,950

		625,978,922

Energy 12.0%
Alpha Natural Resources, Inc. *	196,430	4,722,177
Anadarko Petroleum Corp.	460,909	36,181,356
Apache Corp.	357,906	35,658,175
Baker Hughes, Inc.	400,863	23,246,045
Cabot Oil & Gas Corp.	92,200	7,165,784
Cameron International Corp. *	228,900	11,248,146
Chesapeake Energy Corp.	609,566	17,140,996
Chevron Corp.	1,881,534	197,655,147
ConocoPhillips	1,286,590	89,610,993
CONSOL Energy, Inc.	212,018	9,065,890
Denbury Resources, Inc. *	377,200	5,922,040
Devon Energy Corp.	404,258	26,256,557
Diamond Offshore Drilling, Inc.	65,300	4,279,762
El Paso Corp.	717,471	17,943,950
EOG Resources, Inc.	247,406	22,125,519
EQT Corp.	140,100	8,896,350
Exxon Mobil Corp.	4,555,941	355,773,433
FMC Technologies, Inc. *	230,000	10,308,600
Halliburton Co.	857,068	32,020,060
Helmerich & Payne, Inc.	95,000	5,052,100
Hess Corp.	293,240	18,345,094
Marathon Oil Corp.	670,652	17,457,071
Marathon Petroleum Corp.	335,326	12,038,203
Murphy Oil Corp.	174,292	9,650,548
Nabors Industries Ltd. *	287,890	5,277,024
National Oilwell Varco, Inc.	401,424	28,633,574
Newfield Exploration Co. *	120,000	4,831,200
Noble Corp. *	230,000	8,266,200
Noble Energy, Inc.	160,284	14,319,772
Occidental Petroleum Corp.	759,350	70,573,989
Peabody Energy Corp.	261,564	11,344,031
Pioneer Natural Resources Co.	119,800	10,051,220
QEP Resources, Inc.	162,691	5,783,665
Range Resources Corp.	150,900	10,387,956
Rowan Cos., Inc. *	126,263	4,354,811
Schlumberger Ltd.	1,263,215	92,808,406
Southwestern Energy Co. *	326,100	13,709,244
Spectra Energy Corp.	595,509	17,049,423
Sunoco, Inc.	109,001	4,058,107
Tesoro Corp. *	164,807	4,275,094
The Williams Cos., Inc.	546,298	16,449,033
Valero Energy Corp.	549,440	13,516,224

		1,313,452,969

Food & Staples Retailing 2.3%
Costco Wholesale Corp.	405,892	33,790,509
CVS Caremark Corp.	1,258,851	45,696,291
Safeway, Inc.	355,696	6,889,832
SUPERVALU, Inc.	229,681	1,842,042
Sysco Corp.	544,957	15,106,208
The Kroger Co.	562,047	13,028,250

2 See financial notes

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Wal-Mart Stores, Inc.	1,647,102	93,423,625
Walgreen Co.	838,911	27,851,845
Whole Foods Market, Inc.	147,716	10,653,278

		248,281,880

Food, Beverage & Tobacco 6.2%
Altria Group, Inc.	1,955,891	53,884,797
Archer-Daniels-Midland Co.	633,199	18,324,779
Beam, Inc.	138,179	6,830,188
Brown-Forman Corp., Class B	88,728	6,630,643
Campbell Soup Co.	168,411	5,599,666
Coca-Cola Enterprises, Inc.	283,362	7,599,769
ConAgra Foods, Inc.	401,749	10,176,302
Constellation Brands, Inc., Class A *	175,065	3,539,814
Dean Foods Co. *	144,970	1,409,108
Dr Pepper Snapple Group, Inc.	192,800	7,220,360
General Mills, Inc.	606,680	23,375,380
H.J. Heinz Co.	303,643	16,226,682
Hormel Foods Corp.	116,700	3,439,149
Kellogg Co.	234,434	12,708,667
Kraft Foods, Inc., Class A	1,654,854	58,217,764
Lorillard, Inc.	129,697	14,352,270
McCormick & Co., Inc. - Non Voting Shares	132,602	6,439,153
Mead Johnson Nutrition Co.	191,100	13,730,535
Molson Coors Brewing Co., Class B	147,030	6,225,250
PepsiCo, Inc.	1,480,863	93,220,326
Philip Morris International, Inc.	1,645,846	114,995,260
Reynolds American, Inc.	327,596	12,671,413
Sara Lee Corp.	573,042	10,200,148
The Coca-Cola Co.	2,148,728	146,801,097
The Hershey Co.	138,628	7,933,681
The JM Smucker Co.	106,275	8,185,301
Tyson Foods, Inc., Class A	277,090	5,347,837

		675,285,339

Health Care Equipment & Services 3.9%
Aetna, Inc.	347,780	13,827,733
AmerisourceBergen Corp.	247,246	10,087,637
Baxter International, Inc.	527,289	28,990,349
Becton, Dickinson & Co.	202,390	15,832,970
Boston Scientific Corp. *	1,434,274	8,447,874
C.R. Bard, Inc.	84,773	7,286,239
Cardinal Health, Inc.	330,733	14,641,550
CareFusion Corp. *	207,066	5,300,890
Cerner Corp. *	137,400	8,715,282
CIGNA Corp.	252,508	11,196,205
Coventry Health Care, Inc. *	138,985	4,421,113
Covidien plc	462,400	21,751,296
DaVita, Inc. *	90,400	6,328,000
DENTSPLY International, Inc.	132,400	4,893,504
Edwards Lifesciences Corp. *	105,000	7,919,100
Express Scripts, Inc. *	457,472	20,920,195
Humana, Inc.	159,403	13,531,721
Intuitive Surgical, Inc. *	36,600	15,879,276
Laboratory Corp. of America Holdings *	89,691	7,520,590
McKesson Corp.	226,275	18,452,726
Medco Health Solutions, Inc. *	361,282	19,819,931
Medtronic, Inc.	983,939	34,182,041
Patterson Cos., Inc.	103,047	3,242,889
Quest Diagnostics, Inc.	148,280	8,274,024
St. Jude Medical, Inc.	319,387	12,456,093
Stryker Corp.	317,640	15,218,132
Tenet Healthcare Corp. *	451,617	2,136,148
UnitedHealth Group, Inc.	1,005,610	48,259,224
Varian Medical Systems, Inc. *	110,706	6,500,656
WellPoint, Inc.	337,929	23,283,308
Zimmer Holdings, Inc. *	177,223	9,327,246

		428,643,942

Household & Personal Products 2.4%
Avon Products, Inc.	391,020	7,147,846
Colgate-Palmolive Co.	459,397	41,515,707
Kimberly-Clark Corp.	367,095	25,590,192
The Clorox Co.	127,857	8,558,747
The Estee Lauder Cos., Inc., Class A	104,026	10,241,360
The Procter & Gamble Co.	2,574,690	164,754,413

		257,808,265

Insurance 3.6%
ACE Ltd.	312,000	22,510,800
Aflac, Inc.	429,773	19,378,465
American International Group, Inc. *	409,577	10,112,456
Aon Corp.	311,450	14,519,799
Assurant, Inc.	89,346	3,443,395
Berkshire Hathaway, Inc., Class B *	1,647,830	128,300,044
Cincinnati Financial Corp.	155,203	4,491,575
Genworth Financial, Inc., Class A *	496,064	3,164,888
Hartford Financial Services Group, Inc.	413,495	7,959,779
Lincoln National Corp.	294,671	5,613,483
Loews Corp.	286,616	11,378,655
Marsh & McLennan Cos., Inc.	507,579	15,542,069
MetLife, Inc.	990,877	34,839,235
Principal Financial Group, Inc.	307,867	7,936,811
Prudential Financial, Inc.	451,431	24,467,560
The Allstate Corp.	502,110	13,225,577
The Chubb Corp.	267,893	17,962,226
The Progressive Corp.	590,520	11,225,785
The Travelers Cos., Inc.	400,660	23,378,511
Torchmark Corp.	95,511	3,909,265
Unum Group	276,440	6,590,330
XL Group plc	312,199	6,787,206

		396,737,914

Materials 3.5%
Air Products & Chemicals, Inc.	203,601	17,538,190
Airgas, Inc.	62,700	4,323,165
AK Steel Holding Corp. (a)	140,900	1,173,697
Alcoa, Inc.	996,064	10,717,649
Allegheny Technologies, Inc.	92,070	4,272,048
Ball Corp.	152,738	5,280,153

See financial notes 3

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Bemis Co., Inc.	88,735	2,494,341
CF Industries Holdings, Inc.	66,225	10,746,331
Cliffs Natural Resources, Inc.	136,800	9,332,496
E.I. du Pont de Nemours & Co.	873,804	42,003,758
Eastman Chemical Co.	122,516	4,813,654
Ecolab, Inc.	218,528	11,765,547
FMC Corp.	67,100	5,293,519
Freeport-McMoran Copper & Gold, Inc.	880,840	35,462,618
International Flavors & Fragrances, Inc.	71,843	4,350,812
International Paper Co.	419,089	11,608,765
MeadWestvaco Corp.	155,750	4,346,982
Monsanto Co.	504,200	36,680,550
Newmont Mining Corp.	457,546	30,577,799
Nucor Corp.	296,100	11,186,658
Owens-Illinois, Inc. *	157,500	3,162,600
PPG Industries, Inc.	153,048	13,224,878
Praxair, Inc.	287,779	29,258,491
Sealed Air Corp.	145,968	2,598,230
Sigma-Aldrich Corp.	116,454	7,625,408
The Dow Chemical Co.	1,106,835	30,858,560
The Mosaic Co.	259,500	15,196,320
The Sherwin-Williams Co.	88,636	7,331,084
Titanium Metals Corp.	82,800	1,386,900
United States Steel Corp. (a)	134,613	3,413,786
Vulcan Materials Co.	106,571	3,334,607

		381,359,596

Media 3.1%
Cablevision Systems Corp., Class A	220,000	3,183,400
CBS Corp., Class B - Non Voting Shares	633,936	16,361,888
Comcast Corp., Class A	2,583,964	60,593,956
DIRECTV, Class A *	685,302	31,153,829
Discovery Communications, Inc., Class A *	255,000	11,082,300
Gannett Co., Inc.	207,114	2,421,163
News Corp., Class A	2,142,001	37,527,857
Omnicom Group, Inc.	257,747	11,464,587
Scripps Networks Interactive, Class A	91,193	3,873,879
The Interpublic Group of Cos., Inc.	454,565	4,309,276
The McGraw-Hill Cos., Inc.	294,267	12,506,347
The Walt Disney Co.	1,735,183	60,523,183
The Washington Post Co., Class B	5,369	1,826,319
Time Warner Cable, Inc.	311,201	19,820,392
Time Warner, Inc.	966,874	33,830,921
Viacom Inc., Class B	534,353	23,431,379

		333,910,676

Pharmaceuticals, Biotechnology & Life Sciences 7.4%
Abbott Laboratories	1,453,886	78,320,839
Agilent Technologies, Inc. *	322,966	11,972,350
Allergan, Inc.	283,958	23,886,547
Amgen, Inc.	865,859	49,587,745
Biogen Idec, Inc. *	227,291	26,447,581
Bristol-Myers Squibb Co.	1,592,364	50,302,779
Celgene Corp. *	434,613	28,175,961
Eli Lilly & Co.	954,623	35,473,791
Forest Laboratories, Inc. *	277,864	8,697,143
Gilead Sciences, Inc. *	722,875	30,114,972
Hospira, Inc. *	141,382	4,446,464
Johnson & Johnson	2,567,825	165,342,252
Life Technologies Corp. *	173,435	7,053,602
Merck & Co., Inc.	2,900,114	100,053,933
Mylan, Inc. *	404,751	7,920,977
PerkinElmer, Inc.	105,660	2,183,992
Pfizer, Inc.	7,310,833	140,806,643
Thermo Fisher Scientific, Inc. *	353,637	17,777,332
Waters Corp. *	81,252	6,509,910
Watson Pharmaceuticals, Inc. *	125,746	8,445,101

		803,519,914

Real Estate 1.8%
Apartment Investment & Management Co., Class A	127,314	3,140,837
AvalonBay Communities, Inc.	88,099	11,777,955
Boston Properties, Inc.	133,576	13,222,688
CBRE Group, Inc. *	280,140	4,980,889
Equity Residential	275,322	16,155,895
HCP, Inc.	381,500	15,202,775
Health Care REIT, Inc.	165,500	8,720,195
Host Hotels & Resorts, Inc.	637,211	9,093,001
Kimco Realty Corp.	378,159	6,606,438
Plum Creek Timber Co., Inc.	158,777	5,979,542
ProLogis, Inc.	430,089	12,799,449
Public Storage	130,878	16,889,806
Simon Property Group, Inc.	278,153	35,725,971
Ventas, Inc.	270,300	15,031,383
Vornado Realty Trust REIT	174,156	14,421,858
Weyerhaeuser Co.	494,240	8,886,435

		198,635,117

Retailing 3.7%
Abercrombie & Fitch Co., Class A	78,745	5,858,628
Amazon.com, Inc. *	340,290	72,655,318
AutoNation, Inc. *	40,833	1,590,037
AutoZone, Inc. *	27,098	8,768,642
Bed Bath & Beyond, Inc. *	226,869	14,029,579
Best Buy Co., Inc.	296,557	7,778,690
Big Lots, Inc. *	72,567	2,735,050
CarMax, Inc. *	200,000	6,012,000
Expedia, Inc.	190,226	4,995,335
Family Dollar Stores, Inc.	108,430	6,357,251
GameStop Corp., Class A *	146,800	3,753,676
Genuine Parts Co.	142,838	8,203,186
J.C. Penney Co., Inc.	153,021	4,908,914
Kohl’s Corp.	275,510	14,604,785
Limited Brands, Inc.	227,535	9,718,020
Lowe’s Cos., Inc.	1,181,188	24,828,572
Macy’s, Inc.	399,926	12,209,741
Netflix, Inc. *	49,200	4,038,336
Nordstrom, Inc.	151,296	7,669,194
O’Reilly Automotive, Inc. *	121,200	9,217,260
Priceline.com, Inc. *	45,900	23,304,348

4 See financial notes

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Ross Stores, Inc.	115,000	10,088,950
Sears Holdings Corp. (a)*	44,826	3,504,497
Staples, Inc.	653,469	9,775,896
Target Corp.	642,708	35,188,263
The Gap, Inc.	325,062	6,143,672
The Home Depot, Inc.	1,465,750	52,473,850
The TJX Cos., Inc.	356,953	21,035,240
Tiffany & Co.	116,328	9,274,831
Urban Outfitters, Inc. *	111,100	3,027,475

		403,749,236

Semiconductors & Semiconductor Equipment 2.4%
Advanced Micro Devices, Inc. *	484,339	2,823,696
Altera Corp.	301,746	11,442,208
Analog Devices, Inc.	296,254	10,834,009
Applied Materials, Inc.	1,215,472	14,974,615
Broadcom Corp., Class A *	451,218	16,284,458
First Solar, Inc. (a)*	47,800	2,379,006
Intel Corp.	4,920,305	120,744,285
KLA-Tencor Corp.	160,681	7,566,468
Linear Technology Corp.	214,968	6,945,616
LSI Corp. *	573,376	3,583,600
MEMC Electronic Materials, Inc. *	164,927	987,913
Microchip Technology, Inc.	178,623	6,459,008
Micron Technology, Inc. *	940,775	5,258,932
Novellus Systems, Inc. *	66,111	2,284,135
NVIDIA Corp. *	565,682	8,372,094
Teradyne, Inc. *	168,449	2,412,190
Texas Instruments, Inc.	1,082,554	33,266,884
Xilinx, Inc.	269,163	9,006,194

		265,625,311

Software & Services 9.5%
Accenture plc, Class A	610,000	36,758,600
Adobe Systems, Inc. *	462,776	13,610,242
Akamai Technologies, Inc. *	169,341	4,562,047
Autodesk, Inc. *	214,381	7,417,583
Automatic Data Processing, Inc.	458,073	23,970,960
BMC Software, Inc. *	162,339	5,642,904
CA, Inc.	370,925	8,034,235
Citrix Systems, Inc. *	176,408	12,847,795
Cognizant Technology Solutions Corp., Class A *	281,348	20,468,067
Computer Sciences Corp.	144,040	4,531,498
Compuware Corp. *	278,185	2,350,663
eBay, Inc. *	1,065,169	33,904,329
Electronic Arts, Inc. *	305,892	7,142,578
Fidelity National Information Services, Inc.	232,234	6,079,886
Fiserv, Inc. *	132,652	7,809,223
Google, Inc., Class A *	235,862	139,781,256
International Business Machines Corp.	1,119,090	206,617,587
Intuit, Inc.	284,809	15,285,699
MasterCard, Inc., Class A	100,000	34,724,000
Microsoft Corp.	6,995,831	186,298,980
Monster Worldwide, Inc. *	89,138	822,744
Oracle Corp.	3,692,686	121,009,320
Paychex, Inc.	305,065	8,889,594
Red Hat, Inc. *	180,900	8,981,685
SAIC, Inc. *	252,000	3,132,360
Salesforce.com, Inc. *	126,967	16,908,195
Symantec Corp. *	692,550	11,780,276
Teradata Corp. *	161,371	9,627,394
The Western Union Co.	630,625	11,017,019
Total System Services, Inc.	177,100	3,522,519
VeriSign, Inc.	149,825	4,807,884
Visa, Inc., Class A	474,700	44,270,522
Yahoo!, Inc. *	1,162,255	18,177,668

		1,040,785,312

Technology Hardware & Equipment 7.3%
Amphenol Corp., Class A	161,800	7,683,882
Apple, Inc. *	868,740	351,648,577
Cisco Systems, Inc.	5,153,828	95,500,433
Corning, Inc.	1,450,987	20,734,604
Dell, Inc. *	1,453,085	22,973,274
EMC Corp. *	1,949,545	47,783,348
F5 Networks, Inc. *	74,000	7,692,300
FLIR Systems, Inc.	149,700	3,937,110
Harris Corp.	129,300	4,881,075
Hewlett-Packard Co.	1,959,508	52,142,508
Jabil Circuit, Inc.	170,686	3,509,304
JDS Uniphase Corp. *	191,981	2,303,772
Juniper Networks, Inc. *	491,565	12,028,596
Lexmark International, Inc., Class A *	83,508	2,647,204
Molex, Inc.	126,666	3,127,383
Motorola Mobility Holdings, Inc. *	241,981	9,408,221
Motorola Solutions, Inc.	282,922	13,271,871
NetApp, Inc. *	345,174	14,138,327
QUALCOMM, Inc.	1,569,565	80,989,554
SanDisk Corp. *	218,124	11,052,343
TE Connectivity Ltd.	400,000	14,220,000
Tellabs, Inc.	436,856	1,891,586
The Western Digital Corp. *	206,000	5,487,840
Xerox Corp.	1,284,866	10,510,204

		799,563,316

Telecommunication Services 3.0%
American Tower Corp., Class A *	368,100	20,282,310
AT&T, Inc.	5,552,836	162,753,623
CenturyLink, Inc.	577,643	20,367,692
Frontier Communications Corp.	937,945	5,871,536
MetroPCS Communications, Inc. *	243,900	2,073,150
Sprint Nextel Corp. *	2,882,208	7,407,275
Verizon Communications, Inc.	2,648,178	97,929,622
Windstream Corp.	473,774	5,765,830

		322,451,038

Transportation 1.9%
C.H. Robinson Worldwide, Inc.	155,995	10,830,733
CSX Corp.	1,013,291	22,505,193
Expeditors International of Washington, Inc.	199,300	9,088,080

See financial notes 5

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
FedEx Corp.	291,868	23,883,558
Norfolk Southern Corp.	325,292	24,068,355
Ryder System, Inc.	60,702	3,092,160
Southwest Airlines Co.	753,336	6,441,023
Union Pacific Corp.	458,375	45,640,399
United Parcel Service, Inc., Class B	923,318	64,853,856

		210,403,357

Utilities 3.6%
Ameren Corp.	217,420	6,931,350
American Electric Power Co., Inc.	445,802	17,511,103
CenterPoint Energy, Inc.	399,066	8,316,535
CMS Energy Corp.	237,984	4,954,827
Consolidated Edison, Inc.	271,565	15,715,467
Constellation Energy Group, Inc.	182,265	7,235,920
Dominion Resources, Inc.	551,564	28,455,187
DTE Energy Co.	153,312	7,989,088
Duke Energy Corp.	1,234,298	25,204,365
Edison International	306,093	12,427,376
Entergy Corp.	173,453	11,997,744
Exelon Corp.	615,890	27,339,357
FirstEnergy Corp.	390,694	17,565,602
Integrys Energy Group, Inc.	71,494	3,782,748
NextEra Energy, Inc.	394,238	22,235,023
Nicor, Inc.	34,408	1,935,450
NiSource, Inc.	256,762	5,671,873
Northeast Utilities	163,700	5,659,109
NRG Energy, Inc. *	240,000	5,140,800
ONEOK, Inc.	100,200	7,620,210
Pepco Holdings, Inc.	205,700	4,072,860
PG&E Corp.	371,106	15,920,447
Pinnacle West Capital Corp.	94,461	4,305,532
PPL Corp.	528,970	15,535,849
Progress Energy, Inc.	280,959	14,637,964
Public Service Enterprise Group, Inc.	472,170	15,912,129
SCANA Corp.	113,900	4,815,692
Sempra Energy	240,269	12,909,653
Southern Co.	803,625	34,716,600
TECO Energy, Inc.	194,819	3,617,789
The AES Corp. *	623,349	6,993,976
Wisconsin Energy Corp.	218,600	7,089,198
Xcel Energy, Inc.	448,186	11,585,608

		395,802,431

Total Common Stock
(Cost $8,824,947,361)		10,701,120,014

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 1.7% of net assets

Time Deposit 1.6%
Bank of America
0.03%, 11/01/11	170,540,163	170,540,163

U.S. Treasury Obligations 0.1%
U.S. Treasury Bills
(0.01)%, 12/15/11 (c)(d)	800,000	800,000
0.00%, 12/15/11 (c)(d)	10,230,000	10,230,003
0.01%, 12/15/11 (c)(d)	1,100,000	1,100,000

		12,130,003

Total Short-Term Investments
(Cost $182,670,166)		182,670,166

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.1% of net assets

Invesco Short Term Investment Trust Government & Agency Portfolio	10,781,362	10,781,362

Total Collateral Invested for Securities on Loan
(Cost $10,781,362)		10,781,362

End of Collateral Invested for Securities on Loan.

At 10/31/11, tax basis cost of the fund’s investments was $9,051,852,174 and the unrealized appreciation and depreciation were $3,227,324,321 and ($1,395,386,315), respectively, with a net unrealized appreciation of $1,831,938,006.

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	Issuer is affiliated with the fund’s adviser.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/11.

		Contract	Unrealized
	Number of	Value	Gains
	Contracts	($)	($)

Futures Contract
S&P 500 Index, e-mini, Long, expires 12/16/11	2,900	181,148,500	8,117,863

6 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

99.4%		Common Stock	1,332,736,154	1,492,931,898
0.0%		Rights	—	—
0.0%		Warrants	—	—
0.2%		Short-Term Investment	2,705,000	2,705,000

99.6%		Total Investments	1,335,441,154	1,495,636,898
2.7%		Collateral Invested for Securities on Loan	40,423,756	40,423,756
(2	.3)%	Other Assets and Liabilities, Net		(34,384,644)

100.0%		Net Assets		1,501,676,010

	Number	Value
Security	of Shares	($)

Common Stock 99.4% of net assets

Automobiles & Components 0.6%
American Axle & Manufacturing Holdings, Inc. *	111,900	1,084,311
Cooper Tire & Rubber Co.	107,723	1,543,671
Dorman Products, Inc. *	23,300	887,963
Drew Industries, Inc.	33,200	797,796
Exide Technologies *	134,600	605,700
Fuel Systems Solutions, Inc. *	27,600	644,184
Modine Manufacturing Co. *	81,000	856,170
Superior Industries International, Inc.	42,700	780,983
Thor Industries, Inc.	77,500	2,049,100

		9,249,878

Banks 6.3%
1st Source Corp.	21,121	507,749
Astoria Financial Corp.	155,200	1,288,160
BancFirst Corp.	9,216	356,659
BancorpSouth, Inc.	127,700	1,247,629
Bank of the Ozarks, Inc.	44,600	1,109,202
Beneficial Mutual Bancorp, Inc. *	60,203	494,267
Boston Private Financial Holdings, Inc.	133,200	1,009,656
Brookline Bancorp, Inc.	102,992	861,013
Capitol Federal Financial, Inc.	243,900	2,704,851
Cathay General Bancorp	129,522	1,812,013
Chemical Financial Corp.	46,903	944,157
City Holding Co.	26,300	864,218
Columbia Banking System, Inc.	71,800	1,369,226
Community Bank System, Inc.	65,200	1,666,512
Community Trust Bancorp, Inc.	26,500	750,745
CVB Financial Corp.	156,319	1,517,858
Dime Community Bancshares	47,900	570,968
F.N.B. Corp.	222,137	2,241,362
First Commonwealth Financial Corp.	176,656	814,384
First Financial Bancorp	100,989	1,656,220
First Financial Bankshares, Inc. (c)	54,331	1,725,553
First Interstate BancSystem, Inc.	33,500	423,440
First Midwest Bancorp, Inc.	115,763	1,043,025
Flagstar Bancorp, Inc. *	336,700	262,626
Glacier Bancorp, Inc.	130,811	1,484,705
Hancock Holding Co.	147,149	4,458,615
Home Bancshares, Inc.	39,490	926,041
IBERIABANK Corp.	45,800	2,368,776
Independent Bank Corp.	38,500	997,920
International Bancshares Corp.	95,400	1,728,648
Investors Bancorp, Inc. *	86,400	1,199,232
Kearny Financial Corp.	29,200	284,116
MB Financial, Inc.	99,224	1,644,142
MGIC Investment Corp. *	302,400	804,384
National Penn Bancshares, Inc.	215,078	1,677,608
NBT Bancorp, Inc.	59,985	1,290,877
Northfield Bancorp, Inc. (c)	33,300	459,873
Northwest Bancshares, Inc.	186,709	2,328,261
Ocwen Financial Corp. *	152,000	2,204,000
Old National Bancorp	177,883	2,058,106
Oriental Financial Group, Inc.	80,500	852,495
Oritani Financial Corp.	97,750	1,266,840
PacWest Bancorp	58,516	1,032,222
Park National Corp. (c)	20,953	1,251,104
Pinnacle Financial Partners, Inc. *	60,632	910,086
PrivateBancorp, Inc.	94,476	1,029,788
Prosperity Bancshares, Inc.	86,400	3,325,536
Provident Financial Services, Inc.	94,551	1,224,435
Radian Group, Inc.	182,300	428,405
S&T Bancorp, Inc.	43,681	815,524
Signature Bank *	80,509	4,488,377
Simmons First National Corp., Class A	28,700	745,052
Susquehanna Bancshares, Inc.	243,608	1,768,594
Texas Capital Bancshares, Inc. *	63,900	1,789,200
The PMI Group, Inc. (a)(b)*	380,200	59,311
TrustCo Bank Corp. NY	153,302	760,378
Trustmark Corp.	102,477	2,268,841
UMB Financial Corp.	52,000	1,917,240
Umpqua Holdings Corp.	213,195	2,441,083
United Bankshares, Inc. (c)	78,222	1,856,990
Washington Federal, Inc.	195,700	2,671,305
Webster Financial Corp.	138,200	2,714,248
WesBanco, Inc.	46,698	927,422
Westamerica Bancorp	50,600	2,267,892
Western Alliance Bancorp *	121,900	792,350
Wintrust Financial Corp.	60,955	1,760,380

		94,521,895

Capital Goods 9.8%
3D Systems Corp. *	71,300	1,160,051
A.O. Smith Corp.	63,195	2,348,326
A123 Systems, Inc. (c)*	136,200	467,166

See financial notes 17

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
AAON, Inc.	34,650	733,540
AAR CORP.	71,597	1,426,928
Actuant Corp., Class A	127,848	2,876,580
Aegion Corp. *	71,500	1,057,485
Aerovironment, Inc. *	24,400	805,932
Aircastle Ltd.	80,100	971,613
Albany International Corp., Class A	48,200	1,088,838
Altra Holdings, Inc. *	46,500	683,550
American Science & Engineering, Inc.	15,700	1,067,914
American Superconductor Corp. (c)*	42,500	185,300
Applied Industrial Technologies, Inc.	68,466	2,301,827
Astec Industries, Inc. *	35,595	1,183,534
AZZ, Inc.	22,600	1,009,316
Barnes Group, Inc.	86,440	2,011,459
Beacon Roofing Supply, Inc. *	79,382	1,463,010
Belden, Inc.	83,200	2,685,696
Blount International, Inc. *	83,662	1,299,271
Brady Corp., Class A	92,429	2,839,419
Briggs & Stratton Corp.	79,293	1,157,678
Cascade Corp.	16,000	689,600
Ceradyne, Inc. *	43,612	1,459,257
Chart Industries, Inc. *	51,200	2,893,312
CIRCOR International, Inc.	30,600	1,065,492
Colfax Corp. (c)*	60,400	1,525,704
Comfort Systems USA, Inc.	70,700	777,700
Commercial Vehicle Group, Inc. *	40,200	443,406
Cubic Corp.	28,515	1,343,627
Curtiss-Wright Corp.	83,400	2,733,852
DigitalGlobe, Inc. *	80,000	1,632,000
Dycom Industries, Inc. *	61,100	1,187,173
EMCOR Group, Inc.	124,200	3,113,694
Encore Wire Corp.	31,541	838,360
EnerSys *	87,678	1,975,385
EnPro Industries, Inc. *	36,200	1,246,728
ESCO Technologies, Inc.	48,669	1,487,811
Franklin Electric Co., Inc.	32,718	1,502,411
GATX Corp.	86,100	3,270,078
Generac Holdings, Inc. *	44,600	1,019,556
General Cable Corp. *	95,500	2,677,820
GeoEye, Inc. *	38,400	1,289,088
Granite Construction, Inc.	61,900	1,392,750
Great Lakes Dredge & Dock Co.	102,100	525,815
Griffon Corp. *	77,421	733,177
HEICO Corp.	64,356	3,669,579
Hexcel Corp. *	180,083	4,449,851
II-VI, Inc. *	88,400	1,680,484
Interline Brands, Inc. *	57,534	857,257
John Bean Technologies Corp.	49,900	805,386
Kaman Corp.	46,549	1,547,754
Kaydon Corp.	59,535	1,872,971
Layne Christensen Co. *	33,911	854,218
Lindsay Corp.	19,800	1,150,380
MasTec, Inc. *	97,573	2,109,528
Meritor, Inc. *	163,700	1,558,424
Moog, Inc., Class A *	81,500	3,156,495
Mueller Industries, Inc.	70,324	2,844,606
Mueller Water Products, Inc., Class A	243,100	668,525
NACCO Industries, Inc., Class A	10,777	884,792
National Presto Industries, Inc.	8,600	821,300
Orbital Sciences Corp. *	100,836	1,558,925
Polypore International, Inc. *	59,400	3,115,530
Powell Industries, Inc. *	16,000	537,760
Quanex Building Products Corp.	67,404	994,209
Raven Industries, Inc.	31,500	1,890,315
RBC Bearings, Inc. *	37,300	1,510,650
Robbins & Myers, Inc.	83,000	3,709,270
RSC Holdings, Inc. *	104,400	1,018,944
Rush Enterprises, Inc., Class A *	58,987	1,138,449
Satcon Technology Corp. (c)*	70,900	75,154
Sauer-Danfoss, Inc. *	20,200	782,144
Simpson Manufacturing Co., Inc.	70,694	2,167,478
Sun Hydraulics Corp.	44,250	1,272,630
TAL International Group, Inc.	39,100	1,088,153
Teledyne Technologies, Inc. *	67,200	3,660,384
Tennant Co.	35,700	1,381,233
The Gorman-Rupp Co.	26,625	715,414
The Greenbrier Cos., Inc. *	43,300	805,813
The Manitowoc Co., Inc.	233,200	2,583,856
The Middleby Corp. *	33,052	2,785,623
The Toro Co.	55,135	2,979,495
Titan International, Inc.	73,600	1,656,000
Tredegar Corp.	39,900	772,863
TriMas Corp. *	48,600	947,214
Tutor Perini Corp.	44,230	642,662
United Rentals, Inc. *	115,200	2,696,832
Universal Forest Products, Inc.	35,562	998,225
USG Corp. (c)*	149,400	1,383,444
Vicor Corp.	34,100	312,015
Wabash National Corp. *	118,800	819,720
Watsco, Inc.	50,400	3,107,664
Watts Water Technologies, Inc., Class A	50,907	1,603,061

		147,290,908

Commercial & Professional Supplies 4.1%
ABM Industries, Inc.	85,809	1,735,058
Acacia Research *	66,200	2,637,408
Acco Brands Corp. *	100,400	689,748
Consolidated Graphics, Inc. *	17,100	779,076
CoStar Group, Inc. *	45,083	2,773,957
Deluxe Corp.	92,646	2,188,298
EnergySolutions, Inc. *	136,500	514,605
EnerNOC, Inc. (c)*	22,700	201,349
Exponent, Inc. *	25,300	1,218,954
FTI Consulting, Inc. *	80,800	3,184,328
G & K Services, Inc., Class A	32,530	987,611
Healthcare Services Group, Inc.	119,925	2,080,699
Heidrick & Struggles International, Inc.	24,100	476,698
Herman Miller, Inc.	106,100	2,190,965
Higher One Holdings, Inc. (c)*	29,400	518,616
HNI Corp.	78,700	1,892,735
Huron Consulting Group, Inc. *	37,500	1,350,375
ICF International, Inc. *	33,700	787,906
Insperity, Inc.	42,810	1,103,642
Interface, Inc., Class A	111,800	1,457,872
KAR Auction Services, Inc. *	58,800	808,500
Kelly Services, Inc., Class A	51,223	837,496
Kforce, Inc. *	59,400	757,944

18 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Knoll, Inc.	86,303	1,316,121
Korn/Ferry International *	84,161	1,344,051
M&F Worldwide Corp. *	19,070	472,173
McGrath Rentcorp	41,098	1,098,139
Mine Safety Appliances Co.	55,589	1,865,011
Mobile Mini, Inc. *	79,668	1,445,178
Navigant Consulting, Inc. *	91,948	1,041,771
Quad Graphics, Inc.	40,000	788,800
Resources Connection, Inc.	79,350	879,991
Schawk, Inc.	17,700	238,773
Steelcase, Inc., Class A	137,642	1,019,927
Sykes Enterprises, Inc. *	70,893	1,129,325
Team, Inc. *	33,000	825,330
Tetra Tech, Inc. *	108,700	2,372,921
The Advisory Board Co. *	27,176	1,664,530
The Brink’s Co.	80,700	2,242,653
The Corporate Executive Board Co.	59,600	2,180,764
The Geo Group, Inc. *	120,700	2,200,361
TrueBlue, Inc. *	80,576	1,065,215
UniFirst Corp.	26,335	1,378,637
United Stationers, Inc.	81,134	2,580,873
Viad Corp.	33,896	709,443

		61,033,827

Consumer Durables & Apparel 2.4%
American Greetings Corp., Class A	76,311	1,221,739
Brunswick Corp.	166,000	2,931,560
Callaway Golf Co.	108,369	629,624
Carter’s, Inc. *	94,414	3,596,229
Crocs, Inc. *	162,000	2,862,540
Eastman Kodak Co. (c)*	367,500	407,925
Ethan Allen Interiors, Inc.	49,979	989,584
G-III Apparel Group Ltd. *	26,600	749,854
Helen of Troy Ltd. *	54,100	1,565,113
Iconix Brand Group, Inc. *	127,900	2,295,805
iRobot Corp. *	39,800	1,347,628
JAKKS Pacific, Inc.	48,000	910,560
KB HOME	110,500	770,185
M.D.C. Holdings, Inc.	65,600	1,469,440
Maidenform Brands, Inc. *	40,700	1,000,406
Meritage Homes Corp. *	42,785	759,434
Quiksilver, Inc. *	225,200	754,420
Skechers U.S.A., Inc., Class A *	61,478	876,676
Standard Pacific Corp. *	179,000	544,160
Steven Madden Ltd. *	61,200	2,258,280
The Jones Group, Inc.	157,100	1,754,807
The Ryland Group, Inc.	66,800	901,800
True Religion Apparel, Inc. *	46,600	1,580,672
Wolverine World Wide, Inc.	86,736	3,289,897

		35,468,338

Consumer Services 5.1%
American Public Education, Inc. *	33,500	1,199,635
Ameristar Casinos, Inc.	53,975	998,537
Ascent Capital Group, Inc., Class A *	25,200	1,146,348
Biglari Holdings, Inc. *	2,600	897,312
BJ’s Restaurants, Inc. *	38,900	2,058,977
Bob Evans Farms, Inc.	51,646	1,699,153
Boyd Gaming Corp. (c)*	93,600	606,528
Bridgepoint Education, Inc. (c)*	33,300	721,611
Brinker International, Inc.	147,200	3,370,880
Buffalo Wild Wings, Inc. *	31,900	2,112,418
Capella Education Co. *	28,800	1,002,528
Career Education Corp. *	114,400	1,845,272
CEC Entertainment, Inc.	35,738	1,130,035
Churchill Downs, Inc.	20,261	973,946
Coinstar, Inc. (c)*	58,100	2,773,694
Corinthian Colleges, Inc. (c)*	81,100	154,901
Cracker Barrel Old Country Store, Inc.	42,053	1,782,627
DineEquity, Inc. *	27,800	1,305,488
Domino’s Pizza, Inc. *	94,579	3,029,365
Gaylord Entertainment Co. *	86,235	2,017,037
Grand Canyon Education, Inc. *	50,900	830,179
Hillenbrand, Inc.	111,800	2,360,098
International Speedway Corp., Class A	50,400	1,202,544
Interval Leisure Group, Inc. *	72,800	1,005,368
Jack in the Box, Inc. *	91,988	1,893,113
K12, Inc. *	60,800	2,131,040
Krispy Kreme Doughnuts, Inc. *	117,300	828,138
LIFE TIME FITNESS, Inc. *	74,877	3,229,445
Matthews International Corp., Class A	50,984	1,791,578
Orient-Express Hotels Ltd., Class A *	163,400	1,393,802
P.F. Chang’s China Bistro, Inc.	40,742	1,267,076
Papa John’s International, Inc. *	34,955	1,180,081
Peet’s Coffee & Tea, Inc. *	23,900	1,522,908
Pinnacle Entertainment, Inc. *	107,285	1,214,466
Regis Corp.	103,049	1,685,882
Ruby Tuesday, Inc. *	118,600	995,054
Scientific Games Corp., Class A *	103,000	895,070
Shuffle Master, Inc. *	98,600	1,046,146
Six Flags Entertainment Corp.	100,000	3,590,000
Sonic Corp. *	89,529	663,410
Speedway Motorsports, Inc.	21,584	280,592
Steiner Leisure Ltd. *	25,809	1,243,478
Stewart Enterprises, Inc., Class A	144,000	927,360
Strayer Education, Inc.	23,600	2,010,956
Texas Roadhouse, Inc.	101,096	1,448,706
The Cheesecake Factory, Inc. *	103,000	2,882,970
The Wendy’s Co.	559,600	2,831,576
Universal Technical Institute, Inc. *	38,600	551,208
Vail Resorts, Inc.	62,571	2,788,164

		76,516,700

Diversified Financials 2.4%
BGC Partners, Inc., Class A	135,000	924,750
BlackRock Kelso Capital Corp.	91,300	779,702
Cash America International, Inc.	53,170	2,911,057
Cohen & Steers, Inc.	30,628	832,163
Credit Acceptance Corp. *	16,500	1,137,180
DFC Global Corp. *	78,800	1,727,296
Duff & Phelps Corp., Class A	51,300	650,997
Encore Capital Group, Inc. *	24,700	669,123
Evercore Partners, Inc., Class A	31,200	856,128
EZCORP, Inc., Class A *	89,500	2,486,310
Fifth Street Finance Corp.	139,100	1,371,526

See financial notes 19

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Financial Engines, Inc. *	56,100	1,274,031
First Cash Financial Services, Inc. *	55,100	2,286,650
GAMCO Investors, Inc., Class A	8,700	409,770
GFI Group, Inc.	92,868	401,190
Interactive Brokers Group, Inc., Class A	72,700	1,118,126
Investment Technology Group, Inc. *	71,265	813,134
KBW, Inc.	47,000	665,520
Knight Capital Group, Inc., Class A *	179,000	2,235,710
MarketAxess Holdings, Inc.	65,260	1,907,550
MCG Capital Corp.	136,200	631,968
MF Global Holdings Ltd. (a)(b)*	283,600	68,064
Nelnet, Inc., Class A	35,600	764,688
NewStar Financial, Inc. *	46,600	499,552
PHH Corp. *	99,363	1,833,247
PICO Holdings, Inc. *	41,600	950,144
Piper Jaffray Cos., Inc. *	29,439	611,154
Portfolio Recovery Associates, Inc. *	29,643	2,079,160
Prospect Capital Corp.	188,900	1,807,773
World Acceptance Corp. *	27,200	1,840,080

		36,543,743

Energy 5.4%
Apco Oil & Gas International, Inc.	15,900	1,319,700
Approach Resources, Inc. (c)*	47,400	1,157,034
ATP Oil & Gas Corp. (c)*	70,100	739,555
Basic Energy Services, Inc. *	51,600	946,344
Bill Barrett Corp. *	84,200	3,502,720
BPZ Resources, Inc. (c)*	129,900	388,401
Bristow Group, Inc.	67,087	3,339,591
Cal Dive International, Inc. *	115,700	259,168
Carrizo Oil & Gas, Inc. *	64,200	1,746,240
Clayton Williams Energy, Inc. *	11,000	718,740
Clean Energy Fuels Corp. (c)*	81,700	965,694
Cloud Peak Energy, Inc. *	106,500	2,444,175
Comstock Resources, Inc. *	82,300	1,501,152
Contango Oil & Gas Co. *	23,200	1,492,688
CVR Energy, Inc. *	139,600	3,456,496
Energy Partners Ltd. *	62,700	899,118
Energy XXI (Bermuda) Ltd. *	130,700	3,838,659
Exterran Holdings, Inc. *	100,900	958,550
GeoResources, Inc. *	30,800	817,432
Global Industries Ltd. *	174,282	1,385,542
Goodrich Petroleum Corp. (c)*	44,700	708,495
GulfMark Offshore, Inc., Class A *	44,800	1,863,232
Gulfport Energy Corp. *	70,600	2,198,484
Helix Energy Solutions Group, Inc. *	194,300	3,509,058
Hornbeck Offshore Services, Inc. *	40,445	1,328,214
Houston American Energy Corp. (c)	28,600	447,876
Hyperdynamics Corp. (c)*	271,400	1,329,860
ION Geophysical Corp. *	268,900	2,049,018
James River Coal Co. *	62,100	642,735
Key Energy Services, Inc. *	243,600	3,149,748
Knightsbridge Tankers Ltd. (c)	41,400	698,832
Lufkin Industries, Inc.	55,090	3,255,268
Magnum Hunter Resources Corp. *	197,000	886,500
Newpark Resources, Inc. *	157,210	1,403,885
Nordic American Tanker Shipping Ltd. (c)	83,000	1,196,860
Northern Oil & Gas, Inc. *	101,300	2,448,421
Overseas Shipholding Group, Inc.	36,800	459,264
OYO Geospace Corp. *	7,600	597,208
Parker Drilling Co. *	203,165	1,123,502
Penn Virginia Corp.	68,878	419,467
Petroleum Development Corp. *	37,203	971,370
PetroQuest Energy, Inc. *	78,000	568,620
Pioneer Drilling Co. *	116,500	1,152,185
Rex Energy Corp. *	54,300	840,564
Rosetta Resources, Inc. *	96,500	4,278,810
SemGroup Corp. *	72,200	2,020,156
Stone Energy Corp. *	82,168	1,995,861
Swift Energy Co. *	75,001	2,296,531
TETRA Technologies, Inc. *	135,774	1,289,853
USEC, Inc. *	214,023	449,448
Vantage Drilling Co. *	341,800	464,848
Venoco, Inc. *	38,600	375,964
W&T Offshore, Inc.	63,200	1,244,408
Western Refining, Inc. *	98,322	1,571,186
Willbros Group, Inc. *	57,200	291,148

		81,403,878

Food & Staples Retailing 1.3%
Casey’s General Stores, Inc.	68,000	3,369,400
Ingles Markets, Inc., Class A	23,631	356,828
Nash Finch Co.	22,900	602,728
PriceSmart, Inc.	29,900	2,273,596
Rite Aid Corp. *	1,101,400	1,277,624
Ruddick Corp.	75,100	3,282,621
SUPERVALU, Inc.	368,900	2,958,578
The Andersons, Inc.	34,500	1,273,740
United Natural Foods, Inc. *	87,482	3,193,968
Weis Markets, Inc.	20,000	791,000

		19,380,083

Food, Beverage & Tobacco 2.4%
B&G Foods, Inc.	87,100	1,848,262
Cal-Maine Foods, Inc. (c)	22,300	743,036
Central European Distribution Corp. (c)*	106,900	577,260
Chiquita Brands International, Inc. *	79,302	704,202
Coca-Cola Bottling Co. Consolidated	3,700	207,644
Darling International, Inc. *	209,500	2,937,190
Dean Foods Co. *	338,300	3,288,276
Diamond Foods, Inc. (c)	39,000	2,564,250
Dole Food Co., Inc. *	65,900	697,222
Fresh Del Monte Produce, Inc.	70,300	1,789,838
J & J Snack Foods Corp.	24,900	1,284,093
Lancaster Colony Corp.	33,400	2,221,768
National Beverage Corp.	18,401	311,345
Pilgrim’s Pride Corp. *	134,100	675,864
Sanderson Farms, Inc.	35,700	1,767,150
Snyders-Lance, Inc.	89,000	1,888,580

20 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Boston Beer Co., Inc., Class A (c)*	15,600	1,380,288
The Hain Celestial Group, Inc. *	75,531	2,534,820
Tootsie Roll Industries, Inc.	42,895	1,062,509
TreeHouse Foods, Inc. *	63,600	3,901,224
Universal Corp.	40,945	1,753,265
Vector Group Ltd. (c)	102,041	1,792,860

		35,930,946

Health Care Equipment & Services 7.2%
Abaxis, Inc. *	40,500	1,136,430
Accretive Health, Inc. (c)*	57,900	1,378,599
Air Methods Corp. *	20,100	1,624,482
Align Technology, Inc. *	120,000	2,763,600
Amedisys, Inc. *	41,100	539,643
AmSurg Corp. *	55,300	1,400,749
Analogic Corp.	22,254	1,203,496
ArthroCare Corp. *	47,800	1,441,170
athenahealth, Inc. *	61,000	3,227,510
Bio-Reference Laboratories, Inc. *	41,400	829,656
Catalyst Health Solutions, Inc. *	90,100	4,952,797
Centene Corp. *	88,092	3,096,434
Chemed Corp.	40,100	2,380,336
Computer Programs & Systems, Inc.	18,800	960,116
CONMED Corp. *	51,500	1,352,905
CorVel Corp. *	10,300	531,171
Cyberonics, Inc. *	42,800	1,232,640
Dexcom, Inc. *	117,000	1,145,430
Emdeon, Inc., Class A *	42,200	800,534
Emeritus Corp. *	47,800	846,538
Ensign Group, Inc.	22,800	518,928
Gentiva Health Services, Inc. *	21,396	88,579
Greatbatch, Inc. *	41,000	915,530
Haemonetics Corp. *	44,600	2,718,370
Hanger Orthopedic Group, Inc. *	58,300	1,012,671
Healthspring, Inc. *	123,844	6,680,145
HeartWare International, Inc. *	12,400	842,332
HMS Holdings Corp. *	156,000	3,812,640
ICU Medical, Inc. *	20,800	817,648
Insulet Corp. *	80,800	1,318,656
Integra LifeSciences Holdings *	38,348	1,229,437
Invacare Corp.	56,911	1,277,652
IPC The Hospitalist Co. *	28,300	1,186,619
Kindred Healthcare, Inc. *	93,275	1,086,654
Landauer, Inc.	16,700	855,875
LHC Group, Inc. *	26,400	414,216
LifePoint Hospitals, Inc. *	91,600	3,541,256
Magellan Health Services, Inc. *	58,300	3,000,701
MAKO Surgical Corp. (c)*	59,700	2,295,465
Masimo Corp.	110,700	2,289,276
MedAssets, Inc. *	80,500	858,130
Medidata Solutions, Inc. *	33,500	602,330
Meridian Bioscience, Inc.	72,150	1,314,573
Molina Healthcare, Inc. *	44,100	934,038
MWI Veterinary Supply, Inc. *	22,500	1,698,750
National Healthcare Corp.	13,688	524,387
Neogen Corp. *	40,950	1,582,718
NuVasive, Inc. *	70,300	1,041,846
NxStage Medical, Inc. *	67,800	1,558,722
Omnicell, Inc. *	58,300	871,585
Orthofix International N.V. *	30,800	1,081,388
Owens & Minor, Inc.	117,500	3,515,600
PSS World Medical, Inc. *	97,066	2,159,718
Select Medical Holdings Corp. *	80,700	702,090
SonoSite, Inc. *	23,800	737,562
Team Health Holdings, Inc. *	29,200	593,344
Thoratec Corp. *	101,700	3,713,067
Triple-S Management Corp., Class B *	37,900	720,100
Universal American Corp. *	86,602	995,923
VCA Antech, Inc. *	160,700	3,265,424
Volcano Corp. *	96,900	2,415,717
WellCare Health Plans, Inc. *	74,600	3,656,146
West Pharmaceutical Services, Inc.	58,465	2,272,535
Wright Medical Group, Inc. *	69,300	1,191,267
Zoll Medical Corp. *	37,700	1,425,437

		108,179,283

Household & Personal Products 0.8%
Central Garden & Pet Co., Class A *	94,700	832,413
Elizabeth Arden, Inc. *	42,598	1,460,259
Inter Parfums, Inc.	26,000	479,440
Nu Skin Enterprises, Inc., Class A	93,622	4,730,720
Prestige Brands Holdings, Inc. *	87,000	920,460
Revlon, Inc., Class A *	22,402	329,981
Spectrum Brands Holdings, Inc. *	31,246	793,024
Synutra International, Inc. (c)*	32,900	218,785
USANA Health Sciences, Inc. *	11,700	404,820
WD-40 Co.	29,500	1,298,590

		11,468,492

Insurance 3.2%
American Equity Investment Life Holding Co.	107,264	1,162,742
AmTrust Financial Services, Inc.	40,705	1,033,093
Argo Group International Holdings Ltd.	54,338	1,640,464
CNO Financial Group, Inc. *	465,800	2,911,250
Delphi Financial Group, Inc., Class A	95,680	2,533,606
Employers Holdings, Inc.	69,300	1,124,046
Enstar Group Ltd. *	13,894	1,277,831
FBL Financial Group, Inc., Class A	27,168	887,035
First American Financial Corp.	183,600	2,203,200
Flagstone Reinsurance Holdings S.A.	80,829	686,238
Global Indemnity plc *	22,055	445,291
Greenlight Capital Re Ltd., Class A *	49,389	1,112,734
Harleysville Group, Inc.	21,063	1,237,662
Hilltop Holdings, Inc. *	73,739	581,063
Horace Mann Educators Corp.	68,378	919,684
Infinity Property & Casualty Corp.	21,792	1,263,064
Kemper Corp.	88,100	2,369,009
Maiden Holdings Ltd.	90,400	736,760
Meadowbrook Insurance Group, Inc.	91,800	951,048
Montpelier Re Holdings Ltd.	115,000	2,012,500
National Financial Partners Corp. *	75,900	1,037,553

See financial notes 21

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
National Western Life Insurance Co., Class A	4,494	646,102
OneBeacon Insurance Group Ltd., Class A	46,200	703,164
Platinum Underwriters Holdings Ltd.	68,300	2,365,229
Primerica, Inc.	95,600	2,163,428
ProAssurance Corp.	56,000	4,286,800
RLI Corp.	29,455	2,071,865
Safety Insurance Group, Inc.	26,870	1,145,199
Selective Insurance Group, Inc.	94,614	1,516,663
State Auto Financial Corp.	26,600	353,514
Symetra Financial Corp.	133,600	1,238,472
The Navigators Group, Inc. *	22,485	1,025,766
Tower Group, Inc.	74,065	1,757,563
United Fire & Casualty Co.	37,200	699,732

		48,099,370

Materials 5.1%
A. Schulman, Inc.	57,609	1,216,126
AK Steel Holding Corp. (c)	191,300	1,593,529
AMCOL International Corp.	45,652	1,378,234
Balchem Corp.	51,500	1,898,805
Boise, Inc.	214,400	1,297,120
Buckeye Technologies, Inc.	71,300	2,156,112
Calgon Carbon Corp. *	96,700	1,542,365
Carpenter Technology Corp.	77,400	4,390,128
Century Aluminum Co. *	110,500	1,233,180
Chemtura Corp. *	179,500	2,179,130
Clearwater Paper Corp. *	41,800	1,384,834
Coeur d’Alene Mines Corp. *	156,650	4,005,541
Commercial Metals Co.	215,000	2,672,450
Deltic Timber Corp.	19,104	1,293,150
Eagle Materials, Inc.	71,990	1,481,554
Ferro Corp. *	160,800	1,040,376
Georgia Gulf Corp. *	59,100	1,069,710
Globe Specialty Metals, Inc.	105,400	1,757,018
Graphic Packaging Holding Co. *	217,415	960,974
H.B. Fuller Co.	88,616	1,904,358
Hawkins, Inc.	14,900	570,372
Haynes International, Inc.	20,625	1,206,356
Horsehead Holding Corp. *	79,700	691,796
Innophos Holdings, Inc.	37,300	1,640,827
Innospec, Inc. *	41,400	1,250,280
Kaiser Aluminum Corp.	25,850	1,200,991
KapStone Paper & Packaging Corp. *	66,400	1,088,960
Koppers Holdings, Inc.	36,500	1,207,785
Kraton Performance Polymers, Inc. *	54,300	1,068,624
Louisiana-Pacific Corp. *	229,100	1,523,515
LSB Industries, Inc. *	28,300	1,002,669
Materion Corp. *	37,200	983,568
Metals USA Holdings Corp. *	20,000	217,800
Minerals Technologies, Inc.	34,461	1,889,841
NewMarket Corp.	17,700	3,436,278
Olin Corp.	146,700	2,766,762
OM Group, Inc. *	54,500	1,575,595
P.H. Glatfelter Co.	83,900	1,258,500
PolyOne Corp.	172,875	1,934,471
Quaker Chemical Corp.	20,700	720,153
RTI International Metals, Inc. *	57,666	1,521,806
Schnitzer Steel Industries, Inc., Class A	39,200	1,834,560
Schweitzer-Mauduit International, Inc.	28,100	1,975,992
Sensient Technologies Corp.	87,225	3,223,836
Stepan Co.	13,600	1,051,144
Texas Industries, Inc. (c)	52,451	1,573,530
US Gold Corp. *	184,000	835,360
Worthington Industries, Inc.	96,560	1,668,557

		77,374,622

Media 1.7%
Arbitron, Inc.	46,756	1,857,616
Belo Corp., Class A	166,000	1,052,440
Central European Media Enterprises Ltd., Class A *	68,200	752,928
Cinemark Holdings, Inc.	119,900	2,478,333
DG Fastchannel, Inc. *	44,100	822,024
Harte-Hanks, Inc.	63,516	557,670
Knology, Inc. *	54,100	775,253
Live Nation Entertainment, Inc. *	274,100	2,573,799
Meredith Corp.	64,700	1,735,901
National CineMedia, Inc.	86,000	1,040,600
Regal Entertainment Group, Class A	136,800	1,975,392
Scholastic Corp.	41,269	1,108,073
Sinclair Broadcast Group, Inc., Class A	83,800	802,804
The E.W. Scripps Co., Class A *	53,300	444,522
The Madison Square Garden, Inc., Class A *	109,300	2,888,799
The New York Times Co., Class A *	224,100	1,707,642
Valassis Communications, Inc. *	91,900	1,794,807
World Wrestling Entertainment, Inc., Class A (c)	49,000	514,990

		24,883,593

Pharmaceuticals, Biotechnology & Life Sciences 5.7%
Acorda Therapeutics, Inc. *	70,100	1,530,984
Akorn, Inc. *	104,300	937,657
Alkermes PLC *	177,642	3,106,959
Ardea Biosciences, Inc. *	27,500	547,525
ARIAD Pharmaceuticals, Inc. *	232,100	2,699,323
Auxilium Pharmaceuticals, Inc. *	86,700	1,349,052
AVANIR Pharmaceuticals, Inc., Class A (c)*	187,200	559,728
Cadence Pharmaceuticals, Inc. (c)*	45,500	265,265
Cepheid, Inc. *	108,100	3,878,628
Cubist Pharmaceuticals, Inc. *	104,932	3,967,479
Emergent Biosolutions, Inc. *	37,400	705,364
Enzon Pharmaceuticals, Inc. *	107,400	789,390
Exelixis, Inc. *	236,872	1,831,021
Genomic Health, Inc. *	26,900	575,660
Geron Corp. *	261,700	614,995
Halozyme Therapeutics, Inc. *	153,100	1,290,633
ImmunoGen, Inc. *	111,800	1,518,244
Impax Laboratories, Inc. *	113,300	2,142,503
Incyte Corp. *	222,163	3,059,184

22 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Ironwood Pharmaceuticals, Inc. *	106,500	1,448,400
Isis Pharmaceuticals, Inc. *	181,000	1,500,490
Jazz Pharmaceuticals, Inc. *	39,300	1,531,128
Lexicon Pharmaceuticals, Inc. *	457,800	553,938
Luminex Corp. *	65,500	1,438,380
MannKind Corp. (c)*	112,100	349,752
MAP Pharmaceuticals, Inc. *	33,000	487,740
Medicis Pharmaceutical Corp., Class A	111,749	4,278,869
Medivation, Inc. *	61,000	1,047,980
Micromet, Inc. *	158,100	1,038,717
Momenta Pharmaceuticals, Inc. *	79,844	1,181,691
Myriad Genetics, Inc. *	160,600	3,417,568
Nektar Therapeutics *	175,771	952,679
NPS Pharmacuticals, Inc. *	150,500	778,085
Opko Health, Inc. *	216,400	1,164,232
Par Pharmaceutical Cos., Inc. *	68,680	2,101,608
PAREXEL International Corp. *	105,018	2,313,546
Pharmasset, Inc. *	128,400	9,039,360
Questcor Pharmaceuticals, Inc. *	108,100	4,389,941
Savient Pharmaceuticals, Inc. (c)*	84,500	316,875
Seattle Genetics, Inc. *	177,398	3,902,756
Sequenom, Inc. *	182,200	905,534
SIGA Technologies, Inc. *	31,600	102,384
Targacept, Inc. *	41,800	735,680
The Medicines Co. *	94,108	1,761,702
Theravance, Inc. *	117,638	2,615,093
ViroPharma, Inc. *	138,474	2,802,714
VIVUS, Inc. *	148,200	1,397,526

		84,923,962

Real Estate 6.5%
Acadia Realty Trust	73,136	1,515,378
Ashford Hospitality Trust	125,100	1,113,390
Associated Estates Reality Corp.	71,900	1,220,862
Brandywine Realty Trust	236,530	2,154,788
Colonial Properties Trust	154,100	3,125,148
CommonWealth REIT	151,900	2,939,265
Cousins Properties, Inc.	160,773	1,054,671
CubeSmart	164,500	1,613,745
DCT Industrial Trust, Inc.	401,200	1,989,952
DiamondRock Hospitality Co.	284,717	2,576,689
DuPont Fabros Technology, Inc.	112,000	2,328,480
EastGroup Properties, Inc.	46,590	2,031,790
Education Realty Trust, Inc.	125,500	1,160,875
Equity Lifestyle Properties, Inc.	69,259	4,580,098
Equity One, Inc.	108,337	1,857,980
Extra Space Storage, Inc.	169,558	3,820,142
FelCor Lodging Trust, Inc. *	170,200	512,302
First Industrial Realty Trust, Inc. *	151,100	1,488,335
First Potomac Realty Trust	88,500	1,257,585
Forestar Group, Inc. *	61,600	800,800
Franklin Street Properties Corp.	124,565	1,581,976
Getty Realty Corp.	44,642	711,593
Glimcher Realty Trust	189,800	1,738,568
Healthcare Realty Trust, Inc.	126,881	2,396,782
Hersha Hospitality Trust	261,700	1,154,097
Home Properties, Inc.	77,265	4,550,908
Inland Real Estate Corp.	130,436	978,270
Investors Real Estate Trust	135,100	1,001,091
iStar Financial, Inc. *	189,500	1,286,705
Kilroy Realty Corp.	107,100	3,929,499
LaSalle Hotel Properties	148,726	3,556,039
Lexington Realty Trust	223,784	1,758,942
LTC Properties, Inc.	52,867	1,499,308
Medical Properties Trust, Inc.	201,200	2,032,120
National Health Investors, Inc.	51,568	2,304,574
Pebblebrook Hotel Trust	88,600	1,686,058
Pennsylvania REIT	83,312	854,781
Post Properties, Inc.	87,667	3,601,360
Potlatch Corp.	71,603	2,325,665
PS Business Parks, Inc.	33,238	1,769,259
Ramco-Gershenson Properties Trust	66,000	636,900
Sabra Health Care REIT, Inc.	51,866	532,664
Saul Centers, Inc.	19,900	713,216
Sovran Self Storage, Inc.	50,526	2,233,249
Strategic Hotel & Resorts, Inc. *	305,900	1,740,571
Sun Communities, Inc.	39,500	1,504,160
Sunstone Hotel Investors, Inc. *	185,710	1,290,685
Tanger Factory Outlet Centers, Inc.	139,100	3,917,056
Tejon Ranch Co. *	22,192	576,770
Universal Health Realty Income Trust	21,900	831,543
Urstadt Biddle Properties, Inc., Class A	39,400	702,896
Washington REIT	115,400	3,341,984

		97,881,564

Retailing 5.3%
99 Cents Only Stores *	80,806	1,761,571
Aaron’s, Inc.	126,900	3,395,844
Ann, Inc. *	100,300	2,671,992
Asbury Automotive Group, Inc. *	59,400	1,107,810
Barnes & Noble, Inc. *	72,900	894,483
bebe stores, Inc.	43,149	309,810
Blue Nile, Inc. *	23,800	1,074,094
Brown Shoe Co., Inc.	71,175	634,169
Cabela’s, Inc. *	75,236	1,874,881
Chico’s FAS, Inc.	311,500	3,850,140
Collective Brands, Inc. *	114,500	1,672,845
DSW, Inc., Class A	44,922	2,351,217
Express, Inc.	130,500	2,947,995
Fred’s, Inc., Class A	71,500	871,585
Genesco, Inc. *	41,744	2,460,391
Group 1 Automotive, Inc.	42,800	1,949,968
hhgregg, Inc. (c)*	30,400	387,600
Hibbett Sports, Inc. *	47,475	1,955,495
HSN, Inc. *	69,400	2,475,498
Jos. A. Bank Clothiers, Inc. *	49,318	2,635,554
Lumber Liquidators Holdings, Inc. *	40,500	606,285
Monro Muffler Brake, Inc.	54,350	2,015,842
Nutrisystem, Inc.	45,548	562,973
Office Depot, Inc. *	434,600	995,234
OfficeMax, Inc. *	124,900	639,488
Orbitz Worldwide, Inc. *	77,000	145,530
Penske Automotive Group, Inc.	78,516	1,600,941
Pier 1 Imports, Inc. *	211,900	2,650,869
Pool Corp.	90,077	2,632,050
RadioShack Corp.	197,900	2,356,989
Rent-A-Center, Inc.	118,505	4,046,946

See financial notes 23

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Rue21, Inc. *	26,200	697,968
Saks, Inc. *	296,300	3,131,891
Select Comfort Corp. *	99,200	2,060,384
Shutterfly, Inc. *	52,600	2,191,842
Sonic Automotive, Inc., Class A	72,500	1,063,575
Stage Stores, Inc.	64,227	1,003,868
Systemax, Inc. *	20,600	311,678
The Buckle, Inc.	46,864	2,088,260
The Cato Corp., Class A	54,604	1,399,501
The Children’s Place Retail Stores, Inc. *	45,213	2,122,750
The Finish Line, Inc., Class A	98,219	1,974,202
The Men’s Wearhouse, Inc.	92,700	2,862,576
The Pep Boys - Manny, Moe & Jack	97,200	1,117,800
Vitamin Shoppe, Inc. *	40,400	1,523,484
Zumiez, Inc. *	38,400	873,600

		79,959,468

Semiconductors & Semiconductor Equipment 3.6%
Advanced Energy Industries, Inc. *	61,700	576,278
Amkor Technology, Inc. *	251,818	1,218,799
ANADIGICS, Inc. *	73,600	193,568
Applied Micro Circuits Corp. *	97,565	657,588
ATMI, Inc. *	55,054	1,123,102
Brooks Automation, Inc.	104,431	1,091,304
Cabot Microelectronics Corp. *	41,400	1,594,728
Cavium, Inc. *	84,500	2,762,305
CEVA, Inc. *	39,400	1,224,158
Cirrus Logic, Inc. *	120,100	1,998,464
Cymer, Inc. *	53,265	2,314,364
Diodes, Inc. *	64,181	1,435,729
Entegris, Inc. *	241,800	2,166,528
Entropic Communications, Inc. *	121,300	705,966
FormFactor, Inc. *	68,473	409,469
GT Advanced Technologies, Inc. *	220,400	1,807,280
Hittite Microwave Corp. *	46,309	2,435,853
Integrated Device Technology, Inc. *	266,900	1,622,752
Intersil Corp., Class A	232,400	2,781,828
Kulicke & Soffa Industries, Inc. *	127,500	1,230,375
Lattice Semiconductor Corp. *	204,800	1,296,384
Micrel, Inc.	86,405	952,183
Microsemi Corp. *	150,419	2,776,735
MIPS Technologies, Inc. *	74,100	406,809
MKS Instruments, Inc.	93,699	2,496,141
Monolithic Power Systems *	64,200	799,932
OmniVision Technologies, Inc. *	74,973	1,222,810
Power Integrations, Inc.	55,162	1,965,422
Rubicon Technology, Inc. (c)*	28,300	294,886
Semtech Corp. *	113,829	2,779,704
Sigma Designs, Inc. *	48,000	400,320
Silicon Image, Inc. *	134,900	868,756
Spansion, Inc. *	99,900	1,027,971
Standard Microsystems Corp. *	39,792	985,250
STR Holdings, Inc. *	56,700	484,785
SunPower Corp., Class A (c)*	78,400	785,568
Tessera Technologies, Inc. *	81,390	1,120,740
Ultratech, Inc. *	44,000	959,200
Veeco Instruments, Inc. *	70,900	1,892,321
Volterra Semiconductor Corp. *	46,400	1,099,680

		53,966,035

Software & Services 7.6%
Accelrys, Inc. *	96,800	641,784
ACI Worldwide, Inc. *	60,759	1,863,479
Acxiom Corp. *	140,976	1,859,473
Advent Software, Inc. *	56,228	1,540,647
Ancestry.com, Inc. *	28,900	658,053
Aspen Technology, Inc. *	138,200	2,396,388
Blackbaud, Inc.	76,269	2,137,820
Bottomline Technologies, Inc. *	57,900	1,406,391
CACI International, Inc., Class A *	55,900	3,068,351
Cardtronics, Inc. *	65,000	1,620,450
CommVault Systems, Inc. *	81,200	3,457,496
comScore, Inc. *	44,600	941,506
Constant Contact, Inc. *	44,000	890,560
Convergys Corp. *	221,300	2,367,910
CSG Systems International, Inc. *	62,600	891,424
DealerTrack Holdings, Inc. *	73,036	1,584,151
Deltek, Inc. *	87,200	641,792
Dice Holdings, Inc. *	60,600	616,908
Digital River, Inc. *	71,100	1,303,263
EarthLink, Inc.	193,881	1,359,106
Ebix, Inc. (c)*	69,100	1,182,301
EPIQ Systems, Inc.	53,800	767,188
Euronet Worldwide, Inc. *	90,036	1,743,997
Exlservice Holdings, Inc. *	26,500	691,120
Fair Isaac Corp.	70,300	1,922,705
Forrester Research, Inc.	25,317	906,602
Heartland Payment Systems, Inc.	68,900	1,499,264
iGATE Corp.	50,540	681,279
Interactive Intelligence Group *	23,200	643,800
j2 Global Communications, Inc.	81,728	2,515,588
JDA Software Group, Inc. *	76,069	2,424,319
Kenexa Corp. *	41,300	944,531
KIT Digital, Inc. *	56,900	512,100
Limelight Networks, Inc. *	86,200	239,636
LivePerson, Inc. *	78,100	983,279
LogMeIn, Inc. *	34,800	1,415,316
Manhattan Associates, Inc. *	39,147	1,657,875
ManTech International Corp., Class A	39,200	1,377,096
MAXIMUS, Inc.	64,148	2,587,730
Mentor Graphics Corp. *	193,267	2,195,513
MicroStrategy, Inc., Class A *	15,062	1,984,720
NetScout Systems, Inc. *	59,100	968,649
NetSuite, Inc. *	36,300	1,380,852
NeuStar, Inc., Class A *	135,900	4,320,261
NIC, Inc.	98,500	1,360,285
OpenTable, Inc. (c)*	35,100	1,539,486
OPNET Technologies, Inc.	37,500	1,640,250
Pegasystems, Inc.	28,300	1,069,457
Progress Software Corp. *	117,720	2,479,183
QLIK Technologies, Inc. *	117,900	3,368,403
QuinStreet, Inc. *	48,600	558,414
RealD, Inc. (c)*	58,100	648,977
RealNetworks, Inc.	24,957	243,580
RightNow Technologies, Inc. *	42,700	1,836,527
Sapient Corp.	212,363	2,624,807
Smith Micro Software, Inc. *	18,800	21,996

24 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Solarwinds, Inc. *	79,300	2,288,598
Sourcefire, Inc. *	48,700	1,341,685
SS&C Technologies Holdings, Inc. *	22,500	356,850
Synchronoss Technologies, Inc. *	49,000	1,472,940
Take-Two Interactive Software, Inc. *	149,304	2,356,017
Taleo Corp., Class A *	77,100	2,498,040
TeleTech Holdings, Inc. *	54,500	952,660
The Ultimate Software Group, Inc. *	46,100	2,774,298
TiVo, Inc. *	223,603	2,421,621
TNS, Inc. *	47,300	923,769
Tyler Technologies, Inc. *	45,200	1,426,964
Unisys Corp. *	69,550	1,807,605
United Online, Inc.	154,387	912,427
ValueClick, Inc. *	140,400	2,471,040
Virnetx Holding Corp. (c)*	64,900	1,398,595
Vocus, Inc. *	28,700	584,906
Websense, Inc. *	75,404	1,345,207
Wright Express Corp. *	68,876	3,228,907

		114,746,167

Technology Hardware & Equipment 5.1%
Arris Group, Inc. *	214,860	2,311,894
Avid Technology, Inc. *	26,905	166,811
Badger Meter, Inc.	27,003	884,078
Benchmark Electronics, Inc. *	105,894	1,454,984
Black Box Corp.	31,192	873,064
Blue Coat Systems, Inc. *	74,600	1,201,060
Brightpoint, Inc. *	128,695	1,306,254
Calix, Inc. *	49,100	427,661
Checkpoint Systems, Inc. *	71,644	949,283
Cognex Corp.	72,309	2,450,552
Coherent, Inc. *	47,351	2,413,481
Comtech Telecommunications Corp.	52,500	1,738,275
Daktronics, Inc.	61,300	619,130
Diebold, Inc.	115,500	3,728,340
DTS, Inc. *	29,800	837,082
Electronics for Imaging, Inc. *	80,109	1,201,635
Emulex Corp. *	137,790	1,154,680
FARO Technologies, Inc. *	28,100	1,174,018
FEI Co. *	67,700	2,691,752
Harmonic, Inc. *	182,800	1,005,400
Infinera Corp. *	120,700	882,317
Insight Enterprises, Inc. *	84,400	1,426,360
Intermec, Inc. *	83,640	674,975
IPG Photonics Corp. *	49,018	2,591,092
Ixia *	80,364	910,524
KEMET Corp. *	77,300	712,706
Littelfuse, Inc.	39,600	1,938,816
Maxwell Technologies, Inc. *	48,100	960,557
MTS Systems Corp.	26,475	970,838
Multi-Fineline Electronix, Inc. *	18,600	426,684
NETGEAR, Inc. *	64,300	2,280,078
Newport Corp. *	63,900	885,015
Oclaro, Inc. *	56,100	230,571
OSI Systems, Inc. *	33,300	1,475,190
Park Electrochemical Corp.	37,800	1,069,740
Plantronics, Inc.	85,793	2,866,344
Plexus Corp. *	67,462	1,733,773
Power-One, Inc. *	184,800	914,760
Powerwave Technologies, Inc. *	59,220	213,784
QLogic Corp. *	183,700	2,566,289
Quantum Corp. *	391,800	1,022,598
Rofin-Sinar Technologies, Inc. *	50,236	1,306,136
Rogers Corp. *	28,467	1,228,920
Sanmina-SCI Corp. *	147,200	1,296,832
ScanSource, Inc. *	46,478	1,615,575
Sonus Networks, Inc. *	480,758	1,274,009
STEC, Inc. *	88,500	1,001,820
Stratasys, Inc. *	37,300	1,045,892
Super Micro Computer, Inc. *	42,800	684,800
Sycamore Networks, Inc.	35,711	686,366
Synaptics, Inc. *	66,900	2,260,551
SYNNEX Corp. *	41,000	1,183,670
Tekelec *	99,327	975,391
TTM Technologies, Inc. *	79,400	886,898
Universal Display Corp. *	68,100	3,189,123
ViaSat, Inc. *	72,919	3,105,620

		77,084,048

Telecommunication Services 1.3%
AboveNet, Inc.	47,700	2,830,995
Atlantic Tele-Network, Inc.	17,400	660,330
Cbeyond, Inc. *	53,600	441,664
Cincinnati Bell, Inc. *	373,345	1,202,171
Cogent Communications Group, Inc. *	82,000	1,316,100
Consolidated Communications Holdings, Inc.	42,200	796,736
General Communication, Inc., Class A *	67,800	640,710
IDT Corp., Class B	26,000	299,000
Iridium Communications, Inc. *	73,300	466,188
Leap Wireless International, Inc. *	89,900	624,805
Level 3 Communications, Inc. *	260,298	6,947,354
Neutral Tandem, Inc. *	61,700	650,318
NTELOS Holdings Corp.	50,100	952,902
PAETEC Holding Corp. *	205,100	1,123,948
Vonage Holdings Corp. *	225,500	755,425

		19,708,646

Transportation 2.6%
Alexander & Baldwin, Inc.	75,700	3,142,307
Allegiant Travel Co. *	27,900	1,449,684
AMERCO *	11,904	901,252
Arkansas Best Corp.	46,272	953,203
Atlas Air Worldwide Holdings, Inc. *	45,500	1,752,660
Avis Budget Group, Inc. *	184,500	2,601,450
Con-way, Inc.	97,000	2,858,590
Dollar Thrifty Automotive Group, Inc. *	50,800	3,100,832
Forward Air Corp.	53,682	1,758,086
Genco Shipping & Trading Ltd. (c)*	28,100	252,900
Heartland Express, Inc.	86,200	1,155,942
Hub Group, Inc., Class A *	67,292	2,103,548
JetBlue Airways Corp. *	357,600	1,602,048
Knight Transportation, Inc.	107,600	1,635,520

See financial notes 25

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Landstar System, Inc.	85,400	3,811,402
Old Dominion Freight Line, Inc. *	76,883	2,811,611
RailAmerica, Inc. *	42,000	574,140
Seaspan Corp.	84,200	1,193,114
SkyWest, Inc.	95,412	1,279,475
US Airways Group, Inc. *	284,000	1,638,680
Werner Enterprises, Inc.	80,543	1,908,869

		38,485,313

Utilities 3.9%
ALLETE, Inc.	54,590	2,156,851
American States Water Co.	34,100	1,191,454
Avista Corp.	104,412	2,657,285
Black Hills Corp.	68,198	2,298,955
California Water Service Group	81,374	1,511,115
CH Energy Group, Inc.	26,297	1,451,857
Cleco Corp.	106,900	3,941,403
Dynegy, Inc. *	158,900	583,163
El Paso Electric Co.	77,416	2,479,635
Genie Energy Ltd., Class B *	26,000	215,800
IDACORP, Inc.	87,700	3,541,326
MGE Energy, Inc.	39,860	1,739,490
New Jersey Resources Corp.	73,800	3,470,076
Northwest Natural Gas Co.	46,895	2,190,934
NorthWestern Corp.	65,912	2,270,668
Ormat Technologies, Inc.	34,800	660,852
Otter Tail Corp.	63,309	1,228,828
PNM Resources, Inc.	157,200	2,826,456
Portland General Electric Co.	132,100	3,241,734
SJW Corp.	20,700	481,896
South Jersey Industries, Inc.	53,760	3,027,226
Southwest Gas Corp.	83,396	3,292,474
The Empire District Electric Co.	72,000	1,437,840
The Laclede Group, Inc.	38,777	1,555,733
UIL Holdings Corp.	91,010	3,101,621
Unisource Energy Corp.	63,517	2,367,914
WGL Holdings, Inc.	91,300	3,908,553

		58,831,139

Total Common Stock
(Cost $1,332,736,154)		1,492,931,898

Rights 0.0% of net assets

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Indevus Pharmaceuticals, Inc. (a)(b)*	138,800	—

Total Rights
(Cost $—)		—

Warrants 0.0% of net assets

Energy 0.0%
Magnum Hunter Resources Corp. (a)(b)*	19,700	—

Total Warrants
(Cost $—)		—

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.2% of net assets

U.S. Treasury Obligation 0.2%
U.S. Treasury Bill
0.00%, 12/15/11 (d)(e)	2,705,000	2,705,000

Total Short-Term Investment
(Cost $2,705,000)		2,705,000

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 2.7% of net assets

Invesco Short Term Investments Trust Government & Agency Portfolio	40,423,756	40,423,756

Total Collateral Invested for Securities on Loan
(Cost $40,423,756)		40,423,756

End of Collateral Invested for Securities on Loan.

At 10/31/11 tax basis cost of the fund’s investments was $1,342,201,749 and the unrealized appreciation and depreciation were $331,444,840 and ($178,009,691), respectively, with a net unrealized appreciation of $153,435,149.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these securities amounted to $127,375 or 0.0% of net assets.
(c)	All or a portion of this security is on loan.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust

26 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

In addition to the above, the fund held the following at 10/31/11.

		Contract	Unrealized
	Number of	Value	Gains
	Contracts	($)	($)

Futures Contract
Russell 2000 Index, mini, Long, expires 12/16/11	90	6,653,700	206,992

See financial notes 27

 Schwab Total Stock Market Index Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

99.0%		Common Stock	1,418,654,506	1,730,168,207
0.0%		Rights	—	29
0.0%		Warrants	—	—
0.8%		Short-Term Investments	14,293,902	14,293,902

99.8%		Total Investments	1,432,948,408	1,744,462,138
0.3%		Collateral Invested for Securities on Loan	4,856,627	4,856,627
(0	.1)%	Other Assets and Liabilities, Net		(2,496,426)

100.0%		Net Assets		1,746,822,339

	Number	Value
Security	of Shares	($)

Common Stock 99.0% of net assets

Automobiles & Components 0.9%
American Axle & Manufacturing Holdings, Inc. *	8,300	80,427
BorgWarner, Inc. *	13,800	1,055,562
Cooper Tire & Rubber Co.	8,900	127,537
Dana Holding Corp. *	16,500	233,310
Drew Industries, Inc.	2,400	57,672
Exide Technologies *	7,500	33,750
Federal-Mogul Corp. *	9,200	155,112
Ford Motor Co. *	469,736	5,486,516
General Motors Co. *	71,000	1,835,350
Gentex Corp.	18,000	542,160
Harley-Davidson, Inc.	28,500	1,108,650
Johnson Controls, Inc.	82,000	2,700,260
Lear Corp.	14,000	656,740
Modine Manufacturing Co. *	8,000	84,560
Standard Motor Products, Inc.	7,500	116,625
Stoneridge, Inc. *	8,200	64,534
Strattec Security Corp.	1,500	34,500
Tenneco, Inc. *	7,480	244,746
Tesla Motors, Inc. (d)*	4,500	132,165
The Goodyear Tire & Rubber Co. *	29,000	416,440
Thor Industries, Inc.	4,500	118,980
TRW Automotive Holdings Corp. *	12,800	538,880
Visteon Corp. *	5,000	278,100
Winnebago Industries, Inc. *	5,100	41,514

		16,144,090

Banks 3.0%
1st Source Corp.	5,528	132,893
Ameris Bancorp *	1,848	18,572
Arrow Financial Corp.	1,180	27,541
Associated Banc-Corp.	21,500	239,725
Astoria Financial Corp.	11,300	93,790
BancFirst Corp.	2,300	89,010
BancorpSouth, Inc.	7,612	74,369
BancTrust Financial Group, Inc. *	2,100	3,423
Bank Mutual Corp.	6,168	20,539
Bank of Hawaii Corp.	6,500	274,495
Bank of the Ozarks, Inc.	5,600	139,272
BankUnited, Inc.	6,000	130,740
Banner Corp.	171	3,005
BB&T Corp.	86,458	2,017,930
Beneficial Mutual Bancorp, Inc. *	7,500	61,575
Berkshire Bancorp, Inc. *	3,600	23,832
Berkshire Hills Bancorp, Inc.	1,400	28,028
BOK Financial Corp.	7,540	393,739
Boston Private Financial Holdings, Inc.	12,129	91,938
Brookline Bancorp, Inc.	8,405	70,266
Bryn Mawr Bank Corp.	2,400	44,064
Camco Financial Corp. *	700	840
Camden National Corp.	700	20,776
Capital City Bank Group, Inc. (d)	4,375	44,581
CapitalSource, Inc.	32,900	209,244
Capitol Federal Financial, Inc.	18,963	210,300
Cathay General Bancorp	9,200	128,708
Central Pacific Financial Corp. *	5,169	63,010
Century Bancorp Inc., Class A	800	21,656
Chemical Financial Corp.	5,383	108,360
CIT Group, Inc. *	25,000	871,250
Citizens South Banking Corp.	1,050	4,305
City Holding Co.	4,800	157,728
City National Corp.	6,100	258,762
Columbia Banking System, Inc.	4,951	94,416
Comerica, Inc.	26,159	668,362
Commerce Bancshares, Inc.	17,011	660,027
Community Bank System, Inc.	4,400	112,464
Community Trust Bancorp, Inc.	2,487	70,457
Cullen/Frost Bankers, Inc.	6,300	308,952
CVB Financial Corp.	10,311	100,120
Dime Community Bancshares	6,875	81,950
East West Bancorp, Inc.	16,600	323,202
F.N.B. Corp.	12,161	122,705
Fifth Third Bancorp	110,714	1,329,675
First BanCorp Puerto Rico *	479	1,705
First Busey Corp.	10,300	52,530
First Citizens BancShares, Inc., Class A	900	146,745
First Commonwealth Financial Corp.	13,504	62,253
First Financial Bancorp	5,339	87,560
First Financial Bankshares, Inc. (d)	6,000	190,560
First Financial Corp.	2,600	85,436
First Financial Holdings, Inc.	3,900	29,055
First Horizon National Corp.	29,316	204,919
First M&F Corp.	2,000	6,320
First Merchants Corp.	6,041	48,690
First Midwest Bancorp, Inc.	9,125	82,216

28 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
First Niagara Financial Group, Inc.	37,165	341,546
First Place Financial Corp. *	2,900	2,437
First Republic Bank *	9,000	249,300
First United Corp. (d)*	2,200	8,184
FirstMerit Corp.	13,406	187,818
Flagstar Bancorp, Inc. *	54,100	42,198
Flushing Financial Corp.	6,800	83,368
Fulton Financial Corp.	21,762	205,433
Glacier Bancorp, Inc.	7,697	87,361
Great Southern Bancorp, Inc.	3,400	67,626
Hancock Holding Co.	9,144	277,063
Hawthorn Bancshares, Inc.	843	4,940
Heritage Financial Corp.	3,735	47,098
Home Bancshares, Inc.	3,300	77,385
Hudson City Bancorp, Inc.	59,231	370,194
Huntington Bancshares, Inc.	101,099	523,693
IBERIABANK Corp.	3,875	200,415
Independent Bank Corp.	3,000	77,760
Independent Bank Corp., Michigan (d)*	431	741
Indiana Community Bancorp	800	12,136
International Bancshares Corp.	7,784	141,046
Investors Bancorp, Inc. *	9,600	133,248
Kearny Financial Corp.	6,500	63,245
KeyCorp	116,790	824,537
Lakeland Financial Corp.	3,700	88,393
M&T Bank Corp.	15,949	1,213,878
MainSource Financial Group, Inc.	3,235	30,344
MB Financial, Inc.	5,133	85,054
Merchants Bancshares, Inc.	1,450	41,282
MGIC Investment Corp. *	21,800	57,988
MutualFirst Financial, Inc.	2,000	14,940
Nara Bancorp, Inc. *	7,000	59,360
National Penn Bancshares, Inc.	13,175	102,765
NBT Bancorp, Inc.	4,400	94,688
New York Community Bancorp, Inc.	51,585	686,596
North Valley Bancorp *	300	3,030
Northrim BanCorp, Inc.	4,281	81,125
Northwest Bancshares, Inc.	11,250	140,288
OceanFirst Financial Corp.	5,050	65,852
Ocwen Financial Corp. *	8,420	122,090
Old National Bancorp	9,244	106,953
Oriental Financial Group, Inc.	8,163	86,446
Oritani Financial Corp.	13,200	171,072
Pacific Capital Bancorp NA *	3,117	80,699
PacWest Bancorp	6,000	105,840
Park National Corp. (d)	2,845	169,875
People’s United Financial, Inc.	44,187	563,384
Peoples Financial Corp.	3,000	30,000
Pinnacle Financial Partners, Inc. *	6,475	97,190
PNC Financial Services Group, Inc.	65,532	3,519,724
Popular, Inc. *	125,200	232,872
Premier Financial Bancorp, Inc. *	245	1,159
PrivateBancorp, Inc.	8,000	87,200
Prosperity Bancshares, Inc.	6,400	246,336
Provident Financial Holdings, Inc.	2,750	25,218
Provident Financial Services, Inc.	5,217	67,560
Radian Group, Inc.	15,000	35,250
Regions Financial Corp.	153,962	605,071
Renasant Corp.	4,125	59,483
Republic Bancorp, Inc., Class A	6,521	132,637
Roma Financial Corp.	4,000	38,680
S&T Bancorp, Inc.	4,400	82,148
S.Y. Bancorp, Inc.	1,470	30,253
Sandy Spring Bancorp, Inc.	5,900	100,359
SCBT Financial Corp.	3,000	88,590
Seacoast Banking Corp. of Florida *	1,980	2,950
Shore Bancshares, Inc.	1,250	6,425
Signature Bank *	5,000	278,750
Simmons First National Corp., Class A	4,000	103,840
Southwest Bancorp, Inc. *	3,300	15,510
State Bancorp, Inc.	3,558	42,091
StellarOne Corp.	3,000	35,970
Sterling Bancorp	1,918	15,824
Sterling Financial Corp. *	5,000	75,050
Suffolk Bancorp	2,400	20,424
Sun Bancorp, Inc. *	4,218	12,527
SunTrust Banks, Inc.	65,342	1,289,198
Susquehanna Bancshares, Inc.	13,468	97,778
SVB Financial Group *	5,200	238,888
Synovus Financial Corp.	87,200	130,800
TCF Financial Corp.	16,100	171,304
Texas Capital Bancshares, Inc. *	4,000	112,000
TF Financial Corp.	735	14,259
TFS Financial Corp. *	19,500	179,595
The First of Long Island Corp.	4,000	102,200
The PMI Group, Inc. (a)(c)*	20,600	3,214
Timberland Bancorp, Inc. *	2,000	8,720
Tompkins Financial Corp.	4,024	158,666
Tree.com, Inc. *	1,044	5,638
TriCo Bancshares	400	5,932
TrustCo Bank Corp. NY	10,357	51,371
Trustmark Corp.	8,300	183,762
U.S. Bancorp	237,031	6,065,623
UMB Financial Corp.	3,574	131,773
Umpqua Holdings Corp.	12,343	141,327
Union First Market Bankshares Corp.	7,050	90,381
United Bankshares, Inc.	7,400	175,676
United Community Banks, Inc. *	5,378	39,743
Valley National Bancorp	20,768	249,216
Washington Federal, Inc.	11,942	163,008
Washington Trust Bancorp, Inc.	2,500	58,700
Webster Financial Corp.	8,663	170,141
Wells Fargo & Co.	616,306	15,968,489
WesBanco, Inc.	4,456	88,496
West Coast Bancorp *	916	13,676
Westamerica Bancorp	5,200	233,064
Western Alliance Bancorp *	6,100	39,650
Wintrust Financial Corp.	5,800	167,504
WSFS Financial Corp.	2,000	79,500
Zions Bancorp	22,725	394,506

		52,262,188

Capital Goods 7.9%
3D Systems Corp. *	6,800	110,636
3M Co.	80,000	6,321,600
A.O. Smith Corp.	4,950	183,942
AAON, Inc.	9,169	194,108

See financial notes 29

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
AAR CORP.	5,000	99,650
Aceto Corp.	5,000	31,700
Actuant Corp., Class A	8,680	195,300
Acuity Brands, Inc.	5,200	240,760
Aecom Technology Corp. *	14,000	292,880
Aegion Corp. *	4,300	63,597
Aerosonic Corp. *	300	705
AGCO Corp. *	12,762	559,358
Aircastle Ltd.	5,500	66,715
Alamo Group, Inc.	2,500	59,625
Albany International Corp., Class A	3,918	88,508
Alliant Techsystems, Inc.	4,437	257,701
American Science & Engineering, Inc.	500	34,010
American Superconductor Corp. (d)*	5,200	22,672
American Woodmark Corp.	4,000	68,040
AMETEK, Inc.	18,950	748,904
Ampco-Pittsburgh Corp.	2,800	58,772
Apogee Enterprises, Inc.	1,200	13,104
Applied Industrial Technologies, Inc.	6,525	219,371
Armstrong World Industries, Inc.	3,500	149,065
Astronics Corp. *	3,438	104,515
Barnes Group, Inc.	6,600	153,582
BE Aerospace, Inc. *	13,200	498,036
Beacon Roofing Supply, Inc. *	5,000	92,150
Belden, Inc.	4,400	142,032
Blount International, Inc. *	4,200	65,226
Brady Corp., Class A	6,400	196,608
Breeze-Eastern Corp. *	500	4,530
Briggs & Stratton Corp.	6,500	94,900
Carlisle Cos., Inc.	6,200	258,664
Cascade Corp.	4,400	189,640
Caterpillar, Inc.	71,100	6,716,106
Ceradyne, Inc. *	2,500	83,650
Chart Industries, Inc. *	3,000	169,530
CIRCOR International, Inc.	3,750	130,575
CLARCOR, Inc.	6,400	310,272
Coleman Cable, Inc. *	1,500	15,255
Columbus McKinnon Corp. *	2,400	35,976
Cooper Industries plc	19,000	996,740
Crane Co.	5,000	220,550
Cubic Corp.	2,000	94,240
Cummins, Inc.	22,000	2,187,460
Curtiss-Wright Corp.	6,600	216,348
Danaher Corp.	68,000	3,287,800
Deere & Co.	51,000	3,870,900
DigitalGlobe, Inc. *	3,500	71,400
Donaldson Co., Inc.	9,000	576,450
Dover Corp.	23,700	1,316,061
Ducommun, Inc.	3,200	45,664
Dycom Industries, Inc. *	5,300	102,979
Eaton Corp.	41,800	1,873,476
EMCOR Group, Inc.	7,800	195,546
Emerson Electric Co.	94,000	4,523,280
EnerSys *	4,500	101,385
EnPro Industries, Inc. *	3,000	103,320
ESCO Technologies, Inc.	2,800	85,596
Esterline Technologies Corp. *	2,400	134,160
Fastenal Co.	38,400	1,462,656
Federal Signal Corp.	5,300	25,016
Flow International Corp. *	900	2,331
Flowserve Corp.	6,900	639,561
Fluor Corp.	23,200	1,318,920
Fortune Brands Home & Security, Inc. *	19,000	276,070
Foster Wheeler AG *	8,000	170,560
Franklin Electric Co., Inc.	1,300	59,696
FreightCar America, Inc. *	2,500	47,375
FuelCell Energy, Inc. *	1,200	1,284
Furmanite Corp. *	1,400	9,338
Gardner Denver, Inc.	6,400	494,912
GATX Corp.	4,000	151,920
GenCorp, Inc. *	2,500	12,150
General Cable Corp. *	6,700	187,868
General Dynamics Corp.	38,400	2,464,896
General Electric Co.	1,319,666	22,051,619
GeoEye, Inc. *	6,000	201,420
Gibraltar Industries, Inc. *	2,500	27,900
Goodrich Corp.	16,404	2,011,623
Graco, Inc.	7,012	301,095
GrafTech International Ltd. *	13,100	205,801
Granite Construction, Inc.	4,850	109,125
Griffon Corp. *	5,500	52,085
Hardinge, Inc.	4,800	41,856
Harsco Corp.	9,200	212,060
HEICO Corp., Class A	3,571	140,376
Hexcel Corp. *	13,000	321,230
Honeywell International, Inc.	87,562	4,588,249
Hubbell, Inc., Class B	6,800	406,572
Huntington Ingalls Industries, Inc. *	5,172	152,574
IDEX Corp.	10,225	362,476
II-VI, Inc. *	7,600	144,476
Illinois Tool Works, Inc.	51,700	2,514,171
Ingersoll-Rand plc	41,000	1,276,330
Integrated Electrical Services, Inc. *	5,105	12,456
Interline Brands, Inc. *	4,000	59,600
ITT Corp. *	23,400	1,067,040
Jacobs Engineering Group, Inc. *	16,600	644,080
John Bean Technologies Corp.	4,983	80,426
Joy Global, Inc.	16,350	1,425,720
Kadant, Inc. *	3,001	64,972
Kaman Corp.	3,000	99,750
Kaydon Corp.	3,300	103,818
KBR, Inc.	19,000	530,290
Kennametal, Inc.	10,000	388,900
Kratos Defense & Security Solutions, Inc. *	3,180	20,129
L-3 Communications Holdings, Inc.	15,100	1,023,478
Lawson Products, Inc.	3,000	50,010
Lennox International, Inc.	4,771	153,578
Lincoln Electric Holdings, Inc.	11,800	429,520
Lockheed Martin Corp.	36,052	2,736,347
Lydall, Inc. *	5,500	60,280
Magnetek, Inc. *	16,500	17,490
Masco Corp.	43,300	415,680
MasTec, Inc. *	5,350	115,667
Meritor, Inc. *	9,900	94,248
Michael Baker Corp. *	3,000	61,740
Moog, Inc., Class A *	5,787	224,131
MSC Industrial Direct Co., Class A	4,300	292,443
Mueller Industries, Inc.	4,200	169,890

30 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Mueller Water Products, Inc., Class A	16,139	44,382
NACCO Industries, Inc., Class A	1,300	106,730
Navistar International Corp. *	9,500	399,665
NCI Building Systems, Inc. *	580	5,284
NN, Inc. *	1,800	15,912
Nordson Corp.	8,000	370,960
Northrop Grumman Corp.	34,032	1,965,348
Omega Flex, Inc. *	700	8,253
Orbital Sciences Corp. *	7,600	117,496
Oshkosh Corp. *	11,000	229,460
Owens Corning *	14,000	397,320
PACCAR, Inc.	44,725	1,933,909
Pall Corp.	12,900	660,093
Parker Hannifin Corp.	19,500	1,590,225
Pentair, Inc.	12,500	449,375
Powell Industries, Inc. *	4,000	134,440
Precision Castparts Corp.	17,602	2,871,766
Quanex Building Products Corp.	5,625	82,969
Quanta Services, Inc. *	27,371	571,780
Raven Industries, Inc.	2,800	168,028
Raytheon Co.	44,900	1,984,131
RBC Bearings, Inc. *	3,000	121,500
Regal-Beloit Corp.	4,500	239,085
Robbins & Myers, Inc.	6,970	311,489
Rockwell Automation, Inc.	18,700	1,265,055
Rockwell Collins, Inc.	20,100	1,122,183
Roper Industries, Inc.	12,500	1,013,750
Sauer-Danfoss, Inc. *	3,800	147,136
Seaboard Corp.	200	439,600
Simpson Manufacturing Co., Inc.	3,200	98,112
Snap-on, Inc.	7,000	375,690
Spirit AeroSystems Holdings, Inc., Class A *	11,000	187,770
SPX Corp.	8,610	470,192
Standex International Corp.	3,000	115,830
Stanley Black & Decker, Inc.	21,652	1,382,480
Taser International, Inc. *	1,700	8,449
Tecumseh Products Co., Class A *	3,200	20,352
Teledyne Technologies, Inc. *	12,157	662,192
Tennant Co.	4,200	162,498
Terex Corp. *	14,400	239,616
Textainer Group Holdings Ltd.	2,500	68,625
Textron, Inc.	35,100	681,642
The Babcock & Wilcox Co. *	15,500	340,845
The Boeing Co.	80,300	5,282,937
The Gorman-Rupp Co.	5,613	150,821
The Greenbrier Cos., Inc. *	4,100	76,301
The Manitowoc Co., Inc.	14,600	161,768
The Middleby Corp. *	5,000	421,400
The Shaw Group, Inc. *	11,500	267,490
The Timken Co.	9,600	404,352
The Toro Co.	4,100	221,564
Thomas & Betts Corp. *	7,300	362,737
Titan International, Inc.	4,125	92,813
TransDigm Group, Inc. *	6,600	619,872
Tredegar Corp.	5,100	98,787
Trinity Industries, Inc.	13,650	372,235
Triumph Group, Inc.	2,400	139,440
Tutor Perini Corp.	5,000	72,650
Tyco International Ltd.	57,733	2,629,738
United Rentals, Inc. *	5,900	138,119
United Technologies Corp.	100,068	7,803,303
Universal Forest Products, Inc.	2,500	70,175
URS Corp. *	10,700	381,990
USG Corp. *	7,400	68,524
Valmont Industries, Inc.	2,400	205,800
Vicor Corp.	4,200	38,430
W.W. Grainger, Inc.	7,300	1,250,563
Wabash National Corp. *	8,000	55,200
WABCO Holdings, Inc. *	8,133	408,358
Wabtec Corp.	5,828	391,525
Watsco, Inc.	3,400	209,644
Watts Water Technologies, Inc., Class A	4,000	125,960
WESCO International, Inc. *	4,800	232,608
Woodward, Inc.	8,000	271,040

		138,740,360

Commercial & Professional Supplies 1.0%
A.T. Cross Co., Class A *	2,900	35,264
ABM Industries, Inc.	4,900	99,078
American Reprographics Co. *	7,000	27,930
AMREP Corp. *	2,500	18,575
Avery Dennison Corp.	12,700	337,820
Casella Waste Systems, Inc., Class A *	6,500	40,820
CDI Corp.	3,700	48,581
Cenveo, Inc. *	7,300	27,375
Cintas Corp.	15,350	458,811
Clean Harbors, Inc. *	5,000	291,350
CompX International, Inc.	2,000	30,520
Consolidated Graphics, Inc. *	3,900	177,684
Copart, Inc. *	8,809	383,632
Corrections Corp. of America *	14,484	321,979
CoStar Group, Inc. *	3,800	233,814
Covanta Holding Corp.	14,700	215,502
CRA International, Inc. *	2,500	48,300
Deluxe Corp.	6,800	160,616
EnergySolutions, Inc. *	10,500	39,585
Ennis, Inc.	4,500	65,835
Equifax, Inc.	15,595	548,164
Exponent, Inc. *	6,000	289,080
FTI Consulting, Inc. *	5,700	224,637
G & K Services, Inc., Class A	4,100	124,476
GP Strategies Corp. *	1,500	17,730
Healthcare Services Group, Inc.	12,656	219,582
Heidrick & Struggles International, Inc.	3,100	61,318
Herman Miller, Inc.	5,700	117,705
HNI Corp.	4,000	96,200
Hudson Highland Group, Inc. *	3,220	14,909
IHS, Inc., Class A *	6,600	554,334
Insperity, Inc.	2,800	72,184
Interface, Inc., Class A	5,800	75,632
Iron Mountain, Inc.	23,180	716,957
KAR Auction Services, Inc. *	6,000	82,500
Kelly Services, Inc., Class A	5,700	93,195
Kforce, Inc. *	4,905	62,588
Kimball International, Inc., Class B	9,100	51,233
Knoll, Inc.	7,000	106,750
Korn/Ferry International *	6,600	105,402
M&F Worldwide Corp. *	4,200	103,992

See financial notes 31

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Manpower, Inc.	9,991	431,012
McGrath Rentcorp	4,600	122,912
Mine Safety Appliances Co.	2,700	90,585
Mobile Mini, Inc. *	1,200	21,768
Multi-Color Corp.	4,625	122,609
Navigant Consulting, Inc. *	5,000	56,650
Nielsen Holdings N.V. *	8,000	234,800
NL Industries, Inc.	7,800	113,412
On Assignment, Inc. *	4,700	50,713
Pitney Bowes, Inc.	25,000	509,500
Quad Graphics, Inc.	2,500	49,300
R.R. Donnelley & Sons Co.	23,500	383,050
Republic Services, Inc.	39,645	1,128,297
Resources Connection, Inc.	3,700	41,033
Robert Half International, Inc.	17,000	449,310
Rollins, Inc.	15,018	327,092
Steelcase, Inc., Class A	11,500	85,215
Stericycle, Inc. *	9,400	785,652
Sykes Enterprises, Inc. *	4,026	64,134
Tetra Tech, Inc. *	12,031	262,637
The Advisory Board Co. *	1,000	61,250
The Brink’s Co.	5,600	155,624
The Corporate Executive Board Co.	3,700	135,383
The Dun & Bradstreet Corp.	5,640	377,090
The Geo Group, Inc. *	17,380	316,837
The Standard Register Co.	4,100	10,619
Towers Watson & Co., Class A	6,600	433,620
TRC Cos., Inc. *	3,350	14,640
TrueBlue, Inc. *	6,000	79,320
UniFirst Corp.	1,500	78,525
United Stationers, Inc.	5,800	184,498
Verisk Analytics, Inc., Class A *	16,000	562,400
Viad Corp.	3,625	75,871
Virco Mfg. Corp.	1,170	2,059
Waste Connections, Inc.	13,712	466,894
Waste Management, Inc.	54,100	1,781,513

		16,867,463

Consumer Durables & Apparel 1.4%
American Greetings Corp., Class A	8,500	136,085
Blyth, Inc.	2,700	150,741
Brookfield Residential Properties, Inc. *	2,350	17,037
Brunswick Corp.	9,900	174,834
Callaway Golf Co.	8,100	47,061
Carter’s, Inc. *	8,000	304,720
Cavco Industries, Inc. *	410	18,462
Coach, Inc.	36,008	2,343,041
Columbia Sportswear Co.	4,350	233,769
CSS Industries, Inc.	3,400	71,672
D.R. Horton, Inc.	32,104	357,317
Deckers Outdoor Corp. *	7,500	864,300
DGSE Cos., Inc. (d)*	700	5,775
Eastman Kodak Co. (d)*	30,200	33,522
Ethan Allen Interiors, Inc.	4,200	83,160
Flexsteel Industries, Inc.	600	8,550
Foamex International, Inc. (a)(c)*	2,278	—
Fossil, Inc. *	5,462	566,191
Furniture Brands International, Inc. *	4,700	8,977
Garmin Ltd.	16,000	550,240
Hanesbrands, Inc. *	11,047	291,309
Harman International Industries, Inc.	8,800	379,808
Hasbro, Inc.	14,500	551,870
Helen of Troy Ltd. *	5,000	144,650
Hovnanian Enterprises, Inc., Class A (d)*	3,700	5,328
Iconix Brand Group, Inc. *	3,200	57,440
iRobot Corp. *	3,000	101,580
Jarden Corp.	11,059	354,220
K-Swiss, Inc., Class A *	2,400	10,800
KB HOME	7,800	54,366
Kenneth Cole Productions, Inc., Class A *	3,100	33,356
Kid Brands, Inc. *	3,000	8,790
Leggett & Platt, Inc.	19,200	420,480
Lennar Corp., Class A	12,190	201,623
Liz Claiborne, Inc. *	8,600	68,886
M.D.C. Holdings, Inc.	4,403	98,627
M/I Homes, Inc. *	1,800	13,446
Maidenform Brands, Inc. *	5,000	122,900
Marine Products Corp. *	405	2,240
Mattel, Inc.	44,800	1,265,152
Meritage Homes Corp. *	1,000	17,750
Mohawk Industries, Inc. *	6,819	359,020
Movado Group, Inc.	3,300	55,209
Nautilus, Inc. *	4,125	8,332
Newell Rubbermaid, Inc.	35,900	531,320
NIKE, Inc., Class B	46,600	4,489,910
NVR, Inc. *	600	385,650
Oxford Industries, Inc.	2,500	98,750
Perry Ellis International, Inc. *	5,500	138,050
Polaris Industries, Inc.	8,200	519,388
PulteGroup, Inc. *	38,376	198,788
PVH Corp.	8,600	639,926
Quiksilver, Inc. *	17,000	56,950
Ralph Lauren Corp.	8,000	1,270,320
Skechers U.S.A., Inc., Class A *	6,500	92,690
Skyline Corp.	2,600	17,576
Standard Pacific Corp. *	9,300	28,272
Stanley Furniture Co., Inc. *	6,875	21,244
Steven Madden Ltd. *	6,075	224,167
Sturm, Ruger & Co., Inc.	6,000	181,920
Superior Uniform Group, Inc.	1,600	19,296
Tandy Brands Accessories, Inc. *	1,000	1,035
Tempur-Pedic International, Inc. *	8,000	544,480
The Jones Group, Inc.	12,156	135,783
The Ryland Group, Inc.	3,700	49,950
The Warnaco Group, Inc. *	5,500	270,050
Toll Brothers, Inc. *	13,700	238,928
Tupperware Brands Corp.	7,800	441,012
Universal Electronics, Inc. *	5,200	96,668
VF Corp.	13,500	1,865,970
Whirlpool Corp.	9,849	500,428
Wolverine World Wide, Inc.	7,800	295,854

		23,957,011

Consumer Services 2.4%
Ambassadors Group, Inc.	3,400	16,864
American Public Education, Inc. *	2,500	89,525

32 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Ameristar Casinos, Inc.	6,400	118,400
Apollo Group, Inc., Class A *	14,550	688,942
Ascent Capital Group, Inc., Class A *	3,116	141,747
Bally Technologies, Inc. *	5,000	181,350
Biglari Holdings, Inc. *	179	61,776
BJ’s Restaurants, Inc. *	3,000	158,790
Bob Evans Farms, Inc.	4,200	138,180
Boyd Gaming Corp. *	7,800	50,544
Brinker International, Inc.	12,350	282,815
Buffalo Wild Wings, Inc. *	3,000	198,660
Career Education Corp. *	8,614	138,944
Carnival Corp.	50,000	1,760,500
CEC Entertainment, Inc.	2,025	64,031
Chipotle Mexican Grill, Inc. *	3,800	1,277,256
Choice Hotels International, Inc.	6,800	243,372
Churchill Downs, Inc.	2,900	139,403
Coinstar, Inc. (d)*	5,000	238,700
Corinthian Colleges, Inc. *	9,200	17,572
CPI Corp.	2,900	17,313
Cracker Barrel Old Country Store, Inc.	3,446	146,076
Darden Restaurants, Inc.	16,300	780,444
DeVry, Inc.	7,800	293,904
DineEquity, Inc. *	3,000	140,880
Domino’s Pizza, Inc. *	5,100	163,353
Dover Downs Gaming & Entertainment, Inc.	5,899	12,624
Dover Motorsports, Inc. *	1,400	1,428
Education Management Corp. (d)*	3,700	73,482
Gaylord Entertainment Co. *	4,625	108,179
H&R Block, Inc.	36,200	553,498
Hillenbrand, Inc.	8,800	185,768
Hyatt Hotels Corp., Class A *	5,000	185,950
International Game Technology	35,600	626,204
International Speedway Corp., Class A	3,245	77,426
Interval Leisure Group, Inc. *	6,269	86,575
Isle of Capri Casinos, Inc. *	7,400	40,256
ITT Educational Services, Inc. (d)*	6,000	371,760
Jack in the Box, Inc. *	8,400	172,872
Krispy Kreme Doughnuts, Inc. *	2,100	14,826
Lakes Entertainment, Inc. *	6,800	14,280
Las Vegas Sands Corp. *	53,500	2,511,825
Learning Tree International, Inc. *	1,400	11,130
LIFE TIME FITNESS, Inc. *	5,500	237,215
Luby’s, Inc. *	2,400	11,592
Marriott International, Inc., Class A	40,808	1,285,452
Matthews International Corp., Class A	2,900	101,906
McDonald’s Corp.	127,709	11,857,781
MGM Resorts International *	37,500	432,000
Monarch Casino & Resort, Inc. *	8,000	82,320
MTR Gaming Group, Inc. *	5,800	9,628
Multimedia Games Holding Co., Inc. *	5,500	36,355
O’Charley’s, Inc. *	400	2,484
Orient-Express Hotels Ltd., Class A *	8,600	73,358
P.F. Chang’s China Bistro, Inc.	3,800	118,180
Panera Bread Co., Class A *	3,800	508,022
Papa John’s International, Inc. *	3,400	114,784
Peet’s Coffee & Tea, Inc. *	1,800	114,696
Penn National Gaming, Inc. *	9,800	352,800
Pinnacle Entertainment, Inc. *	6,800	76,976
Regis Corp.	6,900	112,884
Royal Caribbean Cruises Ltd.	19,500	579,540
Ruby Tuesday, Inc. *	5,600	46,984
School Specialty, Inc. *	2,600	19,890
Scientific Games Corp., Class A *	9,500	82,555
Service Corp. International	30,100	301,000
Shuffle Master, Inc. *	2,812	29,835
Six Flags Entertainment Corp.	6,000	215,400
Sonic Corp. *	7,968	59,043
Sotheby’s	8,438	297,186
Speedway Motorsports, Inc.	4,800	62,400
Starbucks Corp.	90,900	3,848,706
Starwood Hotels & Resorts Worldwide, Inc.	24,230	1,214,165
Steiner Leisure Ltd. *	3,000	144,540
Stewart Enterprises, Inc., Class A	10,000	64,400
Strayer Education, Inc.	1,000	85,210
Texas Roadhouse, Inc.	5,900	84,547
The Cheesecake Factory, Inc. *	5,887	164,777
The Wendy’s Co.	50,775	256,921
Vail Resorts, Inc.	3,800	169,328
Weight Watchers International, Inc.	8,700	649,194
WMS Industries, Inc. *	8,250	180,758
Wyndham Worldwide Corp.	21,744	732,120
Wynn Resorts Ltd.	11,000	1,460,800
Yum! Brands, Inc.	56,500	3,026,705

		41,901,861

Diversified Financials 5.1%
Advance America Cash Advance Centers, Inc.	12,500	105,375
Affiliated Managers Group, Inc. *	5,300	490,833
American Express Co.	132,650	6,714,743
Ameriprise Financial, Inc.	30,530	1,425,140
Asset Acceptance Capital Corp. *	2,500	7,500
ASTA Funding, Inc.	6,000	48,360
Bank of America Corp.	1,244,956	8,503,049
BGC Partners, Inc., Class A	28,300	193,855
BlackRock, Inc.	11,800	1,861,922
Calamos Asset Management, Inc., Class A	5,000	62,450
Capital One Financial Corp.	55,210	2,520,889
Cash America International, Inc.	6,500	355,875
CBOE Holdings, Inc.	3,000	78,390
Citigroup, Inc.	358,528	11,325,900
CME Group, Inc.	8,330	2,295,415
Cohen & Steers, Inc.	5,400	146,718
CompuCredit Holdings Corp. *	7,277	22,704
Cowen Group, Inc., Class A *	11,889	32,338
Credit Acceptance Corp. *	2,400	165,408
DFC Global Corp. *	9,750	213,720
Discover Financial Services	66,150	1,558,494
E*TRADE Financial Corp. *	21,933	237,973
Eaton Vance Corp.	14,600	383,834
Encore Capital Group, Inc. *	2,000	54,180
Evercore Partners, Inc., Class A	6,500	178,360
EZCORP, Inc., Class A *	8,500	236,130
FBR & Co. *	4,000	8,320

See financial notes 33

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Federated Investors, Inc., Class B	9,950	194,423
Financial Engines, Inc. *	3,500	79,485
First Cash Financial Services, Inc. *	3,000	124,500
Franklin Resources, Inc.	18,900	2,015,307
GAMCO Investors, Inc., Class A	3,200	150,720
GFI Group, Inc.	9,900	42,768
Greenhill & Co., Inc.	2,500	94,450
ICG Group, Inc. *	350	3,777
Interactive Brokers Group, Inc., Class A	3,400	52,292
IntercontinentalExchange, Inc. *	8,900	1,155,932
INTL FCStone, Inc. *	737	17,865
Invesco Ltd.	48,000	963,360
Investment Technology Group, Inc. *	4,750	54,198
Janus Capital Group, Inc.	19,200	125,952
Jefferies Group, Inc.	14,200	188,292
JPMorgan Chase & Co.	490,444	17,047,833
Knight Capital Group, Inc., Class A *	9,700	121,153
Legg Mason, Inc.	19,050	523,875
Leucadia National Corp.	24,908	668,282
LPL Investment Holdings, Inc. *	3,000	87,030
MarketAxess Holdings, Inc.	4,000	116,920
MF Global Holdings Ltd. (a)(c)*	14,000	3,360
MicroFinancial, Inc.	1,900	10,735
Moody’s Corp.	26,600	944,034
Morgan Stanley	217,700	3,840,228
MSCI, Inc., Class A *	16,000	534,240
Nelnet, Inc., Class A	5,363	115,197
NewStar Financial, Inc. *	4,000	42,880
Northern Trust Corp.	28,500	1,153,395
NYSE Euronext	31,600	839,612
Penson Worldwide, Inc. (d)*	8,000	9,840
PHH Corp. *	7,186	132,582
Piper Jaffray Cos., Inc. *	3,950	82,002
Portfolio Recovery Associates, Inc. *	2,000	140,280
Raymond James Financial, Inc.	10,350	314,329
Resource America, Inc., Class A	4,000	19,480
SEI Investments Co.	19,400	314,086
SLM Corp.	60,300	824,301
State Street Corp.	60,983	2,463,103
Stifel Financial Corp. *	4,500	143,415
SWS Group, Inc.	8,211	45,243
T. Rowe Price Group, Inc.	32,400	1,712,016
TD Ameritrade Holding Corp.	38,800	651,064
The Bank of New York Mellon Corp.	153,234	3,260,820
The Charles Schwab Corp. (b)	126,026	1,547,599
The First Marblehead Corp. *	7,500	7,200
The Goldman Sachs Group, Inc.	53,500	5,860,925
The NASDAQ OMX Group, Inc. *	17,100	428,355
Virtus Investment Partners, Inc. *	475	29,640
Waddell & Reed Financial, Inc., Class A	10,250	284,232
Walter Investment Management Corp.	5,289	134,129
Westwood Holdings Group, Inc.	4,285	157,002
World Acceptance Corp. *	5,000	338,250

		89,439,863

Energy 11.2%
Abraxas Petroleum Corp. (d)*	8,500	33,150
Adams Resources & Energy, Inc.	1,400	33,180
Alon USA Energy, Inc.	8,700	66,120
Alpha Natural Resources, Inc. *	29,330	705,093
Anadarko Petroleum Corp.	65,160	5,115,060
Apache Corp.	47,472	4,729,635
Apco Oil & Gas International, Inc.	1,800	149,400
Approach Resources, Inc. (d)*	4,000	97,640
Arch Coal, Inc.	18,500	337,070
ATP Oil & Gas Corp. (d)*	6,600	69,630
Atwood Oceanics, Inc. *	4,800	205,152
Baker Hughes, Inc.	58,750	3,406,913
Basic Energy Services, Inc. *	6,000	110,040
Berry Petroleum Co., Class A	4,000	138,200
Bill Barrett Corp. *	3,700	153,920
Brigham Exploration Co. *	13,500	491,603
Bristow Group, Inc.	6,800	338,504
Cabot Oil & Gas Corp.	11,200	870,464
Cal Dive International, Inc. *	9,000	20,160
Callon Petroleum Co. *	8,000	37,680
Cameron International Corp. *	30,047	1,476,510
CARBO Ceramics, Inc.	2,200	298,870
Carrizo Oil & Gas, Inc. *	3,000	81,600
Chesapeake Energy Corp.	82,500	2,319,900
Chevron Corp.	248,739	26,130,032
Cimarex Energy Co.	11,008	704,512
Clayton Williams Energy, Inc. *	2,500	163,350
Clean Energy Fuels Corp. (d)*	4,000	47,280
Cloud Peak Energy, Inc. *	6,500	149,175
Cobalt International Energy, Inc. *	7,000	72,240
Complete Production Services, Inc. *	9,100	298,480
Comstock Resources, Inc. *	4,500	82,080
Concho Resources, Inc. *	12,400	1,174,528
ConocoPhillips	163,223	11,368,482
CONSOL Energy, Inc.	27,600	1,180,176
Contango Oil & Gas Co. *	2,000	128,680
Continental Resources, Inc. *	10,000	606,500
CREDO Petroleum Corp. *	6,700	64,655
Crosstex Energy, Inc.	6,200	80,786
CVR Energy, Inc. *	9,900	245,124
Delek US Holdings, Inc.	7,000	101,360
Denbury Resources, Inc. *	48,725	764,982
Devon Energy Corp.	49,560	3,218,922
Diamond Offshore Drilling, Inc.	8,200	537,428
Dresser-Rand Group, Inc. *	9,000	435,600
Dril-Quip, Inc. *	3,100	201,810
El Paso Corp.	100,587	2,515,681
Energen Corp.	8,200	402,292
ENGlobal Corp. *	4,000	10,440
EOG Resources, Inc.	33,700	3,013,791
EQT Corp.	19,300	1,225,550
EXCO Resources, Inc.	22,000	277,420
Exterran Holdings, Inc. *	10,720	101,840
Exxon Mobil Corp.	605,034	47,247,105
FMC Technologies, Inc. *	29,364	1,316,094
Forest Oil Corp. *	12,450	145,167
General Maritime Corp.	14,720	3,827
Geomet, Inc. *	4,000	4,240
Global Industries Ltd. *	14,400	114,480

34 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Goodrich Petroleum Corp. (d)*	3,500	55,475
Gulf Island Fabrication, Inc.	2,800	77,980
GulfMark Offshore, Inc., Class A *	4,100	170,519
Gulfport Energy Corp. *	5,000	155,700
Halliburton Co.	112,200	4,191,792
Harvest Natural Resources, Inc. (d)*	6,000	64,020
Helix Energy Solutions Group, Inc. *	11,564	208,846
Helmerich & Payne, Inc.	12,600	670,068
Hercules Offshore, Inc. *	12,900	48,891
Hess Corp.	41,700	2,608,752
HollyFrontier Corp.	29,854	916,219
Hornbeck Offshore Services, Inc. *	5,000	164,200
Houston American Energy Corp. (d)	4,000	62,640
ION Geophysical Corp. *	13,900	105,918
James River Coal Co. *	5,500	56,925
Key Energy Services, Inc. *	16,300	210,759
Kinder Morgan, Inc.	11,500	328,900
Lufkin Industries, Inc.	7,000	413,630
Magnum Hunter Resources Corp. *	339	1,526
Marathon Oil Corp.	86,808	2,259,612
Marathon Petroleum Corp.	43,404	1,558,204
Matrix Service Co. *	8,000	84,960
McDermott International, Inc. *	28,000	307,440
McMoRan Exploration Co. *	4,500	54,810
Murphy Oil Corp.	24,500	1,356,565
Nabors Industries Ltd. *	34,634	634,841
National Oilwell Varco, Inc.	52,122	3,717,862
Natural Gas Services Group *	7,500	103,200
Newfield Exploration Co. *	17,100	688,446
Newpark Resources, Inc. *	11,500	102,695
Noble Corp. *	29,500	1,060,230
Noble Energy, Inc.	21,718	1,940,286
Occidental Petroleum Corp.	100,820	9,370,211
Oceaneering International, Inc.	10,400	435,032
Oil States International, Inc. *	6,600	459,426
Overseas Shipholding Group, Inc.	3,700	46,176
OYO Geospace Corp. *	500	39,290
Panhandle Oil & Gas, Inc., Class A	2,000	66,640
Parker Drilling Co. *	18,300	101,199
Patriot Coal Corp. *	9,700	121,832
Patterson-UTI Energy, Inc.	18,200	369,824
Peabody Energy Corp.	34,700	1,504,939
Penn Virginia Corp.	5,000	30,450
Petroleum Development Corp. *	4,000	104,440
PetroQuest Energy, Inc. *	7,200	52,488
PHI, Inc. - Non Voting Shares *	4,000	88,280
Pioneer Drilling Co. *	9,200	90,988
Pioneer Natural Resources Co.	13,133	1,101,859
Plains Exploration & Production Co. *	15,765	496,598
QEP Resources, Inc.	22,200	789,210
Quicksilver Resources, Inc. *	14,900	114,730
Range Resources Corp.	20,600	1,418,104
Resolute Energy Corp. *	5,000	65,000
REX American Resources Corp. *	4,875	88,920
Rex Energy Corp. *	8,000	123,840
Rosetta Resources, Inc. *	6,600	292,644
Rowan Cos., Inc. *	14,400	496,656
RPC, Inc.	17,212	319,627
SandRidge Energy, Inc. *	41,331	316,595
Schlumberger Ltd.	170,260	12,509,002
SEACOR Holdings, Inc.	1,250	106,438
SemGroup Corp. *	3,000	83,940
Ship Finance International Ltd. (d)	6,100	87,291
SM Energy Co.	7,400	613,534
Southern Union Co.	15,874	667,184
Southwestern Energy Co. *	42,000	1,765,680
Spectra Energy Corp.	80,678	2,309,811
Stone Energy Corp. *	4,383	106,463
Sunoco, Inc.	17,000	632,910
Superior Energy Services, Inc. *	9,900	278,388
Swift Energy Co. *	5,500	168,410
Teekay Corp.	6,000	154,560
Tesoro Corp. *	17,600	456,544
TETRA Technologies, Inc. *	8,300	78,850
The Williams Cos., Inc.	73,360	2,208,870
Tidewater, Inc.	7,700	379,071
Ultra Petroleum Corp. *	13,000	414,180
Union Drilling, Inc. *	2,500	18,725
Unit Corp. *	4,400	215,864
USEC, Inc. *	14,300	30,030
VAALCO Energy, Inc. *	9,000	61,290
Valero Energy Corp.	70,980	1,746,108
Verenium Corp. (d)*	91	229
W&T Offshore, Inc.	7,500	147,675
Warren Resources, Inc. *	5,000	15,650
Weatherford International Ltd. *	90,000	1,395,000
Western Refining, Inc. *	5,600	89,488
Westmoreland Coal Co. *	6,500	71,565
Whiting Petroleum Corp. *	13,600	633,080
World Fuel Services Corp.	8,200	326,770

		196,079,112

Food & Staples Retailing 2.0%
Arden Group, Inc., Class A	600	54,426
Casey’s General Stores, Inc.	5,100	252,705
Costco Wholesale Corp.	53,600	4,462,200
CVS Caremark Corp.	168,140	6,103,482
Ingles Markets, Inc., Class A	300	4,530
Nash Finch Co.	1,700	44,744
PriceSmart, Inc.	3,500	266,140
Rite Aid Corp. *	75,000	87,000
Ruddick Corp.	6,100	266,631
Safeway, Inc.	44,900	869,713
Spartan Stores, Inc.	500	8,560
SUPERVALU, Inc.	24,332	195,143
Sysco Corp.	71,136	1,971,890
The Andersons, Inc.	1,000	36,920
The Fresh Market, Inc. *	4,000	160,000
The Kroger Co.	71,800	1,664,324
The Pantry, Inc. *	1,000	14,140
United Natural Foods, Inc. *	5,600	204,456
Wal-Mart Stores, Inc.	218,100	12,370,632
Walgreen Co.	115,400	3,831,280
Weis Markets, Inc.	1,700	67,235
Whole Foods Market, Inc.	19,400	1,399,128
Winn-Dixie Stores, Inc. *	5,000	31,700

		34,366,979

See financial notes 35

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Food, Beverage & Tobacco 5.4%
Alico, Inc.	500	11,385
Alliance One International, Inc. *	16,800	44,856
Altria Group, Inc.	257,300	7,088,615
Archer-Daniels-Midland Co.	71,458	2,067,995
B&G Foods, Inc.	3,000	63,660
Beam, Inc.	19,000	939,170
Bridgford Foods Corp.	300	2,637
Brown-Forman Corp., Class B	12,390	925,905
Bunge Ltd.	18,000	1,111,860
Campbell Soup Co.	20,400	678,300
Chiquita Brands International, Inc. *	6,200	55,056
Coca-Cola Bottling Co. Consolidated	3,400	190,808
Coca-Cola Enterprises, Inc.	41,000	1,099,620
ConAgra Foods, Inc.	54,293	1,375,242
Constellation Brands, Inc., Class A *	21,100	426,642
Corn Products International, Inc.	11,800	572,300
Darling International, Inc. *	12,500	175,250
Dean Foods Co. *	19,113	185,778
Diamond Foods, Inc. (d)	3,000	197,250
Dole Food Co., Inc. *	6,000	63,480
Dr Pepper Snapple Group, Inc.	31,500	1,179,675
Flowers Foods, Inc.	10,737	216,780
Fresh Del Monte Produce, Inc.	4,200	106,932
General Mills, Inc.	75,100	2,893,603
Green Mountain Coffee Roasters, Inc. *	15,150	985,053
Griffin Land & Nurseries, Inc.	300	8,046
H.J. Heinz Co.	39,900	2,132,256
Hansen Natural Corp. *	10,000	890,900
Harbinger Group, Inc. *	8,000	41,120
Hormel Foods Corp.	23,000	677,810
J & J Snack Foods Corp.	5,693	293,588
John B. Sanfilippo & Son, Inc. *	5,000	43,000
Kellogg Co.	29,400	1,593,774
Kraft Foods, Inc., Class A	200,513	7,054,047
Lancaster Colony Corp.	3,400	226,168
Lorillard, Inc.	18,048	1,997,192
McCormick & Co., Inc. - Non Voting Shares	14,300	694,408
Mead Johnson Nutrition Co.	24,500	1,760,325
Molson Coors Brewing Co., Class B	17,000	719,780
National Beverage Corp.	4,500	76,140
PepsiCo, Inc.	195,858	12,329,261
Philip Morris International, Inc.	220,300	15,392,361
Pilgrim’s Pride Corp. *	9,000	45,360
Primo Water Corp. *	1,000	6,080
Ralcorp Holdings, Inc. *	6,700	541,628
Reynolds American, Inc.	42,328	1,637,247
Rocky Mountain Chocolate Factory, Inc.	3,427	29,438
Sanderson Farms, Inc.	1,750	86,625
Sara Lee Corp.	72,378	1,288,328
Smithfield Foods, Inc. *	16,800	384,048
Snyders-Lance, Inc.	2,900	61,538
The Boston Beer Co., Inc., Class A (d)*	2,500	221,200
The Coca-Cola Co.	262,700	17,947,664
The Hain Celestial Group, Inc. *	4,406	147,865
The Hershey Co.	19,400	1,110,262
The JM Smucker Co.	15,246	1,174,247
Tootsie Roll Industries, Inc.	2,769	68,588
TreeHouse Foods, Inc. *	3,722	228,308
Tyson Foods, Inc., Class A	33,340	643,462
Universal Corp.	4,800	205,536
Vector Group Ltd. (d)	4,762	83,668

		94,499,120

Health Care Equipment & Services 4.3%
ABIOMED, Inc. *	3,800	57,228
Accretive Health, Inc. (d)*	3,700	88,097
Aetna, Inc.	49,200	1,956,192
Alere, Inc. *	9,441	246,032
Align Technology, Inc. *	8,700	200,361
Alliance HealthCare Services, Inc. *	1,800	1,998
Allscripts Healthcare Solutions, Inc. *	23,460	449,259
Amedisys, Inc. *	3,334	43,775
American Dental Partners, Inc. *	3,000	31,680
AMERIGROUP Corp. *	7,300	406,099
AmerisourceBergen Corp.	33,796	1,378,877
AMN Healthcare Services, Inc. *	7,110	33,701
AmSurg Corp. *	4,300	108,919
Analogic Corp.	1,400	75,712
ArthroCare Corp. *	3,000	90,450
Assisted Living Concepts, Inc., Class A	4,000	56,840
athenahealth, Inc. *	4,000	211,640
Baxter International, Inc.	70,418	3,871,582
Becton, Dickinson & Co.	26,300	2,057,449
BioScrip, Inc. *	2,172	14,118
Boston Scientific Corp. *	184,568	1,087,106
Brookdale Senior Living, Inc. *	11,300	187,354
C.R. Bard, Inc.	11,300	971,235
Cantel Medical Corp.	3,571	98,560
Cardinal Health, Inc.	42,260	1,870,850
CareFusion Corp. *	27,080	693,248
Catalyst Health Solutions, Inc. *	4,900	269,353
Centene Corp. *	7,000	246,050
Cerner Corp. *	16,800	1,065,624
Chemed Corp.	3,900	231,504
Chindex International, Inc. *	3,300	36,663
CIGNA Corp.	34,400	1,525,296
Community Health Systems, Inc. *	12,100	211,508
CONMED Corp. *	4,200	110,334
CorVel Corp. *	2,850	146,975
Coventry Health Care, Inc. *	23,937	761,436
Covidien plc	60,500	2,845,920
Cross Country Healthcare, Inc. *	7,100	35,500
CryoLife, Inc. *	4,250	19,593
Cyberonics, Inc. *	4,200	120,960
DaVita, Inc. *	14,250	997,500
DENTSPLY International, Inc.	18,100	668,976
Dexcom, Inc. *	8,600	84,194
Edwards Lifesciences Corp. *	13,800	1,040,796
Emdeon, Inc., Class A *	5,000	94,850
Emeritus Corp. *	3,400	60,214

36 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Ensign Group, Inc.	3,000	68,280
Express Scripts, Inc. *	60,400	2,762,092
Five Star Quality Care, Inc. *	3,635	9,415
Gen-Probe, Inc. *	6,400	384,640
Gentiva Health Services, Inc. *	3,250	13,455
Greatbatch, Inc. *	4,100	91,553
Haemonetics Corp. *	3,700	225,515
Hanger Orthopedic Group, Inc. *	5,400	93,798
HCA Holdings, Inc. *	15,500	363,475
Health Management Associates, Inc., Class A *	27,900	244,404
Health Net, Inc. *	11,100	308,469
HEALTHSOUTH Corp. *	20,000	353,200
Healthspring, Inc. *	9,100	490,854
HealthStream, Inc. *	1,500	22,770
Healthways, Inc. *	3,100	22,196
Henry Schein, Inc. *	10,600	734,792
Hill-Rom Holdings, Inc.	7,800	262,626
HMS Holdings Corp. *	10,000	244,400
Hologic, Inc. *	32,512	524,093
Humana, Inc.	20,900	1,774,201
ICU Medical, Inc. *	3,550	139,551
IDEXX Laboratories, Inc. *	8,000	575,920
Insulet Corp. *	4,500	73,440
Integra LifeSciences Holdings *	3,100	99,386
Intuitive Surgical, Inc. *	5,050	2,190,993
Invacare Corp.	4,000	89,800
IPC The Hospitalist Co. *	2,000	83,860
Kindred Healthcare, Inc. *	6,508	75,818
Kinetic Concepts, Inc. *	8,600	588,154
Laboratory Corp. of America Holdings *	12,800	1,073,280
Landauer, Inc.	1,100	56,375
LCA-Vision, Inc. *	2,500	8,075
LeMaitre Vascular, Inc.	2,000	11,560
LifePoint Hospitals, Inc. *	6,707	259,293
Lincare Holdings, Inc.	12,650	297,907
Magellan Health Services, Inc. *	3,007	154,770
MAKO Surgical Corp. (d)*	5,000	192,250
Masimo Corp.	5,500	113,740
McKesson Corp.	30,500	2,487,275
MedAssets, Inc. *	6,000	63,960
MedCath Corp.	4,500	32,400
Medco Health Solutions, Inc. *	51,066	2,801,481
Medical Action Industries, Inc. *	6,250	32,750
MEDNAX, Inc. *	6,000	394,800
Medtronic, Inc.	134,874	4,685,523
Meridian Bioscience, Inc.	11,250	204,975
Merit Medical Systems, Inc. *	2,777	37,267
Molina Healthcare, Inc. *	3,750	79,425
MWI Veterinary Supply, Inc. *	3,000	226,500
National Healthcare Corp.	2,100	80,451
Neogen Corp. *	1,405	54,303
NuVasive, Inc. *	10,000	148,200
NxStage Medical, Inc. *	6,000	137,940
Omnicare, Inc.	15,000	447,300
Omnicell, Inc. *	3,000	44,850
OraSure Technologies, Inc. *	1,500	13,935
Orthofix International N.V. *	1,000	35,110
Owens & Minor, Inc.	7,500	224,400
Patterson Cos., Inc.	13,100	412,257
PDI, Inc. *	2,900	18,676
PharMerica Corp. *	3,413	53,243
PSS World Medical, Inc. *	5,800	129,050
Quality Systems, Inc.	4,000	155,640
Quest Diagnostics, Inc.	19,820	1,105,956
ResMed, Inc. *	18,000	509,400
RTI Biologics, Inc. *	1,700	7,650
Sirona Dental Systems, Inc. *	7,000	335,300
SonoSite, Inc. *	2,800	86,772
St. Jude Medical, Inc.	42,300	1,649,700
STERIS Corp.	6,100	188,978
Stryker Corp.	37,100	1,777,461
Sunrise Senior Living, Inc. *	6,400	35,200
Symmetry Medical, Inc. *	3,000	27,270
Teleflex, Inc.	4,300	257,398
Tenet Healthcare Corp. *	55,650	263,224
The Cooper Cos., Inc.	5,781	400,623
The Providence Service Corp. *	3,000	37,500
Thoratec Corp. *	5,636	205,770
U.S. Physical Therapy, Inc.	3,500	68,320
UnitedHealth Group, Inc.	137,080	6,578,469
Universal American Corp. *	4,000	46,000
Universal Health Services, Inc., Class B	12,000	479,640
Utah Medical Products, Inc.	2,500	65,988
Varian Medical Systems, Inc. *	14,900	874,928
VCA Antech, Inc. *	9,900	201,168
Volcano Corp. *	7,500	186,975
WellCare Health Plans, Inc. *	6,200	303,862
WellPoint, Inc.	47,023	3,239,885
West Pharmaceutical Services, Inc.	4,600	178,802
Wright Medical Group, Inc. *	4,200	72,198
Young Innovations, Inc.	2,000	57,500
Zimmer Holdings, Inc. *	23,300	1,226,279
Zoll Medical Corp. *	3,000	113,430

		75,523,365

Household & Personal Products 2.2%
Avon Products, Inc.	53,500	977,980
Central Garden & Pet Co., Class A *	6,200	54,498
Church & Dwight Co., Inc.	15,900	702,462
Colgate-Palmolive Co.	60,500	5,467,385
Elizabeth Arden, Inc. *	3,500	119,980
Energizer Holdings, Inc. *	9,333	688,682
Herbalife Ltd.	15,600	972,816
Inter Parfums, Inc.	4,013	74,000
Kimberly-Clark Corp.	49,139	3,425,479
Medifast, Inc. *	3,500	57,540
Nu Skin Enterprises, Inc., Class A	6,500	328,445
Nutraceutical International Corp. *	5,000	69,000
Oil-Dri Corp. of America	500	10,025
Orchids Paper Products Co.	2,500	29,200
Prestige Brands Holdings, Inc. *	6,500	68,770
Revlon, Inc., Class A *	3,500	51,555
Schiff Nutrition International, Inc. *	3,500	42,770
Spectrum Brands Holdings, Inc. *	2,000	50,760
The Clorox Co.	14,700	984,018
The Estee Lauder Cos., Inc., Class A	16,000	1,575,200
The Female Health Co.	3,500	15,925
The Procter & Gamble Co.	343,215	21,962,328

See financial notes 37

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
USANA Health Sciences, Inc. *	3,500	121,100
WD-40 Co.	1,600	70,432

		37,920,350

Insurance 3.8%
21st Century Holding Co. *	1,500	3,660
ACE Ltd.	41,000	2,958,150
Aflac, Inc.	56,600	2,552,094
Alleghany Corp. *	240	76,157
Allied World Assurance Co. Holdings AG	4,900	284,690
American Equity Investment Life Holding Co.	6,400	69,376
American Financial Group, Inc.	10,750	385,172
American International Group, Inc. *	25,596	631,965
American National Insurance Co.	1,300	92,898
American Safety Insurance Holdings Ltd. *	3,000	61,230
AmTrust Financial Services, Inc.	7,500	190,350
Aon Corp.	35,996	1,678,134
Arch Capital Group Ltd. *	20,700	744,579
Argo Group International Holdings Ltd.	4,556	137,546
Arthur J. Gallagher & Co.	12,800	395,520
Aspen Insurance Holdings Ltd.	9,000	238,410
Assurant, Inc.	13,500	520,290
Assured Guaranty Ltd.	20,500	261,170
Axis Capital Holdings Ltd.	15,200	476,520
Baldwin & Lyons, Inc., Class B	750	17,273
Berkshire Hathaway, Inc., Class B *	236,774	18,435,224
Brown & Brown, Inc.	14,000	309,120
Cincinnati Financial Corp.	19,450	562,883
Citizens, Inc. *	5,000	39,200
CNA Financial Corp.	23,900	635,740
CNO Financial Group, Inc. *	25,000	156,250
Crawford & Co., Class B	1,600	11,376
Delphi Financial Group, Inc., Class A	6,772	179,323
Eastern Insurance Holdings, Inc.	2,500	33,100
EMC Insurance Group, Inc.	1,200	23,328
Employers Holdings, Inc.	4,200	68,124
Endurance Specialty Holdings Ltd.	5,000	186,000
Erie Indemnity Co., Class A	5,500	434,225
Everest Re Group Ltd.	5,900	530,528
FBL Financial Group, Inc., Class A	5,090	166,189
Fidelity National Financial, Inc., Class A	27,727	428,105
First American Financial Corp.	10,800	129,600
Flagstone Reinsurance Holdings S.A.	7,500	63,675
Genworth Financial, Inc., Class A *	58,500	373,230
Greenlight Capital Re Ltd., Class A *	3,000	67,590
Harleysville Group, Inc.	1,800	105,768
Hartford Financial Services Group, Inc.	53,400	1,027,950
HCC Insurance Holdings, Inc.	13,950	371,209
Hilltop Holdings, Inc. *	3,726	29,361
Horace Mann Educators Corp.	4,300	57,835
Independence Holding Co.	2,700	22,383
Infinity Property & Casualty Corp.	2,500	144,900
Kemper Corp.	5,600	150,584
Lincoln National Corp.	38,426	732,015
Loews Corp.	44,645	1,772,406
Markel Corp. *	1,200	463,800
Marsh & McLennan Cos., Inc.	66,500	2,036,230
MBIA, Inc. (d)*	25,250	222,200
Mercury General Corp.	5,400	233,820
MetLife, Inc.	103,000	3,621,480
Montpelier Re Holdings Ltd.	8,100	141,750
National Financial Partners Corp. *	2,500	34,175
National Western Life Insurance Co., Class A	300	43,131
Old Republic International Corp.	20,822	184,066
OneBeacon Insurance Group Ltd., Class A	8,200	124,804
PartnerRe Ltd.	8,900	553,758
Platinum Underwriters Holdings Ltd.	4,500	155,835
Presidential Life Corp.	1,000	9,920
Primerica, Inc.	4,500	101,835
Principal Financial Group, Inc.	36,900	951,282
ProAssurance Corp.	3,670	280,939
Protective Life Corp.	10,500	195,300
Prudential Financial, Inc.	60,000	3,252,000
Reinsurance Group of America, Inc.	10,100	527,523
RenaissanceRe Holdings Ltd.	5,800	395,096
RLI Corp.	2,800	196,952
Safety Insurance Group, Inc.	1,000	42,620
Selective Insurance Group, Inc.	5,400	86,562
StanCorp Financial Group, Inc.	5,000	169,700
State Auto Financial Corp.	3,800	50,502
Stewart Information Services Corp.	1,400	14,056
Symetra Financial Corp.	11,500	106,605
The Allstate Corp.	60,874	1,603,421
The Chubb Corp.	37,094	2,487,153
The Hanover Insurance Group, Inc.	4,900	186,984
The Navigators Group, Inc. *	1,500	68,430
The Phoenix Cos., Inc. *	9,500	14,155
The Progressive Corp.	78,700	1,496,087
The Travelers Cos., Inc.	55,050	3,212,167
Torchmark Corp.	15,900	650,787
Tower Group, Inc.	4,000	94,920
Transatlantic Holdings, Inc.	8,437	439,061
United Fire & Casualty Co.	5,000	94,050
Unum Group	38,914	927,710
Validus Holdings Ltd.	10,920	298,771
W. R. Berkley Corp.	22,950	798,889
White Mountains Insurance Group Ltd.	400	168,000
XL Group plc	40,200	873,948

		66,632,879

Materials 4.1%
A. M. Castle & Co. *	4,000	54,760
A. Schulman, Inc.	5,300	111,883
AbitibiBowater, Inc. *	8,500	144,500
AEP Industries, Inc. *	1,900	51,357
Air Products & Chemicals, Inc.	25,700	2,213,798

38 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Airgas, Inc.	7,500	517,125
AK Steel Holding Corp. (d)	11,527	96,020
Albemarle Corp.	11,000	586,190
Alcoa, Inc.	127,664	1,373,665
Allegheny Technologies, Inc.	11,292	523,949
Allied Nevada Gold Corp. *	4,000	151,920
AMCOL International Corp.	3,000	90,570
AptarGroup, Inc.	6,900	330,993
Ashland, Inc.	14,523	769,138
Balchem Corp.	3,000	110,610
Ball Corp.	21,400	739,798
Bemis Co., Inc.	13,400	376,674
Boise, Inc.	9,500	57,475
Buckeye Technologies, Inc.	7,700	232,848
Cabot Corp.	13,200	398,376
Calgon Carbon Corp. *	7,000	111,650
Carpenter Technology Corp.	5,000	283,600
Celanese Corp., Series A	18,500	805,675
Century Aluminum Co. *	7,100	79,236
CF Industries Holdings, Inc.	8,400	1,363,068
Chase Corp.	200	2,800
Chemtura Corp. *	11,500	139,610
Clearwater Paper Corp. *	1,572	52,080
Cliffs Natural Resources, Inc.	16,300	1,111,986
Coeur d’Alene Mines Corp. *	11,500	294,055
Commercial Metals Co.	12,000	149,160
Compass Minerals International, Inc.	5,000	380,350
Crown Holdings, Inc. *	19,900	672,421
Cytec Industries, Inc.	6,600	294,822
Deltic Timber Corp.	3,700	250,453
Domtar Corp.	5,250	430,028
E.I. du Pont de Nemours & Co.	112,695	5,417,249
Eagle Materials, Inc.	4,143	85,263
Eastman Chemical Co.	16,200	636,498
Ecolab, Inc.	27,000	1,453,680
Ferro Corp. *	8,200	53,054
FMC Corp.	9,200	725,788
Freeport-McMoran Copper & Gold, Inc.	116,244	4,679,983
Graphic Packaging Holding Co. *	4,000	17,680
Greif, Inc., Class A	7,400	331,372
H.B. Fuller Co.	6,500	139,685
Hawkins, Inc.	1,900	72,732
Headwaters, Inc. *	12,000	21,120
Hecla Mining Co. *	28,500	178,695
Horsehead Holding Corp. *	4,000	34,720
Huntsman Corp.	24,500	287,630
Innophos Holdings, Inc.	6,500	285,935
International Flavors & Fragrances, Inc.	9,900	599,544
International Paper Co.	50,304	1,393,421
Intrepid Potash, Inc. *	6,500	180,895
Koppers Holdings, Inc.	2,500	82,725
Kraton Performance Polymers, Inc. *	3,500	68,880
Kronos Worldwide, Inc.	12,120	268,943
Landec Corp. *	6,500	40,365
Louisiana-Pacific Corp. *	13,800	91,770
LSB Industries, Inc. *	3,000	106,290
LyondellBasell Industries N.V., Class A	40,500	1,330,830
Martin Marietta Materials, Inc.	4,200	303,114
Materion Corp. *	4,000	105,760
MeadWestvaco Corp.	19,974	557,474
Minerals Technologies, Inc.	3,100	170,004
Mod-Pac Corp. *	500	2,960
Molycorp, Inc. (d)*	3,500	133,945
Monsanto Co.	69,290	5,040,847
Myers Industries, Inc.	8,080	98,738
Nalco Holding Co.	16,100	607,131
Neenah Paper, Inc.	4,231	69,812
NewMarket Corp.	2,000	388,280
Newmont Mining Corp.	59,251	3,959,744
Nucor Corp.	33,500	1,265,630
Olin Corp.	7,320	138,055
OM Group, Inc. *	2,400	69,384
Omnova Solutions, Inc. *	6,400	28,352
Owens-Illinois, Inc. *	20,200	405,616
P.H. Glatfelter Co.	7,000	105,000
Packaging Corp. of America	11,000	286,880
Penford Corp. *	6,200	31,682
PolyOne Corp.	15,200	170,088
PPG Industries, Inc.	20,400	1,762,764
Praxair, Inc.	37,300	3,792,291
Reliance Steel & Aluminum Co.	8,500	375,615
Rock-Tenn Co., Class A	7,713	456,532
Rockwood Holdings, Inc. *	5,900	271,636
Royal Gold, Inc.	5,200	372,216
RPM International, Inc.	15,600	350,532
RTI International Metals, Inc. *	4,500	118,755
Schnitzer Steel Industries, Inc., Class A	1,650	77,220
Schweitzer-Mauduit International, Inc.	3,300	232,056
Sealed Air Corp.	18,500	329,300
Sensient Technologies Corp.	4,800	177,408
Sigma-Aldrich Corp.	12,600	825,048
Silgan Holdings, Inc.	11,600	435,464
Solutia, Inc. *	14,000	227,500
Sonoco Products Co.	13,500	423,765
Southern Copper Corp.	25,900	794,612
Spartech Corp. *	8,200	33,292
Steel Dynamics, Inc.	26,000	324,740
Stepan Co.	1,200	92,748
Stillwater Mining Co. *	11,233	127,607
Temple-Inland, Inc.	11,800	375,358
Texas Industries, Inc. (d)	4,000	120,000
The Dow Chemical Co.	144,766	4,036,076
The Mosaic Co.	33,500	1,961,760
The Scotts Miracle-Gro Co., Class A	5,600	271,656
The Sherwin-Williams Co.	13,000	1,075,230
The Valspar Corp.	10,400	362,648
Titanium Metals Corp.	16,307	273,142
United States Steel Corp. (d)	14,900	377,864
Valhi, Inc.	9,600	567,264
Vulcan Materials Co.	19,592	613,034
W.R. Grace & Co. *	7,000	292,530
Walter Energy, Inc.	7,600	574,940
Wausau Paper Corp.	8,700	65,250
Westlake Chemical Corp.	2,100	86,541
Worthington Industries, Inc.	7,200	124,416

See financial notes 39

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Zep, Inc.	6,600	100,584

		70,755,280

Media 3.0%
AH Belo Corp., Class A	7,880	39,400
AMC Networks, Inc., Class A *	7,400	241,388
Arbitron, Inc.	2,120	84,228
Belo Corp., Class A	9,400	59,596
Cablevision Systems Corp., Class A	29,600	428,312
Carmike Cinemas, Inc. *	2,500	16,200
CBS Corp., Class B - Non Voting Shares	77,106	1,990,106
Charter Communications, Inc., Class A *	4,500	206,730
Cinemark Holdings, Inc.	6,500	134,355
Clear Channel Outdoor Holdings, Inc., Class A *	28,700	315,700
Comcast Corp., Class A	277,004	6,495,744
Comcast Corp., Special Class A	64,200	1,476,600
Crown Media Holdings, Inc., Class A (d)*	6,000	9,480
Cumulus Media Inc., Class A (d)*	4,351	13,097
DG Fastchannel, Inc. *	3,000	55,920
DIRECTV, Class A *	96,126	4,369,888
Discovery Communications, Inc., Class A *	36,561	1,588,941
DISH Network Corp., Class A *	25,700	621,169
DreamWorks Animation SKG, Inc., Class A *	8,200	152,110
Entercom Communications Corp., Class A *	3,000	19,680
Gannett Co., Inc.	27,000	315,630
Harte-Hanks, Inc.	8,100	71,118
John Wiley & Sons, Inc., Class A	6,300	299,628
Journal Communications, Inc., Class A *	11,500	44,390
Lamar Advertising Co., Class A *	9,200	206,908
Liberty Global, Inc., Series A *	27,575	1,107,963
Liberty Media Corp - Liberty Starz - Class A *	4,464	304,891
Liberty Media Corp. - Liberty Capital, Class A *	11,161	857,388
Live Nation Entertainment, Inc. *	15,457	145,141
Martha Stewart Living Omnimedia, Inc., Class A *	3,900	15,093
Media General, Inc., Class A (d)*	5,000	15,100
Meredith Corp.	3,800	101,954
Morningstar, Inc.	3,200	188,704
News Corp., Class A	286,950	5,027,364
Omnicom Group, Inc.	36,600	1,627,968
Regal Entertainment Group, Class A	12,100	174,724
Salem Communications Corp., Class A	900	2,241
Scholastic Corp.	2,200	59,070
Scripps Networks Interactive, Class A	12,000	509,760
Sinclair Broadcast Group, Inc., Class A	7,300	69,934
Sirius XM Radio, Inc. *	472,800	846,312
The E.W. Scripps Co., Class A *	7,000	58,380
The Interpublic Group of Cos., Inc.	55,937	530,283
The Madison Square Garden, Inc., Class A *	7,275	192,278
The McGraw-Hill Cos., Inc.	39,600	1,683,000
The New York Times Co., Class A *	13,200	100,584
The Walt Disney Co.	219,693	7,662,892
The Washington Post Co., Class B	600	204,096
Time Warner Cable, Inc.	42,711	2,720,264
Time Warner, Inc.	137,350	4,805,876
Valassis Communications, Inc. *	5,700	111,321
Viacom Inc., Class B	65,106	2,854,898
Virgin Media, Inc.	35,000	853,300
World Wrestling Entertainment, Inc., Class A (d)	4,900	51,499

		52,138,596

Pharmaceuticals, Biotechnology & Life Sciences 7.1%
Abbott Laboratories	193,305	10,413,340
Acorda Therapeutics, Inc. *	5,000	109,200
Acura Pharmaceuticals, Inc. (d)*	4,500	19,980
Adolor Corp. *	8,700	38,802
Affymax, Inc. *	2,900	15,428
Affymetrix, Inc. *	13,400	74,906
Agilent Technologies, Inc. *	43,317	1,605,761
Albany Molecular Research, Inc. *	8,600	27,606
Alexion Pharmaceuticals, Inc. *	22,400	1,512,224
Alkermes PLC *	11,500	201,135
Allergan, Inc.	37,468	3,151,808
Allos Therapeutics, Inc. *	11,000	16,170
Alnylam Pharmaceuticals, Inc. *	7,400	60,088
AMAG Pharmaceuticals, Inc. *	3,000	42,330
Amgen, Inc.	115,268	6,601,398
Amicus Therapeutics, Inc. *	500	1,645
Amylin Pharmaceuticals, Inc. *	15,400	177,408
Arena Pharmaceuticals, Inc. *	6,300	8,883
ARIAD Pharmaceuticals, Inc. *	14,500	168,635
ArQule, Inc. *	8,800	51,128
Astex Pharmaceuticals *	5,900	11,387
Auxilium Pharmaceuticals, Inc. *	5,000	77,800
AVEO Pharmaceuticals, Inc. *	5,000	80,300
Bio-Rad Laboratories, Inc., Class A *	3,000	298,650
BioCryst Pharmaceuticals, Inc. *	4,900	15,043
Biogen Idec, Inc. *	31,125	3,621,705
BioMarin Pharmaceuticals, Inc. *	12,800	436,608
Bristol-Myers Squibb Co.	212,450	6,711,295
Bruker Corp. *	14,600	210,678
Caliper Life Sciences, Inc. *	11,200	117,376
Cambrex Corp. *	16,400	90,364
Celgene Corp. *	58,445	3,788,989
Cepheid, Inc. *	8,500	304,980
Charles River Laboratories International, Inc. *	7,416	239,388
Codexis, Inc. *	1,870	8,621
Covance, Inc. *	8,800	446,424
Cubist Pharmaceuticals, Inc. *	8,900	336,509
Dendreon Corp. *	16,900	184,886
Durect Corp. *	14,500	23,055
Dyax Corp. *	7,000	9,450

40 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Eli Lilly & Co.	121,900	4,529,804
Emergent Biosolutions, Inc. *	6,000	113,160
Endo Pharmaceuticals Holdings, Inc. *	13,000	420,030
Enzo Biochem, Inc. *	9,281	26,544
Enzon Pharmaceuticals, Inc. *	10,900	80,115
eResearch Technology, Inc. *	9,125	46,629
Exelixis, Inc. *	14,800	114,404
Forest Laboratories, Inc. *	36,300	1,136,190
Furiex Pharmaceuticals, Inc. *	1,000	14,200
Genomic Health, Inc. *	5,000	107,000
Geron Corp. *	11,500	27,025
Gilead Sciences, Inc. *	99,640	4,151,002
GTX, Inc. *	3,000	13,170
Halozyme Therapeutics, Inc. *	9,000	75,870
Harvard Bioscience, Inc. *	6,500	29,640
Hospira, Inc. *	21,070	662,652
Human Genome Sciences, Inc. *	22,600	231,876
Illumina, Inc. *	15,200	465,424
ImmunoGen, Inc. *	10,000	135,800
Impax Laboratories, Inc. *	8,500	160,735
Incyte Corp. *	15,100	207,927
InterMune, Inc. *	4,600	117,300
Ironwood Pharmaceuticals, Inc. *	6,000	81,600
Isis Pharmaceuticals, Inc. *	10,300	85,387
Jazz Pharmaceuticals, Inc. *	5,000	194,800
Johnson & Johnson	338,670	21,806,961
Lexicon Pharmaceuticals, Inc. *	42,400	51,304
Life Technologies Corp. *	23,362	950,133
Ligand Pharmaceuticals, Inc. *	448	6,586
Luminex Corp. *	7,800	171,288
MannKind Corp. (d)*	7,000	21,840
MAP Pharmaceuticals, Inc. *	4,000	59,120
Maxygen, Inc.	10,000	59,000
Medicis Pharmaceutical Corp., Class A	7,900	302,491
Medivation, Inc. *	5,000	85,900
Merck & Co., Inc.	380,170	13,115,865
Mettler-Toledo International, Inc. *	4,800	737,280
Momenta Pharmaceuticals, Inc. *	4,000	59,200
Mylan, Inc. *	52,900	1,035,253
Myrexis, Inc. *	7,200	20,016
Myriad Genetics, Inc. *	14,800	314,944
Nabi Biopharmaceuticals *	10,300	18,952
Nektar Therapeutics *	13,300	72,086
Neurocrine Biosciences, Inc. *	10,900	68,234
NPS Pharmacuticals, Inc. *	7,500	38,775
Onyx Pharmaceuticals, Inc. *	7,500	306,975
Opko Health, Inc. *	19,000	102,220
Pain Therapeutics, Inc. *	7,400	32,930
Par Pharmaceutical Cos., Inc. *	8,900	272,340
PAREXEL International Corp. *	7,800	171,834
PDL BioPharma, Inc.	16,000	97,120
PerkinElmer, Inc.	14,477	299,240
Perrigo Co.	10,300	929,884
Pfizer, Inc.	996,301	19,188,757
Pharmaceutical Product Development, Inc.	14,000	461,860
Pharmasset, Inc. *	9,000	633,600
POZEN, Inc. *	4,800	12,240
Questcor Pharmaceuticals, Inc. *	8,000	324,880
Regeneron Pharmaceuticals, Inc. *	9,200	508,760
Salix Pharmaceuticals Ltd. *	7,000	239,785
Sangamo BioSciences, Inc. *	4,700	15,604
Savient Pharmaceuticals, Inc. (d)*	6,800	25,500
Seattle Genetics, Inc. *	11,500	253,000
Sequenom, Inc. *	15,000	74,550
Sucampo Pharmaceuticals, Inc., Class A *	6,500	28,600
Synta Pharmaceuticals Corp. *	8,500	31,450
Techne Corp.	3,800	261,440
The Medicines Co. *	8,300	155,376
Theravance, Inc. *	9,700	215,631
Thermo Fisher Scientific, Inc. *	48,602	2,443,223
United Therapeutics Corp. *	6,000	262,380
Vertex Pharmaceuticals, Inc. *	25,144	995,451
Vical, Inc. *	6,600	19,734
ViroPharma, Inc. *	13,000	263,120
VIVUS, Inc. *	8,500	80,155
Warner Chilcott plc, Class A *	17,000	308,040
Waters Corp. *	10,700	857,284
Watson Pharmaceuticals, Inc. *	15,732	1,056,561
XenoPort, Inc. *	2,500	15,250
Zalicus, Inc. *	10,500	15,435

		124,495,104

Real Estate 3.1%
Acadia Realty Trust	6,000	124,320
Alexander’s, Inc.	700	303,590
Alexandria Real Estate Equities, Inc.	7,500	495,675
American Assets Trust, Inc.	3,000	60,810
American Campus Communities, Inc.	7,500	291,975
American Capital Agency Corp.	21,200	583,212
American Realty Investors, Inc. *	1,537	2,982
Annaly Capital Management, Inc.	120,600	2,032,110
Anworth Mortgage Asset Corp.	24,200	156,090
Apartment Investment & Management Co., Class A	13,711	338,250
Ashford Hospitality Trust	9,000	80,100
Associated Estates Reality Corp.	5,000	84,900
AvalonBay Communities, Inc.	11,192	1,496,258
Avatar Holdings, Inc. *	4,500	42,750
BioMed Realty Trust, Inc.	17,000	307,870
Boston Properties, Inc.	17,900	1,771,921
Brandywine Realty Trust	14,863	135,402
BRE Properties, Inc.	8,000	400,960
Brookfield Office Properties, Inc.	35,200	581,504
Camden Property Trust	7,800	472,992
Capstead Mortgage Corp.	9,240	111,989
CBL & Associates Properties, Inc.	16,485	253,539
CBRE Group, Inc. *	36,500	648,970
Chimera Investment Corp.	119,900	360,899
Colonial Properties Trust	10,067	204,159
CommonWealth REIT	8,850	171,248
Consolidated-Tomoka Land Co.	1,100	32,945
Corporate Office Properties Trust	9,000	218,250
Cousins Properties, Inc.	9,145	59,991
CreXus Investment Corp.	9,000	86,040
CubeSmart	11,000	107,910
CYS Investments, Inc. (d)	8,500	107,780
DCT Industrial Trust, Inc.	29,300	145,328

See financial notes 41

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
DDR Corp.	27,784	355,913
DiamondRock Hospitality Co.	19,786	179,063
Digital Realty Trust, Inc.	12,000	747,960
Douglas Emmett, Inc.	14,000	273,000
Duke Realty Corp.	30,290	371,961
DuPont Fabros Technology, Inc.	7,500	155,925
EastGroup Properties, Inc.	3,900	170,079
Education Realty Trust, Inc.	9,000	83,250
Entertainment Properties Trust	5,200	232,960
Equity Lifestyle Properties, Inc.	6,000	396,780
Equity One, Inc.	12,100	207,515
Equity Residential	37,500	2,200,500
Essex Property Trust, Inc.	3,800	542,488
Extra Space Storage, Inc.	11,000	247,830
Federal Realty Investment Trust	8,200	727,832
FelCor Lodging Trust, Inc. *	12,200	36,722
First Industrial Realty Trust, Inc. *	15,900	156,615
First Potomac Realty Trust	6,000	85,260
Forest City Enterprises, Inc., Class A *	15,400	210,672
Forestar Group, Inc. *	2,933	38,129
Franklin Street Properties Corp.	14,000	177,800
General Growth Properties, Inc.	48,409	711,612
Getty Realty Corp.	2,000	31,880
Glimcher Realty Trust	12,300	112,668
Government Properties Income Trust	3,000	70,590
Gramercy Capital Corp. *	9,528	28,393
Hatteras Financial Corp.	9,000	231,300
HCP, Inc.	50,048	1,994,413
Health Care REIT, Inc.	23,200	1,222,408
Healthcare Realty Trust, Inc.	7,900	149,231
Hersha Hospitality Trust	13,500	59,535
Highwoods Properties, Inc.	8,600	266,428
Home Properties, Inc.	5,500	323,950
Hospitality Properties Trust	14,600	350,838
Host Hotels & Resorts, Inc.	82,263	1,173,893
Inland Real Estate Corp.	8,500	63,750
Invesco Mortgage Capital, Inc.	12,000	189,360
Investors Real Estate Trust	8,000	59,280
iStar Financial, Inc. *	9,390	63,758
Jones Lang LaSalle, Inc.	5,300	342,486
Kilroy Realty Corp.	6,800	249,492
Kimco Realty Corp.	49,595	866,425
LaSalle Hotel Properties	8,600	205,626
Lexington Realty Trust	14,367	112,925
Liberty Property Trust	13,300	425,600
LTC Properties, Inc.	2,800	79,408
Mack-Cali Realty Corp.	11,400	319,884
Maui Land & Pineapple Co., Inc. *	800	3,512
Medical Properties Trust, Inc.	12,300	124,230
MFA Financial, Inc.	41,000	276,750
Mid-America Apartment Communities, Inc.	5,500	343,200
Mission West Properties, Inc.	3,500	27,230
MPG Office Trust, Inc. *	18,500	44,215
National Health Investors, Inc.	6,100	272,609
National Retail Properties, Inc.	9,320	253,970
New Century Financial Corp. (a)(c)*	3,600	—
OMEGA Healthcare Investors, Inc.	12,284	218,164
Parkway Properties, Inc.	3,500	44,975
Pebblebrook Hotel Trust	5,000	95,150
Pennsylvania REIT	8,500	87,210
PennyMac Mortgage Investment Trust	6,000	102,600
Piedmont Office Realty Trust, Inc., Class A	20,000	339,600
Plum Creek Timber Co., Inc.	20,547	773,800
PMC Commercial Trust	4,500	34,830
Post Properties, Inc.	5,200	213,616
Potlatch Corp.	5,753	186,857
ProLogis, Inc.	57,034	1,697,332
PS Business Parks, Inc.	3,000	159,690
Public Storage	17,590	2,269,989
RAIT Financial Trust (d)	5,599	29,115
Ramco-Gershenson Properties Trust	4,900	47,285
Rayonier, Inc. REIT	14,082	587,642
Realty Income Corp.	16,600	554,606
Redwood Trust, Inc.	8,500	98,770
Regency Centers Corp.	10,700	438,272
Sabra Health Care REIT, Inc.	8,000	82,160
Saul Centers, Inc.	5,100	182,784
Senior Housing Properties Trust	17,450	391,578
Simon Property Group, Inc.	36,083	4,634,501
SL Green Realty Corp.	9,750	672,653
Sovran Self Storage, Inc.	3,800	167,960
Starwood Property Trust, Inc.	11,300	212,327
Strategic Hotel & Resorts, Inc. *	15,000	85,350
Sun Communities, Inc.	3,000	114,240
Sunstone Hotel Investors, Inc. *	13,000	90,350
Tanger Factory Outlet Centers, Inc.	9,200	259,072
Taubman Centers, Inc.	7,100	434,733
Tejon Ranch Co. *	3,674	95,487
The Howard Hughes Corp. *	3,500	167,930
The Macerich Co.	16,805	836,217
The St. Joe Co. (d)*	12,900	185,115
Two Harbors Investment Corp.	16,200	151,470
UDR, Inc.	27,361	682,110
UMH Properties, Inc.	4,100	41,164
Universal Health Realty Income Trust	3,900	148,083
Urstadt Biddle Properties, Inc.	500	8,455
Urstadt Biddle Properties, Inc., Class A	4,500	80,280
Ventas, Inc.	32,750	1,821,227
Vornado Realty Trust REIT	23,641	1,957,711
Washington REIT	8,100	234,576
Weingarten Realty Investors	14,475	335,965
Weyerhaeuser Co.	66,592	1,197,324
Winthrop Realty Trust	10,000	90,500

		54,262,647

Retailing 3.9%
99 Cents Only Stores *	6,066	132,239
Aaron’s, Inc.	9,375	250,875
Abercrombie & Fitch Co., Class A	11,800	877,920
Advance Auto Parts, Inc.	9,540	620,768
Aeropostale, Inc. *	9,900	135,234
Amazon.com, Inc. *	43,200	9,223,632
America’s Car-Mart, Inc. *	3,750	125,175
American Eagle Outfitters, Inc.	24,150	317,089

42 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Ann, Inc. *	9,825	261,738
Asbury Automotive Group, Inc. *	4,100	76,465
Ascena Retail Group, Inc. *	6,818	197,040
Audiovox Corp., Class A *	1,600	11,376
AutoNation, Inc. *	6,600	257,004
AutoZone, Inc. *	3,600	1,164,924
Barnes & Noble, Inc. *	7,400	90,798
Bed Bath & Beyond, Inc. *	30,700	1,898,488
Best Buy Co., Inc.	39,225	1,028,872
Big Lots, Inc. *	11,100	418,359
Brown Shoe Co., Inc.	6,675	59,474
Cabela’s, Inc. *	6,500	161,980
CarMax, Inc. *	27,546	828,033
Charming Shoppes, Inc. *	10,200	35,394
Chico’s FAS, Inc.	22,800	281,808
Christopher & Banks Corp.	2,900	9,657
Coldwater Creek, Inc. *	8,502	8,927
Collective Brands, Inc. *	5,906	86,287
Destination Maternity Corp.	5,000	82,850
Dick’s Sporting Goods, Inc. *	11,000	429,990
Dillard’s, Inc., Class A	8,500	438,005
Dollar General Corp. *	2,500	99,150
Dollar Tree, Inc. *	14,975	1,197,401
DSW, Inc., Class A	7,980	417,673
Duckwall-ALCO Stores, Inc. *	1,800	18,612
Expedia, Inc.	31,345	823,120
Family Dollar Stores, Inc.	15,700	920,491
Foot Locker, Inc.	20,100	439,386
GameStop Corp., Class A *	17,548	448,702
Geeknet, Inc. *	452	8,800
Genesco, Inc. *	4,300	253,442
Genuine Parts Co.	20,500	1,177,315
Group 1 Automotive, Inc.	4,400	200,464
Guess?, Inc.	7,900	260,621
Hibbett Sports, Inc. *	3,543	145,936
HSN, Inc. *	6,269	223,615
J.C. Penney Co., Inc.	27,400	878,992
Kirkland’s, Inc. *	6,000	67,440
Kohl’s Corp.	33,300	1,765,233
Liberty Interactive Corp., Class A *	72,309	1,188,037
Limited Brands, Inc.	33,520	1,431,639
Lithia Motors, Inc., Class A	700	14,399
LKQ Corp. *	18,000	525,240
Lowe’s Cos., Inc.	170,000	3,573,400
Macy’s, Inc.	51,452	1,570,830
MarineMax, Inc. *	800	6,512
Midas, Inc. *	6,800	62,016
Monro Muffler Brake, Inc.	2,362	87,607
Netflix, Inc. *	6,000	492,480
Nordstrom, Inc.	20,600	1,044,214
O’Reilly Automotive, Inc. *	17,899	1,361,219
Office Depot, Inc. *	26,000	59,540
OfficeMax, Inc. *	9,400	48,128
Pacific Sunwear of California, Inc. *	7,475	9,344
Penske Automotive Group, Inc.	5,000	101,950
PetSmart, Inc.	14,100	661,995
Pool Corp.	5,662	165,444
Priceline.com, Inc. *	6,083	3,088,461
RadioShack Corp.	13,700	163,167
Rent-A-Center, Inc.	7,750	264,662
Ross Stores, Inc.	13,400	1,175,582
Saks, Inc. *	14,800	156,436
Sally Beauty Holdings, Inc. *	12,950	248,511
Sears Holdings Corp. (d)*	6,385	499,179
Shoe Carnival, Inc. *	4,200	114,618
Signet Jewelers Ltd. *	9,500	409,545
Sonic Automotive, Inc., Class A	4,400	64,548
Stage Stores, Inc.	5,700	89,091
Staples, Inc.	90,300	1,350,888
Stein Mart, Inc.	6,800	49,300
Systemax, Inc. *	2,500	37,825
Target Corp.	78,300	4,286,925
The Buckle, Inc.	5,875	261,790
The Cato Corp., Class A	7,300	187,099
The Children’s Place Retail Stores, Inc. *	1,800	84,510
The Finish Line, Inc., Class A	5,061	101,726
The Gap, Inc.	48,900	924,210
The Home Depot, Inc.	201,570	7,216,206
The Men’s Wearhouse, Inc.	6,600	203,808
The Pep Boys - Manny, Moe & Jack	5,000	57,500
The Talbots, Inc. (d)*	5,700	14,991
The TJX Cos., Inc.	48,400	2,852,212
The Wet Seal, Inc., Class A *	11,500	48,185
Tiffany & Co.	14,500	1,156,085
Tractor Supply Co.	8,000	567,520
Trans World Entertainment Corp. *	1,500	2,985
Tuesday Morning Corp. *	2,500	9,050
Ulta Salon, Cosmetics & Fragrance, Inc. *	7,000	471,030
Urban Outfitters, Inc. *	15,800	430,550
West Marine, Inc. *	5,500	49,995
Williams-Sonoma, Inc.	12,200	457,988
Winmark Corp.	1,200	59,556
Zale Corp. *	10,520	38,819

		68,455,341

Semiconductors & Semiconductor Equipment 2.7%
Advanced Energy Industries, Inc. *	6,900	64,446
Advanced Micro Devices, Inc. *	68,200	397,606
Altera Corp.	39,900	1,513,008
Amkor Technology, Inc. *	14,400	69,696
Amtech Systems, Inc. *	3,500	35,770
ANADIGICS, Inc. *	8,150	21,435
Analog Devices, Inc.	35,200	1,287,264
Applied Materials, Inc.	163,098	2,009,367
Applied Micro Circuits Corp. *	7,000	47,180
Atmel Corp. *	56,400	595,584
ATMI, Inc. *	4,400	89,760
AXT, Inc. *	3,500	16,450
Broadcom Corp., Class A *	57,200	2,064,348
Brooks Automation, Inc.	8,085	84,488
Cabot Microelectronics Corp. *	2,160	83,203
Cavium, Inc. *	7,000	228,830
CEVA, Inc. *	3,433	106,663
Cirrus Logic, Inc. *	6,800	113,152
Cohu, Inc.	4,600	51,014
Cree, Inc. *	12,000	319,680
Cymer, Inc. *	4,200	182,490
Cypress Semiconductor Corp. *	19,500	372,645
Diodes, Inc. *	6,412	143,436

See financial notes 43

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
DSP Group, Inc. *	6,300	38,934
Energy Conversion Devices, Inc. (d)*	600	294
Entegris, Inc. *	14,299	128,119
Entropic Communications, Inc. *	8,000	46,560
Exar Corp. *	9,834	60,086
Fairchild Semiconductor International, Inc. *	14,600	218,562
First Solar, Inc. (d)*	6,900	343,413
FormFactor, Inc. *	8,500	50,830
GSI Technology, Inc. *	8,500	41,650
GT Advanced Technologies, Inc. *	14,000	114,800
Hittite Microwave Corp. *	4,500	236,700
Integrated Device Technology, Inc. *	16,120	98,010
Integrated Silicon Solutions, Inc. *	6,038	55,610
Intel Corp.	661,732	16,238,903
International Rectifier Corp. *	8,600	208,894
Intersil Corp., Class A	15,364	183,907
IXYS Corp. *	6,900	94,323
KLA-Tencor Corp.	19,500	918,255
Kopin Corp. *	2,500	10,125
Kulicke & Soffa Industries, Inc. *	10,400	100,360
Lam Research Corp. *	15,600	670,644
Lattice Semiconductor Corp. *	12,100	76,593
Linear Technology Corp.	25,000	807,750
LSI Corp. *	73,387	458,669
Marvell Technology Group Ltd. *	65,400	914,946
Maxim Integrated Products, Inc.	38,000	994,080
MEMC Electronic Materials, Inc. *	27,300	163,527
Micrel, Inc.	6,800	74,936
Microchip Technology, Inc.	21,975	794,616
Micron Technology, Inc. *	116,199	649,552
Microsemi Corp. *	10,652	196,636
MIPS Technologies, Inc. *	7,100	38,979
MKS Instruments, Inc.	6,300	167,832
Monolithic Power Systems *	6,500	80,990
MoSys, Inc. *	1,200	4,644
Nanometrics, Inc. *	3,300	55,704
Netlogic Microsystems, Inc. *	9,000	442,800
Novellus Systems, Inc. *	11,171	385,958
NVIDIA Corp. *	72,000	1,065,600
OmniVision Technologies, Inc. *	7,800	127,218
ON Semiconductor Corp. *	54,665	413,814
Pericom Semiconductor Corp. *	6,600	56,034
Photronics, Inc. *	12,900	80,883
PLX Technology, Inc. *	1,300	4,225
PMC-Sierra, Inc. *	27,300	173,082
Power Integrations, Inc.	3,000	106,890
Rambus, Inc. *	13,700	242,901
RF Micro Devices, Inc. *	30,020	220,347
Rudolph Technologies, Inc. *	4,318	31,824
Semtech Corp. *	8,000	195,360
Silicon Image, Inc. *	9,000	57,960
Silicon Laboratories, Inc. *	5,000	213,750
Skyworks Solutions, Inc. *	22,689	449,469
Spansion, Inc. *	4,000	41,160
Standard Microsystems Corp. *	3,600	89,136
SunPower Corp., Class A (d)*	13,300	133,266
Supertex, Inc. *	4,900	90,454
Teradyne, Inc. *	21,559	308,725
Tessera Technologies, Inc. *	6,000	82,620
Texas Instruments, Inc.	145,397	4,468,050
TriQuint Semiconductor, Inc. *	19,310	102,729
Ultratech, Inc. *	4,800	104,640
Varian Semiconductor Equipment Associates, Inc. *	9,875	619,854
Veeco Instruments, Inc. *	5,500	146,795
Volterra Semiconductor Corp. *	3,000	71,100
Xilinx, Inc.	31,600	1,057,336

		46,819,928

Software & Services 9.3%
Accelrys, Inc. *	13,264	87,940
Accenture plc, Class A	85,500	5,152,230
ACI Worldwide, Inc. *	5,200	159,484
Activision Blizzard, Inc.	69,732	933,711
Actuate Corp. *	5,862	38,103
Acxiom Corp. *	13,300	175,427
Adobe Systems, Inc. *	62,210	1,829,596
Advent Software, Inc. *	8,200	224,680
Akamai Technologies, Inc. *	22,138	596,398
Alliance Data Systems Corp. *	6,600	676,104
Ancestry.com, Inc. *	3,000	68,310
ANSYS, Inc. *	10,786	586,327
AOL, Inc. *	14,122	199,403
Ariba, Inc. *	11,570	366,538
Aspen Technology, Inc. *	11,500	199,410
Autodesk, Inc. *	27,300	944,580
Automatic Data Processing, Inc.	59,600	3,118,868
Blackbaud, Inc.	6,000	168,180
BMC Software, Inc. *	29,000	1,008,040
Bottomline Technologies, Inc. *	5,000	121,450
Broadridge Financial Solutions, Inc.	15,025	334,306
CA, Inc.	50,508	1,094,003
CACI International, Inc., Class A *	4,100	225,049
Cadence Design Systems, Inc. *	33,100	366,417
Cardtronics, Inc. *	5,000	124,650
CIBER, Inc. *	7,300	25,404
Citrix Systems, Inc. *	22,000	1,602,260
Cognizant Technology Solutions Corp., Class A *	38,200	2,779,050
Computer Sciences Corp.	18,238	573,767
Compuware Corp. *	27,900	235,755
Constant Contact, Inc. *	3,000	60,720
Convergys Corp. *	13,500	144,450
CoreLogic, Inc. *	13,800	167,946
CSG Systems International, Inc. *	5,400	76,896
DealerTrack Holdings, Inc. *	6,100	132,309
Deltek, Inc. *	3,000	22,080
Digimarc Corp. *	2,142	57,299
Digital River, Inc. *	5,100	93,483
DST Systems, Inc.	8,100	406,539
Dynamics Research Corp. *	1,200	11,568
EarthLink, Inc.	17,050	119,520
EasyLink Services International Corp., Class A *	12,500	59,625
eBay, Inc. *	139,848	4,451,362
Ebix, Inc. *	3,000	51,330
Edgewater Technology, Inc. *	767	2,209
Electronic Arts, Inc. *	40,400	943,340
EPIQ Systems, Inc.	3,825	54,545

44 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Equinix, Inc. *	5,565	534,296
Euronet Worldwide, Inc. *	5,500	106,535
Exlservice Holdings, Inc. *	8,000	208,640
FactSet Research Systems, Inc.	5,250	521,955
Fair Isaac Corp.	7,744	211,798
FalconStor Software, Inc. *	1,200	4,068
Fidelity National Information Services, Inc.	38,506	1,008,087
Fiserv, Inc. *	18,300	1,077,321
Forrester Research, Inc.	4,100	146,821
Fortinet, Inc. *	13,000	299,780
Gartner, Inc. *	10,300	396,756
Genpact Ltd. *	15,000	242,250
Global Cash Access Holdings, Inc. *	21,600	64,368
Global Payments, Inc.	9,240	424,301
Google, Inc., Class A *	31,450	18,638,528
GSE Systems, Inc. *	2,424	4,169
Heartland Payment Systems, Inc.	4,500	97,920
IAC/InterActiveCorp *	15,672	639,888
iGATE Corp.	9,600	129,408
Informatica Corp. *	12,200	555,100
Information Services Group, Inc. *	7,500	7,650
InfoSpace, Inc. *	3,872	33,919
Interactive Intelligence Group *	7,500	208,125
Internap Network Services Corp. *	9,500	53,960
International Business Machines Corp.	150,710	27,825,587
IntraLinks Holdings, Inc. *	3,000	26,070
Intuit, Inc.	36,430	1,955,198
j2 Global Communications, Inc.	6,000	184,680
Jack Henry & Associates, Inc.	9,300	301,413
JDA Software Group, Inc. *	4,500	143,415
Lender Processing Services, Inc.	11,157	195,805
Lionbridge Technologies, Inc. *	12,400	33,604
LookSmart Ltd. *	480	648
Magma Design Automation, Inc. *	10,700	56,496
Manhattan Associates, Inc. *	4,300	182,105
ManTech International Corp., Class A	5,000	175,650
Mastech Holdings, Inc. *	640	2,291
MasterCard, Inc., Class A	12,800	4,444,672
Mattersight Corp. *	190	960
MAXIMUS, Inc.	8,400	338,856
Mentor Graphics Corp. *	11,200	127,232
MICROS Systems, Inc. *	18,000	885,960
Microsoft Corp.	924,750	24,626,092
MicroStrategy, Inc., Class A *	856	112,795
ModusLink Global Solutions, Inc.	10,450	43,681
MoneyGram International, Inc. *	15,500	39,680
Monotype Imaging Holdings, Inc. *	4,500	61,065
Monster Worldwide, Inc. *	14,300	131,989
Move, Inc. *	34,520	63,517
NetScout Systems, Inc. *	7,300	119,647
NetSuite, Inc. *	3,500	133,140
NeuStar, Inc., Class A *	9,300	295,647
NIC, Inc.	8,000	110,480
Nuance Communications, Inc. *	28,474	753,992
OpenTable, Inc. (d)*	2,500	109,650
Openwave Systems, Inc. *	7,771	12,045
OPNET Technologies, Inc.	5,100	223,074
Oracle Corp.	473,249	15,508,370
Parametric Technology Corp. *	15,680	326,614
Paychex, Inc.	38,900	1,133,546
PRGX Global, Inc. *	2,000	10,680
Progress Software Corp. *	9,300	195,858
Quest Software, Inc. *	7,700	135,443
Rackspace Hosting, Inc. *	12,500	517,375
RealNetworks, Inc.	4,725	46,116
Red Hat, Inc. *	22,600	1,122,090
Reis, Inc. *	1,400	13,692
RightNow Technologies, Inc. *	3,000	129,030
Rovi Corp. *	12,812	634,706
S1 Corp. *	12,930	125,809
Saba Software, Inc. *	4,549	31,570
SAIC, Inc. *	44,000	546,920
Salesforce.com, Inc. *	14,800	1,970,916
Sapient Corp.	12,100	149,556
SeaChange International, Inc. *	6,350	53,594
Solera Holdings, Inc.	8,000	437,040
StarTek, Inc. *	3,900	9,165
Support.com, Inc. *	11,600	24,476
Symantec Corp. *	93,673	1,593,378
Synopsys, Inc. *	18,684	500,918
Syntel, Inc.	2,500	122,250
Take-Two Interactive Software, Inc. *	9,000	142,020
Taleo Corp., Class A *	4,500	145,800
TeleCommunication Systems, Inc., Class A *	10,800	35,640
TeleTech Holdings, Inc. *	5,000	87,400
Teradata Corp. *	23,800	1,419,908
The Hackett Group, Inc. *	1,700	7,021
The Ultimate Software Group, Inc. *	3,000	180,540
The Western Union Co.	81,932	1,431,352
THQ, Inc. *	11,925	25,400
TIBCO Software, Inc. *	21,000	606,690
TiVo, Inc. *	13,000	140,790
Total System Services, Inc.	28,204	560,978
Tyler Technologies, Inc. *	4,000	126,280
Unisys Corp. *	4,000	103,960
United Online, Inc.	12,150	71,807
ValueClick, Inc. *	8,500	149,600
VeriFone Systems, Inc. *	11,600	489,636
VeriSign, Inc.	20,875	669,879
Virtusa Corp. *	3,000	48,870
Visa, Inc., Class A	59,900	5,586,274
VistaPrint N.V. *	4,500	157,140
VMware, Inc., Class A *	13,100	1,280,525
Web.com Group, Inc. *	223	2,154
WebMD Health Corp. *	7,074	254,310
Websense, Inc. *	7,500	133,800
Wright Express Corp. *	4,500	210,960
Yahoo!, Inc. *	150,144	2,348,252

		161,959,538

Technology Hardware & Equipment 6.9%
Acme Packet, Inc. *	4,000	144,840
ADTRAN, Inc.	7,000	235,200
Agilysys, Inc. *	4,860	41,261
Amphenol Corp., Class A	21,600	1,025,784
Anaren, Inc. *	5,300	101,389

See financial notes 45

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Anixter International, Inc. *	3,300	193,677
Apple, Inc. *	114,900	46,509,222
Arris Group, Inc. *	12,775	137,459
Arrow Electronics, Inc. *	14,000	504,700
Aruba Networks, Inc. *	10,200	241,638
Aviat Networks, Inc. *	10,677	21,888
Avid Technology, Inc. *	3,756	23,287
Avnet, Inc. *	17,788	539,154
AVX Corp.	14,000	187,740
Badger Meter, Inc.	4,000	130,960
Benchmark Electronics, Inc. *	7,830	107,584
Black Box Corp.	1,700	47,583
Blue Coat Systems, Inc. *	4,180	67,298
Brightpoint, Inc. *	7,454	75,658
Brocade Communications Systems, Inc. *	56,535	247,623
Checkpoint Systems, Inc. *	4,600	60,950
Ciena Corp. *	9,970	131,405
Cisco Systems, Inc.	685,009	12,693,217
Cognex Corp.	4,900	166,061
Coherent, Inc. *	2,800	142,716
Comtech Telecommunications Corp.	2,175	72,014
Corning, Inc.	191,807	2,740,922
CTS Corp.	8,800	81,664
Daktronics, Inc.	8,700	87,870
DDi Corp.	5,501	50,554
Dell, Inc. *	206,400	3,263,184
Diebold, Inc.	7,300	235,644
Digi International, Inc. *	6,000	76,740
Dolby Laboratories, Inc., Class A *	8,800	257,312
DTS, Inc. *	2,000	56,180
Echelon Corp. *	7,200	48,672
EchoStar Corp., Class A *	7,540	198,754
Electro Rent Corp.	5,100	81,957
Electro Scientific Industries, Inc. *	4,800	58,992
Electronics for Imaging, Inc. *	6,400	96,000
EMC Corp. *	253,686	6,217,844
Emulex Corp. *	8,900	74,582
Extreme Networks, Inc. *	19,500	57,525
F5 Networks, Inc. *	9,700	1,008,315
FEI Co. *	4,500	178,920
Finisar Corp. *	12,000	245,880
FLIR Systems, Inc.	18,600	489,180
Frequency Electronics, Inc. *	500	4,135
Gerber Scientific, Inc. (a)(c)*	8,900	—
Harmonic, Inc. *	9,842	54,131
Harris Corp.	17,000	641,750
Hewlett-Packard Co.	268,636	7,148,404
Hutchinson Technology, Inc. *	6,000	10,680
I.D. Systems, Inc. *	5,500	30,195
Identive Group, Inc. (d)*	1,200	2,844
Imation Corp. *	5,500	36,960
Immersion Corp. *	4,300	29,541
Infinera Corp. *	10,500	76,755
Ingram Micro, Inc., Class A *	19,900	355,812
Insight Enterprises, Inc. *	4,650	78,585
Intellicheck Mobilisa, Inc. *	500	473
InterDigital, Inc.	4,500	195,525
Intermec, Inc. *	5,600	45,192
IPG Photonics Corp. *	2,900	153,294
Itron, Inc. *	4,500	165,555
Ixia *	8,200	92,906
Jabil Circuit, Inc.	25,400	522,224
JDS Uniphase Corp. *	26,053	312,636
Juniper Networks, Inc. *	63,565	1,555,436
LeCroy Corp. *	5,400	55,404
Lexmark International, Inc., Class A *	10,900	345,530
LightPath Technologies, Inc., Class A *	75	107
Littelfuse, Inc.	2,000	97,920
Loral Space & Communications, Inc. *	1,500	90,750
Maxwell Technologies, Inc. *	4,500	89,865
Measurement Specialties, Inc. *	3,200	99,872
Mercury Computer Systems, Inc. *	3,600	52,560
Methode Electronics, Inc.	6,600	61,314
MOCON, Inc.	600	9,342
Molex, Inc.	16,125	398,126
Motorola Mobility Holdings, Inc. *	35,556	1,382,417
Motorola Solutions, Inc.	38,779	1,819,123
MTS Systems Corp.	3,781	138,649
Multi-Fineline Electronix, Inc. *	2,500	57,350
National Instruments Corp.	11,512	307,486
NCR Corp. *	23,800	453,152
NetApp, Inc. *	44,500	1,822,720
NETGEAR, Inc. *	6,000	212,760
Network Equipment Technologies, Inc. *	8,500	16,235
Newport Corp. *	4,200	58,170
Oplink Communications, Inc. *	4,157	67,427
OSI Systems, Inc. *	3,700	163,910
Park Electrochemical Corp.	3,600	101,880
PC Connection, Inc. *	7,000	58,450
PC-Tel, Inc. *	8,900	64,436
Performance Technologies, Inc. *	1,600	2,928
Plantronics, Inc.	6,000	200,460
Plexus Corp. *	3,700	95,090
Polycom, Inc. *	22,400	370,272
Power-One, Inc. *	9,500	47,025
Presstek, Inc. *	5,100	3,876
Pulse Electronics Corp.	11,500	40,595
QLogic Corp. *	17,044	238,105
QUALCOMM, Inc.	207,600	10,712,160
RadiSys Corp. *	7,200	42,192
Research Frontiers, Inc. (d)*	2,800	10,976
Richardson Electronics Ltd.	4,800	62,352
Riverbed Technology, Inc. *	18,500	510,230
Rofin-Sinar Technologies, Inc. *	3,800	98,800
Rogers Corp. *	2,500	107,925
SanDisk Corp. *	28,000	1,418,760
Sanmina-SCI Corp. *	8,500	74,885
ScanSource, Inc. *	3,200	111,232
Seagate Technology plc	57,066	921,616
Sonus Networks, Inc. *	19,400	51,410
STEC, Inc. *	3,500	39,620
Stratasys, Inc. *	2,700	75,708
Sycamore Networks, Inc.	2,790	53,624
Symmetricom, Inc. *	11,950	61,542
Synaptics, Inc. *	5,250	177,397
SYNNEX Corp. *	3,000	86,610
TE Connectivity Ltd.	55,200	1,962,360
Tech Data Corp. *	5,300	260,654

46 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Tekelec *	8,700	85,434
Tellabs, Inc.	38,064	164,817
TESSCO Technologies, Inc.	4,025	56,028
The Western Digital Corp. *	28,200	751,248
TransAct Technologies, Inc. *	1,500	11,565
Trimble Navigation Ltd. *	14,792	597,745
TTM Technologies, Inc. *	7,900	88,243
UTStarcom Holdings Corp. *	36,000	51,480
ViaSat, Inc. *	5,500	234,245
Vishay Intertechnology, Inc. *	36,688	394,396
Vishay Precision Group, Inc. *	5,620	81,996
Xerox Corp.	167,056	1,366,518
Xybernaut Corp. (a)(c)*	1,400	—
Zebra Technologies Corp., Class A *	6,375	227,842
Zygo Corp. *	7,000	107,380

		121,052,328

Telecommunication Services 2.7%
AboveNet, Inc.	3,000	178,050
Alaska Communication Systems Group, Inc. (d)	5,000	35,350
American Tower Corp., Class A *	48,800	2,688,880
AT&T, Inc.	734,556	21,529,836
Atlantic Tele-Network, Inc.	3,250	123,338
CenturyLink, Inc.	74,778	2,636,672
Cincinnati Bell, Inc. *	22,268	71,703
Clearwire Corp., Class A (d)*	23,100	44,352
Cogent Communications Group, Inc. *	3,900	62,595
Consolidated Communications Holdings, Inc.	5,622	106,143
Crown Castle International Corp. *	30,776	1,272,895
Frontier Communications Corp.	122,868	769,154
General Communication, Inc., Class A *	10,500	99,225
HickoryTech Corp.	4,600	51,336
Leap Wireless International, Inc. *	7,700	53,515
Level 3 Communications, Inc. *	17,706	472,573
MetroPCS Communications, Inc. *	33,000	280,500
NII Holdings, Inc. *	19,900	468,247
NTELOS Holdings Corp.	3,000	57,060
PAETEC Holding Corp. *	16,000	87,680
Premiere Global Services, Inc. *	5,100	46,206
SBA Communications Corp., Class A *	12,800	487,552
Shenandoah Telecommunications Co.	2,500	33,900
Sprint Nextel Corp. *	364,330	936,328
SureWest Communications	5,500	63,085
Telephone & Data Systems, Inc.	10,600	245,708
tw telecom, Inc. *	20,000	370,000
United States Cellular Corp. *	9,100	362,817
USA Mobility, Inc.	5,500	71,885
Verizon Communications, Inc.	348,072	12,871,703
Warwick Valley Telephone Co.	1,100	13,255
Windstream Corp.	62,709	763,169

		47,354,712

Transportation 1.9%
Alaska Air Group, Inc. *	4,400	292,732
Alexander & Baldwin, Inc.	3,400	141,134
AMERCO *	3,900	295,269
AMR Corp. *	35,700	93,891
Arkansas Best Corp.	1,100	22,660
Atlas Air Worldwide Holdings, Inc. *	3,000	115,560
Avis Budget Group, Inc. *	3,000	42,300
C.H. Robinson Worldwide, Inc.	21,000	1,458,030
Con-way, Inc.	5,500	162,085
Covenant Transport Group, Inc., Class A *	3,000	9,630
CSX Corp.	137,100	3,044,991
Delta Air Lines, Inc. *	101,100	861,372
Dollar Thrifty Automotive Group, Inc. *	3,500	213,640
Expeditors International of Washington, Inc.	27,200	1,240,320
FedEx Corp.	35,563	2,910,120
Forward Air Corp.	2,600	85,150
Genco Shipping & Trading Ltd. (d)*	5,500	49,500
Genesee & Wyoming, Inc., Class A *	6,000	355,260
Heartland Express, Inc.	8,941	119,899
Hertz Global Holdings, Inc. *	37,000	429,200
Hub Group, Inc., Class A *	4,400	137,544
J.B. Hunt Transport Services, Inc.	13,000	550,030
JetBlue Airways Corp. *	30,962	138,710
Kansas City Southern *	13,550	855,954
Kirby Corp. *	5,600	344,624
Knight Transportation, Inc.	9,050	137,560
Landstar System, Inc.	15,200	678,376
MAIR Holdings, Inc. (a)(c)*	1,100	1,793
Norfolk Southern Corp.	44,000	3,255,560
Old Dominion Freight Line, Inc. *	6,075	222,163
Pacer International, Inc. *	2,800	13,188
Park-Ohio Holdings Corp. *	2,600	42,068
Pinnacle Airlines Corp. *	7,500	19,275
Republic Airways Holdings, Inc. *	7,500	19,500
Ryder System, Inc.	6,400	326,016
Saia, Inc. *	6,100	81,435
SkyWest, Inc.	7,000	93,870
Southwest Airlines Co.	89,715	767,063
Swift Transporation Co. *	8,000	71,200
Union Pacific Corp.	60,400	6,014,028
United Continental Holdings, Inc. *	41,900	809,508
United Parcel Service, Inc., Class B	87,380	6,137,571
US Airways Group, Inc. *	17,400	100,398
UTI Worldwide, Inc.	11,300	165,093
Werner Enterprises, Inc.	5,832	138,218

		33,063,488

Utilities 3.7%
AGL Resources, Inc.	9,800	411,012
ALLETE, Inc.	5,233	206,756
Alliant Energy Corp.	14,800	603,544
Ameren Corp.	31,100	991,468

See financial notes 47

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
American Electric Power Co., Inc.	57,520	2,259,386
American States Water Co.	2,000	69,880
American Water Works Co., Inc.	22,200	677,766
Aqua America, Inc.	15,094	334,936
Atmos Energy Corp.	12,200	418,704
Avista Corp.	7,800	198,510
Black Hills Corp.	3,900	131,469
California Water Service Group	6,000	111,420
Calpine Corp. *	42,900	650,793
CenterPoint Energy, Inc.	48,500	1,010,740
Central Vermont Public Service Corp.	6,200	219,294
CH Energy Group, Inc.	1,900	104,899
Chesapeake Utilities Corp.	647	27,426
Cleco Corp.	6,400	235,968
CMS Energy Corp.	29,900	622,518
Consolidated Edison, Inc.	34,400	1,990,728
Constellation Energy Group, Inc.	21,500	853,550
Dominion Resources, Inc.	71,580	3,692,812
DPL, Inc.	14,452	438,618
DTE Energy Co.	20,301	1,057,885
Duke Energy Corp.	163,556	3,339,814
Dynegy, Inc. *	15,416	56,577
Edison International	37,710	1,531,026
El Paso Electric Co.	5,300	169,759
Entergy Corp.	21,700	1,500,989
Exelon Corp.	82,474	3,661,021
FirstEnergy Corp.	52,656	2,367,414
GenOn Energy, Inc. *	86,304	263,227
Great Plains Energy, Inc.	17,341	359,652
Hawaiian Electric Industries, Inc.	10,700	271,031
IDACORP, Inc.	4,200	169,596
Integrys Energy Group, Inc.	10,540	557,671
ITC Holdings Corp.	5,000	363,400
MDU Resources Group, Inc.	22,425	462,179
MGE Energy, Inc.	2,000	87,280
Middlesex Water Co.	3,000	56,850
National Fuel Gas Co.	8,800	539,352
New Jersey Resources Corp.	6,225	292,700
NextEra Energy, Inc.	50,900	2,870,760
Nicor, Inc.	6,000	337,500
NiSource, Inc.	36,864	814,326
Northeast Utilities	20,124	695,687
Northwest Natural Gas Co.	5,700	266,304
NorthWestern Corp.	7,100	244,595
NRG Energy, Inc. *	30,600	655,452
NSTAR	13,734	619,266
NV Energy, Inc.	27,976	448,735
OGE Energy Corp.	12,500	646,750
ONEOK, Inc.	12,900	981,045
Ormat Technologies, Inc.	2,800	53,172
Otter Tail Corp.	4,100	79,581
Pepco Holdings, Inc.	26,300	520,740
PG&E Corp.	48,000	2,059,200
Piedmont Natural Gas Co., Inc.	6,300	205,947
Pinnacle West Capital Corp.	17,800	811,324
PNM Resources, Inc.	8,500	152,830
Portland General Electric Co.	8,200	201,228
PPL Corp.	70,200	2,061,774
Progress Energy, Inc.	34,959	1,821,364
Public Service Enterprise Group, Inc.	63,300	2,133,210
Questar Corp.	22,200	427,794
SCANA Corp.	15,405	651,323
Sempra Energy	26,675	1,433,248
South Jersey Industries, Inc.	2,500	140,775
Southern Co.	104,100	4,497,120
Southwest Gas Corp.	11,600	457,968
TECO Energy, Inc.	26,700	495,819
The AES Corp. *	96,396	1,081,563
The Empire District Electric Co.	3,500	69,895
The Laclede Group, Inc.	3,300	132,396
UGI Corp.	13,700	392,779
UIL Holdings Corp.	6,166	210,137
Unisource Energy Corp.	3,800	141,664
Unitil Corp.	600	16,002
Vectren Corp.	8,766	248,779
Westar Energy, Inc.	11,700	318,942
WGL Holdings, Inc.	6,000	256,860
Wisconsin Energy Corp.	28,300	917,769
Xcel Energy, Inc.	59,395	1,535,361

		65,476,604

Total Common Stock
(Cost $1,418,654,506)		1,730,168,207

Rights 0.0% of net assets

Banks 0.0%
First Bancorp (a)(c)(d)*	479	29

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Indevus Pharmaceuticals, Inc. (a)(c)*	1,800	—

Total Rights
(Cost $—)		29

Warrants 0.0% of net assets

Magnum Hunter Resources Corp. (a)(c)*	33	—

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.8% of net assets

Time Deposit 0.7%
Bank of America
0.03%, 11/01/11	12,648,902	12,648,902

48 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill
0.00%, 12/15/11 (e)(f)	1,645,000	1,645,000

Total Short-Term Investments
(Cost $14,293,902)		14,293,902

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.3% of net assets

Invesco Short Term Investments Trust Government & Agency Portfolio	4,856,627	4,856,627

Total Collateral Invested for Securities on Loan
(Cost $4,856,627)		4,856,627

End of collateral invested for securities on loan.

At 10/31/11 tax basis cost of the fund’s investments was $1,444,456,294 and the unrealized appreciation and depreciation were $505,574,423 and ($205,568,579), respectively, with a net unrealized appreciation of $300,005,844.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Issuer is affiliated with the fund’s adviser.
(c)	Illiquid security. At the period end, the value of these amounted to $8,396 or 0.0% of net assets.
(d)	All or a portion of this security is on loan.
(e)	All or a portion of this security is held as collateral for open futures contracts.
(f)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/11.

		Contract	Unrealized
	Number of	Value	Gains
	Contracts	($)	($)

Futures Contracts

Russell 2000 Index, mini, Long, expires 12/16/11	70	5,175,100	396,770
S&P 500 Index, e-mini, Long, expires 12/16/11	135	8,432,775	643,476

Net unrealized gains			1,040,246

See financial notes 49

 Schwab International Index Fund

Portfolio Holdings as of October 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

95.1%	Common Stock	1,064,505,397	1,308,416,799
0.3%	Preferred Stock	2,869,550	3,798,553
4.1%	Other Investment Company	59,206,235	56,297,750

99.5%	Total Investments	1,126,581,182	1,368,513,102
0.4%	Collateral Invested for Securities on Loan	5,801,760	5,801,760
0.1%	Other Assets and Liabilities, Net		823,975

100.0%	Total Net Assets		1,375,138,837

	Number	Value
Security	of Shares	($)

Common Stock 95.1% of net assets

Australia 7.4%

Banks 3.0%
Australia & New Zealand Banking Group Ltd.	397,907	8,991,269
Commonwealth Bank of Australia	239,050	12,280,005
National Australia Bank Ltd.	333,721	8,913,492
Westpac Banking Corp.	459,492	10,663,077

		40,847,843

Diversified Financials 0.1%
Macquarie Group Ltd.	48,387	1,245,784

Energy 0.4%
Origin Energy Ltd.	164,755	2,482,759
Woodside Petroleum Ltd.	92,147	3,508,684

		5,991,443

Food & Staples Retailing 0.8%
Wesfarmers Ltd.	178,845	6,067,945
Woolworths Ltd.	184,527	4,612,773

		10,680,718

Food, Beverage & Tobacco 0.1%
Foster’s Group Ltd.	282,819	1,588,675
Treasury Wine Estates	101,382	395,844

		1,984,519

Insurance 0.3%
QBE Insurance Group Ltd.	165,434	2,546,511
Suncorp Group Ltd.	184,453	1,655,448

		4,201,959

Materials 2.1%
BHP Billiton Ltd.	486,822	19,056,448
Fortescue Metals Group Ltd.	258,090	1,296,344
Newcrest Mining Ltd.	117,189	4,141,670
Rio Tinto Ltd.	66,103	4,745,803

		29,240,265

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
CSL Ltd.	84,539	2,546,227

Real Estate 0.3%
Westfield Group	326,682	2,629,915
Westfield Retail Trust	426,196	1,135,810

		3,765,725

Telecommunication Services 0.1%
Telstra Corp., Ltd.	350,763	1,138,904

		101,643,387

Austria 0.1%

Banks 0.0%
Erste Group Bank AG	36,594	780,127

Energy 0.1%
OMV AG	23,936	834,081

Utilities 0.0%
Verbund AG	11,898	345,495

		1,959,703

Belgium 0.6%

Banks 0.1%
KBC GROEP N.V.	31,902	707,456

Diversified Financials 0.1%
Groupe Bruxelles Lambert S.A.	12,176	935,927

Food, Beverage & Tobacco 0.4%
Anheuser-Busch InBev N.V.	122,612	6,799,588

Telecommunication Services 0.0%
Belgacom S.A.	21,546	651,525

		9,094,496

Canada 9.5%

Banks 2.9%
Bank of Montreal (c)	96,675	5,711,754
Bank of Nova Scotia	164,704	8,680,112
Canadian Imperial Bank of Commerce	60,710	4,574,187
Royal Bank of Canada	217,968	10,632,159
The Toronto-Dominion Bank	136,432	10,297,245

		39,895,457

Energy 2.7%
Cameco Corp.	57,409	1,231,982
Canadian Natural Resources Ltd.	166,476	5,872,381
Canadian Oil Sands Ltd.	37,447	867,846
Cenovus Energy, Inc.	115,400	3,952,602
Enbridge, Inc.	119,560	4,141,868
Encana Corp.	109,962	2,385,130
Husky Energy, Inc.	41,310	1,060,570
Imperial Oil Ltd.	38,359	1,588,622
Nexen, Inc.	79,674	1,353,279

50 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Suncor Energy, Inc.	238,799	7,606,590
Talisman Energy, Inc.	155,142	2,200,861
TransCanada Corp.	108,882	4,628,373

		36,890,104

Food & Staples Retailing 0.0%
Loblaw Cos., Ltd.	15,800	604,735

Insurance 0.7%
Great-West Lifeco, Inc.	41,000	912,756
Manulife Financial Corp.	274,097	3,618,878
Power Corp. of Canada	50,603	1,274,277
Power Financial Corp.	36,366	981,435
Sun Life Financial, Inc.	86,957	2,194,972

		8,982,318

Materials 2.1%
Agnico-Eagle Mines Ltd.	26,140	1,133,979
Agrium, Inc.	23,300	1,921,037
Barrick Gold Corp.	153,921	7,599,150
Goldcorp, Inc.	124,351	6,050,688
Ivanhoe Mines Ltd. *	44,390	908,509
Kinross Gold Corp.	172,191	2,454,812
Potash Corp. of Saskatchewan, Inc.	129,740	6,141,092
Teck Resources Ltd., Class B	72,000	2,886,501

		29,095,768

Media 0.1%
Thomson Reuters Corp.	55,800	1,650,908

Real Estate 0.2%
Brookfield Asset Management, Inc., Class A	79,629	2,303,988

Technology Hardware & Equipment 0.1%
Research In Motion Ltd. *	67,948	1,374,298

Telecommunication Services 0.3%
BCE, Inc.	39,549	1,567,676
Rogers Communications, Inc., Class B	67,178	2,449,882

		4,017,558

Transportation 0.4%
Canadian National Railway Co.	68,378	5,356,363

		130,171,497

China 0.2%

Household & Personal Products 0.1%
Hengan International Group Co., Ltd.	122,000	1,057,538

Retailing 0.1%
Belle International Holdings Ltd.	633,000	1,241,457

		2,298,995

Denmark 0.8%

Banks 0.1%
Danske Bank A/S *	105,780	1,446,277

Food, Beverage & Tobacco 0.1%
Carlsberg A/S, Class B	16,473	1,115,226

Pharmaceuticals, Biotechnology & Life Sciences 0.5%
Novo Nordisk A/S, Class B	64,228	6,818,855

Transportation 0.1%
AP Moller - Maersk A/S, Series A	85	547,248
AP Moller - Maersk A/S, Series B	203	1,372,846

		1,920,094

		11,300,452

Finland 0.7%

Capital Goods 0.1%
Kone Oyj, Class B	30,253	1,665,632

Insurance 0.2%
Sampo Oyj, Class A	72,086	1,981,424

Technology Hardware & Equipment 0.3%
Nokia Oyj	581,306	3,911,712

Utilities 0.1%
Fortum Oyj	64,051	1,558,883

		9,117,651

France 9.3%

Automobiles & Components 0.2%
Cie Generale des Etablissements Michelin, Class B	26,393	1,911,122
Renault S.A.	31,415	1,312,586

		3,223,708

Banks 0.9%
BNP Paribas S.A.	162,308	7,247,842
Credit Agricole S.A.	168,718	1,305,934
Natixis	134,252	425,478
Societe Generale	118,741	3,399,761

		12,379,015

Capital Goods 1.4%
Alstom S.A.	31,808	1,184,466
Areva S.A. *	7,200	210,772
Bouygues S.A.	35,016	1,307,803
Compagnie de Saint-Gobain	66,570	3,076,698
European Aeronautic Defence & Space Co.	60,931	1,796,200
Safran S.A.	32,911	1,074,742
Schneider Electric S.A.	82,901	4,867,920
Vallourec S.A.	16,512	1,001,226
Vinci S.A.	85,891	4,211,951

		18,731,778

Consumer Durables & Apparel 0.8%
Christian Dior S.A.	8,074	1,139,111
Hermes International	7,829	2,662,342
LVMH Moet Hennessy Louis Vuitton S.A.	40,499	6,712,466

		10,513,919

Energy 1.3%
Total S.A.	356,248	18,588,030

Food & Staples Retailing 0.2%
Carrefour S.A.	91,099	2,410,297

Food, Beverage & Tobacco 0.7%
DANONE S.A.	98,288	6,813,609
Pernod Ricard S.A.	26,749	2,489,116

		9,302,725

See financial notes 51

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Health Care Equipment & Services 0.2%
Essilor International S.A.	31,433	2,271,796

Household & Personal Products 0.3%
L’Oreal S.A.	35,842	3,946,395

Insurance 0.3%
AXA S.A.	282,310	4,540,657
CNP Assurances	18,752	286,370

		4,827,027

Materials 0.5%
Air Liquide S.A.	42,907	5,540,033
Lafarge S.A.	28,029	1,134,904

		6,674,937

Pharmaceuticals, Biotechnology & Life Sciences 0.9%
Sanofi	175,865	12,581,207

Real Estate 0.2%
Unibail-Rodamco SE	13,680	2,719,712

Retailing 0.1%
PPR	11,455	1,777,534

Telecommunication Services 0.7%
France Telecom S.A.	293,431	5,275,542
Vivendi	188,741	4,217,684

		9,493,226

Utilities 0.6%
EDF S.A.	44,728	1,338,602
GDF Suez	218,472	6,154,949
Veolia Environnement	79,396	1,124,217

		8,617,768

		128,059,074

Germany 7.6%

Automobiles & Components 0.9%
Bayerische Motoren Werke AG	48,997	3,980,227
Continental AG *	12,051	898,620
Daimler AG - Reg’d	135,920	6,903,250
Volkswagen AG	5,252	821,332

		12,603,429

Capital Goods 1.0%
MAN SE	9,431	830,967
Siemens AG - Reg’d	124,799	13,081,531

		13,912,498

Consumer Durables & Apparel 0.2%
Adidas AG	31,986	2,252,669

Diversified Financials 0.5%
Deutsche Bank AG - Reg’d	141,002	5,830,229
Deutsche Boerse AG	29,888	1,644,795

		7,475,024

Food & Staples Retailing 0.1%
Metro AG	20,225	937,099

Health Care Equipment & Services 0.2%
Fresenius Medical Care AG & Co. KGaA	29,500	2,148,947

Household & Personal Products 0.1%
Beiersdorf AG	13,999	807,039
Henkel AG & Co. KGaA	17,072	833,623

		1,640,662

Insurance 0.8%
Allianz SE - Reg’d	68,946	7,671,076
Muenchener Rueckversicherungs-Gesellschaft AG - Reg’d	24,420	3,270,311

		10,941,387

Materials 1.3%
BASF SE	139,330	10,170,503
K+S AG - Reg’d	24,027	1,522,490
Linde AG	26,300	4,166,381
ThyssenKrupp AG	50,861	1,457,095

		17,316,469

Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Bayer AG - Reg’d	125,445	7,992,347
Merck KGaA	10,200	951,810

		8,944,157

Software & Services 0.6%
SAP AG	136,681	8,264,816

Telecommunication Services 0.4%
Deutsche Telekom AG - Reg’d	447,726	5,687,969

Transportation 0.1%
Deutsche Post AG - Reg’d	127,466	1,933,469

Utilities 0.7%
E.ON AG	303,545	7,319,981
RWE AG	61,483	2,620,832

		9,940,813

		103,999,408

Hong Kong 2.3%

Banks 0.2%
BOC Hong Kong (Holdings) Ltd.	532,500	1,266,266
Hang Seng Bank Ltd.	107,836	1,390,485

		2,656,751

Capital Goods 0.4%
Hutchison Whampoa Ltd.	348,370	3,186,345
Jardine Matheson Holdings Ltd.	46,800	2,358,654
Jardine Strategic Holdings Ltd.	40,000	1,172,845

		6,717,844

Consumer Services 0.1%
Sands China Ltd. *	377,200	1,133,556

Diversified Financials 0.2%
Hong Kong Exchanges & Clearing Ltd.	161,218	2,732,950

Real Estate 0.8%
Cheung Kong (Holdings) Ltd.	210,656	2,611,277
Hang Lung Properties Ltd.	310,000	1,128,962
Henderson Land Development Co., Ltd.	136,000	743,380
Hongkong Land Holdings Ltd.	177,000	930,141
Sun Hung Kai Properties Ltd.	227,604	3,133,828
Swire Pacific Ltd., Class A	105,590	1,220,151
The Wharf Holdings Ltd.	219,100	1,165,446

		10,933,185

52 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Retailing 0.1%
Li & Fung Ltd.	908,000	1,749,892

Transportation 0.1%
Cathay Pacific Airways Ltd.	174,000	315,840
MTR Corp., Ltd.	213,500	689,173

		1,005,013

Utilities 0.4%
CLP Holdings Ltd.	286,580	2,552,891
Hong Kong & China Gas Co., Ltd.	722,392	1,628,686
Power Assets Holdings Ltd.	179,500	1,363,986

		5,545,563

		32,474,754

Ireland 0.1%

Materials 0.1%
CRH plc	108,884	1,965,467

Israel 0.5%

Materials 0.1%
Israel Chemicals Ltd.	57,844	685,892

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Teva Pharmaceutical Industries Ltd.	144,184	5,878,144

		6,564,036

Italy 2.5%

Automobiles & Components 0.1%
Fiat S.p.A.	121,350	743,082

Banks 0.5%
Intesa Sanpaolo	2,111,196	3,726,265
UniCredit S.p.A.	2,974,349	3,451,389

		7,177,654

Capital Goods 0.1%
Fiat Industrial S.p.A. *	107,968	940,022

Consumer Durables & Apparel 0.0%
Luxottica Group S.p.A.	22,503	663,142

Energy 0.9%
Eni S.p.A.	447,375	9,888,733
Saipem S.p.A.	37,303	1,666,788
Tenaris S.A.	74,437	1,187,731

		12,743,252

Insurance 0.3%
Assicurazioni Generali S.p.A.	201,556	3,606,253

Telecommunication Services 0.1%
Telecom Italia S.p.A.	1,432,279	1,782,150

Transportation 0.1%
Atlantia S.p.A.	49,252	750,174

Utilities 0.4%
Enel S.p.A.	980,832	4,627,659
Snam Rete Gas S.p.A.	259,567	1,268,807

		5,896,466

		34,302,195

Japan 13.9%

Automobiles & Components 2.1%
Bridgestone Corp.	96,657	2,266,324
Denso Corp.	73,900	2,272,667
Honda Motor Co., Ltd.	237,139	7,091,342
Nissan Motor Co., Ltd.	344,996	3,172,151
Suzuki Motor Corp.	57,800	1,225,888
Toyota Motor Corp.	403,303	13,389,969

		29,418,341

Banks 1.5%
Mitsubishi UFJ Financial Group, Inc.	2,147,209	9,331,634
Mizuho Financial Group, Inc.	3,459,234	4,841,852
Sumitomo Mitsui Financial Group, Inc.	214,546	5,996,883

		20,170,369

Capital Goods 2.2%
Asahi Glass Co., Ltd.	152,000	1,331,053
Fanuc Corp.	29,500	4,769,860
ITOCHU Corp.	216,000	2,136,335
Komatsu Ltd.	135,809	3,357,850
Kubota Corp.	156,000	1,284,846
Marubeni Corp.	242,000	1,408,577
Mitsubishi Corp.	222,000	4,565,862
Mitsubishi Electric Corp.	293,000	2,711,187
Mitsubishi Heavy Industries Ltd.	519,000	2,114,679
Mitsui & Co., Ltd.	240,000	3,502,685
Nidec Corp.	15,300	1,257,319
Sumitomo Corp.	173,700	2,150,605

		30,590,858

Consumer Durables & Apparel 0.5%
Panasonic Corp.	293,912	2,971,182
Sharp Corp.	128,785	1,187,146
Sony Corp.	154,800	3,229,655

		7,387,983

Diversified Financials 0.2%
Nomura Holdings, Inc.	588,200	2,241,143

Energy 0.3%
Inpex Corp.	337	2,224,901
JX Holdings, Inc.	348,000	2,027,060

		4,251,961

Food & Staples Retailing 0.2%
Seven & i Holdings Co., Ltd.	116,803	3,116,973

Food, Beverage & Tobacco 0.4%
Japan Tobacco, Inc.	680	3,398,748
Kirin Holdings Co., Ltd.	136,000	1,663,895

		5,062,643

Health Care Equipment & Services 0.1%
Terumo Corp.	22,500	1,143,225

Household & Personal Products 0.2%
Kao Corp.	75,619	1,983,816

Insurance 0.5%
MS&AD Insurance Group Holdings, Inc.	82,362	1,613,170
NKSJ Holdings, Inc.	60,500	1,209,988

See financial notes 53

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Dai-ichi Life Insurance Co., Ltd.	1,285	1,463,361
Tokio Marine Holdings, Inc.	112,199	2,675,326

		6,961,845

Materials 0.5%
JFE Holdings, Inc.	71,700	1,364,634
Nippon Steel Corp.	788,000	2,054,488
Shin-Etsu Chemical Co., Ltd.	55,260	2,837,864
Sumitomo Metal Industries Ltd.	559,000	1,051,255

		7,308,241

Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Astellas Pharma, Inc.	67,270	2,460,292
Daiichi Sankyo Co., Ltd.	95,500	1,855,050
Takeda Pharmaceutical Co., Ltd.	108,600	4,895,839

		9,211,181

Real Estate 0.4%
Mitsubishi Estate Co., Ltd.	189,502	3,209,600
Mitsui Fudosan Co., Ltd.	125,777	2,091,707

		5,301,307

Retailing 0.1%
Fast Retailing Co., Ltd.	8,400	1,508,936

Software & Services 0.2%
Nintendo Co., Ltd.	16,439	2,480,161
Yahoo Japan Corp.	2,630	844,650

		3,324,811

Technology Hardware & Equipment 1.8%
Canon, Inc.	182,895	8,303,031
FUJIFILM Holdings Corp.	69,011	1,688,989
Fujitsu Ltd.	293,000	1,566,860
Hitachi Ltd.	697,079	3,735,150
Hoya Corp.	67,307	1,470,440
Keyence Corp.	6,200	1,576,106
Kyocera Corp.	23,800	2,092,165
Murata Manufacturing Co., Ltd.	29,174	1,629,602
Ricoh Co., Ltd.	89,000	729,443
Toshiba Corp.	584,178	2,547,830

		25,339,616

Telecommunication Services 1.1%
KDDI Corp.	417	3,054,674
Nippon Telegraph & Telephone Corp.	73,278	3,758,853
NTT DOCOMO, Inc.	2,098	3,726,138
SOFTBANK Corp.	130,500	4,235,460

		14,775,125

Transportation 0.4%
Central Japan Railway Co.	254	2,160,781
East Japan Railway Co.	53,360	3,235,127

		5,395,908

Utilities 0.5%
Chubu Electric Power Co., Inc.	96,200	1,760,050
The Kansai Electric Power Co., Inc.	111,300	1,641,832
The Tokyo Electric Power Co., Inc.	213,190	782,016
Tohoku Electric Power Co., Inc.	72,800	804,388
Tokyo Gas Co., Ltd.	339,201	1,460,708

		6,448,994

		190,943,276

Netherlands 2.2%

Capital Goods 0.2%
Koninklijke Philips Electronics N.V.	155,188	3,230,503

Diversified Financials 0.4%
ING Groep N.V. CVA *	592,635	5,109,090

Food & Staples Retailing 0.2%
Koninklijke Ahold N.V.	175,504	2,242,304

Food, Beverage & Tobacco 0.9%
Heineken Holding N.V.	18,010	770,454
Heineken N.V.	43,050	2,091,443
Unilever N.V. CVA	260,118	8,980,225

		11,842,122

Materials 0.1%
Akzo Nobel N.V.	34,522	1,815,237

Semiconductors & Semiconductor Equipment 0.2%
ASML Holding N.V.	66,323	2,782,182

Telecommunication Services 0.2%
Koninklijke (Royal) KPN N.V.	224,136	2,934,594

		29,956,032

Norway 0.8%

Banks 0.1%
DnB NOR A.S.A.	133,336	1,542,296

Energy 0.4%
Seadrill Ltd.	52,200	1,714,199
Statoil A.S.A.	160,311	4,067,740

		5,781,939

Materials 0.1%
Yara International A.S.A.	29,350	1,387,943

Telecommunication Services 0.2%
Telenor A.S.A.	114,038	2,031,329

		10,743,507

Portugal 0.2%

Energy 0.0%
Galp Energia, SGPS, S.A., B Shares	38,642	794,703

Telecommunication Services 0.1%
Portugal Telecom, SGPS, S.A. - Reg’d	142,374	1,018,143

Utilities 0.1%
EDP - Energias de Portugal S.A.	416,138	1,307,304

		3,120,150

Singapore 1.2%

Banks 0.6%
DBS Group Holdings Ltd.	252,246	2,463,880
Oversea-Chinese Banking Corp., Ltd.	423,552	2,835,663
United Overseas Bank Ltd.	185,233	2,512,229

		7,811,772

Capital Goods 0.1%
Keppel Corp., Ltd.	217,800	1,630,477

54 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Consumer Services 0.1%
Genting Singapore plc *	836,000	1,142,289

Food, Beverage & Tobacco 0.1%
Wilmar International Ltd.	372,000	1,606,231

Real Estate 0.1%
Capitaland Ltd.	444,000	956,574

Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,131,237	2,860,119

Transportation 0.0%
Singapore Airlines Ltd.	74,000	685,667

		16,693,129

Spain 3.3%

Banks 1.3%
Banco Bilbao Vizcaya Argentaria S.A.	744,928	6,704,291
Banco Santander S.A.	1,306,490	11,057,944
CaixaBank	86,902	423,681

		18,185,916

Capital Goods 0.1%
ACS, Actividades de Construccion y Servicios S.A.	25,945	982,853

Energy 0.3%
Repsol YPF S.A.	125,460	3,776,308

Retailing 0.2%
Industria de Diseno Textil S.A.	31,878	2,893,868

Telecommunication Services 0.9%
Telefonica S.A.	613,907	13,046,504

Transportation 0.1%
Abertis Infraestructuras S.A.	47,351	779,188

Utilities 0.4%
Gas Natural SDG S.A.	42,673	793,201
Iberdrola S.A.	619,293	4,480,566

		5,273,767

		44,938,404

Sweden 2.0%

Banks 0.7%
Nordea Bank AB	399,325	3,626,219
Skandinaviska Enskilda Banken AB, A Shares	252,575	1,583,369
Svenska Handelsbanken AB, A Shares	72,434	2,080,337
Swedbank AB, A Shares	142,056	1,988,851

		9,278,776

Capital Goods 0.5%
Atlas Copco AB, A Shares	101,869	2,214,579
Sandvik AB	162,375	2,232,104
Volvo AB, B Shares	220,084	2,739,320

		7,186,003

Retailing 0.3%
Hennes & Mauritz AB, B Shares	146,828	4,854,771

Technology Hardware & Equipment 0.3%
Telefonaktiebolaget LM Ericsson, B Shares	456,849	4,761,976

Telecommunication Services 0.2%
TeliaSonera AB	321,861	2,237,231

		28,318,757

Switzerland 8.6%

Capital Goods 0.5%
ABB Ltd. - Reg’d *	353,351	6,651,977

Commercial & Professional Supplies 0.1%
SGS S.A. - Reg’d	795	1,363,765

Consumer Durables & Apparel 0.5%
Compagnie Financiere Richemont S.A., Series A	86,837	4,946,634
Swatch Group AG - Bearer Shares	4,585	1,930,222

		6,876,856

Diversified Financials 0.9%
Credit Suisse Group AG - Reg’d *	154,492	4,455,709
UBS AG - Reg’d *	581,118	7,344,290

		11,799,999

Food, Beverage & Tobacco 2.2%
Nestle S.A. - Reg’d	525,628	30,401,094

Health Care Equipment & Services 0.1%
Synthes, Inc. - Reg’d	9,102	1,522,121

Insurance 0.6%
Swiss Re Ltd. *	56,150	3,065,704
Zurich Financial Services AG *	22,369	5,154,791

		8,220,495

Materials 0.5%
Holcim Ltd. - Reg’d *	40,426	2,560,019
Syngenta AG - Reg’d *	14,731	4,488,844

		7,048,863

Pharmaceuticals, Biotechnology & Life Sciences 3.0%
Novartis AG - Reg’d	416,501	23,463,696
Roche Holding AG	106,576	17,485,852
Roche Holding AG - Bearer Shares	4,345	742,280

		41,691,828

Telecommunication Services 0.1%
Swisscom AG - Reg’d	3,444	1,387,389

Transportation 0.1%
Kuehne & Nagel International AG - Reg’d	8,541	1,058,154

		118,022,541

United Kingdom 21.3%

Banks 3.0%
Barclays plc	1,869,537	5,795,457
HSBC Holdings plc	2,706,394	23,614,121
Lloyds Banking Group plc *	6,093,560	3,151,112
Royal Bank of Scotland Group plc *	2,970,251	1,146,280
Standard Chartered plc	294,899	6,881,269

		40,588,239

See financial notes 55

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Capital Goods 0.4%
BAE Systems plc	501,869	2,225,610
Rolls-Royce Holdings plc *	286,935	3,229,873
Rolls-Royce Holdings plc, C Shares (a)(b)*	20,515,011	32,986

		5,488,469

Commercial & Professional Supplies 0.1%
Experian plc	151,272	1,965,136

Consumer Services 0.2%
Compass Group plc	287,959	2,614,910

Energy 5.0%
BG Group plc	514,209	11,150,114
BP plc	2,873,603	21,146,375
Royal Dutch Shell plc, A Shares	548,991	19,447,845
Royal Dutch Shell plc, B Shares	408,945	14,672,192
Tullow Oil plc	134,158	3,014,250

		69,430,776

Food & Staples Retailing 0.8%
J Sainsbury plc	193,124	925,443
Tesco plc	1,215,869	7,839,211
WM Morrison Supermarkets plc	391,531	1,898,700

		10,663,354

Food, Beverage & Tobacco 2.9%
Associated British Foods plc	49,782	883,576
British American Tobacco plc	300,013	13,755,690
Diageo plc	379,847	7,861,224
Imperial Tobacco Group plc	156,844	5,713,342
SABMiller plc	141,143	5,140,458
Unilever plc	201,174	6,743,382

		40,097,672

Household & Personal Products 0.4%
Reckitt Benckiser Group plc	95,410	4,897,366

Insurance 0.6%
Aviva plc	433,333	2,364,076
Old Mutual plc	791,903	1,392,271
Prudential plc	390,366	4,032,132

		7,788,479

Materials 2.6%
Anglo American plc	200,720	7,358,490
Antofagasta plc	55,917	1,040,729
BHP Billiton plc	320,394	10,089,040
Fresnillo plc	24,967	676,879
Rio Tinto plc	223,527	12,092,567
Xstrata plc	299,933	4,995,848

		36,253,553

Media 0.4%
British Sky Broadcasting Group plc	159,997	1,804,042
Pearson plc	122,113	2,243,319
WPP plc	185,093	1,915,910

		5,963,271

Pharmaceuticals, Biotechnology & Life Sciences 2.2%
AstraZeneca plc	204,392	9,812,691
GlaxoSmithKline plc	770,586	17,293,765
Shire plc	84,515	2,652,552

		29,759,008

Telecommunication Services 1.8%
BT Group plc	1,180,057	3,560,498
Vodafone Group plc	7,714,407	21,420,479

		24,980,977

Utilities 0.9%
Centrica plc	779,695	3,711,815
National Grid plc	546,136	5,429,706
SSE plc	143,346	3,097,157

		12,238,678

		292,729,888

Total Common Stock
(Cost $1,064,505,397)		1,308,416,799

Preferred Stock 0.3% of net assets

Germany 0.3%

Automobiles & Components 0.3%
Volkswagen AG	21,812	3,798,553

Total Preferred Stock
(Cost $2,869,550)		3,798,553

Other Investment Company 4.1% of net assets

United States 4.1%
iShares MSCI EAFE Index Fund	1,075,000	56,297,750

Total Other Investment Company
(Cost $59,206,235)		56,297,750

End of Investments.

Collateral Invested for Securities on Loan 0.4% of net assets

Invesco Short Term Investments Trust Government & Agency Portfolio	5,801,760	5,801,760

Total Collateral Invested for Securities on Loan
(Cost $5,801,760)		5,801,760

End of collateral invested for securities on loan.

At 10/31/11, the tax basis cost of the fund’s investments was $1,145,372,793 and the unrealized appreciation and depreciation were $412,847,229 and ($189,706,920), respectively, with a net unrealized appreciation of $223,140,309.

At 10/31/11, the values of certain foreign securities held by the fund aggregating $1,178,330,751 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

56 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

(b)	Illiquid security. At the period end, the value of these amounted to $32,986 or 0.0% of net assets.
(c)	All or a portion of this security is on loan.

CVA —	Dutch Certificate
Reg’d —	Registered

See financial notes 57

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.
(a)	(1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.
(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Capital Trust

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer
Date: 12/16/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer
Date: 12/16/2011

By:	/s/ George Pereira
George Pereira
Principal Financial Officer
Date: 12/16/2011